UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

FORM N-CSR

Item 1.    Reports to Stockholders.

MainStay Balanced Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–6.00 –0.53%	3.00 4.17%	6.24 6.84%	1.13 1.13%
Investor Class Shares[3,4]	Maximum 2.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–6.21 –0.75	2.81 3.98	6.05 6.65	1.36 1.36
Class B Shares[5]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–6.30 –1.51	2.86 3.19	5.85 5.85	2.11 2.11
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/30/2002	–2.47 –1.51	3.19 3.19	5.85 5.85	2.11 2.11
Class I Shares	No Sales Charge		5/1/1989	–0.27	4.43	7.11	0.88
Class R1 Shares	No Sales Charge		1/2/2004	–0.38	4.33	7.00	0.98
Class R2 Shares	No Sales Charge		1/2/2004	–0.60	4.10	6.75	1.23
Class R3 Shares	No Sales Charge		4/28/2006	–0.88	3.81	6.47	1.48
Class R6 Shares	No Sales Charge		12/15/2017	–0.17	4.49	N/A	0.78

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to November 4, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 3.0%, which is reflected in the average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Russell Midcap® Value Index[6]	–6.94%	5.32%	9.40%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[7]	5.67	3.37	2.84
Balanced Composite Index[8]	–0.91	4.97	7.07
Morningstar Allocation – 50% to 70% Equity Category Average[9]	3.88	6.23	7.13

6.

The Russell Midcap® Value Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Fund has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Fund has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index weighted 60% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

9.

The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,069.10	$5.88	$1,019.46	$5.74	1.13%

Investor Class Shares	$1,000.00	$1,067.70	$7.12	$1,018.25	$6.95	1.37%

Class B Shares	$1,000.00	$1,063.70	$11.00	$1,014.48	$10.74	2.12%

Class C Shares	$1,000.00	$1,063.70	$11.00	$1,014.48	$10.74	2.12%

Class I Shares	$1,000.00	$1,070.70	$4.58	$1,020.71	$4.47	0.88%

Class R1 Shares	$1,000.00	$1,069.80	$5.31	$1,020.01	$5.18	1.02%

Class R2 Shares	$1,000.00	$1,068.50	$6.40	$1,018.95	$6.24	1.23%

Class R3 Shares	$1,000.00	$1,067.30	$7.64	$1,017.75	$7.46	1.47%

Class R6 Shares	$1,000.00	$1,071.10	$4.01	$1,021.27	$3.91	0.77%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of October 31, 2020 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.125%–1.625%, due 10/31/22–7/31/27

2.	Federal Farm Credit Bank, 0.75%–2.03%, due 4/5/27–10/15/30

3.	Federal Home Loan Bank, 0.375%–3.25%, due 9/13/24–6/9/28

4.	iShares Russell 1000 Value ETF

5.	Vanguard Mid-Cap Value ETF
6.	Federal National Mortgage Association, 0.50%–1.75%, due 7/2/24–8/5/30

7.	Federal Home Loan Mortgage Corporation, 0.375%–1.50%, due 2/12/25–8/12/30

8.	Bank of America Corp.

9.	JPMorgan Chase & Co.

10.	Becton Dickinson & Co.

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Fund’s fixed income Subadvisor; and Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Fund’s equity Subadvisor.

How did MainStay Balanced Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay Balanced Fund returned –0.27%, outperforming the –6.94% return of the Fund’s primary benchmark, the Russell Midcap® Value Index. Over the same period, Class I shares underperformed the 5.67% return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which is the Fund’s secondary benchmark, and outperformed the –0.91% return of the Balanced Composite Index, which is an additional benchmark of the Fund. For the 12 months ended October 31, 2020, Class I shares of the Fund underperformed the 3.88% return of the Morningstar Allocation –50% to 70% Equity Category Average.1

What factors affected relative performance in the equity portion of the Fund during the reporting period?

During the reporting period, market dynamics were influenced by several significant exogenous factors, most prominently the global COVID-19 pandemic, international trade disputes and uncertainties regarding the U.S. presidential election. While domestic equities rallied in the final months of 2019, the investment landscape abruptly changed during the first quarter of 2020 when the pandemic provoked the worst quarterly drop for most major equity market indices since the financial crisis of 2007-2008. Stock performance in the second quarter proved equally dramatic in the opposite direction—as global central banks intervened and massive fiscal stimulus was deployed, U.S. equity markets reported their best quarterly gain since 1999. The third quarter saw an extension of the equity market rally despite continuing restrictions on global mobility and economic activities.

Although U.S. equities proved quite resilient during the reporting period, markets were subject to many volatility surges, abrupt short-term style gyrations and frequent risk appetite reversals. Large-cap growth stocks were the definitive winner both before and after the pandemic-driven market sell-off as investors piled onto familiar technology and Internet names that were seen as less impacted by “contact economy.” Similarly, investors penalized smaller and cheaper stocks, deeming them comparatively risky. These extreme market conditions led to a collapse in market breadth, diminished diversification and factor dislocations, which provided a challenging backdrop for the Fund’s diversified stock selection framework. In this environment, valuation suffered one of the worst drawdowns in its history. The Fund’s trend-following stock selection factors mitigated some of the headwinds from the value sell-off, but trend-

following factors were also subject to sharp, volatile sell-offs amid market uncertainties and inflection points. Quality and profitability signals mitigated some downside risk, particularly during the March 2020 market downturn; however, hedge fund sentiment was not efficacious, with the hedge fund community in aggregate having a challenging time coping with market turmoil. The Fund’s balanced approach and defensive positioning with respect to risk helped contain some of the losses in this adverse investment climate.

During the reporting period, were there any liquidity events that materially impacted the performance of the equity portion of the Fund?

There were several liquidity episodes during the reporting period; however, they did not impact Fund performance materially as we avoided reacting to short-term events and making binary calls during moments of market turmoil. Trade implementation was challenging at these times as brokers priced market volatility in their bids, although our trading team navigated through this environment with care and caution.

During the reporting period, which sectors were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors were particularly weak?

During the reporting period, the strongest positive sector contributions to the performance of the equity portion of the Fund relative to the Russell Midcap® Value Index came from real estate, health care and information technology. (Contributions take weightings and total returns into account.) During the same period, the most significant sector detractors from benchmark-relative performance included industrials, materials and consumer staples.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

During the reporting period, the individual stocks that made the strongest positive contributions to the absolute performance of the equity portion of the Fund included gold miner Newmont; construction machinery & heavy trucks maker Cummins; and semiconductor device manufacturer Skyworks Solutions. The stocks that detracted most from absolute performance in the equity portion of the Fund included residential mortgage-focused real estate investment trust (“REIT”) MFA Financial; residential REIT Equity Residential; and aerospace & defense contractor Raytheon Technologies.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?

During the reporting period, the largest initial purchase in the equity portion of the Fund was in shares of flow control equipment maker Parker-Hannifin, while the largest position increase was in asset manager State Street. Over the same period, the largest full sale in the equity portion of the Fund was a position in health care supply distribution chain Cardinal Health, while the most significantly reduced position in the equity portion of the Fund was in mortgage insurer Fidelity National Financial.

How did sector weightings change in the equity portion of the Fund during the reporting period?

In the equity portion of the Fund, the largest increases in sector exposures relative to the Russell Midcap® Value Index during the reporting period occurred in the real estate and utility sectors. Over the same period, the equity portion of the Fund saw its most significant decreases in sector exposures relative to the Index in industrials and materials.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of October 31, 2020, the most overweight sector positions relative to the Russell Midcap® Value Index in the equity portion of the Fund were in health care and consumer staples. As of the same date, the equity portion of the Fund was most significantly underweight relative to the Index in the real estate and utilities sectors.

What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?

Relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, the Fund held overweight positions in U.S. government agencies, corporates, asset-backed securities and commercial mortgage-backed securities (“CMBS”) throughout the reporting period. To facilitate these overweight positions, the Fund maintained an underweight position to the U.S. Treasury sector. The corporate sector was the best performing sector during the reporting period. Overweight positions relative to the Index in asset-backed securities were accretive to performance, as was an overweight exposure to U.S. government agencies. Conversely, relatively underweight exposure to U.S. Treasury securities detracted from performance during the same period. The Fund’s overweight position in CMBS, particularly the non-agency subsector, detracted from performance as well, as did its overweight exposure to the mortgage-backed securities sector.

During the reporting period, were there any market events that materially impacted the fixed-income portion of the Fund’s performance or liquidity?

From a liquidity perspective, the first quarter of 2020 proved to be a challenging environment for all fixed-income investors. As investors flocked to the relative safety of cash and/or U.S. Treasury holdings, portfolio redemptions resulted in forced selling across the corporate landscape. This led to wider bid-ask spreads2 and a more difficult environment in which to transact. While the U.S. Federal Reserve’s heavy-handed response opened the primary market, secondary liquidity remained challenging until investors became more confident in the stability of the market.

During the reporting period, the Fund’s performance was materially affected by the coronavirus pandemic. During March 2020, option-adjusted spreads (“OAS”)3 on risk assets moved sharply wider as the virus spread throughout the United States, undermining the relative performance of the Fund’s overweight positions in corporates, CMBS and mortgage-backed securities compared to matched-duration4 U.S. Treasury bonds.

During the reporting period, how was the performance of the fixed-income portion of the Fund materially affected by investments in derivatives?

During the reporting period, the use of U.S. Treasury futures held by the fixed-income portion of the Fund had a positive impact on performance.

What was the duration strategy of the fixed-income portion of the Fund during the reporting period?

During most of the reporting period, the fixed-income portion of the Fund maintained a duration relatively close to that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. On two occasions, the Fund’s duration deviated significantly from that of the Index. In the beginning of the reporting period, the Fund duration was shorter than that of the Index; this strategy had a negative impact on the Fund’s performance. The Fund ended the reporting period with a duration longer than that of the Index; this strategy had a slightly positive impact on the Fund’s performance. As of October 31, 2020, the effective duration of the fixed-income portion of the Fund was 4.12 years compared to a duration of 4.10 years for the Index.

2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.	An option-adjusted spread is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option.
4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10	MainStay Balanced Fund

During the reporting period, which sectors were the strongest positive contributors to the relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?

During the reporting period, the fixed-income portion of the Fund maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the financials, industrials and utilities sectors. Positioning in the industrials sector, particularly the basic, capital goods and consumer cyclical subsectors, enhanced the Fund’s performance relative to the Index. The Fund’s positioning within the financials sector was also accretive to performance relative to the Index, led by relatively overweight exposure to insurance companies. Within non-corporate sectors, the Fund’s relatively underweight exposure to the foreign agency subsector was accretive to performance, as was its overweight exposure to the asset-backed securities subsector. Conversely, relatively overweight positions in CMBS and mortgage-backed securities detracted from performance compared to the Index.

What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?

During the reporting period, the fixed-income portion of the Fund generally sought to purchase corporate bonds during periods of market weakness and to sell corporate bonds as the market rallied.

How did the sector weightings of the fixed-income portion of the Fund change during the reporting period?

The fixed-income portion of the Fund held overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the financials, industrials and utilities sectors. Toward the end of the reporting period, the Fund’s corporate credit allocation was modestly reduced as credit spreads tightened to the tightest levels since February 2020 in response to an increase in virus cases, lack of further fiscal stimulus and the impending U.S. election.

Throughout the reporting period, we added to the Fund’s position in five- to ten-year U.S. government agency securities. Because of newly introduced Federal Housing Finance Agency liquidity rules, Fannie Mae and Freddie Mac were forced to extend the duration of their issuance, creating attractive opportunities in the three- to five-year part of the agency yield curve.5 The Fund sold U.S. Treasury securities to pay for U.S. government agency purchases, thereby reducing the Fund’s exposure to the Treasury sector. During the first quarter of 2020, we increased the Fund’s allocation to AAA-rated6 non-agency mortgage-backed securities due to attractive valuations versus shorter-duration alternatives. During this timeframe, we also increased the Fund’s allocation to non-agency CMBS, as we saw compelling relative value within AAA-rated conduit CMBS versus other alternatives. Throughout the reporting period, we added to the Fund’s asset-backed securities allocation with an emphasis on AAA-rated collateralized loan obligations, which remained one of our highest conviction sectors in terms of relative value within investment-grade fixed income.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of October 31, 2020, the fixed-income portion of the Fund held overweight positions in corporate bonds relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Index. Within the corporate sector, the Fund’s most significantly overweight positions were in financials, industrials and utilities. The Fund also held overweight exposure to asset-backed securities and, to a lesser degree, CMBS and U.S. government agencies.

Within non-corporate sectors, as of the same date, the Fund was relatively underweight to the sovereign, supranational, foreign agency and foreign local government sectors. The Fund also held an underweight position relative to the Index in the U.S. Treasury sector.

5.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

6.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2020

	Principal Amount	Value
Long-Term Bonds 44.1%† Asset-Backed Securities 5.3%
Automobile Asset-Backed Securities 0.2%
Toyota Auto Loan Extended Note Trust Series 2020-1A, Class A 1.35%, due 5/25/33 (a)	$750,000	$768,307

Other Asset-Backed Securities 5.1%
AIMCO CLO Series 2017-AA, Class A 1.478% (3 Month LIBOR + 1.26%), due 7/20/29 (a)(b)	500,000	496,386
Apidos CLO XV Series 2013-15A, Class A1RR 1.228% (3 Month LIBOR + 1.01%), due 4/20/31 (a)(b)	500,000	493,289
Apidos CLO XXV Series 2016-25A, Class A1R 1.388% (3 Month LIBOR + 1.17%), due 10/20/31 (a)(b)	650,000	640,942
Apidos CLO XXXII Series 2019-32A, Class A1 1.538% (3 Month LIBOR + 1.32%), due 1/20/33 (a)(b)	600,000	596,788
Ares XLI CLO, Ltd. Series 2016-41A, Class AR 1.437% (3 Month LIBOR + 1.20%), due 1/15/29 (a)(b)	750,000	745,201
Bain Capital Credit CLO, Ltd. Series 2016-2A, Class AR 1.377% (3 Month LIBOR + 1.14%), due 1/15/29 (a)(b)	598,257	593,749
Benefit Street Partners CLO IV, Ltd. Series 2014-IVA, Class A1RR 1.468% (3 Month LIBOR + 1.25%), due 1/20/29 (a)(b)	500,000	496,960
Benefit Street Partners CLO XVIII, Ltd. Series 2019-18A, Class A 1.577% (3 Month LIBOR + 1.34%), due 10/15/32 (a)(b)	350,000	346,589
CAL Funding IV, Ltd. Series 2020-1A, Class A 2.22%, due 9/25/45 (a)	1,241,146	1,241,634
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 1.439% (3 Month LIBOR + 1.23%), due 7/23/30 (a)(b)	1,500,000	1,490,937
Cedar Funding XII CLO, Ltd. Series 2020-12A, Class A 1.495% (3 Month LIBOR + 1.27%), due 10/25/32 (a)(b)	800,000	800,000

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Dryden CLO, Ltd. Series 2019-76A, Class A1 1.548% (3 Month LIBOR + 1.33%), due 10/20/32 (a)(b)	$500,000	$498,181
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A 2.69%, due 3/25/30 (a)	115,475	117,818
Galaxy XIX CLO, Ltd. Series 2015-19A, Class A1R 1.435% (3 Month LIBOR + 1.22%), due 7/24/30 (a)(b)	500,000	494,227
Galaxy XXII CLO, Ltd. Series 2016-22A, Class A1R 1.23% (3 Month LIBOR + 1.00%), due 7/16/28 (a)(b)	241,724	239,043
Highbridge Loan Management, Ltd. Series 2010A-16, Class A1R 1.358% (3 Month LIBOR + 1.14%), due 1/20/28 (a)(b)	248,173	246,366
Hilton Grand Vacations Trust Series 2018-AA, Class A 3.54%, due 2/25/32 (a)	366,297	383,183
HPS Loan Management, Ltd. Series 2011A-17, Class AR 1.243% (3 Month LIBOR + 1.02%), due 5/6/30 (a)(b)	1,050,000	1,032,836
Magnetite XVIII, Ltd. Series 2016-18A, Class AR 1.36% (3 Month LIBOR + 1.08%), due 11/15/28 (a)(b)	600,000	595,564
Magnetite XXIII, Ltd. Series 2019-23A, Class A 1.515% (3 Month LIBOR + 1.30%), due 10/25/32 (a)(b)	350,000	347,437
Magnetite XXVIII, Ltd. Series 2020-28A, Class A 1.487% (3 Month LIBOR + 1.27%), due 10/25/31 (a)(b)	500,000	499,152
MVW Owner Trust Series 2019-1A, Class A 2.89%, due 11/20/36 (a)	334,923	343,823
Neuberger Berman Loan Advisers CLO 24, Ltd. Series 2017-24A, Class AR 1.238% (3 Month LIBOR + 1.02%), due 4/19/30 (a)(b)	350,000	346,152
Neuberger Berman Loan Advisers CLO 35, Ltd. Series 2019-35A, Class A1 1.558% (3 Month LIBOR + 1.34%), due 1/19/33 (a)(b)	900,000	895,651

12	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Oaktree CLO, Ltd. Series 2020-1A, Class B 2.935% (3 Month LIBOR + 2.59%), due 7/15/29 (a)(b)	$500,000	$499,353
Octagon Investment Partners 29, Ltd. Series 2016-1A, Class AR 1.395% (3 Month LIBOR + 1.18%), due 1/24/33 (a)(b)	500,000	491,149
Octagon Investment Partners 30, Ltd. Series 2017-1A, Class A1 1.538% (3 Month LIBOR + 1.32%), due 3/17/30 (a)(b)	500,000	496,915
OHA Credit Funding, Ltd. Series 2020-6A, Class A1 1.902% (3 Month LIBOR + 1.65%), due 7/20/31 (a)(b)	400,000	400,688
Palmer Square CLO, Ltd. (a)(b)
Series 2014-1A, Class A1R2 1.348% (3 Month LIBOR + 1.13%), due 1/17/31	250,000	247,440
Series 2015-1A, Class A1R2 1.467% (3 Month LIBOR + 1.22%), due 5/21/29	750,000	745,919
Series-2015-2A, Class A2R2 1.768% (3 Month LIBOR + 1.55%), due 7/20/30	250,000	243,682
Regatta VI Funding, Ltd. Series 2016-1A, Class AR 1.298% (3 Month LIBOR + 1.08%), due 7/20/28 (a)(b)	838,285	832,642
Sierra Timeshare Receivables Funding LLC Series 2019-1A, Class A 3.20%, due 1/20/36 (a)	136,481	139,992
SMB Private Education Loan Trust (a)
Series 2020-B, Class A1A 1.29%, due 7/15/53	728,337	728,659
Series 2020-PTB, Class A2A 1.60%, due 9/15/54	800,000	801,957
Sofi Professional Loan Program LLC Series 2019-A, Class A1FX 3.18%, due 6/15/48 (a)	64,794	65,077
THL Credit Wind River CLO, Ltd. (a)(b)
Series 2017-4A, Class A 1.403% (3 Month LIBOR + 1.15%), due 11/20/30	507,000	500,381
Series 2017-2A, Class A 1.448% (3 Month LIBOR + 1.23%), due 7/20/30	250,000	247,653

	Principal Amount	Value
Other Asset-Backed Securities (continued)
TIAA CLO III, Ltd. Series 2017-2A, Class A 1.38% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(b)	$500,000	$490,448
TICP CLO X, Ltd. Series 2018-10A, Class A 1.218% (3 Month LIBOR + 1.00%), due 4/20/31 (a)(b)	400,000	394,056
TICP CLO XIII, Ltd. Series 2019 13A, Class A 1.537% (3 Month LIBOR + 1.30%), due 7/15/32 (a)(b)	500,000	498,064
Treman Park CLO, Ltd. Series 2015-1A, Class ARR 1.288% (3 Month LIBOR + 1.07%), due 10/20/28 (a)(b)	390,000	387,763
Triton Container Finance VIII LLC Series 2020-1A, Class A 2.11%, due 9/20/45 (a)	992,917	992,652
Vantage Data Centers LLC Series 2020-1A, Class A2 1.645%, due 9/15/45 (a)	1,400,000	1,391,304
Voya CLO, Ltd. Series 2019-1A, Class AR 1.297% (3 Month LIBOR + 1.06%), due 4/15/31 (a)(b)	400,000	392,235
Westcott Park CLO, Ltd. Series 2016 1A, Class AR 1.428% (3 Month LIBOR + 1.21%), due 7/20/28 (a)(b)	600,000	596,191

		25,566,128

Total Asset-Backed Securities (Cost $26,417,120)		26,334,435

Corporate Bonds 18.8%
Aerospace & Defense 0.6%
BAE Systems Holdings, Inc. 3.85%, due 12/15/25 (a)	640,000	722,727
Boeing Co.
3.10%, due 5/1/26	360,000	364,916
3.25%, due 2/1/28	500,000	499,978
3.625%, due 2/1/31	550,000	548,374
5.15%, due 5/1/30	625,000	690,707

		2,826,702

Apparel 0.0%‡
Ralph Lauren Corp. 1.70%, due 6/15/22	225,000	229,511

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers 1.6%
Daimler Finance North America LLC 1.18% (3 Month LIBOR + 0.90%), due 2/15/22 (a)(b)	$850,000	$855,522
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	575,000	569,250
3.664%, due 9/8/24	1,275,000	1,264,099
General Motors Financial Co., Inc.
4.35%, due 4/9/25	955,000	1,043,625
5.20%, due 3/20/23	275,000	298,408
Hyundai Capital America 2.375%, due 10/15/27 (a)	475,000	478,660
Nissan Motor Co., Ltd. 4.81%, due 9/17/30 (a)	825,000	827,649
Toyota Motor Credit Corp. 1.80%, due 2/13/25	900,000	937,212
Volkswagen Group of America Finance LLC (a)
1.083% (3 Month LIBOR + 0.86%), due 9/24/21 (b)	400,000	401,857
4.00%, due 11/12/21	1,350,000	1,397,306

		8,073,588

Banks 4.9%
Australia & New Zealand Banking Group, Ltd. 3.70%, due 11/16/25	425,000	485,355
Bank of America Corp. 4.45%, due 3/3/26	3,445,000	3,963,467
BNP Paribas S.A. (a)
2.219%, due 6/9/26 (c)	375,000	387,782
2.588% (5 Year Treasury Constant Maturity Rate + 2.05%), due 8/12/35 (b)	675,000	649,996
Citigroup, Inc. 4.60%, due 3/9/26	1,225,000	1,412,278
Credit Suisse A.G. of New York 2.95%, due 4/9/25	725,000	791,469
Credit Suisse Group A.G. 2.193%, due 6/5/26 (a)(c)	1,000,000	1,033,517
Fifth Third Bancorp 4.30%, due 1/16/24	1,100,000	1,209,337
Goldman Sachs Group, Inc.
2.905%, due 7/24/23 (c)	5,000	5,193
3.85%, due 1/26/27	905,000	1,018,472
Huntington Bancshares, Inc. 2.625%, due 8/6/24	1,700,000	1,810,740
JPMorgan Chase & Co.(c)
2.083%, due 4/22/26	2,250,000	2,352,740
2.956%, due 5/13/31	725,000	772,087
KeyBank N.A. 1.25%, due 3/10/23	450,000	459,202

	Principal Amount	Value
Banks (continued)
Lloyds Banking Group PLC 2.907%, due 11/7/23 (c)	$650,000	$676,097
Mizuho Financial Group, Inc. (b)
0.88% (3 Month LIBOR + 0.63%), due 5/25/24	2,300,000	2,298,943
1.099% (3 Month LIBOR + 0.85%), due 9/13/23	475,000	477,605
Morgan Stanley
3.625%, due 1/20/27	220,000	249,893
4.35%, due 9/8/26	1,320,000	1,533,743
Santander UK PLC 2.10%, due 1/13/23	200,000	206,444
Swedbank A.B. 1.30%, due 6/2/23 (a)	1,325,000	1,348,647
Truist Bank 1.50%, due 3/10/25	575,000	591,250
UBS Group A.G. 1.364% (1 Year Treasury Constant Maturity Rate + 1.08%), due 1/30/27 (a)(b)	675,000	673,052

		24,407,309

Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc. 4.75%, due 1/23/29	1,000,000	1,211,025
Diageo Capital PLC 2.125%, due 4/29/32	475,000	493,332

		1,704,357

Building Materials 0.2%
Owens Corning 3.95%, due 8/15/29	850,000	952,076
Vulcan Materials Co. 3.50%, due 6/1/30	200,000	224,427

		1,176,503

Chemicals 0.7%
Albemarle Corp. 1.33% (3 Month LIBOR + 1.05%), due 11/15/22 (b)	850,000	848,625
Dow Chemical Co. 4.80%, due 11/30/28	10,000	12,026
E.I. du Pont de Nemours & Co. 1.70%, due 7/15/25	225,000	233,282
LYB International Finance III LLC 1.25%, due 10/1/25	225,000	225,572
NewMarket Corp. 4.10%, due 12/15/22	1,220,000	1,301,187
Nutrien, Ltd. 3.625%, due 3/15/24	250,000	271,716
Nutrition & Biosciences, Inc. 1.832%, due 10/15/27 (a)	450,000	451,122

		3,343,530

14	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Computers 0.1%
DXC Technology Co. 4.00%, due 4/15/23	$250,000	$264,777

Diversified Financial Services 0.6%
AIG Global Funding 0.90%, due 9/22/25 (a)	525,000	522,684
Blackstone Holdings Finance Co. LLC 1.60%, due 3/30/31 (a)	475,000	464,768
GE Capital Funding LLC 4.05%, due 5/15/27 (a)	1,850,000	2,010,468

		2,997,920

Electric 1.6%
Berkshire Hathaway Energy Co. 1.65%, due 5/15/31 (a)	600,000	593,604
Commonwealth Edison Co. 3.10%, due 11/1/24	340,000	368,933
DTE Electric Co. 2.65%, due 6/15/22	600,000	617,401
DTE Energy Co. 1.05%, due 6/1/25	350,000	351,221
Entergy Arkansas LLC 3.70%, due 6/1/24	715,000	783,568
Entergy Corp. 4.00%, due 7/15/22	1,345,000	1,416,457
Exelon Corp. 4.05%, due 4/15/30	350,000	405,143
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	1,385,000	1,512,024
NextEra Energy Capital Holdings, Inc. 3.25%, due 4/1/26	615,000	684,686
Pinnacle West Capital Corp. 1.30%, due 6/15/25	775,000	787,113
Southern California Edison Co. 1.20%, due 2/1/26	550,000	545,706

		8,065,856

Electrical Components & Equipment 0.4%
Emerson Electric Co.
0.875%, due 10/15/26	1,470,000	1,455,464
1.80%, due 10/15/27	500,000	519,326

		1,974,790

Electronics 0.1%
Flex, Ltd. 3.75%, due 2/1/26	375,000	410,347

Food 0.2%
Conagra Brands, Inc. 4.85%, due 11/1/28	665,000	815,978

	Principal Amount	Value
Health Care—Products 0.1%
Baxter International, Inc. 1.73%, due 4/1/31 (a)	$625,000	$623,806

Health Care—Services 0.1%
Fresenius Medical Care U.S. Finance III, Inc. 2.375%, due 2/16/31 (a)	415,000	408,148

Insurance 0.2%
Empower Finance 2020, L.P. 1.776%, due 3/17/31 (a)	200,000	197,864
MassMutual Global Funding II 1.55%, due 10/9/30 (a)	250,000	246,132
Metropolitan Life Global Funding I 2.95%, due 4/9/30 (a)	500,000	557,371

		1,001,367

Iron & Steel 0.4%
Nucor Corp. 2.00%, due 6/1/25	375,000	392,027
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	1,460,000	1,576,668
Steel Dynamics, Inc. 2.40%, due 6/15/25	275,000	288,563

		2,257,258

Machinery—Diversified 0.4%
CNH Industrial Capital LLC
1.95%, due 7/2/23	425,000	432,341
4.375%, due 4/5/22	450,000	472,019
Deere & Co. 3.10%, due 4/15/30	600,000	680,557
Flowserve Corp. 3.50%, due 10/1/30	400,000	398,460

		1,983,377

Media 0.2%
Comcast Corp. 3.10%, due 4/1/25	500,000	549,196
Discovery Communications LLC 3.625%, due 5/15/30	200,000	221,283

		770,479

Mining 0.1%
Anglo American Capital PLC 5.625%, due 4/1/30 (a)	550,000	676,001

Oil & Gas 0.4%
Chevron Corp. 2.236%, due 5/11/30	600,000	628,738
Equinor ASA 1.75%, due 1/22/26	300,000	311,234

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Valero Energy Corp. 2.85%, due 4/15/25	$900,000	$921,961

		1,861,933

Oil & Gas Services 0.3%
Schlumberger Holdings Corp. 3.75%, due 5/1/24 (a)	1,345,000	1,452,019

Packaging & Containers 0.3%
WRKCo., Inc. 3.75%, due 3/15/25	1,270,000	1,413,081

Pharmaceuticals 1.5%
AbbVie, Inc. 2.95%, due 11/21/26 (a)	1,275,000	1,392,400
Bayer U.S. Finance II LLC 4.375%, due 12/15/28 (a)	885,000	1,020,441
Becton Dickinson & Co. 2.894%, due 6/6/22	2,413,000	2,496,072
Cigna Corp. 4.125%, due 11/15/25	1,745,000	1,995,820
CVS Health Corp. 1.75%, due 8/21/30	680,000	661,943

		7,566,676

Pipelines 0.9%
Energy Transfer Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	1,685,000	1,761,053
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	2,260,000	2,279,607
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	590,000	607,179

		4,647,839

Real Estate Investment Trusts 1.6%
American Campus Communities Operating Partnership, L.P. 3.30%, due 7/15/26	1,130,000	1,213,617
Federal Realty Investment Trust 1.25%, due 2/15/26	200,000	199,443
Highwoods Realty, L.P. 3.875%, due 3/1/27	1,975,000	2,135,516
Kimco Realty Corp. 3.80%, due 4/1/27	290,000	324,402
Realty Income Corp. 3.25%, due 10/15/22	880,000	920,946
SBA Tower Trust (a)
1.884%, due 1/15/26	400,000	412,418
2.836%, due 1/15/25	750,000	794,606

	Principal Amount	Value
Real Estate Investment Trusts (continued)
Spirit Realty L.P. 3.20%, due 2/15/31	$475,000	$473,470
VEREIT Operating Partnership, L.P. 3.95%, due 8/15/27	1,195,000	1,291,542

		7,765,960

Retail 0.0%‡
Advance Auto Parts, Inc. 1.75%, due 10/1/27	200,000	198,543

Software 0.1%
Fiserv, Inc. 4.20%, due 10/1/28	5,000	5,879
Infor, Inc. 1.75%, due 7/15/25 (a)	300,000	308,483

		314,362

Telecommunications 0.9%
AT&T, Inc.
1.65%, due 2/1/28	275,000	272,601
4.35%, due 3/1/29	1,030,000	1,199,548
T-Mobile USA, Inc. 2.55%, due 2/15/31 (a)	1,500,000	1,528,650
Verizon Communications, Inc.
3.376%, due 2/15/25	8,000	8,886
4.016%, due 12/3/29	1,131,000	1,337,656

		4,347,341

Total Corporate Bonds (Cost $88,918,651)		93,579,358

Foreign Government Bonds 0.3%
Colombia 0.1%
Colombia Government International Bond 3.875%, due 4/25/27	350,000	378,525

Mexico 0.1%
Mexico Government International Bond 3.75%, due 1/11/28	350,000	378,742

Philippines 0.1%
Philippine Government International Bond 3.00%, due 2/1/28	325,000	356,411

Poland 0.0%‡
Republic of Poland Government International Bond 5.00%, due 3/23/22	175,000	186,477

Total Foreign Government Bonds (Cost $1,173,383)		1,300,155

16	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities 3.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.9%
Bank Series 2017-BNK5, Class A2 2.987%, due 6/15/60	$600,000	$615,270
Benchmark Mortgage Trust
Series 2018-B1, Class A2 3.571%, due 1/15/51	300,000	311,709
Series 2018-B2, Class A2 3.662%, due 2/15/51	250,000	260,850
CD Mortgage Trust Series 2017-CD4, Class A2 3.03%, due 5/10/50	1,200,000	1,228,862
CFCRE Commercial Mortgage Trust Series 2017-C8, Class A2 2.982%, due 6/15/50	1,600,000	1,635,977
Citigroup Commercial Mortgage Trust Series 2020-GC46, Class A5 2.717%, due 2/15/53	1,000,000	1,077,436
Colony Mortgage Capital, Ltd. Series 2019-IKPR, Class B 1.626% (1 Month LIBOR + 1.478%), due 11/15/38 (a)(b)	2,000,000	1,853,540
CSMC WEST Trust Series 2020-WEST, Class A 3.04%, due 2/15/35 (a)	1,250,000	1,207,059
DBJPM Mortgage Trust Series 2017-C6, Class A2 2.917%, due 6/10/50	1,500,000	1,539,722
Morgan Stanley Bank of America Merrill Lynch Trust Series 2017-C33, Class A2 3.14%, due 5/15/50	2,000,000	2,050,798
Morgan Stanley Capital I Trust Series 2017-H1, Class A2 3.089%, due 6/15/50	1,700,000	1,744,732
UBS Commercial Mortgage Trust Series 2018-C8, Class A2 3.713%, due 2/15/51	800,000	836,894

		14,362,849

Whole Loan (Collateralized Mortgage Obligations) 0.7%
COLT Mortgage Loan Trust Series 2019-4, Class A1 2.579%, due 11/25/49 (a)(d)	465,446	470,891
JPMorgan Mortgage Trust Series 2019-1, Class A11 1.099% (1 Month LIBOR + 0.95%), due 5/25/49 (a)(b)	164,867	164,769
New Residential Mortgage Loan Trust Series 2020-NQM1, Class A1 2.464%, due 1/26/60 (a)(d)	430,443	437,080

	Principal Amount	Value
Whole Loan (Collateralized Mortgage Obligations) (continued)
Sequoia Mortgage Trust (a)(d)
Series 2020-3, Class A1 3.00%, due 4/25/50	$1,097,227	$1,124,828
Series 2020-1, Class A1 3.50%, due 2/25/50	231,910	237,063
Series 2020-2, Class A1 3.50%, due 3/25/50	1,020,861	1,048,970

		3,483,601

Total Mortgage-Backed Securities (Cost $17,989,659)		17,846,450

U.S. Government & Federal Agencies 16.1%
Federal Farm Credit Bank 2.2%
0.75%, due 4/5/27	675,000	666,466
0.90%, due 8/19/27	1,125,000	1,116,260
0.98%, due 4/27/27	775,000	764,347
1.14%, due 8/20/29	1,300,000	1,278,710
1.23%, due 9/10/29	1,500,000	1,503,656
1.23%, due 7/29/30	1,125,000	1,120,342
1.25%, due 6/24/30	1,400,000	1,395,458
1.26%, due 10/15/30	900,000	891,128
1.37%, due 6/1/29	1,000,000	1,000,827
2.03%, due 1/21/28	1,200,000	1,305,108

		11,042,302

Federal Home Loan Bank 1.6%
0.375%, due 9/4/25	1,060,000	1,056,613
2.50%, due 12/10/27	1,700,000	1,903,572
2.875%, due 9/13/24	1,800,000	1,980,370
3.00%, due 3/10/28	500,000	580,854
3.125%, due 9/12/25	800,000	901,586
3.25%, due 6/9/28	1,200,000	1,409,750

		7,832,745

Federal Home Loan Mortgage Corporation 1.0%
0.375%, due 7/21/25	45,000	44,784
0.375%, due 9/23/25	250,000	248,215
0.65%, due 10/27/25	1,000,000	1,000,026
0.85%, due 12/30/27	525,000	519,213
1.30%, due 8/12/30	885,000	879,431
1.50%, due 2/12/25	2,000,000	2,091,624

		4,783,293

Federal National Mortgage Association 1.0%
0.50%, due 6/17/25	950,000	949,951
0.625%, due 4/22/25	740,000	746,729
0.75%, due 10/8/27	1,000,000	993,776
0.875%, due 8/5/30	1,475,000	1,435,171
1.75%, due 7/2/24	825,000	869,441

		4,995,068

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes 10.3%
0.125%, due 10/31/22	$18,300,000	$18,289,277
0.125%, due 10/15/23	11,835,000	11,810,960
0.25%, due 10/31/25	5,125,000	5,092,169
0.375%, due 7/31/27	8,025,000	7,903,371
1.625%, due 11/15/22	7,955,600	8,192,093

		51,287,870

Total U.S. Government & Federal Agencies (Cost $78,967,544)		79,941,278

Total Long-Term Bonds (Cost $213,466,357)		219,001,676

	Shares
Common Stocks 51.5%
Aerospace & Defense 0.9%
Boeing Co.	3,841	554,602
General Dynamics Corp.	4,460	585,732
Huntington Ingalls Industries, Inc.	1,179	173,879
L3Harris Technologies, Inc.	3,637	585,957
Northrop Grumman Corp.	2,714	786,571
Raytheon Technologies Corp.	10,160	551,891
Textron, Inc.	31,677	1,134,037

		4,372,669

Air Freight & Logistics 0.3%
FedEx Corp.	3,029	785,935
United Parcel Service, Inc., Class B	4,342	682,171

		1,468,106

Auto Components 0.2%
Aptiv PLC	7,958	767,867

Automobiles 0.2%
Ford Motor Co.	41,419	320,169
General Motors Co.	17,249	595,608

		915,777

Banks 1.6%
Bank of America Corp.	29,726	704,506
Citigroup, Inc.	14,282	591,561
First Horizon National Corp.	19,625	204,296
JPMorgan Chase & Co.	6,102	598,240
PacWest Bancorp	45,956	884,194
PNC Financial Services Group, Inc.	6,534	731,024
Signature Bank	11,700	944,658
Synovus Financial Corp.	36,806	956,956
Truist Financial Corp.	16,952	714,018
U.S. Bancorp	18,255	711,032
Wells Fargo & Co.	32,136	689,317

		7,729,802

	Shares	Value
Beverages 0.7%
Coca-Cola Co.	12,406	$596,232
Constellation Brands, Inc., Class A	4,169	688,844
Keurig Dr. Pepper, Inc.	25,650	689,985
Molson Coors Beverage Co., Class B	29,473	1,039,218
PepsiCo., Inc.	5,283	704,171

		3,718,450

Biotechnology 0.8%
AbbVie, Inc.	10,022	852,872
Alexion Pharmaceuticals, Inc. (e)	6,620	762,227
Alkermes PLC (e)	14,370	233,513
Biogen, Inc. (e)	3,275	825,529
Exelixis, Inc. (e)	12,781	261,755
Gilead Sciences, Inc.	14,027	815,670
United Therapeutics Corp. (e)	2,534	340,139

		4,091,705

Building Products 1.2%
Carrier Global Corp.	16,551	552,638
Fortune Brands Home & Security, Inc.	1,715	138,692
Johnson Controls International PLC	35,493	1,498,159
Masco Corp.	23,511	1,260,190
Owens Corning	15,430	1,010,202
Trane Technologies PLC	10,955	1,454,276

		5,914,157

Capital Markets 3.0%
Ameriprise Financial, Inc.	8,692	1,397,934
Bank of New York Mellon Corp.	22,899	786,810
BlackRock, Inc.	1,351	809,533
Charles Schwab Corp.	18,633	766,003
CME Group, Inc.	3,857	581,327
Evercore, Inc., Class A	4,507	358,487
Franklin Resources, Inc.	45,145	846,469
Goldman Sachs Group, Inc.	3,626	685,459
Intercontinental Exchange, Inc.	8,603	812,123
Lazard, Ltd., Class A	27,381	921,918
LPL Financial Holdings, Inc.	12,620	1,008,716
Morgan Stanley	14,497	698,030
Nasdaq, Inc.	9,224	1,116,012
Raymond James Financial, Inc.	14,271	1,090,875
S&P Global, Inc.	2,520	813,280
State Street Corp.	23,807	1,402,232
T. Rowe Price Group, Inc.	4,809	609,108

		14,704,316

Chemicals 1.5%
Air Products & Chemicals, Inc.	2,157	595,850
Cabot Corp.	11,299	429,475
CF Industries Holdings, Inc.	37,914	1,046,805
Dow, Inc.	15,471	703,776
DuPont de Nemours, Inc.	10,561	600,709
Ecolab, Inc.	3,117	572,250

18	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Chemicals (continued)
Huntsman Corp.	40,066	$973,203
Linde PLC	2,709	596,901
LyondellBasell Industries N.V., Class A	15,911	1,089,108
Mosaic Co.	32,138	594,553
PPG Industries, Inc.	551	71,476
Valvoline, Inc.	8,561	168,395

		7,442,501

Commercial Services & Supplies 0.8%
ADT, Inc.	119,460	787,241
Cintas Corp.	1,797	565,246
Clean Harbors, Inc. (e)	16,432	870,403
Republic Services, Inc.	11,194	986,975
Waste Management, Inc.	7,416	800,261

		4,010,126

Communications Equipment 0.2%
Cisco Systems, Inc.	22,327	801,539

Construction & Engineering 0.2%
Quanta Services, Inc.	17,091	1,066,991

Consumer Finance 0.8%
Ally Financial, Inc.	387	10,325
American Express Co.	8,681	792,054
Capital One Financial Corp.	11,221	820,031
SLM Corp.	98,082	901,374
Synchrony Financial	48,835	1,221,852

		3,745,636

Containers & Packaging 0.2%
Ardagh Group S.A.	10,105	166,531
Berry Global Group, Inc. (e)	17,710	825,817
International Paper Co.	4,999	218,706

		1,211,054

Distributors 0.3%
Genuine Parts Co.	2,726	246,512
LKQ Corp. (e)	35,713	1,142,459

		1,388,971

Diversified Consumer Services 0.3%
Graham Holdings Co., Class B	2,183	830,282
H&R Block, Inc.	47,798	824,994

		1,655,276

Diversified Financial Services 0.3%
Berkshire Hathaway, Inc., Class B (e)	2,963	598,230
Jefferies Financial Group, Inc.	49,510	965,940

		1,564,170

Diversified Telecommunication Services 0.3%
AT&T, Inc.	26,643	719,894

	Shares	Value
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	10,687	$609,052

		1,328,946

Electric Utilities 1.5%
American Electric Power Co., Inc.	6,601	593,628
Duke Energy Corp.	6,631	610,781
Entergy Corp.	12,511	1,266,364
Evergy, Inc.	4,532	250,166
Eversource Energy	7,466	651,558
Exelon Corp.	14,816	591,010
FirstEnergy Corp.	9,547	283,737
Hawaiian Electric Industries, Inc.	11,060	365,422
NextEra Energy, Inc.	2,041	149,422
NRG Energy, Inc.	29,794	942,086
OGE Energy Corp.	30,070	925,254
Southern Co.	10,193	585,588
Xcel Energy, Inc.	3,783	264,924

		7,479,940

Electrical Equipment 0.6%
Eaton Corp. PLC	7,829	812,572
Emerson Electric Co.	10,770	697,788
GrafTech International, Ltd.	76,900	519,075
nVent Electric PLC	7,598	137,144
Regal Beloit Corp.	9,965	983,047

		3,149,626

Electronic Equipment, Instruments & Components 0.8%
Arrow Electronics, Inc. (e)	12,831	999,407
Avnet, Inc.	34,883	860,564
Jabil, Inc.	28,360	939,850
SYNNEX Corp.	7,230	951,757

		3,751,578

Energy Equipment & Services 0.1%
Schlumberger N.V.	40,730	608,506

Entertainment 0.8%
Activision Blizzard, Inc.	10,449	791,303
Electronic Arts, Inc. (e)	6,639	795,551
Lions Gate Entertainment Corp., Class B (e)	128,630	806,510
Take-Two Interactive Software, Inc. (e)	5,387	834,554
Walt Disney Co.	4,979	603,704

		3,831,622

Equity Real Estate Investment Trusts 2.9%
Alexandria Real Estate Equities, Inc.	4,641	703,204
American Homes 4 Rent, Class A	15,511	438,496
AvalonBay Communities, Inc.	2,629	365,773
Boston Properties, Inc.	1,551	112,308
Camden Property Trust	253	23,337
Crown Castle International Corp.	3,863	603,401
CubeSmart	12,447	422,327

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (continued)
CyrusOne, Inc.	6,224	$442,215
Digital Realty Trust, Inc.	4,046	583,838
Duke Realty Corp.	16,985	645,260
Equity Residential	13,196	619,948
Essex Property Trust, Inc.	1,712	350,258
Extra Space Storage, Inc.	3,056	354,343
First Industrial Realty Trust, Inc.	9,339	371,786
Gaming & Leisure Properties, Inc.	12,327	448,086
Healthcare Trust of America, Inc., Class A	2,270	55,161
Healthpeak Properties, Inc.	17,289	466,284
Host Hotels & Resorts, Inc.	41,412	433,998
Invitation Homes, Inc.	21,356	582,164
Life Storage, Inc.	3,366	384,229
Medical Properties Trust, Inc.	2,711	48,310
Mid-America Apartment Communities, Inc.	5,355	624,554
Prologis, Inc.	6,149	609,981
Public Storage	2,614	598,789
Realty Income Corp.	6,348	367,295
Rexford Industrial Realty, Inc.	8,517	395,700
SBA Communications Corp.	2,772	804,906
Sun Communities, Inc.	4,060	558,778
UDR, Inc.	1,458	45,548
Ventas, Inc.	5,437	214,598
VICI Properties, Inc.	20,055	460,262
Welltower, Inc.	8,266	444,463
Weyerhaeuser Co.	30,307	827,078
WP Carey, Inc.	1,514	94,791

		14,501,469

Food & Staples Retailing 0.9%
Costco Wholesale Corp.	2,267	810,725
Kroger Co.	48,571	1,564,472
Sysco Corp.	11,998	663,609
Walgreens Boots Alliance, Inc.	22,603	769,406
Walmart, Inc.	5,915	820,706

		4,628,918

Food Products 1.0%
Bunge, Ltd.	11,170	633,674
General Mills, Inc.	11,962	707,194
Ingredion, Inc.	13,087	927,737
Kraft Heinz Co.	20,204	618,040
Mondelez International, Inc., Class A	13,208	701,609
Tyson Foods, Inc., Class A	23,282	1,332,429

		4,920,683

Health Care Equipment & Supplies 1.5%
Abbott Laboratories	6,692	703,396
Baxter International, Inc.	10,511	815,338
Becton Dickinson & Co.	2,552	589,844
Boston Scientific Corp. (e)	16,762	574,434

	Shares	Value
Health Care Equipment & Supplies (continued)
Danaher Corp.	3,105	$712,722
Hill-Rom Holdings, Inc.	11,015	1,003,136
Hologic, Inc. (e)	14,635	1,007,181
ICU Medical, Inc. (e)	4,469	794,543
Medtronic PLC	6,758	679,652
Stryker Corp.	2,876	580,981
Zimmer Biomet Holdings, Inc.	76	10,039

		7,471,266

Health Care Providers & Services 1.9%
AmerisourceBergen Corp.	5,151	494,856
Anthem, Inc.	2,805	765,204
Centene Corp. (e)	12,668	748,679
Cigna Corp.	4,010	669,550
CVS Health Corp.	14,121	792,047
HCA Healthcare, Inc.	6,210	769,667
Humana, Inc.	1,932	771,409
McKesson Corp.	6,791	1,001,605
Molina Healthcare, Inc. (e)	4,705	877,341
Quest Diagnostics, Inc.	7,557	923,012
UnitedHealth Group, Inc.	2,602	793,974
Universal Health Services, Inc., Class B	9,572	1,048,613

		9,655,957

Hotels, Restaurants & Leisure 1.2%
Darden Restaurants, Inc.	9,150	841,068
Extended Stay America, Inc.	76,674	870,250
Las Vegas Sands Corp.	12,575	604,354
Marriott International, Inc., Class A	8,759	813,536
McDonald’s Corp.	3,252	692,676
Starbucks Corp.	8,135	707,420
Wyndham Destinations, Inc.	19,384	632,500
Yum! Brands, Inc.	8,478	791,252

		5,953,056

Household Durables 0.9%
Lennar Corp.
Class A	2,010	141,162
Class B	14,434	821,150
Mohawk Industries, Inc. (e)	10,257	1,058,420
PulteGroup, Inc.	27,911	1,137,653
Whirlpool Corp.	6,178	1,142,683

		4,301,068

Household Products 0.5%
Colgate-Palmolive Co.	9,269	731,231
Kimberly-Clark Corp.	6,198	821,793
Procter & Gamble Co.	5,162	707,710

		2,260,734

Independent Power & Renewable Electricity Producers 0.4%
AES Corp.	60,812	1,185,834
Vistra Corp.	58,857	1,022,346

		2,208,180

20	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Industrial Conglomerates 0.5%
3M Co.	3,716	$594,411
General Electric Co.	83,724	621,232
Honeywell International, Inc.	3,630	598,769
Roper Technologies, Inc.	1,745	647,988

		2,462,400

Insurance 2.0%
Aflac, Inc.	22,874	776,572
Allstate Corp.	9,260	821,825
American International Group, Inc.	19,765	622,400
American National Group, Inc.	3,034	208,739
Chubb, Ltd.	4,903	636,949
Fidelity National Financial, Inc.	1,145	35,827
First American Financial Corp.	5,331	237,709
Hartford Financial Services Group, Inc.	25,435	979,756
Marsh & McLennan Cos., Inc.	6,566	679,318
MetLife, Inc.	21,357	808,363
Principal Financial Group, Inc.	14,426	565,788
Progressive Corp.	7,773	714,339
Reinsurance Group of America, Inc.	3,600	363,672
Travelers Cos., Inc.	6,001	724,381
Unum Group	50,067	884,183
Willis Towers Watson PLC	3,821	697,256

		9,757,077

Interactive Media & Services 0.6%
Alphabet, Inc. (e)
Class A	459	741,794
Class C	458	742,423
Pinterest, Inc., Class A (e)	2,290	134,996
Twitter, Inc. (e)	5,535	228,928
Zillow Group, Inc., Class A (e)	10,677	953,776

		2,801,917

Internet & Direct Marketing Retail 0.3%
eBay, Inc.	15,767	750,982
Qurate Retail, Inc., Series A	127,004	859,817

		1,610,799

IT Services 1.7%
Alliance Data Systems Corp.	19,538	1,006,988
Amdocs, Ltd.	18,757	1,057,520
Automatic Data Processing, Inc.	5,003	790,274
Cognizant Technology Solutions Corp., Class A	11,567	826,115
DXC Technology Co.	30,263	557,444
Euronet Worldwide, Inc. (e)	4,550	404,222
Fidelity National Information Services, Inc.	4,431	552,058
Fiserv, Inc. (e)	6,280	599,552
Global Payments, Inc.	3,659	577,171
International Business Machines Corp.	6,500	725,790

	Shares	Value
IT Services (continued)
Leidos Holdings, Inc.	13,761	$1,142,163
Twilio, Inc., Class A (e)	681	189,979

		8,429,276

Leisure Products 0.2%
Peloton Interactive, Inc., Class A (e)	1,437	158,372
Polaris, Inc.	10,808	982,015

		1,140,387

Life Sciences Tools & Services 1.4%
Agilent Technologies, Inc.	9,765	996,909
Bio-Rad Laboratories, Inc., Class A (e)	446	261,543
Bruker Corp.	21,913	932,179
Charles River Laboratories International, Inc. (e)	2,945	670,577
IQVIA Holdings, Inc. (e)	8,734	1,344,949
PerkinElmer, Inc.	351	45,472
PPD, Inc. (e)	25,522	839,163
PRA Health Sciences, Inc. (e)	8,214	800,372
Thermo Fisher Scientific, Inc.	1,511	714,884
Waters Corp. (e)	1,678	373,892

		6,979,940

Machinery 1.8%
AGCO Corp.	12,241	942,924
Caterpillar, Inc.	3,785	594,434
Crane Co.	17,169	871,327
Cummins, Inc.	2,688	591,064
Deere & Co.	3,589	810,791
Dover Corp.	4,280	473,839
Fortive Corp.	8,838	544,421
Gates Industrial Corp. PLC (e)	7,466	82,873
Illinois Tool Works, Inc.	3,650	714,962
ITT, Inc.	8,534	516,392
Otis Worldwide Corp.	12,118	742,591
PACCAR, Inc.	6,297	537,638
Parker-Hannifin Corp.	7,680	1,600,205

		9,023,461

Media 0.5%
Charter Communications, Inc., Class A (e)	1,444	871,916
Comcast Corp., Class A	16,666	703,972
News Corp.
Class A	73,620	966,631
Class B	3,597	46,833

		2,589,352

Metals & Mining 1.1%
Freeport-McMoRan, Inc.	43,059	746,643
Newmont Corp.	24,209	1,521,294
Reliance Steel & Aluminum Co.	9,741	1,061,672
Royal Gold, Inc.	4,014	476,903
Southern Copper Corp.	14,267	746,735

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Metals & Mining (continued)
Steel Dynamics, Inc.	22,486	$707,859

		5,261,106

Mortgage Real Estate Investment Trusts 0.1%
AGNC Investment Corp.	19,977	279,079
Starwood Property Trust, Inc.	31,636	441,955

		721,034

Multi-Utilities 1.2%
Consolidated Edison, Inc.	13,865	1,088,264
Dominion Energy, Inc.	7,560	607,370
DTE Energy Co.	5,977	737,681
MDU Resources Group, Inc.	41,109	976,750
Public Service Enterprise Group, Inc.	15,651	910,106
Sempra Energy	4,704	589,694
WEC Energy Group, Inc.	12,669	1,273,868

		6,183,733

Multiline Retail 0.4%
Dollar Tree, Inc. (e)	11,441	1,033,351
Target Corp.	5,324	810,419

		1,843,770

Oil, Gas & Consumable Fuels 1.5%
Chevron Corp.	8,709	605,276
Cimarex Energy Co.	1,286	32,626
ConocoPhillips	20,378	583,218
Devon Energy Corp.	32,459	289,859
EOG Resources, Inc.	17,689	605,671
Exxon Mobil Corp.	18,526	604,318
HollyFrontier Corp.	48,194	892,071
Kinder Morgan, Inc.	49,909	593,917
Phillips 66	12,834	598,834
Pioneer Natural Resources Co.	10,174	809,444
Targa Resources Corp.	59,597	956,532
Valero Energy Corp.	18,449	712,316
Williams Cos., Inc.	19,422	372,708

		7,656,790

Personal Products 0.5%
Estee Lauder Cos., Inc., Class A	3,141	689,952
Herbalife Nutrition, Ltd. (e)	17,590	794,013
Nu Skin Enterprises, Inc., Class A	17,326	855,038

		2,339,003

Pharmaceuticals 1.0%
Bristol-Myers Squibb Co.	14,095	823,853
Catalent, Inc. (e)	1,150	100,935
Johnson & Johnson	5,841	800,860
Merck & Co., Inc.	10,668	802,340
Perrigo Co. PLC	22,991	1,008,615
Pfizer, Inc.	22,181	786,982

	Shares	Value
Pharmaceuticals (continued)
Zoetis, Inc.	4,544	$720,451

		5,044,036

Professional Services 0.2%
ManpowerGroup, Inc.	13,612	923,846

Road & Rail 1.1%
CSX Corp.	9,248	730,037
J.B. Hunt Transport Services, Inc.	6,414	780,840
Knight-Swift Transportation Holdings, Inc.	25,225	958,298
Norfolk Southern Corp.	3,462	723,974
Schneider National, Inc., Class B	36,916	814,367
Uber Technologies, Inc. (e)	20,554	686,709
Union Pacific Corp.	3,949	699,723

		5,393,948

Semiconductors & Semiconductor Equipment 1.6%
Advanced Micro Devices, Inc. (e)	8,871	667,898
Analog Devices, Inc.	6,021	713,669
Broadcom, Inc.	2,315	809,393
Cirrus Logic, Inc. (e)	12,593	867,280
Intel Corp.	18,002	797,129
Micron Technology, Inc. (e)	13,990	704,257
MKS Instruments, Inc.	583	63,191
Qorvo, Inc. (e)	9,686	1,233,609
Skyworks Solutions, Inc.	8,729	1,233,320
Texas Instruments, Inc.	5,762	833,128

		7,922,874

Software 1.3%
Autodesk, Inc. (e)	3,375	794,947
CDK Global, Inc.	21,920	944,752
Citrix Systems, Inc.	9,510	1,077,198
Nuance Communications, Inc. (e)	8,349	266,417
Oracle Corp.	14,629	820,833
salesforce.com, Inc. (e)	3,014	700,062
SS&C Technologies Holdings, Inc.	11,637	689,143
Synopsys, Inc. (e)	4,027	861,214
Teradata Corp. (e)	22,423	411,911

		6,566,477

Specialty Retail 1.7%
Advance Auto Parts, Inc.	4,011	590,740
AutoNation, Inc. (e)	15,584	884,080
AutoZone, Inc. (e)	507	572,393
Best Buy Co., Inc.	12,964	1,446,134
Dick’s Sporting Goods, Inc.	16,313	924,132
Foot Locker, Inc.	25,350	934,908
Home Depot, Inc.	3,046	812,399
L Brands, Inc.	31,628	1,012,412
Ross Stores, Inc.	7,959	677,868
TJX Cos., Inc.	13,263	673,760

		8,528,826

22	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals 0.6%
Dell Technologies, Inc., Class C (e)	11,267	$678,949
HP, Inc.	88,930	1,597,183
Xerox Holdings Corp.	50,181	872,146

		3,148,278

Textiles, Apparel & Luxury Goods 0.3%
Carter’s, Inc.	10,955	892,285
PVH Corp.	9,590	559,001
Tapestry, Inc.	5,201	115,618

		1,566,904

Thrifts & Mortgage Finance 0.5%
MGIC Investment Corp.	92,959	935,167
New York Community Bancorp, Inc.	111,364	925,435
Rocket Cos., Inc., Class A (e)(f)	36,694	668,932

		2,529,534

Tobacco 0.3%
Altria Group, Inc.	18,913	682,381
Philip Morris International, Inc.	11,419	810,977

		1,493,358

Trading Companies & Distributors 0.2%
HD Supply Holdings, Inc. (e)	22,832	910,084

Water Utilities 0.0%‡
American Water Works Co., Inc.	1,105	166,314

Wireless Telecommunication Services 0.1%
T-Mobile U.S., Inc. (e)	5,527	605,593

Total Common Stocks (Cost $222,361,147)		256,220,779

Exchange-Traded Funds 3.5%
iShares Intermediate Government / Credit Bond ETF	570	66,838
iShares Russell 1000 Value ETF	62,377	7,281,267
iShares Russell Mid-Cap ETF (f)	31,421	1,814,563
SPDR S&P 500 ETF Trust	5,262	1,718,254
Vanguard Mid-Cap Value ETF	66,705	6,795,905

Total Exchange-Traded Funds (Cost $16,995,321)		17,676,827

	Principal Amount	Value
Short-Term Investments 1.0%
Repurchase Agreement 0.8%
Fixed Income Clearing Corp. 0.00%, dated 10/30/20 due 11/2/20 Proceeds at Maturity $3,868,908 (Collateralized by a United States Treasury Note with a rate of 1.50% and maturity date 11/30/24, with a Principal Amount of $3,739,000 and a Market Value of $3,946,468)	$3,868,908	$3,868,908

Total Repurchase Agreement (Cost $3,868,908)		3,868,908

	Shares
Unaffiliated Investment Company 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09% (g)(h)	1,024,798	1,024,798

Total Unaffiliated Investment Company (Cost $1,024,798)		1,024,798

Total Short-Term Investments (Cost $4,893,706)		4,893,706

Total Investments (Cost $457,716,531)	100.1%	497,792,988
Other Assets, Less Liabilities	(0.1)	(313,197)
Net Assets	100.0%	$497,479,791

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2020.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2020.

(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2020.

(e)	Non-income producing security.

(f)

All or a portion of this security was held on loan. As of October 31, 2020, the aggregate market value of securities on loan was $972,884; the total market value of collateral held by the Fund was $1,028,277. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,479 (See Note 2(I)).

(g)	Current yield as of October 31, 2020.

(h)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2020 (continued)

Futures Contracts

As of October 31, 2020, the Fund held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
2-Year United States Treasury Note	29	December 2020	$6,406,813	$6,404,469	$(2,344)
5-Year United States Treasury Note	154	December 2020	19,402,085	19,342,641	(59,444)
10-Year United States Treasury Note	49	December 2020	6,829,306	6,772,719	(56,587)

Total Long Contracts					(118,375)

Short Contracts
10-Year United States Treasury Ultra Note	(7)	December 2020	(1,103,894)	(1,100,969)	2,925
United States Treasury Long Bond	(1)	December 2020	(177,631)	(172,469)	5,162
United States Treasury Ultra Bond	(2)	December 2020	(439,145)	(430,000)	9,145

Total Short Contracts					17,232

Net Unrealized Depreciation					$(101,143)

1.	As of October 31, 2020, cash in the amount of $157,794 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2020.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$26,334,435	$—	$26,334,435
Corporate Bonds	—	93,579,358	—	93,579,358
Foreign Government Bonds	—	1,300,155	—	1,300,155
Mortgage-Backed Securities	—	17,846,450	—	17,846,450
U.S. Government & Federal Agencies	—	79,941,278	—	79,941,278

Total Long-Term Bonds	—	219,001,676	—	219,001,676

Common Stocks	256,220,779	—	—	256,220,779
Exchange-Traded Funds	17,676,827	—	—	17,676,827
Short-Term Investments
Repurchase Agreements	—	3,868,908	—	3,868,908
Unaffiliated Investment Company	1,024,798	—	—	1,024,798

Total Short-Term Investments	1,024,798	3,868,908	—	4,893,706

Total Investments in Securities	274,922,404	222,870,584	—	497,792,988

Other Financial Instruments
Futures Contracts (b)	17,232	—	—	17,232

Total Investments in Securities and Other Financial Instruments	$274,939,636	$222,870,584	$—	$497,810,220

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(118,375)	$—	$—	$(118,375)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

24	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in securities, at value (identified cost $457,716,531) including securities on loan of $972,884	$497,792,988
Cash collateral on deposit at broker for futures contracts	157,794
Receivables:
Investment securities sold	27,085,882
Dividends and interest	1,135,025
Fund shares sold	187,218
Securities lending	374
Other assets	31,280

Total assets	526,390,561

Liabilities
Due to custodian	274,379
Cash collateral received for securities on loan	1,024,798
Payables:
Investment securities purchased	26,701,006
Manager (See Note 3)	304,439
Fund shares redeemed	278,040
Transfer agent (See Note 3)	134,836
NYLIFE Distributors (See Note 3)	103,428
Shareholder communication	44,341
Professional fees	27,121
Custodian	8,986
Variation margin on futures contracts	4,227
Trustees	673
Accrued expenses	4,496

Total liabilities	28,910,770

Net assets	$497,479,791

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,730
Additional paid-in capital	457,068,007

457,084,737
Total distributable earnings (loss)	40,395,054

Net assets	$497,479,791

Class A
Net assets applicable to outstanding shares	$252,573,690

Shares of beneficial interest outstanding	8,497,867

Net asset value per share outstanding	$29.72
Maximum sales charge (3.00% of offering price)	0.92

Maximum offering price per share outstanding	$30.64

Investor Class
Net assets applicable to outstanding shares	$47,357,676

Shares of beneficial interest outstanding	1,591,784

Net asset value per share outstanding	$29.75
Maximum sales charge (2.50% of offering price)	0.76

Maximum offering price per share outstanding	$30.51

Class B
Net assets applicable to outstanding shares	$10,671,460

Shares of beneficial interest outstanding	360,958

Net asset value and offering price per share outstanding	$29.56

Class C
Net assets applicable to outstanding shares	$30,769,128

Shares of beneficial interest outstanding	1,041,119

Net asset value and offering price per share outstanding	$29.55

Class I
Net assets applicable to outstanding shares	$152,036,141

Shares of beneficial interest outstanding	5,101,663

Net asset value and offering price per share outstanding	$29.80

Class R1
Net assets applicable to outstanding shares	$77,877

Shares of beneficial interest outstanding	2,617

Net asset value and offering price per share outstanding	$29.76

Class R2
Net assets applicable to outstanding shares	$1,693,371

Shares of beneficial interest outstanding	56,878

Net asset value and offering price per share outstanding	$29.77

Class R3
Net assets applicable to outstanding shares	$2,251,935

Shares of beneficial interest outstanding	75,828

Net asset value and offering price per share outstanding	$29.70

Class R6
Net assets applicable to outstanding shares	$48,513

Shares of beneficial interest outstanding	1,626

Net asset value and offering price per share outstanding (a)	$29.83

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Dividends (a)	$7,062,623
Interest	5,310,552
Securities lending	18,459
Other	746

Total income	12,392,380

Expenses
Manager (See Note 3)	3,698,398
Distribution/Service—Class A (See Note 3)	656,075
Distribution/Service—Investor Class (See Note 3)	123,544
Distribution/Service—Class B (See Note 3)	126,983
Distribution/Service—Class C (See Note 3)	381,046
Distribution/Service—Class R2 (See Note 3)	5,481
Distribution/Service—Class R3 (See Note 3)	11,224
Transfer agent (See Note 3)	821,787
Registration	127,745
Professional fees	104,042
Shareholder communication	66,228
Custodian	56,845
Trustees	12,492
Shareholder service (See Note 3)	5,006
Miscellaneous	31,131

Total expenses before waiver/reimbursement	6,228,027
Expense waiver/reimbursement from Manager (See Note 3)	(24,381)

Net expenses	6,203,646

Net investment income (loss)	6,188,734

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	5,043,796
Futures transactions	1,164,931

Net realized gain (loss)	6,208,727

Net change in unrealized appreciation (depreciation) on:
Investments	(17,678,635)
Futures contracts	48,127

Net change in unrealized appreciation (depreciation)	(17,630,508)

Net realized and unrealized gain (loss)	(11,421,781)

Net increase (decrease) in net assets resulting from operations	$(5,233,047)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $961.

26	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,188,734	$8,788,586
Net realized gain (loss)	6,208,727	13,932,201
Net change in unrealized appreciation (depreciation)	(17,630,508)	17,962,219

Net increase (decrease) in net assets resulting from operations	(5,233,047)	40,683,006

Distributions to shareholders:
Class A	(9,628,061)	(21,432,331)
Investor Class	(1,699,180)	(4,027,560)
Class B	(379,813)	(1,322,812)
Class C	(1,139,534)	(5,204,565)
Class I	(6,310,208)	(17,527,178)
Class R1	(32,148)	(133,373)
Class R2	(85,858)	(274,081)
Class R3	(67,625)	(274,626)
Class R6	(1,844)	(230,853)

Total distributions to shareholders	(19,344,271)	(50,427,379)

Capital share transactions:
Net proceeds from sale of shares	54,812,354	118,856,507
Net asset value of shares issued to shareholders in reinvestment of distributions	18,977,236	49,461,234
Cost of shares redeemed	(143,847,332)	(204,538,002)

Increase (decrease) in net assets derived from capital share transactions	(70,057,742)	(36,220,261)

Net increase (decrease) in net assets	(94,635,060)	(45,964,634)

Net Assets
Beginning of year	592,114,851	638,079,485

End of year	$497,479,791	$592,114,851

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020	2019	2018		2017	2016

Net asset value at beginning of year	$30.98	$31.49	$33.63		$31.27	$32.13

Net investment income (loss) (a)	0.36	0.44	0.44		0.39	0.40

Net realized and unrealized gain (loss) on investments	(0.54)	1.58	(0.23)		2.80	0.79

Total from investment operations	(0.18)	2.02	0.21		3.19	1.19

Less distributions:

From net investment income	(0.41)	(0.46)	(0.48)		(0.39)	(0.40)

From net realized gain on investments	(0.67)	(2.07)	(1.87)		(0.44)	(1.65)

Total distributions	(1.08)	(2.53)	(2.35)		(0.83)	(2.05)

Net asset value at end of year	$29.72	$30.98	$31.49		$33.63	$31.27

Total investment return (b)	(0.53%)	7.07%	0.48	%(c)	10.32%	3.95%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.21%	1.47%	1.35%		1.19%	1.30	%(d)

Net expenses (e)	1.13%	1.12%	1.10%		1.10%	1.11	%(f)

Portfolio turnover rate	217%	194%	200%		191%	271%

Net assets at end of year (in 000’s)	$252,574	$279,636	$265,314		$281,174	$240,565

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.29%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.12%.

	Year ended October 31,

Investor Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$31.01	$31.51	$33.65	$31.29	$32.14

Net investment income (loss) (a)	0.29	0.38	0.38	0.34	0.35

Net realized and unrealized gain (loss) on investments	(0.55)	1.58	(0.23)	2.79	0.80

Total from investment operations	(0.26)	1.96	0.15	3.13	1.15

Less distributions:

From net investment income	(0.33)	(0.39)	(0.42)	(0.33)	(0.35)

From net realized gain on investments	(0.67)	(2.07)	(1.87)	(0.44)	(1.65)

Total distributions	(1.00)	(2.46)	(2.29)	(0.77)	(2.00)

Net asset value at end of year	$29.75	$31.01	$31.51	$33.65	$31.29

Total investment return (b)	(0.75%)	6.79%	0.29%	10.13%	3.82%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.97%	1.26%	1.18%	1.05%	1.14	%(c)

Net expenses (d)	1.38%	1.33%	1.28%	1.26%	1.26	%(e)

Expenses (before waiver/reimbursement) (d)	1.40%	1.35%	1.30%	1.26%	1.26	%(e)

Portfolio turnover rate	217%	194%	200%	191%	271%

Net assets at end of year (in 000’s)	$47,358	$53,006	$51,128	$55,541	$81,762

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.13%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.27%.

28	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020	2019	2018		2017	2016

Net asset value at beginning of year	$30.82	$31.35	$33.48		$31.15	$32.01

Net investment income (loss) (a)	0.07	0.16	0.14		0.09	0.12

Net realized and unrealized gain (loss) on investments	(0.54)	1.54	(0.23)		2.78	0.79

Total from investment operations	(0.47)	1.70	(0.09)		2.87	0.91

Less distributions:

From net investment income	(0.12)	(0.16)	(0.17)		(0.10)	(0.12)

From net realized gain on investments	(0.67)	(2.07)	(1.87)		(0.44)	(1.65)

Total distributions	(0.79)	(2.23)	(2.04)		(0.54)	(1.77)

Net asset value at end of year	$29.56	$30.82	$31.35		$33.48	$31.15

Total investment return (b)	(1.51%)	6.00%	(0.45	%)(c)	9.31%	3.03%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.23%	0.54%	0.43%		0.29%	0.40	%(d)

Net expenses (e)	2.13%	2.08%	2.03%		2.02%	2.01	%(f)

Expenses (before waiver/reimbursement) (e)	2.15%	2.10%	2.05%		2.02%	2.01	%(f)

Portfolio turnover rate	217%	194%	200%		191%	271%

Net assets at end of year (in 000’s)	$10,671	$15,049	$18,795		$24,551	$27,999

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 2.02%.

	Year ended October 31,

Class C	2020	2019	2018		2017	2016

Net asset value at beginning of year	$30.81	$31.33	$33.46		$31.13	$32.00

Net investment income (loss) (a)	0.07	0.18	0.14		0.09	0.12

Net realized and unrealized gain (loss) on investments	(0.54)	1.53	(0.23)		2.78	0.78

Total from investment operations	(0.47)	1.71	(0.09)		2.87	0.90

Less distributions:

From net investment income	(0.12)	(0.16)	(0.17)		(0.10)	(0.12)

From net realized gain on investments	(0.67)	(2.07)	(1.87)		(0.44)	(1.65)

Total distributions	(0.79)	(2.23)	(2.04)		(0.54)	(1.77)

Net asset value at end of year	$29.55	$30.81	$31.33		$33.46	$31.13

Total investment return (b)	(1.51%)	6.03%	(0.45	%)(c)	9.32%	3.00%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.23%	0.59%	0.43%		0.29%	0.40	%(d)

Net expenses (e)	2.13%	2.08%	2.03%		2.02%	2.01	%(f)

Expenses (before waiver/reimbursement) (e)	2.15%	2.10%	2.05%		2.02%	2.01	%(f)

Portfolio turnover rate	217%	194%	200%		191%	271%

Net assets at end of year (in 000’s)	$30,769	$45,437	$76,233		$94,447	$102,410

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 2.02%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020	2019	2018	2017	2016

Net asset value at beginning of year	$31.06	$31.56	$33.71	$31.35	$32.20

Net investment income (loss) (a)	0.44	0.53	0.52	0.47	0.48

Net realized and unrealized gain (loss) on investments	(0.55)	1.57	(0.24)	2.80	0.79

Total from investment operations	(0.11)	2.10	0.28	3.27	1.27

Less distributions:

From net investment income	(0.48)	(0.53)	(0.56)	(0.47)	(0.47)

From net realized gain on investments	(0.67)	(2.07)	(1.87)	(0.44)	(1.65)

Total distributions	(1.15)	(2.60)	(2.43)	(0.91)	(2.12)

Net asset value at end of year	$29.80	$31.06	$31.56	$33.71	$31.35

Total investment return (b)	(0.27%)	7.32%	0.70%	10.57%	4.23%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.47%	1.75%	1.61%	1.45%	1.55	%(c)

Net expenses (d)	0.88%	0.87%	0.85%	0.85%	0.86	%(e)

Portfolio turnover rate	217%	194%	200%	191%	271%

Net assets at end of year (in 000’s)	$152,036	$177,076	$217,380	$291,941	$296,970

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.87%.

	Year ended October 31,

Class R1	2020	2019	2018	2017	2016

Net asset value at beginning of year	$31.02	$31.52	$33.66	$31.30	$32.16

Net investment income (loss) (a)	0.49	0.50	0.49	0.44	0.44

Net realized and unrealized gain (loss) on investments	(0.63)	1.57	(0.24)	2.79	0.79

Total from investment operations	(0.14)	2.07	0.25	3.23	1.23

Less distributions:

From net investment income	(0.45)	(0.50)	(0.52)	(0.43)	(0.44)

From net realized gain on investments	(0.67)	(2.07)	(1.87)	(0.44)	(1.65)

Total distributions	(1.12)	(2.57)	(2.39)	(0.87)	(2.09)

Net asset value at end of year	$29.76	$31.02	$31.52	$33.66	$31.30

Total investment return (b)	(0.38%)	7.22%	0.62%	10.47%	4.10%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.60%	1.67%	1.50%	1.35%	1.44	%(c)

Net expenses (d)	0.98%	0.97%	0.95%	0.95%	0.96	%(e)

Portfolio turnover rate	217%	194%	200%	191%	271%

Net assets at end of year (in 000’s)	$78	$1,286	$1,805	$2,016	$2,130

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.43%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.97%.

30	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R2	2020	2019	2018		2017	2016

Net asset value at beginning of year	$31.02	$31.53	$33.67		$31.26	$32.12

Net investment income (loss) (a)	0.34	0.42	0.41		0.39	0.37

Net realized and unrealized gain (loss) on investments	(0.55)	1.56	(0.24)		2.81	0.78

Total from investment operations	(0.21)	1.98	0.17		3.20	1.15

Less distributions:

From net investment income	(0.37)	(0.42)	(0.44)		(0.35)	(0.36)

From net realized gain on investments	(0.67)	(2.07)	(1.87)		(0.44)	(1.65)

Total distributions	(1.04)	(2.49)	(2.31)		(0.79)	(2.01)

Net asset value at end of year	$29.77	$31.02	$31.53		$33.67	$31.26

Total investment return (b)	(0.60%)	6.95%	0.37	%(c)	10.37%	3.85%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.14%	1.40%	1.26%		1.19%	1.21	%(d)

Net expenses (e)	1.23%	1.22%	1.20%		1.21%	1.21	%(f)

Portfolio turnover rate	217%	194%	200%		191%	271%

Net assets at end of year (in 000’s)	$1,693	$2,882	$3,496		$5,234	$38,233

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.22%.

	Year ended October 31,

Class R3	2020	2019	2018	2017	2016

Net asset value at beginning of year	$30.95	$31.45	$33.59	$31.25	$32.10

Net investment income (loss) (a)	0.26	0.35	0.33	0.27	0.29

Net realized and unrealized gain (loss) on investments	(0.55)	1.56	(0.24)	2.78	0.80

Total from investment operations	(0.29)	1.91	0.09	3.05	1.09

Less distributions:

From net investment income	(0.29)	(0.34)	(0.36)	(0.27)	(0.29)

From net realized gain on investments	(0.67)	(2.07)	(1.87)	(0.44)	(1.65)

Total distributions	(0.96)	(2.41)	(2.23)	(0.71)	(1.94)

Net asset value at end of year	$29.70	$30.95	$31.45	$33.59	$31.25

Total investment return (b)	(0.88%)	6.68%	0.12%	9.88%	3.63%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.86%	1.15%	1.00%	0.82%	0.94	%(c)

Net expenses (d)	1.48%	1.47%	1.45%	1.45%	1.46	%(e)

Portfolio turnover rate	217%	194%	200%	191%	271%

Net assets at end of year (in 000’s)	$2,252	$3,048	$3,880	$5,490	$3,548

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.93%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.47%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,		December 15, 2017^ through October 31,

Class R6	2020	2019	2018

Net asset value at beginning of period	$31.06	$31.57	$32.52

Net investment income (loss) (a)	0.61	0.53	0.48

Net realized and unrealized gain (loss) on investments	(0.69)	1.59	(0.95)

Total from investment operations	(0.08)	2.12	(0.47)

Less distributions:

From net investment income	(0.48)	(0.56)	(0.48)

From net realized gain on investments	(0.67)	(2.07)	—

Total distributions	(1.15)	(2.63)	(0.48)

Net asset value at end of period	$29.83	$31.06	$31.57

Total investment return (b)	(0.17%)	7.40%	(1.48%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.94%	1.75%	1.65	% ††

Net expenses (c)	0.78%	0.77%	0.76	% ††

Portfolio turnover rate	217%	194%	200%

Net assets at end of period (in 000’s)	$49	$14,697	$48

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Balanced Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class I shares commenced operations on May 1, 1989. Class C shares commenced operations on December 30, 2002. Class A, Class B, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on December 15, 2017. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of October 31, 2020, SIMPLE Class shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally,

Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fees. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to any fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

33

Notes to Financial Statements (continued)

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020, were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of con-

34	MainStay Balanced Fund

vertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that

35

Notes to Financial Statements (continued)

affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. Repurchase agreements as of October 31, 2020, are shown in the Portfolio of Investments.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of October 31, 2020, are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 12 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund had securities on loan with an aggregate market value of $972,884; the total market value of collateral held by the Fund was $1,028,277. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $3,479 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $1,024,798.

(J)  Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

36	MainStay Balanced Fund

Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(K)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. Management is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Fund or the debt securities or other instruments based on LIBOR in which the Fund invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as to help manage the duration and yield curve positioning of the portfolio.

Fair value of derivative instruments as of October 31, 2020:

Asset Derivatives

	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$17,232	$17,232

Total Fair Value	$17,232	$17,232

Liability Derivatives

	Interest Rate Contracts Risk	Total
Futures Contracts—Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(118,375)	$(118,375)

Total Fair Value	$(118,375)	$(118,375)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

Net Realized Gain (Loss) from:

	Interest Rate Contracts Risk	Total
Futures Contracts	$1,164,931	$1,164,931

Total Net Realized Gain (Loss)	$1,164,931	$1,164,931

37

Notes to Financial Statements (continued)

Net Change in Unrealized Appreciation (Depreciation) from:

	Interest Rate Contracts Risk	Total
Futures Contracts	$48,127	$48,127

Total Net Change in Unrealized Appreciation (Depreciation)	$48,127	$48,127

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$33,409,702	$33,409,702
Futures Contracts Short	$(3,572,658)	$(3,572,658)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund, pursuant to the terms of an Amended and Restated Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and MacKay Shields, and NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors. New York Life Investments pays for the services of the Subadvisors.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended October 31, 2020, the effective management fee rate was 0.70%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $3,698,398 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $24,381 and paid MacKay Shields and NYL Investors $957,513 and $792,606, respectively.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly fee at an annual rate Of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide,

38	MainStay Balanced Fund

through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2020, shareholder service fees incurred by the Fund were as follows:

Class R1	$569
Class R2	2,192
Class R3	2,245

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $15,315 and $8,982, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2020, of $5,884, $11,605 and $4,525, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2021 for all share classes, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived
Class A	$274,605	$—
Investor Class	184,976	(12,015)
Class B	47,534	(3,090)
Class C	142,642	(9,276)
Class I	166,737	—
Class R1	599	—
Class R2	2,293	—
Class R3	2,347	—
Class R6	54	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$26,406	54.4%

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$462,475,500	$44,581,603	$(9,264,115)	$35,317,488

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$38,173	$5,049,528	$—	$35,307,353	$40,395,054

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of futures contracts, and corporate action adjustments. The other temporary differences are primarily due to straddle loss deferral and cumulative bond amortization adjustments.

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$6,953,382	$18,181,156
Long-Term Capital Gain	12,390,889	32,246,223
Total	$19,344,271	$50,427,379

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

39

Notes to Financial Statements (continued)

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of U.S. government securities were $403,420 and $441,661, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $729,192 and $773,367, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	850,841	$25,176,801
Shares issued to shareholders in reinvestment of distributions	318,603	9,414,225
Shares redeemed	(1,914,739)	(55,913,883)

Net increase (decrease) in shares outstanding before conversion	(745,295)	(21,322,857)
Shares converted into Class A (See Note 1)	230,256	6,838,268
Shares converted from Class A (See Note 1)	(14,231)	(412,912)

Net increase (decrease)	(529,270)	$(14,897,501)

Year ended October 31, 2019:
Shares sold	1,889,678	$57,440,618
Shares issued to shareholders in reinvestment of distributions	719,630	20,905,646
Shares redeemed	(2,306,906)	(69,817,483)

Net increase (decrease) in shares outstanding before conversion	302,402	8,528,781
Shares converted into Class A (See Note 1)	341,737	10,325,984
Shares converted from Class A (See Note 1)	(43,333)	(1,315,002)

Net increase (decrease)	600,806	$17,539,763

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	169,264	$4,992,474
Shares issued to shareholders in reinvestment of distributions	57,089	1,693,568
Shares redeemed	(204,180)	(6,015,316)

Net increase (decrease) in shares outstanding before conversion	22,173	670,726
Shares converted into Investor Class (See Note 1)	41,213	1,195,346
Shares converted from Investor Class (See Note 1)	(181,180)	(5,414,267)

Net increase (decrease)	(117,794)	$(3,548,195)

Year ended October 31, 2019:
Shares sold	397,518	$12,159,006
Shares issued to shareholders in reinvestment of distributions	138,231	4,016,584
Shares redeemed	(402,455)	(12,308,674)

Net increase (decrease) in shares outstanding before conversion	133,294	3,866,916
Shares converted into Investor Class (See Note 1)	125,056	3,759,819
Shares converted from Investor Class (See Note 1)	(171,370)	(5,208,098)

Net increase (decrease)	86,980	$2,418,637

40	MainStay Balanced Fund

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	9,706	$270,707
Shares issued to shareholders in reinvestment of distributions	11,771	351,184
Shares redeemed	(86,866)	(2,512,784)

Net increase (decrease) in shares outstanding before conversion	(65,389)	(1,890,893)
Shares converted from Class B (See Note 1)	(61,927)	(1,801,660)

Net increase (decrease)	(127,316)	$(3,692,553)

Year ended October 31, 2019:
Shares sold	125,040	$3,831,074
Shares issued to shareholders in reinvestment of distributions	42,203	1,214,994
Shares redeemed	(207,357)	(6,286,677)

Net increase (decrease) in shares outstanding before conversion	(40,114)	(1,240,609)
Shares converted from Class B (See Note 1)	(71,170)	(2,113,858)

Net increase (decrease)	(111,284)	$(3,354,467)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	60,810	$1,774,728
Shares issued to shareholders in reinvestment of distributions	36,587	1,091,023
Shares redeemed	(509,823)	(14,860,399)

Net increase (decrease) in shares outstanding before conversion	(412,426)	(11,994,648)
Shares converted from Class C (See Note 1)	(21,179)	(611,819)

Net increase (decrease)	(433,605)	$(12,606,467)

Year ended October 31, 2019:
Shares sold	163,787	$4,865,239
Shares issued to shareholders in reinvestment of distributions	174,755	5,024,650
Shares redeemed	(1,114,266)	(33,353,313)

Net increase (decrease) in shares outstanding before conversion	(775,724)	(23,463,424)
Shares converted from Class C (See Note 1)	(183,145)	(5,468,548)

Net increase (decrease)	(958,869)	$(28,931,972)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	725,840	$21,787,238
Shares issued to shareholders in reinvestment of distributions	211,303	6,251,124
Shares redeemed	(1,543,342)	(45,968,711)

Net increase in shares outstanding before conversion	(606,199)	(17,930,349)
Shares converted into Class I (See Note 1)	6,641	207,044

Net increase (decrease)	(599,558)	$(17,723,305)

Year ended October 31, 2019:
Shares sold	828,633	$25,051,103
Shares issued to shareholders in reinvestment of distributions	598,614	17,425,537
Shares redeemed	(2,613,819)	(77,561,886)

Net increase (decrease) in shares outstanding before conversion	(1,186,572)	(35,085,246)
Shares converted into Class I (See Note 1)	655	19,703

Net increase (decrease)	(1,185,917)	$(35,065,543)

Class R1	Shares	Amount

Year ended October 31, 2020:
Shares sold	1,183	$35,401
Shares issued to shareholders in reinvestment of distributions	1,049	32,148
Shares redeemed	(41,076)	(1,086,376)

Net increase (decrease)	(38,844)	$(1,018,827)

Year ended October 31, 2019:
Shares sold	2,561	$78,804
Shares issued to shareholders in reinvestment of distributions	4,592	133,388
Shares redeemed	(22,942)	(696,149)

Net increase (decrease)	(15,789)	$(483,957)

Class R2	Shares	Amount

Year ended October 31, 2020:
Shares sold	11,249	$333,907
Shares issued to shareholders in reinvestment of distributions	2,601	77,126
Shares redeemed	(49,856)	(1,445,105)

Net increase (decrease)	(36,006)	$(1,034,072)

Year ended October 31, 2019:
Shares sold	22,580	$697,982
Shares issued to shareholders in reinvestment of distributions	8,237	239,391
Shares redeemed	(48,819)	(1,480,215)

Net increase (decrease)	(18,002)	$(542,842)

Class R3	Shares	Amount

Year ended October 31, 2020:
Shares sold	13,974	$408,019
Shares issued to shareholders in reinvestment of distributions	2,198	64,994
Shares redeemed	(38,825)	(1,193,537)

Net increase (decrease)	(22,653)	$(720,524)

Year ended October 31, 2019:
Shares sold	18,175	$541,536
Shares issued to shareholders in reinvestment of distributions	9,327	270,055
Shares redeemed	(52,391)	(1,542,974)

Net increase (decrease)	(24,889)	$(731,383)

Class R6	Shares	Amount

Year ended October 31, 2020:
Shares sold	1,055	$33,079
Shares issued to shareholders in reinvestment of distributions	62	1,844
Shares redeemed	(472,636)	(14,851,221)

Net increase (decrease)	(471,519)	$(14,816,298)

Year ended October 31, 2019:
Shares sold	513,133	$14,191,145
Shares issued to shareholders in reinvestment of distributions	7,593	230,989
Shares redeemed	(49,102)	(1,490,631)

Net increase (decrease)	471,624	$12,931,503

41

Notes to Financial Statements (continued)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

42	MainStay Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Balanced Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

43

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $12,359,833 as long term capital gain distributions.

For the fiscal year ended October 31, 2020, the Fund designated approximately $6,317,742 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2020 should be multiplied by 81.97% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

44	MainStay Balanced Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

45

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

46	MainStay Balanced Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

47

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay Balanced Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1717230 MS203-20	MSBL11-12/20 (NYLIM) NL231

MainStay Candriam Emerging Markets Equity Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2017	14.47 21.14%	1.07 3.02%	1.80 1.80%
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2017	14.44 21.11	0.94 2.88	1.95 1.95
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/15/2017	19.23 20.23	2.12 2.12	2.70 2.70
Class I Shares	No Sales Charge		11/15/2017	21.60	3.34	1.55
Class R6 Shares	No Sales Charge		11/15/2017	21.61	3.39	1.45

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 5.5%, which is reflected in the average annual total return figures shown.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception

MSCI Emerging Markets Index[4]	8.25%	2.20%
Morningstar Diversified Emerging Markets Category Average[5]	6.67	1.33

4.

The MSCI Emerging Markets Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Candriam Emerging Markets Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,282.80	$8.61	$1,017.60	$7.61	1.50%

Investor Class Shares	$1,000.00	$1,281.60	$8.72	$1,017.50	$7.71	1.52%

Class C Shares	$1,000.00	$1,277.00	$12.99	$1,013.72	$11.49	2.27%

Class I Shares	$1,000.00	$1,283.70	$6.60	$1,019.36	$5.84	1.15%

Class R6 Shares	$1,000.00	$1,284.20	$6.60	$1,019.36	$5.84	1.15%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2020 (Unaudited)

China	43.4%

Republic of Korea	13.3

Taiwan	10.7

India	9.6

Brazil	5.7

South Africa	3.6

Russia	3.2

Hong Kong	2.1

Peru	1.0

Poland	1.0%

Chile	0.6

Indonesia	0.6

Argentina	0.5

Malaysia	0.5

Canada	0.4

United States	0.4

Thailand	0.4

Mexico	0.2

Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of October 31, 2020 (excluding short-term investments) (Unaudited)

1.	Tencent Holdings, Ltd.

2.	Taiwan Semiconductor Manufacturing Co., Ltd.

3.	Samsung Electronics Co., Ltd.

4.	Alibaba Group Holding, Ltd., Sponsored, ADR

5.	Meituan, Class B
6.	JD.com, Inc., ADR

7.	Naspers, Ltd., Class N

8.	Reliance Industries, Ltd.

9.	Alibaba Group Holding, Ltd.

10.	China Construction Bank Corp., Class H

8	MainStay Candriam Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Jan Boudewijns, Philip Screve and Mohamed Lamine Saidi of Candriam Belgium, the Fund’s Subadvisor.

How did MainStay Candriam Emerging Markets Equity Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay Candriam Emerging Markets Equity Fund returned 21.60%, outperforming the 8.25% return of the Fund’s primary benchmark, the MSCI Emerging Markets Index. Over the same period, Class I shares also outperformed the 6.67% return of the Morningstar Diversified Emerging Markets Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the Fund strongly outperformed its benchmark, the MSCI Emerging Markets Index, due to its investment process. The process focuses on the bottom-up selection of reasonably priced quality companies delivering strong and sustainable profitability, resulting in a structural tilt toward quality and growth stocks. Throughout the reporting period, the Fund followed the Candriam Emerging Markets strategy as much as technically possible, with the main differences linked to Russia sanctions-related restrictions. While the Fund’s bottom-up stock selection approach proved primarily responsible for its outperformance during the reporting period, allocation shifts further contributed to excess performance, most notably increasing overweight exposure to China and overweight exposure in technology stocks. (Contributions take weightings and total returns into account.) Performance further benefited from a timely shift toward industry areas less sensitive to the developing global pandemic, or even benefiting from it, such as e-commerce and fintech, and sectors supported by increased infrastructure spending, including industrials and materials. Additionally, unprecedented monetary stimulus helped the Fund’s investments in a number of precious metals miners.

The Fund produced the outperformance cited above despite an exceptionally volatile investment environment. Following strong returns in late-2019, 2020 started positively with the signing of a Phase I trade deal between the United States and China, and expected monetary support from the U.S. Federal Reserve (“Fed”) and global central banks. However, sentiment quickly turned negative, initially over rising tensions between the United States and Iran. Later in January, investor concerns intensified as news emerged from China of an outbreak of a new, unknown coronavirus, with China taking strong (though delayed) quarantine measures during the Chinese New Year period, usually a time of significant human migration. Concerns over the impact of an expected Chinese recession on the global economy prompted further declines in emerging markets despite the closure of several North Asian markets for the Chinese New Year and a correction of commodity and oil prices. Safe havens, such as the U.S. dollar, U.S. Treasury securities and precious metals, performed relatively well in the prevailing risk-off environment.

While the January correction was mainly concentrated in emerging markets, negative sentiment broadened when novel coronavirus cases outside of China started to climb, especially in Italy, Iran and South Korea. In the last week of February, global equities experienced one of the worst weekly declines since the global financial crisis of 2007-2008, with emerging markets continuing their correction. However, Asia performed relatively well with China up during February, driven by liquidity and sentiment, and the hope of policy stimulus to support growth.

The global market correction turned into a bear market in March as the virus spread grew into a global pandemic. As countries imposed widespread personal quarantine measures, with production and travel coming to virtual halts, global economic activity slowed dramatically and oil prices collapsed. While China, Singapore and South Korea managed to contain the virus spread, Italy, Spain and later the United States were heavily impacted. Global financial markets declined sharply amid exceptionally high levels of volatility, while unprecedented monetary and fiscal support measures were announced in attempts to contain the health care and economic damage. In this environment of expected global recession, deflation and severe earnings downgrades, emerging markets as an asset class continued to underperform, with all markets and sectors losing, but with strong dispersion between markets. Markets in northern Asia (China, followed by Taiwan and South Korea) clearly outperformed, mainly due to more solid fundamentals, higher exposure to technology and quick containment of the virus outbreak. On the other hand, markets and currencies of more fundamentally weak economies (Indonesia, India, Turkey) and commodity-related markets (Brazil, Russia) suffered. From a sector perspective, defensive areas such as health care, communication services and information technology strongly outperformed cyclical areas such as financials, energy and commodities.

In the second quarter of 2020, markets experienced a V-shaped recovery. While the ongoing COVID-19 crisis continued to take center stage, investors proved willing to look beyond the crisis and reenter the market prompted by unprecedented financial and fiscal support packages, a gradual reopening and recovery of most economies, and hope for an early vaccine. Nevertheless, a host of worries continued to confront markets, including a worsening of the pandemic in countries where

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

containment was not well handled, such as Brazil, Russia, India and, most prominently, the United States. Markets also contended with notable geopolitical tensions between the United States and China, China and India, and North and South Korea. Commodity and oil prices continued to weigh on global equities as well, with the latter briefly going negative in April. However, the troubled materials and energy sectors gradually started to recover in May. For the second quarter of 2020 as a whole, all sectors gained, with health care, materials and on-line services (information technology and communication services) leading the way. At the same time, gold, the best-performing asset during the first quarter of 2020, continued to do well, confirming the still-cautious stance of investors.

Markets continued their recovery but gradually grew more hesitant in the third quarter due to a resurgence of the pandemic in Europe, fiscal support uncertainty in the United States, worsening U.S.-China frictions and the upcoming U.S. elections. Still, emerging markets outperformed developed markets over the quarter. Uncertainty regarding the fragility of the global economic recovery kept investors looking for quality growth stocks and safe havens such as precious metals, aided by a weak U.S. dollar. Central bank rate cuts further supported equities. Among emerging market regions, northern Asia performed particularly well, led by Taiwan, South Korea and India. China also did well on the back of a strong economic recovery across manufacturing and services, but was hurt by ongoing U.S. pressure on several key Chinese companies. Most other regions lagged. In terms of sectors, information technology led performance; however, value stocks continued to lag their growth counterparts.

October started off in a positive mood for global and emerging markets, supported by fiscal and monetary stimulus and improving economic data. But sentiment turned cautious as a second wave of COVID-19 hit Europe and the United States, forcing some new confinement initiatives. Uncertainty regarding the upcoming U.S. election also resulted in a more risk-off environment. Metals prices and clean energy stocks held up well as many investment initiatives were expected world-wide; however, oil prices strongly corrected on expectations of lower demand and increased supply, not least from Libya. In this environment, markets saw a clear performance divergence, with developed markets underperforming emerging markets. Asia led the emerging market upswing, with Chinese gains driven by strong economic data, very low coronavirus levels, a major expected financial industry initial public offering and the country’s upcoming five-year plan. South Korea, Taiwan and India also remained slightly positive. Among the Association of Southeast Asian Nations, markets in Indonesia and the Philippines made gains while Thailand stocks suffered due to the country’s internal political tensions. Negatively performing regions included the EMEA (Europe, Middle East, Africa) and Latin America, with markets in Russia, Poland and especially

Turkey suffering the most severe declines. Most industry sectors produced gains, with the exception of energy, which fell sharply on the oil-price correction, and declining short- and long-term demand expectations.

During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?

Favorable stock selection in the industrials, communication services and information technology sectors made the strongest positive sector contributions to the Fund’s performance relative to the MSCI Emerging Markets Index. Investments in the real estate, utilities and energy sectors were the most significant detractors from relative performance.

From a country perspective, favorable stock selection in China, Russia, South Africa and Taiwan made the strongest positive contributions to the Fund’s performance relative to the benchmark. Conversely, investments in Colombia, Turkey and Argentina were the most significant detractors from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributions to the Fund’s absolute performance came from holdings in the Chinese provider of Internet, mobile and telecommunication services Tencent; Taiwanese semiconductor foundry TSMC; and Chinese e-commerce giant Alibaba Group Holding. Both Tencent and Alibaba benefited from the need for increased social distancing during the pandemic, with online gaming and e-commerce in strong demand. TSMC rose on strong leading-edge semiconductor demand and execution.

Brazilian oil and gas producer Petroleo Brasileiro detracted most from absolute performance, falling victim to lower oil prices and a weak Brazilian market. Other negative contributors to the Fund’s absolute performance included Indian financial company Bajaj Finance and Chinese coffeehouse chain Luckin Coffee. Bajaj Finance succumbed to growing asset quality fears in the hard-hit Indian market. Luckin Coffee suffered due to fraud allegations. During the reporting period, we reduced the Fund’s exposure in Petroleo Brasileiro and Bajaj Finance, and completely sold the position in Luckin Coffee.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, significant purchases were made in Chinese e-commerce company JD.com; Indian financial services group HDFC Bank; and Indian iron and steel manufacturer

10	MainStay Candriam Emerging Markets Equity Fund

JSW Steel. We believed JD.com was well positioned to ride China’s e-commerce opportunity in fast-moving consumer goods, as the pandemic accelerated the adoption of online consumption. In our view, HDFC Bank stood as one of India’s highest quality financial institutions, while JSW Steel was among India’s fastest growing steel companies. Both were added to the Fund following the pandemic-related market sell-off, and both benefited from the gradual reopening of the global economy.

Significant sales during the same period included holdings in Chinese e-commerce giant Alibaba Group Holding; Taiwanese semiconductor foundry TSMC; and Brazilian oil and gas producer Petroleo Brasileiro. The Fund’s Alibaba and TSMC positions were trimmed out of risk-concentration considerations, following strong outperformance of both stocks. The Fund’s holdings in Petroleo Brasileiro were reduced, with the stock price capped by a weaker oil-price environment.

How did the Fund’s sector and/or country weightings change during the reporting period?

During the reporting period, the Fund substantially increased its positions in the industrials, materials and consumer discre-

tionary sectors, while decreasing its sector weightings in consumer staples, communication services, and, to a lesser extent, information technology. During the same period, the Fund substantially increased its holdings in China and India, while decreasing exposure in Taiwan and Thailand.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund sectors most substantially overweight relative to the MSCI Emerging Markets Index included materials, industrials and consumer discretionary. As of the same date, the Fund sectors most substantially underweight relative to the benchmark were consumer staples and communication services. From a country perspective, the Fund held relatively large exposures in China, South Korea and India, and relatively little exposure in Saudi Arabia, Mexico and Thailand.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2020

	Shares	Value
Common Stocks 96.2%†
Argentina 0.5%
MercadoLibre, Inc. (Internet & Direct Marketing Retail) (a)	320	$388,496

Brazil 5.2%
Afya, Ltd., Class A (Diversified Consumer Services) (a)	11,600	278,400
B3 S.A.—Brasil Bolsa Balcao (Capital Markets)	40,000	355,876
Banco BTG Pactual S.A. (Capital Markets)	37,000	467,501
Banco Santander Brasil S.A. (Banks)	60,000	335,137
Cosan S.A. (Oil, Gas & Consumable Fuels)	40,000	453,054
Equatorial Energia S.A. (Electric Utilities)	56,000	194,509
Localiza Rent a Car S.A. (Road & Rail)	46,000	486,459
Magazine Luiza S.A. (Multiline Retail)	120,000	515,097
Notre Dame Intermedica Participacoes S.A. (Health Care Providers & Services)	32,000	366,682
WEG S.A. (Electrical Equipment)	42,000	555,052
XP, Inc, Class A (Capital Markets) (a)	9,800	392,784

		4,400,551

Canada 0.4%
Pan American Silver Corp. (Metals & Mining)	11,000	349,800

Chile 0.6%
Sociedad Quimica y Minera de Chile S.A., Sponsored ADR (Chemicals)	13,000	481,130

China 43.4%
Aier Eye Hospital Group Co., Ltd., Class A (Health Care Providers & Services)	53,381	496,030
Air China, Ltd., Class H (Airlines)	250,000	161,238
Alibaba Group Holding, Ltd. (Internet & Direct Marketing Retail) (a)	42,000	1,588,442
Alibaba Group Holding, Ltd., Sponsored, ADR (Internet & Direct Marketing Retail) (a)	8,200	2,498,458
Alibaba Health Information Technology, Ltd. (Health Care Technology) (a)	72,000	188,068
Baidu, Inc., Sponsored ADR (Interactive Media & Services) (a)	3,280	436,404
Bank of Ningbo Co., Ltd., Class A (Banks)	130,000	659,294
Bilibili, Inc., Sponsored ADR (Entertainment) (a)(b)	9,000	402,030
China Aoyuan Group, Ltd. (Real Estate Management & Development)	160,000	149,836
China Construction Bank Corp., Class H (Banks)	2,060,000	1,421,606
China Lesso Group Holdings, Ltd. (Building Products)	120,000	193,796
China Mengniu Dairy Co., Ltd. (Food Products) (a)	96,000	451,364
China Merchants Bank Co., Ltd., Class H (Banks)	204,000	1,060,458

	Shares	Value
China (continued)
China Mobile, Ltd. (Wireless Telecommunication Services)	20,000	$121,638
China National Building Material Co., Ltd., Class H (Construction Materials)	360,000	412,822
China Tourism Group Duty Free Corp., Ltd., Class A (Specialty Retail)	13,400	398,788
Chongqing Zhifei Biological Products Co., Ltd., Class A (Biotechnology)	9,998	239,020
CIFI Holdings Group Co., Ltd. (Real Estate Management & Development)	380,000	262,238
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	250,000	227,024
Contemporary Amperex Technology Co., Ltd., Class A (Electrical Equipment)	13,800	509,081
Country Garden Services Holdings Co., Ltd. (Commercial Services & Supplies)	82,000	514,582
East Money Information Co., Ltd., Class A (Capital Markets)	109,099	380,695
ENN Energy Holdings, Ltd. (Gas Utilities)	40,000	505,385
Geely Automobile Holdings, Ltd. (Automobiles)	170,000	349,100
Hangzhou Tigermed Consulting Co., Ltd., Class A (Life Sciences Tools & Services)	20,948	387,683
Hengli Petrochemical Co., Ltd., Class A (Chemicals)	170,000	489,687
Hundsun Technologies, Inc., Class A (Software)	27,180	377,020
Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Products)	20,000	118,593
JD.com, Inc, Class A (Internet & Direct Marketing Retail) (a)	11,000	447,236
JD.com, Inc., ADR (Internet & Direct Marketing Retail) (a)	27,600	2,249,952
Lenovo Group, Ltd. (Technology Hardware, Storage & Peripherals)	440,000	275,266
Li Ning Co., Ltd. (Textiles, Apparel & Luxury Goods)	100,000	515,963
Longfor Group Holdings, Ltd. (Real Estate Management & Development) (c)	110,000	600,903
Luxshare Precision Industry Co., Ltd., Class A (Electronic Equipment, Instruments & Components)	52,682	431,350
Meituan, Class B (Internet & Direct Marketing Retail) (a)	62,000	2,304,856
MMG, Ltd. (Metals & Mining) (a)(b)	1,300,000	306,869
NetEase, Inc., ADR (Entertainment)	3,600	312,444
New Oriental Education & Technology Group, Inc., Sponsored ADR (Diversified Consumer Services) (a)	2,000	320,760
Offcn Education Technology Co., Ltd., Class A (Diversified Consumer Services)	88,000	519,053
Pinduoduo, Inc., ADR (Internet & Direct Marketing Retail) (a)	7,000	629,860

12	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
China (continued)
Ping An Bank Co., Ltd., Class A (Banks)	139,974	$370,816
Ping An Insurance Group Co. of China, Ltd., Class H (Insurance)	120,000	1,231,345
Sany Heavy Industry Co., Ltd., Class A (Machinery)	160,000	619,683
Shandong Linglong Tyre Co., Ltd., Class A (Auto Components)	101,900	454,734
Shenzhen Inovance Technology Co., Ltd., Class A (Machinery)	61,958	594,039
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A (Health Care Equipment & Supplies)	7,600	438,745
Shimao Group Holdings, Ltd. (Real Estate Management & Development)	122,000	430,403
Silergy Corp. (Semiconductors & Semiconductor Equipment)	5,600	344,573
Tencent Holdings, Ltd. (Interactive Media & Services)	54,000	4,116,608
Vipshop Holdings, Ltd., ADR (Internet & Direct Marketing Retail) (a)	18,000	385,200
Weichai Power Co., Ltd., Class H (Machinery)	108,000	203,950
Wuxi Biologics Cayman, Inc. (Life Sciences Tools & Services) (a)(c)	22,000	614,666
Xiaomi Corp., Class B (Technology Hardware, Storage & Peripherals) (a)(c)	230,000	652,693
Xinyi Solar Holdings, Ltd. (Semiconductors & Semiconductor Equipment)	350,000	636,569
Yantai Jereh Oilfield Services Group Co., Ltd., Class A (Energy Equipment & Services)	84,000	335,112
Yihai International Holding, Ltd. (Food Products) (a)	29,000	383,799
Yonyou Network Technology Co., Ltd., Class A (Software)	44,193	284,608
Zhejiang Dingli Machinery Co., Ltd., Class A (Machinery)	25,997	353,161
Zhongsheng Group Holdings, Ltd. (Specialty Retail)	69,000	490,410

		36,856,006

Hong Kong 2.1%
Hong Kong Exchanges & Clearing, Ltd. (Capital Markets)	7,600	362,918
Nine Dragons Paper Holdings, Ltd. (Paper & Forest Products)	430,000	571,299
Techtronic Industries Co., Ltd. (Machinery)	28,000	373,454
Xinyi Glass Holdings, Ltd. (Auto Components)	230,000	503,760

		1,811,431

India 9.6%
Asian Paints, Ltd. (Chemicals)	16,000	477,145
Bajaj Finance, Ltd. (Consumer Finance)	9,400	418,581

	Shares	Value
India (continued)
Biocon, Ltd. (Biotechnology) (a)	65,000	$354,789
Divi’s Laboratories, Ltd. (Life Sciences Tools & Services)	5,000	212,124
HDFC Bank, Ltd. (Banks) (a)	52,000	829,670
Hero Motocorp, Ltd. (Automobiles)	11,000	416,340
ICICI Bank, Ltd. (Banks) (a)	110,000	584,084
ICICI Lombard General Insurance Co., Ltd. (Insurance) (c)	18,000	301,184
Info Edge India, Ltd. (Interactive Media & Services)	11,000	525,601
Infosys, Ltd. (IT Services)	62,000	887,154
JSW Steel, Ltd. (Metals & Mining)	164,000	682,047
Jubilant Foodworks, Ltd. (Hotels, Restaurants & Leisure)	11,400	335,351
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels)	61,000	1,699,225
Tata Consumer Products, Ltd. (Food Products)	65,000	433,290

		8,156,585

Indonesia 0.6%
PT Bank Central Asia Tbk (Banks)	270,000	534,461

Malaysia 0.5%
Dialog Group BHD (Energy Equipment & Services)	440,000	391,817

Mexico 0.2%
Alsea S.A.B. de C.V. (Hotels, Restaurants & Leisure) (a)	240,000	208,642

Peru 1.0%
Southern Copper Corp. (Metals & Mining)	16,600	868,844

Poland 1.0%
Allegro.eu S.A. (Internet & Direct Marketing Retail) (a)(c)	6,000	121,937
CD Projekt S.A. (Entertainment) (a)	3,400	288,071
Dino Polska S.A. (Food & Staples Retailing) (a)(c)	7,600	417,380

		827,388

Republic of Korea 12.8%
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance)	38,000	780,294
Hyundai Mobis Co., Ltd. (Auto Components)	2,800	556,447
Kakao Corp. (Interactive Media & Services)	1,640	476,954
KB Financial Group, Inc. (Banks)	29,600	1,046,056
Kia Motors Corp. (Automobiles)	14,000	623,072
KIWOOM Securities Co., Ltd. (Capital Markets)	5,800	526,483
LG Chem, Ltd. (Chemicals)	1,200	646,162
NAVER Corp. (Interactive Media & Services)	2,000	511,148
NCSoft Corp. (Entertainment)	200	136,776
Orion Corp. (Food Products)	1,200	114,744

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
Samsung Biologics Co., Ltd. (Life Sciences Tools & Services) (a)(c)	100	$60,104
Samsung C&T Corp. (Industrial Conglomerates)	3,600	350,577
Samsung Electro-Mechanics Co., Ltd. (Electronic Equipment, Instruments & Components)	3,200	376,487
Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	69,000	3,441,791
Samsung Engineering Co., Ltd. (Construction & Engineering) (a)	16,000	165,683
Samsung SDI Co., Ltd. (Electronic Equipment, Instruments & Components)	1,400	545,343
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	7,600	535,155

		10,893,276

Russia 3.2%
MMC Norilsk Nickel PJSC (Metals & Mining)	800	190,142
Polymetal International PLC (Metals & Mining)	25,400	539,489
Polyus PJSC (Metals & Mining) (a)	3,000	588,341
QIWI PLC, Sponsored ADR (IT Services)	12,800	186,752
Tatneft PJSC (Oil, Gas & Consumable Fuels)	36,000	186,381
TCS Group Holding PLC (Banks)	22,000	525,800
Yandex N.V., Class A (Interactive Media & Services) (a)	9,400	541,158

		2,758,063

South Africa 3.6%
AngloGold Ashanti, Ltd. (Metals & Mining)	14,800	335,429
Impala Platinum Holdings, Ltd. (Metals & Mining)	46,000	403,559
Kumba Iron Ore, Ltd. (Metals & Mining)	12,500	368,930
Naspers, Ltd., Class N (Internet & Direct Marketing Retail)	10,000	1,942,588

		3,050,506

Taiwan 10.7%
Accton Technology Corp. (Communications Equipment)	44,000	319,192
Airtac International Group (Machinery)	23,400	628,287
Alchip Technologies, Ltd. (Semiconductors & Semiconductor Equipment)	12,000	203,262
Chailease Holding Co., Ltd. (Diversified Financial Services)	180,000	871,572
Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	82,000	544,689
E.Sun Financial Holding Co., Ltd. (Banks)	680,000	577,691
Globalwafers Co., Ltd. (Semiconductors & Semiconductor Equipment)	14,000	203,122
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	42,000	995,542
Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	34,000	422,571

	Shares	Value
Taiwan (continued)
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	266,000	$4,017,410
Wiwynn Corp. (Technology Hardware, Storage & Peripherals)	11,200	284,664

		9,068,002

Thailand 0.4%
Srisawad Corp. PCL, NVDR (Consumer Finance)	190,000	301,757

United States 0.4%
EPAM Systems, Inc. (IT Services) (a)	1,100	339,845

Total Common Stocks (Cost $66,569,523)		81,686,600

Preferred Stocks 1.0%
Brazil 0.5%
Petroleo Brasileiro S.A. 3.24% (Oil, Gas & Consumable Fuels)	130,000	429,108

Republic of Korea 0.5%
Samsung Electronics Co., Ltd. 2.78% (Technology Hardware, Storage & Peripherals)	10,400	459,188

Total Preferred Stocks (Cost $1,328,206)		888,296

Short-Term Investments 2.4%
Affiliated Investment Company 1.8%
MainStay U.S. Government Liquidity Fund, 0.02% (d)	1,530,278	1,530,278

Unaffiliated Investment Company 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09% (d)(e)	484,286	484,286

Total Short-Term Investments (Cost $2,014,564)		2,014,564

Total Investments (Cost $69,912,293)	99.6%	84,589,460
Other Assets, Less Liabilities	0.4	358,125
Net Assets	100.0%	$84,947,585

14	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of October 31, 2020, the aggregate market value of securities on loan was $674,259; the total market value of collateral held by the Fund was $733,483. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $249,197 (See Note 2(H)).

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Current yield as of October 31, 2020.

(e)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

NVDR—Non-Voting Depositary Receipt

PCL—Provision for Credit Losses

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$81,686,600	$—	$—	$81,686,600
Preferred Stocks	888,296	—	—	888,296
Short-Term Investments
Affiliated Investment Company	1,530,278	—	—	1,530,278
Unaffiliated Investment Company	484,286	—	—	484,286

Total Short-Term Investments	2,014,564	—	—	2,014,564

Total Investments in Securities	$84,589,460	$—	$—	$84,589,460

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2020 (continued)

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification

	Value	Percent †
Airlines	$161,238	0.2%
Auto Components	1,514,941	1.8
Automobiles	1,388,512	1.6
Banks	7,945,073	9.4
Biotechnology	593,809	0.7
Building Products	193,796	0.2
Capital Markets	2,486,257	2.9
Chemicals	2,094,124	2.5
Commercial Services & Supplies	514,582	0.6
Communications Equipment	319,192	0.4
Construction & Engineering	165,683	0.2
Construction Materials	412,822	0.5
Consumer Finance	720,338	0.8
Diversified Consumer Services	1,118,213	1.3
Diversified Financial Services	871,572	1.0
Electric Utilities	194,509	0.2
Electrical Equipment	1,064,133	1.3
Electronic Equipment, Instruments & Components	1,897,869	2.2
Energy Equipment & Services	726,929	0.9
Entertainment	1,139,321	1.3
Food & Staples Retailing	417,380	0.5
Food Products	1,501,790	1.8
Gas Utilities	505,385	0.6
Health Care Equipment & Supplies	438,745	0.5
Health Care Providers & Services	862,712	1.0
Health Care Technology	188,068	0.2
Hotels, Restaurants & Leisure	543,993	0.6
Industrial Conglomerates	350,577	0.4
Insurance	2,312,823	2.7
Interactive Media & Services	6,607,873	7.8
Internet & Direct Marketing Retail	12,557,025	14.8
IT Services	1,413,751	1.7
Life Sciences Tools & Services	1,274,577	1.5
Machinery	2,772,574	3.3
Metals & Mining	4,633,450	5.5
Multiline Retail	515,097	0.6
Oil, Gas & Consumable Fuels	2,994,792	3.5
Paper & Forest Products	571,299	0.7
Real Estate Management & Development	1,443,380	1.7
Road & Rail	486,459	0.6
Semiconductors & Semiconductor Equipment	7,358,204	8.7
Software	661,628	0.8
Specialty Retail	889,198	1.0
Technology Hardware, Storage & Peripherals	5,113,602	6.0
Textiles, Apparel & Luxury Goods	515,963	0.6
Wireless Telecommunication Services	121,638	0.1

	82,574,896	97.2
Short-Term Investments	2,014,564	2.4
Other Assets, Less Liabilities	358,125	0.4

Net Assets	$84,947,585	100.0%

†	Percentages indicated are based on Fund net assets.

16	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $68,382,015) including securities on loan of $674,259	$83,059,182
Investment in affiliated investment company, at value (identified cost $1,530,278)	1,530,278
Cash denominated in foreign currencies (identified cost $647,408)	644,092
Receivables:
Investment securities sold	771,147
Dividends	90,791
Securities lending	1,078
Other assets	41,609

Total assets	86,138,177

Liabilities
Cash collateral received for securities on loan	484,286
Payables:
Investment securities purchased	564,517
Manager (See Note 3)	46,309
Custodian	27,590
Foreign capital gains tax (See Note 2(C))	15,626
Professional fees	11,332
Offering costs	7,895
Shareholder communication	7,301
Transfer agent (See Note 3)	1,213
NYLIFE Distributors (See Note 3)	493
Trustees	109
Accrued expenses	23,921

Total liabilities	1,190,592

Net assets	$84,947,585

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$7,933
Additional paid-in capital	86,278,796

86,286,729
Total distributable earnings (loss)	(1,339,144)

Net assets	$84,947,585

Class A
Net assets applicable to outstanding shares	$1,110,903

Shares of beneficial interest outstanding	104,246

Net asset value per share outstanding	$10.66
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.28

Investor Class
Net assets applicable to outstanding shares	$360,033

Shares of beneficial interest outstanding	33,800

Net asset value per share outstanding	$10.65
Maximum sales charge (5.00% of offering price)	0.56

Maximum offering price per share outstanding	$11.21

Class C
Net assets applicable to outstanding shares	$217,160

Shares of beneficial interest outstanding	20,652

Net asset value and offering price per share outstanding	$10.52

Class I
Net assets applicable to outstanding shares	$30,175

Shares of beneficial interest outstanding	2,801

Net asset value and offering price per share outstanding	$10.77

Class R6
Net assets applicable to outstanding shares	$83,229,314

Shares of beneficial interest outstanding	7,771,953

Net asset value and offering price per share outstanding	$10.71

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$1,157,345
Dividends-affiliated	7,044
Securities lending	5,294
Other	12

Total income	1,169,695

Expenses
Manager (See Note 3)	703,446
Custodian	175,045
Professional fees	94,802
Registration	78,867
Shareholder communication	7,208
Transfer agent (See Note 3)	5,560
Distribution/Service—Class A (See Note 3)	1,405
Distribution/Service—Investor Class (See Note 3)	861
Distribution/Service—Class C (See Note 3)	1,763
Trustees	1,714
Miscellaneous	11,099

Total expenses before waiver/reimbursement	1,081,770
Expense waiver/reimbursement from Manager (See Note 3)	(267,577)

Net expenses	814,193

Net investment income (loss)	355,502

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions (b)	(1,547,958)
Foreign currency forward transactions	777
Foreign currency transactions	(151,033)

Net realized gain (loss)	(1,698,214)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (c)	12,102,457
Translation of other assets and liabilities in foreign currencies	(4,620)

Net change in unrealized appreciation (depreciation)	12,097,837

Net realized and unrealized gain (loss)	10,399,623

Net increase (decrease) in net assets resulting from operations	$10,755,125

(a)	Dividends recorded net of foreign withholding taxes in the amount of $152,405.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $19,489.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $77,330.

18	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$355,502	$717,176
Net realized gain (loss)	(1,698,214)	(5,585,530)
Net change in unrealized appreciation (depreciation)	12,097,837	13,564,055

Net increase (decrease) in net assets resulting from operations	10,755,125	8,695,701

Distributions to shareholders:
Class A	(1,543)	(159)
Investor Class	(2,383)	(455)
Class C	(915)	—
Class I	(627)	(62,489)
Class R6	(1,023,064)	(536,251)

Total distributions to shareholders	(1,028,532)	(599,354)

Capital share transactions:
Net proceeds from sale of shares	46,869,950	10,446,429
Net asset value of shares issued to shareholders in reinvestment of distributions	1,028,532	536,641
Cost of shares redeemed	(22,082,103)	(40,479,438)

Increase (decrease) in net assets derived from capital share transactions	25,816,379	(29,496,368)

Net increase (decrease) in net assets	35,542,972	(21,400,021)

Net Assets
Beginning of year	49,404,613	70,804,634

End of year	$84,947,585	$49,404,613

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,		November 15, 2017^ through October 31,

Class A	2020	2019	2018

Net asset value at beginning of period	$8.97	$7.98	$10.00

Net investment income (loss) (a)	0.02	0.10	0.05

Net realized and unrealized gain (loss) on investments	1.88	0.94	(2.04)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.01)	(0.03)

Total from investment operations	1.87	1.03	(2.02)

Less distributions:

From net investment income	(0.18)	(0.04)	—

Net asset value at end of period	$10.66	$8.97	$7.98

Total investment return (b)	21.14%	12.96%	(20.20%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.22%	1.18%	0.51	% ††

Net expenses (c)	1.50%	1.50%	1.50	% ††

Expenses (before waiver/reimbursement) (c)	2.00%	1.77%	1.89	% ††

Portfolio turnover rate	122%	107%	80%

Net assets at end of period (in 000’s)	$1,111	$77	$35

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,		November 15, 2017^ through October 31,

Investor Class	2020	2019	2018

Net asset value at beginning of period	$8.95	$7.97	$10.00

Net investment income (loss) (a)	0.02	0.07	0.05

Net realized and unrealized gain (loss) on investments	1.87	0.95	(2.05)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.01)	(0.03)

Total from investment operations	1.86	1.01	(2.03)

Less distributions:

From net investment income	(0.16)	(0.03)	—

Net asset value at end of period	$10.65	$8.95	$7.97

Total investment return (b)(c)	21.11%	12.71%	(20.30%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.17%	0.76%	0.53	% ††

Net expenses (d)	1.52%	1.66%	1.68	% ††

Expenses (before waiver/reimbursement) (d)	2.03%	1.92%	2.03	% ††

Portfolio turnover rate	122%	107%	80%

Net assets at end of period (in 000’s)	$360	$121	$108

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,		November 15, 2017^ through October 31,

Class C	2020	2019	2018

Net asset value at beginning of period	$8.85	$7.91	$10.00

Net investment income (loss) (a)	(0.05)	(0.01)	0.00	‡

Net realized and unrealized gain (loss) on investments	1.86	0.96	(2.06)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.01)	(0.03)

Total from investment operations	1.78	0.94	(2.09)

Less distributions:

From net investment income	(0.11)	—	—

Net asset value at end of period	$10.52	$8.85	$7.91

Total investment return (b)	20.23%	11.88%	(20.90%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.52%)	(0.13%)	0.04	% ††

Net expenses (c)	2.27%	2.40%	2.44	% ††

Expenses (before waiver/reimbursement) (c)	2.78%	2.67%	2.73	% ††

Portfolio turnover rate	122%	107%	80%

Net assets at end of period (in 000’s)	$217	$56	$93

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,		November 15, 2017^ through October 31,

Class I	2020	2019	2018

Net asset value at beginning of period	$8.99	$8.00	$10.00

Net investment income (loss) (a)	0.05	(0.02)	0.03

Net realized and unrealized gain (loss) on investments	1.90	1.08	(2.01)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.01)	(0.02)

Total from investment operations	1.92	1.05	(2.00)

Less distributions:

From net investment income	(0.14)	(0.06)	(0.00	)‡

Net asset value at end of period	$10.77	$8.99	$8.00

Total investment return (b)	21.60%	13.28%	(19.99%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.55%	(0.26%)	0.34	% ††

Net expenses (c)	1.15%	1.15%	1.19	% ††

Expenses (before waiver/reimbursement) (c)	1.79%	1.52%	1.79	% ††

Portfolio turnover rate	122%	107%	80%

Net assets at end of period (in 000’s)	$30	$40	$7,934

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,		November 15, 2017^ through October 31,

Class R6	2020	2019	2018

Net asset value at beginning of period	$9.00	$8.01	$10.00

Net investment income (loss) (a)	0.05	0.10	0.14

Net realized and unrealized gain (loss) on investments	1.89	0.96	(2.10)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.01)	(0.03)

Total from investment operations	1.91	1.05	(1.99)

Less distributions:

From net investment income	(0.20)	(0.06)	(0.00	)‡

Net asset value at end of period	$10.71	$9.00	$8.01

Total investment return (b)	21.61%	13.29%	(19.89%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.51%	1.11%	1.54	% ††

Net expenses (c)	1.15%	1.15%	1.15	% ††

Expenses (before waiver/reimbursement) (c)	1.53%	1.42%	1.43	% ††

Portfolio turnover rate	122%	107%	80%

Net assets at end of period (in 000’s)	$83,230	$49,111	$62,635

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

22	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Candriam Emerging Markets Equity Fund (the “Fund”), a “diversified fund”, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Investor Class, Class C, Class I and Class R6 shares were first offered for sale on November 15, 2017. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of October 31, 2020, SIMPLE Class shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or

23

Notes to Financial Statements (continued)

liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020 were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2020, were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. In addition, because closed-end funds and exchange-traded funds (“ETFs”) trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”)

24	MainStay Candriam Emerging Markets Equity Fund

are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (since inception) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the

Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in closed-end funds, ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in closed-end funds, ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of closed-end funds, ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 12 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the

25

Notes to Financial Statements (continued)

Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund had securities on loan with an aggregate market value of $674,259; the total market value of collateral held by the Fund was $733,483. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $249,197 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $484,286.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of October 31, 2020, the Fund did not hold any foreign currency forward contracts.

(J)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. For example, the Fund’s portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among

26	MainStay Candriam Emerging Markets Equity Fund

other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

Net Realized Gain (Loss) from:

	Foreign Exchange Contracts Risk	Total

Forward Contracts	$777	$777

Total Net Realized Gain (Loss)	$777	$777

Average Notional Amount

	Foreign Exchange Contracts Risk	Total

Forward Contracts Long	$58,063	$58,063
Forward Contracts Short	$(27,196)	$(27,196)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam Belgium S.A. (“Candriam Belgium” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam Belgium, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the year ended October 31, 2020, the effective management fee rate was 1.00%, exclusive of any applicable waivers/reimbursements.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.50%; and Class I, 1.15% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class and Class C. In addition, New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares do not exceed those of Class I. These agreements will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $703,446 and waived fees and/or reimbursed expenses in the amount of $267,577 and paid the Subadvisor fees in the amount of $217,935.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

27

Notes to Financial Statements (continued)

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $1 and $141, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions,

Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2021 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived
Class A	$1,380	$—
Investor Class	869	—
Class C	446	—
Class I	96	—
Class R6	2,769	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$133	$69,065	$(67,668)	$—	$—	$1,530	$7	$—	1,530

(G)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$30,016	2.7%
Class C	29,621	13.6
Class I	30,165	100.0
Class R6	30,168	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$71,049,288	$16,067,704	$(2,527,532)	$13,540,172

28	MainStay Candriam Emerging Markets Equity Fund

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$450,906	$(15,298,976)	$(10,369)	$13,519,295	$(1,339,144)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable.

As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $15,298,976 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$11,842	$3,457

During the years ended October 31, 2020 and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$1,028,532	$599,354

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the

Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $105,203 and $82,043, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	85,514	$819,852
Shares issued to shareholders in reinvestment of distributions	168	1,543
Shares redeemed	(16,986)	(159,051)

Net increase (decrease) in shares outstanding before conversion	68,696	662,344
Shares converted into Class A (See Note 1)	26,972	229,361

Net increase (decrease)	95,668	$891,705

Year ended October 31, 2019:
Shares sold	9,107	$80,841
Shares issued to shareholders in reinvestment of distributions	8	62
Shares redeemed	(4,448)	(39,658)

Net increase (decrease) in shares outstanding before conversion	4,667	41,245
Shares converted into Class A (See Note 1)	319	2,484
Shares converted from Class A (See Note 1)	(757)	(6,585)

Net increase (decrease)	4,229	$37,144

29

Notes to Financial Statements (continued)

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	69,626	$655,868
Shares issued to shareholders in reinvestment of distributions	251	2,383
Shares redeemed	(22,576)	(216,494)

Net increase (decrease) in shares outstanding before conversion	47,301	441,757
Shares converted from Investor Class (See Note 1)	(26,981)	(229,361)

Net increase (decrease)	20,320	$212,396

Year ended October 31, 2019:
Shares sold	6,007	$50,907
Shares issued to shareholders in reinvestment of distributions	49	383
Shares redeemed	(6,840)	(60,536)

Net increase (decrease) in shares outstanding before conversion	(784)	(9,246)
Shares converted into Investor Class (See Note 1)	1,063	9,216
Shares converted from Investor Class (See Note 1)	(319)	(2,484)

Net increase (decrease)	(40)	$(2,514)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	17,452	$162,687
Shares issued to shareholders in reinvestment of distributions	100	915
Shares redeemed	(3,170)	(33,663)

Net increase (decrease)	14,382	$129,939

Year ended October 31, 2019:
Shares sold	3,371	$29,814
Shares redeemed	(8,543)	(70,658)

Net increase (decrease) in shares outstanding before conversion	(5,172)	(40,844)
Shares converted from Class C (See Note 1)	(307)	(2,631)

Net increase (decrease)	(5,479)	$(43,475)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares issued to shareholders in reinvestment of distributions	68	627
Shares redeemed	(1,760)	(18,830)

Net increase (decrease)	(1,692)	$(18,203)

Year ended October 31, 2019:
Shares sold	2,759	$26,188
Shares issued to shareholders in reinvestment of distributions	14	108
Shares redeemed	(990,000)	(8,621,993)

Net increase (decrease)	(987,227)	$(8,595,697)

Class R6	Shares	Amount

Year ended October 31, 2020:
Shares sold	4,713,936	$45,231,543
Shares issued to shareholders in reinvestment of distributions	110,841	1,023,064
Shares redeemed	(2,510,116)	(21,654,065)

Net increase (decrease)	2,314,661	$24,600,542

Year ended October 31, 2019:
Shares sold	1,235,514	$10,258,679
Shares issued to shareholders in reinvestment of distributions	68,291	536,088
Shares redeemed	(3,669,682)	(31,686,593)

Net increase (decrease)	(2,365,877)	$(20,891,826)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

30	MainStay Candriam Emerging Markets Equity Fund

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

31

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Candriam Emerging Markets Equity Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended and for the period November 15, 2017 (commencement of operations) through October 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period November 15, 2017 through October 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

32	MainStay Candriam Emerging Markets Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2020, the Fund designated approximately $1,195,994 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2020 should be multiplied by 1.07% to arrive at the amount eligible for the corporate dividend-received deduction.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2020:

•	the total amount of taxes credited to foreign countries was $167,462.

•	the total amount of income sourced from foreign countries was $604,866.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

33

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

34	MainStay Candriam Emerging Markets Equity Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

35

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay Candriam Emerging Markets Equity Fund

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1795953 MS203-20	MSCEME11-12/20 (NYLIM) NL440

MainStay Asset Allocation Funds

Message from the President and Annual Report

October 31, 2020

MainStay Conservative Allocation Fund

MainStay Moderate Allocation Fund

MainStay Growth Allocation Fund (Formerly known as MainStay Moderate Growth Allocation Fund)

MainStay Equity Allocation Fund (Formerly known as MainStay Growth Allocation Fund)

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	1.85 5.00%	3.37 4.55%	4.90 5.49%	0.98 0.98%
Investor Class Shares[3,4]	Maximum 2.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	1.66 4.80	3.22 4.39	4.73 5.33	1.19 1.19
Class B Shares[5]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	–1.01 3.99	3.26 3.61	4.54 4.54	1.94 1.94
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	2.99 3.99	3.61 3.61	4.55 4.55	1.94 1.94
Class I Shares	No Sales Charge		4/4/2005	5.30	4.84	5.76	0.73
Class R2 Shares	No Sales Charge		6/14/2019	4.93	4.45	N/A	1.08
Class R3 Shares	No Sales Charge		2/29/2016	4.59	5.74	N/A	1.33
SIMPLE Class Shares	No Sales Charge		8/31/2020	–2.78	N/A	N/A	1.44

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge for the Investor Class shares was 3.0%, which is reflected in the average total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[6]	9.71%	11.71%	13.01%
MSCI EAFE® Index[7]	–6.86	2.85	3.82
Bloomberg Barclays U.S. Aggregate Bond Index[8]	6.19	4.08	3.55
Conservative Allocation Composite Index[9]	6.47	6.48	6.73
Morningstar Allocation – 30% to 50% Equity Category Average[10]	2.76	4.82	5.44

6.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

9.

The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Prior to February 28, 2014, the Conservative Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 35%, 5%, and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

10.

The Morningstar Allocation – 30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,073.50	$1.98	$1,023.23	$1.93	0.38%

Investor Class Shares	$1,000.00	$1,072.10	$2.86	$1,022.37	$2.80	0.55%

Class B Shares	$1,000.00	$1,067.90	$6.76	$1,018.60	$6.60	1.30%

Class C Shares	$1,000.00	$1,068.90	$6.76	$1,018.60	$6.60	1.30%

Class I Shares	$1,000.00	$1,074.90	$0.68	$1,024.48	$0.66	0.13%

Class R2 Shares	$1,000.00	$1,073.20	$2.50	$1,022.72	$2.44	0.48%

Class R3 Shares	$1,000.00	$1,071.00	$3.80	$1,021.47	$3.71	0.73%

SIMPLE Class Shares[3,4]	$1,000.00	$972.20	$1.31	$1,007.00	$1.34	0.80%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period) and 61 days for SIMPLE Class shares (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was August 31, 2020.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2020. Had these shares been offered for the full six-month period ended October 31, 2020, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.06 for SIMPLE Class shares and the ending account value would have been $1,021.11 for SIMPLE Class shares.

7

Investment Objectives of Underlying Funds as of October 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay Conservative Allocation Fund returned 5.30%, underperforming the 9.71% return of the Fund’s primary benchmark, the S&P 500® Index, and outperforming the –6.86% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the 6.19% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the 6.47% return of the Conservative Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended October 31, 2020, Class I shares of the Fund outperformed the 2.76% return of the Morningstar Allocation—30% to 50% Equity Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks.

Three main factors affected the Fund’s performance relative to its primary and secondary benchmarks during the reporting period. First, the Fund is considerably more diversified than its primary benchmark, the S&P 500® Index, or its additional benchmarks. During the reporting period, the Fund’s out-of-benchmark investments—which included small-cap stocks, high-yield bonds and floating-rate bonds—significantly underperformed benchmark asset classes, detracting from the Fund’s relative performance. Second, the Fund’s asset class policy, discussed in detail below, is set to lean away from riskier equity and fixed-income securities. That stance marginally bolstered performance amid recent market turmoil. Third, the performance of the Underlying Funds versus their respective benchmarks is always an important determinant of relative return. During the reporting period, the performance of the Underlying Funds in which the Fund invested materially detracted from relative returns. While a few of the Underlying

Funds performed well, the majority underperformed their respective benchmarks.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

Total return swaps were used to express most of the Fund’s asset class policy biases. As such, the swaps can be seen as contributing positively, though very modestly, to the Fund’s relative returns.

How did you allocate the Fund’s assets during the reporting period and why?

Allocations shifted frequently at the margin, but were broadly stable throughout the reporting period. The Fund’s general allocation theme was one of risk aversion. That stance was unhelpful in late 2019 and early 2020 as stock prices rose on easing trade tensions and U.S. Federal Reserve (“Fed”) support of funding markets, but was well rewarded through the pandemic-related market turmoil that followed, only to again become a drag on results as the economy reopened and the market rallied to new highs. The degree to which the Fund leaned toward fixed income and away from equities varied across time with little net effect. The Fund held significantly underweight exposure to equities in late February 2020 as prices began to slide; stock purchases were made in March at reduced prices, lessening the underweight; and the Fund trimmed equity exposure again as markets rallied in April and May. Spells of market weakness late in the reporting period provided opportunities to increase the Fund’s equity exposure a bit more, moving closer to neutral.

Positioning within asset classes had greater effect on the Fund’s performance than management of the overall stock/bond blend. A few positions stood out. The most notable was a preference for value over growth. This stance was predicated on our belief that those two classifications of stocks may have been mispriced relative to one another. Specifically, we thought growth-oriented issues looked relatively expensive after three years of strong returns, and were concerned that growing regulatory oversight of the information technology sector could lead to earnings disappointment in the future. However, the work-from-home, play-at-home culture that came with mandated lockdowns proved a boon for many growth funds, detracting from Fund performance. Another position, this one a tailwind, was the Fund’s decisive tilt toward large-cap stocks over stocks of smaller firms. Smaller businesses that lacked a substantial balance sheet to fall back on, that were more vulnerable to credit pressures, and that suffered from weak profit margins even before the pandemic, generally experienced comparatively

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

poor stock performance during the reporting period. Lastly, we decided to allocate significantly less of the Fund’s capital to floating-rate loans than the benchmark does, choosing instead to hold cash and higher-quality, longer-duration2 bonds. That stance benefited the Fund as loans came under pressure through the late winter and early spring.

How did the Fund’s allocations change over the course of the reporting period?

At the asset class level, the Fund’s allocations remained fairly stable throughout the reporting period, as described above. The largest change that arose at the Underlying Fund level occurred when MainStay Indexed Bond Fund became MainStay Short Term Bond Fund with a new investment mandate in December 2019. The Fund shifted most of the assets it had invested in MainStay Indexed Bond Fund into MainStay MacKay Total Return Bond Fund at that time. Similarly, the Fund shifted assets from MainStay MacKay Emerging Markets Equity Fund into MainStay Candriam Emerging Markets Equity Fund when the former was liquidated.

In other changes, two recently launched Underlying Funds became significant holdings within the Fund: IQ Candriam ESG U.S. Equity ETF and IQ Candriam ESG International Equity ETF. Both offered low-cost, low-tracking-error exposure to core market segments in addition to introducing a sustainability element to the Fund. Another holding in which the Fund significantly increased the size of its position was IQ 500 International ETF. Conversely, the Fund substantially reduced its holdings in MainStay Floating Rate Fund due to our credit quality concerns. Holdings of MainStay MacKay Common Stock Fund and IQ Chaikin U.S. Small Cap ETF also saw reductions.

In addition to the changes described above, the Fund sold its entire positions in several Underlying Funds during the reporting period. The largest holding to be closed was in MainStay MacKay U.S. Equity Opportunities Fund with the proceeds redirected to MainStay MacKay S&P 500 Index Fund, thereby reducing the Fund’s exposure to quantitatively driven investment strategies. Other closed positions included MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Short Term Municipal Fund (with assets shifted to similar maturity taxable bond funds in both cases); IQ Enhanced Core Plus Bond U.S. ETF; MainStay MacKay Convertible Fund; and a few other smaller holdings.

New to the Fund and not already mentioned above was a position in VanEck Vectors Gold Miners ETF, reflecting our belief that gold was likely to do well in the prevailing environment of accommodative monetary and potentially expansive fiscal support, thereby rendering gold extraction all the more profitable.

During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?

The Underlying Equity Funds in which the Fund was invested for the entire reporting period that generated the highest total returns were MainStay Winslow Large Cap Growth Fund, MainStay MacKay Growth Fund and MainStay Candriam Emerging Markets Equity Fund. Underlying Equity Funds with the lowest total returns included IQ Chaikin U.S. Small Cap ETF, IQ 500 International ETF and MainStay MacKay International Opportunities Fund.

Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

The positions that made the largest positive contributions to performance during the reporting period were MainStay Winslow Large Cap Growth Fund, MainStay MacKay Growth Fund and MainStay MacKay S&P 500 Index Fund. (Contributions take weightings and total returns into account.) Underlying Equity Funds that detracted from performance disproportionately included IQ 500 International ETF, MainStay Epoch U.S. Equity Yield Fund and MainStay MacKay Small Cap Core Fund.

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?

The Fund held only three Underlying Fixed-Income Funds continuously for the entire reporting period. Of these, MainStay MacKay Total Return Bond Fund provided the highest total return. The other two, MainStay MacKay Short Duration High Yield Fund and MainStay Floating Rate Fund, provided substantially lower total returns.

Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

The strongest positive contributor to Fund performance by far was MainStay MacKay Total Return Bond Fund. Smaller positive contributions were provided by MainStay MacKay Short Duration High Yield Fund and MainStay MacKay Convertible Fund. The most significant detractors from performance included MainStay Short Term Bond Fund, MainStay Floating Rate Fund (in which the Fund’s allocation was larger through the drawdown than when prices recovered) and MainStay MacKay Unconstrained Bond Fund.

2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10	MainStay Conservative Allocation Fund

How was the Fund positioned at the end of the reporting period?

As the reporting period wound down with the election looming, fiscal support on hold, and the rate of new COVID-19 infections accelerating, the Fund maintained a modestly defensive posture. As of October 31, 2020, the Fund held slightly underweight exposure to equities, leaned toward large-cap stocks over smaller companies, tilted in favor of developed markets over emerging markets, shied away from bank loans, and held a small position in gold miners. We believe this stance positions the Fund to weather potential market volatility and opens a possible opportunity to move more aggressively back into both stocks and credit should market conditions appear favorable. Should another fiscal support package come into sight and a clear timeline for the distribution of an effective vaccine emerge, we anticipate rotating some of the Fund’s assets into Underlying Funds focused on smaller and more cyclical names.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2020

	Shares	Value
Affiliated Investment Companies 97.8%†
Equity Funds 35.7%
IQ 50 Percent Hedged FTSE International ETF	466,062	$8,943,730
IQ 500 International ETF	323,228	7,613,248
IQ Candriam ESG International Equity ETF (a)	330,308	7,576,869
IQ Candriam ESG U.S. Equity ETF (a)	475,979	13,322,557
IQ Chaikin U.S. Large Cap ETF	382,114	9,397,979
IQ Chaikin U.S. Small Cap ETF (a)	427,492	9,665,594
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	672,129	7,198,496
MainStay Epoch Capital Growth Fund Class I	151	2,189
MainStay Epoch International Choice Fund Class I	137,237	4,623,521
MainStay Epoch U.S. All Cap Fund Class R6	369,153	9,616,442
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	621,356	9,394,900
MainStay MacKay Common Stock Fund Class I	16,803	421,591
MainStay MacKay Growth Fund Class I (a)	225,281	9,849,268
MainStay MacKay International Equity Fund Class R6	236,321	4,360,127
MainStay MacKay International Opportunities Fund Class I	725,664	4,680,535
MainStay MacKay S&P 500 Index Fund Class I	399,907	18,659,670
MainStay MacKay Small Cap Core Fund Class I (a)	439,774	10,290,717
MainStay MAP Equity Fund Class I	259,549	10,638,894
MainStay Winslow Large Cap Growth Fund Class R6	1,321,439	16,372,635

Total Equity Funds (Cost $140,239,055)		162,628,962

	Shares	Value
Fixed Income Funds 62.1%
IQ S&P High Yield Low Volatility Bond ETF	187,773	$4,660,526
MainStay Floating Rate Fund Class R6 (a)	1,584,221	14,004,509
MainStay MacKay Short Duration High Yield Fund Class I	3,624,548	34,288,222
MainStay MacKay Total Return Bond Fund Class R6 (a)	20,297,033	230,371,329

Total Fixed Income Funds (Cost $273,541,676)		283,324,586

Total Affiliated Investment Companies (Cost $413,780,731)		445,953,548

Short-Term Investment 2.1%
Affiliated Investment Company 2.1%
MainStay U.S. Government Liquidity Fund, 0.02% (b)	9,630,943	9,630,943

Total Short-Term Investment (Cost $9,630,943)		9,630,943

Total Investments (Cost $423,411,674)	99.9%	455,584,491
Other Assets, Less Liabilities	0.1	645,274
Net Assets	100.0%	$456,229,765

†	Percentages indicated are based on Fund net assets.

(a)	As of October 31, 2020, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Current yield as of October 31, 2020.

Swap Contracts

Open OTC total return equity swap contracts as of October 31, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Citigroup	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/01/2020	Monthly	6,688	$—
Citigroup	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA minus 0.65%	12/01/2020	Monthly	(7,009)	—
Citigroup	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.27%	12/07/2020	Monthly	18,354	—
Citigroup	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.24%	12/07/2020	Monthly	(19,682)	—
Citigroup	Russell 2000 Value Index Total Return	1 month LIBOR BBA plus 0.24%	12/02/2021	Monthly	2,290	—
Citigroup	Russell Midcap Index Total Return	1 month LIBOR BBA plus 0.24%	12/07/2020	Monthly	2,706	—
Citigroup	S&P 500 Total Return Index	1 month LIBOR BBA plus 0.24%	12/02/2021	Monthly	754	—
Citigroup	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/01/2020	Monthly	7,034	—

						$—

1	As of October 31, 2020, cash in the amount of $1,300,000 was pledged from brokers for OTC swap contracts.

12	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

2	Fund pays the floating rate and receives the total return of the reference entity.

3	Reflects the value at reset date as of October 31, 2020.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$162,628,962	$—	$—	$162,628,962
Fixed Income Funds	283,324,586	—	—	283,324,586
Short-Term Investment	9,630,943	—	—	9,630,943

Total Investments in Securities	$455,584,491	$—	$—	$455,584,491

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in affiliated investment companies, at value (identified cost $423,411,674)	$455,584,491
Cash collateral on deposit at broker for swap contracts	1,300,000
Receivables:
Dividends and Interest	657,049
Fund shares sold	295,462
Manager (See Note 3)	7,301
Other assets	46,784

Total assets	457,891,087

Liabilities
Payables:
Investment securities purchased	1,218,246
Fund shares redeemed	146,680
NYLIFE Distributors (See Note 3)	130,015
Transfer agent (See Note 3)	81,746
Shareholder communication	44,625
Professional fees	17,156
Dividends and interest on OTC swaps contracts	12,954
Custodian	6,418
Trustees	612
Accrued expenses	2,870

Total liabilities	1,661,322

Net assets	$456,229,765

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$37,350
Additional paid-in capital	412,384,440

412,421,790
Total distributable earnings (loss)	43,807,975

Net assets	$456,229,765

Class A
Net assets applicable to outstanding shares	$355,167,089

Shares of beneficial interest outstanding	29,038,068

Net asset value per share outstanding	$12.23
Maximum sales charge (3.00% of offering price)	0.38

Maximum offering price per share outstanding	$12.61

Investor Class
Net assets applicable to outstanding shares	$41,762,421

Shares of beneficial interest outstanding	3,414,648

Net asset value per share outstanding	$12.23
Maximum sales charge (2.50% of offering price)	0.31

Maximum offering price per share outstanding	$12.54

Class B
Net assets applicable to outstanding shares	$13,235,912

Shares of beneficial interest outstanding	1,096,346

Net asset value and offering price per share outstanding	$12.07

Class C
Net assets applicable to outstanding shares	$36,802,091

Shares of beneficial interest outstanding	3,049,421

Net asset value and offering price per share outstanding	$12.07

Class I
Net assets applicable to outstanding shares	$7,877,430

Shares of beneficial interest outstanding	637,552

Net asset value and offering price per share outstanding	$12.36

Class R2
Net assets applicable to outstanding shares	$109,134

Shares of beneficial interest outstanding	8,924

Net asset value and offering price per share outstanding	$12.23

Class R3
Net assets applicable to outstanding shares	$1,248,587

Shares of beneficial interest outstanding	102,423

Net asset value and offering price per share outstanding	$12.19

SIMPLE Class
Net assets applicable to outstanding shares	$27,101

Shares of beneficial interest outstanding	2,216

Net asset value and offering price per share outstanding	$12.23

14	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$11,197,864
Interest	479
Other	76

Total income	11,198,419

Expenses
Distribution/Service—Class A (See Note 3)	857,692
Distribution/Service—Investor Class (See Note 3)	109,277
Distribution/Service—Class B (See Note 3)	150,220
Distribution/Service—Class C (See Note 3)	401,727
Distribution/Service—Class R2 (See Note 3)	257
Distribution/Service—Class R3 (See Note 3)	4,918
Distribution/Service—SIMPLE Class (See Note 3)	21
Transfer agent (See Note 3)	445,348
Registration	109,960
Professional fees	102,130
Shareholder communication	68,114
Custodian	31,982
Trustees	10,636
Shareholder service (See Note 3)	1,087
Miscellaneous	20,210

Total expenses before waiver/reimbursement	2,313,579
Expense waiver/reimbursement from Manager (See Note 3)	(57,898)

Net expenses	2,255,681

Net investment income (loss)	8,942,738

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	11,690,746
Realized capital gain distributions from affiliated investment companies	5,859,475
Swap transactions	(631,443)

Net realized gain (loss)	16,918,778

Net change in unrealized appreciation (depreciation) on:
Affiliated investment companies	(4,337,001)

Net change in unrealized appreciation (depreciation)	(4,337,001)

Net realized and unrealized gain (loss)	12,581,777

Net increase (decrease) in net assets resulting from operations	$21,524,515

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,942,738	$8,369,797
Net realized gain (loss)	16,918,778	3,914,565
Net change in unrealized appreciation (depreciation)	(4,337,001)	22,444,494

Net increase (decrease) in net assets resulting from operations	21,524,515	34,728,856

Distributions to shareholders:
Class A	(8,953,768)	(16,847,159)
Investor Class	(1,083,776)	(2,117,475)
Class B	(309,853)	(1,099,638)
Class C	(821,143)	(2,890,855)
Class I	(251,310)	(436,015)
Class R2	(2,596)	(400)
Class R3	(21,331)	(22,103)

Total distributions to shareholders	(11,443,777)	(23,413,645)

Capital share transactions:
Net proceeds from sale of shares	69,586,971	109,461,604
Net asset value of shares issued in connection with the acquisition of MainStay Retirement 2010 Fund	—	5,989,180
Net asset value of shares issued in connection with the acquisition of MainStay Retirement 2020 Fund	—	27,690,083
Net asset value of shares issued to shareholders in reinvestment of distributions	11,288,137	23,104,378
Cost of shares redeemed	(85,507,617)	(151,571,440)

Increase (decrease) in net assets derived from capital share transactions	(4,632,509)	14,673,805

Net increase (decrease) in net assets	5,448,229	25,989,016

Net Assets
Beginning of year	450,781,536	424,792,520

End of year	$456,229,765	$450,781,536

16	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020	2019	2018	2017	2016

Net asset value at beginning of year	$11.96	$11.69	$12.51	$11.60	$11.81

Net investment income (loss) (a)	0.25	0.24	0.22	0.22	0.23

Net realized and unrealized gain (loss) on investments	0.33	0.69	(0.55)	0.95	0.01

Total from investment operations	0.58	0.93	(0.33)	1.17	0.24

Less distributions:

From net investment income	(0.26)	(0.28)	(0.25)	(0.23)	(0.25)

From net realized gain on investments	(0.05)	(0.38)	(0.24)	(0.03)	(0.20)

Total distributions	(0.31)	(0.66)	(0.49)	(0.26)	(0.45)

Net asset value at end of year	$12.23	$11.96	$11.69	$12.51	$11.60

Total investment return (b)	5.00%	8.54%	(2.73%)	10.36%	2.10%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.10%	2.11%	1.77%	1.83%	1.99%

Net expenses (c)	0.37%	0.38%	0.36%	0.36%	0.36%

Portfolio turnover rate	70%	46%	59%	36%	44%

Net assets at end of year (in 000’s)	$355,167	$334,242	$299,016	$314,722	$253,377

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Investor Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$11.97	$11.69	$12.51	$11.59	$11.81

Net investment income (loss) (a)	0.23	0.22	0.20	0.20	0.21

Net realized and unrealized gain (loss) on investments	0.33	0.70	(0.54)	0.96	0.01

Total from investment operations	0.56	0.92	(0.34)	1.16	0.22

Less distributions:

From net investment income	(0.25)	(0.26)	(0.24)	(0.21)	(0.24)

From net realized gain on investments	(0.05)	(0.38)	(0.24)	(0.03)	(0.20)

Total distributions	(0.30)	(0.64)	(0.48)	(0.24)	(0.44)

Net asset value at end of year	$12.23	$11.97	$11.69	$12.51	$11.59

Total investment return (b)	4.80%	8.43%	(2.88%)	10.18%	1.96%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.93%	1.92%	1.60%	1.63%	1.85%

Net expenses (c)	0.55%	0.55%	0.51%	0.51%	0.50%

Expenses (before waiver/reimbursement) (c)	0.61%	0.59%	0.54%	0.51%	0.50%

Portfolio turnover rate	70%	46%	59%	36%	44%

Net assets at end of year (in 000’s)	$41,762	$44,934	$37,828	$37,533	$74,166

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020	2019	2018	2017	2016

Net asset value at beginning of year	$11.84	$11.64	$12.46	$11.55	$11.76

Net investment income (loss) (a)	0.15	0.14	0.11	0.11	0.13

Net realized and unrealized gain (loss) on investments	0.31	0.69	(0.55)	0.95	0.01

Total from investment operations	0.46	0.83	(0.44)	1.06	0.14

Less distributions:

From net investment income	(0.18)	(0.25)	(0.14)	(0.12)	(0.15)

From net realized gain on investments	(0.05)	(0.38)	(0.24)	(0.03)	(0.20)

Total distributions	(0.23)	(0.63)	(0.38)	(0.15)	(0.35)

Net asset value at end of year	$12.07	$11.84	$11.64	$12.46	$11.55

Total investment return (b)	3.99%	7.61%	(3.63%)	9.30%	1.29%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.23%	1.22%	0.89%	0.95%	1.11%

Net expenses (c)	1.30%	1.30%	1.26%	1.27%	1.25%

Expenses (before waiver/reimbursement) (c)	1.36%	1.34%	1.29%	1.27%	1.25%

Portfolio turnover rate	70%	46%	59%	36%	44%

Net assets at end of year (in 000’s)	$13,236	$17,273	$21,988	$29,807	$32,850

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class C	2020	2019	2018	2017	2016

Net asset value at beginning of year	$11.84	$11.64	$12.45	$11.54	$11.76

Net investment income (loss) (a)	0.14	0.14	0.11	0.11	0.13

Net realized and unrealized gain (loss) on investments	0.32	0.69	(0.54)	0.95	0.00 ‡

Total from investment operations	0.46	0.83	(0.43)	1.06	0.13

Less distributions:

From net investment income	(0.18)	(0.25)	(0.14)	(0.12)	(0.15)

From net realized gain on investments	(0.05)	(0.38)	(0.24)	(0.03)	(0.20)

Total distributions	(0.23)	(0.63)	(0.38)	(0.15)	(0.35)

Net asset value at end of year	$12.07	$11.84	$11.64	$12.45	$11.54

Total investment return (b)	3.99%	7.61%	(3.56%)	9.31%	1.20%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.21%	1.24%	0.89%	0.93%	1.10%

Net expenses (c)	1.30%	1.30%	1.26%	1.27%	1.25%

Expenses (before waiver/reimbursement) (c)	1.36%	1.34%	1.29%	1.27%	1.25%

Portfolio turnover rate	70%	46%	59%	36%	44%

Net assets at end of year (in 000’s)	$36,802	$44,222	$57,482	$74,457	$75,946

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020	2019	2018		2017	2016

Net asset value at beginning of year	$12.08	$11.80	$12.61		$11.69	$11.90

Net investment income (loss) (a)	0.29	0.28	0.26		0.25	0.26

Net realized and unrealized gain (loss) on investments	0.33	0.69	(0.54)		0.96	0.01

Total from investment operations	0.62	0.97	(0.28)		1.21	0.27

Less distributions:

From net investment income	(0.29)	(0.31)	(0.29)		(0.26)	(0.28)

From net realized gain on investments	(0.05)	(0.38)	(0.24)		(0.03)	(0.20)

Total distributions	(0.34)	(0.69)	(0.53)		(0.29)	(0.48)

Net asset value at end of year	$12.36	$12.08	$11.80		$12.61	$11.69

Total investment return (b)	5.30%	8.91%	(2.38	%)(c)	10.54%	2.42%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.40%	2.38%	2.12%		2.05%	2.28%

Net expenses (d)	0.12%	0.13%	0.11%		0.12%	0.11%

Portfolio turnover rate	70%	46%	59%		36%	44%

Net assets at end of year (in 000’s)	$7,878	$9,272	$8,036		$12,532	$12,224

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R2	Year ended October 31, 2020	June 14, 2019^ through October 31, 2019

Net asset value at beginning of period	$11.96	$11.61

Net investment income (loss) (a)	0.24	0.08

Net realized and unrealized gain (loss) on investments	0.34	0.32

Total from investment operations	0.58	0.40

Less distributions:

From net investment income	(0.26)	(0.05)

From net realized gain on investments	(0.05)	—

Total distributions	(0.31)	(0.05)

Net asset value at end of period	$12.23	$11.96

Total investment return (b)	4.93%	3.44%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.00%	1.83%††

Net expenses (c)	0.47%	0.49%††

Portfolio turnover rate	70%	46%

Net assets at end of period (in 000’s)	$109	$100

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,				February 29, 2016^ through October 31, 2016
Class R3	2020	2019	2018	2017

Net asset value at beginning of period	$11.94	$11.67	$12.50	$11.58	$10.88

Net investment income (loss) (a)	0.20	0.19	0.15	0.18	0.10

Net realized and unrealized gain (loss) on investments	0.34	0.70	(0.52)	0.96	0.72

Total from investment operations	0.54	0.89	(0.37)	1.14	0.82

Less distributions:

From net investment income	(0.24)	(0.24)	(0.22)	(0.19)	(0.12)

From net realized gain on investments	(0.05)	(0.38)	(0.24)	(0.03)	—

Total distributions	(0.29)	(0.62)	(0.46)	(0.22)	(0.12)

Net asset value at end of period	$12.19	$11.94	$11.67	$12.50	$11.58

Total investment return (b)	4.59%	8.20%	(3.06%)	9.98%	7.59%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.66%	1.68%	1.25%	1.46%	1.34%††

Net expenses (c)	0.73%	0.73%	0.71%	0.71%	0.71%††

Portfolio turnover rate	70%	46%	59%	36%	44%

Net assets at end of period (in 000’s)	$1,249	$739	$442	$62	$56

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

SIMPLE Class	August 31, 2020^ through October 31, 2020

Net asset value at beginning of period*	$12.58

Net investment income (loss) (a)	0.03

Net realized and unrealized gain (loss) on investments	(0.38)

Total from investment operations	(0.35)

Net asset value at end of period	$12.23

Total investment return (b)	(2.78%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	1.25%

Net expenses (c)††	0.80%

Expenses (before waiver/reimbursement) (c)††	0.88%

Portfolio turnover rate	70%

Net assets at end of period (in 000’s)	$27

^	Inception date.
††	Annualized.
*	Based on the net asset value of Investor Class as of August 31, 2020.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	1.82 4.96%	4.12 5.31%	6.07 6.68%	1.06 1.06%
Investor Class Shares[3,4]	Maximum 2.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	1.68 4.83	3.94 5.12	5.89 6.49	1.33 1.33
Class B Shares[5]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	–0.97 4.03	4.00 4.34	5.70 5.70	2.08 2.08
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	3.11 4.11	4.34 4.34	5.71 5.71	2.08 2.08
Class I Shares	No Sales Charge		4/4/2005	5.33	5.57	6.95	0.81
Class R2 Shares	No Sales Charge		6/14/2019	4.89	5.20	N/A	1.16
Class R3 Shares	No Sales Charge		2/29/2016	4.70	7.04	N/A	1.41
SIMPLE Class Shares	No Sales Charge		8/31/2020	–3.80	N/A	N/A	1.58

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 3.0%, which is reflected in the average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[6]	9.71%	11.71%	13.01%
MSCI EAFE® Index[7]	–6.86	2.85	3.82
Bloomberg Barclays U.S. Aggregate Bond Index[8]	6.19	4.08	3.55
Moderate Allocation Composite Index[9]	6.31	7.56	8.16
Morningstar Allocation – 50% to 70% Equity Category Average[10]	3.88	6.23	7.13

6.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

9.

The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Prior to February 28, 2014, the Moderate Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%, 10%, and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

10.

The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

22	MainStay Moderate Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,092.00	$1.89	$1,023.33	$1.83	0.36%

Investor Class Shares	$1,000.00	$1,091.10	$2.89	$1,022.37	$2.80	0.55%

Class B Shares	$1,000.00	$1,087.10	$6.82	$1,018.60	$6.60	1.30%

Class C Shares	$1,000.00	$1,087.10	$6.82	$1,018.60	$6.60	1.30%

Class I Shares	$1,000.00	$1,093.00	$0.58	$1,024.58	$0.56	0.11%

Class R2 Shares	$1,000.00	$1,091.20	$2.42	$1,022.82	$2.34	0.46%

Class R3 Shares	$1,000.00	$1,090.50	$3.73	$1,021.57	$3.61	0.71%

SIMPLE Class Shares[3,4]	$1,000.00	$962.00	$1.31	$1,007.00	$1.34	0.80%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period) and 61 days for SIMPLE Class shares (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was August 31, 2020.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2020. Had these shares been offered for the full six-month period ended October 31, 2020, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.06 for SIMPLE Class shares and the ending account value would have been $1,021.11 for SIMPLE Class shares.

23

Investment Objectives of Underlying Funds as of October 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 28 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

24	MainStay Moderate Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay Moderate Allocation Fund returned 5.33%, underperforming the 9.71% return of the Fund’s primary benchmark, the S&P 500® Index, and outperforming the –6.86% return of the MSCI EAFE® Index, the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the 6.19% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the 6.31% return of the Moderate Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended October 31, 2020, Class I shares of the Fund outperformed the 3.88% return of the Morningstar Allocation—50% to 70% Equity Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks.

Three main factors affected the Fund’s performance relative to its primary and secondary benchmarks during the reporting period. First, the Fund is considerably more diversified than its primary benchmark, the S&P 500® Index, or its additional benchmarks. During the reporting period, the Fund’s out-of-benchmark investments—which included small-cap stocks, high-yield bonds and floating-rate bonds—significantly underperformed benchmark asset classes, detracting from the Fund’s relative performance. Second, the Fund’s asset class policy, discussed in detail below, is set to lean away from riskier equity and fixed-income securities. That stance marginally bolstered performance amid recent market turmoil. Third, the performance of the Underlying Funds in which the Fund invested materially detracted from relative returns. While a few of the Underlying Funds performed well, the majority underperformed their respective benchmarks. The performance of the Underlying Funds versus their respective benchmarks is always an important determinant of relative return.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

Total return swaps were used to express most of the Fund’s asset class policy biases. As such, the swaps can be seen as contributing positively, though very modestly, to the Fund’s relative returns. These contracts were also used to curb larger systematic risks observable within the pool of Underlying Funds. In addition, derivatives enhanced the Fund’s returns to a small degree by helping restrain exposure to the underperforming value risk factor.

How did you allocate the Fund’s assets during the reporting period and why?

Allocations shifted frequently at the margin, but were broadly stable throughout the reporting period. The Fund’s general allocation theme was one of risk aversion. That stance was unhelpful in late 2019 and early 2020 as stock prices rose on easing trade tensions and U.S. Federal Reserve (“Fed”) support of funding markets, but was well rewarded through the pandemic-related market turmoil that followed, only to again become a drag on results as the economy reopened and the market rallied to new highs. The degree to which the Fund leaned toward fixed income and away from equities varied across time with little net effect. The Fund held significantly underweight exposure to equities in late February 2020 as prices began to slide; stock purchases were made in March at reduced prices, lessening the underweight; and the Fund trimmed equity exposure again as markets rallied in April and May. Spells of market weakness late in the reporting period provided opportunities to increase the Fund’s equity exposure a bit more, moving closer to neutral.

Positioning within asset classes had greater effect on the Fund’s performance than management of the overall stock/bond blend. A few positions stood out. The most notable was a preference for value over growth. This stance was predicated on our belief that those two classifications of stocks may have been mispriced relative to one another. Specifically, we thought growth-oriented issues looked relatively expensive after three years of strong returns, and were concerned that growing regulatory oversight of the information technology sector could lead to earnings disappointment in the future. However, the work-from-home, play-at-home culture that came with mandated lockdowns proved a boon for many growth funds, detracting from Fund performance. Another position, this one a tailwind, was the Fund’s decisive tilt toward large-cap stocks over stocks of smaller firms. Smaller businesses that lacked a substantial balance sheet to fall back on, that were more vulnerable to credit pressures, and that suffered from weak profit margins

1.	See page 21 for other share class returns, which may be higher or lower than Class I share returns. See page 22 for more information on benchmark and peer group returns.

25

even before the pandemic, generally experienced comparatively poor stock performance during the reporting period. Lastly, we decided to allocate significantly less of the Fund’s capital to floating-rate loans than the benchmark does, choosing instead to hold cash and higher-quality, longer-duration2 bonds. That stance benefited the Fund as loans came under pressure through the late winter and early spring.

How did the Fund’s allocations change over the course of the reporting period?

At the asset class level, the Fund’s allocations remained fairly stable throughout the reporting period, as described above. The largest change that arose at the Underlying Fund level occurred when MainStay Indexed Bond Fund became MainStay Short Term Bond Fund with a new investment mandate in December 2019. The Fund shifted most of the assets it had invested in MainStay Indexed Bond Fund into MainStay MacKay Total Return Bond Fund at that time. Similarly, the Fund shifted assets from MainStay MacKay Emerging Markets Equity Fund into MainStay Candriam Emerging Markets Equity Fund when the former was liquidated.

In other changes, two recently launched Underlying Funds became significant holdings within the Fund: IQ Candriam ESG U.S. Equity ETF and IQ Candriam ESG International Equity ETF. Both offered low-cost, low-tracking-error exposure to core market segments in addition to introducing a sustainability element to the Fund. Another holding in which the Fund significantly increased the size of its position was IQ 500 International ETF. Conversely, the Fund substantially reduced its holdings in MainStay Floating Rate Fund due to our credit quality concerns. Holdings of MainStay MacKay Common Stock Fund and MainStay Epoch U.S. Equity Yield Fund also saw reductions.

In addition to the changes described above, the Fund sold its entire positions in several Underlying Funds during the reporting period. The largest holding to be closed was in MainStay MacKay U.S. Equity Opportunities Fund with the proceeds redirected to MainStay MacKay S&P 500 Index Fund, thereby reducing the Fund’s exposure to quantitatively driven investment strategies. Other closed positions included MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Short Term Municipal Fund (with assets shifted to similar maturity taxable bond funds in both cases); IQ Enhanced Core Plus Bond U.S. ETF; MainStay MacKay Convertible Fund; and a few other smaller holdings.

New to the Fund and not already mentioned above was a position in VanEck Vectors Gold Miners ETF, reflecting our belief that gold was likely to do well in the prevailing environment of accommodative monetary and potentially expansive fiscal support, thereby rendering gold extraction all the more profitable.

During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?

The Underlying Equity Funds in which the Fund was invested for the entire reporting period that generated the highest total returns were MainStay Winslow Large Cap Growth Fund, MainStay MacKay Growth Fund and MainStay Candriam Emerging Markets Equity Fund. Underlying Equity Funds with the lowest total returns included IQ Chaikin U.S. Small Cap ETF, IQ 500 International ETF and MainStay MacKay International Opportunities Fund.

Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

The positions that made the largest positive contributions to performance during the reporting period were MainStay Winslow Large Cap Growth Fund, MainStay MacKay Growth Fund and MainStay MacKay S&P 500 Index Fund. (Contributions take weightings and total returns into account.) Underlying Equity Funds that detracted from performance disproportionately included IQ 500 International ETF, MainStay Epoch U.S. Equity Yield Fund and IQ Chaikin U.S. Small Cap ETF.

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?

The Fund held only three Underlying Fixed-Income Funds continuously for the entire reporting period. Of these, MainStay MacKay Total Return Bond Fund provided the highest total return. The other two, MainStay MacKay Short Duration High Yield Fund and MainStay Floating Rate Fund, provided substantially lower total returns.

Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

The strongest positive contributor to Fund performance by far was MainStay MacKay Total Return Bond Fund. Smaller positive contributions were provided by MainStay MacKay U.S. Infrastructure Bond Fund and MainStay MacKay Convertible Fund. The most significant detractors from performance included MainStay Floating Rate Fund (in which the Fund’s allocation was larger through the drawdown than when prices recovered), MainStay Short Term Bond Fund and MainStay MacKay Unconstrained Bond Fund.

2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

26	MainStay Moderate Allocation Fund

How was the Fund positioned at the end of the reporting period?

As the reporting period wound down with the election looming, fiscal support on hold and the rate of new COVID-19 infections accelerating, the Fund maintained a modestly defensive posture. As of October 31, 2020, the Fund held slightly underweight exposure to equities, leaned toward large-cap stocks over smaller companies, tilted in favor of developed markets over emerging markets, shied away from bank loans and held a small position in gold miners. We believe this stance positions the Fund to weather potential market volatility and opens a possible opportunity to move more aggressively back into both stocks and credit should market conditions appear favorable. Should another fiscal support package come into sight and a clear timeline for the distribution of an effective vaccine emerge, we anticipate rotating some of the Fund’s assets into Underlying Funds focused on smaller and more cyclical names.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

27

Portfolio of Investments October 31, 2020

	Shares	Value
Affiliated Investment Companies 98.1%†
Equity Funds 56.0%
IQ 50 Percent Hedged FTSE International ETF (a)	738,316	$14,168,284
IQ 500 International ETF (a)	803,623	18,928,375
IQ Candriam ESG International Equity ETF (a)	597,756	13,711,805
IQ Candriam ESG U.S. Equity ETF (a)	978,372	27,384,437
IQ Chaikin U.S. Large Cap ETF (a)	1,128,399	27,752,635
IQ Chaikin U.S. Small Cap ETF (a)	929,193	21,009,054
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,099,970	22,490,679
MainStay Epoch Capital Growth Fund Class I	36,616	529,836
MainStay Epoch International Choice Fund Class I (a)	463,512	15,615,703
MainStay Epoch U.S. All Cap Fund Class R6 (a)	1,142,460	29,761,081
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	1,851,311	27,991,822
MainStay MacKay Common Stock Fund Class I	50,439	1,265,506
MainStay MacKay Growth Fund Class I (a)	569,087	24,880,497
MainStay MacKay International Equity Fund Class R6 (a)	599,373	11,058,441
MainStay MacKay International Opportunities Fund Class I (a)	2,406,178	15,519,848
MainStay MacKay S&P 500 Index Fund Class I (a)	1,025,116	47,831,910
MainStay MacKay Small Cap Core Fund Class I (a)	982,107	22,981,314
MainStay MAP Equity Fund Class I (a)	781,141	32,018,968
MainStay Winslow Large Cap Growth Fund Class R6	3,483,414	43,159,494

Total Equity Funds (Cost $356,678,646)		418,059,689

	Shares	Value
Fixed Income Funds 42.1%
IQ S&P High Yield Low Volatility Bond ETF (a)	310,256	$7,700,554
MainStay Floating Rate Fund Class R6	434,982	3,845,240
MainStay MacKay Short Duration High Yield Fund Class I	3,953,651	37,401,541
MainStay MacKay Total Return Bond Fund Class R6 (a)	23,407,546	265,675,647

Total Fixed Income Funds (Cost $303,936,640)		314,622,982

Total Affiliated Investment Companies (Cost $660,615,286)		732,682,671

Short-Term Investment 1.9%
Affiliated Investment Company 1.9%
MainStay U.S. Government Liquidity Fund, 0.02% (b)	14,012,893	14,012,893

Total Short-Term Investment (Cost $14,012,893)		14,012,893

Total Investments (Cost $674,628,179)	100.0%	746,695,564
Other Assets, Less Liabilities	0.0 ‡	108,289
Net Assets	100.0%	$746,803,853

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	As of October 31, 2020, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Current yield as of October 31, 2020.

Swap Contracts

Open OTC total return equity swap contracts as of October 31, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Citigroup	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/01/2020	Monthly	14,735	$—
Citigroup	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA minus 0.65%	12/01/2020	Monthly	(15,441)	—
Citigroup	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.27%	12/07/2020	Monthly	30,287	—
Citigroup	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.24%	12/07/2020	Monthly	(34,235)	—
Citigroup	Russell 2000 Value Index Total Return	1 month LIBOR BBA plus 0.24%	12/02/2021	Monthly	3,766	—
Citigroup	Russell Midcap Index Total Return	1 month LIBOR BBA plus 0.24%	12/07/2020	Monthly	6,175	—
Citigroup	S&P 500 Total Return Index	1 month LIBOR BBA plus 0.24%	12/02/2021	Monthly	1,246	—
Citigroup	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/01/2020	Monthly	11,617	—

						$—

1.	As of October 31, 2020, cash in the amount of $2,300,000 was pledged from brokers for OTC swap contracts.

28	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

2.	Fund pays the floating rate and receives the total return of the reference entity.

3.	Reflects the value at reset date as of October 31, 2020.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$418,059,689	$—	$—	$418,059,689
Fixed Income Funds	314,622,982	—	—	314,622,982
Short-Term Investment	14,012,893	—	—	14,012,893

Total Investments in Securities	$746,695,564	$—	$—	$746,695,564

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in affiliated investment companies, at value (identified cost $674,628,179)	$746,695,564
Cash collateral on deposit at broker for swap contracts	2,300,000
Receivables:
Dividends and Interest	714,819
Fund shares sold	451,663
Manager (See Note 3)	19,347
Other assets	45,577

Total assets	750,226,970

Liabilities
Payables:
Investment securities purchased	1,945,845
Fund shares redeemed	973,389
NYLIFE Distributors (See Note 3)	206,317
Transfer agent (See Note 3)	167,741
Shareholder communication	72,304
Dividends and interest on OTC swaps contracts	24,479
Professional fees	22,188
Custodian	6,287
Trustees	1,005
Accrued expenses	3,562

Total liabilities	3,423,117

Net assets	$746,803,853

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$55,731
Additional paid-in capital	645,082,034

645,137,765
Total distributable earnings (loss)	101,666,088

Net assets	$746,803,853

Class A
Net assets applicable to outstanding shares	$568,079,262

Shares of beneficial interest outstanding	42,347,730

Net asset value per share outstanding	$13.41
Maximum sales charge (3.00% of offering price)	0.41

Maximum offering price per share outstanding	$13.82

Investor Class
Net assets applicable to outstanding shares	$101,831,338

Shares of beneficial interest outstanding	7,585,953

Net asset value per share outstanding	$13.42
Maximum sales charge (2.50% of offering price)	0.34

Maximum offering price per share outstanding	$13.76

Class B
Net assets applicable to outstanding shares	$31,682,011

Shares of beneficial interest outstanding	2,394,408

Net asset value and offering price per share outstanding	$13.23

Class C
Net assets applicable to outstanding shares	$35,483,083

Shares of beneficial interest outstanding	2,682,700

Net asset value and offering price per share outstanding	$13.23

Class I
Net assets applicable to outstanding shares	$8,585,739

Shares of beneficial interest outstanding	634,995

Net asset value and offering price per share outstanding	$13.52

Class R2
Net assets applicable to outstanding shares	$141,321

Shares of beneficial interest outstanding	10,543

Net asset value and offering price per share outstanding	$13.40

Class R3
Net assets applicable to outstanding shares	$963,327

Shares of beneficial interest outstanding	72,066

Net asset value and offering price per share outstanding	$13.37

SIMPLE Class
Net assets applicable to outstanding shares	$37,772

Shares of beneficial interest outstanding	2,815

Net asset value and offering price per share outstanding	$13.42

30	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$16,733,697
Interest	793
Other	125

Total income	16,734,615

Expenses
Distribution/Service—Class A (See Note 3)	1,392,629
Distribution/Service—Investor Class (See Note 3)	261,584
Distribution/Service—Class B (See Note 3)	359,077
Distribution/Service—Class C (See Note 3)	396,659
Distribution/Service—Class R2 (See Note 3)	352
Distribution/Service—Class R3 (See Note 3)	4,684
Distribution/Service—SIMPLE Class (See Note 3)	24
Transfer agent (See Note 3)	913,938
Registration	118,175
Shareholder communication	114,144
Professional fees	105,324
Custodian	34,020
Trustees	17,619
Shareholder service (See Note 3)	1,077
Miscellaneous	28,275

Total expenses before waiver/reimbursement	3,747,581
Expense waiver/reimbursement from Manager (See Note 3)	(189,581)

Net expenses	3,558,000

Net investment income (loss)	13,176,615

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	19,181,198
Realized capital gain distributions from affiliated investment companies	15,665,665
Swap transactions	524,868

Net realized gain (loss)	35,371,731

Net change in unrealized appreciation (depreciation) on:
Affiliated investment companies	(13,740,645)

Net change in unrealized appreciation (depreciation)	(13,740,645)

Net realized and unrealized gain (loss)	21,631,086

Net increase (decrease) in net assets resulting from operations	$34,807,701

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$13,176,615	$11,901,184
Net realized gain (loss)	35,371,731	17,248,446
Net change in unrealized appreciation (depreciation)	(13,740,645)	30,192,321

Net increase (decrease) in net assets resulting from operations	34,807,701	59,341,951

Distributions to shareholders:
Class A	(21,900,859)	(32,751,950)
Investor Class	(3,720,348)	(5,715,758)
Class B	(1,134,789)	(2,830,087)
Class C	(1,247,417)	(3,281,736)
Class I	(491,902)	(914,013)
Class R2	(5,717)	—
Class R3	(35,111)	(22,135)

Total distributions to shareholders	(28,536,143)	(45,515,679)

Capital share transactions:
Net proceeds from sale of shares	84,720,414	243,099,929
Net asset value of shares issued in connection with the acquisition of MainStay Retirement 2030 Fund	—	48,401,868
Net asset value of shares issued to shareholders in reinvestment of distributions	28,344,237	45,176,124
Cost of shares redeemed	(128,342,097)	(281,331,772)

Increase (decrease) in net assets derived from capital share transactions	(15,277,446)	55,346,149

Net increase (decrease) in net assets	(9,005,888)	69,172,421

Net Assets
Beginning of year	755,809,741	686,637,320

End of year	$746,803,853	$755,809,741

32	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020	2019	2018	2017	2016

Net asset value at beginning of year	$13.28	$13.14	$14.23	$12.83	$13.32

Net investment income (loss) (a)	0.24	0.23	0.20	0.20	0.20

Net realized and unrealized gain (loss) on investments	0.41	0.81	(0.53)	1.67	(0.06)

Total from investment operations	0.65	1.04	(0.33)	1.87	0.14

Less distributions:

From net investment income	(0.26)	(0.27)	(0.31)	(0.25)	(0.24)

From net realized gain on investments	(0.26)	(0.63)	(0.45)	(0.22)	(0.39)

Total distributions	(0.52)	(0.90)	(0.76)	(0.47)	(0.63)

Net asset value at end of year	$13.41	$13.28	$13.14	$14.23	$12.83

Total investment return (b)	4.96%	8.88%	(2.58%)	14.98%	1.15%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.87%	1.82%	1.47%	1.52%	1.61%

Net expenses (c)	0.36%	0.36%	0.34%	0.35%	0.35%

Portfolio turnover rate	59%	45%	52%	33%	37%

Net assets at end of year (in 000’s)	$568,079	$553,530	$480,956	$500,627	$349,764

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Investor Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$13.28	$13.14	$14.22	$12.81	$13.31

Net investment income (loss) (a)	0.22	0.21	0.18	0.18	0.18

Net realized and unrealized gain (loss) on investments	0.41	0.81	(0.54)	1.67	(0.08)

Total from investment operations	0.63	1.02	(0.36)	1.85	0.10

Less distributions:

From net investment income	(0.23)	(0.25)	(0.27)	(0.22)	(0.21)

From net realized gain on investments	(0.26)	(0.63)	(0.45)	(0.22)	(0.39)

Total distributions	(0.49)	(0.88)	(0.72)	(0.44)	(0.60)

Net asset value at end of year	$13.42	$13.28	$13.14	$14.22	$12.81

Total investment return (b)	4.83%	8.64%	(2.78%)	14.89%	0.90%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.68%	1.60%	1.30%	1.32%	1.43%

Net expenses (c)	0.55%	0.55%	0.51%	0.53%	0.53%

Expenses (before waiver/reimbursement) (c)	0.66%	0.64%	0.58%	0.53%	0.53%

Portfolio turnover rate	59%	45%	52%	33%	37%

Net assets at end of year (in 000’s)	$101,831	$104,946	$84,202	$84,951	$168,146

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020	2019	2018	2017	2016

Net asset value at beginning of year	$13.09	$12.94	$14.00	$12.62	$13.11

Net investment income (loss) (a)	0.13	0.12	0.08	0.08	0.09

Net realized and unrealized gain (loss) on investments	0.39	0.79	(0.53)	1.65	(0.08)

Total from investment operations	0.52	0.91	(0.45)	1.73	0.01

Less distributions:

From net investment income	(0.12)	(0.13)	(0.16)	(0.13)	(0.11)

From net realized gain on investments	(0.26)	(0.63)	(0.45)	(0.22)	(0.39)

Total distributions	(0.38)	(0.76)	(0.61)	(0.35)	(0.50)

Net asset value at end of year	$13.23	$13.09	$12.94	$14.00	$12.62

Total investment return (b)	4.03%	7.82%	(3.45%)	13.98%	0.17%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.00%	0.96%	0.60%	0.63%	0.71%

Net expenses (c)	1.30%	1.30%	1.26%	1.29%	1.28%

Expenses (before waiver/reimbursement) (c)	1.40%	1.38%	1.33%	1.29%	1.28%

Portfolio turnover rate	59%	45%	52%	33%	37%

Net assets at end of year (in 000’s)	$31,682	$40,817	$50,416	$67,352	$71,339

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class C	2020	2019	2018	2017	2016

Net asset value at beginning of year	$13.08	$12.93	$14.00	$12.62	$13.11

Net investment income (loss) (a)	0.13	0.13	0.08	0.08	0.09

Net realized and unrealized gain (loss) on investments	0.40	0.78	(0.54)	1.65	(0.08)

Total from investment operations	0.53	0.91	(0.46)	1.73	0.01

Less distributions:

From net investment income	(0.12)	(0.13)	(0.16)	(0.13)	(0.11)

From net realized gain on investments	(0.26)	(0.63)	(0.45)	(0.22)	(0.39)

Total distributions	(0.38)	(0.76)	(0.61)	(0.35)	(0.50)

Net asset value at end of year	$13.23	$13.08	$12.93	$14.00	$12.62

Total investment return (b)	4.11%	7.83%	(3.52%)	13.98%	0.17%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.99%	1.00%	0.59%	0.61%	0.69%

Net expenses (c)	1.30%	1.30%	1.26%	1.29%	1.28%

Expenses (before waiver/reimbursement) (c)	1.40%	1.38%	1.33%	1.29%	1.28%

Portfolio turnover rate	59%	45%	52%	33%	37%

Net assets at end of year (in 000’s)	$35,483	$43,681	$57,496	$69,641	$69,090

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020	2019	2018	2017	2016

Net asset value at beginning of year	$13.37	$13.24	$14.34	$12.92	$13.41

Net investment income (loss) (a)	0.30	0.28	0.24	0.24	0.24

Net realized and unrealized gain (loss) on investments	0.40	0.79	(0.54)	1.68	(0.07)

Total from investment operations	0.70	1.07	(0.30)	1.92	0.17

Less distributions:

From net investment income	(0.29)	(0.31)	(0.35)	(0.28)	(0.27)

From net realized gain on investments	(0.26)	(0.63)	(0.45)	(0.22)	(0.39)

Total distributions	(0.55)	(0.94)	(0.80)	(0.50)	(0.66)

Net asset value at end of year	$13.52	$13.37	$13.24	$14.34	$12.92

Total investment return (b)	5.33%	9.04%	(2.39%)	15.32%	1.41%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.31%	2.15%	1.75%	1.76%	1.87%

Net expenses (c)	0.11%	0.11%	0.09%	0.10%	0.10%

Portfolio turnover rate	59%	45%	52%	33%	37%

Net assets at end of year (in 000’s)	$8,586	$11,687	$13,108	$14,973	$13,068

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R2	Year ended October 31, 2020	June 14, 2019^ through October 31, 2019

Net asset value at beginning of period	$13.27	$12.78

Net investment income (loss) (a)	0.24	0.06

Net realized and unrealized gain (loss) on investments	0.40	0.43

Total from investment operations	0.64	0.49

Less distributions:

From net investment income	(0.25)	—

From net realized gain on investments	(0.26)	—

Total distributions	(0.51)	—

Net asset value at end of period	$13.40	$13.27

Total investment return (b)	4.89%	3.83%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.81%	1.13	%††

Net expenses (c)	0.46%	0.47	%††

Portfolio turnover rate	59%	45%

Net assets at end of period (in 000’s)	$141	$147

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Financial Highlights selected per share data and ratios

	Year ended October 31,				February 29, 2016^ through October 31,

Class R3	2020	2019	2018	2017	2016

Net asset value at beginning of period	$13.24	$13.09	$14.20	$12.80	$11.77

Net investment income (loss) (a)	0.20	0.17	0.13	0.09	0.07

Net realized and unrealized gain (loss) on investments	0.42	0.82	(0.50)	1.73	0.96

Total from investment operations	0.62	0.99	(0.37)	1.82	1.03

Less distributions:

From net investment income	(0.23)	(0.21)	(0.29)	(0.20)	—

From net realized gain on investments	(0.26)	(0.63)	(0.45)	(0.22)	—

Total distributions	(0.49)	(0.84)	(0.74)	(0.42)	—

Net asset value at end of period	$13.37	$13.24	$13.09	$14.20	$12.80

Total investment return (b)	4.70%	8.46%	(2.91%)	14.63%	8.75%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.54%	1.32%	0.94%	0.64%	0.85	%††

Net expenses (c)	0.71%	0.71%	0.69%	0.69%	0.70	%††

Portfolio turnover rate	59%	45%	52%	33%	37%

Net assets at end of period (in 000’s)	$964	$1,004	$459	$212	$64

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

SIMPLE Class	August 31, 2020^ through October 31, 2020

Net asset value at beginning of period*	$13.95

Net investment income (loss) (a)	0.02

Net realized and unrealized gain (loss) on investments	(0.55)

Total from investment operations	(0.53)

Net asset value at end of period	$13.42

Total investment return (b)	(3.80%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	0.95%

Net expenses (c)††	0.80%

Expenses (before waiver/reimbursement) (c)††	0.93%

Portfolio turnover rate	59%

Net assets at end of period (in 000’s)	$38

^	Inception date.
††	Annualized.
*	Based on the net asset value of Investor Class as of August 31, 2020.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

36	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Allocation Fund (Formerly known as MainStay Moderate Growth Allocation Fund)

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	0.77 3.89%	4.25 5.44%	6.82 7.43%	1.16 1.16%
Investor Class Shares[3,4]	Maximum 2.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	0.59 3.70	4.06 5.24	6.63 7.24	1.45 1.45
Class B Shares[5]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	–2.01 2.97	4.13 4.46	6.45 6.45	2.20 2.20
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	1.97 2.97	4.46 4.46	6.45 6.45	2.20 2.20
Class I Shares	No Sales Charge		4/4/2005	4.16	5.70	7.70	0.91
Class R1 Shares	No Sales Charge		6/14/2019	4.02	6.01	N/A	1.01
Class R2 Shares	No Sales Charge		6/14/2019	3.75	5.80	N/A	1.26
Class R3 Shares	No Sales Charge		2/29/2016	3.53	7.71	N/A	1.51
SIMPLE Class Shares	No Sales Charge		8/31/2020	–4.66	N/A	N/A	1.70

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 3.0%, which is reflected in the average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

37

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[6]	9.71%	11.71%	13.01%
MSCI EAFE® Index[7]	–6.86	2.85	3.82
Bloomberg Barclays U.S. Aggregate Bond Index[8]	6.19	4.08	3.55
Growth Allocation Composite Index[9]	5.95	8.56	9.54
Morningstar Allocation – 70% to 85% Equity Category Average[10]	1.83	6.21	7.46

6.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

9.

The Fund has selected the Growth Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Prior to February 28, 2014, the Growth Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 65%, 15%, and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

10.

The Morningstar Allocation – 70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

38	MainStay Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,113.40	$1.97	$1,023.28	$1.88	0.37%

Investor Class Shares	$1,000.00	$1,112.60	$2.92	$1,022.37	$2.80	0.55%

Class B Shares	$1,000.00	$1,108.50	$6.89	$1,018.60	$6.60	1.30%

Class C Shares	$1,000.00	$1,108.50	$6.89	$1,018.60	$6.60	1.30%

Class I Shares	$1,000.00	$1,115.20	$0.64	$1,024.53	$0.61	0.12%

Class R1 Shares	$1,000.00	$1,114.40	$1.22	$1,023.98	$1.17	0.23%

Class R2 Shares	$1,000.00	$1,113.50	$2.50	$1,022.77	$2.39	0.47%

Class R3 Shares	$1,000.00	$1,111.60	$3.82	$1,021.52	$3.66	0.72%

SIMPLE Class Shares[3,4]	$1,000.00	$953.40	$1.30	$1,007.00	$1.34	0.80%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period) and 61 days for SIMPLE Class shares (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was August 31, 2020.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2020. Had these shares been offered for the full six-month period ended October 31, 2020, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.06 for SIMPLE Class shares and the ending account value would have been $1,021.11 for SIMPLE Class shares.

39

Investment Objectives of Underlying Funds as of October 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 44 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

40	MainStay Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Growth Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay Growth Allocation Fund returned 4.16%, underperforming the 9.71% return of the Fund’s primary benchmark, the S&P 500® Index, and outperforming the –6.86% return of the MSCI EAFE® Index, the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the 6.19% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the 5.95% return of the Growth Allocation Composite Index, which are additional benchmarks of the Fund. For the 12 months ended October 31, 2020, Class I shares of the Fund outperformed the 1.83% return of the Morningstar Allocation—70% to 85% Equity Category Average.1

Were there any changes to the Fund during the reporting period?

Effective July 31, 2020, the Fund was renamed MainStay Growth Allocation Fund. For more information about this change, refer to the supplement dated June 25, 2020.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks.

Three main factors affected the Fund’s performance relative to its primary and secondary benchmarks during the reporting period. First, the Fund is considerably more diversified than its primary benchmark, the S&P 500® Index, or its additional benchmarks. During the reporting period, the Fund’s out-of-benchmark investments—which included small-cap stock, high-yield bonds and floating-rate bonds—significantly underperformed benchmark asset classes, detracting from the Fund’s relative performance. Second, the Fund’s asset class policy, discussed in detail below, had a small, but positive, impact on performance. Third, the performance of the Underlying Funds in which the Fund invested, materially detracted from relative returns. While a few of the Underlying Funds performed well, the majority underperformed their respective benchmarks. The performance of the Underlying Funds versus their respective benchmarks is always an important determinant of relative return.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

Total return swaps were used to express most of the Fund’s asset class policy biases. As such, the swaps can be seen as contributing positively, though very modestly, to the Fund’s relative returns. These contracts were also used to curb larger systematic risks observable within the pool of Underlying Funds. In addition, derivatives enhanced the Fund’s returns to a small degree by helping restrain exposure to the underperforming value risk factor.

How did you allocate the Fund’s assets during the reporting period and why?

Allocations shifted frequently at the margin, but were broadly stable throughout the reporting period. The Fund’s general allocation theme was one of risk aversion. That stance was unhelpful in late 2019 and early 2020 as stock prices rose on easing trade tensions and U.S. Federal Reserve (“Fed”) support of funding markets, but was well rewarded through the pandemic-related market turmoil that followed, only to again become a drag on results as the economy reopened and the market rallied to new highs. The degree to which the Fund leaned toward fixed income and away from equities varied across time with little net effect. The Fund held significantly underweight exposure to equities in late February 2020 as prices began to slide; stock purchases were made in March at reduced prices, lessening the underweight; and the Fund trimmed equity exposure again as markets rallied in April and May. Spells of market weakness late in the reporting period provided opportunities to increase the Fund’s equity exposure a bit more, moving closer to neutral.

Positioning within asset classes had greater effect on the Fund’s performance than management of the overall stock/bond blend. A few positions stood out. The most notable was a preference for value over growth. This stance was predicated on our belief that those two classifications of stocks may have been mispriced relative to one another. Specifically, we thought growth-oriented issues looked relatively expensive after three years of strong returns, and were concerned that growing regulatory oversight of the information technology sector could lead to earnings disappointment in the future. However, the work-from-home, play-at-home culture that came with mandated

1.	See page 37 for other share class returns, which may be higher or lower than Class I share returns. See page 38 for more information on benchmark and peer group returns.

41

lockdowns proved a boon for many growth funds, detracting from Fund performance. Another position, this one a tailwind, was the Fund’s decisive tilt toward large-cap stocks over stocks of smaller firms. Smaller businesses that lacked a substantial balance sheet to fall back on, that were more vulnerable to credit pressures, and that suffered from weak profit margins even before the pandemic, generally experienced comparatively poor stock performance during the reporting period. Lastly, we decided to allocate significantly less of the Fund’s capital to floating-rate loans than the benchmark does, choosing instead to hold cash and higher-quality, longer-duration2 bonds. That stance benefited the Fund as loans came under pressure through the late winter and early spring.

How did the Fund’s allocations change over the course of the reporting period?

At the asset class level, the Fund’s allocations remained fairly stable throughout the reporting period, as described above. The largest change that arose at the Underlying Fund level occurred when MainStay Indexed Bond Fund became MainStay Short Term Bond Fund with a new investment mandate in December 2019. The Fund shifted most of the assets it had invested in MainStay Indexed Bond Fund into MainStay MacKay Total Return Bond Fund at that time. Similarly, the Fund shifted assets from MainStay MacKay Emerging Markets Equity Fund into MainStay Candriam Emerging Markets Equity Fund when the former was liquidated.

In other changes, two recently launched Underlying Funds became significant holdings within the Fund: IQ Candriam ESG U.S. Equity ETF and IQ Candriam ESG International Equity ETF. Both offered low-cost, low-tracking-error exposure to core market segments in addition to introducing a sustainability element to the Fund. Another holding in which the Fund significantly increased the size of its position was IQ 500 International ETF. Conversely, the Fund substantially reduced its holdings in MainStay Floating Rate Fund due to our credit quality concerns. Holdings of MainStay MacKay Common Stock Fund and MainStay Epoch U.S. Equity Yield Fund also saw reductions.

In addition to the changes described above, the Fund sold its entire positions in several Underlying Funds during the reporting period. The largest holding to be closed was in MainStay MacKay U.S. Equity Opportunities Fund with the proceeds redirected to MainStay MacKay S&P 500 Index Fund, thereby reducing the Fund’s exposure to quantitatively driven investment strategies. Other closed positions included MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Short Term Municipal Fund (with assets shifted to similar maturity taxable bond funds in both cases); IQ Enhanced Core Plus Bond U.S. ETF; MainStay MacKay Convertible Fund; and a few other smaller holdings.

New to the Fund and not already mentioned above was a position in VanEck Vectors Gold Miners ETF, reflecting our belief that gold was likely to do well in the prevailing environment of accommodative monetary and potentially expansive fiscal support, thereby rendering gold extraction all the more profitable.

During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?

The Underlying Equity Funds in which the Fund was invested for the entire reporting period that generated the highest total returns were MainStay Winslow Large Cap Growth Fund, MainStay MacKay Growth Fund and MainStay Candriam Emerging Markets Equity Fund. Underlying Equity Funds with the lowest total returns included IQ Chaikin U.S. Small Cap ETF, IQ 500 International ETF and MainStay MacKay International Opportunities Fund.

Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

The positions that made the largest positive contributions to performance during the reporting period were MainStay Winslow Large Cap Growth Fund, MainStay MacKay Growth Fund and MainStay MacKay S&P 500 Index Fund. (Contributions take weightings and total returns into account.) Underlying Equity Funds that detracted from performance disproportionately included IQ 500 International ETF, MainStay Epoch U.S. Equity Yield Fund and IQ Chaikin U.S. Small Cap ETF.

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?

The Fund held only three Underlying Fixed-Income Funds continuously for the entire reporting period. Of these, MainStay MacKay Total Return Bond Fund provided the highest total return. The other two, MainStay MacKay Short Duration High Yield Fund and MainStay Floating Rate Fund, provided substantially lower total returns.

Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

The strongest positive contributor to Fund performance by far was MainStay MacKay Total Return Bond Fund. Smaller positive contributions were provided by MainStay MacKay U.S. Infrastructure Bond Fund and MainStay MacKay Convertible Fund.

2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

42	MainStay Growth Allocation Fund

The most significant detractors from performance included MainStay Floating Rate Fund (in which the Fund’s allocation was larger through the drawdown than when prices recovered), MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Unconstrained Bond Fund.

How was the Fund positioned at the end of the reporting period?

As the reporting period wound down with the election looming, fiscal support on hold, and the rate of new COVID-19 infections accelerating, the Fund maintained a modestly defensive posture. As of October 31, 2020, the Fund held slightly under-

weight exposure to equities, leaned toward large-cap stocks over smaller companies, tilted in favor of developed markets over emerging markets, shied away from bank loans, and held a small position in gold miners. We believe this stance positions the Fund to weather potential market volatility and opens a possible opportunity to move more aggressively back into both stocks and credit should market conditions appear favorable. Should another fiscal support package come into sight and a clear timeline for the distribution of an effective vaccine emerge, we anticipate rotating some of the Fund’s assets into Underlying Funds focused on smaller and more cyclical names.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

43

Portfolio of Investments October 31, 2020

	Shares	Value
Affiliated Investment Companies 98.2%†
Equity Funds 76.5%
IQ 50 Percent Hedged FTSE International ETF (a)	750,731	$14,406,528
IQ 500 International ETF (a)	1,039,228	24,477,768
IQ Candriam ESG International Equity ETF (a)	618,720	14,192,694
IQ Candriam ESG U.S. Equity ETF (a)	1,052,878	29,469,845
IQ Chaikin U.S. Large Cap ETF (a)	1,460,603	35,923,093
IQ Chaikin U.S. Small Cap ETF (a)	1,219,295	27,568,260
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,962,009	31,723,114
MainStay Epoch Capital Growth Fund Class I	70,270	1,016,806
MainStay Epoch International Choice Fund Class I (a)	706,325	23,796,100
MainStay Epoch U.S. All Cap Fund Class R6 (a)	1,610,176	41,945,094
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	2,556,979	38,661,516
MainStay MacKay Common Stock Fund Class I	71,130	1,784,645
MainStay MacKay Growth Fund Class I (a)	799,113	34,937,226
MainStay MacKay International Equity Fund Class R6 (a)	899,777	16,600,895
MainStay MacKay International Opportunities Fund Class I (a)	3,634,073	23,439,768
MainStay MacKay S&P 500 Index Fund Class I (a)	1,305,643	60,921,302
MainStay MacKay Small Cap Core Fund Class I (a)	1,827,194	42,756,342
MainStay MAP Equity Fund Class I (a)	1,082,456	44,369,879
MainStay Winslow Large Cap Growth Fund Class R6	4,880,487	60,469,233

Total Equity Funds (Cost $481,876,904)		568,460,108

	Shares	Value
Fixed Income Funds 21.7%
IQ S&P High Yield Low Volatility Bond ETF (a)	310,384	$7,703,731
MainStay Floating Rate Fund Class R6	435,628	3,850,955
MainStay MacKay Short Duration High Yield Fund Class I	3,954,701	37,411,472
MainStay MacKay Total Return Bond Fund Class R6 (a)	9,899,029	112,353,978

Total Fixed Income Funds (Cost $158,816,394)		161,320,136

Total Affiliated Investment Companies (Cost $640,693,298)		729,780,244

Short-term Investment 1.8%
Affiliated Investment Company 1.8%
MainStay U.S. Government Liquidity Fund, 0.02% (b)	13,548,365	13,548,365

Total Short-Term Investment (Cost $13,548,365)		13,548,365

Total Investments (Cost $654,241,663)	100.0%	743,328,609
Other Assets, Less Liabilities	(0.0)‡	(125,323)
Net Assets	100.0%	$743,203,286

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	As of October 31, 2020, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Current yield as of October 31, 2020.

Swap Contracts

Open OTC total return equity swap contracts as of October 31, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate [2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Citigroup	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/02/2020	Monthly	14,741	$—
Citigroup	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA minus 0.65%	12/02/2020	Monthly	(15,448)	—
Citigroup	Russell 1000 Growth Total Return	1 month LIBOR BBA minus 0.03%	8/05/2021	Monthly	(612)	—
Citigroup	Russel 1000 Value Index Total Return	1 month LIBOR BBA plus 0.20%	12/07/2020	Monthly	29,644	—
Citigroup	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.25%	12/07/2020	Monthly	(32,528)	—
Citigroup	Russell 2000 Value Index Total Return	1 month LIBOR BBA plus 0.24%	12/02/2021	Monthly	3,755	—
Citigroup	Russell Midcap Index Total Return	1 month LIBOR BBA plus 0.24%	12/07/2020	Monthly	7,035	—
Citigroup	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/02/2020	Monthly	11,615	—

						$—

1.	As of October 31, 2020, cash in the amount of $2,200,000 was pledged from brokers for OTC swap contracts.

44	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

2.	Fund pays the floating rate and receives the total return of the reference entity.

3.	Reflects the value at reset date as of October 31, 2020.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$568,460,108	$—	$—	$568,460,108
Fixed Income Funds	161,320,136	—	—	161,320,136
Short-Term Investment	13,548,365	—	—	13,548,365

Total Investments in Securities	$743,328,609	$—	$—	$743,328,609

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in affiliated investment companies, at value (identified cost $654,241,663)	$743,328,609
Cash collateral on deposit at broker for swap contracts	2,200,000
Receivables:
Fund shares sold	434,685
Dividends and Interest	399,399
Manager (See Note 3)	22,129
Other assets	48,042

Total assets	746,432,864

Liabilities
Payables:
Investment securities purchased	1,546,494
Fund shares redeemed	1,143,964
NYLIFE Distributors (See Note 3)	205,369
Transfer agent (See Note 3)	201,538
Shareholder communication	74,974
Dividends and interest on OTC swaps contracts	24,174
Professional fees	21,875
Custodian	6,627
Trustees	1,001
Accrued expenses	3,562

Total liabilities	3,229,578

Net assets	$743,203,286

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$51,927
Additional paid-in capital	626,633,683

626,685,610
Total distributable earnings (loss)	116,517,676

Net assets	$743,203,286

Class A
Net assets applicable to outstanding shares	$542,938,414

Shares of beneficial interest outstanding	37,886,722

Net asset value per share outstanding	$14.33
Maximum sales charge (3.00% of offering price)	0.44

Maximum offering price per share outstanding	$14.77

Investor Class
Net assets applicable to outstanding shares	$126,513,997

Shares of beneficial interest outstanding	8,826,422

Net asset value per share outstanding	$14.33
Maximum sales charge (2.50% of offering price)	0.37

Maximum offering price per share outstanding	$14.70

Class B
Net assets applicable to outstanding shares	$32,739,533

Shares of beneficial interest outstanding	2,322,508

Net asset value and offering price per share outstanding	$14.10

Class C
Net assets applicable to outstanding shares	$31,564,063

Shares of beneficial interest outstanding	2,238,765

Net asset value and offering price per share outstanding	$14.10

Class I
Net assets applicable to outstanding shares	$8,062,712

Shares of beneficial interest outstanding	555,209

Net asset value and offering price per share outstanding	$14.52

Class R1
Net assets applicable to outstanding shares	$31,825

Shares of beneficial interest outstanding	2,193

Net asset value and offering price per share outstanding	$14.51

Class R2
Net assets applicable to outstanding shares	$88,739

Shares of beneficial interest outstanding	6,197

Net asset value and offering price per share outstanding	$14.32

Class R3
Net assets applicable to outstanding shares	$1,084,306

Shares of beneficial interest outstanding	76,154

Net asset value and offering price per share outstanding	$14.24

SIMPLE Class
Net assets applicable to outstanding shares	$179,697

Shares of beneficial interest outstanding	12,539

Net asset value and offering price per share outstanding	$14.33

46	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$15,607,957
Interest	956
Other	125

Total income	15,609,038

Expenses
Distribution/Service—Class A (See Note 3)	1,347,330
Distribution/Service—Investor Class (See Note 3)	333,605
Distribution/Service—Class B (See Note 3)	376,996
Distribution/Service—Class C (See Note 3)	335,818
Distribution/Service—Class R2 (See Note 3)	238
Distribution/Service—Class R3 (See Note 3)	6,053
Distribution/Service—SIMPLE Class (See Note 3)	40
Transfer agent (See Note 3)	1,055,115
Professional fees	121,714
Shareholder communication	120,837
Registration	117,772
Custodian	39,158
Trustees	17,760
Shareholder service (See Note 3)	1,334
Miscellaneous	26,909

Total expenses before waiver/reimbursement	3,900,679
Expense waiver/reimbursement from Manager (See Note 3)	(252,200)

Net expenses	3,648,479

Net investment income (loss)	11,960,559

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	16,268,145
Realized capital gain distributions from affiliated investment companies	20,615,425
Swap transactions	(593,615)

Net realized gain (loss)	36,289,955

Net change in unrealized appreciation (depreciation) on:
Affiliated investment companies	(20,431,629)

Net change in unrealized appreciation (depreciation)	(20,431,629)

Net realized and unrealized gain (loss)	15,858,326

Net increase (decrease) in net assets resulting from operations	$27,818,885

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,960,559	$10,214,732
Net realized gain (loss)	36,289,955	25,752,192
Net change in unrealized appreciation (depreciation)	(20,431,629)	20,652,610

Net increase (decrease) in net assets resulting from operations	27,818,885	56,619,534

Distributions to shareholders:
Class A	(24,258,592)	(43,963,341)
Investor Class	(5,544,925)	(10,091,854)
Class B	(1,425,921)	(4,344,612)
Class C	(1,220,566)	(3,869,617)
Class I	(485,415)	(754,206)
Class R1	(1,161)	—
Class R2	(4,340)	—
Class R3	(56,217)	(34,155)

Total distributions to shareholders	(32,997,137)	(63,057,785)

Capital share transactions:
Net proceeds from sale of shares	73,731,809	288,029,932
Net asset value of shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	—	40,416,312
Net asset value of shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	—	24,525,394
Net asset value of shares issued to shareholders in reinvestment of distributions	32,868,088	62,810,691
Cost of shares redeemed	(136,672,934)	(336,933,245)

Increase (decrease) in net assets derived from capital share transactions	(30,073,037)	78,849,084

Net increase (decrease) in net assets	(35,251,289)	72,410,833

Net Assets
Beginning of year	778,454,575	706,043,742

End of year	$743,203,286	$778,454,575

48	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020	2019	2018	2017	2016

Net asset value at beginning of year	$14.40	$14.76	$15.96	$13.90	$14.65

Net investment income (loss) (a)	0.24	0.22	0.16	0.17	0.18

Net realized and unrealized gain (loss) on investments	0.32	0.77	(0.55)	2.41	(0.18)

Total from investment operations	0.56	0.99	(0.39)	2.58	—

Less distributions:

From net investment income	(0.26)	(0.28)	(0.36)	(0.20)	(0.20)

From net realized gain on investments	(0.37)	(1.07)	(0.45)	(0.32)	(0.55)

Total distributions	(0.63)	(1.35)	(0.81)	(0.52)	(0.75)

Net asset value at end of year	$14.33	$14.40	$14.76	$15.96	$13.90

Total investment return (b)	3.89%	8.17%	(2.75%)	19.05%	0.15%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.69%	1.55%	1.02%	1.16%	1.29%

Net expenses (c)	0.37%	0.37%	0.35%	0.36%	0.36%

Portfolio turnover rate	47%	42%	47%	32%	32%

Net assets at end of year (in 000’s)	$542,938	$545,586	$484,182	$499,998	$296,060

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Investor Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$14.40	$14.76	$15.93	$13.88	$14.63

Net investment income (loss) (a)	0.21	0.18	0.14	0.14	0.15

Net realized and unrealized gain (loss) on investments	0.32	0.79	(0.55)	2.40	(0.17)

Total from investment operations	0.53	0.97	(0.41)	2.54	(0.02)

Less distributions:

From net investment income	(0.23)	(0.26)	(0.31)	(0.17)	(0.18)

From net realized gain on investments	(0.37)	(1.07)	(0.45)	(0.32)	(0.55)

Total distributions	(0.60)	(1.33)	(0.76)	(0.49)	(0.73)

Net asset value at end of year	$14.33	$14.40	$14.76	$15.93	$13.88

Total investment return (b)	3.70%	7.94%	(2.86%)	18.80%	(0.04%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.54%	1.32%	0.87%	0.96%	1.09%

Net expenses (c)	0.55%	0.55%	0.52%	0.55%	0.55%

Expenses (before waiver/reimbursement) (c)	0.67%	0.68%	0.61%	0.55%	0.55%

Portfolio turnover rate	47%	42%	47%	32%	32%

Net assets at end of year (in 000’s)	$126,514	$139,892	$110,200	$116,058	$221,041

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020	2019	2018	2017	2016

Net asset value at beginning of year	$14.16	$14.50	$15.66	$13.65	$14.39

Net investment income (loss) (a)	0.12	0.10	0.03	0.04	0.05

Net realized and unrealized gain (loss) on investments	0.30	0.76	(0.55)	2.36	(0.18)

Total from investment operations	0.42	0.86	(0.52)	2.40	(0.13)

Less distributions:

From net investment income	(0.11)	(0.13)	(0.19)	(0.07)	(0.06)

From net realized gain on investments	(0.37)	(1.07)	(0.45)	(0.32)	(0.55)

Total distributions	(0.48)	(1.20)	(0.64)	(0.39)	(0.61)

Net asset value at end of year	$14.10	$14.16	$14.50	$15.66	$13.65

Total investment return (b)	2.97%	7.14%	(3.60%)	17.91%	(0.81%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.87%	0.73%	0.18%	0.31%	0.39%

Net expenses (c)	1.30%	1.30%	1.27%	1.30%	1.30%

Expenses (before waiver/reimbursement) (c)	1.42%	1.42%	1.36%	1.31%	1.30%

Portfolio turnover rate	47%	42%	47%	32%	32%

Net assets at end of year (in 000’s)	$32,739	$43,800	$55,493	$75,863	$80,344

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class C	2020	2019	2018	2017	2016

Net asset value at beginning of year	$14.16	$14.50	$15.66	$13.65	$14.38

Net investment income (loss) (a)	0.11	0.10	0.02	0.04	0.05

Net realized and unrealized gain (loss) on investments	0.31	0.76	(0.54)	2.36	(0.17)

Total from investment operations	0.42	0.86	(0.52)	2.40	(0.12)

Less distributions:

From net investment income	(0.11)	(0.13)	(0.19)	(0.07)	(0.06)

From net realized gain on investments	(0.37)	(1.07)	(0.45)	(0.32)	(0.55)

Total distributions	(0.48)	(1.20)	(0.64)	(0.39)	(0.61)

Net asset value at end of year	$14.10	$14.16	$14.50	$15.66	$13.65

Total investment return (b)	2.97%	7.14%	(3.60%)	17.91%	(0.81%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.81%	0.76%	0.14%	0.25%	0.36%

Net expenses (c)	1.30%	1.30%	1.27%	1.30%	1.30%

Expenses (before waiver/reimbursement) (c)	1.42%	1.42%	1.36%	1.31%	1.30%

Portfolio turnover rate	47%	42%	47%	32%	32%

Net assets at end of year (in 000’s)	$31,564	$36,721	$47,590	$55,873	$51,005

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

50	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020	2019	2018	2017	2016

Net asset value at beginning of year	$14.58	$14.94	$16.14	$14.05	$14.80

Net investment income (loss) (a)	0.31	0.25	0.21	0.21	0.21

Net realized and unrealized gain (loss) on investments	0.30	0.78	(0.56)	2.43	(0.17)

Total from investment operations	0.61	1.03	(0.35)	2.64	0.04

Less distributions:

From net investment income	(0.30)	(0.32)	(0.40)	(0.23)	(0.24)

From net realized gain on investments	(0.37)	(1.07)	(0.45)	(0.32)	(0.55)

Total distributions	(0.67)	(1.39)	(0.85)	(0.55)	(0.79)

Net asset value at end of year	$14.52	$14.58	$14.94	$16.14	$14.05

Total investment return (b)	4.16%	8.40%	(2.48%)	19.35%	0.41%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.18%	1.74%	1.32%	1.40%	1.54%

Net expenses (c)	0.11%	0.13%	0.10%	0.11%	0.11%

Portfolio turnover rate	47%	42%	47%	32%	32%

Net assets at end of year (in 000’s)	$8,063	$11,037	$8,129	$8,435	$6,976

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	Year ended October 31, 2020	June 14, 2019^ through October 31, 2019

Net asset value at beginning of period	$14.58	$13.99

Net investment income (loss) (a)	0.25	0.05

Net realized and unrealized gain (loss) on investments	0.34	0.54

Total from investment operations	0.59	0.59

Less distributions:

From net investment income	(0.29)	—

From net realized gain on investments	(0.37)	—

Total distributions	(0.66)	—

Net asset value at end of period	$14.51	$14.58

Total investment return (b)	4.02%	4.22%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.74%	0.95	%††

Net expenses (c)	0.21%	0.23	%††

Portfolio turnover rate	47%	42%

Net assets at end of period (in 000’s)	$32	$25

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	51

Financial Highlights selected per share data and ratios

Class R2	Year ended October 31, 2020	June 14, 2019^ through October 31, 2019

Net asset value at beginning of period	$14.40	$13.82

Net investment income (loss) (a)	0.25	0.04

Net realized and unrealized gain (loss) on investments	0.29	0.54

Total from investment operations	0.54	0.58

Less distributions:

From net investment income	(0.25)	—

From net realized gain on investments	(0.37)	—

Total distributions	(0.62)	—

Net asset value at end of period	$14.32	$14.40

Total investment return (b)	3.75%	4.20%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.79%	0.68	%††

Net expenses (c)	0.47%	0.49	%††

Portfolio turnover rate	47%	42%

Net assets at end of period (in 000’s)	$89	$130

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,				February 29, 2016^ through October 31,

Class R3	2020	2019	2018	2017	2016

Net asset value at beginning of period	$14.33	$14.68	$15.90	$13.87	$12.58

Net investment income (loss) (a)	0.20	0.12	0.06	0.03	0.04

Net realized and unrealized gain (loss) on investments	0.31	0.83	(0.49)	2.48	1.25

Total from investment operations	0.51	0.95	(0.43)	2.51	1.29

Less distributions:

From net investment income	(0.23)	(0.23)	(0.34)	(0.16)	—

From net realized gain on investments	(0.37)	(1.07)	(0.45)	(0.32)	—

Total distributions	(0.60)	(1.30)	(0.79)	(0.48)	—

Net asset value at end of period	$14.24	$14.33	$14.68	$15.90	$13.87

Total investment return (b)	3.53%	7.81%	(3.04%)	18.58%	10.25%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.43%	0.90%	0.38%	0.21%	0.39	%††

Net expenses (c)	0.72%	0.73%	0.70%	0.70%	0.71	%††

Portfolio turnover rate	47%	42%	47%	32%	32%

Net assets at end of period (in 000’s)	$1,084	$1,262	$449	$185	$43

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

52	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

SIMPLE Class	August 31, 2020^ through October 31, 2020

Net asset value at beginning of period *	$15.03

Net investment income (loss) (a)	0.02

Net realized and unrealized gain (loss) on investments	(0.72)

Total from investment operations	(0.70)

Net asset value at end of year	$14.33

Total investment return (b)	(4.66%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	0.80%

Net expenses (c)††	0.80%

Expenses (before waiver/reimbursement) (c) ††	0.95%

Portfolio turnover rate	47%

Net assets at end of period (in 000’s)	$180

^	Inception date.
††	Annualized.
*	Based on the net asset value of Investor Class as of August 31, 2020.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	53

MainStay Equity Allocation Fund (Formerly known as MainStay Growth Allocation Fund)

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	0.59 3.70%	4.64 5.83%	7.43 8.04%	1.24 1.24%
Investor Class Shares[3,4]	Maximum 2.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	0.44 3.55	4.48 5.67	7.27 7.88	1.53 1.53
Class B Shares[5]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	–2.12 2.80	4.58 4.90	7.10 7.10	2.28 2.28
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	1.81 2.79	4.87 4.87	7.09 7.09	2.28 2.28
Class I Shares	No Sales Charge		4/4/2005	4.02	6.10	8.33	0.99
Class R3 Shares	No Sales Charge		2/29/2016	3.30	8.52	N/A	1.59
SIMPLE Class Shares	No Sales Charge		8/31/2020	–5.48	N/A	N/A	1.78

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 3.0%, which is reflected in the average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

54	MainStay Equity Allocation Fund

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[6]	9.71%	11.71%	13.01%
MSCI EAFE® Index[7]	–6.86	2.85	3.82
Equity Allocation Composite Index[8]	5.37	9.48	10.84
Morningstar Allocation – 85%+ Equity Category Average[9]	2.47	6.84	8.40

6.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Fund has selected the Equity Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Equity Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Prior to February 28, 2014, the Equity Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.

The Morningstar Allocation – 85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

55

Cost in Dollars of a $1,000 Investment in MainStay Equity Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,135.20	$2.20	$1,023.08	$2.08	0.41%

Investor Class Shares	$1,000.00	$1,134.60	$2.95	$1,022.37	$2.80	0.55%

Class B Shares	$1,000.00	$1,130.30	$6.96	$1,018.60	$6.60	1.30%

Class C Shares	$1,000.00	$1,130.10	$6.96	$1,018.60	$6.60	1.30%

Class I Shares	$1,000.00	$1,136.50	$0.86	$1,024.33	$0.81	0.16%

Class R3 Shares	$1,000.00	$1,133.00	$4.07	$1,021.32	$3.86	0.76%

SIMPLE Class Shares[3,4]	$1,000.00	$945.20	$1.30	$1,007.00	$1.34	0.80%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period) and 61 days for SIMPLE Class shares (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was August 31, 2020.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2020. Had these shares been offered for the full six-month period ended October 31, 2020, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.06 for SIMPLE Class shares and the ending account value would have been $1,021.11 for SIMPLE Class shares.

56	MainStay Equity Allocation Fund

Investment Objectives of Underlying Funds as of October 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 60 for specific holdings within these categories. The Fund’s holdings are subject to change.

57

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Equity Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay Equity Allocation Fund returned 4.02%, underperforming the 9.71% return of the Fund’s primary benchmark, the S&P 500® Index, and outperforming the –6.86% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the 5.37% return of the Equity Allocation Composite Index, which is an additional benchmark of the Fund, and outperformed the 2.47% return of the Morningstar Allocation—85%+ Equity Category Average.1

Were there any changes to the Fund during the reporting period?

Effective July 31, 2020, the Fund was renamed MainStay Equity Allocation Fund and the Fund’s principal investment strategies and investment policies were modified. For more information about these changes, refer to the supplement dated June 25, 2020.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities and international equities, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks.

Three main factors affected the Fund’s performance relative to its primary and secondary benchmarks during the reporting period. First, the Fund is more diversified than its primary benchmark, the S&P 500® Index, which consists only of large-cap U.S. stocks. During the reporting period, the Fund’s out-of-benchmark investments, including international and small-cap stocks, detracted from the Fund’s relative performance. Second, the Fund’s asset class policy, discussed in detail below, had a slight but negative impact on performance. Third, the performance of the Underlying Funds versus their respective benchmarks is always an important determinant of relative return. During the reporting period, the performance of the Underlying Funds in which the Fund invested materially detracted from relative returns. While a few of the Underlying Funds performed well, the majority underperformed their respective benchmarks.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

Total return swaps were used to express most of the Fund’s asset class policy biases. As such, the swaps can be seen as having had little impact on active returns during the reporting period. However, these contracts were also used to curb larger systematic risks observable within the pool of Underlying Funds. In this respect, derivatives enhanced the Fund’s returns to a moderate degree by helping restrain exposure to the underperforming value risk factor.

How did you allocate the Fund’s assets during the reporting period and why?

Allocations shifted frequently at the margin, but were broadly stable throughout the reporting period. The Fund’s general allocation theme was one of risk aversion. That stance was unhelpful in late 2019 and early 2020 as stock prices rose on easing trade tensions and U.S. Federal Reserve (“Fed”) support of funding markets, but was well rewarded through the pandemic-related market turmoil that followed, only to again become a drag on results as the economy reopened and the market rallied to new highs. The degree to which the Fund held cash rather than being fully invested varied across time with little net effect. The Fund held significantly underweight exposure to equities in late February 2020 as prices began to slide; stock purchases were made in March at reduced prices, lessening the underweight; and the Fund trimmed equity exposure again as markets rallied in April and May. Spells of market weakness late in the reporting period provided opportunities to increase the Fund’s equity exposure a bit more, moving closer to neutral.

Positioning within asset classes had greater effect on the Fund’s performance than management of the overall stock/cash blend. Two principal positions stood out. The most notable was a preference for value over growth. This stance was predicated on our belief that those two classifications of stocks may have been mispriced relative to one another. Specifically, we thought growth-oriented issues looked relatively expensive after three years of strong returns, and were concerned that growing regulatory oversight of the information technology sector could lead to earnings disappointment in the future. However, the work-from-home, play-at-home culture that came with mandated lockdowns proved a boon for many growth funds, detracting from Fund performance. The other position, this one

1.	See page 54 for other share class returns, which may be higher or lower than Class I share returns. See page 55 for more information on benchmark and peer group returns.

58	MainStay Equity Allocation Fund

a tailwind, was the Fund’s decisive tilt toward large-cap stocks over stocks of smaller firms. Smaller businesses that lacked a substantial balance sheet to fall back on, that were more vulnerable to credit pressures, and that suffered from weak profit margins even before the pandemic, generally experienced comparatively poor stock performance during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

Two recently launched Underlying Funds became significant holdings within the Fund during the reporting period: IQ Candriam ESG U.S. Equity ETF and IQ Candriam ESG International Equity ETF. Both offered low-cost, low-tracking-error exposure to core market segments in addition to introducing a sustainability element to the Fund. Another holding in which the Fund significantly increased the size of its position was IQ 500 International ETF.

In addition to Fund launches, there was also a Fund closure. The Fund shifted its holdings in MainStay MacKay Emerging Markets Equity Fund into MainStay Candriam Emerging Markets Equity Fund when the former was liquidated. The Fund also reduced or exited its positions in several Underlying Funds during the reporting period. The largest holding to be closed was in MainStay MacKay U.S. Equity Opportunities Fund with the proceeds redirected to MainStay MacKay S&P 500 Index Fund, thereby reducing the Fund’s exposure to quantitatively driven investment strategies. The same shift away from quantitative strategies informed the Fund’s partial sale of holdings in MainStay MacKay Common Stock Fund and MainStay MacKay Growth Fund. Other entirely closed positions included IQ Global Resources ETF and MainStay Epoch Capital Growth Fund.

New to the Fund and not already mentioned above was a position in VanEck Vectors Gold Miners ETF, reflecting our belief that gold was likely to do well in the prevailing environment of accommodative monetary and potentially expansive fiscal support, thereby rendering gold extraction all the more profitable.

During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?

The Underlying Equity Funds in which the Fund was invested for the entire reporting period that generated the highest total returns were MainStay Winslow Large Cap Growth Fund, MainStay MacKay Growth Fund and MainStay Candriam Emerging Market Equity Fund. Underlying Equity Funds with the lowest total returns included IQ Chaikin U.S. Small Cap ETF, IQ 500 International ETF and MainStay MacKay International Opportunities Fund.

Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

The positions that made the strongest positive contributions to performance during the reporting period were MainStay Winslow Large Cap Growth Fund, MainStay MacKay Growth Fund and MainStay MacKay S&P 500 Index Fund. (Contributions take weightings and total returns into account.) Underlying Equity Funds that detracted from performance disproportionately included IQ 500 International ETF, MainStay Epoch U.S. Equity Yield Fund and MainStay MacKay International Opportunities Fund.

How was the Fund positioned at the end of the reporting period?

As the reporting period wound down with the election looming, fiscal support on hold, and the rate of new COVID-19 infections accelerating, the Fund maintained a modestly defensive posture. As of October 31, 2020, the Fund held slightly underweight exposure to equities by carrying a cash balance rather than being fully invested, leaned toward large-cap stocks over smaller companies, tilted in favor of developed markets over emerging markets and held a small position in gold miners. We believe this stance positions the Fund to weather potential market volatility and opens a possible opportunity to move more aggressively back into stocks should market conditions appear favorable. Should another fiscal support package come into sight and a clear timeline for the distribution of an effective vaccine emerge, we anticipate rotating some of the Fund’s assets into Underlying Funds focused on smaller and more cyclical names.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

59

Portfolio of Investments October 31, 2020

	Shares	Value
Affiliated Investment Companies 96.7%†
Equity Funds 96.7%
IQ 50 Percent Hedged FTSE International ETF	359,918	$6,906,826
IQ 500 International ETF (a)	724,810	17,072,030
IQ Candriam ESG International Equity ETF (a)	255,838	5,868,617
IQ Candriam ESG U.S. Equity ETF (a)	831,258	23,266,745
IQ Chaikin U.S. Large Cap ETF (a)	830,769	20,432,514
IQ Chaikin U.S. Small Cap ETF (a)	554,948	12,547,374
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,035,029	21,795,156
MainStay Epoch Capital Growth Fund Class I	9,314	134,767
MainStay Epoch International Choice Fund Class I (a)	427,336	14,396,962
MainStay Epoch U.S. All Cap Fund Class R6 (a)	972,658	25,337,747
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	1,781,175	26,931,360
MainStay MacKay Common Stock Fund Class I	51,606	1,294,785
MainStay MacKay Growth Fund Class I (a)	508,597	22,235,874
MainStay MacKay International Equity Fund Class R6 (a)	721,851	13,318,158
MainStay MacKay International Opportunities Fund Class I (a)	2,264,389	14,605,311
MainStay MacKay S&P 500 Index Fund Class I (a)	867,583	40,481,443

	Shares	Value
Equity Funds (continued)
MainStay MacKay Small Cap Core Fund Class I (a)	1,055,771	$24,705,039
MainStay MAP Equity Fund Class I (a)	750,607	30,767,388
MainStay Winslow Large Cap Growth Fund Class R6	3,195,779	39,595,701

Total Affiliated Investment Companies (Cost $315,062,643)		361,693,797

Short-Term Investment 3.2%
Affiliated Investment Company 3.2%
MainStay U.S. Government Liquidity Fund, 0.02% (b)	11,904,623	11,904,623

Total Short-Term Investment (Cost $11,904,623)		11,904,623

Total Investments (Cost $326,967,266)	99.9%	373,598,420
Other Assets, Less Liabilities	0.1	218,669
Net Assets	100.0%	$373,817,089

†	Percentages indicated are based on Fund net assets.

(a)	As of October 31, 2020, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Current yield as of October 31, 2020.

Swap Contracts

Open OTC total return equity swap contracts as of October 31, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Citigroup	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/01/2020	Monthly	7,425	$—
Citigroup	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA minus 0.65%	12/01/2020	Monthly	(7,781)	—
Citigroup	iShares MSCI USA Quality Factor ETF	1 month LIBOR BBA minus 0.40%	12/01/2020	Monthly	(1,338)	—
Citigroup	Russell 1000 growth Total Return	1 month LIBOR BBA minus 0.04%	8/05/2021	Monthly	(185)	—
Citigroup	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.20%	12/07/2020	Monthly	15,053	—
Citigroup	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.45%	12/07/2020	Monthly	(5,011)	—
Citigroup	Russell 2000 Value Index Total Return	1 month LIBOR BBA plus 0.24%	12/02/2021	Monthly	1,888	—
Citigroup	Russell Midcap Index Total Return	1 month LIBOR BBA plus 0.24%	12/07/2020	Monthly	2,769	—
Citigroup	S&P 500 Information Technology	1 month LIBOR BBA minus 0.05%	9/13/2021	Monthly	(8,524)	—
Citigroup	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/01/2020	Monthly	5,850	—

						$—

1	As of October 31, 2020, cash in the amount of $900,000 was pledged from brokers for OTC swap contracts.

2	Fund pays the floating rate and receives the total return of the reference entity.

3	Reflects the value at reset date as of October 31, 2020.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

60	MainStay Equity Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$361,693,797	$—	$—	$361,693,797
Short-Term Investment	11,904,623	—	—	11,904,623

Total Investments in Securities	$373,598,420	$—	$—	$373,598,420

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in affiliated investment companies, at value (identified cost $326,967,266)	$373,598,420
Cash collateral on deposit at broker for swap contracts	900,000
Receivables:
Fund shares sold	222,687
Manager (See Note 3)	18,571
Dividends and Interest	535
Other assets	44,006

Total assets	374,784,219

Liabilities
Payables:
Fund shares redeemed	521,813
Investment securities purchased	144,528
Transfer agent (See Note 3)	112,262
NYLIFE Distributors (See Note 3)	106,143
Shareholder communication	39,061
Dividends and interest on OTC swaps contracts	17,256
Professional fees	16,581
Custodian	6,192
Trustees	499
Accrued expenses	2,795

Total liabilities	967,130

Net assets	$373,817,089

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,238
Additional paid-in capital	312,727,077

312,752,315
Total distributable earnings (loss)	61,064,774

Net assets	$373,817,089

Class A
Net assets applicable to outstanding shares	$258,742,624

Shares of beneficial interest outstanding	17,416,628

Net asset value per share outstanding	$14.86
Maximum sales charge (3.00% of offering price)	0.46

Maximum offering price per share outstanding	$15.32

Investor Class
Net assets applicable to outstanding shares	$73,492,325

Shares of beneficial interest outstanding	4,953,079

Net asset value per share outstanding	$14.84
Maximum sales charge (2.50% of offering price)	0.38

Maximum offering price per share outstanding	$15.22

Class B
Net assets applicable to outstanding shares	$19,650,834

Shares of beneficial interest outstanding	1,364,871

Net asset value and offering price per share outstanding	$14.40

Class C
Net assets applicable to outstanding shares	$15,805,030

Shares of beneficial interest outstanding	1,095,898

Net asset value and offering price per share outstanding	$14.42

Class I
Net assets applicable to outstanding shares	$4,727,462

Shares of beneficial interest outstanding	312,137

Net asset value and offering price per share outstanding	$15.15

Class R3
Net assets applicable to outstanding shares	$1,375,102

Shares of beneficial interest outstanding	93,293

Net asset value and offering price per share outstanding	$14.74

SIMPLE Class
Net assets applicable to outstanding shares	$23,712

Shares of beneficial interest outstanding	1,598

Net asset value and offering price per share outstanding	$14.84

62	MainStay Equity Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$6,371,811
Interest	2,100
Other	62

Total income	6,373,973

Expenses
Distribution/Service—Class A (See Note 3)	628,449
Distribution/Service—Investor Class (See Note 3)	185,716
Distribution/Service—Class B (See Note 3)	223,793
Distribution/Service—Class C (See Note 3)	168,506
Distribution/Service—Class R3 (See Note 3)	6,308
Distribution/Service—SIMPLE Class (See Note 3)	20
Transfer agent (See Note 3)	636,042
Registration	102,889
Professional fees	77,636
Shareholder communication	64,255
Custodian	29,487
Trustees	8,751
Shareholder service (See Note 3)	1,261
Miscellaneous	16,973

Total expenses before waiver/reimbursement	2,150,086
Expense waiver/reimbursement from Manager (See Note 3)	(196,581)

Net expenses	1,953,505

Net investment income (loss)	4,420,468

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Realized capital gain distributions from affiliated investment companies	12,729,908
Affiliated investment company transactions	5,716,849
Swap transactions	1,482,516

Net realized gain (loss)	19,929,273

Net change in unrealized appreciation (depreciation) on:
Affiliated investment companies	(10,632,389)

Net change in unrealized appreciation (depreciation)	(10,632,389)

Net realized and unrealized gain (loss)	9,296,884

Net increase (decrease) in net assets resulting from operations	$13,717,352

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	63

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,420,468	$3,409,283
Net realized gain (loss)	19,929,273	19,200,288
Net change in unrealized appreciation (depreciation)	(10,632,389)	7,742,000

Net increase (decrease) in net assets resulting from operations	13,717,352	30,351,571

Distributions to shareholders:
Class A	(13,636,883)	(23,980,405)
Investor Class	(3,741,832)	(6,830,497)
Class B	(1,118,722)	(2,920,089)
Class C	(810,025)	(2,209,986)
Class I	(256,613)	(630,436)
Class R3	(56,607)	(55,710)

Total distributions to shareholders	(19,620,682)	(36,627,123)

Capital share transactions:
Net proceeds from sale of shares	48,229,460	148,996,627
Net asset value of shares issued in connection with the acquisition of MainStay Retirement 2060 Fund	—	1,894,586
Net asset value of shares issued to shareholders in reinvestment of distributions	19,507,022	36,420,849
Cost of shares redeemed	(62,267,515)	(172,814,310)

Increase (decrease) in net assets derived from capital share transactions	5,468,967	14,497,752

Net increase (decrease) in net assets	(434,363)	8,222,200

Net Assets
Beginning of year	374,251,452	366,029,252

End of year	$373,817,089	$374,251,452

64	MainStay Equity Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020	2019	2018	2017	2016

Net asset value at beginning of year	$15.10	$15.60	$17.01	$14.37	$15.36

Net investment income (loss) (a)	0.19	0.15	0.12	0.12	0.10

Net realized and unrealized gain (loss) on investments	0.38	0.93	(0.59)	3.08	(0.28)

Total from investment operations	0.57	1.08	(0.47)	3.20	(0.18)

Less distributions:

From net investment income	(0.28)	(0.18)	(0.36)	(0.13)	(0.15)

From net realized gain on investments	(0.53)	(1.40)	(0.58)	(0.43)	(0.66)

Total distributions	(0.81)	(1.58)	(0.94)	(0.56)	(0.81)

Net asset value at end of year	$14.86	$15.10	$15.60	$17.01	$14.37

Total investment return (b)	3.70%	8.72%	(3.15%)	22.91%	(1.07%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.29%	1.06%	0.69%	0.73%	0.73%

Net expenses (c)	0.41%	0.43%	0.38%	0.40%	0.41%

Portfolio turnover rate	36%	35%	48%	30%	25%

Net assets at end of year (in 000’s)	$258,743	$248,068	$236,201	$242,172	$128,723

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Investor Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$15.08	$15.58	$16.98	$14.34	$15.33

Net investment income (loss) (a)	0.17	0.13	0.09	0.09	0.08

Net realized and unrealized gain (loss) on investments	0.38	0.93	(0.59)	3.09	(0.28)

Total from investment operations	0.55	1.06	(0.50)	3.18	(0.20)

Less distributions:

From net investment income	(0.26)	(0.16)	(0.32)	(0.11)	(0.13)

From net realized gain on investments	(0.53)	(1.40)	(0.58)	(0.43)	(0.66)

Total distributions	(0.79)	(1.56)	(0.90)	(0.54)	(0.79)

Net asset value at end of year	$14.84	$15.08	$15.58	$16.98	$14.34

Total investment return (b)	3.55%	8.52%	(3.34%)	22.80%	(1.23%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.18%	0.89%	0.56%	0.61%	0.57%

Net expenses (c)	0.55%	0.55%	0.55%	0.55%	0.55%

Expenses (before waiver/reimbursement) (c)	0.72%	0.72%	0.64%	0.59%	0.60%

Portfolio turnover rate	36%	35%	48%	30%	25%

Net assets at end of year (in 000’s)	$73,492	$75,913	$66,924	$71,378	$123,415

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	65

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020	2019	2018	2017	2016

Net asset value at beginning of year	$14.64	$15.13	$16.51	$13.96	$14.92

Net investment income (loss) (a)	0.08	0.04	(0.02)	(0.01)	(0.02)

Net realized and unrealized gain (loss) on investments	0.34	0.89	(0.60)	2.99	(0.27)

Total from investment operations	0.42	0.93	(0.62)	2.98	(0.29)

Less distributions:

From net investment income	(0.13)	(0.02)	(0.18)	(0.00)‡	(0.01)

From net realized gain on investments	(0.53)	(1.40)	(0.58)	(0.43)	(0.66)

Total distributions	(0.66)	(1.42)	(0.76)	(0.43)	(0.67)

Net asset value at end of year	$14.40	$14.64	$15.13	$16.51	$13.96

Total investment return (b)	2.80%	7.73%	(4.09%)	21.85%	(1.88%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.55%	0.28%	(0.13%)	(0.05%)	(0.13%)

Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%

Expenses (before waiver/reimbursement) (c)	1.47%	1.47%	1.39%	1.35%	1.35%

Portfolio turnover rate	36%	35%	48%	30%	25%

Net assets at end of year (in 000’s)	$19,651	$25,905	$32,586	$43,643	$45,733

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class C	2020	2019	2018	2017	2016

Net asset value at beginning of year	$14.66	$15.15	$16.53	$13.97	$14.94

Net investment income (loss) (a)	0.07	0.05	(0.03)	(0.02)	(0.02)

Net realized and unrealized gain (loss) on investments	0.35	0.88	(0.59)	3.01	(0.28)

Total from investment operations	0.42	0.93	(0.62)	2.99	(0.30)

Less distributions:

From net investment income	(0.13)	(0.02)	(0.18)	(0.00)‡	(0.01)

From net realized gain on investments	(0.53)	(1.40)	(0.58)	(0.43)	(0.66)

Total distributions	(0.66)	(1.42)	(0.76)	(0.43)	(0.67)

Net asset value at end of year	$14.42	$14.66	$15.15	$16.53	$13.97

Total investment return (b)	2.79%	7.72%	(4.08%)	21.90%	(2.02%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.49%	0.33%	(0.16%)	(0.15%)	(0.16%)

Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%

Expenses (before waiver/reimbursement) (c)	1.47%	1.47%	1.39%	1.35%	1.35%

Portfolio turnover rate	36%	35%	48%	30%	25%

Net assets at end of year (in 000’s)	$15,805	$18,411	$23,998	$29,233	$24,268

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

66	MainStay Equity Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020	2019	2018	2017	2016

Net asset value at beginning of year	$15.37	$15.86	$17.29	$14.59	$15.58

Net investment income (loss) (a)	0.24	0.21	0.16	0.15	0.13

Net realized and unrealized gain (loss) on investments	0.39	0.93	(0.61)	3.15	(0.27)

Total from investment operations	0.63	1.14	(0.45)	3.30	(0.14)

Less distributions:

From net investment income	(0.32)	(0.23)	(0.40)	(0.17)	(0.19)

From net realized gain on investments	(0.53)	(1.40)	(0.58)	(0.43)	(0.66)

Total distributions	(0.85)	(1.63)	(0.98)	(0.60)	(0.85)

Net asset value at end of year	$15.15	$15.37	$15.86	$17.29	$14.59

Total investment return (b)	4.02%	8.97%	(2.98%)	23.27%	(0.79%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.60%	1.40%	0.96%	0.95%	0.94%

Net expenses (c)	0.16%	0.16%	0.13%	0.15%	0.16%

Portfolio turnover rate	36%	35%	48%	30%	25%

Net assets at end of year (in 000’s)	$4,727	$4,894	$5,915	$6,751	$4,593

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,				February 29, 2016^ through October 31, 2016
Class R3	2020	2019	2018	2017

Net asset value at beginning of period	$15.00	$15.51	$16.96	$14.34	$12.94

Net investment income (loss) (a)	0.11	0.06	0.00 ‡	0.01	(0.03)

Net realized and unrealized gain (loss) on investments	0.40	0.97	(0.53)	3.13	1.43

Total from investment operations	0.51	1.03	(0.53)	3.14	1.40

Less distributions:

From net investment income	(0.24)	(0.14)	(0.34)	(0.09)	—

From net realized gain on investments	(0.53)	(1.40)	(0.58)	(0.43)	—

Total distributions	(0.77)	(1.54)	(0.92)	(0.52)	—

Net asset value at end of period	$14.74	$15.00	$15.51	$16.96	$14.34

Total investment return (b)	3.30%	8.34%	(3.51%)	22.46%	10.82%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.78%	0.40%	0.01%	0.06%	(0.29	%)††

Net expenses (c)	0.76%	0.77%	0.73%	0.73%	0.75	% ††

Expenses (before reimbursement/waiver) (c)	0.76%	0.77%	0.73%	0.73%	0.76	% ††

Portfolio turnover rate	36%	35%	48%	30%	25%

Net assets at end of period (in 000’s)	$1,375	$1,060	$405	$204	$28

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	67

Financial Highlights selected per share data and ratios

SIMPLE Class	August 31, 2020^ through October 31, 2020

Net asset value at beginning of period *	$15.70

Net investment income (loss) (a)	(0.01)

Net realized and unrealized gain (loss) on investments	(0.85)

Total from investment operations	(0.86)

Net asset value at end of period	$14.84

Total investment return (b)	(5.48%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	(0.27%)

Net expenses (c)††	0.80%

Expenses (before waiver/reimbursement) (c)††	0.97%

Portfolio turnover rate	36%

Net assets at end of period (in 000’s)	$24

^	Inception date.
††	Annualized.
*	Based on the net asset value of Investor Class as of August 31, 2020.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

68	MainStay Equity Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund (formerly known as MainStay Moderate Growth Allocation Fund) and MainStay Equity Allocation Fund (formerly known as MainStay Growth Allocation Fund) (collectively referred to as the “Allocation Funds” and each individually referred to as an “Allocation Fund”). Each is a “diversified company,” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The following table lists each Allocation Funds shares that have been registered and commenced operations:

Fund	Share Classes Commenced Operations[1]

MainStay Conservative Allocation Fund[2]	Class A, Investor Class, Class B, Class C, Class I, Class R2, and Class R3 and SIMPLE Class
MainStay Moderate Allocation Fund[2]	Class A, Investor Class, Class B, Class C, Class I, Class R2, Class R3 and SIMPLE Class
MainStay Growth Allocation Fund	Class A, Investor Class, Class B, Class C, Class I, Class R1, Class R2, Class R3 and SIMPLE Class
MainStay Equity Allocation Fund[2,3]	Class A, Investor Class, Class B, Class C, Class I, Class R3 and SIMPLE Class

1.	For each Allocation Fund, Class R6 shares were registered for sale effective as of February 28, 2020, but as of October 31, 2020 were not yet offered for sale.

2.

For the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund and MainStay Equity Allocation, Class R1 shares were registered for sale as of February 28, 2019, but as of October 31, 2020 were not yet offered for sale.

3.	For the MainStay Equity Allocation Fund, Class R2 shares were registered for sale effective February 28, 2019, but as of October 31, 2020 were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of an Allocation Fund may be converted to one or more other share classes of the Allocation Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The investment objective for each of the Allocation Funds is as follows:

The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.

The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Equity Allocation Fund seeks long-term growth of capital.

The Allocation Funds are “funds-of-funds” that seek to achieve their investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (the “Underlying Funds”). The MainStay Equity Allocation Fund invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in Underlying Equity Funds.

Note 2–Significant Accounting Policies

The Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States

69

Notes to Financial Statements (continued)

of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of each Allocation Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Funds’ assets and liabilities) rests with New York Life Investments. To assess the appropriateness of security valuations, the Manager or the Allocation Funds’ third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Funds. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Allocation Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each Allocation Fund’s assets and liabilities as of October 31, 2020, is included at the end of each Allocation Fund’s Portfolio of Investments.

Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day. Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Underlying Fund’s manager, in consultation with the Underlying Fund’s subadvisor(s), if any.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Allocation Funds will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as

70	MainStay Asset Allocation Funds

amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Fund within the allowable time limits.

The Manager evaluates each Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds’ financial statements. The Allocation Funds’ federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund and MainStay Equity Allocation Fund each intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. The MainStay Conservative Allocation Fund intends to declare and dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the respective Allocation Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Fund may vary. Shares of the Underlying Funds are subject to management fees and other fees that may cause the costs of investing in Underlying Funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of the Underlying Funds are not included in the amounts shown in each Allocation Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(G)  Repurchase Agreements.  The Allocation Funds may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Allocation Funds may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Allocation Fund to the counterparty secured by the securities transferred to the respective Allocation Fund.

Repurchase agreements are subject to counterparty risk, meaning an Allocation Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Allocation Funds mitigate this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Allocation Funds’ custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Allocation Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the respective Allocation Fund. As of October 31, 2020, the Allocation Funds did not hold any repurchase agreements.

(H)  LIBOR Replacement Risk.  The Allocation Funds may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate

71

Notes to Financial Statements (continued)

(“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. Management is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Allocation Funds’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Allocation Funds’ performance. Accordingly, the potential effect of a transition away from LIBOR on the Fund or the debt securities or other instruments based on LIBOR in which the Fund invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(I)  Swap Contracts.  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Allocation Funds enter into a “long” equity swap, the counterparty may agree to pay the Allocation Funds the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Allocation Funds will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Allocation Funds return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Allocation Funds on the notional amount. Alternatively, when the Allocation Funds enter into a “short” equity swap, the counterparty will generally agree to pay the Allocation Funds the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Allocation Funds sold a particular referenced security or securities short, less the dividend expense that the Allocation Funds would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Allocation Funds will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Allocation Funds are contractually obligated to make. If the other party to an equity swap defaults, the Allocation Funds risk of loss consists of the net amount of payments that the Allocation Funds are contractually entitled to receive, if any. The Allocation Funds will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Allocation Funds current obligations. The Allocation Funds and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Allocation Funds borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Allocation Funds may engage in total return swaps to gain exposure to securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Allocation Funds may suffer a loss, which may be substantial. As of October 31, 2020, open swap agreements are shown in the Portfolio of Investments.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Allocation Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Allocation Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Allocation Funds’ financial positions, performance and cash flows. The Allocation Funds entered into total return swap contracts to seek to enhance returns or reduce the risk of loss by hedging certain of the Allocation Portfolios’ holdings. These derivatives are not accounted for as hedging instruments.

MainStay Conservative Allocation Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

Net Realized Gain (Loss) from:

	Equity Contracts Risk	Total

Swap Contracts	$(631,443)	$(631,443)

Total Net Realized Gain (Loss)	$(631,443)	$(631,443)

72	MainStay Asset Allocation Funds

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$29,471,315	$29,471,315
Swap Contracts Short	$(19,363,571)	$(19,363,571)

MainStay Moderate Allocation Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

Net Realized Gain (Loss) from:

	Equity Contracts Risk	Total

Swap Contracts	$524,868	$524,868

Total Net Realized Gain (Loss)	$524,868	$524,868

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$48,413,869	$48,413,869
Swap Contracts Short	$(31,983,213)	$(31,983,213)

MainStay Growth Allocation Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

Net Realized Gain (Loss) from:

	Equity Contracts Risk	Total

Swap Contracts	$(593,615)	$(593,615)

Total Net Realized Gain (Loss)	$(593,615)	$(593,615)

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$46,842,443	$46,842,443
Swap Contracts Short	$(31,187,748)	$(31,187,748)

MainStay Equity Allocation Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

Net Realized Gain (Loss) from:

	Equity Contracts Risk	Total

Swap Contracts	$1,482,516	$1,482,516

Total Net Realized Gain (Loss)	$1,482,516	$1,482,516

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$17,059,304	$17,059,304
Swap Contracts Short	$(15,881,542)	$(15,881,542)

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Allocation Funds.

The Allocation Funds do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Portfolios/Funds in which the Allocation Funds invest.

73

Notes to Financial Statements (continued)

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets for each class offered for sale:

Fund	Class A	Investor Class	Class B	Class C	Class I	Class R1	Class R2	Class R3	SIMPLE Class

MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%	0.35%	0.60%	0.85%	0.80%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.60	0.85	0.80
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.60	0.85	0.80
MainStay Equity Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.60	0.85	0.80

This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2020, New York Life Investments waived its fees and/or reimbursed expenses of the Allocation Funds as follows:

Fund	Total

MainStay Conservative Allocation Fund	$57,898
MainStay Moderate Allocation Fund	189,581
MainStay Growth Allocation Fund	252,200
MainStay Equity Allocation Fund	196,581

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments (See Note 13 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds’ administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Funds. The Allocation Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Funds.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75%

of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plan, Class R3 and SIMPLE Class shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

(C)  Sales Charges.  The Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, as follows:

MainStay Conservative Allocation Fund

Class A	$40,610
Investor Class	20,514

MainStay Moderate Allocation Fund

Class A	$66,999
Investor Class	62,732

MainStay Growth Allocation Fund

Class A	$67,205
Investor Class	64,827

MainStay Equity Allocation Fund

Class A	$35,609
Investor Class	41,750

74	MainStay Asset Allocation Funds

The Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2020, were as follows:

MainStay Conservative Allocation Fund
Class A	$3,085
Class B	8,619
Class C	3,842

MainStay Moderate Allocation Fund
Class A	$5,343
Investor Class	22
Class B	21,550
Class C	3,998

MainStay Growth Allocation Fund
Class A	$1,330
Class B	36,474
Class C	1,982

MainStay Equity Allocation Fund
Class A	$2,374
Investor Class	4
Class B	12,855
Class C	2,224

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021 for SIMPLE Class shares and February 28, 2021 for all other share classes, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Allocation

Funds and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

MainStay Conservative Allocation Fund
Class	Expense	Waived

Class A	$160,940	$—
Investor Class	123,860	—
Class B	42,423	—
Class C	113,611	—
Class I	3,993	—
Class R2	48	—
Class R3	461	—
SIMPLE Class	12	—

MainStay Moderate Allocation Fund
Class	Expense	Waived

Class A	$278,849	$—
Investor Class	366,496	—
Class B	125,099	—
Class C	138,310	—
Class I	4,628	—
Class R2	70	—
Class R3	469	—
SIMPLE Class	17	—

MainStay Growth Allocation Fund
Class	Expense	Waived

Class A	$303,414	$—
Investor Class	486,686	—
Class B	137,098	—
Class C	122,286	—
Class I	4,848	—
Class R1	16	—
Class R2	54	—
Class R3	685	—
SIMPLE Class	28	—

MainStay Equity Allocation Fund
Class	Expense	Waived

Class A	$186,228	$—
Investor Class	291,938	—
Class B	87,521	—
Class C	66,017	—
Class I	3,386	—
Class R3	936	—
SIMPLE Class	16	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds

75

Notes to Financial Statements (continued)

have implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

MainStay Conservative Allocation Fund

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income		Other Distributions		Shares End of Year

IQ 50 Percent Hedged FTSE International ETF	$9,330	$630	$(273)	$9	$(752)	$8,944	$190		$—		466
IQ 500 International ETF	1,176	8,436	(479)	(61)	(1,459)	7,613	151		—		323
IQ Candriam ESG International Equity ETF	—	6,911	(54)	1	719	7,577	65		—		330
IQ Candriam ESG U.S. Equity ETF	—	13,073	(50)	0 (a)	300	13,323	38		—		476
IQ Chaikin U.S. Large Cap ETF	9,302	2,860	(2,534)	(66)	(164)	9,398	190		—		382
IQ Chaikin U.S. Small Cap ETF	15,236	3,865	(8,713)	143	(866)	9,665	65		—		427
IQ Enhanced Core Bond U.S. ETF	5,522	—	(5,482)	220	(260)	—	19		—		—
IQ Global Resources ETF	4,033	21	(4,172)	274	(156)	—	72		—		—
IQ S&P High Yield Low Volatility Bond ETF	5,670	4,737	(5,600)	(151)	3	4,659	132		—		188
MainStay Candriam Emerging Markets Equity Fund Class R6	5,308	4,717	(3,752)	(310)	1,236	7,199	118		—		672
MainStay Epoch Capital Growth Fund Class I	4,071	234	(4,505)	1,057	(855)	2	29		192		0	(b)
MainStay Epoch International Choice Fund Class I	6,984	195	(2,232)	2	(325)	4,624	194		—		137
MainStay Epoch U.S. All Cap Fund Class R6	11,000	1,883	(2,363)	(128)	(776)	9,616	75		1,062		369
MainStay Epoch U.S. Equity Yield Fund Class R6	13,985	3,013	(6,196)	(234)	(1,173)	9,395	346		243		621
MainStay Floating Rate Fund Class R6	24,302	1,204	(10,882)	(566)	(53)	14,005	658		—		1,584
MainStay MacKay Common Stock Fund Class I	7,244	722	(7,260)	113	(397)	422	96		350		17
MainStay MacKay Convertible Fund Class I	5,485	151	(5,499)	303	(440)	—	42		95		—
MainStay MacKay Emerging Markets Equity Fund Class R6	5,329	205	(5,724)	788	(598)	—	205		—		—
MainStay MacKay Growth Fund Class I	12,400	2,455	(8,078)	1,753	1,319	9,849	81		371		225
MainStay MacKay High Yield Municipal Bond Fund Class I	8,054	—	(7,756)	—	(298)	—	2		—		—
MainStay MacKay High Yield Municipal Bond Fund Class R6	—	7870	(8,066)	196	—	—	104		0	(a)	—
MainStay MacKay International Equity Fund Class R6	132	4,144	(15)	1	98	4,360	12		50		236
MainStay MacKay International Opportunities Fund Class I	5,065	1,022	(411)	(133)	(863)	4,680	487		—		726
MainStay MacKay S&P 500 Index Fund Class I	2,077	15,176	(1,653)	(114)	3,174	18,660	43		283		400
MainStay MacKay Short Duration High Yield Fund Class I	35,989	11,452	(11,637)	(436)	(1,080)	34,288	1,730		—		3,625
MainStay MacKay Short Term Municipal Fund Class I	4,411	—	(4,406)	28	(33)	—	3		—		—
MainStay MacKay Small Cap Core Fund Class I	15,364	92	(4,173)	68	(1,060)	10,291	69		—		440
MainStay MacKay Total Return Bond Fund Class R6	34,229	197,867	(9,926)	(388)	8,589	230,371	5,246		—		20,297
MainStay MacKay U.S. Equity Opportunities Fund Class I	9,784	1,105	(10,064)	1,215	(2,040)	—	390		714		—
MainStay MacKay U.S. Infrastructure Bond Fund Class I (c)	6,147	—	(6,160)	—	13	—	1		—		—
MainStay MacKay U.S. Infrastructure Bond Fund Class R6 (c)	—	12153	(12,736)	583	—	—	(16	)*	—		—
MainStay MacKay Unconstrained Bond Fund Class R6	3,967	37	(3,912)	9	(101)	—	36		—		—
MainStay MAP Equity Fund Class I	15,247	2,306	(6,385)	592	(1,121)	10,639	140		1,094		260
MainStay Short Term Bond Class I (d)	141,545	204	(140,454)	6,374	(7,669)	—	76		90		—
MainStay U.S. Government Liquidity Fund	10,116	105,841	(106,326)	—	—	9,631	100		—		9,631
MainStay Winslow Large Cap Growth Fund Class R6 (e)	12,824	5,666	(5,417)	549	2,751	16,373	9		1,315		1,321

	$451,328	$420,247	$(423,345)	$11,691	$(4,337)	$455,584	$11,198		$5,859

76	MainStay Asset Allocation Funds

MainStay Moderate Allocation Fund

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income		Other Distributions	Shares End of Year

IQ 50 Percent Hedged FTSE International ETF	$15,546	$74	$(210)	$2	$(1,244)	$14,168	$316		$—	738
IQ 500 International ETF	1,882	21,271	(472)	(60)	(3,693)	18,928	374		—	804
IQ Candriam ESG International Equity ETF	—	12,383	—	—	1,329	13,712	118		—	598
IQ Candriam ESG U.S. Equity ETF	—	26,765	(87)	1	705	27,384	70		—	978
IQ Chaikin U.S. Large Cap ETF	28,035	5,586	(5,198)	43	(713)	27,753	569		—	1,128
IQ Chaikin U.S. Small Cap ETF	23,409	8,694	(8,872)	86	(2,308)	21,009	124		—	929
IQ Enhanced Core Bond U.S. ETF	12,227	—	(12,137)	556	(646)	—	41		—	—
IQ Global Resources ETF	9,998	58	(10,348)	611	(319)	—	179		—	—
IQ S&P High Yield Low Volatility Bond ETF	2,907	7,835	(2,863)	(190)	12	7,701	147		—	310
MainStay Candriam Emerging Markets Equity Fund Class R6	15,196	12,863	(8,091)	(1,487)	4,010	22,491	288		—	2,100
MainStay Epoch Capital Growth Fund Class I	6,950	405	(7,248)	1,715	(1,292)	530	50		329	37
MainStay Epoch International Choice Fund Class I	23,833	714	(7,934)	988	(1,985)	15,616	636		—	464
MainStay Epoch U.S. All Cap Fund Class R6	34,988	4,892	(6,846)	(144)	(3,129)	29,761	239		3,399	1,142
MainStay Epoch U.S. Equity Yield Fund Class R6	47,672	2,611	(16,858)	(196)	(5,237)	27,992	1,061		832	1,851
MainStay Floating Rate Fund Class R6	21,721	501	(17,759)	(414)	(204)	3,845	365		—	435
MainStay MacKay Common Stock Fund Class I	20,375	1,581	(19,700)	(634)	(356)	1,266	272		986	50
MainStay MacKay Convertible Fund Class I	9,594	268	(9,623)	514	(753)	—	74		165	—
MainStay MacKay Emerging Markets Equity Fund Class R6	15,195	495	(16,136)	1,661	(1,215)	—	495		—	—
MainStay MacKay Growth Fund Class I	37,221	3,781	(22,768)	3,827	2,820	24,881	242		1,115	569
MainStay MacKay High Yield Municipal Bond Fund Class I	12,816	—	(12,344)	—	(472)	—	4		—	—
MainStay MacKay High Yield Municipal Bond Fund Class R6	—	12,538	(12,786)	248	—	—	171		1	—
MainStay MacKay International Equity Fund Class R6	3,192	7,492	(3)	0 (a)	377	11,058	42		172	599
MainStay MacKay International Opportunities Fund Class I	17,506	1,758	(488)	(161)	(3,095)	15,520	1,684		—	2,406
MainStay MacKay S&P 500 Index Fund Class I	2,517	39,516	(719)	(39)	6,557	47,832	52		342	1,025
MainStay MacKay Short Duration High Yield Fund Class I	51,223	5,886	(17,963)	(588)	(1,156)	37,402	2,034		—	3,954
MainStay MacKay Short Term Municipal Fund Class I	7,372	—	(7,364)	49	(57)	—	4		—	—
MainStay MacKay Small Cap Core Fund Class I	23,590	1,621	(173)	5	(2,062)	22,981	123		—	982
MainStay MacKay Total Return Bond Fund Class R6	60,946	224,865	(27,887)	(967)	8,719	265,676	5,540		—	23,408
MainStay MacKay U.S. Equity Opportunities Fund Class I	22,306	2,050	(22,437)	3,345	(5,264)	—	724		1,326	—
MainStay MacKay U.S. Infrastructure Bond Fund Class I (c)	12,636	—	(12,672)	—	36	—	0	(a)	—	—
MainStay MacKay U.S. Infrastructure Bond Fund Class R6 (c)	—	20,924	(21,987)	1,063	—	—	(81	)*	—	—
MainStay MacKay Unconstrained Bond Fund Class R6	8,821	80	(8,704)	(2)	(195)	—	79		—	—
MainStay MAP Equity Fund Class I	40,469	6,287	(13,815)	3,094	(4,016)	32,019	372		2,917	781
MainStay Short Term Bond Class I (d)	110,962	376	(110,303)	4,696	(5,731)	—	128		153	—
MainStay U.S. Government Liquidity Fund	15,350	182,182	(183,519)	—	—	14,013	169		—	14,013
MainStay Winslow Large Cap Growth Fund Class R6 (e)	39,680	9,395	(14,312)	1,559	6,836	43,158	29		3,929	3,483

	$756,135	$625,747	$(640,626)	$19,181	$(13,741)	$746,696	$16,734		$15,666

77

Notes to Financial Statements (continued)

MainStay Growth Allocation Fund

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income		Other Distributions		Shares End of Year

IQ 50 Percent Hedged FTSE International ETF	$15,867	$41	$(235)	$11	$(1,277)	$14,407	$322		$—		751
IQ 500 International ETF	8,599	21,179	(561)	(70)	(4,669)	24,478	482		—		1,039
IQ Candriam ESG International Equity ETF	—	12,941	—	—	1,252	14,193	117		—		619
IQ Candriam ESG U.S. Equity ETF	—	29,710	—	—	(240)	29,470	55		—		1,053
IQ Chaikin U.S. Large Cap ETF	35,695	7,031	(5,577)	71	(1,297)	35,923	731		—		1,461
IQ Chaikin U.S. Small Cap ETF	40,245	3,909	(13,634)	(192)	(2,760)	27,568	249		—		1,219
IQ Enhanced Core Bond U.S. ETF	23	—	(23)	1	(1)	—	0	(a)	—		—
IQ Enhanced Core Plus Bond U.S. ETF	2,598	—	(2,578)	100	(120)	—	10		—		—
IQ Global Resources ETF	13,494	45	(13,933)	796	(402)	—	241		—		—
IQ S&P High Yield Low Volatility Bond ETF	2,524	7,884	(2,556)	(157)	9	7,704	140		—		310
MainStay Candriam Emerging Markets Equity Fund Class R6	18,898	18,248	(8,667)	(2,053)	5,297	31,723	401		—		2,962
MainStay Epoch Capital Growth Fund Class I	7,586	424	(7,634)	1,833	(1,192)	1,017	55		357		70
MainStay Epoch International Choice Fund Class I	33,737	948	(9,446)	1,334	(2,777)	23,796	948		—		706
MainStay Epoch U.S. All Cap Fund Class R6	46,102	5,663	(5,056)	(172)	(4,592)	41,945	313		4,453		1,610
MainStay Epoch U.S. Equity Yield Fund Class R6	65,947	3,673	(23,595)	(645)	(6,718)	38,662	1,451		1,152		2,557
MainStay Floating Rate Fund Class R6	25,041	594	(21,157)	(389)	(238)	3,851	386		—		436
MainStay MacKay Common Stock Fund Class I	21,316	2,933	(22,174)	(822)	532	1,785	286		1,037		71
MainStay MacKay Convertible Fund Class I	10,900	279	(10,915)	587	(851)	—	83		188		—
MainStay MacKay Emerging Markets Equity Fund Class R6	18,985	687	(20,248)	1,861	(1,285)	—	687		—		—
MainStay MacKay Growth Fund Class I	46,227	10,119	(29,563)	3,588	4,566	34,937	301		1,388		799
MainStay MacKay High Yield Municipal Bond Fund Class I	12,398	—	(11,906)	—	(492)	—	4		—		—
MainStay MacKay High Yield Municipal Bond Fund Class R6	—	12,485	(12,733)	248	—	—	172		0	(a)	—
MainStay MacKay International Equity Fund Class R6	9,653	6,203	(64)	6	803	16,601	86		355		900
MainStay MacKay International Opportunities Fund Class I	26,011	2,530	(273)	(28)	(4,800)	23,440	2,498		—		3,634
MainStay MacKay S&P 500 Index Fund Class I	4,828	52,147	(2,379)	419	5,906	60,921	98		657		1,306
MainStay MacKay Short Duration High Yield Fund Class I	51,734	5,803	(18,322)	(528)	(1,276)	37,411	2,069		—		3,955
MainStay MacKay Short Term Municipal Fund Class I	7,403	—	(7,396)	47	(54)	—	4		—		—
MainStay MacKay Small Cap Core Fund Class I	48,628	398	(2,619)	528	(4,179)	42,756	252		—		1,827
MainStay MacKay Total Return Bond Fund Class R6	16,673	108,406	(14,409)	(578)	2,262	112,354	1,557		—		9,899
MainStay MacKay U.S. Equity Opportunities Fund Class I	28,074	2,400	(28,867)	4,664	(6,271)	—	847		1,553		—
MainStay MacKay U.S. Infrastructure Bond Fund Class I (c)	12,541	—	(12,577)	—	36	—	0	(a)	—		—
MainStay MacKay U.S. Infrastructure Bond Fund Class R6 (c)	—	21,370	(22,454)	1,084	—	—	(84	)*	—		—
MainStay MacKay Unconstrained Bond Fund Class R6	7,622	48	(7,571)	45	(144)	—	48		—		—
MainStay MAP Equity Fund Class I	52,871	8,551	(15,384)	3,121	(4,789)	44,370	484		3,790		1,082
MainStay Short Term Bond Class I (d)	15,836	5,034	(20,689)	(76)	(105)	—	132		157		—
MainStay U.S. Government Liquidity Fund	15,613	193,396	(195,461)	—	—	13,548	144		—		13,548
MainStay Winslow Large Cap Growth Fund Class R6 (e)	55,662	12,452	(18,713)	1,634	9,434	60,469	39		5,528		4,880

	$779,331	$557,531	$(589,369)	$16,268	$(20,432)	$743,329	$15,608		$20,615

78	MainStay Asset Allocation Funds

MainStay Equity Allocation Fund

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

IQ 50 Percent Hedged FTSE International ETF	$7,505	$115	$(112)	$3	$(604)	$6,907	$154	$—	360
IQ 500 International ETF	14,317	7,468	(1,510)	(136)	(3,067)	17,072	360	—	725
IQ Candriam ESG International Equity ETF	—	5,900	—	—	(31)	5,869	27	—	256
IQ Candriam ESG U.S. Equity ETF	—	22,865	—	—	402	23,267	64	—	831
IQ Chaikin U.S. Large Cap ETF	24,618	2,895	(6,585)	164	(659)	20,433	430	—	831
IQ Chaikin U.S. Small Cap ETF	20,869	76	(6,648)	47	(1,797)	12,547	127	—	555
IQ Global Resources ETF	5,523	32	(5,716)	413	(252)	—	99	—	—
MainStay Candriam Emerging Markets Equity Fund Class R6	9,688	10,426	(1,143)	(192)	3,015	21,794	215	—	2,035
MainStay Epoch Capital Growth Fund Class I	3,679	230	(3,945)	876	(706)	135	27	174	9
MainStay Epoch International Choice Fund Class I	17,938	538	(3,267)	495	(1,307)	14,397	511	—	427
MainStay Epoch U.S. All Cap Fund Class R6	30,671	3,024	(5,340)	117	(3,134)	25,338	196	2,786	973
MainStay Epoch U.S. Equity Yield Fund Class R6	34,230	8,650	(10,886)	(1,082)	(3,981)	26,931	887	662	1,781
MainStay MacKay Common Stock Fund Class I	16,093	1,647	(15,533)	(1,446)	534	1,295	216	786	52
MainStay MacKay Emerging Markets Equity Fund Class R6	9,707	544	(10,541)	1,366	(1,076)	—	370	—	—
MainStay MacKay Growth Fund Class I	33,828	2,171	(18,579)	2,373	2,443	22,236	223	1,027	509
MainStay MacKay International Equity Fund Class R6	8,803	4,031	(202)	(5)	691	13,318	73	300	722
MainStay MacKay International Opportunities Fund Class I	13,720	5,002	(1,145)	(158)	(2,814)	14,605	1,387	—	2,264
MainStay MacKay S&P 500 Index Fund Class I	1,011	37,818	(1,001)	253	2,400	40,481	21	138	868
MainStay MacKay Small Cap Core Fund Class I	25,180	4,125	(2,235)	(65)	(2,300)	24,705	130	—	1,056
MainStay MacKay U.S. Equity Opportunities Fund Class I	14,983	1,287	(15,686)	1,894	(2,478)	—	454	833	—
MainStay MAP Equity Fund Class I	32,198	6,945	(6,129)	(236)	(2,011)	30,767	298	2,337	751
MainStay U.S. Government Liquidity Fund	14,546	83,665	(86,306)	—	—	11,905	76	—	11,905
MainStay Winslow Large Cap Growth Fund Class R6 (e)	35,734	9,149	(12,423)	1,036	6,100	39,596	27	3,687	3,196

	$374,841	$218,603	$(214,932)	$5,717	$(10,632)	$373,598	$6,372	$12,730

*	Return of capital exceeded dividend distribution.

(a)	Less than $500.

(b)	Less than 500 shares.

(c)	Prior to August 31, 2020, known as MacKay Infrastructure Bond Fund.

(d)	Prior to December 5, 2019, known as MainStay Indexed Bond Fund Class I.

(e)	Prior to February 28, 2020, known as MainStay Large Cap Growth Fund Class R6.

(G)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Allocation Funds with the values and percentages of net assets as follows:

MainStay Conservative Allocation Fund

Class R3	$32,454	2.6%
SIMPLE Class	24,304	89.7

MainStay Moderate Allocation Fund

Class R3	$34,362	3.6%
SIMPLE Class	24,050	63.7

MainStay Growth Allocation Fund

Class R3	$35,371	3.3%
SIMPLE Class	23,836	13.3

MainStay Equity Allocation Fund

Class R3	$36,639	2.7%
SIMPLE Class	23,631	99.7

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the each Allocation Fund’s investment portfolio,

79

Notes to Financial Statements (continued)

including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

MainStay Conservative Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$425,483,363	$33,593,511	$(3,492,383)	$30,101,128

MainStay Moderate Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$681,469,928	$71,685,673	$(6,460,037)	$65,225,636

MainStay Growth Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$662,321,829	$88,957,974	$(7,951,194)	$81,006,780

MainStay Equity Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$330,931,124	$46,658,648	$(3,991,352)	$42,667,296

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

MainStay Conservative Allocation Fund

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$113,101	$13,593,746	$—	$30,101,128	$43,807,975

MainStay Moderate Allocation Fund

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$6,556,565	$29,883,887	$—	$65,225,636	$101,666,088

MainStay Growth Allocation Fund

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$2,392,647	$33,118,249	$—	$81,006,780	$116,517,676

MainStay Equity Allocation Fund

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$572,716	$17,824,762	$—	$42,667,296	$61,064,774

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2020, were not affected.

MainStay Moderate Allocation Fund

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(2,958,049)	$2,958,049

MainStay Growth Allocation Fund

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(2,930,107)	$2,930,107

MainStay Equity Allocation Fund

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(1,602,158)	$1,602,158

The reclassifications for the Fund are primarily due to equalization.

80	MainStay Xxxx Fund

During the years ended October 31, 2020 and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2020			2019
Fund	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total

MainStay Conservative Allocation Fund	$9,198,346	$2,245,431	$11,443,777	$11,056,946	$12,356,699	23,413,645
MainStay Moderate Allocation Fund	13,963,635	14,572,508	28,536,143	14,428,859	31,086,820	45,515,679
MainStay Growth Allocation Fund	12,956,780	20,040,357	32,997,137	13,491,308	49,566,477	63,057,785
MainStay Equity Allocation Fund	6,391,973	13,228,709	19,620,682	4,341,921	32,285,202	36,627,123

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Funds (See Note 13 for custodian change). Custodial fees are charged to each Allocation Fund based on the Allocation Funds’ net assets and/or the market value of securities held by the Allocation Fund and the number of certain transactions incurred by the Allocation Fund.

Note 6–Line of Credit

The Allocation Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Allocation Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Allocation Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Allocation Funds.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities were as follows:

	Other
Fund	Purchases	Sales
MainStay Conservative Allocation Fund	$300,484	$302,917
MainStay Moderate Allocation Fund	418,554	431,715
MainStay Growth Allocation Fund	339,648	369,030
MainStay Equity Allocation Fund	134,940	128,626

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

MainStay Conservative Allocation Fund

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	4,555,270	$54,134,250
Shares issued to shareholders in reinvestment of distributions	748,023	8,838,479
Shares redeemed	(5,264,826)	(62,758,118)

Net increase (decrease) in shares outstanding before conversion	38,467	214,611
Shares converted into Class A (See Note 1)	1,078,679	13,029,268
Shares converted from Class A (See Note 1)	(17,626)	(202,003)

Net increase (decrease)	1,099,520	$13,041,876

Year ended October 31, 2019:
Shares sold	6,016,027	$70,899,293
Shares issued in connection with the acquisition of MainStay Retirement 2010 Fund	403,969	4,689,875
Shares issued in connection with the acquisition of MainStay Retirement 2020 Fund	1,926,270	22,363,038
Shares issued to shareholders in reinvestment of distributions	1,519,988	16,674,268
Shares redeemed	(8,469,106)	(99,186,557)

Net increase (decrease) in shares outstanding before conversion	1,397,148	15,439,917
Shares converted into Class A (See Note 1)	1,107,977	12,880,546
Shares converted from Class A (See Note 1)	(154,063)	(1,797,435)

Net increase (decrease)	2,351,062	$26,523,028

81

Notes to Financial Statements (continued)

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	824,431	$9,792,729
Shares issued to shareholders in reinvestment of distributions	91,231	1,079,940
Shares redeemed	(529,487)	(6,320,941)

Net increase (decrease) in shares outstanding before conversion	386,175	4,551,728
Shares converted into Investor Class (See Note 1)	147,572	1,756,832
Shares converted from Investor Class (See Note 1)	(872,820)	(10,567,390)

Net increase (decrease)	(339,073)	$(4,258,830)

Year ended October 31, 2019:
Shares sold	2,028,949	$23,929,056
Shares issued in connection with the acquisition of MainStay Retirement 2010 Fund	56,610	657,334
Shares issued in connection with the acquisition of MainStay Retirement 2020 Fund	284,725	3,306,117
Shares issued to shareholders in reinvestment of distributions	192,767	2,111,773
Shares redeemed	(1,777,181)	(20,997,608)

Net increase (decrease) in shares outstanding before conversion	785,870	9,006,672
Shares converted into Investor Class (See Note 1)	357,306	4,144,654
Shares converted from Investor Class (See Note 1)	(625,146)	(7,306,445)

Net increase (decrease)	518,030	$5,844,881

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	39,533	$470,803
Shares issued to shareholders in reinvestment of distributions	25,596	300,141
Shares redeemed	(197,490)	(2,328,031)

Net increase (decrease) in shares outstanding before conversion	(132,361)	(1,557,087)
Shares converted from Class B (See Note 1)	(230,140)	(2,719,083)

Net increase (decrease)	(362,501)	$(4,276,170)

Year ended October 31, 2019:
Shares sold	527,140	$6,202,291
Shares issued to shareholders in reinvestment of distributions	97,677	1,065,590
Shares redeemed	(816,807)	(9,549,935)
Net increase (decrease) in shares outstanding before conversion	(191,990)	(2,282,054)
Shares converted from Class B (See Note 1)	(238,281)	(2,747,315)

Net increase (decrease)	(430,271)	$(5,029,369)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	275,411	$3,236,982
Shares issued to shareholders in reinvestment of distributions	68,242	799,730
Shares redeemed	(920,352)	(10,825,879)

Net increase (decrease) in shares outstanding before conversion	(576,699)	(6,789,167)
Shares converted from Class C (See Note 1)	(110,122)	(1,302,106)

Net increase (decrease)	(686,821)	$(8,091,273)

Year ended October 31, 2019:

Shares sold	569,847	$6,626,410
Shares issued to shareholders in reinvestment of distributions	257,313	2,805,507
Shares redeemed	(1,576,023)	(18,245,543)
Net increase (decrease) in shares outstanding before conversion	(748,863)	(8,813,626)
Shares converted from Class C (See Note 1)	(455,209)	(5,215,352)

Net increase (decrease)	(1,204,072)	$(14,028,978)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	121,201	$1,463,681
Shares issued to shareholders in reinvestment of distributions	20,782	248,251
Shares redeemed	(272,227)	(3,243,975)

Net increase in shares outstanding before conversion	(130,244)	(1,532,043)
Shares converted into Class I (See Note 1)	356	4,482

Net increase (decrease)	(129,888)	$(1,527,561)

Year ended October 31, 2019:
Shares sold	132,049	$1,530,178
Shares issued in connection with the acquisition of MainStay Retirement 2010 Fund	49,606	581,729
Shares issued in connection with the acquisition of MainStay Retirement 2020 Fund	163,393	1,916,106
Shares issued to shareholders in reinvestment of distributions	38,697	429,890
Shares redeemed	(301,320)	(3,509,145)

Net increase (decrease) in shares outstanding before conversion	82,425	948,758
Shares converted into Class I (See Note 1)	3,672	41,347

Net increase (decrease)	86,097	$990,105

Class R2	Shares	Amount

Year ended October 31, 2020:
Shares sold	1,111	$13,003
Shares issued to shareholders in reinvestment of distributions	219	2,596
Shares redeemed	(805)	(9,888)

Net increase (decrease)	525	$5,711

Period ended October 31, 2019 (a):
Shares sold	910	$10,775
Shares issued in connection with the acquisition of MainStay Retirement 2020 Fund	7,956	92,364
Shares issued to shareholders in reinvestment of distributions	34	400
Shares redeemed	(501)	(5,968)

Net increase (decrease)	8,399	$97,571

82	MainStay Asset Allocation Funds

Class R3	Shares	Amount

Year ended October 31, 2020:
Shares sold	40,680	$447,674
Shares issued to shareholders in reinvestment of distributions	1,616	19,000
Shares redeemed	(1,777)	(20,785)

Net increase (decrease)	40,519	$445,889

Year ended October 31, 2019:
Shares sold	22,897	$263,601
Shares issued in connection with the acquisition of MainStay Retirement 2010 Fund	5,201	60,242
Shares issued in connection with the acquisition of MainStay Retirement 2020 Fund	1,076	12,458
Shares issued to shareholders in reinvestment of distributions	1,539	16,950
Shares redeemed	(6,711)	(76,684)

Net increase (decrease)	24,002	$276,567

SIMPLE Class	Shares	Amount

Period ended October 31, 2020 (b):
Shares sold	2,216	$27,849

Net increase (decrease)	2,216	$27,849

(a)	The inception date of the class was June 14, 2019.

(b)	The inception date of the class was August 31, 2020.

MainStay Moderate Allocation Fund

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	3,980,972	$51,876,101
Shares issued to shareholders in reinvestment of distributions	1,649,087	21,767,987
Shares redeemed	(7,300,012)	(94,067,591)

Net increase (decrease) in shares outstanding before conversion	(1,669,953)	(20,423,503)
Shares converted into Class A (See Note 1)	2,346,618	30,922,266
Shares converted from Class A (See Note 1)	(25,967)	(318,880)

Net increase (decrease)	650,698	$10,179,883

Year ended October 31, 2019:
Shares sold	12,022,049	$157,200,137
Shares issued in connection with the acquisition of MainStay Retirement 2030 Fund	2,883,731	36,850,624
Shares issued to shareholders in reinvestment of distributions	2,798,003	32,569,156
Shares redeemed	(14,276,465)	(185,825,139)

Net increase (decrease) in shares outstanding before conversion	3,427,318	40,794,778
Shares converted into Class A (See Note 1)	1,878,385	24,052,935
Shares converted from Class A (See Note 1)	(211,888)	(2,712,517)

Net increase (decrease)	5,093,815	$62,135,196

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	2,140,418	$27,805,461
Shares issued to shareholders in reinvestment of distributions	280,917	3,716,653
Shares redeemed	(1,042,213)	(13,639,757)

Net increase (decrease) in shares outstanding before conversion	1,379,122	17,882,357
Shares converted into Investor Class (See Note 1)	292,774	3,788,048
Shares converted from Investor Class (See Note 1)	(1,986,800)	(26,285,522)

Net increase (decrease)	(314,904)	$(4,615,117)

Year ended October 31, 2019:
Shares sold	4,478,090	$58,408,771
Shares issued in connection with the acquisition of MainStay Retirement 2030 Fund	668,413	8,552,282
Shares issued to shareholders in reinvestment of distributions	489,140	5,708,268
Shares redeemed	(3,566,356)	(46,753,717)

Net increase (decrease) in shares outstanding before conversion	2,069,287	25,915,604
Shares converted into Investor Class (See Note 1)	566,052	7,201,363
Shares converted from Investor Class (See Note 1)	(1,140,698)	(14,713,705)

Net increase (decrease)	1,494,641	$18,403,262

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	49,147	$643,908
Shares issued to shareholders in reinvestment of distributions	85,393	1,120,352
Shares redeemed	(343,812)	(4,428,240)

Net increase (decrease) in shares outstanding before conversion	(209,272)	(2,663,980)
Shares converted from Class B (See Note 1)	(515,047)	(6,618,766)

Net increase (decrease)	(724,319)	$(9,282,746)

Year ended October 31, 2019:
Shares sold	1,124,815	$14,616,824
Shares issued to shareholders in reinvestment of distributions	238,888	2,763,939
Shares redeemed	(1,636,197)	(21,072,504)

Net increase (decrease) in shares outstanding before conversion	(272,494)	(3,691,741)
Shares converted from Class B (See Note 1)	(505,333)	(6,375,585)

Net increase (decrease)	(777,827)	$(10,067,326)

83

Notes to Financial Statements (continued)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	222,124	$2,860,726
Shares issued to shareholders in reinvestment of distributions	93,150	1,222,134
Shares redeemed	(854,209)	(11,040,666)

Net increase (decrease) in shares outstanding before conversion	(538,935)	(6,957,806)
Shares converted from Class C (See Note 1)	(117,390)	(1,495,118)

Net increase (decrease)	(656,325)	$(8,452,924)

Year ended October 31, 2019:
Shares sold	864,808	$11,107,591
Shares issued to shareholders in reinvestment of distributions	277,648	3,209,615
Shares redeemed	(1,651,036)	(21,068,518)
Net increase (decrease) in shares outstanding before conversion	(508,580)	(6,751,312)
Shares converted from Class C (See Note 1)	(598,051)	(7,465,742)

Net increase (decrease)	(1,106,631)	$(14,217,054)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	101,719	$1,358,661
Shares issued to shareholders in reinvestment of distributions	35,866	476,302
Shares redeemed	(376,366)	(4,920,331)

Net increase (decrease)	(238,781)	$(3,085,368)

Year ended October 31, 2019:
Shares sold	113,836	$1,475,945
Shares issued in connection with the acquisition of MainStay Retirement 2030 Fund	179,425	2,307,928
Shares issued to shareholders in reinvestment of distributions	77,118	903,043
Shares redeemed	(488,387)	(6,270,373)

Net increase (decrease) in shares outstanding before conversion	(118,008)	(1,583,457)
Shares converted into Class I (See Note 1)	1,556	19,995

Net increase (decrease)	(116,452)	$(1,563,462)

Class R2	Shares	Amount

Year ended October 31, 2020:
Shares sold	397	$5,096
Shares issued to shareholders in reinvestment of distributions	432	5,717
Shares redeemed	(1,335)	(16,920)

Net increase (decrease)	(506)	$(6,107)

Period ended October 31, 2019 (a):
Shares sold	587	$7,676
Shares issued in connection with the acquisition of MainStay Retirement 2030 Fund	14,696	187,792
Shares redeemed	(4,234)	(55,397)

Net increase (decrease)	11,049	$140,071

Class R3	Shares	Amount

Year ended October 31, 2020:
Shares sold	10,784	$139,435
Shares issued to shareholders in reinvestment of distributions	2,661	35,092
Shares redeemed	(17,176)	(228,592)

Net increase (decrease)	(3,731)	$(54,065)

Year ended October 31, 2019:
Shares sold	22,192	$282,985
Shares issued in connection with the acquisition of MainStay Retirement 2030 Fund	39,433	503,242
Shares issued to shareholders in reinvestment of distributions	1,899	22,103
Shares redeemed	(22,287)	(286,124)

Net increase (decrease) in shares outstanding before conversion	41,237	522,206
Shares converted from Class R3 (See Note 1)	(537)	(6,744)

Net increase (decrease)	40,700	$515,462

SIMPLE Class	Shares	Amount

Period ended October 31, 2020 (b):
Shares sold	2,241	$31,026
Net increase (decrease) in shares outstanding before conversion	2,241	31,026
Shares converted into SIMPLE Class (See Note 1)	574	7,972

Net increase (decrease)	2,815	$38,998

(a)	The inception date of the class was June 14, 2019.

(b)	The inception date of the class was August 31, 2020.

MainStay Growth Allocation Fund

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	3,068,182	$42,357,978
Shares issued to shareholders in reinvestment of distributions	1,676,335	24,172,839
Shares redeemed	(7,195,515)	(100,026,192)

Net increase (decrease) in shares outstanding before conversion	(2,450,998)	(33,495,375)
Shares converted into Class A (See Note 1)	2,502,392	35,854,845
Shares converted from Class A (See Note 1)	(51,533)	(687,081)

Net increase (decrease)	(139)	$1,672,389

Year ended October 31, 2019:
Shares sold	12,735,593	$181,300,582
Shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	1,966,703	27,189,671
Shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	917,037	12,678,036
Shares issued to shareholders in reinvestment of distributions	3,518,487	43,805,142
Shares redeemed	(15,854,795)	(224,618,703)

Net increase (decrease) in shares outstanding before conversion	3,283,025	40,354,728
Shares converted into Class A (See Note 1)	2,027,769	28,283,092
Shares converted from Class A (See Note 1)	(220,450)	(3,068,520)

Net increase (decrease)	5,090,344	$65,569,300

84	MainStay Asset Allocation Funds

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	1,937,477	$26,904,667
Shares issued to shareholders in reinvestment of distributions	383,654	5,539,985
Shares redeemed	(1,281,335)	(17,937,941)

Net increase (decrease) in shares outstanding before conversion	1,039,796	14,506,711
Shares converted into Investor Class (See Note 1)	264,556	3,621,432
Shares converted from Investor Class (See Note 1)	(2,191,990)	(31,581,352)

Net increase (decrease)	(887,638)	$(13,453,209)

Year ended October 31, 2019:
Shares sold	5,342,797	$75,796,048
Shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	795,399	11,003,388
Shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	725,471	10,036,021
Shares issued to shareholders in reinvestment of distributions	808,572	10,082,913
Shares redeemed	(4,654,144)	(66,214,299)

Net increase (decrease) in shares outstanding before conversion	3,018,095	40,704,071
Shares converted into Investor Class (See Note 1)	556,025	7,696,300
Shares converted from Investor Class (See Note 1)	(1,326,819)	(18,602,064)

Net increase (decrease)	2,247,301	$29,798,307

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	15,077	$199,799
Shares issued to shareholders in reinvestment of distributions	99,366	1,419,936
Shares redeemed	(431,351)	(5,931,247)

Net increase (decrease) in shares outstanding before conversion	(316,908)	(4,311,512)
Shares converted from Class B (See Note 1)	(453,254)	(6,187,533)

Net increase (decrease)	(770,162)	$(10,499,045)

Year ended October 31, 2019:
Shares sold	1,219,203	$17,174,069
Shares issued to shareholders in reinvestment of distributions	350,661	4,327,147
Shares redeemed	(1,749,728)	(24,451,262)

Net increase (decrease) in shares outstanding before conversion	(179,864)	(2,950,046)
Shares converted from Class B (See Note 1)	(554,059)	(7,592,983)

Net increase (decrease)	(733,923)	$(10,543,029)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	182,885	$2,518,183
Shares issued to shareholders in reinvestment of distributions	84,385	1,205,856
Shares redeemed	(534,301)	(7,414,089)

Net increase (decrease) in shares outstanding before conversion	(267,031)	(3,690,050)
Shares converted from Class C (See Note 1)	(87,272)	(1,179,655)

Net increase (decrease)	(354,303)	$(4,869,705)

Year ended October 31, 2019:
Shares sold	833,909	$11,658,902
Shares issued to shareholders in reinvestment of distributions	311,047	3,838,316
Shares redeemed	(1,339,176)	(18,580,954)

Net increase (decrease) in shares outstanding before conversion	(194,220)	(3,083,736)
Shares converted from Class C (See Note 1)	(494,660)	(6,715,825)

Net increase (decrease)	(688,880)	$(9,799,561)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	82,979	$1,147,287
Shares issued to shareholders in reinvestment of distributions	32,381	472,121
Shares redeemed	(317,430)	(4,544,108)

Net increase in shares outstanding before conversion	(202,070)	(2,924,700)
Shares converted into Class I (See Note 1)	365	5,465

Net increase (decrease)	(201,705)	$(2,919,235)

Year ended October 31, 2019:
Shares sold	125,109	$1,780,933
Shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	131,300	1,836,371
Shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	100,703	1,408,450
Shares issued to shareholders in reinvestment of distributions	57,823	727,410
Shares redeemed	(202,157)	(2,863,021)

Net increase (decrease)	212,778	$2,890,143

Class R1	Shares	Amount

Year ended October 31, 2020:
Shares sold	373	$4,987
Shares issued to shareholders in reinvestment of distributions	80	1,161
Shares redeemed	(3)	(52)

Net increase (decrease)	450	$6,096

Period ended October 31, 2019 (a):
Shares sold	32	$445
Shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	1,181	16,518
Shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	530	7,422

Net increase (decrease)	1,743	$24,385

85

Notes to Financial Statements (continued)

Class R2	Shares	Amount

Year ended October 31, 2020:
Shares sold	181	$2,641
Shares issued to shareholders in reinvestment of distributions	301	4,340
Shares redeemed	(3,336)	(48,954)

Net increase (decrease)	(2,854)	$(41,973)

Period ended October 31, 2019 (a):
Shares sold	192	$2,793
Shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	3,693	51,052
Shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	8,153	112,710
Shares redeemed	(2,987)	(42,430)

Net increase (decrease)	9,051	$124,125

Class R3	Shares	Amount

Year ended October 31, 2020:
Shares sold	40,591	$562,546
Shares issued to shareholders in reinvestment of distributions	3,608	51,850
Shares redeemed	(56,120)	(770,351)

Net increase (decrease)	(11,921)	$(155,955)

Year ended October 31, 2019:
Shares sold	22,864	$316,160
Shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	23,183	319,312
Shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	20,528	282,755
Shares issued to shareholders in reinvestment of distributions	2,396	29,763
Shares redeemed	(11,505)	(162,576)

Net increase (decrease)	57,466	$785,414

SIMPLE Class	Shares	Amount

Period ended October 31, 2020 (b):
Shares sold	2,253	$33,721
Net increase (decrease) in shares outstanding before conversion	2,253	33,721
Shares converted into SIMPLE Class (See Note 1)	10,286	153,879

Net increase (decrease)	12,539	$187,600

(a)	The inception date of the class was June 14, 2019.

(b)	The inception date of the class was August 31, 2020.

MainStay Equity Allocation Fund

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	1,931,070	$27,082,898
Shares issued to shareholders in reinvestment of distributions	897,152	13,555,975
Shares redeemed	(3,120,522)	(44,762,253)

Net increase (decrease) in shares outstanding before conversion	(292,300)	(4,123,380)
Shares converted into Class A (See Note 1)	1,297,821	19,275,661
Shares converted from Class A (See Note 1)	(20,097)	(263,137)

Net increase (decrease)	985,424	$14,889,144

Year ended October 31, 2019:
Shares sold	5,963,158	$88,848,438
Shares issued in connection with the acquisition of MainStay Retirement 2060 Fund	42,811	616,955
Shares issued to shareholders in reinvestment of distributions	1,861,579	23,884,088
Shares redeemed	(7,469,433)	(110,622,511)

Net increase (decrease) in shares outstanding before conversion	398,115	2,726,970
Shares converted into Class A (See Note 1)	1,032,098	15,040,283
Shares converted from Class A (See Note 1)	(141,191)	(2,039,925)

Net increase (decrease)	1,289,022	$15,727,328

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	1,263,235	$18,001,306
Shares issued to shareholders in reinvestment of distributions	247,282	3,736,474
Shares redeemed	(641,225)	(9,331,023)

Net increase (decrease) in shares outstanding before conversion	869,292	12,406,757
Shares converted into Investor Class (See Note 1)	146,615	2,051,268
Shares converted from Investor Class (See Note 1)	(1,096,498)	(16,439,492)

Net increase (decrease)	(80,591)	$(1,981,467)

Year ended October 31, 2019:
Shares sold	2,785,151	$41,205,599
Shares issued in connection with the acquisition of MainStay Retirement 2060 Fund	83,744	1,206,017
Shares issued to shareholders in reinvestment of distributions	531,968	6,825,129
Shares redeemed	(2,253,438)	(33,502,401)

Net increase (decrease) in shares outstanding before conversion	1,147,425	15,734,344
Shares converted into Investor Class (See Note 1)	318,469	4,584,917
Shares converted from Investor Class (See Note 1)	(728,670)	(10,645,898)

Net increase (decrease)	737,224	$9,673,363

86	MainStay Asset Allocation Funds

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	20,634	$270,100
Shares issued to shareholders in reinvestment of distributions	74,978	1,105,929
Shares redeemed	(219,674)	(3,052,600)

Net increase (decrease) in shares outstanding before conversion	(124,062)	(1,676,571)
Shares converted from Class B (See Note 1)	(280,314)	(3,857,734)

Net increase (decrease)	(404,376)	$(5,534,305)

Year ended October 31, 2019:
Shares sold	715,984	$10,419,580
Shares issued to shareholders in reinvestment of distributions	227,464	2,850,126
Shares redeemed	(1,044,341)	(15,060,657)

Net increase (decrease) in shares outstanding before conversion	(100,893)	(1,790,951)
Shares converted from Class B (See Note 1)	(283,553)	(4,001,145)

Net increase (decrease)	(384,446)	$(5,792,096)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	116,621	$1,602,083
Shares issued to shareholders in reinvestment of distributions	54,379	803,179
Shares redeemed	(272,878)	(3,834,122)

Net increase (decrease) in shares outstanding before conversion	(101,878)	(1,428,860)
Shares converted from Class C (See Note 1)	(57,811)	(766,566)

Net increase (decrease)	(159,689)	$(2,195,426)

Year ended October 31, 2019:
Shares sold	427,531	$6,172,442
Shares issued to shareholders in reinvestment of distributions	174,146	2,185,528
Shares redeemed	(718,500)	(10,289,653)

Net increase (decrease) in shares outstanding before conversion	(116,823)	(1,931,683)
Shares converted from Class C (See Note 1)	(211,713)	(2,957,394)

Net increase (decrease)	(328,536)	$(4,889,077)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	58,859	$883,398
Shares issued to shareholders in reinvestment of distributions	16,530	254,066
Shares redeemed	(81,587)	(1,197,521)

Net increase (decrease)	(6,198)	$(60,057)

Year ended October 31, 2019:
Shares sold	108,286	$1,635,578
Shares issued to shareholders in reinvestment of distributions	48,015	626,110
Shares redeemed	(212,141)	(3,131,218)

Net increase (decrease) in shares outstanding before conversion	(55,840)	(869,530)
Shares converted into Class I (See Note 1)	1,315	19,162

Net increase (decrease)	(54,525)	$(850,368)

Class R3	Shares	Amount

Year ended October 31, 2020:
Shares sold	25,100	$364,584
Shares issued to shareholders in reinvestment of distributions	3,420	51,399
Shares redeemed	(5,937)	(89,996)

Net increase (decrease)	22,583	$325,987

Year ended October 31, 2019:
Shares sold	50,357	$714,990
Shares issued in connection with the acquisition of MainStay Retirement 2060 Fund	4,996	71,614
Shares issued to shareholders in reinvestment of distributions	3,902	49,868
Shares redeemed	(14,673)	(207,870)

Net increase (decrease)	44,582	$628,602

SIMPLE Class	Shares	Amount

Period ended October 31, 2020 (a):
Shares sold	1,598	$25,091

Net increase (decrease)	1,598	$25,091

(a)	The inception date of the class was August 31, 2020.

Note 10–Fund Acquisition

At a meeting held on December 10-12, 2018, the Board approved the Reorganization. The Reorganization was completed on June 14, 2019.

The aggregate net assets of the Allocation Funds immediately before the Reorganization and the combined net assets after the Reorganization were as follows:

Fund	Net Assets Before the Acquisition	Combined Net Assets After the Acquisition

MainStay Conservative Allocation Fund	$414,993,458	$448,672,721
MainStay Moderate Allocation Fund	692,306,436	740,708,304
MainStay Growth Allocation Fund	698,794,711	763,736,417
MainStay Equity Allocation Fund	365,359,764	367,254,350

87

Notes to Financial Statements (continued)

The charts below show a summary of net assets, shares outstanding, net asset value per share outstanding and total distributable earnings (loss), before and after the Reorganization:

MainStay Conservative Allocation Fund

	Before Reorganization			After Reorganization
	MainStay Retirement 2010 Fund	MainStay Retirement 2020 Fund	MainStay Conservative Allocation Fund	MainStay Conservative Allocation Fund
Net Assets:
Class A	$4,689,875	$22,363,038	$299,387,322	$326,440,235
Investor Class	657,334	3,306,117	41,879,392	45,842,843
Class B	—	—	18,760,846	18,760,846
Class C	—	—	47,373,401	47,373,401
Class I	581,729	1,916,106	6,954,923	9,452,758
Class R2	—	92,364	—	92,364
Class R3	60,242	12,458	637,574	710,274
Shares Outstanding:
Class A	567,235	3,061,569	25,788,144	28,118,383
Investor Class	78,791	450,126	3,606,675	3,948,010
Class B	—	—	1,624,182	1,624,182
Class C	—	—	4,102,811	4,102,811
Class I	69,792	260,975	593,071	806,070
Class R2	—	12,507	—	7,956
Class R3	7,057	1,641	55,048	61,325
Net Asset Value Per Share Outstanding:
Class A	$8.27	$7.30	$11.61	$11.61
Investor Class	$8.34	$7.34	$11.61	$11.61
Class B	$—	$—	$11.55	$11.55
Class C	$—	$—	$11.55	$11.55
Class I	$8.34	$7.34	$11.73	$11.73
Class R2	$—	$7.38	$—	$11.61
Class R3	$8.54	$7.59	$11.58	$11.58
Total distributable earnings (loss)	$407,596	$2,179,994	$17,939,758	$21,081,208

88	MainStay Asset Allocation Funds

MainStay Moderate Allocation Fund

	Before Reorganization		After Reorganization
	MainStay Retirement 2030 Fund	MainStay Moderate Allocation Fund	MainStay Moderate Allocation Fund
Net Assets:
Class A	$36,850,624	$496,970,212	$533,820,836
Investor Class	8,552,282	95,540,324	104,092,606
Class B	—	42,768,352	42,768,352
Class C	—	46,609,978	46,609,978
Class I	2,307,928	9,972,143	12,280,071
Class R2	187,792	—	187,792
Class R3	503,242	445,427	948,669
Shares Outstanding:
Class A	5,728,504	38,890,176	41,773,907
Investor Class	1,321,287	7,467,047	8,135,460
Class B	—	3,382,663	3,382,663
Class C	—	3,688,113	3,688,113
Class I	345,899	775,262	954,687
Class R2	29,019	—	14,696
Class R3	76,126	34,902	74,335
Net Asset Value Per Share Outstanding:
Class A	$6.43	$12.78	$12.78
Investor Class	$6.47	$12.79	$12.79
Class B	$—	$12.64	$12.64
Class C	$—	$12.64	$12.64
Class I	$6.67	$12.86	$12.86
Class R2	$6.47	$—	$12.78
Class R3	$6.61	$12.76	$12.76
Total distributable earnings (loss)	$5,637,043	$64,607,861	$70,976,311

89

Notes to Financial Statements (continued)

MainStay Growth Allocation Fund

	Before Reorganization			After Reorganization
	MainStay Retirement 2040 Fund	MainStay Retirement 2050 Fund	MainStay Growth Allocation Fund	MainStay Growth Allocation Fund
Net Assets:
Class A	$27,189,671	$12,678,036	$487,302,232	$527,169,939
Investor Class	11,003,388	10,036,021	118,601,493	139,640,902
Class B	—	—	46,004,568	46,004,568
Class C	—	—	38,805,513	38,805,513
Class I	1,836,371	1,408,450	7,561,774	10,806,595
Class R1	16,518	7,422	—	23,940
Class R2	51,052	112,710	—	163,762
Class R3	319,312	282,755	519,131	1,121,198
Shares Outstanding:
Class A	3,871,782	1,657,233	35,247,954	38,131,694
Investor Class	1,547,991	1,314,482	8,573,283	10,094,153
Class B	—	—	3,371,697	3,371,697
Class C	—	—	2,844,519	2,844,519
Class I	251,457	182,209	540,665	772,668
Class R1	2,202	943	—	1,711
Class R2	7,138	14,635	—	11,846
Class R3	44,284	36,440	37,690	81,401
Net Asset Value Per Share Outstanding:
Class A	$7.02	$7.65	$13.82	$13.82
Investor Class	$7.11	$7.63	$13.83	$13.83
Class B	$—	$—	$13.64	$13.64
Class C	$—	$—	$13.64	$13.64
Class I	$7.30	$7.73	$13.99	$13.99
Class R1	$7.50	$7.87	$—	$13.99
Class R2	$7.15	$7.70	$—	$13.82
Class R3	$7.21	$7.76	$13.77	$13.77
Total distributable earnings (loss)	$5,298,965	$3,012,209	$85,295,937	$95,134,258

90	MainStay Asset Allocation Funds

MainStay Equity Allocation Fund

	Before Reorganization		After Reorganization
	MainStay Retirement 2060 Fund	MainStay Equity Allocation Fund	MainStay Equity Allocation Fund
Net Assets:
Class A	$616,955	$237,888,558	$238,505,513
Investor Class	1,206,017	74,017,988	75,224,005
Class B	—	27,247,888	27,247,888
Class C	—	19,552,137	19,552,137
Class I	—	5,885,396	5,885,396
Class R3	71,614	767,797	839,411
Shares Outstanding:
Class A	58,319	16,507,148	16,549,959
Investor Class	114,449	5,139,707	5,223,451
Class B	—	1,943,205	1,943,205
Class C	—	1,392,486	1,392,486
Class I	—	401,400	401,400
Class R3	6,790	53,567	58,563
Net Asset Value Per Share Outstanding:
Class A	$10.58	$14.41	$14.41
Investor Class	$10.54	$14.40	$14.40
Class B	$—	$14.02	$14.02
Class C	$—	$14.04	$14.04
Class I	$—	$14.66	$14.66
Class R3	$10.55	$14.33	$14.33
Total distributable earnings (loss)	$599,473	$51,327,825	$51,544,827

Assuming the Reorganization had been completed on November 1, 2018, the beginning of the annual reporting period of the Allocation Funds, the Allocation Funds’ pro forma results of operations for the year ended October 31, 2019, are as follows (Unaudited):

Fund	Net investment income (loss)	Net realized and unrealized gain (loss)	Net change in net assets resulting from operations

MainStay Conservative Allocation Fund	$10,121,872	$38,261,672	$48,383,544
MainStay Moderate Allocation Fund	14,792,347	74,829,091	89,621,438
MainStay Growth Allocation Fund	13,705,644	80,145,528	93,851,172
MainStay Equity Allocation Fund	3,508,525	27,813,571	31,322,096

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Retirement Funds that have been included in the Allocation Funds’ Statement of Operations since June 14, 2019.

For financial reporting purposes, assets received and shares issued by the Allocation Funds were recorded at fair value; however, the cost basis of the investments received from Retirement Funds were carried forward to align ongoing reporting of the Allocation Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes as follows:

Fund	Cost

MainStay Retirement 2010 Fund	$5,336,509
MainStay Retirement 2020 Fund	24,340,200
MainStay Retirement 2030 Fund	40,552,632
MainStay Retirement 2040 Fund	34,127,371
MainStay Retirement 2050 Fund	20,410,886
MainStay Retirement 2060 Fund	1,638,461

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The

91

Notes to Financial Statements (continued)

Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quar-

antines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

92	MainStay Asset Allocation Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund (formerly, MainStay Moderate Growth Allocation Fund), and MainStay Equity Allocation Fund (formerly, MainStay Growth Allocation Fund) (each a Fund and collectively, the Funds), four of the funds constituting MainStay Funds Trust, including the portfolios of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, the transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

93

Federal Income Tax Information

(Unaudited)

The Allocation Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Allocation Funds during such fiscal years. Accordingly, the Allocation Funds paid the following as long term capital gain distributions.

MainStay Conservative Allocation Fund	$1,863,144
MainStay Moderate Allocation Fund	14,572,508
MainStay Growth Allocation Fund	20,040,357
MainStay Equity Allocation Fund	13,228,709

For the fiscal year ended October 31, 2020, the Allocation Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

QDI$
MainStay Conservative Allocation Fund	$2,610,821
MainStay Moderate Allocation Fund	6,175,964
MainStay Growth Allocation Fund	8,680,438
MainStay Equity Allocation Fund	6,028,877

The dividends paid by the following Allocation Funds during the fiscal year ended October 31, 2020 which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for the corporate dividend received deduction.

DRD%
MainStay Conservative Allocation Fund	18.2%
MainStay Moderate Allocation Fund	27.5%
MainStay Growth Allocation Fund	41.3%
MainStay Equity Allocation Fund	58.6%

The list of qualified Fund of Funds passing through foreign tax credits for the tax year ended October 31, 2020 is listed below.

FTC$
MainStay Conservative Allocation Fund	$124,793
MainStay Moderate Allocation Fund	333,613
MainStay Growth Allocation Fund	473,306
MainStay Equity Allocation Fund	248,714

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Allocation Funds’ fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Allocation Funds’ securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Each Allocation Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Allocation Funds’ holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

94	MainStay Asset Allocation Funds

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

95

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

96	MainStay Asset Allocation Funds

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

97

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

98	MainStay Asset Allocation Funds

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1718020 MS203-20	MSAA11-12/20 (NYLIM) NL224

MainStay Epoch Capital

Growth Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/30/2016	8.97 15.31%	11.62 13.08%	1.25 1.25%
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges Excluding sales charges	6/30/2016	8.81 15.14	11.41 12.87	1.54 1.54
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/30/2016	13.24 14.24	12.02 12.02	2.29 2.29
Class I Shares	No Sales Charge		6/30/2016	15.58	13.34	1.00

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 5.5%, which is reflected in the average annual total return figures shown.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception

MSCI World Index[4]	4.36%	9.84%
Morningstar World Large Stock Category Average[5]	5.91	9.37

4.

The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar World Large Stock Category Average is representative of funds that invest the majority of their assets in developed markets, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Capital Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Capital Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,177.00	$6.18	$1,019.46	$5.74	1.13%

Investor Class Shares	$1,000.00	$1,176.50	$7.22	$1,018.50	$6.70	1.32%

Class C Shares	$1,000.00	$1,171.10	$11.30	$1,014.73	$10.48	2.07%

Class I Shares	$1,000.00	$1,178.30	$4.98	$1,020.56	$4.62	0.91%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2020 (Unaudited)

United States	58.5%

Japan	5.0

Canada	3.7

China	3.5

Australia	3.3

United Kingdom	3.3

Sweden	2.8

Italy	2.5

Denmark	2.4

Hong Kong	2.2

Netherlands	1.8

Jordan	1.3

Spain	1.3

Switzerland	1.2

Taiwan	1.2

Ireland	1.0%

France	0.9

Mexico	0.8

Portugal	0.6

Indonesia	0.5

Malaysia	0.5

Malta	0.5

New Zealand	0.5

Norway	0.5

Singapore	0.5

South Africa	0.3

Other Assets, Less Liabilities	–0.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of October 31, 2020 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.

2.	LPL Financial Holdings, Inc.

3.	Monster Beverage Corp.

4.	NEXON Co., Ltd.

5.	Costco Wholesale Corp.
6.	Masimo Corp.

7.	Monolithic Power Systems, Inc.

8.	Fastenal Co.

9.	CSL, Ltd.

10.	Mastercard, Inc., Class A

8	MainStay Epoch Capital Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William W. Priest, CFA, Steven D. Bleiberg, Michael A. Welhoelter, CFA, and David J. Siino, CFA, CAIA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Capital Growth Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay Epoch Capital Growth Fund returned 15.58%, outperforming the 4.36% return of the Fund’s primary benchmark, the MSCI World Index. Over the same period, Class I shares also outperformed the 5.91% return of the Morningstar World Large Stock Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the MSCI World Index on the basis of both security selection and sector allocations.

During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?

Stock selection within the health care sector made the strongest positive contribution to the Fund’s performance relative to the MSCI World Index. (Contributions take weightings and total returns into account.) Underweight allocations to the energy and financials sectors, along with overweight allocation to the information technology sector, further bolstered the Fund’s relative returns. The most significant detractors from relative performance were stock selections in the consumer discretionary and information technology sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Investments in Nvidia, Nexon, and Veeva Systems provided the largest positive contributions to the Fund’s absolute performance during the reporting period.

Nvidia makes 3D graphics processors and related software. Its two largest reporting segments—Datacenter and Gaming—were strong beneficiaries of work-from-home and social distancing measures put in place globally in response to the pandemic. The company’s newest product, the Ampere chip, was well-received and early orders were strong. Second quarter fiscal results, announced in August 2020, included strong guidance for the rest of the year and emphasized continued positive momentum across segments. The company also announced its intent to acquire Arm Holdings, and while the news helped the stock’s performance, we did not view this as positive news, as we expect the ROIC (return on invested capital) on the transaction will initially be quite low. As a result, the Fund sold its position.

Nexon is a developer of online games for PCs and mobile devices. As such, its business was not only relatively unscathed by the coronavirus outbreak, it also benefited from the fact that so many people were spending more time at home.

Veeva Systems produces cloud-based software and mobile apps that help pharmaceutical and biotechnology companies manage important business functions, such as customer relationship management and regulatory compliance. The company posted strong growth as its pharma and biopharma customer base continued to spend on enterprise software, new product launches and diversification into non-health-care-related end markets.

The most significant detractors from the Fund’s absolute performance included holdings in Alaska Air Group and Southwest Airlines, both victims of the sharp, pandemic-related decline in air travel. The Fund sold its shares of Alaska Air in light of the company’s heavy reliance on business travel, which, in our view, is likely to rebound more slowly than leisure travel. The Fund continues to hold shares in Southwest, because of the company’s greater reliance on leisure travel and our belief that Southwest has sustainable competitive advantages versus its peers.

What were some of the Fund’s largest purchases and sales during the reporting period?

Significant new purchases during the reporting period included shares of LPL Financial Holdings, Fastenal and Texas Instruments.

LPL Financial is the largest independent broker-dealer in the United States, with a network of over 16,000 financial advisers overseeing nearly $700 billion of client assets as of March 31, 2020; Fastenal is a distributor of industrial and construction maintenance repair and operations supplies, primarily in North America; and Texas Instruments (“TI”) is the leading global manufacturer of analog and embedded processing semiconductors, with roughly 20% of the global market.

The Fund’s most significant sales included positions in Nvidia and Alaska Air, both mentioned earlier. The sale of Nvidia shares reflected our opinion that the company’s decision to acquire Arm Holdings was a poor use of capital likely to earn a weak return on investment. The Fund sold its position in Alaska Air because the pandemic—which caused air travel to drop steeply—has had a negative impact on the company’s business. Alaska relies heavily on business travel to generate profits, and we believe that business travel will be slow to recover even after a COVID-19 vaccine is approved. We think that many businesses will conclude, based on their experience over the last nine months, that they do not need to return to

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

their pre-pandemic levels of travel, and can conduct more meetings remotely.

How did the Fund’s sector and/or country weightings change during the reporting period?

The Fund’s weightings in the information technology, health care and communication services sectors increased during the reporting period, with some of the increase attributable to relatively strong stock appreciation in those sectors. During the same period, the Fund’s weightings decreased in the industrials, materials and consumer staples sectors. The biggest increases in the Fund’s country weightings were in the United States and Taiwan, while the biggest decreases were in Japan and France.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund held its largest overweight allocations relative to the MSCI World Index in the health care, information technology and industrials sectors. As of the same date, the Fund’s most significantly underweight allocations were in the utilities, real estate and energy sectors. From a country perspective, the Fund’s largest overweights were in China, Sweden and Italy, while its most significant underweights were in the United States, Japan and Germany.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Capital Growth Fund

Portfolio of Investments October 31, 2020

	Shares	Value
Common Stocks 98.8%†
Australia 3.3%
CSL, Ltd. (Biotechnology)	4,683	$946,556
REA Group, Ltd. (Interactive Media & Services)	3,969	329,951
Regis Resources, Ltd. (Metals & Mining)	117,171	341,792
Saracen Mineral Holdings, Ltd. (Metals & Mining) (a)	147,661	585,381

		2,203,680

Canada 3.7%
Alimentation Couche-Tard, Inc., Class B (Food & Staples Retailing)	19,754	608,351
Canadian National Railway Co. (Road & Rail)	6,386	634,382
Constellation Software, Inc. (Software)	698	732,730
Kirkland Lake Gold, Ltd. (Metals & Mining)	9,604	437,561

		2,413,024

China 3.5%
A-Living Services Co., Ltd., Class H (Commercial Services & Supplies) (b)	25,750	107,949
Autohome, Inc., ADR (Interactive Media & Services)	7,001	668,945
Hangzhou Robam Appliances Co., Ltd., Class A (Household Durables)	58,700	320,037
Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	6,421	341,790
Zhejiang Weixing New Building Materials Co., Ltd., Class A (Building Products)	302,939	845,491

		2,284,212

Denmark 2.4%
Coloplast A/S, Class B (Health Care Equipment & Supplies)	3,720	542,869
Genmab A/S (Biotechnology) (a)	1,437	478,625
Novo Nordisk A/S, Class B (Pharmaceuticals)	8,578	550,954

		1,572,448

France 0.9%
Sartorius Stedim Biotech (Life Sciences Tools & Services)	1,535	582,087

Hong Kong 2.2%
AIA Group, Ltd. (Insurance)	34,400	324,143
Hong Kong Exchanges & Clearing, Ltd. (Capital Markets)	15,600	744,936
WH Group, Ltd. (Food Products) (b)	479,500	376,673

		1,445,752

Indonesia 0.5%
PT Bank Central Asia Tbk (Banks)	164,900	326,417

Ireland 1.0%
Accenture PLC, Class A (IT Services)	2,882	625,135

	Shares	Value
Italy 2.5%
DiaSorin S.p.A. (Health Care Equipment & Supplies)	1,633	$358,503
FinecoBank Banca Fineco S.p.A (Banks) (a)	51,779	708,577
Recordati Industria Chimica e Farmaceutica S.p.A (Pharmaceuticals)	10,973	568,569

		1,635,649

Japan 5.0%
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)	6,900	265,007
Digital Arts, Inc. (Software)	5,300	373,093
Lasertec Corp. (Semiconductors & Semiconductor Equipment)	5,700	492,173
NEXON Co., Ltd. (Entertainment)	41,000	1,143,121
Unicharm Corp. (Household Products)	14,200	656,459
Zenkoku Hosho Co., Ltd. (Diversified Financial Services)	9,700	379,865

		3,309,718

Jordan 1.3%
Hikma Pharmaceuticals PLC (Pharmaceuticals)	26,001	845,476

Malaysia 0.5%
Hartalega Holdings Bhd (Health Care Equipment & Supplies)	75,300	326,209

Malta 0.5%
Kindred Group PLC (Hotels, Restaurants & Leisure)	43,221	329,316

Mexico 0.8%
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	217,700	527,123

Netherlands 1.8%
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	1,800	654,068
BE Semiconductor Industries N.V. (Semiconductors & Semiconductor Equipment)	12,920	521,990

		1,176,058

New Zealand 0.5%
Fisher & Paykel Healthcare Corp., Ltd. (Health Care Equipment & Supplies)	14,810	342,733

Norway 0.5%
Salmar ASA (Food Products) (a)	6,289	317,854

Portugal 0.6%
Jeronimo Martins SGPS S.A. (Food & Staples Retailing)	26,615	422,801

Singapore 0.5%
Singapore Exchange, Ltd. (Capital Markets)	50,700	321,433

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
South Africa 0.3%
FirstRand, Ltd. (Diversified Financial Services)	78,919	$182,340

Spain 1.3%
Amadeus IT Group S.A. (IT Services)	7,453	355,799
Industria de Diseno Textil S.A. (Specialty Retail) (c)	20,682	510,410

		866,209

Sweden 2.8%
Atlas Copco A.B., Class B (Machinery)	13,206	506,519
Epiroc A.B., Class B (Machinery)	20,124	288,571
Evolution Gaming Group A.B. (Hotels, Restaurants & Leisure) (b)	5,737	426,162
Swedish Match A.B. (Tobacco)	8,048	606,512

		1,827,764

Switzerland 1.2%
Kuehne & Nagel International A.G., Registered (Marine)	1,989	397,171
Partners Group Holding A.G. (Capital Markets)	404	364,193

		761,364

Taiwan 1.2%
eMemory Technology, Inc. (Semiconductors & Semiconductor Equipment)	9,000	179,349
Largan Precision Co., Ltd. (Electronic Equipment, Instruments & Components)	3,000	317,269
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	21,000	317,164

		813,782

United Kingdom 3.3%
Admiral Group PLC (Insurance)	14,826	528,195
Ferguson PLC (Trading Companies & Distributors)	6,763	676,560
Fevertree Drinks PLC (Beverages)	14,993	391,382
Games Workshop Group PLC (Leisure Products)	1,258	169,004
Howden Joinery Group PLC (Trading Companies & Distributors) (a)	51,975	428,780

		2,193,921

United States 56.7%
Adobe, Inc. (Software) (a)	1,109	495,834
Alexion Pharmaceuticals, Inc. (Biotechnology) (a)	7,595	874,488
Align Technology, Inc. (Health Care Equipment & Supplies) (a)	2,052	874,316
Alphabet, Inc., Class A (Interactive Media & Services) (a)	530	856,538
Amazon.com, Inc. (Internet & Direct Marketing Retail) (a)	160	485,784
American Express Co. (Consumer Finance)	3,420	312,041
Apple, Inc. (Technology Hardware, Storage & Peripherals)	7,692	837,351
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	10,993	651,115

	Shares	Value
United States (continued)
Arista Networks, Inc. (Communications Equipment) (a)	2,694	$562,777
Automatic Data Processing, Inc. (IT Services)	4,048	639,422
Booking Holdings, Inc. (Internet & Direct Marketing Retail) (a)	292	473,770
Bruker Corp. (Life Sciences Tools & Services)	7,915	336,704
Copart, Inc. (Commercial Services & Supplies) (a)	6,533	720,982
Costco Wholesale Corp. (Food & Staples Retailing)	2,840	1,015,641
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods) (a)	2,307	584,525
Dollar General Corp. (Multiline Retail)	1,549	323,292
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	1,396	528,135
Donaldson Co., Inc. (Machinery)	5,772	274,170
Electronic Arts, Inc. (Entertainment) (a)	4,600	551,218
Expeditors International of Washington, Inc. (Air Freight & Logistics)	3,511	310,267
Exponent, Inc. (Professional Services)	7,748	539,183
Fastenal Co. (Trading Companies & Distributors)	22,099	955,340
Fortinet, Inc. (Software) (a)	6,591	727,449
Gentex Corp. (Auto Components)	23,579	652,431
Home Depot, Inc. (Specialty Retail)	2,443	651,573
IDEXX Laboratories, Inc. (Health Care Equipment & Supplies) (a)	1,368	581,154
Incyte Corp. (Biotechnology) (a)	5,150	446,196
Intuit, Inc. (Software)	2,177	685,058
Intuitive Surgical, Inc. (Health Care Equipment & Supplies) (a)	411	274,170
Jack Henry & Associates, Inc. (IT Services)	1,905	282,416
Jazz Pharmaceuticals PLC (Pharmaceuticals) (a)	2,408	346,993
KLA Corp. (Semiconductors & Semiconductor Equipment)	3,497	689,538
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	2,268	775,837
Liberty Media Corp-Liberty SiriusXM (Media) (a)
Class A	8,034	277,735
Class C	753	26,054
LPL Financial Holdings, Inc. (Capital Markets)	14,509	1,159,704
Masimo Corp. (Health Care Equipment & Supplies) (a)	4,530	1,013,905
Mastercard, Inc., Class A (IT Services)	3,093	892,764
Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (a)	725	723,485
Microsoft Corp. (Software)	5,800	1,174,326
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	3,078	983,729
Monster Beverage Corp. (Beverages) (a)	14,975	1,146,636
MSCI, Inc. (Capital Markets)	858	300,163
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	3,992	479,359
Paychex, Inc. (IT Services)	7,790	640,727
Rollins, Inc. (Commercial Services & Supplies)	4,641	268,482

12	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United States (continued)
S&P Global, Inc. (Capital Markets)	1,814	$585,432
Southwest Airlines Co. (Airlines)	9,004	355,928
Starbucks Corp. (Hotels, Restaurants & Leisure)	6,708	583,328
T. Rowe Price Group, Inc. (Capital Markets)	3,642	461,296
Take-Two Interactive Software, Inc. (Entertainment) (a)	4,149	642,763
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	4,606	665,982
TJX Cos., Inc. (Specialty Retail)	9,151	464,871
Trex Co., Inc. (Building Products) (a)	9,283	645,540
Union Pacific Corp. (Road & Rail)	3,315	587,385
UnitedHealth Group, Inc. (Health Care Providers & Services)	2,142	653,610
Veeva Systems, Inc., Class A (Health Care Technology) (a)	2,450	661,622
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	1,200	326,484
Western Alliance Bancorp (Banks)	7,371	303,685
Wingstop, Inc. (Hotels, Restaurants & Leisure)	5,365	624,110
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	4,662	553,333
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	3,301	308,082
Zoetis, Inc. (Pharmaceuticals)	3,148	499,115

		37,325,343

Total Common Stocks (Cost $47,881,463)		64,977,848

Short-Term Investments 1.8%
Affiliated Investment Company 1.1%
United States 1.1%
MainStay U.S. Government Liquidity Fund, 0.02% (d)	738,880	738,880

	Shares	Value
Unaffiliated Investment Company 0.7%
United States 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09% (d)(e)	487,661	$487,661

Total Short-Term Investments (Cost $1,226,541)		1,226,541

Total Investments (Cost $49,108,004)	100.6%	66,204,389
Other Assets, Less Liabilities	(0.6)	(401,266)
Net Assets	100.0%	$65,803,123

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

All or a portion of this security was held on loan. As of October 31, 2020, the aggregate market value of securities on loan was $459,310. The Fund received cash collateral with a value of $487,661 (See Note 2(J)).

(d)	Current yield as of October 31, 2020.

(e)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$64,977,848	$—	$—	$64,977,848
Short-Term Investments
Affiliated Investment Company	738,880	—	—	738,880
Unaffiliated Investment Company	487,661	—	—	487,661

Total Short-Term Investments	1,226,541	—	—	1,226,541

Total Investments in Securities	$66,204,389	$—	$—	$66,204,389

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification

	Value	Percent †
Air Freight & Logistics	$310,267	0.5%
Airlines	355,928	0.5
Auto Components	652,431	1.0
Banks	1,338,679	2.0
Beverages	1,538,018	2.3
Biotechnology	2,745,865	4.2
Building Products	1,491,031	2.3
Capital Markets	3,937,157	6.0
Commercial Services & Supplies	1,097,413	1.7
Communications Equipment	562,777	0.8
Consumer Finance	312,041	0.5
Diversified Financial Services	562,205	0.8
Electronic Equipment, Instruments & Components	317,269	0.5
Entertainment	2,337,102	3.5
Food & Staples Retailing	2,573,916	3.9
Food Products	694,527	1.1
Health Care Equipment & Supplies	4,640,343	7.0
Health Care Providers & Services	653,610	1.0
Health Care Technology	661,622	1.0
Hotels, Restaurants & Leisure	3,140,923	4.8
Household Durables	320,037	0.5
Household Products	656,459	1.0
Insurance	852,338	1.3
Interactive Media & Services	1,855,434	2.8
Internet & Direct Marketing Retail	959,554	1.5
IT Services	3,436,263	5.2
Leisure Products	169,004	0.3
Life Sciences Tools & Services	1,642,276	2.5
Machinery	1,069,260	1.6
Marine	397,171	0.6
Media	303,789	0.5
Metals & Mining	1,364,734	2.1
Multiline Retail	323,292	0.5
Pharmaceuticals	3,076,114	4.7
Professional Services	539,183	0.8
Road & Rail	1,221,767	1.9
Semiconductors & Semiconductor Equipment	6,484,278	9.8
Software	4,188,490	6.4
Specialty Retail	1,626,854	2.5
Technology Hardware, Storage & Peripherals	837,351	1.3
Textiles, Apparel & Luxury Goods	1,063,884	1.6
Tobacco	606,512	0.9
Trading Companies & Distributors	2,060,680	3.1

	64,977,848	98.8
Short-Term Investments	1,226,541	1.8
Other Assets, Less Liabilities	(401,266)	-0.6

Net Assets	$65,803,123	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $48,369,124) including securities on loan of $459,310	$65,465,509
Investment in affiliated investment company, at value (identified cost $738,880)	738,880
Cash denominated in foreign currencies (identified cost $9,993)	9,895
Receivables:
Dividends	137,057
Fund shares sold	15,907
Securities lending	260
Other assets	24,845

Total assets	66,392,353

Liabilities
Cash collateral received for securities on loan	487,661
Payables:
Manager (See Note 3)	69,778
Shareholder communication	12,208
Professional fees	6,837
Transfer agent (See Note 3)	3,264
Custodian	3,000
NYLIFE Distributors (See Note 3)	2,770
Trustees	88
Accrued expenses	3,624

Total liabilities	589,230

Net assets	$65,803,123

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$4,551
Additional paid-in capital	36,613,126

36,617,677
Total distributable earnings (loss)	29,185,446

Net assets	$65,803,123

Class A
Net assets applicable to outstanding shares	$6,732,934

Shares of beneficial interest outstanding	466,551

Net asset value per share outstanding	$14.43
Maximum sales charge (5.50% of offering price)	0.84

Maximum offering price per share outstanding	$15.27

Investor Class
Net assets applicable to outstanding shares	$1,415,758

Shares of beneficial interest outstanding	98,335

Net asset value per share outstanding	$14.40
Maximum sales charge (5.00% of offering price)	0.76

Maximum offering price per share outstanding	$15.16

Class C
Net assets applicable to outstanding shares	$1,152,338

Shares of beneficial interest outstanding	81,702

Net asset value and offering price per share outstanding	$14.10

Class I
Net assets applicable to outstanding shares	$56,502,093

Shares of beneficial interest outstanding	3,904,817

Net asset value and offering price per share outstanding	$14.47

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Dividends (a)	$1,230,800
Securities lending	32,487

Total income	1,263,287

Expenses
Manager (See Note 3)	792,344
Professional fees	67,505
Registration	59,067
Custodian	37,411
Distribution/Service—Class A (See Note 3)	12,821
Distribution/Service—Investor Class (See Note 3)	3,231
Distribution/Service—Class C (See Note 3)	11,303
Transfer agent (See Note 3)	13,770
Shareholder communication	9,227
Interest expense	5,193
Trustees	2,009
Miscellaneous	5,685

Total expenses before waiver/reimbursement	1,019,566
Expense waiver/reimbursement from Manager (See Note 3)	(33,434)

Net expenses	986,132

Net investment income (loss)	277,155

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	19,412,188
Foreign currency transactions	(8,103)

Net realized gain (loss)	19,404,085

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(2,806,579)
Translation of other assets and liabilities in foreign currencies	5,164

Net change in unrealized appreciation (depreciation)	(2,801,415)

Net realized and unrealized gain (loss)	16,602,670

Net increase (decrease) in net assets resulting from operations	$16,879,825

(a)	Dividends recorded net of foreign withholding taxes in the amount of $68,680.

16	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$277,155	$755,061
Net realized gain (loss) on Investments	19,404,085	5,726,107
Net change in unrealized appreciation (depreciation)	(2,801,415)	11,926,408

Net increase (decrease) in net assets resulting from operations	16,879,825	18,407,576

Distributions to shareholders:
Class A	(216,436)	(17,118)
Investor Class	(60,202)	(5,917)
Class C	(58,323)	(2,740)
Class I	(6,493,759)	(7,920,870)

Total distributions to shareholders	(6,828,720)	(7,946,645)

Capital share transactions:
Net proceeds from sale of shares	5,483,276	4,347,500
Net asset value of shares issued in connection with the acquisition of MainStay Epoch Global Choice Fund	—	15,678,147
Net asset value of shares issued to shareholders in reinvestment of distributions	6,767,399	7,906,281
Cost of shares redeemed	(82,415,573)	(19,787,500)

Increase (decrease) in net assets derived from capital share transactions	(70,164,898)	8,144,428

Net increase (decrease) in net assets	(60,113,793)	18,605,359

Net Assets
Beginning of year	125,916,916	107,311,557

End of year	$65,803,123	$125,916,916

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,					June 30, 2016^ through October 31,

Class A	2020		2019	2018	2017	2016

Net asset value at beginning of period	$13.20		$12.21	$12.55	$10.10	$10.00

Net investment income (loss)	0.00	(a)‡	0.07 (a)	0.07 (a)	0.05 (a)	0.01

Net realized and unrealized gain (loss) on investments	1.92		1.81	0.02	2.42	0.09

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	1.92		1.88	0.09	2.47	0.10

Less distributions:

From net investment income	(0.07)		(0.08)	(0.07)	(0.02)	—

From net realized gain on investments	(0.62)		(0.81)	(0.36)	—	—

Total distributions	(0.69)		(0.89)	(0.43)	(0.02)	—

Net asset value at end of period	$14.43		$13.20	$12.21	$12.55	$10.10

Total investment return (b)	15.31%		16.82%	0.63%	24.52%	1.00%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.01%		0.58%	0.57%	0.46%	0.22	%††

Net expenses (c)	1.13%		1.15%	1.15%	1.15%	1.20	%††

Expenses (before waiver/reimbursement) (c)	1.16%		1.27%	1.15%	1.15%	1.61	%††

Portfolio turnover rate	43%		46%	51%	56%	26%

Net assets at end of period (in 000’s)	$6,733		$4,041	$268	$110	$25

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,					June 30, 2016^ through October 31,

Investor Class	2020		2019	2018	2017	2016

Net asset value at beginning of period	$13.16		$12.18	$12.54	$10.10	$10.00

Net investment income (loss)	(0.02	)(a)	0.04 (a)	0.05 (a)	0.05 (a)	0.01

Net realized and unrealized gain (loss) on investments	1.92		1.80	0.01	2.41	0.09

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	1.90		1.84	0.06	2.46	0.10

Less distributions:

From net investment income	(0.04)		(0.05)	(0.06)	(0.02)	—

From net realized gain on investments	(0.62)		(0.81)	(0.36)	—	—

Total distributions	(0.66)		(0.86)	(0.42)	(0.02)	—

Net asset value at end of period	$14.40		$13.16	$12.18	$12.54	$10.10

Total investment return (b)	15.14%		16.42%	0.40%	24.43%	1.00%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.17%)		0.30%	0.40%	0.39%	0.23	%††

Net expenses (c)	1.34%		1.43%	1.40%	1.27%	1.20	%††

Expenses (before waiver/reimbursement) (c)	1.36%		1.54%	1.40%	1.27%	1.61	%††

Portfolio turnover rate	43%		46%	51%	56%	26%

Net assets at end of period (in 000’s)	$1,416		$1,177	$78	$75	$25

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,								June 30, 2016^ through October 31,

Class C	2020		2019		2018		2017		2016

Net asset value at beginning of period	$12.97		$12.04		$12.44		$10.08		$10.00

Net investment income (loss)	(0.12	)(a)	(0.06	)(a)	(0.05	)(a)	(0.03	)(a)	(0.02)

Net realized and unrealized gain (loss) on investments	1.87		1.80		0.01		2.39		0.10

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)		(0.00)		(0.00)		(0.00)

Total from investment operations	1.75		1.74		(0.04)		2.36		0.08

Less distributions:

From net realized gain on investments	(0.62)		(0.81)		(0.36)		—		—

Net asset value at end of period	$14.10		$12.97		$12.04		$12.44		$10.08

Total investment return (b)	14.24%		15.59%		(0.38%)		23.41%		0.80%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.92%)		(0.46%)		(0.40%)		(0.27%)		(0.50	%)††

Net expenses (c)	2.09%		2.17%		2.15%		1.99%		1.95	% ††

Expenses (before waiver/reimbursement) (c)	2.11%		2.27%		2.15%		1.99%		2.36	% ††

Portfolio turnover rate	43%		46%		51%		56%		26%

Net assets at end of period (in 000’s)	$1,152		$1,236		$41		$41		$25

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,				June 30, 2016^ through October 31,

Class I	2020	2019	2018	2017	2016

Net asset value at beginning of period	$13.23	$12.24	$12.57	$10.11	$10.00

Net investment income (loss)	0.04 (a)	0.08 (a)	0.11 (a)	0.09 (a)	0.02

Net realized and unrealized gain (loss) on investments	1.92	1.83	0.01	2.40	0.09

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	1.96	1.91	0.12	2.49	0.11

Less distributions:

From net investment income	(0.10)	(0.11)	(0.09)	(0.03)	—

From net realized gain on investments	(0.62)	(0.81)	(0.36)	—	—

Total distributions	(0.72)	(0.92)	(0.45)	(0.03)	—

Net asset value at end of period	$14.47	$13.23	$12.24	$12.57	$10.11

Total investment return (b)	15.58%	17.11%	0.87%	24.74%	1.10%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.29%	0.66%	0.83%	0.78%	0.63	%††

Net expenses (c)	0.90%	0.90%	0.90%	0.93%	0.95	%††

Expenses (before waiver/reimbursement) (c)	0.93%	1.00%	0.90%	0.93%	1.36	%††

Portfolio turnover rate	43%	46%	51%	56%	26%

Net assets at end of period (in 000’s)	$56,502	$119,464	$106,925	$107,596	$82,970

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Capital Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares commenced operations on June 30, 2016. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2020, Class R6 shares were not yet offered for sale. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of October 31, 2020, SIMPLE Class shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

20	MainStay Epoch Capital Growth Fund

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended

October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020 were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2020 were valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method

21

Notes to Financial Statements (continued)

involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

22	MainStay Epoch Capital Growth Fund

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2020, the Fund did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 12 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund had securities on loan with an aggregate market value of $459,310 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $487,661.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and

23

Notes to Financial Statements (continued)

Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A,1.15% and Class I, 0.90%. These agreements will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $792,344 and waived fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $33,434 and paid the Subadvisor in the amount of $379,430.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class) C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $6,010 and $1,026, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2020, were $98 and $5, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived
Class A	$517	$—
Investor Class	2,608	—
Class C	2,295	—
Class I	8,350	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

24	MainStay Epoch Capital Growth Fund

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$1,025	$25,240	$(25,526)	$—	$—	$739	$10	$—	739

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$49,195,298	$18,240,682	$(1,231,591)	$17,009,091

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$1,391,366	$10,832,548	$(51,422)	$17,012,954	$29,185,446

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to Passive Foreign Investment Company (“PFIC”) adjustments. The other temporary differences are primarily due to amortization of organizational expenses.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2020 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(7,132,973)	$7,132,973

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$1,782,438	$1,611,971
Long-Term Capital Gain	5,046,282	6,334,674
Total	$6,828,720	$7,946,645

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate.

During the year ended October 31, 2020, the Fund utilized the line of credit for 26 days, maintained an average daily balance of $5,708,077 at a weighted average interest rate of 1.36% and incurred interest expense in the amount of $5,193. As of October 31, 2020, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

25

Notes to Financial Statements (continued)

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $44,887 and $121,227, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	239,000	$3,229,497
Shares issued to shareholders in reinvestment of distributions	16,668	211,190
Shares redeemed	(116,611)	(1,575,416)

Net increase (decrease) in shares outstanding before conversion	139,057	1,865,271
Shares converted into Class A (See Note 1)	21,301	286,849

Net increase (decrease)	160,358	$2,152,120

Year ended October 31, 2019:
Shares sold	52,504	$622,982
Shares issued in connection with the acquisition of MainStay Epoch Global Choice Fund	353,817	4,236,858
Shares issued to shareholders in reinvestment of distributions	1,553	17,117
Shares redeemed	(122,937)	(1,522,873)

Net increase (decrease) in shares outstanding before conversion	284,937	3,354,084
Shares converted into Class A (See Note 1)	6,894	84,888
Shares converted from Class A (See Note 1)	(7,552)	(91,116)

Net increase (decrease)	284,279	$3,347,856

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	50,554	$634,358
Shares issued to shareholders in reinvestment of distributions	4,752	60,202
Shares redeemed	(25,159)	(311,389)

Net increase (decrease) in shares outstanding before conversion	30,147	383,171
Shares converted into Investor Class (See Note 1)	132	1,674
Shares converted from Investor Class (See Note 1)	(21,330)	(286,849)

Net increase (decrease)	8,949	$97,996

Year ended October 31, 2019:
Shares sold	12,695	$152,329
Shares issued in connection with the acquisition of MainStay Epoch Global Choice Fund	88,624	1,060,519
Shares issued to shareholders in reinvestment of distributions	537	5,917
Shares redeemed	(20,040)	(247,246)

Net increase (decrease) in shares outstanding before conversion	81,816	971,519
Shares converted into Investor Class (See Note 1)	8,095	97,660
Shares converted from Investor Class (See Note 1)	(6,899)	(84,888)

Net increase (decrease)	83,012	$984,291

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	29,319	$371,654
Shares issued to shareholders in reinvestment of distributions	4,637	57,917
Shares redeemed	(47,422)	(579,725)

Net increase (decrease) in shares outstanding before conversion	(13,466)	(150,154)
Shares converted from Class C (See Note 1)	(134)	(1,674)

Net increase (decrease)	(13,600)	$(151,828)

Year ended October 31, 2019:
Shares sold	26,716	$285,259
Shares issued in connection with the acquisition of MainStay Epoch Global Choice Fund	81,829	969,195
Shares issued to shareholders in reinvestment of distributions	252	2,740
Shares redeemed	(16,353)	(200,053)

Net increase (decrease) in shares outstanding before conversion	92,444	1,057,141
Shares converted from Class C (See Note 1)	(540)	(6,544)

Net increase (decrease)	91,904	$1,050,597

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	95,403	$1,247,767
Shares issued to shareholders in reinvestment of distributions	507,736	6,438,090
Shares redeemed	(5,728,339)	(79,949,043)

Net increase (decrease)	(5,125,200)	$(72,263,186)

Year ended October 31, 2019:
Shares sold	273,154	$3,286,930
Shares issued in connection with the acquisition of MainStay Epoch Global Choice Fund	785,469	9,411,575
Shares issued to shareholders in reinvestment of distributions	715,109	7,880,507
Shares redeemed	(1,477,350)	(17,817,328)

Net increase (decrease)	296,382	$2,761,684

26	MainStay Epoch Capital Growth Fund

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

27

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Epoch Capital Growth Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the four-year period then ended and the period from June 30, 2016 (commencement of operations) through October 31, 2016. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from June 30, 2016 through October 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

28	MainStay Epoch Capital Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $5,046,282 as long term capital gain distributions.

For the fiscal year ended October 31, 2020, the Fund designated approximately $1,550,156 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2020 should be multiplied by 42.27% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay Epoch Capital Growth Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

31

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay Epoch Capital Growth Fund

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1716812 MS203-20	MSECG11-12/20 (NYLIM) NL284

MainStay Epoch Global Equity

Yield Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/2/2006	–16.35 –11.48%	1.02 2.17%	4.92 5.51%	1.14 1.14%

Investor Class Shares[4]	Maximum 5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	–16.40 –11.53	1.02 2.17	4.91 5.50	1.11 1.11
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	–12.99 –12.14	1.41 1.41	4.72 4.72	1.86 1.86
Class I Shares[3]	No Sales Charge		12/27/2005	–11.31	2.43	5.78	0.89
Class R2 Shares	No Sales Charge		2/28/2014	–11.66	2.04	2.01	1.24
Class R3 Shares	No Sales Charge		2/29/2016	–11.87	3.04	N/A	1.49
Class R6 Shares	No Sales Charge		6/17/2013	–12.32	2.29	3.73	0.74

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

Performance figures for Class A shares and Class I shares include the historical performance of the Institutional shares and the Class P shares, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund) through November 15, 2009. The Epoch Global Equity Shareholder Yield Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc, the Fund’s subadvisor.

4.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 5.5%, which is reflected in the average annual total return figures shown.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

MSCI World Index[5]	4.36%	8.13%	8.64%
Global Equity Yield Composite Index[6]	–7.21	5.57	7.30
Morningstar World Large Stock Category Average[7]	5.91	7.46	7.53

5.

The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Global Equity Yield Composite Index as its secondary benchmark. The Global Equity Yield Composite Index consists of the MSCI World High Dividend Yield Index and the MSCI World Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI World High Dividend Yield Index is based on the MSCI World Index and is designed to reflect the performance of equities in the MSCI World Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI World Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid-cap equity universe across 23 developed markets countries. The MSCI World Minimum Volatility (USD) Index is calculated by optimizing the MSCI World Index for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The Morningstar World Large Stock Category Average is representative of funds that invest the majority of their assets in developed markets, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,046.10	$5.61	$1,019.66	$5.53	1.09%

Investor Class Shares	$1,000.00	$1,045.90	$5.81	$1,019.46	$5.74	1.13%

Class C Shares	$1,000.00	$1,042.10	$9.44	$1,015.89	$9.32	1.84%

Class I Shares	$1,000.00	$1,046.90	$4.32	$1,020.91	$4.27	0.84%

Class R2 Shares	$1,000.00	$1,045.30	$6.43	$1,018.85	$6.34	1.25%

Class R3 Shares	$1,000.00	$1,044.10	$7.66	$1,017.65	$7.56	1.49%

Class R6 Shares	$1,000.00	$1,035.00	$3.79	$1,021.42	$3.76	0.74%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2020 (Unaudited)

United States	59.8%

United Kingdom	6.8

Germany	6.5

France	5.5

Canada	5.1

Italy	3.0

Switzerland	2.8

Japan	2.1

Republic of Korea	2.1

Taiwan	1.8%

Denmark	0.6

Norway	0.6

Singapore	0.6

Sweden	0.6

Australia	0.2

Other Assets, Less Liabilities	1.9

100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of October 31, 2020 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Verizon Communications, Inc.

3.	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR

4.	Snam S.p.A.

5.	Nutrien, Ltd.
6.	Unilever PLC

7.	Takeda Pharmaceutical Co., Ltd.

8.	AbbVie, Inc.

9.	Samsung Electronics Co., Ltd.

10.	Eaton Corp. PLC

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Kera Van Valen, CFA, John Tobin, PhD, CFA, Michael A. Welhoelter, CFA, and William W. Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Equity Yield Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay Epoch Global Equity Yield Fund returned –11.31%, underperforming the 4.36% return of the Fund’s primary benchmark, the MSCI World Index. Over the same period, Class I shares underperformed the –7.21% return of the Global Equity Yield Composite Index, which is the Fund’s secondary benchmark, and the 5.91% return of the Morningstar World Large Stock Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund participated in the market rally during the end of 2019. However, performance was challenged during the pandemic-related sell-off in February and March 2020. Fund performance encountered additional headwinds throughout the remainder of the reporting period when the market rally was led by a handful of U.S. mega-cap stocks in the information technology, consumer discretionary and communication services sectors.

Compared to the MSCI World Index, the Fund held underweight exposure to the information technology sector, a stance that significantly detracted from relative returns. Disappointing stock selection in information technology further detracted as the high-flying technology hardware and software stocks that drove the market’s rise did not tend to exhibit the Fund’s targeted shareholder-yield characteristics. Stock selection in communication services was undermined by the Fund’s telecommunications holdings, and by holdings in a movie theater chain operator that the Fund sold in March near the nadir of the market’s sell-off. Relatively overweight exposure to pharmaceuticals in the health care sector detracted as the market contemplated the potential regulatory implications of the U.S. presidential election outcome and progress on a COVID-19 vaccine. By country, holdings in the United States detracted most, followed by holdings in France.

On the positive side, strong stock selection along with underweight exposure in the industrials sector enhanced the Fund’s benchmark-relative performance.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

The sharp sell-off across all sectors that began in February 2020 was broadly based and indiscriminate. Concerns about the capacity for businesses to continue with their shareholder distribution practices weighed on performance as equity markets sold off and owning dividend-yielding companies undermined returns. While government restrictions placed strains on wide sectors of the global economy, not all businesses faced the same degree of stress. As the recovery ensued, the Fund participated modestly; however, exposure to dividend-yielding stocks remained a headwind as the market was primarily driven by a handful of mega-cap names in the information technology, consumer discretionary and communication services sectors.

During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?

During the reporting period, the strongest positive sector contributions to the Fund’s performance relative to the MSCI World Index came from industrials, with over half the effect derived from holdings in the aerospace & defense and air freight & logistics industries. (Contributions take weightings and total returns into account.) Relatively underweight exposure to the industrials sector also contributed positively. Within financials, underweight exposure to the banking industry enhanced relative returns, though the effect was offset by disappointing results from the Fund’s insurance industry holdings.

During the same period, underweight exposure to the information technology sector—the strongest performing sector by far in the benchmark—proved the most significant detractor from the Fund’s relative performance. Stock selection within the sector also detracted. Stock selection in communication services was challenged by the Fund’s telecommunications holdings, and by holdings in a movie theater chain operator that the Fund exited in the midst of the market sell-off. Stock selection and underweight exposure in the consumer discretionary sector further detracted from relative returns, along with stock selection in health care as the Fund’s pharmaceutical holdings were pressured. Overweight exposure to the energy sector further dampened relative results as an oil price war disrupted supply, and global oil demand remained subdued due to the pandemic-related economic slowdown.

On a country basis, the strongest positive contribution to the Fund’s relative performance came from investments in Japan, while U.S. holdings detracted.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Top contributors to the Fund’s absolute performance during the reporting period included semiconductor manufacturer Taiwan

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

Semiconductor (“TSMC”), and consumer electronics and services company Apple.

Shares in TSMC, one of the largest semiconductor manufacturers in the world, benefited from production stumbles by competitor Intel and from increased demand for foundry services. With Intel delaying the launch of their next node size, expectations grew that TSMC would see additional foundry demand, making the company one of the two top suppliers of leading-edge semiconductor production in the world, along with Samsung. As of October 31, 2020, the company pays a well-covered dividend.

Apple shares outperformed on strong underlying demand both on its service and accessories side, as well as a return of iPhone sales growth. Customer demand for the company’s iPhone 11 handset lineup proved strong despite the anticipation of a 5G variant which was announced in October. Additionally, service adoption expanded to provide a strong driver of revenue growth regardless of iPhone demand. As of October 31, 2020, Apple returns cash to shareholders through dividends and share repurchases.

Paris-based global real estate company Unibail-Rodamco-Westfield and U.S. regulated utility CenterPoint Energy were the largest detractors from the Fund’s absolute performance during the reporting period. Both were discussed in detail in the Fund’s April 30, 2020 semiannual report. Other significant detractors during the full reporting period included Paris-based global insurance company AXA and U.K.-based financial services provider Lloyds Banking Group.

AXA shares traded lower in the March 2020 market sell-off (comparable with shares of the company’s insurance and financial company peers), and then partially recovered as lockdowns were eased and equity markets recovered. Concerns about the impact of low interest rates on investment income, higher mortality experience, and disputes regarding claims for coverage under business interruption contracts remained challenges for the insurance industry. Facing pressure from regulators, AXA’s board decided to pay the annual dividend for 2019 in two installments. While the first was paid, a subsequent regulatory notice in late July 2020 led AXA to cancel the second installment, which pressured shares. A further headwind emerged in September with an adverse ruling in a U.K. court case regarding coverage for business interruption claims. While AXA was not directly involved, the case increased uncertainty as to the ultimate resolution of certain business interruption claims. In our opinion, as of October 31, 2020, AXA’s business franchise remains strong and the company enjoys robust capital strength and liquidity. The company continues to have a transparent capital allocation policy with the ability to pay an attractive, growing dividend supported by earnings, and to maintain a strong regulatory capital position. Debt reduction also remains a focus for management.

Lloyds is one of the largest banks operating in the U.K. Following the Global Financial Crisis of 2007-2008, the company repositioned itself as a straightforward, low-risk bank focused on consumer lending (mortgages, autos and credit cards), business lending to small and medium enterprises, insurance and wealth management. Shares traded lower—comparable with shares of the company’s financial-sector peers—in the March market sell-off, and shares remained depressed as the U.K. economy continued to struggle with the effects of the pandemic. The Fund sold its position at the end of March on concerns that regulators would either request or require banks to discontinue shareholder distributions in light of pandemic-related economic uncertainty. Following the decision to sell, under pressure from the Bank of England, Lloyds and the other major U.K. banks canceled dividends that they had announced on 2019 earnings.

What were some of the Fund’s largest purchases and sales during the reporting period?

A few positions were initiated during the reporting period, including holdings in industrial equipment distributor MSC Industrial (“MSC”) and medical device maker Medtronic.

Addressing a highly fragmented market, MSC focuses on product availability and customer service. Cash flows are sustained by maintaining strong customer relationships and by providing superior logistics and in-stock products to support customer needs. Growth is driven by market-share gains and by moving the company’s sales force from fulfillment to a partnership with its customers. This partnership allows MSC to provide customers with unique insights that drive down their bill of materials, and improve their products and manufacturing processes, pushing MSC’s cash margins higher. By leveraging its infrastructure and implementing a strong cost-reduction program, we believe the company is positioned to experience margin expansion and lower working capital requirements through better inventory management, leading to better cash generation. As of October 31, 2020, MSC returns cash through a growing dividend and regular share repurchases.

Medtronic develops and sells therapeutic and diagnostic medical devices to treat a variety of conditions, including cardiac rhythm diseases, vascular and heart disease, spinal conditions and diabetes. The company has also developed a line of advanced surgical devices and systems. Cash flows are sustained by Medtronic’s diversification across business segments, customer type and geography. Cash flow growth drivers include sales growth through penetration of existing markets and the creation of new markets with innovative new therapies; margin expansion from cost reduction and improved sourcing; and higher cash conversion from better working capital management. As of October 31, 2020, Medtronic returns capital to shareholders through regular share repurchases and a consistently growing dividend with a 40% earnings payout target.

10	MainStay Epoch Global Equity Yield Fund

Positions closed during the reporting period included global integrated energy company Royal Dutch Shell (another top detractor from the Fund’s total performance) and U.S. health care plan provider UnitedHealth Group.

Royal Dutch Shell shares declined along with those of other integrated oil companies as the energy sector suffered from supply dislocations caused by conflicts between major oil-producing countries, particularly Russia and Saudi Arabia, as well as the pandemic-related slump in energy demand. Given Shell’s weakened balance sheet, measured by net debt leverage or gearing, we became concerned about the company’s ability to maintain its dividend in a prolonged down cycle. We sold the Fund’s position to invest the proceeds in other more attractive opportunities.

In our opinion, UnitedHealth faced possible near-term slowing of earning and cash flow growth driven by a confluence of factors. These included continued customer assistance measures; normalization in medical utilization; rising acuity as a result of missed and deferred treatment; COVID-19 vaccine and treatment costs; and a shift from higher-margin commercial membership to lower-margin Medicaid membership. In light of these challenges, the Fund exited its position in favor of other opportunities.

How did the Fund’s sector and country weightings change during the reporting period?

During the reporting period, the Fund’s most significant sector allocation changes were decreases in exposure to energy and utilities. During the same period, the Fund significantly increased its information technology weighting and made smaller increases in its exposure to the communication services and health care sectors. From a country perspective, the Fund’s most significant allocation changes included increased exposure to the United States, South Korea and Taiwan, and reduced exposure to the U.K. and France. The Fund’s sector and country allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund’s largest sector allocations on an absolute basis were to information technology and health care, and its smallest total sector allocations were to real estate and energy. As of the same date, relative to the MSCI World Index, the Fund held its most overweight exposure to utilities, a defensive sector that is typically more heavily represented in the Fund. The Fund’s most significant underweight exposures were to the information technology and consumer discretionary sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2020

	Shares	Value
Common Stocks 96.6%†
Australia 0.2%
Macquarie Group, Ltd. (Capital Markets)	24,298	$2,164,772

Canada 5.1%
BCE, Inc. (Diversified Telecommunication Services)	385,725	15,500,800
Fortis, Inc. (Electric Utilities)	244,530	9,659,697
Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	151,270	7,866,040
Rogers Communications, Inc., Class B (Wireless Telecommunication Services)	174,600	7,092,511
Royal Bank of Canada (Banks)	167,919	11,741,600
TELUS Corp. (Diversified Telecommunication Services)	750,191	12,826,954

		64,687,602

Denmark 0.6%
Novo Nordisk A/S, Class B (Pharmaceuticals)	111,352	7,151,997

France 5.5%
AXA S.A. (Insurance)	511,330	8,218,183
Cie Generale des Etablissements Michelin SCA (Auto Components)	102,889	11,101,022
Danone S.A. (Food Products)	141,640	7,819,153
Orange S.A. (Diversified Telecommunication Services)	669,896	7,513,272
Sanofi (Pharmaceuticals)	178,609	16,094,274
SCOR S.E. (Insurance) (a)	205,466	4,991,714
TOTAL S.E. (Oil, Gas & Consumable Fuels)	457,512	13,757,965

		69,495,583

Germany 6.5%
Allianz S.E., Registered (Insurance)	94,426	16,612,559
BASF S.E. (Chemicals)	212,460	11,647,074
Bayer A.G., Registered (Pharmaceuticals)	117,142	5,506,292
Deutsche Post A.G., Registered (Air Freight & Logistics)	335,839	14,878,772
Deutsche Telekom A.G., Registered (Diversified Telecommunication Services)	447,191	6,807,131
Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Insurance)	72,778	17,019,990
Siemens A.G., Registered (Industrial Conglomerates)	81,064	9,507,207

		81,979,025

Italy 3.0%
Assicurazioni Generali S.p.A. (Insurance)	628,918	8,430,722
Snam S.p.A. (Gas Utilities)	3,833,198	18,705,561
Terna Rete Elettrica Nazionale S.p.A. (Electric Utilities)	1,639,999	11,085,785

		38,222,068

	Shares	Value
Japan 2.1%
Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals)	571,400	$17,677,679
Tokio Marine Holdings, Inc. (Insurance)	203,100	9,038,091

		26,715,770

Norway 0.6%
Orkla ASA (Food Products)	847,615	7,997,901

Republic of Korea 2.1%
Hyundai Glovis Co., Ltd. (Air Freight & Logistics)	58,479	8,632,443
Samsung Electronics Co., Ltd.
GDR (Technology Hardware, Storage & Peripherals)	12,672	16,004,736
GDR (Technology Hardware, Storage & Peripherals) (b)	1,219	1,539,597

		26,176,776

Singapore 0.6%
Singapore Exchange, Ltd. (Capital Markets)	1,202,600	7,624,376

Sweden 0.6%
Atlas Copco A.B., Class A (Machinery)	179,945	7,945,292

Switzerland 2.8%
Nestle S.A., Registered (Food Products)	106,898	12,019,394
Novartis A.G., Registered (Pharmaceuticals)	136,295	10,626,239
Roche Holding A.G. (Pharmaceuticals)	38,305	12,312,993

		34,958,626

Taiwan 1.8%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	273,481	22,936,851

United Kingdom 6.8%
AstraZeneca PLC, Sponsored ADR (Pharmaceuticals)	180,836	9,070,734
BAE Systems PLC (Aerospace & Defense)	2,177,163	11,197,439
British American Tobacco PLC (Tobacco)	391,515	12,416,440
British American Tobacco PLC,, Sponsored ADR (Tobacco)	131,395	4,188,873
Coca-Cola European Partners PLC (Beverages)	179,945	6,425,836
GlaxoSmithKline PLC (Pharmaceuticals)	750,515	12,560,066
National Grid PLC (Multi-Utilities)	918,435	10,934,557
Unilever PLC (Personal Products)	320,249	18,271,423

		85,065,368

United States 58.3%
AbbVie, Inc. (Biotechnology)	207,561	17,663,441
Altria Group, Inc. (Tobacco)	408,440	14,736,515

12	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United States (continued)
Ameren Corp. (Multi-Utilities)	161,238	$13,079,627
American Electric Power Co., Inc. (Electric Utilities)	139,413	12,537,411
American Tower Corp. (Equity Real Estate Investment Trusts)	33,851	7,773,882
Amgen, Inc. (Biotechnology)	48,995	10,628,975
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	112,243	13,304,163
Apple, Inc. (Technology Hardware, Storage & Peripherals)	152,218	16,570,451
AT&T, Inc. (Diversified Telecommunication Services)	517,566	13,984,633
BlackRock, Inc. (Capital Markets)	16,034	9,607,733
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	37,174	12,997,146
Chevron Corp. (Oil, Gas & Consumable Fuels)	91,309	6,345,976
Cisco Systems, Inc. (Communications Equipment)	401,456	14,412,270
CME Group, Inc. (Capital Markets)	33,851	5,102,023
Coca-Cola Co. (Beverages)	212,015	10,189,441
Comcast Corp., Class A (Media)	183,954	7,770,217
Dominion Energy, Inc. (Multi-Utilities)	202,661	16,281,785
Dow, Inc. (Chemicals)	242,676	11,039,331
Duke Energy Corp. (Electric Utilities)	112,688	10,379,692
Eaton Corp. PLC (Electrical Equipment)	168,810	17,520,790
Emerson Electric Co. (Electrical Equipment)	160,881	10,423,480
Entergy Corp. (Electric Utilities)	135,404	13,705,593
Enterprise Products Partners, L.P. (Oil, Gas & Consumable Fuels)	576,360	9,550,285
Evergy, Inc. (Electric Utilities)	132,732	7,326,806
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	516,675	8,302,967
Hasbro, Inc. (Leisure Products)	99,326	8,216,247
Home Depot, Inc. (Specialty Retail)	34,452	9,188,693
Intel Corp. (Semiconductors & Semiconductor Equipment)	185,290	8,204,641
International Business Machines Corp. (IT Services)	153,711	17,163,370
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	557,653	14,532,437
Johnson & Johnson (Pharmaceuticals)	103,780	14,229,276
JPMorgan Chase & Co. (Banks)	102,688	10,067,532
Kimberly-Clark Corp. (Household Products)	110,016	14,587,021
KLA Corp. (Semiconductors & Semiconductor Equipment)	87,300	17,213,814
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	165,247	7,941,771
Lazard, Ltd., Class A (Capital Markets)	236,512	7,963,359
Leggett & Platt, Inc. (Household Durables)	176,827	7,378,991

	Shares	Value
United States (continued)
Lockheed Martin Corp. (Aerospace & Defense)	31,726	$11,108,224
LyondellBasell Industries N.V., Class A (Chemicals)	121,596	8,323,246
Magellan Midstream Partners, L.P. (Oil, Gas & Consumable Fuels)	215,578	7,661,642
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	52,558	3,660,665
McDonald’s Corp. (Hotels, Restaurants & Leisure)	32,069	6,830,697
Medtronic PLC (Health Care Equipment & Supplies)	69,710	7,010,735
Merck & Co., Inc. (Pharmaceuticals)	213,351	16,046,129
MetLife, Inc. (Insurance)	368,062	13,931,147
Microsoft Corp. (Software)	136,295	27,595,649
MSC Industrial Direct Co., Inc., Class A (Trading Companies & Distributors)	26,332	1,834,287
Nutrien, Ltd. (Chemicals)	458,503	18,651,902
PepsiCo., Inc. (Beverages)	81,955	10,923,782
Pfizer, Inc. (Pharmaceuticals)	382,161	13,559,072
Philip Morris International, Inc. (Tobacco)	234,731	16,670,596
Phillips 66 (Oil, Gas & Consumable Fuels)	120,260	5,611,332
PNC Financial Services Group, Inc. (Banks)	62,589	7,002,457
Procter & Gamble Co. (Household Products)	75,274	10,320,065
T. Rowe Price Group, Inc. (Capital Markets)	53,003	6,713,360
Target Corp. (Multiline Retail)	58,297	8,873,969
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	120,260	17,388,393
Truist Financial Corp. (Banks)	220,923	9,305,277
United Parcel Service, Inc., Class B (Air Freight & Logistics)	58,348	9,167,054
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	38,750	8,991,550
Verizon Communications, Inc. (Diversified Telecommunication Services)	418,685	23,860,858
Watsco, Inc. (Trading Companies & Distributors)	51,222	11,480,899
WEC Energy Group, Inc. (Multi-Utilities)	149,212	15,003,267
Welltower, Inc. (Equity Real Estate Investment Trusts)	182,618	9,819,370

		735,267,409

Total Common Stocks (Cost $1,153,657,702)		1,218,389,416

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Short-Term Investment 1.5%
Affiliated Investment Company 1.5%
United States 1.5%
MainStay U.S. Government Liquidity Fund, 0.02% (c)	18,691,765	$18,691,765

Total Short-Term Investment (Cost $18,691,765)		18,691,765

Total Investments (Cost $1,172,349,467)	98.1%	1,237,081,181
Other Assets, Less Liabilities	1.9	24,302,418
Net Assets	100.0%	$1,261,383,599
†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Current yield as of October 31, 2020.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$1,218,389,416	$—	$—	$1,218,389,416
Short-Term Investment
Affiliated Investment Company	18,691,765	—	—	18,691,765

Total Investments in Securities	$1,237,081,181	$—	$—	$1,237,081,181

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$22,305,663	1.8%
Air Freight & Logistics	32,678,269	2.6
Auto Components	11,101,022	0.9
Banks	38,116,866	3.0
Beverages	27,539,059	2.2
Biotechnology	28,292,416	2.2
Capital Markets	39,175,623	3.1
Chemicals	49,661,553	3.9
Communications Equipment	14,412,270	1.1
Diversified Telecommunication Services	80,493,648	6.4
Electric Utilities	64,694,984	5.1
Electrical Equipment	27,944,270	2.2
Equity Real Estate Investment Trusts	32,125,689	2.5
Food Products	27,836,448	2.2
Gas Utilities	18,705,561	1.5
Health Care Equipment & Supplies	7,010,735	0.6
Hotels, Restaurants & Leisure	31,630,058	2.5
Household Durables	7,378,991	0.6
Household Products	24,907,086	2.0
Industrial Conglomerates	9,507,207	0.8
Insurance	78,242,406	6.2
IT Services	17,163,370	1.4
Leisure Products	8,216,247	0.6
Machinery	7,945,292	0.6
Media	7,770,217	0.6
Multi-Utilities	55,299,236	4.4
Multiline Retail	8,873,969	0.7
Oil, Gas & Consumable Fuels	42,927,200	3.4
Personal Products	18,271,423	1.4
Pharmaceuticals	134,834,751	10.7
Semiconductors & Semiconductor Equipment	95,705,673	7.6
Software	27,595,649	2.2
Specialty Retail	9,188,693	0.7
Technology Hardware, Storage & Peripherals	34,114,784	2.7
Textiles, Apparel & Luxury Goods	8,302,967	0.7
Tobacco	48,012,424	3.8
Trading Companies & Distributors	13,315,186	1.1
Wireless Telecommunication Services	7,092,511	0.6

	1,218,389,416	96.6
Short-Term Investment	18,691,765	1.5
Other Assets, Less Liabilities	24,302,418	1.9

Net Assets	$1,261,383,599	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $1,153,657,702)	$1,218,389,416
Investment in affiliated investment company, at value (identified cost $18,691,765)	18,691,765
Receivables:
Investment securities sold	28,108,016
Dividends	9,006,329
Fund shares sold	1,047,107
Securities lending	1,198
Other assets	63,961

Total assets	1,275,307,792

Liabilities
Due to custodian	1,087,678
Payables:
Investment securities purchased	8,637,413
Fund shares redeemed	2,710,651
Manager (See Note 3)	903,426
Transfer agent (See Note 3)	391,753
Shareholder communication	64,557
NYLIFE Distributors (See Note 3)	63,602
Professional fees	39,369
Custodian	23,372
Trustees	1,836
Accrued expenses	536

Total liabilities	13,924,193

Net assets	$1,261,383,599

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$79,866
Additional paid-in capital	1,413,636,683

1,413,716,549
Total distributable earnings (loss)	(152,332,950)

Net assets	$1,261,383,599

Class A
Net assets applicable to outstanding shares	$103,165,906

Shares of beneficial interest outstanding	6,517,404

Net asset value per share outstanding	$15.83
Maximum sales charge (5.50% of offering price)	0.92

Maximum offering price per share outstanding	$16.75

Investor Class
Net assets applicable to outstanding shares	$7,897,314

Shares of beneficial interest outstanding	499,934

Net asset value per share outstanding	$15.80
Maximum sales charge (5.00% of offering price)	0.83

Maximum offering price per share outstanding	$16.63

Class C
Net assets applicable to outstanding shares	$42,298,047

Shares of beneficial interest outstanding	2,689,341

Net asset value and offering price per share outstanding	$15.73

Class I
Net assets applicable to outstanding shares	$1,106,793,016

Shares of beneficial interest outstanding	70,081,852

Net asset value and offering price per share outstanding	$15.79

Class R2
Net assets applicable to outstanding shares	$458,560

Shares of beneficial interest outstanding	28,952

Net asset value and offering price per share outstanding	$15.84

Class R3
Net assets applicable to outstanding shares	$445,752

Shares of beneficial interest outstanding	28,176

Net asset value and offering price per share outstanding	$15.82

Class R6
Net assets applicable to outstanding shares	$325,004

Shares of beneficial interest outstanding	20,829

Net asset value and offering price per share outstanding	$15.60

16	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$61,853,946
Dividends-affiliated	195,286
Securities lending	157,643
Other	259

Total income	62,207,134

Expenses
Manager (See Note 3)	11,376,635
Transfer agent (See Note 3)	2,468,710
Distribution/Service—Class A (See Note 3)	275,509
Distribution/Service—Investor Class (See Note 3)	22,025
Distribution/Service—Class C (See Note 3)	715,046
Distribution/Service—Class R2 (See Note 3)	1,310
Distribution/Service—Class R3 (See Note 3)	2,436
Professional fees	181,884
Registration	149,571
Custodian	132,632
Trustees	38,520
Interest expense	2,374
Shareholder service (See Note 3)	1,011
Shareholder communication	370
Miscellaneous	76,624

Total expenses before waiver/reimbursement	15,444,657
Expense waiver/reimbursement from Manager (See Note 3)	(812,717)

Net expenses	14,631,940

Net investment income (loss)	47,575,194

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(200,324,101)
Foreign currency transactions	(277,547)

Net realized gain (loss)	(200,601,648)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(66,714,924)
Translation of other assets and liabilities in foreign currencies	325,890

Net change in unrealized appreciation (depreciation)	(66,389,034)

Net realized and unrealized gain (loss)	(266,990,682)

Net increase (decrease) in net assets resulting from operations	$(219,415,488)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,015,965.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$47,575,194	$70,637,852
Net realized gain (loss)	(200,601,648)	37,848,324
Net change in unrealized appreciation (depreciation)	(66,389,034)	104,390,082

Net increase (decrease) in net assets resulting from operations	(219,415,488)	212,876,258

Distributions to shareholders:
Class A	(5,145,312)	(11,156,669)
Investor Class	(414,339)	(851,967)
Class C	(3,136,339)	(10,468,761)
Class I	(70,734,292)	(184,934,046)
Class R2	(23,851)	(50,124)
Class R3	(20,647)	(57,129)
Class R6	(2,664,103)	(7,059,652)

Total distributions to shareholders	(82,138,883)	(214,578,348)

Capital share transactions:
Net proceeds from sale of shares	361,913,175	349,377,188
Net asset value of shares issued to shareholders in reinvestment of distributions	69,769,141	175,740,279
Cost of shares redeemed	(828,069,448)	(1,210,497,335)

Increase (decrease) in net assets derived from capital share transactions	(396,387,132)	(685,379,868)

Net increase (decrease) in net assets	(697,941,503)	(687,081,958)

Net Assets
Beginning of year	1,959,325,102	2,646,407,060

End of year	$1,261,383,599	$1,959,325,102

18	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020		2019		2018	2017	2016

Net asset value at beginning of year	$18.75		$18.38		$19.66	$17.42	$18.83

Net investment income (loss) (a)	0.46		0.57		0.60	0.49	0.53

Net realized and unrealized gain (loss) on investments	(2.59)		1.42		(1.30)	2.24	(0.41)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	0.00	(0.00)

Total from investment operations	(2.13)		1.99		(0.70)	2.73	0.12

Less distributions:

From net investment income	(0.45)		(0.59)		(0.56)	(0.49)	(0.51)

From net realized gain on investments	(0.34)		(1.03)		(0.02)	—	(1.02)

Total distributions	(0.79)		(1.62)		(0.58)	(0.49)	(1.53)

Net asset value at end of year	$15.83		$18.75		$18.38	$19.66	$17.42

Total investment return (b)	(11.48%)		11.66%		(3.64%)	15.88%	0.87%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.74%		3.17%		3.07%	2.62%	2.97%

Net expenses (c)	1.09	% (d)	1.10	%(d)	1.10%	1.14%	1.11	%(d)

Expenses (before waiver/reimbursement) (c)	1.14%		1.14%		1.16%	1.14%	1.11%

Portfolio turnover rate	40%		24%		15%	18%	21%

Net assets at end of year (in 000’s)	$103,166		$125,791		$134,136	$782,204	$900,737

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year ended October 31,

Investor Class	2020		2019		2018	2017	2016

Net asset value at beginning of year	$18.72		$18.35		$19.63	$17.39	$18.80

Net investment income (loss) (a)	0.46		0.57		0.54	0.49	0.53

Net realized and unrealized gain (loss) on investments	(2.59)		1.42		(1.24)	2.25	(0.41)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	0.00	(0.00)

Total from investment operations	(2.13)		1.99		(0.70)	2.74	0.12

Less distributions:

From net investment income	(0.45)		(0.59)		(0.56)	(0.50)	(0.51)

From net realized gain on investments	(0.34)		(1.03)		(0.02)	—	(1.02)

Total distributions	(0.79)		(1.62)		(0.58)	(0.50)	(1.53)

Net asset value at end of year	$15.80		$18.72		$18.35	$19.63	$17.39

Total investment return (b)	(11.53%)		11.67%		(3.65%)	15.93%	0.87%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.70%		3.15%		2.80%	2.66%	3.04%

Net expenses (c)	1.13	% (d)	1.11	%(d)	1.10%	1.11%	1.11	%(d)

Portfolio turnover rate	40%		24%		15%	18%	21%

Net assets at end of year (in 000’s)	$7,897		$10,067		$9,582	$10,849	$10,419

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class C	2020		2019		2018	2017	2016

Net asset value at beginning of year	$18.62		$18.25		$19.53	$17.30	$18.71

Net investment income (loss) (a)	0.34		0.44		0.40	0.35	0.40

Net realized and unrealized gain (loss) on investments	(2.57)		1.41		(1.25)	2.24	(0.41)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	0.00	(0.00)

Total from investment operations	(2.23)		1.85		(0.85)	2.59	(0.01)

Less distributions:

From net investment income	(0.32)		(0.45)		(0.41)	(0.36)	(0.38)

From net realized gain on investments	(0.34)		(1.03)		(0.02)	—	(1.02)

Total distributions	(0.66)		(1.48)		(0.43)	(0.36)	(1.40)

Net asset value at end of year	$15.73		$18.62		$18.25	$19.53	$17.30

Total investment return (b)	(12.14%)		10.88%		(4.41%)	15.08%	0.11%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.00%		2.47%		2.08%	1.91%	2.26%

Net expenses (c)	1.84	% (d)	1.85	%(d)	1.84%	1.86%	1.86	%(d)

Expenses (before waiver/reimbursement) (c)	1.88%		1.87%		1.85%	1.86%	1.86%

Portfolio turnover rate	40%		24%		15%	18%	21%

Net assets at end of year (in 000’s)	$42,298		$97,872		$138,182	$189,291	$221,557

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year ended October 31,

Class I	2020		2019		2018	2017	2016

Net asset value at beginning of year	$18.72		$18.34		$19.63	$17.39	$18.80

Net investment income (loss) (a)	0.50		0.62		0.59	0.53	0.57

Net realized and unrealized gain (loss) on investments	(2.59)		1.43		(1.25)	2.25	(0.40)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	0.00	(0.00)

Total from investment operations	(2.09)		2.05		(0.66)	2.78	0.17

Less distributions:

From net investment income	(0.50)		(0.64)		(0.61)	(0.54)	(0.56)

From net realized gain on investments	(0.34)		(1.03)		(0.02)	—	(1.02)

Total distributions	(0.84)		(1.67)		(0.63)	(0.54)	(1.58)

Net asset value at end of year	$15.79		$18.72		$18.34	$19.63	$17.39

Total investment return (b)	(11.31%)		12.03%		(3.44%)	16.20%	1.12%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.98%		3.44%		3.03%	2.87%	3.25%

Net expenses (c)	0.84	% (d)	0.85	%(d)	0.85%	0.89%	0.86	%(d)

Expenses (before waiver/reimbursement) (c)	0.89%		0.89%		0.91%	0.89%	0.86%

Portfolio turnover rate	40%		24%		15%	18%	21%

Net assets at end of year (in 000’s)	$1,106,793		$1,657,341		$2,279,815	$2,850,185	$2,817,292

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

20	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R2	2020		2019		2018	2017	2016

Net asset value at beginning of year	$18.77		$18.39		$19.67	$17.42	$18.83

Net investment income (loss) (a)	0.44		0.55		0.50	0.48	0.50

Net realized and unrealized gain (loss) on investments	(2.60)		1.42		(1.24)	2.25	(0.39)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	0.00	(0.00)

Total from investment operations	(2.16)		1.97		(0.74)	2.73	0.11

Less distributions:

From net investment income	(0.43)		(0.56)		(0.52)	(0.48)	(0.50)

From net realized gain on investments	(0.34)		(1.03)		(0.02)	—	(1.02)

Total distributions	(0.77)		(1.59)		(0.54)	(0.48)	(1.52)

Net asset value at end of year	$15.84		$18.77		$18.39	$19.67	$17.42

Total investment return (b)	(11.66%)		11.55%		(3.81%)	15.83%	0.77%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.59%		3.02%		2.60%	2.58%	2.86%

Net expenses (c)	1.24	% (d)	1.24	%(d)	1.27%	1.23%	1.21	%(d)

Portfolio turnover rate	40%		24%		15%	18%	21%

Net assets at end of year (in 000’s)	$459		$632		$583	$293	$374

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year ended October 31,						February 29, 2016^ through October 31,

Class R3	2020		2019		2018	2017	2016

Net asset value at beginning of period	$18.74		$18.36		$19.65	$17.41	$16.80

Net investment income (loss) (a)	0.40		0.53		0.47	0.29	0.29

Net realized and unrealized gain (loss) on investments	(2.60)		1.40		(1.26)	2.39	0.69

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00	)‡	(0.00)‡	0.00 ‡	0.01

Total from investment operations	(2.20)		1.93		(0.79)	2.68	0.99

Less distributions:

From net investment income	(0.38)		(0.52)		(0.48)	(0.44)	(0.38)

From net realized gain on investments	(0.34)		(1.03)		(0.02)	—	—

Total distributions	(0.72)		(1.55)		(0.50)	(0.44)	(0.38)

Net asset value at end of period	$15.82		$18.74		$18.36	$19.65	$17.41

Total investment return (b)	(11.87%)		11.28%		(4.10%)	15.53%	5.84%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.33%		2.92%		2.42%	1.54%	2.42%††

Net expenses (c)	1.49	% (d)	1.49	%(d)	1.52%	1.50%	1.45%††

Portfolio turnover rate	40%		24%		15%	18%	21%

Net assets at end of period (in 000’s)	$446		$568		$690	$543	$51

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R6	2020		2019		2018	2017	2016

Net asset value at beginning of year	$18.73		$18.35		$19.64	$17.40	$18.81

Net investment income (loss) (a)	0.54		0.63		0.63	0.48	0.53

Net realized and unrealized gain (loss) on investments	(2.81)		1.43		(1.27)	2.33	(0.34)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	0.00	(0.00)

Total from investment operations	(2.27)		2.06		(0.64)	2.81	0.19

Less distributions:

From net investment income	(0.52)		(0.65)		(0.63)	(0.57)	(0.58)

From net realized gain on investments	(0.34)		(1.03)		(0.02)	—	(1.02)

Total distributions	(0.86)		(1.68)		(0.65)	(0.57)	(1.60)

Net asset value at end of year	$15.60		$18.73		$18.35	$19.64	$17.40

Total investment return (b)	(12.32%)		12.14%		(3.32%)	16.36%	1.25%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.18%		3.50%		3.25%	2.55%	3.04%

Net expenses (c)	0.74	% (d)	0.75	%(d)	0.74%	0.74%	0.74	%(d)

Expenses (before waiver/reimbursement) (c)	0.76%		0.75%		0.74%	0.74%	0.74%

Portfolio turnover rate	40%		24%		15%	18%	21%

Net assets at end of year (in 000’s)	$325		$67,054		$83,418	$111,720	$33,404

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

22	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Class R6 shares commenced operations on June 17, 2013. Class R2 shares commenced operations on February 28, 2014. Class R3 shares commenced operations on February 29, 2016. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of October 31, 2020, SIMPLE Class shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure

23

Notes to Financial Statements (continued)

purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020, were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2020 were valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

24	MainStay Epoch Global Equity Yield Fund

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The

25

Notes to Financial Statements (continued)

Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2020, the Fund did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 12 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the

Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

26	MainStay Epoch Global Equity Yield Fund

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.70% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.09%; Class C, 1.84%; Class I, 0.84%; and Class R6, 0.74%. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $11,376,635 and waived fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class-specific expenses, in the amount of $812,717 and paid the Subadvisor in the amount of $5,688,317.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2020, shareholder service fees incurred by the Fund were as follows:

Class R2	$524
Class R3	487

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $8,428 and $2,049, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2020, of $1,297 and $2,405, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35%

27

Notes to Financial Statements (continued)

of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived

Class A	$173,229	$—
Investor Class	12,504	—
Class C	100,080	—
Class I	2,179,554	—
Class R2	824	—
Class R3	762	—
Class R6	1,757	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$38,943	$513,991	$(534,242)	$—	$—	$18,692	$195	$—	18,692

(G)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R2	$28,559	6.2%
Class R3	28,752	6.5

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,189,047,634	$166,866,517	$(118,834,245)	$48,032,272

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$4,918,670	$(205,555,324)	$—	$48,303,704	$(152,332,950)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and partnerships. The other temporary differences are primarily due to mark to market of forward contracts.

As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $205,555,324 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$69,975	$135,580

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$46,400,441	$71,357,536
Long-Term Capital Gain	35,738,442	143,220,812
Total	$82,138,883	$214,578,348

28	MainStay Epoch Global Equity Yield Fund

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate.

During the year ended October 31, 2020 the Fund utilized the line of credit for a total of 4 days, maintained an average daily balance of $20,619,250 at a weighted average interest rate of 1.03% and incurred interest expense in the amount of $2,374. As of October 31, 2020, there were no borrowings outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $623,851 and $1,049,709, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	1,967,589	$32,849,885
Shares issued to shareholders in reinvestment of distributions	281,903	4,699,048
Shares redeemed	(2,495,861)	(40,787,576)

Net increase (decrease) in shares outstanding before conversion	(246,369)	(3,238,643)
Shares converted into Class A (See Note 1)	71,291	1,178,778
Shares converted from Class A (See Note 1)	(14,681)	(255,118)

Net increase (decrease)	(189,759)	$(2,314,983)

Year ended October 31, 2019:
Shares sold	1,388,390	$24,952,515
Shares issued to shareholders in reinvestment of distributions	575,361	10,059,761
Shares redeemed	(2,595,613)	(46,495,593)

Net increase (decrease) in shares outstanding before conversion	(631,862)	(11,483,317)
Shares converted into Class A (See Note 1)	52,327	953,215
Shares converted from Class A (See Note 1)	(12,638)	(229,039)

Net increase (decrease)	(592,173)	$(10,759,141)

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	72,783	$1,217,338
Shares issued to shareholders in reinvestment of distributions	24,777	412,254
Shares redeemed	(104,256)	(1,752,343)

Net increase (decrease) in shares outstanding before conversion	(6,696)	(122,751)
Shares converted into Investor Class (See Note 1)	3,709	60,290
Shares converted from Investor Class (See Note 1)	(34,880)	(596,092)

Net increase (decrease)	(37,867)	$(658,553)

Year ended October 31, 2019:
Shares sold	80,288	$1,437,101
Shares issued to shareholders in reinvestment of distributions	48,480	846,922
Shares redeemed	(85,134)	(1,537,099)

Net increase (decrease) in shares outstanding before conversion	43,634	746,924
Shares converted into Investor Class (See Note 1)	12,496	227,930
Shares converted from Investor Class (See Note 1)	(40,658)	(738,751)

Net increase (decrease)	15,472	$236,103

29

Notes to Financial Statements (continued)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	180,256	$3,062,043
Shares issued to shareholders in reinvestment of distributions	138,025	2,312,613
Shares redeemed	(2,842,169)	(46,642,965)

Net increase (decrease) in shares outstanding before conversion	(2,523,888)	(41,268,309)
Shares converted from Class C (See Note 1)	(42,044)	(668,840)

Net increase (decrease)	(2,565,932)	$(41,937,149)

Year ended October 31, 2019:
Shares sold	393,915	$6,921,596
Shares issued to shareholders in reinvestment of distributions	458,454	7,937,006
Shares redeemed	(3,152,085)	(56,057,971)

Net increase (decrease) in shares outstanding before conversion	(2,299,716)	(41,199,369)
Shares converted from Class C (See Note 1)	(15,619)	(282,220)

Net increase (decrease)	(2,315,335)	$(41,481,589)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	19,441,904	$320,299,767
Shares issued to shareholders in reinvestment of distributions	3,586,988	59,636,707
Shares redeemed	(41,503,028)	(672,684,989)

Net increase in shares outstanding before conversion	(18,474,136)	(292,748,515)
Shares converted into Class I (See Note 1)	16,253	280,982

Net increase (decrease)	(18,457,883)	$(292,467,533)

Year ended October 31, 2019:
Shares sold	17,629,092	$313,628,741
Shares issued to shareholders in reinvestment of distributions	8,605,612	149,729,860
Shares redeemed	(61,974,606)	(1,079,357,568)

Net increase (decrease) in shares outstanding before conversion	(35,739,902)	(615,998,967)
Shares converted into Class I (See Note 1)	3,931	68,865

Net increase (decrease)	(35,735,971)	$(615,930,102)

Class R2	Shares	Amount

Year ended October 31, 2020:
Shares sold	1,271	$22,020
Shares issued to shareholders in reinvestment of distributions	1,430	23,851
Shares redeemed	(7,402)	(123,706)

Net increase (decrease)	(4,701)	$(77,835)

Year ended October 31, 2019:
Shares issued to shareholders in reinvestment of distributions	2,861	50,124
Shares redeemed	(897)	(16,605)

Net increase (decrease)	1,964	$33,519

Class R3	Shares	Amount

Year ended October 31, 2020:
Shares sold	3,768	$63,647
Shares issued to shareholders in reinvestment of distributions	1,222	20,565
Shares redeemed	(7,128)	(104,448)

Net increase (decrease)	(2,138)	$(20,236)

Year ended October 31, 2019:
Shares sold	6,744	$120,703
Shares issued to shareholders in reinvestment of distributions	3,263	56,954
Shares redeemed	(17,285)	(314,213)

Net increase (decrease)	(7,278)	$(136,556)

Class R6	Shares	Amount

Year ended October 31, 2020:
Shares sold	313,727	$4,398,475
Shares issued to shareholders in reinvestment of distributions	161,020	2,664,103
Shares redeemed	(4,034,612)	(65,973,421)

Net increase (decrease)	(3,559,865)	$(58,910,843)

Year ended October 31, 2019:
Shares sold	129,598	$2,316,532
Shares issued to shareholders in reinvestment of distributions	405,153	7,059,652
Shares redeemed	(1,499,964)	(26,718,286)

Net increase (decrease)	(965,213)	$(17,342,102)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

30	MainStay Epoch Global Equity Yield Fund

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

31

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Epoch Global Equity Yield Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

32	MainStay Epoch Global Equity Yield Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $35,486,141 as long term capital gain distributions.

For the fiscal year ended October 31, 2020, the Fund designated approximately $46,400,441 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2020 should be multiplied by 62.61% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

33

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

34	MainStay Epoch Global Equity Yield Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

35

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay Epoch Global Equity Yield Fund

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1717040 MS203-20	MSEGE11-12/20 (NYLIM) NL241

MainStay Epoch International Choice Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Year	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9/1/2006	–8.21 –2.87%	1.69 2.85%	2.56 3.15%	1.20 1.20%
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges Excluding sales charges	4/29/2008	–8.43 –3.10	1.49 2.64	2.39 2.97	1.43 1.43
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/2006	–4.76 –3.81	1.83 1.83	2.18 2.18	2.18 2.18
Class I Shares	No Sales Charge		12/31/1997	–2.61	3.12	3.45	0.95
Class R1 Shares	No Sales Charge		9/1/2006	–2.69	3.01	3.34	1.05
Class R2 Shares	No Sales Charge		9/1/2006	–2.94	2.76	3.05	1.30
Class R3 Shares	No Sales Charge		9/1/2006	–3.21	2.49	2.79	1.55
SIMPLE Class Shares	No Sales Charge		8/31/2020	–6.43	N/A	N/A	1.68

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 5.5%, which is reflected in the average annual total return figures shown.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Year	Ten Years

MSCI EAFE® Index[4]	–6.86%	2.85%	3.82%
Morningstar Foreign Large Blend Category Average[5]	–4.19	3.23	3.65

4.

The MSCI EAFE® Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index consists of international stocks representing the developed world outside North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,087.50	$6.35	$1,019.05	$6.14	1.21%

Investor Class Shares	$1,000.00	$1,086.00	$7.66	$1,017.80	$7.41	1.46%

Class C Shares	$1,000.00	$1,082.20	$11.57	$1,014.03	$11.19	2.21%

Class I Shares	$1,000.00	$1,088.90	$4.99	$1,020.36	$4.82	0.95%

Class R1 Shares	$1,000.00	$1,088.40	$5.51	$1,019.86	$5.33	1.05%

Class R2 Shares	$1,000.00	$1,086.90	$6.82	$1,018.60	$6.60	1.30%

Class R3 Shares	$1,000.00	$1,085.40	$8.18	$1,017.29	$7.91	1.56%

SIMPLE Class Shares[3,4]	$1,000.00	$935.70	$2.77	$1,005.47	$2.87	1.72%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period) and 61 days for SIMPLE Class share (to reflect the since-inception period. The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was August 31, 2020.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2020. Had these shares been offered for the full six-month period ended October 31, 2020, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $8.72 for SIMPLE Class shares and the ending account value would have been $1,016.49 for SIMPLE Class shares.

7

Country Composition as of October 31, 2020 (Unaudited)

Japan	22.3%

France	18.6

Switzerland	15.5

United Kingdom	12.0

Netherlands	11.3

United States	8.9

Spain	6.4

Republic of Korea	4.3%

Finland	2.2

Macao	2.0

Other Assets, Less Liabilities	–3.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of October 31, 2020 (excluding short-term investments) (Unaudited)

1.	Samsung Electronics Co., Ltd., GDR

2.	Cellnex Telecom S.A.

3.	Takeda Pharmaceutical Co., Ltd.

4.	Nestle S.A., Registered

5.	SoftBank Group Corp.

6.	Roche Holding A.G.

7.	Bureau Veritas S.A.

8.	Ubisoft Entertainment S.A.

9.	Koninklijke Philips N.V.

10.	Sony Corp.

8	MainStay Epoch International Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Michael A. Welhoelter, CFA, William J. Booth, CFA, and Glen Petraglia, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch International Choice Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay Epoch International Choice Fund returned –2.61%, outperforming the –6.86% return of the Fund’s primary benchmark, the MSCI EAFE® Index. Over the same period, Class I shares also outperformed the –4.19% return of the Morningstar Foreign Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Relative to the MSCI EAFE® Index, the Fund’s underweight exposure to the energy sector, the worst performing sector in the Index, as well as overweight exposure to information technology, the Index’s best performing sector, notably bolstered returns. Performance was further enhanced by positive stock selection in the communications services sector and, to a lesser degree, the materials and information technology sectors. Relatively strong gains in these areas were offset somewhat by comparatively weak stock selection in the financials and industrials sectors.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

The COVID-19 pandemic created an unprecedented market environment, which resulted in extreme volatility. The MSCI EAFE® Index declined almost 23% in the first quarter of 2020, before rebounding 15% and 5% in the second and third quarters, respectively. The Fund outperformed the Index in each of these varied market environments.

During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?

From a sector perspective, the strongest positive contributors to the Fund’s performance relative to the MSCI EAFE® Index included communication services, materials and information technology. (Contributions take weightings and total returns into account.) Conversely, the financials, industrials and health care sectors detracted from returns relative to the Index.

From a country perspective, the Fund’s investments in the Netherlands and Spain made the strongest positive contributions to relative returns, while holdings in Denmark detracted most significantly.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The Fund’s top contributors to absolute performance included shares in Japanese conglomerate SoftBank Group; Europe’s largest telecommunication towers company Cellnex Telecom; and semiconductor equipment manufacturer ASML Holding.

SoftBank’s portfolio of holdings extends from mobile and fixed-line telecommunications to e-commerce, digital content, technology services and beyond. The company’s most significant asset is a 25% stake in Alibaba Group, a Chinese multinational Internet behemoth with a sizeable global position in e-commerce, fintech, cloud computing, artificial intelligence, and advertising. During the reporting period, SoftBank demonstrated that it was serious about capital stewardship and maximizing shareholder value. The company neared completion of almost 4.5 trillion yen in asset sales, and made significant progress on a 2.5 trillion yen share buyback program to which it committed through 2021. Meanwhile, management of the company’s controversial SoftBank Vision Fund subsidiary demonstrated heightened discipline and an improved strategy. These positive steps resulted in a tightening of the group’s discount to tax-effected NAV (net asset value). Accordingly, the Fund continued to own the stock based on the group’s unique asset base and improving capital allocation policies, but reduced its position size following strong share price performance.

Cellnex is essentially an out-sourced infrastructure provider, operating telecommunications towers for mobile phone companies. The stock performed well, particularly during the second quarter of 2020, due to the announcement of three M&A (merger and acquisition) transactions as well as its ‘quality growth’ investment case.

ASML develops, produces and markets photolithography machines used in the manufacture of semiconductors. Lithography orders were up strongly during the reporting period, with demand coming mostly from essential logic-driven technology migrations rather than capacity additions. The company saw bookings more than double, driven by demand for new tools, including for leading-edge extreme ultraviolet machines, allowing ASML to post one of its best-ever book-to-bill ratios. We continue to like this well-managed global leader but reduced the Fund’s position size in light of the stock’s strong appreciation.

The most significant detractors from the Fund’s absolute performance included leading U.K. mortgage provider and consumer lender Lloyds Banking Group; France-based aircraft engine manufacturer Safran; and France-based insurer AXA.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

Shares in Lloyds were negatively affected by Brexit-related uncertainty and economic distress in the U.K. Although we believed that management executed well and shares appeared cheap, in our opinion the outlook for the company remained uncertain with Brexit negotiations between the U.K. and the European Union unresolved. Declining interest rates and a depressed business environment provided a challenging backdrop. Furthermore, we were disappointed by the surprise news in early July 2020 that CEO Antonio Horta-Osorio would be leaving the firm next year without a clear indication of who might replace him. As a result, we opted to sell the Fund’s position.

Safran came under pressure during the reporting period along with the rest of the air travel industry from pandemic-related travel bans, quarantine policies and air traveler safety concerns. At the trough, global daily flights were 80% below normal levels. There were signs of a gradual resumption in activity during the course of the summer, with daily flights down 45% from normal levels in August. However, in the third quarter the recovery appeared to stall and, in some regions, backtrack. For a time, the Fund maintained a small position as an attractive option on a quicker-than-expected resolution to the COVID-19 crisis, but such a resolution appeared increasingly unlikely as the reporting period progressed. When shares rebounded over 75% from their March lows, we believed them to be pricing in a faster recovery than was likely to materialize and sold the rest of the Fund’s position.

Exposure to pandemic-related business interruption claims created uncertainty for AXA. While management guided for manageable ultimate loss expectations, uncertainty as to when economies would reopen and events would resume normalized schedules remained. Additionally, the French regulator requested that AXA pause its dividend payments after they were one of the few European corporates to pay in the prior quarter. The Fund continued to hold shares in AXA as the company remained strongly capitalized and cash flow generative. We expect profitability to remain resilient and capital return to resume when allowed.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund’s largest purchases during the reporting period included newly initiated positions in Cellnex and SoftBank, both described above.

The Fund’s purchase of Cellnex shares reflected our view that telecommunications outsourcing in Europe is still in its infancy compared to the United States, creating a long runway for the company’s growth via M&A. We believe the Cellnex business model is very attractive, with both long-term contracts and price escalators. We further expect the roll-out of 5G wireless services to create additional growth opportunities.

The Fund purchased shares in SoftBank during the first quarter of 2020 at a time when stock in companies with higher leverage was being indiscriminately sold. We believed SoftBank’s leverage to be misunderstood, with the sell-off providing an entry point at a substantial discount to the group’s net asset value.

The Fund’s largest closed positions included holdings of multinational enterprise software and cloud company SAP and Lloyds Banking Group, described above.

During the third quarter of 2020, SAP announced a significant reset of mid-term expectations and reversed course on their recently communicated business strategy in response to the pandemic. With the accelerated move by businesses to cloud-based business models, SAP anticipated multiple investment years leading to reduced margin targets, larger license revenue declines and a lack of profit growth until 2023. In light of these changes and management’s damaged credibility, the Fund exited its position to re-allocate capital to names we believe have a superior risk-return profile.

As described earlier, we believe Lloyds faces a challenging business environment and senior management uncertainty. Accordingly, we sold the Fund’s position and reallocated the capital to names we believe have a superior risk-return profile.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s largest increases in sector weight during the reporting period were in industrials and communication services. Conversely, the Fund saw reductions in exposure to the consumer discretionary and financials sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund’s largest overweight sector exposures relative to the MSCI EAFE® Index included communication services and information technology. The Fund’s most significantly underweight sector positions as of the same date included financials and utilities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch International Choice Fund

Portfolio of Investments October 31, 2020

	Shares	Value

Common Stocks 97.3%†
Finland 2.2%
Nordea Bank Abp (Banks) (a)	888,453	$6,657,606

France 18.6%
AXA S.A. (Insurance)	352,269	5,661,728
Bureau Veritas S.A. (Professional Services) (a)	479,083	10,517,622
Kering S.A. (Textiles, Apparel & Luxury Goods)	7,974	4,815,268
Pernod Ricard S.A. (Beverages)	41,417	6,675,906
Sanofi (Pharmaceuticals)	100,696	9,073,614
Schneider Electric S.E. (Electrical Equipment)	64,735	7,856,015
Ubisoft Entertainment S.A. (Entertainment) (a)	116,575	10,283,150

		54,883,303

Japan 22.3%
Asahi Group Holdings, Ltd. (Beverages)	257,900	7,939,364
Hoya Corp. (Health Care Equipment & Supplies)	78,700	8,870,147
Keyence Corp. (Electronic Equipment, Instruments & Components)	19,200	8,665,170
Secom Co., Ltd. (Commercial Services & Supplies)	97,400	8,182,177
SoftBank Group Corp. (Wireless Telecommunication Services)	169,000	10,965,347
Sony Corp. (Household Durables)	116,900	9,685,186
Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals)	376,200	11,638,682

		65,946,073

Macao 2.0%
Sands China, Ltd. (Hotels, Restaurants & Leisure)	1,720,700	6,026,057

Netherlands 11.3%
Akzo Nobel N.V. (Chemicals)	70,310	6,772,017
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	24,857	9,032,309
Koninklijke DSM N.V. (Chemicals)	47,652	7,628,187
Koninklijke Philips N.V. (Health Care Equipment & Supplies)	212,419	9,864,828

		33,297,341

Republic of Korea 4.3%
Samsung Electronics Co., Ltd., GDR (Technology Hardware, Storage & Peripherals)	10,116	12,776,508

Spain 6.4%
Cellnex Telecom S.A. (Diversified Telecommunication Services)	197,025	12,648,121
Industria de Diseno Textil S.A. (Specialty Retail) (b)	249,554	6,158,727

		18,806,848

	Shares	Value

Switzerland 15.5%
ABB, Ltd., Registered (Electrical Equipment)	361,886	$8,781,246
Nestle S.A., Registered (Food Products)	100,298	11,277,304
Roche Holding A.G. (Pharmaceuticals)	33,381	10,730,192
STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	195,294	5,947,796
Swiss Re A.G. (Insurance)	125,510	8,998,339

		45,734,877

United Kingdom 12.0%
Croda International PLC (Chemicals)	96,250	7,523,905
Intercontinental Hotels Group PLC (Hotels, Restaurants & Leisure) (a)	126,630	6,424,163
Linde PLC (Chemicals)	43,818	9,654,858
Rentokil Initial PLC (Commercial Services & Supplies) (a)	464,108	3,162,584
Unilever PLC (Personal Products)	155,025	8,844,766

		35,610,276

United States 2.7%
Willis Towers Watson PLC (Insurance)	43,950	8,019,996

Total Common Stocks (Cost $258,766,636)		287,758,885

Short-Term Investments 6.2%
Affiliated Investment Company 4.2%
United States 4.2%
MainStay U.S. Government Liquidity Fund, 0.02% (c)	12,460,481	12,460,481

Unaffiliated Investment Company 2.0%
United States 2.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09% (c)(d)	5,884,468	5,884,468

Total Short-Term Investments (Cost $18,344,949)		18,344,949

Total Investments (Cost $277,111,585)	103.5%	306,103,834
Other Assets, Less Liabilities	(3.5)	(10,474,712)
Net Assets	100.0%	$295,629,122

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of October 31, 2020, the aggregate market value of securities on loan was $5,542,363. The Fund received cash collateral with a value of $5,884,468 (See Note 2(I)).

(c)	Current yield as of October 31, 2020.

(d)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviation is used in the preceding pages:

GDR—Global Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$287,758,885	$—	$—	$287,758,885
Short-Term Investments
Affiliated Investment Company	12,460,481	—	—	12,460,481
Unaffiliated Investment Company	5,884,468	—	—	5,884,468

Total Short-Term Investments	18,344,949	—	—	18,344,949

Total Investments in Securities	$306,103,834	$—	$—	$306,103,834

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification

	Value	Percent †
Banks	$6,657,606	2.3%
Beverages	14,615,270	4.9
Chemicals	31,578,967	10.7
Commercial Services & Supplies	11,344,761	3.8
Diversified Telecommunication Services	12,648,121	4.3
Electrical Equipment	16,637,261	5.6
Electronic Equipment, Instruments & Components	8,665,170	2.9
Entertainment	10,283,150	3.5
Food Products	11,277,304	3.8
Health Care Equipment & Supplies	18,734,975	6.3
Hotels, Restaurants & Leisure	12,450,220	4.2
Household Durables	9,685,186	3.3
Insurance	22,680,063	7.7
Personal Products	8,844,766	3.0
Pharmaceuticals	31,442,488	10.6
Professional Services	10,517,622	3.6
Semiconductors & Semiconductor Equipment	14,980,105	5.1
Specialty Retail	6,158,727	2.1
Technology Hardware, Storage & Peripherals	12,776,508	4.3
Textiles, Apparel & Luxury Goods	4,815,268	1.6
Wireless Telecommunication Services	10,965,347	3.7

	287,758,885	97.3
Short-Term Investments	18,344,949	6.2
Other Assets, Less Liabilities	(10,474,712)	–3.5

Net Assets	$295,629,122	100.0%

†	Percentages indicated are based on Fund net assets.

12	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $264,651,104) including securities on loan of $5,542,363	$293,643,353
Investment in affiliated investment company, at value (identified cost $12,460,481)	12,460,481
Cash denominated in foreign currencies (identified cost $11,378)	11,222
Receivables:
Dividends	3,341,857
Fund shares sold	29,201
Investment securities sold	6,284
Securities lending	1,224
Other assets	49,425

Total assets	309,543,047

Liabilities
Cash collateral received for securities on loan	5,884,468
Payables:
Investment securities purchased	7,641,107
Manager (See Note 3)	219,106
Fund shares redeemed	61,482
Transfer agent (See Note 3)	39,453
Professional fees	20,853
Shareholder communication	19,274
NYLIFE Distributors (See Note 3)	13,774
Custodian	12,457
Trustees	432
Accrued Expenses	1,519

Total liabilities	13,913,925

Net assets	$295,629,122

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,781
Additional paid-in capital	386,855,090

386,863,871
Total distributable earnings (loss)	(91,234,749)

Net assets	$295,629,122

Class A
Net assets applicable to outstanding shares	$20,108,094

Shares of beneficial interest outstanding	597,065

Net asset value per share outstanding	$33.68
Maximum sales charge (5.50% of offering price)	1.96

Maximum offering price per share outstanding	$35.64

Investor Class
Net assets applicable to outstanding shares	$5,308,199

Shares of beneficial interest outstanding	157,968

Net asset value per share outstanding	$33.60
Maximum sales charge (5.00% of offering price)	1.77

Maximum offering price per share outstanding	$35.37

Class C
Net assets applicable to outstanding shares	$4,740,175

Shares of beneficial interest outstanding	144,063

Net asset value and offering price per share outstanding	$32.90

Class I
Net assets applicable to outstanding shares	$252,973,869

Shares of beneficial interest outstanding	7,509,464

Net asset value and offering price per share outstanding	$33.69

Class R1
Net assets applicable to outstanding shares	$201,414

Shares of beneficial interest outstanding	5,995

Net asset value and offering price per share outstanding	$33.60

Class R2
Net assets applicable to outstanding shares	$7,826,956

Shares of beneficial interest outstanding	232,590

Net asset value and offering price per share outstanding	$33.65

Class R3
Net assets applicable to outstanding shares	$4,447,022

Shares of beneficial interest outstanding	133,028

Net asset value and offering price per share outstanding	$33.43

SIMPLE Class
Net assets applicable to outstanding shares	$23,393

Shares of beneficial interest outstanding	696

Net asset value and offering price per share outstanding (a)	$33.59

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$5,983,411
Dividends-affiliated	31,560
Securities lending	30,737
Other	55

Total income	6,045,763

Expenses
Manager (See Note 3)	2,825,644
Transfer agent (See Note 3)	248,129
Distribution/Service—Class A (See Note 3)	54,053
Distribution/Service—Investor Class (See Note 3)	14,225
Distribution/Service—Class C (See Note 3)	56,033
Distribution/Service—Class R2 (See Note 3)	22,926
Distribution/Service—Class R3 (See Note 3)	23,650
Distribution/Service—SIMPLE Class (See Note 3)	20
Professional fees	94,037
Registration	92,201
Custodian	71,485
Shareholder communication	26,498
Shareholder service (See Note 3)	14,119
Trustees	8,275
Interest expense (See Note 6)	4,508
Miscellaneous	33,188

Total expenses before waiver/reimbursement	3,588,991
Expense waiver/reimbursement from Manager (See Note 3)	(14,213)

Net expenses	3,574,778

Net investment income (loss)	2,470,985

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	23,005,782
Foreign currency transactions	(263,023)

Net realized gain (loss)	22,742,759

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(32,373,866)
Translation of other assets and liabilities in foreign currencies	183,114

Net change in unrealized appreciation (depreciation)	(32,190,752)

Net realized and unrealized gain (loss)	(9,447,993)

Net increase (decrease) in net assets resulting from operations	$(6,977,008)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $766,814.

14	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,470,985	$10,597,122
Net realized gain (loss)	22,742,759	13,630,452
Net change in unrealized appreciation (depreciation)	(32,190,752)	6,353,725

Net increase (decrease) in net assets resulting from operations	(6,977,008)	30,581,299

Distributions to shareholders:
Class A	(593,066)	(348,611)
Investor Class	(147,791)	(73,466)
Class C	(96,034)	(42,169)
Class I	(9,881,928)	(8,607,745)
Class R1	(6,332)	(3,835)
Class R2	(264,219)	(199,809)
Class R3	(114,342)	(57,544)

Total distributions to shareholders	(11,103,712)	(9,333,179)

Capital share transactions:
Net proceeds from sale of shares	11,259,590	38,408,212
Net asset value of shares issued to shareholders in reinvestment of distributions	10,980,506	9,255,544
Cost of shares redeemed	(115,962,014)	(200,160,065)

Increase (decrease) in net assets derived from capital share transactions	(93,721,918)	(152,496,309)

Net increase (decrease) in net assets	(111,802,638)	(131,248,189)

Net Assets
Beginning of year	407,431,760	538,679,949

End of year	$295,629,122	$407,431,760

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020		2019		2018		2017	2016

Net asset value at beginning of year	$35.57		$33.37		$36.20		$30.39	$32.22

Net investment income (loss) (a)	0.17		0.74		0.50		0.34	0.40

Net realized and unrealized gain (loss) on investments	(1.13)		1.95		(2.93)		6.41	(1.83)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.01		(0.01)		0.00 ‡	(0.01)

Total from investment operations	(0.97)		2.70		(2.44)		6.75	(1.44)

Less distributions:

From net investment income	(0.92)		(0.50)		(0.39)		(0.94)	(0.39)

Net asset value at end of year	$33.68		$35.57		$33.37		$36.20	$30.39

Total investment return (b)	(2.87%)		8.30%		(6.82%)		22.95%	(4.49%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.48%		2.19%		1.40%		1.05%	1.32%

Net expenses (c)	1.20	% (d)	1.19	% (d)	1.18	% (d)	1.23%	1.24	% (d)

Portfolio turnover rate	52%		47%		44%		8%	46%

Net assets at end of year (in 000’s)	$20,108		$23,114		$23,409		$33,997	$36,584

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year ended October 31,

Investor Class	2020		2019		2018		2017	2016

Net asset value at beginning of year	$35.49		$33.30		$36.13		$30.36	$32.19

Net investment income (loss) (a)	0.08		0.66		0.45		0.30	0.37

Net realized and unrealized gain (loss) on investments	(1.12)		1.94		(2.95)		6.39	(1.84)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.01		(0.01)		0.00 ‡	(0.01)

Total from investment operations	(1.05)		2.61		(2.51)		6.69	(1.48)

Less distributions:

From net investment income	(0.84)		(0.42)		(0.32)		(0.92)	(0.35)

Net asset value at end of year	$33.60		$35.49		$33.30		$36.13	$30.36

Total investment return (b)	(3.10%)		8.02%		(7.00%)		22.74%	(4.63%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.23%		1.97%		1.27%		0.92%	1.24%

Net expenses (c)	1.46	% (d)	1.41	% (d)	1.38	% (d)	1.39%	1.39	% (d)

Expenses (before waiver/reimbursement) (c)	1.46	% (d)	1.42	% (d)	1.38	% (d)	1.39%	1.39	% (d)

Portfolio turnover rate	52%		47%		44%		8%	46%

Net assets at end of year (in 000’s)	$5,308		$6,306		$5,901		$6,757	$7,802

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

16	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class C	2020		2019		2018		2017	2016

Net asset value at beginning of year	$34.73		$32.54		$35.41		$29.74	$31.52

Net investment income (loss) (a)	(0.17)		0.42		0.19		0.04	0.14

Net realized and unrealized gain (loss) on investments	(1.12)		1.91		(2.99)		6.30	(1.81)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.01		(0.01)		0.00 ‡	(0.01)

Total from investment operations	(1.30)		2.34		(2.81)		6.34	(1.68)

Less distributions:

From net investment income	(0.53)		(0.15)		(0.06)		(0.67)	(0.10)

Net asset value at end of year	$32.90		$34.73		$32.54		$35.41	$29.74

Total investment return (b)	(3.81%)		7.25%		(7.96%)		21.82%	(5.35%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.51%)		1.27%		0.53%		0.13%	0.47%

Net expenses (c)	2.21	% (d)	2.16	% (d)	2.13	% (d)	2.14%	2.14	% (d)

Expenses (before waiver/reimbursement) (c)	2.21	% (d)	2.17	% (d)	2.13	% (d)	2.14%	2.14	% (d)

Portfolio turnover rate	52%		47%		44%		8%	46%

Net assets at end of year (in 000’s)	$4,740		$6,416		$9,354		$11,625	$12,156

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year ended October 31,

Class I	2020		2019		2018		2017	2016

Net asset value at beginning of year	$35.58		$33.40		$36.25		$30.46	$32.30

Net investment income (loss) (a)	0.26		0.80		0.60		0.39	0.54

Net realized and unrealized gain (loss) on investments	(1.13)		1.97		(2.95)		6.45	(1.88)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.01		(0.01)		0.00 ‡	(0.01)

Total from investment operations	(0.88)		2.78		(2.36)		6.84	(1.35)

Less distributions:

From net investment income	(1.01)		(0.60)		(0.49)		(1.05)	(0.49)

Net asset value at end of year	$33.69		$35.58		$33.40		$36.25	$30.46

Total investment return (b)	(2.61%)		8.57%		(6.62%)		23.29%	(4.21%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.76%		2.40%		1.67%		1.21%	1.81%

Net expenses (c)	0.95	% (d)	0.94	% (d)	0.93	% (d)	0.95%	0.95	% (d)

Expenses (before waiver/reimbursement) (c)	0.96	% (d)	0.94	% (d)	0.93	% (d)	0.99%	0.99	% (d)

Portfolio turnover rate	52%		47%		44%		8%	46%

Net assets at end of year (in 000’s)	$252,974		$355,348		$479,523		$549,162	$753,205

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R1	2020		2019		2018		2017	2016

Net asset value at beginning of year	$35.48		$33.30		$36.18		$30.39	$32.23

Net investment income (loss) (a)	0.21		0.81		0.64		0.36	0.49

Net realized and unrealized gain (loss) on investments	(1.11)		1.92		(3.02)		6.44	(1.86)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.01		(0.02)		0.00 ‡	(0.01)

Total from investment operations	(0.91)		2.74		(2.40)		6.80	(1.38)

Less distributions:

From net investment income	(0.97)		(0.56)		(0.48)		(1.01)	(0.46)

Net asset value at end of year	$33.60		$35.48		$33.30		$36.18	$30.39

Total investment return (b)	(2.69%)		8.45%		(6.72%)		23.16%	(4.33%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.63%		2.43%		1.79%		1.14%	1.62%

Net expenses (c)	1.05	% (d)	1.04	% (d)	1.03	% (d)	1.05%	1.05	% (d)

Expenses (before waiver/reimbursement) (c)	1.06	% (d)	1.04	% (d)	1.03	% (d)	1.12%	1.09	% (d)

Portfolio turnover rate	52%		47%		44%		8%	46%

Net assets at end of year (in 000’s)	$201		$230		$229		$257	$1,330

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year ended October 31,

Class R2	2020		2019		2018		2017	2016

Net asset value at beginning of year	$35.54		$33.33		$36.16		$30.37	$32.19

Net investment income (loss) (a)	0.13		0.71		0.48		0.31	0.40

Net realized and unrealized gain (loss) on investments	(1.13)		1.95		(2.95)		6.41	(1.85)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.01		(0.01)		0.00 ‡	(0.01)

Total from investment operations	(1.01)		2.67		(2.48)		6.72	(1.46)

Less distributions:

From net investment income	(0.88)		(0.46)		(0.35)		(0.93)	(0.36)

Net asset value at end of year	$33.65		$35.54		$33.33		$36.16	$30.37

Total investment return (b)	(2.94%)		8.17%		(6.92%)		22.83%	(4.55%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.39%		2.12%		1.33%		0.96%	1.32%

Net expenses (c)	1.30	% (d)	1.29	% (d)	1.28	% (d)	1.30%	1.30	% (d)

Expenses (before waiver/reimbursement) (c)	1.31	% (d)	1.29	% (d)	1.28	% (d)	1.34%	1.34	% (d)

Portfolio turnover rate	52%		47%		44%		8%	46%

Net assets at end of year (in 000’s)	$7,827		$10,884		$14,656		$23,119	$34,189

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

18	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R3	2020		2019		2018		2017	2016

Net asset value at beginning of year	$35.31		$33.10		$35.90		$30.13	$31.94

Net investment income (loss) (a)	0.04		0.62		0.40		0.24	0.31

Net realized and unrealized gain (loss) on investments	(1.12)		1.94		(2.94)		6.36	(1.84)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.01		(0.01)		0.00 ‡	(0.01)

Total from investment operations	(1.09)		2.57		(2.55)		6.60	(1.54)

Less distributions:

From net investment income	(0.79)		(0.36)		(0.25)		(0.83)	(0.27)

Net asset value at end of year	$33.43		$35.31		$33.10		$35.90	$30.13

Total investment return (b)	(3.21%)		7.90%		(7.15%)		22.53%	(4.84%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.12%		1.85%		1.13%		0.74%	1.03%

Net expenses (c)	1.55	% (d)	1.54	% (d)	1.53	% (d)	1.59%	1.59	% (d)

Portfolio turnover rate	52%		47%		44%		8%	46%

Net assets at end of year (in 000’s)	$4,447		$5,134		$5,609		$7,360	$9,011

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

SIMPLE Class	August 31, 2020^ through October 31, 2020

Net asset value at beginning of period *	$35.90

Net investment income (loss) (a)	(0.02)

Net realized and unrealized gain (loss) on investments	(2.27)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)

Total from investment operations	(2.31)

Net asset value at end of period	$33.59

Total investment return (b)	(6.43%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	(0.29%)

Net expenses (c)(d) ††	1.69%

Portfolio turnover rate	52%

Net assets at end of period (in 000’s)	$23

^	Inception date.
††	Annualized.
*	Based on the net asset value of Investor Class as of August 31, 2020.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Choice Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1997. Investor Class shares commenced operations on April 29, 2008. SIMPLE Class shares commenced operations on August 31, 2020. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2020, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and SIMPLE Class shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund pre-

pares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions

20	MainStay Epoch International Choice Fund

market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020 were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2020, were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method

21

Notes to Financial Statements (continued)

involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(H)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the

22	MainStay Epoch International Choice Fund

close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 12 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund had securities on loan with an aggregate market value of $5,542,363 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $5,884,468.

(J)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”), between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion. During the year ended October 31, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.80%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.95% of average daily net assets. These agreements will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has also agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class R1, 1.05%;

23

Notes to Financial Statements (continued)

and Class R2, 1.30%. This voluntary waiver and/or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $2,825,644 and waived fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $14,213 and paid the Subadvisor in the amount of $1,405,716.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plan, Class R3 and SIMPLE Class shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2020, shareholder service fees incurred by the Fund were as follows:

Class R1	$219
Class R2	9,170
Class R3	4,730

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $1,672 and $1,342, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2020, of $51 and $12, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021 for SIMPLE Class shares and February 28, 2021 for all other share classes, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived
Class A	$13,419	$—
Investor Class	17,772	—
Class C	17,505	—
Class I	190,653	—
Class R1	135	—
Class R2	5,699	—
Class R3	2,933	—
SIMPLE Class	13	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed

24	MainStay Epoch International Choice Fund

semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$6,081	$91,051	$(84,672)	$—	$—	$12,460	$32	$—	12,460

(G)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

SIMPLE Class	$23,393	100.0%

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$277,793,450	$46,153,379	$(17,842,995)	$28,310,384

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$2,171,818	$(121,816,202)	$(73,855)	$28,483,490	$(91,234,749)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to foreign taxes payable.

As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $121,816,202 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$86,867	$34,949

The Fund utilized $22,192,909 of capital loss carryforwards during the year ended October 31, 2020.

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$11,103,712	$9,333,179

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate.

25

Notes to Financial Statements (continued)

During the year ended October 31, 2020, the Fund utilized the line of credit for 11 days, maintained an average daily balance of $13,232,182, at a weighted average interest rate of 1.20% and incurred interest expense in the amount of $4,508. As of October 31, 2020, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $178,899 and $280,567, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	45,816	$1,584,483
Shares issued to shareholders in reinvestment of distributions	16,255	578,034
Shares redeemed	(131,556)	(4,470,389)

Net increase (decrease) in shares outstanding before conversion	(69,485)	(2,307,872)
Shares converted into Class A (See Note 1)	17,297	624,193
Shares converted from Class A (See Note 1)	(634)	(19,458)

Net increase (decrease)	(52,822)	$(1,703,137)

Year ended October 31, 2019:
Shares sold	95,056	$3,239,530
Shares issued to shareholders in reinvestment of distributions	10,853	338,414
Shares redeemed	(166,560)	(5,662,319)

Net increase (decrease) in shares outstanding before conversion	(60,651)	(2,084,375)
Shares converted into Class A (See Note 1)	13,286	448,051
Shares converted from Class A (See Note 1)	(4,203)	(141,470)

Net increase (decrease)	(51,568)	$(1,777,794)

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	9,664	$320,204
Shares issued to shareholders in reinvestment of distributions	4,140	147,224
Shares redeemed	(18,461)	(629,678)

Net increase (decrease) in shares outstanding before conversion	(4,657)	(162,250)
Shares converted into Investor Class (See Note 1)	1,568	51,241
Shares converted from Investor Class (See Note 1)	(16,594)	(599,457)

Net increase (decrease)	(19,683)	$(710,466)

Year ended October 31, 2019:
Shares sold	22,437	$769,810
Shares issued to shareholders in reinvestment of distributions	2,345	73,144
Shares redeemed	(31,717)	(1,082,901)

Net increase (decrease) in shares outstanding before conversion	(6,935)	(239,947)
Shares converted into Investor Class (See Note 1)	13,426	449,080
Shares converted from Investor Class (See Note 1)	(6,054)	(204,679)

Net increase (decrease)	437	$4,454

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	705	$23,145
Shares issued to shareholders in reinvestment of distributions	2,660	93,255
Shares redeemed	(42,219)	(1,431,418)

Net increase (decrease) in shares outstanding before conversion	(38,854)	(1,315,018)
Shares converted from Class C (See Note 1)	(1,823)	(60,828)

Net increase (decrease)	(40,677)	$(1,375,846)

Year ended October 31, 2019:
Shares sold	5,810	$186,624
Shares issued to shareholders in reinvestment of distributions	1,330	40,847
Shares redeemed	(93,066)	(3,088,180)

Net increase (decrease) in shares outstanding before conversion	(85,926)	(2,860,709)
Shares converted from Class C (See Note 1)	(16,745)	(550,982)

Net increase (decrease)	(102,671)	$(3,411,691)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	223,965	$7,156,222
Shares issued to shareholders in reinvestment of distributions	275,900	9,791,683
Shares redeemed	(2,978,309)	(103,949,238)

Net increase in shares outstanding before conversion	(2,478,444)	(87,001,333)
Shares converted into Class I (See Note 1)	140	4,309

Net increase (decrease)	(2,478,304)	$(86,997,024)

Year ended October 31, 2019:
Shares sold	802,422	$27,291,160
Shares issued to shareholders in reinvestment of distributions	275,577	8,578,698
Shares redeemed	(5,445,753)	(177,927,525)

Net increase (decrease)	(4,367,754)	$(142,057,667)

26	MainStay Epoch International Choice Fund

Class R1	Shares	Amount

Year ended October 31, 2020:
Shares sold	5,602	$194,538
Shares issued to shareholders in reinvestment of distributions	163	5,764
Shares redeemed	(6,242)	(205,781)

Net increase (decrease)	(477)	$(5,479)

Year ended October 31, 2019:
Shares sold	1,185	$39,616
Shares issued to shareholders in reinvestment of distributions	113	3,511
Shares redeemed	(1,687)	(58,962)

Net increase (decrease)	(389)	$(15,835)

Class R2	Shares	Amount

Year ended October 31, 2020:
Shares sold	37,649	$1,244,859
Shares issued to shareholders in reinvestment of distributions	7,208	256,320
Shares redeemed	(118,556)	(3,997,761)

Net increase (decrease)	(73,699)	$(2,496,582)

Year ended October 31, 2019:
Shares sold	140,549	$4,639,758
Shares issued to shareholders in reinvestment of distributions	5,497	171,382
Shares redeemed	(279,437)	(9,241,826)

Net increase (decrease)	(133,391)	$(4,430,686)

Class R3	Shares	Amount

Year ended October 31, 2020:
Shares sold	21,759	$711,139
Shares issued to shareholders in reinvestment of distributions	3,056	108,226
Shares redeemed	(37,202)	(1,277,749)

Net increase (decrease)	(12,387)	$(458,384)

Year ended October 31, 2019:
Shares sold	68,632	$2,241,714
Shares issued to shareholders in reinvestment of distributions	1,596	49,548
Shares redeemed	(94,284)	(3,098,352)

Net increase (decrease)	(24,056)	$(807,090)

SIMPLE Class	Shares	Amount

Period ended October 31, 2020 (a):
Shares sold	696	$25,000

Net increase (decrease)	696	$25,000

(a)	The inception date of the class was August 31, 2020.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards

Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

27

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Epoch International Choice Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

28	MainStay Epoch International Choice Fund

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2020, the Fund designated approximately $11,710,521 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2020:

•	the total amount of taxes credited to foreign countries was $609,317.

•	the total amount of income sourced from foreign countries was $2,631,756.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay Epoch International Choice Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

31

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay Epoch International Choice Fund

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1756402 MS203-20	MSEIC11-12/20 (NYLIM) NL319

MainStay Epoch U.S. All Cap Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–6.49 –1.05%	6.13 7.34%	9.30 9.92%	1.22 1.22%
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–6.72 –1.29	5.85 7.05	8.94 9.55	1.53 1.53
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–6.29 –2.04	6.02 6.25	8.74 8.74	2.28 2.28
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/2/2004	–2.90 –2.05	6.23 6.23	8.73 8.73	2.28 2.28
Class I Shares	No Sales Charge		1/2/1991	–0.81	7.61	10.19	0.97
Class R6 Shares	No Sales Charge		2/28/2018	–0.69	3.24	N/A	0.89
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Russell 3000® Index[5]	10.15%	11.48%	12.80%
Morningstar Large Blend Category Average[6]	6.30	9.64	11.28

5.

The Russell 3000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. All Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. All Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,151.10	$6.70	$1,018.90	$6.29	1.24%

Investor Class Shares	$1,000.00	$1,149.50	$8.10	$1,017.60	$7.61	1.50%

Class B Shares	$1,000.00	$1,145.40	$12.13	$1,013.83	$11.39	2.25%

Class C Shares	$1,000.00	$1,145.30	$12.13	$1,013.83	$11.39	2.25%

Class I Shares	$1,000.00	$1,152.20	$5.36	$1,020.16	$5.03	0.99%

Class R6 Shares	$1,000.00	$1,152.70	$4.92	$1,020.56	$4.62	0.91%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2020 (Unaudited)

Software	10.6%

Interactive Media & Services	9.6

Semiconductors & Semiconductor Equipment	9.1

Life Sciences Tools & Services	6.7

Specialty Retail	4.5

Health Care Providers & Services	4.4

Banks	3.8

Multiline Retail	3.5

Food & Staples Retailing	3.3

Insurance	3.2

Capital Markets	3.1

Health Care Equipment & Supplies	3.0

Food Products	2.6

Media	2.5

Entertainment	1.9

Wireless Telecommunication Services	1.9

Hotels, Restaurants & Leisure	1.8

IT Services	1.6

Pharmaceuticals	1.6

Communications Equipment	1.5

Electrical Equipment	1.5%

Chemicals	1.4

Household Durables	1.4

Road & Rail	1.4

Thrifts & Mortgage Finance	1.4

Aerospace & Defense	1.3

Diversified Financial Services	1.2

Real Estate Management & Development	1.2

Air Freight & Logistics	1.1

Biotechnology	1.1

Construction Materials	1.1

Professional Services	1.1

Machinery	1.0

Construction & Engineering	0.9

Oil, Gas & Consumable Fuels	0.9

Beverages	0.8

Short-Term Investment	2.3

Other Assets, Less Liabilities	–1.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of October 31, 2020 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.

2.	Facebook, Inc., Class A

3.	Alphabet, Inc., Class C

4.	Broadcom, Inc.

5.	Danaher Corp.
6.	UnitedHealth Group, Inc.

7.	Agilent Technologies, Inc.

8.	Walmart, Inc.

9.	Universal Display Corp.

10.	Charles River Laboratories International, Inc.

8	MainStay Epoch U.S. All Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David N. Pearl, Michael A. Welhoelter, CFA, William W. Priest, CFA, and Justin Howell, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. All Cap Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay Epoch U.S. All Cap Fund returned –0.81%, underperforming the 10.15% return of the Fund’s primary benchmark, the Russell 3000® Index. Over the same period, Class I shares also underperformed the 6.30% return of the Morningstar Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Russell 3000® Index during the reporting period largely due to disappointing security selection in the consumer discretionary, industrials and real estate sectors. In addition, the strong performance of a few companies that constituted a large percentage of the Index, but were not held in the Fund, further detracted from relative returns.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the health care, energy and financials sectors provided the strongest positive contributions to relative performance. (Contributions take weightings and total returns into account.) Over the same period, the consumer discretionary, information technology and industrials sectors detracted most from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Systems software developer Microsoft made the strongest positive contribution to absolute performance, with shares driven higher by rising revenues and net income. Much of the growth came from Microsoft’s Azure cloud computing business, which scored a high-profile win from the U.S. Department of Defense for the Joint Enterprise Defense Infrastructure cloud contract, worth up to $10 billion over a decade. Additionally, rival Salesforce said it would tap Azure to run its marketing cloud service. We believe Microsoft is successfully transitioning its customers to the cloud and is also moving to more of a recurring revenue model with Office 365. In our opinion, the cloud computing opportunity is vast, and the company is investing appropriately to capture their fair share of this growth.

Social media company Facebook, another leading contributor to the Fund’s absolute performance, reported better-than-

expected revenue and counted growing numbers of monthly users across its family of apps. While the company saw a steep decline in ad revenue in March due to the coronavirus pandemic, investors were buoyed by the fact that revenues began to stabilize by the first few weeks of April, injecting optimism into the stock. As of October 31, 2020, Facebook remains one of the world’s most profitable companies, and has made significant investments toward transitioning its monetization strategy on both the Facebook and Instagram platforms. The company is focused on increasing its average revenue per user. Fueling this growth has been advertising revenue, as Facebook continues to find new ways of increasing ad space within its platforms without diluting the end-user experience. In our opinion, the current valuation does not reflect the company’s potential eventual return to double-digit growth.

One of the most prominent detractors from the Fund’s absolute performance was aircraft maker Boeing. The company’s stock came under pressure due to the grounding of the company’s 737 MAX aircraft and, more recently, the perceived fear that a decline in air travel due to the COVID-19 pandemic may lead to new-plane order cancellations. The outlook for the commercial air travel industry grew worse during the reporting period, with forecasts for the return of air service and customers en mass increasingly extended, a trend that will likely have a large and adverse impact on the financial health of the airline companies and Boeing. We took particular note of United Airlines’ decision on May 9, 2020, to abandon its effort to raise $2.25 billion in the bond market. The proposed bond offering—backed by a pool of 360 aircraft owned by United (representing 40 percent of its fleet)—was designed to repay a loan the airline secured from a group of banks in early March, when the pandemic was taking hold outside China. Sources familiar with the deal said that the interest rate demanded by investors proved to be too high for the company. That event helped inform our decision to sell the Fund’s position in Boeing.

Another prominent detractor from the Fund’s absolute performance was real estate investment trust Ventas. Ventas is one of the largest owners and operators of nursing homes and assisted living facilities. Prior to the pandemic, Ventas’ shares had come under pressure due to a temporary increase in supply in its senior housing business due to new construction. With the advent of the pandemic, investors grew concerned that senior housing was among the most vulnerable real estate sectors because so many senior-housing residents are in their 70s and 80s, a high-risk demographic. With a net decline in occupancy likely in our opinion, and supply dynamics not expected to improve in 2020, we opted to sell the Fund’s Ventas shares in March.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

What were some of the Fund’s largest purchases and sales during the reporting period?

Significant new purchases during the reporting period included shares in semiconductor equipment manufacturer Lam Research and defense contractor Northrop Grumman.

Lam Research is focused on the etch, deposition, and clean markets, which are key steps in the semiconductor manufacturing process, especially for 3D NAND flash storage, advanced DRAM and leading-edge logic/foundry chipmakers. The company’s flagship Kiyo, Vector and Sabre products are sold in all major geographies to key customers such as Samsung Electronics and Taiwan Semiconductor Manufacturing. Lam’s leadership position creates scale advantages that fuel research and development spending. The company’s large installed base creates stickiness and offers Lam an intimate look into problems faced by chipmakers, providing valuable information it can use to implement solutions and additional capabilities in future tools. Chipmakers have endured significant challenges in terms of cost and complexity. Equipment providers are vital to making the pursuit more economical via advanced chip manufacturing tools. Lam has benefited from the sharp rise in etch, deposition and clean steps required as a result of major inflections—including FinFET and planar to 3D NAND—that feature multiple patterning and vertical layers well suited to Lam’s advanced etch and deposition offerings. Consequently, we believe Lam is poised to grow faster than the overall equipment industry, capturing a larger share of the market with technically superior tools.

Northrop Grumman is diversified across short-cycle and long-cycle businesses. The firm’s segments include aeronautics, mission systems, defense services and space systems. The company’s aerospace segment creates the fuselage for the massive F-35 program and produces various piloted and autonomous flight systems. Mission systems creates a variety of sensors and processors for defense hardware. The defense systems segment manufactures long-range missiles and provides defense information technology services. Finally, the company’s space systems segment produces various space structures, sensors and satellites. After a substantial boom in defense spending over 2018-19 to modernize the military, we are expecting a slowdown in defense budget growth to inflationary levels. However, we believe that defense prime contractors will continue to see business growth because of the 2018 National Defense Strategy’s focus toward defending against great powers conflicts. The three biggest stock-specific growth opportunities we see for Northrop are the Ground Based Strategic Deterrent, the further militarization of space and the development of the B-21 bomber. Regulated margins, mature markets, customer-paid research and development, and long-term revenue visibility allow defense prime contractors to deliver a lot of cash to shareholders, which we view positively. In our opinion, the growth and stability in the company’s forward cash flows is undervalued.

During the reporting period, the Fund sold its position in semiconductor equipment maker Applied Materials for several reasons. The company reported second quarter 2020 revenue and profit growth that fell short of expectations. Although the company’s display business has been posting record growth levels for several years, we believe that growth rate could slow, due partly to lower demand growth for consumer electronics products such as TVs and smartphones, and partly to the current trade tensions between the U.S. and China. One of the key drivers of this projected decline in growth has been the weakness in the TV space, with delays in some major TV factory projects pushing equipment demand into 2021. We believe there could be some pressure in the market for advanced OLED digital displays as well. Although OLED investments and production are expected to pick up in 2021 compared to 2020, it appears that Applied Materials’ OLED production equipment is falling behind the technology sold by its rivals in the backplane and encapsulation space, resulting in some market share losses. With the stock price up over 40% since the low point reached in mid-March, we opted to sell the Fund’s holdings and reinvested the proceeds into Lam Research, described above.

Another major sale involved holdings in pharmaceutical developer Pfizer after the company reported a major clinical failure in its adjuvant breast cancer study seeking to combine Pallas with cancer drug Ibrance. Although Pfizer’s management team reiterated its expectation for 6% revenue growth through 2025 (based on the strength of its overall portfolio), in our opinion, the trial failure increased the risk embedded in the company’s revenue forecast. With the shares having recovered by over 25% since the low point reached on March 23, we opted to sell the Fund’s position.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund’s most significant sector weightings increases were in information technology and consumer staples. Over the same period, the Fund reduced its sector weightings in industrials and financials.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund held its largest overweight allocations relative to the Russell 3000® Index in the communication services and financials sectors. As of the same date, the Fund’s most significantly underweight positions relative to the benchmark were in information technology and utilities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. All Cap Fund

Portfolio of Investments October 31, 2020

	Shares	Value

Common Stocks 99.0%†
Aerospace & Defense 1.3%
Northrop Grumman Corp.	22,646	$6,563,264

Air Freight & Logistics 1.1%
XPO Logistics, Inc. (a)	61,793	5,561,370

Banks 3.8%
Bank of America Corp.	374,632	8,878,778
Bank OZK	257,058	6,369,897
Citizens Financial Group, Inc.	130,934	3,567,952

		18,816,627

Beverages 0.8%
Coca-Cola Co.	79,763	3,833,410

Biotechnology 1.1%
Alexion Pharmaceuticals, Inc. (a)	48,833	5,622,632

Capital Markets 3.1%
KKR & Co., Inc.	205,553	7,019,635
Morgan Stanley	168,745	8,125,072

		15,144,707

Chemicals 1.4%
Linde PLC	32,466	7,153,558

Communications Equipment 1.5%
Arista Networks, Inc. (a)	36,608	7,647,411

Construction & Engineering 0.9%
Jacobs Engineering Group, Inc.	45,626	4,334,470

Construction Materials 1.1%
Martin Marietta Materials, Inc.	20,040	5,337,654

Diversified Financial Services 1.2%
Equitable Holdings, Inc.	277,300	5,959,177

Electrical Equipment 1.5%
AMETEK, Inc.	75,153	7,380,025

Entertainment 1.9%
Electronic Arts, Inc. (a)	78,427	9,397,907

Food & Staples Retailing 3.3%
Performance Food Group Co. (a)	155,183	5,215,700
Walmart, Inc.	80,965	11,233,894

		16,449,594

	Shares	Value

Food Products 2.6%
Lamb Weston Holdings, Inc.	81,165	$5,149,919
McCormick & Co., Inc.	42,019	7,584,850

		12,734,769

Health Care Equipment & Supplies 3.0%
Danaher Corp.	63,730	14,628,584

Health Care Providers & Services 4.4%
Centene Corp. (a)	164,670	9,731,997
UnitedHealth Group, Inc.	39,881	12,169,288

		21,901,285

Hotels, Restaurants & Leisure 1.8%
Restaurant Brands International, Inc.	123,118	6,402,136
Vail Resorts, Inc.	10,621	2,464,497

		8,866,633

Household Durables 1.4%
NVR, Inc. (a)	1,803	7,127,421

Insurance 3.2%
American International Group, Inc.	169,880	5,349,521
MetLife, Inc.	131,669	4,983,672
Willis Towers Watson PLC	28,992	5,290,460

		15,623,653

Interactive Media & Services 9.6%
Alphabet, Inc., Class C (a)	14,496	23,498,161
Facebook, Inc., Class A (a)	91,520	24,079,827

		47,577,988

IT Services 1.6%
Visa, Inc., Class A	43,021	7,817,346

Life Sciences Tools & Services 6.7%
Agilent Technologies, Inc.	113,231	11,559,753
Charles River Laboratories International, Inc. (a)	47,296	10,769,299
Thermo Fisher Scientific, Inc.	22,445	10,619,178

		32,948,230

Machinery 1.0%
Middleby Corp. (a)	50,837	5,060,315

Media 2.5%
Liberty Media Corp-Liberty SiriusXM, Class A (a)	182,907	6,323,095
Nexstar Media Group, Inc., Class A	70,477	5,807,305

		12,130,400

Multiline Retail 3.5%
Dollar General Corp.	34,537	7,208,217
Dollar Tree, Inc. (a)	114,033	10,299,461

		17,507,678

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels 0.9%
Texas Pacific Land Trust (b)	9,686	$4,362,671

Pharmaceuticals 1.6%
Merck & Co., Inc.	107,486	8,084,022

Professional Services 1.1%
Insperity, Inc.	69,341	5,310,134

Real Estate Management & Development 1.2%
Jones Lang LaSalle, Inc.	54,311	6,129,540

Road & Rail 1.4%
Norfolk Southern Corp.	33,134	6,928,982

Semiconductors & Semiconductor Equipment 9.1%
Broadcom, Inc.	42,219	14,761,029
Lam Research Corp.	29,126	9,963,422
Micron Technology, Inc. (a)	189,520	9,540,437
Universal Display Corp.	54,511	10,810,076

		45,074,964

Software 10.6%
Aspen Technology, Inc. (a)	63,730	6,998,191
Dropbox, Inc., Class A (a)	352,253	6,432,140
Microsoft Corp.	193,529	39,183,817

		52,614,148

Specialty Retail 4.5%
CarMax, Inc. (a)	57,651	4,983,352
Home Depot, Inc.	34,136	9,104,413
TJX Cos., Inc.	161,864	8,222,691

		22,310,456

	Shares	Value

Thrifts & Mortgage Finance 1.4%
Axos Financial, Inc. (a)	262,804	$7,164,037

Wireless Telecommunication Services 1.9%
T-Mobile U.S., Inc. (a)	87,779	9,617,945

Total Common Stocks (Cost $374,949,573)		490,723,007

Short-Term Investments 2.3%
Affiliated Investment Company 1.4%
MainStay U.S. Government Liquidity Fund, 0.02% (c)	6,949,870	6,949,870

Unaffiliated Investment Company 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09% (c)(d)	4,545,186	4,545,186

Total Short-Term Investments (Cost $11,495,056)		11,495,056

Total Investments (Cost $386,444,629)	101.3%	502,218,063
Other Assets, Less Liabilities	(1.3)	(6,528,413)
Net Assets	100.0%	$495,689,650

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of October 31, 2020, the aggregate market value of securities on loan was $4,318,981. The Fund received cash collateral with a value of $4,545,186 (See Note 2(H)).

(c)	Current yield as of October 31, 2020.

(d)	Represents a security purchased with cash collateral received for securities on loan.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$490,723,007	$—	$—	$490,723,007
Short-Term Investments
Affiliated Investment Company	6,949,870	—	—	6,949,870
Unaffiliated Investment Company	4,545,186	—	—	4,545,186

Total Short-Term Investments	11,495,056	—	—	11,495,056

Total Investments in Securities	$502,218,063	$—	$—	$502,218,063

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $379,494,759) including securities on loan of $4,318,981	$495,268,193
Investment in affiliated investment company, at value (identified cost $6,949,870)	6,949,870
Receivables:
Fund shares sold	111,132
Dividends	110,338
Securities lending	1,596
Other assets	21,591

Total assets	502,462,720

Liabilities
Cash collateral received for securities on loan	4,545,186
Payables:
Fund shares redeemed	1,766,445
Manager (See Note 3)	372,758
Transfer agent (See Note 3)	28,920
Professional fees	23,938
Shareholder communication	14,742
NYLIFE Distributors (See Note 3)	13,572
Custodian	3,842
Trustees	709
Accrued expenses	2,958

Total liabilities	6,773,070

Net assets	$495,689,650

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,377
Additional paid-in capital	378,770,470

378,789,847
Total distributable earnings (loss)	116,899,803

Net assets	$495,689,650

Class A
Net assets applicable to outstanding shares	$37,977,801

Shares of beneficial interest outstanding	1,678,140

Net asset value per share outstanding	$22.63
Maximum sales charge (5.50% of offering price)	1.32

Maximum offering price per share outstanding	$23.95

Investor Class
Net assets applicable to outstanding shares	$9,720,645

Shares of beneficial interest outstanding	442,135

Net asset value per share outstanding	$21.99
Maximum sales charge (5.00% of offering price)	1.16

Maximum offering price per share outstanding	$23.15

Class B
Net assets applicable to outstanding shares	$1,615,830

Shares of beneficial interest outstanding	90,372

Net asset value and offering price per share outstanding	$17.88

Class C
Net assets applicable to outstanding shares	$1,801,802

Shares of beneficial interest outstanding	100,701

Net asset value and offering price per share outstanding	$17.89

Class I
Net assets applicable to outstanding shares	$42,187,827

Shares of beneficial interest outstanding	1,619,953

Net asset value and offering price per share outstanding	$26.04

Class R6
Net assets applicable to outstanding shares	$402,385,745

Shares of beneficial interest outstanding	15,446,104

Net asset value and offering price per share outstanding	$26.05

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$7,407,055
Dividends-affiliated	87,880
Securities lending	18,505

Total income	7,513,440

Expenses
Manager (See Note 3)	4,762,810
Transfer agent (See Note 3)	187,940
Distribution/Service—Class A (See Note 3)	96,018
Distribution/Service—Investor Class (See Note 3)	24,584
Distribution/Service—Class B (See Note 3)	19,517
Distribution/Service—Class C (See Note 3)	21,317
Registration	97,707
Professional fees	97,268
Custodian	28,364
Shareholder communication	21,554
Trustees	13,360
Interest expense	9,975
Miscellaneous	28,049

Total expenses before waiver/reimbursement	5,408,463
Expense waiver/reimbursement from Manager (See Note 3)	(9,262)

Net expenses	5,399,201

Net investment income (loss)	2,114,239

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	431,098
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(1,446,998)

Net realized and unrealized gain (loss)	(1,015,900)

Net increase (decrease) in net assets resulting from operations	$1,098,339

(a)	Dividends recorded net of foreign withholding taxes in the amount of $29,442.

14	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,114,239	$4,412,853
Net realized gain (loss)	431,098	74,938,702
Net change in unrealized appreciation (depreciation)	(1,446,998)	18,701,112

Net increase (decrease) in net assets resulting from operations	(1,098,339)	98,052,667

Distributions to shareholders:
Class A	(4,654,940)	(2,801,464)
Investor Class	(1,214,379)	(748,452)
Class B	(328,517)	(267,413)
Class C	(330,063)	(335,188)
Class I	(11,268,555)	(7,662,366)
Class R6	(52,208,934)	(43,716,388)

Total distributions to shareholders	(70,005,388)	(55,531,271)

Capital share transactions:
Net proceeds from sale of shares	32,303,028	49,289,222
Net asset value of shares issued to shareholders in reinvestment of distributions	69,838,068	55,401,254
Cost of shares redeemed	(225,016,525)	(183,433,740)

Increase (decrease) in net assets derived from capital share transactions	(122,875,429)	(78,743,264)

Net increase (decrease) in net assets	(191,782,478)	(36,221,868)

Net Assets
Beginning of year	687,472,128	723,693,996

End of year	$495,689,650	$687,472,128

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020		2019		2018	2017	2016

Net asset value at beginning of year	$25.79		$24.52		$28.13	$23.22	$26.66

Net investment income (loss) (a)	0.02		0.08		0.09	0.16	0.37

Net realized and unrealized gain (loss) on investments	(0.19)		3.19		(0.00)‡	5.82	(0.60)

Total from investment operations	(0.17)		3.27		0.09	5.98	(0.23)

Less distributions:

From net investment income	(0.12)		(0.10)		—	(0.45)	(0.24)

From net realized gain on investments	(2.87)		(1.90)		(3.70)	(0.62)	(2.97)

Total distributions	(2.99)		(2.00)		(3.70)	(1.07)	(3.21)

Net asset value at end of year	$22.63		$25.79		$24.52	$28.13	$23.22

Total investment return (b)	(1.05%)		14.69%		0.01%	26.53%	(0.79%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.08%		0.32%		0.33%	0.64%	1.60%

Net expenses (c)	1.24	% (d)	1.22	%(d)	1.17%	1.15%	1.15%

Portfolio turnover rate	41%		51%		41%	42%	45%

Net assets at end of year (in 000’s)	$37,978		$39,919		$33,828	$33,568	$21,248

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year ended October 31,

Investor Class	2020		2019		2018	2017	2016

Net asset value at beginning of year	$25.14		$23.96		$27.64	$22.82	$26.24

Net investment income (loss) (a)	(0.04)		0.02		0.02	0.10	0.29

Net realized and unrealized gain (loss) on investments	(0.18)		3.11		(0.00)‡	5.71	(0.58)

Total from investment operations	(0.22)		3.13		0.02	5.81	(0.29)

Less distributions:

From net investment income	(0.06)		(0.05)		—	(0.37)	(0.16)

From net realized gain on investments	(2.87)		(1.90)		(3.70)	(0.62)	(2.97)

Total distributions	(2.93)		(1.95)		(3.70)	(0.99)	(3.13)

Net asset value at end of year	$21.99		$25.14		$23.96	$27.64	$22.82

Total investment return (b)	(1.29%)		14.37%		(0.28%)	26.22%	(1.07%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.18%)		0.07%		0.08%	0.38%	1.28%

Net expenses (c)	1.50	% (d)	1.48	%(d)	1.43%	1.46%	1.48%

Expenses (before waiver/reimbursement) (c)	1.57	% (d)	1.53	%(d)	1.48%	1.46%	1.48%

Portfolio turnover rate	41%		51%		41%	42%	45%

Net assets at end of year (in 000’s)	$9,721		$10,316		$9,225	$9,973	$11,846

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

16	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020		2019		2018	2017	2016

Net asset value at beginning of year	$21.06		$20.48		$24.31	$20.18	$23.56

Net investment income (loss) (a)	(0.16)		(0.13)		(0.14)	(0.09)	0.12

Net realized and unrealized gain (loss) on investments	(0.15)		2.61		0.01	5.05	(0.53)

Total from investment operations	(0.31)		2.48		(0.13)	4.96	(0.41)

Less distributions:

From net investment income	—		—		—	(0.21)	—

From net realized gain on investments	(2.87)		(1.90)		(3.70)	(0.62)	(2.97)

Total distributions	(2.87)		(1.90)		(3.70)	(0.83)	(2.97)

Net asset value at end of year	$17.88		$21.06		$20.48	$24.31	$20.18

Total investment return (b)	(2.04%)		13.55%		(1.03%)	25.26%	(1.78%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.90%)		(0.66%)		(0.66%)	(0.39%)	0.58%

Net expenses (c)	2.25	% (d)	2.23	% (d)	2.18%	2.21%	2.23%

Expenses (before waiver/reimbursement) (c)	2.31	% (d)	2.28	% (d)	2.23%	2.21%	2.23%

Portfolio turnover rate	41%		51%		41%	42%	45%

Net assets at end of year (in 000’s)	$1,616		$2,435		$2,889	$3,906	$3,707

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year ended October 31,

Class C	2020		2019		2018	2017	2016

Net asset value at beginning of year	$21.07		$20.49		$24.32	$20.19	$23.59

Net investment income (loss) (a)	(0.16)		(0.12)		(0.15)	(0.09)	0.12

Net realized and unrealized gain (loss) on investments	(0.15)		2.60		0.02	5.05	(0.55)

Total from investment operations	(0.31)		2.48		(0.13)	4.96	(0.43)

Less distributions:

From net investment income	—		—		—	(0.21)	—

From net realized gain on investments	(2.87)		(1.90)		(3.70)	(0.62)	(2.97)

Total distributions	(2.87)		(1.90)		(3.70)	(0.83)	(2.97)

Net asset value at end of year	$17.89		$21.07		$20.49	$24.32	$20.19

Total investment return (b)	(2.05%)		13.54%		(1.03%)	25.24%	(1.86%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.92%)		(0.63%)		(0.67%)	(0.40%)	0.58%

Net expenses (c)	2.25	% (d)	2.23	% (d)	2.18%	2.21%	2.23%

Expenses (before waiver/reimbursement) (c)	2.32	% (d)	2.28	% (d)	2.23%	2.21%	2.23%

Portfolio turnover rate	41%		51%		41%	42%	45%

Net assets at end of year (in 000’s)	$1,802		$2,490		$3,642	$4,218	$3,661

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020		2019		2018	2017	2016

Net asset value at beginning of year	$29.23		$27.52		$31.11	$25.57	$29.02

Net investment income (loss) (a)	0.10		0.16		0.21	0.26	0.47

Net realized and unrealized gain (loss) on investments	(0.24)		3.62		(0.05)	6.40	(0.65)

Total from investment operations	(0.14)		3.78		0.16	6.66	(0.18)

Less distributions:

From net investment income	(0.18)		(0.17)		(0.05)	(0.50)	(0.30)

From net realized gain on investments	(2.87)		(1.90)		(3.70)	(0.62)	(2.97)

Total distributions	(3.05)		(2.07)		(3.75)	(1.12)	(3.27)

Net asset value at end of year	$26.04		$29.23		$27.52	$31.11	$25.57

Total investment return (b)	(0.81%)		14.97%		0.25%	26.83%	(0.51%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.38%		0.58%		0.70%	0.92%	1.86%

Net expenses (c)	0.99	% (d)	0.97	%(d)	0.90%	0.90%	0.90%

Portfolio turnover rate	41%		51%		41%	42%	45%

Net assets at end of year (in 000’s)	$42,188		$105,913		$102,791	$727,524	$669,617

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year ended October 31,				February 28, 2018^ through October 31,

Class R6	2020		2019		2018

Net asset value at beginning of period	$29.23		$27.53		$28.88

Net investment income (loss) (a)	0.11		0.18		0.10

Net realized and unrealized gain (loss) on investments	(0.22)		3.61		(1.45)

Total from investment operations	(0.11)		3.79		(1.35)

Less distributions:

From net investment income	(0.20)		(0.19)		—

From net realized gain on investments	(2.87)		(1.90)		—

Total distributions	(3.07)		(2.09)		—

Net asset value at end of period	$26.05		$29.23		$27.53

Total investment return (b)	(0.69%)		15.04%		(4.67%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.43%		0.68%		0.53	% ††

Net expenses (c)	0.90	% (d)	0.89	%(d)	0.87	% ††

Portfolio turnover rate	41%		51%		41%

Net assets at end of period (in 000’s)	$402,386		$526,399		$571,319

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

18	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. All Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A, Class B and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on February 28, 2018. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of October 31, 2020, SIMPLE Class shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the

1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering

19

Notes to Financial Statements (continued)

information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020 were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and

20	MainStay Epoch U.S. All Cap Fund

thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2020, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 12 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the

21

Notes to Financial Statements (continued)

Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund had securities on loan with an aggregate market value of $4,318,981 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $4,545,186.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $500 million; 0.825% from $500 million to $1 billion; and 0.80% in excess of $1 billion. During the year ended October 31, 2020, the effective management fee rate was 0.85% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares do not exceed those of Class I. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $4,762,810 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $9,262 and paid the Subadvisor in the amount of $2,381,405.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

22	MainStay Epoch U.S. All Cap Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $11,630 and $6,402, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2020, of $479, $6, $968 and $126, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any applicable reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, as follows:

Class	Expense	Waived
Class A	$33,777	$—
Investor Class	40,947	(6,578)
Class B	8,094	(1,271)
Class C	8,865	(1,413)
Class I	79,488	—
Class R6	16,769	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$17,292	$198,012	$(208,354)	$—	$—	$6,950	$88	$—	6,950

(G)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$149,006,291	37.0%

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$386,918,565	$135,088,452	$(19,788,954)	$115,299,498

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$1,164,598	$435,707	$—	$115,299,498	$116,899,803

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

23

Notes to Financial Statements (continued)

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$4,307,634	$4,703,797
Long-Term Capital Gain	65,697,754	50,827,474
Total	$70,005,388	$55,531,271

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate.

During the year ended October 31, 2020, the Fund utilized the line of credit for 10 days, maintained an average daily balance of $16,482,500 at a weighted average interest rate of 2.30% and incurred interest expense in the amount of $9,975. As of October 31, 2020, there were no borrowings outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $227,078 and $391,595, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	315,916	$6,801,299
Shares issued to shareholders in reinvestment of distributions	197,430	4,629,738
Shares redeemed	(436,659)	(9,302,128)

Net increase (decrease) in shares outstanding before conversion	76,687	2,128,909
Shares converted into Class A (See Note 1)	57,617	1,299,364
Shares converted from Class A (See Note 1)	(4,069)	(79,741)

Net increase (decrease)	130,235	$3,348,532

Year ended October 31, 2019:
Shares sold	452,661	$11,143,079
Shares issued to shareholders in reinvestment of distributions	124,815	2,768,390
Shares redeemed	(456,740)	(11,103,602)

Net increase (decrease) in shares outstanding before conversion	120,736	2,807,867
Shares converted into Class A (See Note 1)	62,390	1,517,092
Shares converted from Class A (See Note 1)	(14,584)	(352,749)

Net increase (decrease)	168,542	$3,972,210

24	MainStay Epoch U.S. All Cap Fund

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	76,586	$1,625,572
Shares issued to shareholders in reinvestment of distributions	53,116	1,213,154
Shares redeemed	(58,331)	(1,243,200)

Net increase (decrease) in shares outstanding before conversion	71,371	1,595,526
Shares converted into Investor Class (See Note 1)	13,988	282,664
Shares converted from Investor Class (See Note 1)	(53,508)	(1,177,861)

Net increase (decrease)	31,851	$700,329

Year ended October 31, 2019:
Shares sold	136,507	$3,320,603
Shares issued to shareholders in reinvestment of distributions	34,491	747,426
Shares redeemed	(129,042)	(3,138,121)

Net increase (decrease) in shares outstanding before conversion	41,956	929,908
Shares converted into Investor Class (See Note 1)	28,797	665,702
Shares converted from Investor Class (See Note 1)	(45,405)	(1,095,911)

Net increase (decrease)	25,348	$499,699

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	1,195	$19,324
Shares issued to shareholders in reinvestment of distributions	17,559	328,176
Shares redeemed	(26,244)	(455,473)

Net increase (decrease) in shares outstanding before conversion	(7,490)	(107,973)
Shares converted from Class B (See Note 1)	(17,761)	(303,252)

Net increase (decrease)	(25,251)	$(411,225)

Year ended October 31, 2019:
Shares sold	40,434	$836,521
Shares issued to shareholders in reinvestment of distributions	14,637	267,413
Shares redeemed	(61,441)	(1,247,295)

Net increase (decrease) in shares outstanding before conversion	(6,370)	(143,361)
Shares converted from Class B (See Note 1)	(19,067)	(362,930)

Net increase (decrease)	(25,437)	$(506,291)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	18,319	$287,980
Shares issued to shareholders in reinvestment of distributions	16,909	316,367
Shares redeemed	(51,503)	(910,340)

Net increase (decrease) in shares outstanding before conversion	(16,275)	(305,993)
Shares converted from Class C (See Note 1)	(1,230)	(21,174)

Net increase (decrease)	(17,505)	$(327,167)

Year ended October 31, 2019:
Shares sold	34,645	$702,514
Shares issued to shareholders in reinvestment of distributions	17,755	324,563
Shares redeemed	(92,542)	(1,813,005)

Net increase (decrease) in shares outstanding before conversion	(40,142)	(785,928)
Shares converted from Class C (See Note 1)	(19,393)	(371,204)

Net increase (decrease)	(59,535)	$(1,157,132)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	287,240	$7,644,227
Shares issued to shareholders in reinvestment of distributions	413,882	11,141,699
Shares redeemed	(2,704,864)	(69,058,920)

Net increase (decrease)	(2,003,742)	$(50,272,994)

Year ended October 31, 2019:
Shares sold	422,036	$11,490,020
Shares issued to shareholders in reinvestment of distributions	302,116	7,577,074
Shares redeemed	(835,208)	(21,549,288)

Net increase (decrease)	(111,056)	$(2,482,194)

Class R6	Shares	Amount

Year ended October 31, 2020:
Shares sold	719,244	$15,924,626
Shares issued to shareholders in reinvestment of distributions	1,940,131	52,208,934
Shares redeemed	(5,219,421)	(144,046,464)

Net increase (decrease)	(2,560,046)	$(75,912,904)

Year ended October 31, 2019:
Shares sold	834,960	$21,796,485
Shares issued to shareholders in reinvestment of distributions	1,744,469	43,716,388
Shares redeemed	(5,324,854)	(144,582,429)

Net increase (decrease)	(2,745,425)	$(79,069,556)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15,

25

Notes to Financial Statements (continued)

2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions,

closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

26	MainStay Epoch U.S. All Cap Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Epoch U.S. All Cap Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

27

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $65,697,754 as long term capital gain distributions.

For the fiscal year ended October 31, 2020, the Fund designated approximately $4,307,634 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2020 should be multiplied by 100.00% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

28	MainStay Epoch U.S. All Cap Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

29

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

30	MainStay Epoch U.S. All Cap Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay Epoch U.S. All Cap Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1716815 MS203-20	MSEUAC11-12/20 (NYLIM) NL259

MainStay Epoch U.S. Equity Yield Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/3/2009	–13.79 –8.77%	4.80 6.00%	8.24 8.86%	1.08 1.08%
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	–13.99 –8.99	4.61 5.80	8.08 8.69	1.35 1.35
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/8/2017	–14.09 –9.71	2.09 2.61	N/A N/A	2.10 2.10
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	–10.53 –9.66	5.00 5.00	7.89 7.89	2.10 2.10
Class I Shares	No Sales Charge		12/3/2008	–8.50	6.28	9.13	0.83
Class R1 Shares	No Sales Charge		5/8/2017	–8.66	3.74	N/A	0.93
Class R2 Shares	No Sales Charge		5/8/2017	–8.87	3.47	N/A	1.18
Class R3 Shares	No Sales Charge		5/8/2017	–9.06	3.23	N/A	1.43
Class R6 Shares	No Sales Charge		5/8/2017	–8.46	3.97	N/A	0.74
SIMPLE Class Shares	No Sales Charge		8/31/2020	–4.16	N/A	N/A	1.60

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.

2.

The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Russell 1000® Value Index[5]	–7.57%	5.82%	9.48%
U.S. Equity Yield Composite Index[6]	–4.70	8.31	10.98
Morningstar Large Value Category Average[7]	–7.37	5.38	8.64

5.

The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,056.90	$5.58	$1,019.71	$5.48	1.08%

Investor Class Shares	$1,000.00	$1,055.90	$6.82	$1,018.50	$6.70	1.32%

Class B Shares	$1,000.00	$1,051.20	$10.67	$1,014.73	$10.48	2.07%

Class C Shares	$1,000.00	$1,052.00	$10.68	$1,014.73	$10.48	2.07%

Class I Shares	$1,000.00	$1,058.20	$3.78	$1,021.47	$3.71	0.73%

Class R1 Shares	$1,000.00	$1,057.80	$4.81	$1,020.46	$4.72	0.93%

Class R2 Shares	$1,000.00	$1,056.40	$6.10	$1,019.20	$5.99	1.18%

Class R3 Shares	$1,000.00	$1,055.10	$7.39	$1,017.95	$7.25	1.43%

Class R6 Shares	$1,000.00	$1,058.90	$3.78	$1,021.47	$3.71	0.73%

SIMPLE Class Shares[3,4]	$1,000.00	$958.40	$2.56	$1,005.72	$2.62	1.57%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period) and 61 days for SIMPLE Class share (to reflect the since-inception period. The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was August 31, 2020.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2020. Had these shares been offered for the full six-month period ended October 31, 2020, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $7.96 for SIMPLE Class shares and the ending account value would have been $1,017.24 for SIMPLE Class shares.

7

Industry Composition as of October 31, 2020 (Unaudited)

Semiconductors & Semiconductor Equipment	6.6%

Electric Utilities	6.1

Pharmaceuticals	6.0

Insurance	5.5

Multi-Utilities	5.0

Banks	4.7

Chemicals	4.2

Household Products	4.0

Capital Markets	3.5

Diversified Telecommunication Services	3.3

Biotechnology	3.2

Beverages	3.1

Tobacco	3.1

Equity Real Estate Investment Trusts	2.9

Electrical Equipment	2.8

Oil, Gas & Consumable Fuels	2.8

Aerospace & Defense	2.6

Hotels, Restaurants & Leisure	2.5

Software	2.3

Commercial Services & Supplies	2.0

IT Services	2.0

Health Care Equipment & Supplies	1.9%

Health Care Providers & Services	1.8

Food & Staples Retailing	1.6

Media	1.5

Multiline Retail	1.4

Industrial Conglomerates	1.3

Communications Equipment	1.2

Specialty Retail	1.2

Trading Companies & Distributors	1.1

Air Freight & Logistics	1.0

Containers & Packaging	1.0

Technology Hardware, Storage & Peripherals	1.0

Textiles, Apparel & Luxury Goods	0.7

Food Products	0.6

Household Durables	0.6

Leisure Products	0.6

Short-Term Investment	3.3

Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2020 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Verizon Communications, Inc.

3.	Johnson & Johnson

4.	Medtronic PLC

5.	Merck & Co., Inc.
6.	Procter & Gamble Co.

7.	MetLife, Inc.

8.	Amgen, Inc.

9.	Walmart, Inc.

10.	Kimberly-Clark Corp.

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Kera Van Valen, CFA, John Tobin, PhD, CFA, Michael A. Welhoelter, CFA, and William W. Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Equity Yield Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay Epoch U.S. Equity Yield Fund returned –8.50%, underperforming the –7.57% return of the Fund’s primary benchmark, the Russell 1000® Value Index. Over the same period, Class I shares underperformed the –4.70% return of the U.S. Equity Yield Composite Index, which is the Fund’s secondary benchmark, and the –7.37% return of the Morningstar Large Value Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Russell 1000® Value Index during the reporting period largely due to investments in the health care sector, where disappointing stock selection and, to a lesser degree, underweight exposure detracted from relative returns. Stock selection in the communication services, utilities and consumer staples sectors also detracted from the Fund’s relative performance.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

The sharp sell-off across all sectors that began in February 2020 was broadly based and indiscriminate. Owning dividend-yielding companies was a headwind, as concerns about the capacity for businesses to continue with their shareholder distribution practices weighed on equity performance as the markets sold off. While government restrictions placed strains on wide sectors of the global economy, not all businesses faced the same degree of stress. As the recovery ensued, the Fund participated modestly, but owning dividend-yielding companies remained a drag on performance as gains in the broader markets were primarily driven by growth stocks.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest positive sector contribution to the Fund’s performance relative to the Russell 1000® Value Index came from information technology, largely as a result of stock selection and, to a lesser degree, overweight allocation. (Contributions take weightings and total returns into account.) Underweight exposure in the lagging financials sector also contributed positively to relative results, particularly the Fund’s underweight exposure to banks. Underweight exposure to energy, the worst performing sector in the Index, also contributed positively, although the effect was partially offset by disappointing stock selection in the sector.

Over the same period, the health care sector was the largest detractor from the Fund’s relative performance. Stock selection within communication services, utilities and consumer staples also detracted from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Shares in nationwide discount retailer Target and global consumer electronics company Apple were among the top positive contributors to the Fund’s absolute performance.

Target’s stock outperformed on accelerating comparable sales growth, market share gains across all five of its merchandise categories, and strong flow-through to earnings despite elevated investments. Later in the reporting period, shares also responded favorably to indications that the company was experiencing a successful back-to-school shopping season and was positioning for a strong holiday season by planning to offer Black Friday pricing during the entire month of November. Target returns excess cash to shareholders through an attractive and growing dividend, which is well covered by free cash flow. The company halted share repurchase activity in response to the COVID-19 pandemic.

Apple shares outperformed on strong underlying demand for its service and accessories, as well as a return of iPhone sales growth. The company’s iPhone 11 handset lineup proved popular with customers despite widespread anticipation of a 5G variant which was announced in October. Additionally, demand for services expanded to become a strong growth driver for the company regardless of iPhone demand. Apple returns cash to shareholders through dividends and share repurchases.

Integrated midstream and downstream energy company Phillips 66 and global integrated energy company Royal Dutch Shell were the largest detractors from the Fund’s absolute performance during the reporting period.

Shares in Phillips 66 declined along with those of the company’s midstream and downstream peers when commodity prices fell as the energy sector experienced prolonged demand destruction related to the pandemic. However, management remained focused on generating cash flows from the company’s market-leading refining, chemicals and marketing businesses, as well as from its mostly fee-based midstream operations. Cash flow growth was driven by greenfield and brownfield projects that increased production volumes, and by cost controls that improved margins. Phillips 66 returned cash to share-

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

holders through an attractive dividend and we maintained the Fund’s position in Phillips 66.

Royal Dutch Shell shares declined along with shares of other integrated oil companies, as the energy sector suffered from supply dislocations caused by conflicts between major oil-producing countries, particularly Russia and Saudi Arabia, as well as the pandemic-related slump in energy demand. Given Shell’s weakened balance sheet, measured by net debt leverage or gearing, we became concerned about the company’s ability to maintain its dividend in a prolonged down cycle. We sold the Fund’s position to invest in other more attractive opportunities.

What were some of the Fund’s largest purchases and sales during the reporting period?

New purchases initiated during the reporting period included industrial equipment distributor MSC Industrial (“MSC”) and global play and entertainment company Hasbro.

Addressing a highly fragmented market, MSC focuses on product availability and customer service. Cash flows are sustained by strong customer relationships, and by providing superior logistics and in-stock products to support customer needs. Growth is driven by market share gains and by moving the company’s sales force from fulfillment to a partnership with its customers. This partnership allows MSC to provide customers with unique insights that drive down their bill of materials and improve their products and manufacturing processes, pushing MSC’s cash margins higher. By leveraging its infrastructure and implementing a strong cost-reduction program, we believe the company is positioned to experience margin expansion and lower working capital requirements through better inventory management, leading to strong cash generation. MSC returns cash through a growing dividend and regular share repurchases.

Hasbro monetizes its collection of iconic owned and licensed brands through a broad range of entertainment offerings. Owned brands include Nerf, Play-Doh and Transformers, and licensed brands include Disney’s Marvel, Star Wars and Princesses. Cash flows are sustained by cross-generational consumer loyalty as well as the relatively recession-resilient nature of its products, since caretakers often prioritize gifts for children over other discretionary expenses. Cash flow growth drivers include market growth, share gains due to the relative attractiveness of Hasbro’s brands, and margin expansion as its brands continue to scale and its product mix shifts to digital gaming. Hasbro returns cash to shareholders through an attractive dividend. The company historically repurchased shares but plans to prioritize debt reduction over the next few years following the acquisition of eOne, an independent TV and film studio.

Notable positions closed during the reporting period included global integrated energy company Exxon Mobil and mid-Atlantic regional bank M&T Bank. As the energy sector experienced prolonged demand destruction due to the pandemic, Exxon Mobil’s ability to leverage its balance sheet to support both growth and dividends became increasingly challenging. The Fund exited its position to reallocate assets to more attractive shareholder yield opportunities. Regarding M&T Bank, the Fund exited its position on concerns regarding concentrated loan exposure to pandemic-affected markets. As was the case with Exxon Mobil, the trade was made in order to fund other shareholder yield opportunities.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s most significant sector weighting changes during the reporting period were increases in health care and information technology, and reductions in utilities and energy. The Fund’s sector allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020. the Fund’s largest sector allocations on an absolute basis were to financials and information technology, and its smallest sector allocations were to energy and real estate. As of the same date, relative to the Russell 1000® Value Index, the Fund held its most overweight exposure to consumer staples and utilities, a defensive sector that is typically more heavily represented in the Fund. The Fund’s most significant underweight exposures were in the financials and communication services sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. Equity Yield Fund

Portfolio of Investments October 31, 2020

	Shares	Value
Common Stocks 96.7%†
Aerospace & Defense 2.6%
General Dynamics Corp.	37,818	$4,966,638
Lockheed Martin Corp.	30,402	10,644,652
Raytheon Technologies Corp.	128,656	6,988,594

		22,599,884

Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	53,761	8,446,391

Banks 4.7%
Bank of America Corp.	215,044	5,096,543
JPMorgan Chase & Co.	125,640	12,317,746
PNC Financial Services Group, Inc.	58,767	6,574,852
Truist Financial Corp.	247,301	10,416,318
U.S. Bancorp	163,137	6,354,186

		40,759,645

Beverages 3.1%
Coca-Cola Co.	190,945	9,176,817
Coca-Cola European Partners PLC	188,720	6,739,191
PepsiCo., Inc.	84,534	11,267,537

		27,183,545

Biotechnology 3.2%
AbbVie, Inc.	160,542	13,662,124
Amgen, Inc.	65,996	14,317,172

		27,979,296

Capital Markets 3.5%
BlackRock, Inc.	21,672	12,986,079
CME Group, Inc.	48,570	7,320,471
Lazard, Ltd., Class A	161,654	5,442,890
T. Rowe Price Group, Inc.	35,964	4,555,200

		30,304,640

Chemicals 4.2%
Dow, Inc.	260,253	11,838,909
LyondellBasell Industries N.V., Class A	83,422	5,710,236
Nutrien, Ltd.	319,832	13,010,766
PPG Industries, Inc.	43,379	5,627,124

		36,187,035

Commercial Services & Supplies 2.0%
Republic Services, Inc.	100,477	8,859,057
Waste Management, Inc.	80,456	8,682,007

		17,541,064

Communications Equipment 1.2%
Cisco Systems, Inc.	285,861	10,262,410

Containers & Packaging 1.0%
Amcor PLC	831,630	8,673,901

	Shares	Value
Diversified Telecommunication Services 3.3%
AT&T, Inc.	386,925	$10,454,713
Verizon Communications, Inc.	325,533	18,552,126

		29,006,839

Electric Utilities 6.1%
Alliant Energy Corp.	114,196	6,312,755
American Electric Power Co., Inc.	106,039	9,536,087
Duke Energy Corp.	84,573	7,790,019
Entergy Corp.	134,959	13,660,550
Evergy, Inc.	147,565	8,145,588
Eversource Energy	91,579	7,992,099

		53,437,098

Electrical Equipment 2.8%
Eaton Corp. PLC	130,510	13,545,633
Emerson Electric Co.	172,406	11,170,185

		24,715,818

Equity Real Estate Investment Trusts 2.9%
American Tower Corp.	34,852	8,003,762
Iron Mountain, Inc.	419,940	10,943,636
Welltower, Inc.	124,577	6,698,505

		25,645,903

Food & Staples Retailing 1.6%
Walmart, Inc.	102,331	14,198,426

Food Products 0.6%
McCormick & Co., Inc.	29,661	5,354,107

Health Care Equipment & Supplies 1.9%
Medtronic PLC	162,114	16,303,805

Health Care Providers & Services 1.8%
CVS Health Corp.	129,397	7,257,878
UnitedHealth Group, Inc.	28,222	8,611,661

		15,869,539

Hotels, Restaurants & Leisure 2.5%
Las Vegas Sands Corp.	112,342	5,399,156
McDonald’s Corp.	49,312	10,503,456
Vail Resorts, Inc.	26,695	6,194,308

		22,096,920

Household Durables 0.6%
Leggett & Platt, Inc.	126,802	5,291,447

Household Products 4.0%
Colgate-Palmolive Co.	63,401	5,001,705
Kimberly-Clark Corp.	105,297	13,961,329
Procter & Gamble Co.	114,625	15,715,088

		34,678,122

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Industrial Conglomerates 1.3%
Honeywell International, Inc.	68,962	$11,375,282

Insurance 5.5%
Allianz S.E., Sponsored ADR	403,023	7,073,054
Arthur J. Gallagher & Co.	116,050	12,035,545
Marsh & McLennan Cos., Inc.	59,322	6,137,454
MetLife, Inc.	392,912	14,871,719
Travelers Cos., Inc.	63,401	7,653,135

		47,770,907

IT Services 2.0%
Automatic Data Processing, Inc.	33,739	5,329,413
International Business Machines Corp.	54,502	6,085,693
Paychex, Inc.	74,524	6,129,599

		17,544,705

Leisure Products 0.6%
Hasbro, Inc.	67,850	5,612,552

Media 1.5%
Comcast Corp., Class A	305,997	12,925,313

Multi-Utilities 5.0%
Ameren Corp.	139,408	11,308,777
CMS Energy Corp.	76,378	4,837,019
Dominion Energy, Inc.	118,274	9,502,133
NiSource, Inc.	239,515	5,501,659
WEC Energy Group, Inc.	121,982	12,265,290

		43,414,878

Multiline Retail 1.4%
Target Corp.	79,032	12,030,251

Oil, Gas & Consumable Fuels 2.8%
Chevron Corp.	110,859	7,704,701
Enterprise Products Partners, L.P.	404,507	6,702,681
Magellan Midstream Partners, L.P.	140,891	5,007,266
Phillips 66	103,073	4,809,386

		24,224,034

Pharmaceuticals 6.0%
Eli Lilly & Co.	52,278	6,820,188
Johnson & Johnson	123,836	16,979,154
Merck & Co., Inc.	212,820	16,006,192
Pfizer, Inc.	358,161	12,707,552

		52,513,086

Semiconductors & Semiconductor Equipment 6.6%
Analog Devices, Inc.	104,556	12,393,023
Broadcom, Inc.	24,045	8,406,853
Intel Corp.	228,213	10,105,272
KLA Corp.	58,694	11,573,283

	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Maxim Integrated Products, Inc.	22,987	$1,601,044
Texas Instruments, Inc.	93,062	13,455,835

		57,535,310

Software 2.3%
Microsoft Corp.	96,770	19,593,022

Specialty Retail 1.2%
Home Depot, Inc.	38,827	10,355,549

Technology Hardware, Storage & Peripherals 1.0%
Apple, Inc.	80,085	8,718,053

Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	354,453	5,696,060

Tobacco 3.1%
Altria Group, Inc.	288,456	10,407,493
British American Tobacco PLC, Sponsored ADR	230,617	7,352,070
Philip Morris International, Inc.	132,363	9,400,420

		27,159,983

Trading Companies & Distributors 1.1%
MSC Industrial Direct Co., Inc., Class A	18,107	1,261,334
Watsco, Inc.	35,964	8,060,971

		9,322,305

Total Common Stocks (Cost $773,712,494)		842,327,125

Short-Term Investment 3.3%
Affiliated Investment Company 3.3%
MainStay U.S. Government Liquidity Fund, 0.02% (a)	28,293,523	28,293,523

Total Short-Term Investment (Cost $28,293,523)		28,293,523

Total Investments (Cost $802,006,017)	100.0%	870,620,648
Other Assets, Less Liabilities	0.0 ‡	114,688
Net Assets	100.0%	$870,735,336

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Current yield as of October 31, 2020.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

12	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$842,327,125	$—	$—	$842,327,125
Short-Term Investment
Affiliated Investment Company	28,293,523	—	—	28,293,523

Total Investments in Securities	$870,620,648	$—	$—	$870,620,648

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $773,712,494)	$842,327,125
Investment in affiliated investment company, at value (identified cost $28,293,523)	28,293,523
Receivables:
Investment securities sold	2,489,131
Dividends	1,952,487
Fund shares sold	218,127
Securities lending	214
Other assets	83,340

Total assets	875,363,947

Liabilities
Payables:
Investment securities purchased	2,903,081
Fund shares redeemed	827,368
Manager (See Note 3)	453,467
Transfer agent (See Note 3)	211,120
NYLIFE Distributors (See Note 3)	129,413
Shareholder communication	57,829
Professional fees	34,524
Custodian	4,421
Trustees	1,210
Accrued expenses	6,178

Total liabilities	4,628,611

Net assets	$870,735,336

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$58,045
Additional paid-in capital	849,838,957

849,897,002
Total distributable earnings (loss)	20,838,334

Net assets	$870,735,336

Class A
Net assets applicable to outstanding shares	$379,695,377

Shares of beneficial interest outstanding	25,385,202

Net asset value per share outstanding	$14.96
Maximum sales charge (5.50% of offering price)	0.87

Maximum offering price per share outstanding	$15.83

Investor Class
Net assets applicable to outstanding shares	$81,365,487

Shares of beneficial interest outstanding	5,466,103

Net asset value per share outstanding	$14.89
Maximum sales charge (5.00% of offering price)	0.78

Maximum offering price per share outstanding	$15.67

Class B
Net assets applicable to outstanding shares	$8,894,199

Shares of beneficial interest outstanding	616,319

Net asset value and offering price per share outstanding	$14.43

Class C
Net assets applicable to outstanding shares	$17,919,876

Shares of beneficial interest outstanding	1,241,922

Net asset value and offering price per share outstanding	$14.43

Class I
Net assets applicable to outstanding shares	$269,100,166

Shares of beneficial interest outstanding	17,806,356

Net asset value and offering price per share outstanding	$15.11

Class R1
Net assets applicable to outstanding shares	$530,189

Shares of beneficial interest outstanding	35,091

Net asset value and offering price per share outstanding	$15.11

Class R2
Net assets applicable to outstanding shares	$2,134,603

Shares of beneficial interest outstanding	142,765

Net asset value and offering price per share outstanding	$14.95

Class R3
Net assets applicable to outstanding shares	$3,184,276

Shares of beneficial interest outstanding	212,920

Net asset value and offering price per share outstanding	$14.96

Class R6
Net assets applicable to outstanding shares	$107,887,207

Shares of beneficial interest outstanding	7,137,186

Net asset value and offering price per share outstanding	$15.12

SIMPLE Class
Net assets applicable to outstanding shares	$23,956

Shares of beneficial interest outstanding	1,609

Net asset value and offering price per share outstanding	$14.89

14	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$33,395,512
Dividends-affiliated	117,035
Securities lending	5,003

Total income	33,517,550

Expenses
Manager (See Note 3)	6,794,785
Distribution/Service—Class A (See Note 3)	1,028,183
Distribution/Service—Investor Class (See Note 3)	220,445
Distribution/Service—Class B (See Note 3)	114,168
Distribution/Service—Class C (See Note 3)	255,712
Distribution/Service—Class R2 (See Note 3)	6,096
Distribution/Service—Class R3 (See Note 3)	18,717
Distribution/Service—SIMPLE Class (See Note 3)	21
Transfer agent (See Note 3)	1,223,087
Registration	162,638
Professional fees	132,081
Shareholder communication	99,996
Custodian	26,913
Trustees	23,248
Shareholder service (See Note 3)	6,868
Interest expense	363
Miscellaneous	43,993

Total expenses before waiver/reimbursement	10,157,314
Expense waiver/reimbursement from Manager (See Note 3)	(338,590)

Net expenses	9,818,724

Net investment income (loss)	23,698,826

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(50,103,104)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(67,038,827)

Net realized and unrealized gain (loss)	(117,141,931)

Net increase (decrease) in net assets resulting from operations	$(93,443,105)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $215,170.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$23,698,826	$24,224,726
Net realized gain (loss)	(50,103,104)	18,602,725
Net change in unrealized appreciation (depreciation)	(67,038,827)	103,067,308

Net increase (decrease) in net assets resulting from operations	(93,443,105)	145,894,759

Distributions to shareholders:
Class A	(16,706,327)	(21,403,064)
Investor Class	(3,466,598)	(4,957,109)
Class B	(399,186)	(761,646)
Class C	(864,846)	(1,689,523)
Class I	(12,528,780)	(15,135,175)
Class R1	(31,602)	(45,635)
Class R2	(97,989)	(140,339)
Class R3	(142,203)	(185,001)
Class R6	(6,826,494)	(10,255,817)
SIMPLE Class	(53)	—

Total distributions to shareholders	(41,064,078)	(54,573,309)

Capital share transactions:
Net proceeds from sale of shares	148,903,903	216,145,005
Net asset value of shares issued to shareholders in reinvestment of distributions	40,502,287	53,754,499
Cost of shares redeemed	(268,406,883)	(314,955,226)

Increase (decrease) in net assets derived from capital share transactions	(79,000,693)	(45,055,722)

Net increase (decrease) in net assets	(213,507,876)	46,265,728

Net Assets
Beginning of year	1,084,243,212	1,037,977,484

End of year	$870,735,336	$1,084,243,212

16	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020		2019	2018	2017	2016

Net asset value at beginning of year	$17.07		$15.70	$16.31	$14.23	$14.06

Net investment income (loss) (a)	0.36		0.36	0.33	0.31	0.29

Net realized and unrealized gain (loss) on investments	(1.83)		1.84	(0.06)	2.13	0.69

Total from investment operations	(1.47)		2.20	0.27	2.44	0.98

Less distributions:

From net investment income	(0.34)		(0.37)	(0.32)	(0.30)	(0.26)

From net realized gain on investments	(0.30)		(0.46)	(0.56)	(0.06)	(0.55)

Total distributions	(0.64)		(0.83)	(0.88)	(0.36)	(0.81)

Net asset value at end of year	$14.96		$17.07	$15.70	$16.31	$14.23

Total investment return (b)	(8.77%)		14.49%	1.62%	17.34%	7.43%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.31%		2.21%	2.06%	1.92%	2.04	%(c)

Net expenses (d)	1.08	%(e)	1.08%	1.07%	1.08%	1.16	%(f)

Expenses (before waiver/reimbursement) (d)	1.09%		1.08%	1.07%	1.08%	1.33%

Portfolio turnover rate	29%		18%	17%	28%	14%

Net assets at end of year (in 000’s)	$379,695		$450,979	$405,863	$435,116	$26,701

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.03%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Net of interest expense of less than 0.01%. (See Note 6)
(f)	Without the custody fee reimbursement, net expenses would have been 1.17%.

	Year ended October 31,

Investor Class	2020		2019	2018	2017	2016

Net asset value at beginning of year	$16.99		$15.63	$16.24	$14.17	$14.01

Net investment income (loss) (a)	0.32		0.32	0.30	0.30	0.27

Net realized and unrealized gain (loss) on investments	(1.82)		1.83	(0.06)	2.10	0.68

Total from investment operations	(1.50)		2.15	0.24	2.40	0.95

Less distributions:

From net investment income	(0.30)		(0.33)	(0.29)	(0.27)	(0.24)

From net realized gain on investments	(0.30)		(0.46)	(0.56)	(0.06)	(0.55)

Total distributions	(0.60)		(0.79)	(0.85)	(0.33)	(0.79)

Net asset value at end of year	$14.89		$16.99	$15.63	$16.24	$14.17

Total investment return (b)	(8.99%)		14.25%	1.45%	17.12%	7.30%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.07%		2.01%	1.90%	1.89%	1.92	%(c)

Net expenses (d)	1.33	%(e)	1.30%	1.24%	1.28%	1.34	%(f)

Expenses (before waiver/reimbursement) (d)	1.38%		1.35%	1.29%	1.28%	1.51%

Portfolio turnover rate	29%		18%	17%	28%	14%

Net assets at end of year (in 000’s)	$81,365		$100,602	$98,939	$114,150	$2,861

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.91%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Net of interest expense of less than 0.01%. (See Note 6)
(f)	Without the custody fee reimbursement, net expenses would have been 1.35%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,				May 8, 2017^ through October 31,

Class B	2020		2019	2018	2017

Net asset value at beginning of period	$16.48		$15.18	$15.79	$14.97

Net investment income (loss) (a)	0.21		0.20	0.18	0.07

Net realized and unrealized gain (loss) on investments	(1.78)		1.77	(0.06)	0.84

Total from investment operations	(1.57)		1.97	0.12	0.91

Less distributions:

From net investment income	(0.18)		(0.21)	(0.17)	(0.09)

From net realized gain on investments	(0.30)		(0.46)	(0.56)	—

Total distributions	(0.48)		(0.67)	(0.73)	(0.09)

Net asset value at end of period	$14.43		$16.48	$15.18	$15.79

Total investment return (b)	(9.71%)		13.40%	0.70%	6.11%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.36%		1.29%	1.18%	0.98%††

Net expenses (c)	2.08	%(d)	2.05%	1.99%	2.04%††

Expenses (before waiver/reimbursement) (c)	2.13%		2.10%	2.04%	2.04%††

Portfolio turnover rate	29%		18%	17%	28%

Net assets at end of period (in 000’s)	$8,894		$14,579	$17,984	$26,167

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year ended October 31,

Class C	2020		2019	2018	2017	2016

Net asset value at beginning of year	$16.47		$15.17	$15.79	$13.80	$13.66

Net investment income (loss) (a)	0.20		0.20	0.18	0.16	0.15

Net realized and unrealized gain (loss) on investments	(1.76)		1.77	(0.07)	2.06	0.69

Total from investment operations	(1.56)		1.97	0.11	2.22	0.84

Less distributions:

From net investment income	(0.18)		(0.21)	(0.17)	(0.17)	(0.15)

From net realized gain on investments	(0.30)		(0.46)	(0.56)	(0.06)	(0.55)

Total distributions	(0.48)		(0.67)	(0.73)	(0.23)	(0.70)

Net asset value at end of year	$14.43		$16.47	$15.17	$15.79	$13.80

Total investment return (b)	(9.66%)		13.41%	0.63%	16.20%	6.55%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.35%		1.30%	1.16%	1.06%	1.09	%(c)

Net expenses (d)	2.08	%(e)	2.05%	1.99%	2.04%	2.07	%(f)

Expenses (before waiver/reimbursement) (d)	2.13%		2.10%	2.04%	2.04%	2.24%

Portfolio turnover rate	29%		18%	17%	28%	14%

Net assets at end of year (in 000’s)	$17,920		$30,663	$40,888	$54,550	$8,416

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.08%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Net of interest expense of less than 0.01%. (See Note 6)
(f)	Without the custody fee reimbursement, net expenses would have been 2.08%.

18	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020		2019	2018	2017	2016

Net asset value at beginning of year	$17.24		$15.85	$16.46	$14.35	$14.17

Net investment income (loss) (a)	0.41		0.40	0.39	0.37	0.31

Net realized and unrealized gain (loss) on investments	(1.85)		1.86	(0.08)	2.13	0.72

Total from investment operations	(1.44)		2.26	0.31	2.50	1.03

Less distributions:

From net investment income	(0.39)		(0.41)	(0.36)	(0.33)	(0.30)

From net realized gain on investments	(0.30)		(0.46)	(0.56)	(0.06)	(0.55)

Total distributions	(0.69)		(0.87)	(0.92)	(0.39)	(0.85)

Net asset value at end of year	$15.11		$17.24	$15.85	$16.46	$14.35

Total investment return (b)	(8.50%)		14.76%	1.86%	17.66%	7.76%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.63%		2.46%	2.37%	2.31%	2.18	%(c)

Net expenses (d)	0.76	%(e)	0.83%	0.81%	0.83%	0.87	%(f)

Expenses (before waiver/reimbursement) (d)	0.84%		0.83%	0.81%	0.83%	1.04%

Portfolio turnover rate	29%		18%	17%	28%	14%

Net assets at end of year (in 000’s)	$269,100		$313,261	$276,587	$587,427	$63,995

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.16%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Net of interest expense of less than 0.01%. (See Note 6)
(f)	Without the custody fee reimbursement, net expenses would have been 0.89%.

	Year ended October 31,				May 8, 2017^ through October 31,

Class R1	2020		2019	2018	2017

Net asset value at beginning of period	$17.24		$15.84	$16.45	$15.59

Net investment income (loss) (a)	0.41		0.38	0.37	0.17

Net realized and unrealized gain (loss) on investments	(1.88)		1.87	(0.07)	0.86

Total from investment operations	(1.47)		2.25	0.30	1.03

Less distributions:

From net investment income	(0.36)		(0.39)	(0.35)	(0.17)

From net realized gain on investments	(0.30)		(0.46)	(0.56)	—

Total distributions	(0.66)		(0.85)	(0.91)	(0.17)

Net asset value at end of period	$15.11		$17.24	$15.84	$16.45

Total investment return (b)	(8.66%)		14.73%	1.69%	6.70%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.54%		2.32%	2.31%	2.15%††

Net expenses (c)	0.93	%(d)	0.93%	0.92%	0.92%††

Expenses (before waiver/reimbursement)(c)	0.94%		0.93%	0.92%	0.92%††

Portfolio turnover rate	29%		18%	17%	28%

Net assets at end of period (in 000’s)	$530		$1,009	$778	$1,835

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,				May 8, 2017^ through October 31,

Class R2	2020		2019	2018	2017

Net asset value at beginning of period	$17.06		$15.69	$16.30	$15.46

Net investment income (loss) (a)	0.35		0.34	0.32	0.15

Net realized and unrealized gain (loss) on investments	(1.84)		1.84	(0.06)	0.84

Total from investment operations	(1.49)		2.18	0.26	0.99

Less distributions:

From net investment income	(0.32)		(0.35)	(0.31)	(0.15)

From net realized gain on investments	(0.30)		(0.46)	(0.56)	—

Total distributions	(0.62)		(0.81)	(0.87)	(0.15)

Net asset value at end of period	$14.95		$17.06	$15.69	$16.30

Total investment return (b)	(8.87%)		14.39%	1.51%	6.45%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.23%		2.12%	2.02%	1.85%††

Net expenses (c)	1.18	%(d)	1.18%	1.17%	1.17%††

Expenses (before waiver/reimbursement)(c)	1.19%		1.18%	1.17%	1.17%††

Portfolio turnover rate	29%		18%	17%	28%

Net assets at end of period (in 000’s)	$2,135		$2,812	$2,665	$5,506

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year ended October 31,				May 8, 2017^ through October 31,

Class R3	2020		2019	2018	2017

Net asset value at beginning of period	$17.06		$15.69	$16.30	$15.46

Net investment income (loss) (a)	0.31		0.30	0.28	0.12

Net realized and unrealized gain (loss) on investments	(1.83)		1.84	(0.07)	0.86

Total from investment operations	(1.52)		2.14	0.21	0.98

Less distributions:

From net investment income	(0.28)		(0.31)	(0.26)	(0.14)

From net realized gain on investments	(0.30)		(0.46)	(0.56)	—

Total distributions	(0.58)		(0.77)	(0.82)	(0.14)

Net asset value at end of period	$14.96		$17.06	$15.69	$16.30

Total investment return (b)	(9.06%)		14.11%	1.25%	6.34%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.96%		1.86%	1.75%	1.55%††

Net expenses (c)	1.43	%(d)	1.43%	1.42%	1.42%††

Expenses (before waiver/reimbursement)(c)	1.44%		1.43%	1.42%	1.42%††

Portfolio turnover rate	29%		18%	17%	28%

Net assets at end of period (in 000’s)	$3,184		$4,339	$3,817	$5,422

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

20	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,				May 8, 2017^ through October 31,

Class R6	2020		2019	2018	2017

Net asset value at beginning of period	$17.25		$15.85	$16.46	$15.59

Net investment income (loss) (a)	0.42		0.42	0.37	0.23

Net realized and unrealized gain (loss) on investments	(1.86)		1.86	(0.04)	0.82

Total from investment operations	(1.44)		2.28	0.33	1.05

Less distributions:

From net investment income	(0.39)		(0.42)	(0.38)	(0.18)

From net realized gain on investments	(0.30)		(0.46)	(0.56)	–

Total distributions	(0.69)		(0.88)	(0.94)	(0.18)

Net asset value at end of period	$15.12		$17.25	$15.85	$16.46

Total investment return (b)	(8.46%)		14.94%	1.95%	6.79%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.68%		2.60%	2.31%	2.94%††

Net expenses (c)	0.73	%(d)	0.73%	0.73%	0.72%††

Expenses (before waiver/reimbursement) (c)	0.74%		0.73%	0.73%	0.72%††

Portfolio turnover rate	29%		18%	17%	28%

Net assets at end of period (in 000’s)	$107,887		$165,999	$190,456	$723

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

SIMPLE Class	August 31, 2020^ through October 31, 2020

Net asset value at beginning of period *	$15.57

Net investment income (loss) (a)	0.03

Net realized and unrealized gain (loss) on investments	(0.68)

Total from investment operations	(0.65)

Less distributions:

From net investment income	(0.03)

Net asset value at end of period	$14.89

Total investment return (b)	(4.16%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	0.98%

Net expenses (c) ††	1.57	%(d)

Expenses (before waiver/reimbursement) (c)††	1.63%

Portfolio turnover rate	29%

Net assets at end of period (in 000’s)	$24

^	Inception date.
††	Annualized.
*	Based on the net asset value of Investor Class as of August 31, 2020.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on February 3, 2009 and December 3, 2008, respectively. Class B, Class R1, Class R2, Class R3 and Class R6 shares were registered for sale effective as of February 16, 2017, but were not offered for sale until May 8, 2017. SIMPLE Class shares commenced operations on August 31, 2020.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under a distribution plan for Class R1, Class R2 and Class R3 shares.

The Fund’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering

22	MainStay Epoch U.S. Equity Yield Fund

information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020, were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and there-

23

Notes to Financial Statements (continued)

after assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2020, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 12 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the

24	MainStay Epoch U.S. Equity Yield Fund

Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund did not have any portfolio securities on loan.

(I)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. During the year ended October 31, 2020, the effective management fee rate was 0.69% (exclusive of any applicable waivers/reimbursements).

Effective February 28, 2020, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I do not exceed 0.73%. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $6,794,785 and waived fees and/or reimbursed expenses of $338,590, including the waiver/reimbursement of certain class specific expenses in Note 3(D) and paid the Subadvisor in the amount of $3,256,817.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York

25

Notes to Financial Statements (continued)

Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Distributor receives a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class shares Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2020, shareholder service fees incurred by the Fund were as follows:

Class R1	$686
Class R2	2,439
Class R3	3,743

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $46,646 and $17,337, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2020, of $10,179, $42, $6,193 and $1,572, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021 for SIMPLE Class shares and February 28, 2021 for all other share classes, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived
Class A	$420,271	$—
Investor Class	348,725	(40,753)
Class B	44,992	(5,104)
Class C	100,930	(11,579)
Class I	294,993	—
Class R1	693	—
Class R2	2,491	—
Class R3	3,823	—
Class R6	6,153	—
SIMPLE Class	16	(2)

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$21,574	$230,505	$(223,785)	$—	$—	$28,294	$117	$—	28,294

26	MainStay Epoch U.S. Equity Yield Fund

(G)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

SIMPLE Class	$23,956	100.0%

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrea- lized Appre- ciation/ (Depre- ciation)

Investments in Securities	$795,932,804	$151,232,586	$(76,544,742)	$74,687,844

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$2,156,983	$(50,052,360)	$—	$68,733,711	$20,838,334

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale and partnerships adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2020, were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$4,233	$(4,233)

The reclassifications for the Fund are primarily due to different book and tax treatment of investments in partnerships.

As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $50,052,360 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$34,528	$15,524

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$21,923,519	$35,491,080
Long-Term Capital Gain	19,140,559	19,082,229
Total	$41,064,078	$54,573,309

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate.

During the year ended October 31, 2020, the Fund utilized the line of credit for 1 day, maintained an average daily balance of $9,322,000 at a weighted average interest rate of 1.40% and incurred interest expense in the amount of $363. As of October 31, 2020, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

27

Notes to Financial Statements (continued)

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $274,948 and $375,142, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	2,332,674	$36,272,057
Shares issued to shareholders in reinvestment of distributions	1,043,950	16,404,472
Shares redeemed	(4,998,543)	(75,708,799)

Net increase (decrease) in shares outstanding before conversion	(1,621,919)	(23,032,270)
Shares converted into Class A (See Note 1)	622,803	10,121,700
Shares converted from Class A (See Note 1)	(36,798)	(537,284)

Net increase (decrease)	(1,035,914)	$(13,447,854)

Year ended October 31, 2019:
Shares sold	4,702,971	$77,691,655
Shares issued to shareholders in reinvestment of distributions	1,332,318	21,041,413
Shares redeemed	(6,318,356)	(103,782,522)

Net increase (decrease) in shares outstanding before conversion	(283,067)	(5,049,454)
Shares converted into Class A (See Note 1)	951,644	15,571,313
Shares converted from Class A (See Note 1)	(103,812)	(1,707,384)

Net increase (decrease)	564,765	$8,814,475

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	270,284	$4,138,236
Shares issued to shareholders in reinvestment of distributions	219,312	3,451,003
Shares redeemed	(525,089)	(8,114,014)

Net increase (decrease) in shares outstanding before conversion	(35,493)	(524,775)
Shares converted into Investor Class (See Note 1)	89,418	1,358,880
Shares converted from Investor Class (See Note 1)	(509,950)	(8,361,449)

Net increase (decrease)	(456,025)	$(7,527,344)

Year ended October 31, 2019:
Shares sold	1,026,010	$17,038,130
Shares issued to shareholders in reinvestment of distributions	314,204	4,928,944
Shares redeemed	(1,306,273)	(21,582,437)

Net increase (decrease) in shares outstanding before conversion	33,941	384,637
Shares converted into Investor Class (See Note 1)	263,249	4,228,114
Shares converted from Investor Class (See Note 1)	(706,414)	(11,569,134)

Net increase (decrease)	(409,224)	$(6,956,383)

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	7,068	$110,395
Shares issued to shareholders in reinvestment of distributions	25,338	394,504
Shares redeemed	(133,598)	(1,997,777)

Net increase (decrease) in shares outstanding before conversion	(101,192)	(1,492,878)
Shares converted from Class B (See Note 1)	(167,336)	(2,481,456)

Net increase (decrease)	(268,528)	$(3,974,334)

Year ended October 31, 2019:
Shares sold	326,593	$5,351,595
Shares issued to shareholders in reinvestment of distributions	49,762	753,012
Shares redeemed	(469,339)	(7,562,556)

Net increase (decrease) in shares outstanding before conversion	(92,984)	(1,457,949)
Shares converted from Class B (See Note 1)	(207,286)	(3,209,391)

Net increase (decrease)	(300,270)	$(4,667,340)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	235,502	$3,705,877
Shares issued to shareholders in reinvestment of distributions	52,734	818,324
Shares redeemed	(881,029)	(13,010,985)

Net increase (decrease) in shares outstanding before conversion	(592,793)	(8,486,784)
Shares converted from Class C (See Note 1)	(26,684)	(385,344)

Net increase (decrease)	(619,477)	$(8,872,128)

Year ended October 31, 2019:
Shares sold	590,708	$9,149,077
Shares issued to shareholders in reinvestment of distributions	101,158	1,529,828
Shares redeemed	(1,310,681)	(20,348,493)

Net increase (decrease) in shares outstanding before conversion	(618,815)	(9,669,588)
Shares converted from Class C (See Note 1)	(214,491)	(3,317,125)

Net increase (decrease)	(833,306)	$(12,986,713)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	6,046,881	$89,114,571
Shares issued to shareholders in reinvestment of distributions	781,886	12,338,626
Shares redeemed	(7,211,459)	(107,323,610)

Net increase in shares outstanding before conversion	(382,692)	(5,870,413)
Shares converted into Class I (See Note 1)	19,579	287,919

Net increase (decrease)	(363,113)	$(5,582,494)

Year ended October 31, 2019:
Shares sold	6,098,389	$97,779,508
Shares issued to shareholders in reinvestment of distributions	931,241	14,877,827
Shares redeemed	(6,113,172)	(99,531,468)

Net increase (decrease) in shares outstanding before conversion	916,458	13,125,867
Shares converted into Class I (See Note 1)	2,105	33,984
Shares converted from Class I (See Note 1)	(203,456)	(3,267,504)

Net increase (decrease)	715,107	$9,892,347

28	MainStay Epoch U.S. Equity Yield Fund

Class R1	Shares	Amount

Year ended October 31, 2020:
Shares sold	8,452	$133,176
Shares issued to shareholders in reinvestment of distributions	1,949	31,602
Shares redeemed	(33,874)	(451,774)

Net increase (decrease)	(23,473)	$(286,996)

Year ended October 31, 2019:
Shares sold	28,076	$451,616
Shares issued to shareholders in reinvestment of distributions	2,852	45,634
Shares redeemed	(21,460)	(351,710)

Net increase (decrease)	9,468	$145,540

Class R2	Shares	Amount

Year ended October 31, 2020:
Shares sold	22,786	$344,684
Shares issued to shareholders in reinvestment of distributions	6,091	96,110
Shares redeemed	(50,907)	(757,593)

Net increase (decrease)	(22,030)	$(316,799)

Year ended October 31, 2019:
Shares sold	44,943	$730,593
Shares issued to shareholders in reinvestment of distributions	8,777	138,490
Shares redeemed	(58,775)	(958,721)

Net increase (decrease)	(5,055)	$(89,638)

Class R3	Shares	Amount

Year ended October 31, 2020:
Shares sold	42,848	$656,589
Shares issued to shareholders in reinvestment of distributions	8,905	141,099
Shares redeemed	(93,160)	(1,445,161)

Net increase (decrease)	(41,407)	$(647,473)

Year ended October 31, 2019:
Shares sold	35,858	$581,261
Shares issued to shareholders in reinvestment of distributions	11,644	183,534
Shares redeemed	(36,421)	(585,223)

Net increase (decrease)	11,081	$179,572

Class R6	Shares	Amount

Year ended October 31, 2020:
Shares sold	927,546	$14,403,318
Shares issued to shareholders in reinvestment of distributions	433,166	6,826,494
Shares redeemed	(3,848,764)	(59,597,170)

Net increase (decrease) in shares outstanding before conversion	(2,488,052)	(38,367,358)
Shares converted from Class R6 (See Note 1)	(232)	(2,966)

Net increase (decrease)	(2,488,284)	$(38,370,324)

Year ended October 31, 2019:
Shares sold	474,748	$7,371,570
Shares issued to shareholders in reinvestment of distributions	643,826	10,255,817
Shares redeemed	(3,710,907)	(60,252,096)

Net increase (decrease) in shares outstanding before conversion	(2,592,333)	(42,624,709)
Shares converted into Class R6 (See Note 1)	203,456	3,267,504
Shares converted from Class R6 (See Note 1)	(1,890)	(30,377)

Net increase (decrease)	(2,390,767)	$(39,387,582)

SIMPLE Class	Shares	Amount

Period ended October 31, 2020 (a):
Shares sold	1,605	$25,000
Shares issued to shareholders in reinvestment of distributions	4	53

Net increase (decrease)	1,609	$25,053

(a)	The inception date of the class was August 31, 2020.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

29

Notes to Financial Statements (continued)

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

30	MainStay Epoch U.S. Equity Yield Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Epoch U.S. Equity Yield Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

31

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $19,059,287 as long term capital gain distributions.

For the fiscal year ended October 31, 2020, the Fund designated approximately $21,923,519 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2020 should be multiplied by 100.00% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

32	MainStay Epoch U.S. Equity Yield Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

33

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
					State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).
	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

34	MainStay Epoch U.S. Equity Yield Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay Epoch U.S. Equity Yield Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1716817 MS203-20	MSEUE11-12/20 (NYLIM) NL239

MainStay Floating Rate Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	5/3/2004	–1.50 1.55%	2.71 3.34%	2.94 3.25%	1.09 1.09%
Investor Class Shares[3]	Maximum 2.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–1.50 1.55	2.71 3.33	2.92 3.23	1.08 1.08
Class B Shares[4]	Maximum 3% CDSC if Redeemed Within the First Four Years of Purchase	With sales charges Excluding sales charges	5/3/2004	–2.15 0.79	2.56 2.56	2.47 2.47	1.83 1.83
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5/3/2004	–0.30 0.68	2.54 2.54	2.45 2.45	1.83 1.83
Class I Shares	No Sales Charge		5/3/2004	1.69	3.58	3.50	0.84
Class R3 Shares	No Sales Charge		2/29/2016	1.08	3.77	N/A	1.44
Class R6 Shares	No Sales Charge		2/28/2019	1.92	2.25	N/A	0.64
SIMPLE Class Shares	No Sales Charge		8/31/2020	0.57	N/A	N/A	1.33

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 3%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

S&P/LSTA Leveraged Loan Index[5]	1.72%	4.09%	4.12%
Credit Suisse Leveraged Loan Index[6]	1.50	4.10	4.31
Morningstar Bank Loan Category Average[7]	–0.26	2.91	3.15

5.

The S&P/LSTA Leveraged Loan Index is the Fund’s primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Credit Suisse Leveraged Loan Index is the Fund’s secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans.

Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.

The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,081.70	$5.91	$1,019.46	$5.74	1.13%

Investor Class Shares	$1,000.00	$1,081.60	$5.96	$1,019.41	$5.79	1.14%

Class B Shares	$1,000.00	$1,077.40	$9.87	$1,015.63	$9.58	1.89%

Class C Shares	$1,000.00	$1,077.50	$9.87	$1,015.63	$9.58	1.89%

Class I Shares	$1,000.00	$1,083.10	$4.61	$1,020.71	$4.47	0.88%

Class R3 Shares	$1,000.00	$1,079.80	$7.69	$1,017.75	$7.46	1.47%

Class R6 Shares	$1,000.00	$1,084.20	$3.51	$1,021.77	$3.40	0.67%

SIMPLE Class Shares[3,4]	$1,000.00	$1,005.70	$2.38	$1,006.05	$2.29	1.37%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period) and 61 days for SIMPLE Class share (to reflect the since-inception period. The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was August 31, 2020.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2020. Had these shares been offered for the full six-month period ended October 31, 2020, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.95 for SIMPLE Class shares and the ending account value would have been $1,018.25 for SIMPLE Class shares.

7

Industry Composition as of October 31, 2020 (Unaudited)

Electronics	13.4%

Healthcare, Education & Childcare	9.4

Hotels, Motels, Inns & Gaming	5.8

Utilities	5.2

Broadcasting & Entertainment	4.5

Diversified/Conglomerate Service	4.5

Telecommunications	4.5

Chemicals, Plastics & Rubber	4.1

Containers, Packaging & Glass	4.1

Diversified/Conglomerate Manufacturing	3.9

Leisure, Amusement, Motion Pictures & Entertainment	3.4

Buildings & Real Estate	3.1

Insurance	3.1

Beverage, Food & Tobacco	2.7

Retail Store	2.4

Aerospace & Defense	2.3

Automobile	2.3

Mining, Steel, Iron & Non-Precious Metals	1.7

Oil & Gas	1.7

Personal, Food & Miscellaneous Services	1.6

Banking	1.5

Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	1.4

Personal & Nondurable Consumer Products (Manufacturing Only)	1.0

Printing & Publishing	1.0

Finance	0.9

Commercial Services	0.8

Environmental Controls	0.5

Ecological	0.4

Electric	0.4

Lodging	0.4

Retail	0.4

Auto Manufacturers	0.3

Cargo Transport	0.3%

Chemicals	0.3

Home and Office Furnishings, Housewares & Durable Consumer Products	0.3

Affiliated Investment Company	0.2

Building Materials	0.2

Entertainment	0.2

Food	0.2

Media	0.2

Mining	0.2

Miscellaneous—Manufacturing	0.2

Packaging & Containers	0.2

Software	0.2

Distribution & Wholesale	0.1

Household Products & Wares	0.1

Iron & Steel	0.1

Manufacturing	0.1

Metals & Mining	0.1

Oil & Gas Services	0.1

Personal Transportation	0.1

Pharmaceuticals	0.1

Real Estate	0.1

Real Estate Investment Trusts	0.1

Trucking & Leasing	0.1

Communications Equipment	0.0	‡

Health Care—Services	0.0	‡

Health Care Equipment & Supplies	0.0	‡

Independent Power & Renewable Electricity Producers	0.0	‡

Oil, Gas & Consumable Fuels	0.0	‡

Short-Term Investments	4.3

Other Assets, Less Liabilities	–0.8

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2020 (excluding short-term investments) (Unaudited)

1.	Charter Communications Operating LLC, 1.90%, due 4/30/25

2.	Granite Acquisition, Inc., 4.75%–8.25%, due 9/19/22–12/19/22

3.	Bausch Health Cos., Inc., 3.149%–5.50%, due 6/2/25–11/1/25

4.	ECI Macola Max Holdings LLC-5.25%, due 9/27/24–9/30/27

5.	Calpine Corp., 2.40%, due 1/15/24–4/5/26
6.	Scientific Games International, Inc., 2.898%–7.00%, due 8/14/24–5/15/28

7.	Vistra Operations Co. LLC, 1.897%–5.00%, due 12/31/25–7/31/27

8.	GFL Environmental, Inc., 3.75%–8.50%, due 5/30/25–5/1/27

9.	Asurion LLC, 3.148%–6.648%, due 8/4/22–8/4/25

10.	Univision Communications, Inc., 3.75%–6.625%, due 3/15/24–6/1/27

8	MainStay Floating Rate Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Floating Rate Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay Floating Rate Fund returned 1.69%, underperforming the 1.72% return of the Fund’s primary benchmark, the S&P/LSTA Leveraged Loan Index and outperforming the 1.50% return of the Credit Suisse Leveraged Loan Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares outperformed the –0.26% return of the Morningstar Bank Loan Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the S&P/ LSTA Leveraged Loan Index benefited from its positioning away from the pandemic-sensitive leisure sector and its comparatively overweight exposure to the utilities and packaging sectors. Relative performance suffered due the Fund’s underweight exposure to the electronics and health care sectors, and from a market weight in the insurance sector.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

Market conditions were mixed during the reporting period, with the floating-rate market generally realizing positive performance until mid-February 2020 when all types of risk assets—including equities, high-yield credit and loans—declined sharply in response to the global spread of the COVID-19 pandemic. The sell-off in February and March was the most severe since the Global Financial Crisis of 2007-2008. Markets began recovering in the last week of March and continued to bounce back throughout the rest of the reporting period. By October 31, 2020, most areas of the market had recovered virtually all of the ground they lost earlier.

What was the Fund’s duration2 strategy during the reporting period?

Floating-rate loans are, by their nature, a low-duration asset. Loans earn a stated spread3 over a floating reference rate, which is LIBOR.4 Issuers can generally borrow under a 30- to 90-day range with LIBOR. The weighted-average time to LIBOR reset on the Fund’s portfolio averaged approximately 40 days during the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest positive contributions to the Fund’s performance relative to the S&P/LSTA Leveraged Loan Index included overweight exposure to the utilities and packaging sectors, and underweight exposure to the leisure sector. (Contributions take weightings and total returns into account.) Conversely, the most significant detractors from the Fund’s relative performance were underweight positions in the electronics and health care sectors, and a market weight in the insurance sector.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund’s largest purchases during the reporting period included loans issued by private equity investor Royalty Pharma, telecommunication services provider Sprint Communications and communications infrastructure company Zayo Group. These investments reflected our favorable view toward the business prospects and managements of these issuers at the time of purchase. The largest sales during the reporting period were loans issued by Caesars Resort Collection (a subsidiary of casino and resort operator Caesars Entertainment); contract life sciences research firm Pharmaceutical Product Development (“PPD”); and communications and entertainment infrastructure company CommScope. In each instance, the sales were not of the Fund’s full position. The reduction in the Fund’s Caesars Resort Collection holdings reflected our concerns about business disruption caused by the pandemic. Partial sales of PPD and CommScope holdings helped maintain the Fund’s liquidity and relative value.

How did the Fund’s sector weightings change during the reporting period?

In response to the impact of the COVID-19 pandemic on financial markets and the prospects for future economic growth, the Fund undertook several portfolio management responses. The Fund reduced exposure to sectors we believed to be particularly vulnerable to the effects of the pandemic, including automobiles, building materials, energy, gaming and retail. Offsetting these reductions, the Fund increased exposure to sectors we believed to be more resilient, including aerospace & defense; broadcasting; packaging; food products; telecom and utilities.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

The London InterBank Offered Rate (“LIBOR”) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, we believe the Fund is well positioned for the current investment environment. From a credit-rating perspective, we have increased the Fund’s allocation to higher-credit-quality issuers rated BBB, while modestly reducing the Fund’s allocation to issuers rated BB; the Fund’s exposure to issues rated B is relatively unchanged.5 The Fund also holds a higher average cash position. By sector, the Fund’s largest overweight positions relative to the S&P/ LSTA Leveraged Loan Index are in gaming, utilities and building materials, while the most underweight exposures are in health care, electronics and business services. By asset type, we have modestly increased the Fund’s allocation to high-yield bonds when we have found attractive relative value.

5.

An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Floating Rate Fund

Portfolio of Investments October 31, 2020

	Principal Amount	Value
Long-Term Bonds 96.2%† Corporate Bonds 5.8%
Aerospace & Defense 0.3%
Howmet Aerospace, Inc. 6.875%, due 5/1/25	$500,000	$556,250
Spirit AeroSystems, Inc. 7.50%, due 4/15/25 (a)	2,100,000	2,115,729

		2,671,979

Auto Manufacturers 0.3%
Ford Motor Co.
8.50%, due 4/21/23	700,000	772,625
9.00%, due 4/22/25	1,400,000	1,649,753

		2,422,378

Building Materials 0.2%
Jeld-Wen, Inc. (a)
4.625%, due 12/15/25	590,000	597,375
4.875%, due 12/15/27	780,000	805,350
U.S. Concrete, Inc. 5.125%, due 3/1/29 (a)	400,000	407,000

		1,809,725

Chemicals 0.3%
Atotech Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.25%, due 2/1/25 (a)	1,600,000	1,612,000
Nouryon Holding B.V. 8.00%, due 10/1/26 (a)	1,000,000	1,052,500

		2,664,500

Commercial Services 0.6%
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	850,000	873,481
Jaguar Holding Co. II / PPD Development, L.P. 4.625%, due 6/15/25 (a)	2,800,000	2,892,372
Prime Security Services Borrower LLC / Prime Finance, Inc. 6.25%, due 1/15/28 (a)	1,000,000	1,010,480
Refinitiv U.S. Holdings, Inc. 8.25%, due 11/15/26 (a)	1,000,000	1,089,950

		5,866,283

Distribution & Wholesale 0.1%
IAA, Inc. 5.50%, due 6/15/27 (a)	500,000	525,625
KAR Auction Services, Inc. 5.125%, due 6/1/25 (a)	400,000	403,000

		928,625

Electric 0.4%
Clearway Energy Operating LLC 5.75%, due 10/15/25	1,776,000	1,860,360

	Principal Amount	Value
Electric (continued)
Vistra Operations Co. LLC 5.00%, due 7/31/27 (a)	$1,500,000	$1,567,500

		3,427,860

Entertainment 0.2%
Caesars Resort Collection LLC / CRC Finco, Inc. 5.75%, due 7/1/25 (a)	500,000	512,815
Scientific Games International, Inc. 7.00%, due 5/15/28 (a)	1,350,000	1,340,969

		1,853,784

Environmental Controls 0.5%
Advanced Disposal Services, Inc. 5.625%, due 11/15/24 (a)	1,200,000	1,227,852
GFL Environmental, Inc. (a)
3.75%, due 8/1/25	2,000,000	2,000,000
4.25%, due 6/1/25	1,200,000	1,224,000
8.50%, due 5/1/27	462,000	503,580

		4,955,432

Food 0.2%
Post Holdings, Inc. 5.50%, due 12/15/29 (a)	240,000	259,500
U.S. Foods, Inc. 6.25%, due 4/15/25 (a)	1,200,000	1,254,000

		1,513,500

Health Care—Services 0.0%‡
Acadia Healthcare Co., Inc. 5.00%, due 4/15/29 (a)	240,000	247,272

Household Products & Wares 0.1%
Prestige Brands, Inc. 6.375%, due 3/1/24 (a)	700,000	715,750

Insurance 0.1%
GTCR AP Finance, Inc. 8.00%, due 5/15/27 (a)	900,000	960,750

Iron & Steel 0.1%
Carpenter Technology Corp. 6.375%, due 7/15/28	630,000	660,847

Lodging 0.4%
Boyd Gaming Corp.
4.75%, due 12/1/27	600,000	583,506
8.625%, due 6/1/25 (a)	2,000,000	2,189,400
Hilton Domestic Operating Co., Inc. 5.375%, due 5/1/25 (a)	1,000,000	1,033,380

		3,806,286

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Media 0.2%
Radiate Holdco LLC / Radiate Finance, Inc. 4.50%, due 9/15/26 (a)	$730,000	$732,007
Univision Communications, Inc. 6.625%, due 6/1/27 (a)	1,400,000	1,415,750

		2,147,757

Mining 0.2%
Kaiser Aluminum Corp. 6.50%, due 5/1/25 (a)	1,550,000	1,643,000

Miscellaneous—Manufacturing 0.2%
Koppers, Inc. 6.00%, due 2/15/25 (a)	2,000,000	2,045,000

Oil & Gas Services 0.1%
USA Compression Partners, L.P. / USA Compression Finance Corp. 6.875%, due 4/1/26	640,000	634,630

Packaging & Containers 0.2%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 5.25%, due 4/30/25 (a)	1,000,000	1,046,330
Plastipak Holdings, Inc. 6.25%, due 10/15/25 (a)	530,000	530,663

		1,576,993

Pharmaceuticals 0.1%
Bausch Health Cos., Inc. 5.50%, due 11/1/25 (a)	700,000	719,110

Real Estate 0.1%
Realogy Group LLC / Realogy Co-Issuer Corp. 7.625%, due 6/15/25 (a)	560,000	591,500

Real Estate Investment Trusts 0.1%
Iron Mountain, Inc. 5.00%, due 7/15/28 (a)	650,000	663,540
RHP Hotel Properties, L.P. / RHP Finance Corp. 4.75%, due 10/15/27	300,000	277,236

		940,776

Retail 0.4%
1011778 B.C. ULC / New Red Finance, Inc. 4.00%, due 10/15/30 (a)	3,120,000	3,100,500
IRB Holding Corp. 7.00%, due 6/15/25 (a)	580,000	618,126

		3,718,626

	Principal Amount	Value
Software 0.2%
Logan Merger Sub, Inc 5.50%, due 9/1/27 (a)	$2,200,000	$2,230,250

Telecommunications 0.1%
Frontier Communications Corp. 5.875%, due 10/15/27 (a)	560,000	573,944
Telesat Canada / Telesat LLC 4.875%, due 6/1/27 (a)	900,000	915,750

		1,489,694

Trucking & Leasing 0.1%
DAE Funding LLC 5.00%, due 8/1/24 (a)	1,000,000	1,010,400

Total Corporate Bonds (Cost $51,535,221)		53,252,707

Floating Rate Loans 79.5% (b)
Aerospace & Defense 1.7%
Asplundh Tree Expert LLC Term Loan B 2.64% (1 Month LIBOR + 2.50%), due 9/7/27	3,383,333	3,373,464
Dynasty Acquisition Co., Inc.
2020 Term Loan B1 3.72% (3 Month LIBOR + 3.50%), due 4/6/26	1,826,651	1,627,623
2020 CAD Term Loan B2 3.72% (3 Month LIBOR + 3.50%), due 4/6/26	982,071	875,066
Frontier Communications Corp. 2020 DIP Exit Term Loan 5.75% (3 Month LIBOR + 4.75%), due 10/8/21	2,100,000	2,068,500
Russell Investments U.S. Inst’l Holdco, Inc. 2020 Term Loan 4.00% (3 Month LIBOR + 3.00%), due 6/2/25 (c)	1,548,133	1,533,302
Science Applications International Corp. 2018 Term Loan B 2.023% (1 Month LIBOR + 1.875%), due 10/31/25	2,058,000	2,011,053
TransDigm, Inc.
2020 Term Loan E 2.398% (1 Month LIBOR + 2.25%), due 5/30/25	975,131	915,811
2020 Term Loan F 2.398% (1 Month LIBOR + 2.25%), due 12/9/25	3,415,938	3,207,187

		15,612,006

12	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Automobile 2.3%
American Axle and Manufacturing, Inc. Term Loan B 3.00% (1 Month LIBOR + 2.25%), due 4/6/24	$2,019,159	$1,943,441
Autokiniton U.S. Holdings, Inc. 2018 Term Loan B 6.523% (1 Month LIBOR + 6.375%), due 5/22/25 (c)(d)	3,128,000	2,987,240
Belron Finance U.S. LLC
2019 USD Term Loan B 2.464% (3 Month LIBOR + 2.25%), due 10/30/26	1,240,625	1,203,406
USD Term Loan B 2.492% (3 Month LIBOR + 2.25%), due 11/7/24	2,431,250	2,379,586
Chassix, Inc. 2017 1st Lien Term Loan 6.50% (3 Month LIBOR + 5.50%), due 11/15/23	2,413,928	2,136,326
Clarios Global L.P. Term Loan B 3.648% (1 Month LIBOR + 3.50%), due 4/30/26	964,224	934,092
IAA, Inc. Term Loan B 2.438% (1 Month LIBOR + 2.25%), due 6/28/26	1,418,750	1,376,188
KAR Auction Services, Inc. 2019 Term Loan B6 2.438% (1 Month LIBOR + 2.25%), due 9/19/26	740,019	711,343
Mavis Tire Express Services Corp. 2018 1st Lien Term Loan 3.47% (3 Month LIBOR + 3.25%), due 3/20/25	4,130,400	3,941,091
Wand NewCo 3, Inc. 2020 Term Loan 3.148% (1 Month LIBOR + 3.00%), due 2/5/26	3,286,664	3,167,522

		20,780,235

Banking 1.5%
Apollo Commercial Real Estate Finance, Inc. Term Loan B 2.897% (1 Month LIBOR + 2.75%), due 5/15/26	1,481,250	1,392,375
Broadstreet Partners, Inc. 2020 Term Loan B 3.398% (1 Month LIBOR + 3.25%), due 1/27/27	3,354,509	3,226,199

	Principal Amount	Value
Banking (continued)
Brookfield Property REIT, Inc. 1st Lien Term Loan B 2.648% (1 Month LIBOR + 2.50%), due 8/27/25	$1,385,492	$1,149,266
Edelman Financial Center LLC 2018 1st Lien Term Loan 3.152% (1 Month LIBOR + 3.00%), due 7/21/25	2,751,000	2,652,423
Greenhill & Co., Inc. Term Loan B 3.399% (1 Month LIBOR + 3.25%), due 4/12/24 (c)(d)	1,657,924	1,633,055
Jane Street Group LLC 2020 Term Loan 3.148% (1 Month LIBOR + 3.00%), due 1/31/25	3,381,153	3,328,323

		13,381,641

Beverage, Food & Tobacco 1.9%
8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan 3.647% (1 Month LIBOR + 3.50%), due 10/1/25	2,358,000	2,317,914
American Seafoods Group LLC 2017 1st Lien Term Loan 3.75% (1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 8/21/23	1,183,256	1,171,423
Arctic Glacier U.S.A., Inc. 2018 Term Loan B 4.50% (3 Month LIBOR + 3.50%), due 3/20/24 (c)	961,552	816,718
ASP MSG Acquisition Co., Inc. 2017 Term Loan B 5.00% (1 Month LIBOR + 4.00%), due 8/16/23 (c)	1,056,686	1,019,702
B&G Foods, Inc. 2019 Term Loan B4 2.648% (1 Month LIBOR + 2.50%), due 10/10/26	825,833	819,640
CHG PPC Parent LLC 2018 Term Loan B 2.898% (1 Month LIBOR + 2.75%), due 3/31/25	3,665,625	3,537,328
H Food Holdings LLC 2018 Term Loan B 3.835% (1 Month LIBOR + 3.687%), due 5/23/25	1,636,971	1,570,982
U.S. Foods, Inc. 2016 Term Loan B 1.898% (1 Month LIBOR + 1.75%), due 6/27/23	4,780,135	4,571,998

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Beverage, Food & Tobacco (continued)
United Natural Foods, Inc. Term Loan B 4.398% (1 Month LIBOR + 4.25%), due 10/22/25	$1,808,520	$1,778,567

		17,604,272

Broadcasting & Entertainment 3.6%
Charter Communications Operating LLC 2019 Term Loan B1 1.90% (1 Month LIBOR + 1.75%), due 4/30/25	9,725,000	9,509,222
Clear Channel Outdoor Holdings, Inc. Term Loan B 3.714%-3.715% (2 Month LIBOR + 3.50%, 3 Month LIBOR + 3.50%), due 8/21/26	1,237,500	1,127,156
Diamond Sports Group LLC Term Loan 3.40% (1 Month LIBOR + 3.25%), due 8/24/26	2,965,025	1,824,415
Gray Television, Inc. 2018 Term Loan C 2.649% (1 Month LIBOR + 2.50%), due 1/2/26	3,011,963	2,942,687
Nexstar Broadcasting, Inc. 2019 Term Loan B4 2.899% (1 Month LIBOR + 2.75%), due 9/18/26	2,761,797	2,685,848
Radiate Holdco LLC 2020 Term Loan 4.25% (1 Month LIBOR + 3.50%), due 9/25/26	4,755,487	4,673,008
Terrier Media Buyer, Inc.
2020 Term Loan B 4.398% (1 Month LIBOR + 4.25%), due 12/17/26 (c)	1,496,250	1,445,751
Term Loan B 4.398% (1 Month LIBOR + 4.25%), due 12/17/26	1,654,167	1,610,487
Univision Communications, Inc. Term Loan C5 3.75% (1 Month LIBOR + 2.75%), due 3/15/24	5,032,477	4,859,037
WideOpenWest Finance LLC 2017 Term Loan B 4.25% (1 Month LIBOR + 3.25%), due 8/18/23	2,888,172	2,817,773

		33,495,384

	Principal Amount	Value
Buildings & Real Estate 3.1%
American Bath Group LLC 2018 Term Loan B 5.00% (1 Month LIBOR + 4.00%), due 9/30/23 (c)	$984,849	$980,540
Core & Main L.P. 2017 Term Loan B 3.75% (3 Month LIBOR + 2.75%), due 8/1/24	3,518,681	3,408,722
Cornerstone Building Brands, Inc. 2018 Term Loan 3.895% (1 Month LIBOR + 3.75%), due 4/12/25	3,650,313	3,572,744
Cushman & Wakefield U.S. Borrower LLC 2020 Term Loan B 2.898% (1 Month LIBOR + 2.75%), due 8/21/25	3,930,250	3,750,115
Hamilton Holdco LLC 2018 Term Loan B 2.23% (3 Month LIBOR + 2.00%), due 1/2/27	1,466,250	1,422,262
Jeld-Wen, Inc. 2017 1st Lien Term Loan 2.148% (1 Month LIBOR + 2.00%), due 12/14/24	1,671,484	1,627,608
Realogy Group LLC 2018 Term Loan B 3.00% (1 Month LIBOR + 2.25%), due 2/8/25	3,351,896	3,209,440
SIWF Holdings, Inc.
1st Lien Term Loan 4.398% (1 Month LIBOR + 4.25%), due 6/15/25	1,841,983	1,759,094
2nd Lien Term Loan 8.648% (3 Month LIBOR + 8.50%), due 6/15/26	480,000	434,400
SRS Distribution, Inc. 2018 1st Lien Term Loan 3.148% (1 Month LIBOR + 3.00%), due 5/23/25	3,613,075	3,495,650
VC GB Holdings, Inc. 2017 1st Lien Term Loan 4.00% (1 Month LIBOR + 3.00%), due 2/28/24 (c)	1,082,662	1,058,302
Wilsonart LLC 2017 Term Loan B 4.25% (3 Month LIBOR + 3.25%), due 12/19/23	3,899,332	3,831,093

		28,549,970

14	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Cargo Transport 0.3%
Genesee & Wyoming, Inc. Term Loan 2.22% (3 Month LIBOR + 2.00%), due 12/30/26	$2,985,000	$2,916,906

Chemicals, Plastics & Rubber 2.8%
Allnex USA, Inc. Term Loan B3 4.00% (3 Month LIBOR + 3.25%), due 9/13/23 (c)	833,923	809,948
Aruba Investments, Inc. 2020 USD Term Loan TBD-% , due 10/28/27 (c)	1,066,655	1,058,655
Cabot Microelectronics Corp. 2019 Term Loan B1 2.188% (1 Month LIBOR + 2.00%), due 11/17/25	1,846,350	1,820,962
Emerald Performance Materials LLC 2020 Term Loan B 5.00% (1 Month LIBOR + 4.00%), due 8/12/25	1,722,654	1,708,299
Encapsys LLC 2020 Term Loan B2 4.25% (1 Month LIBOR + 3.25%), due 11/7/24	956,827	938,488
Flex Acquisition Co., Inc. 1st Lien Term Loan 4.00% (1 Month LIBOR + 3.00%, 3 Month LIBOR + 3.00%), due 12/29/23	1,664,781	1,621,426
Flint Group U.S. LLC 1st Lien Term Loan B2 5.25%-5.25% (3 Month LIBOR + 4.25%, PIK), due 9/21/23 (c)(e)	2,081,905	1,863,305
Ineos U.S. Finance LLC 2017 Term Loan B 2.148% (1 Month LIBOR + 2.00%), due 4/1/24	2,412,785	2,343,919
Innophos, Inc. 2020 Term Loan B 3.648% (1 Month LIBOR + 3.50%), due 2/7/27	2,487,490	2,439,295
Minerals Technologies, Inc. 2017 Term Loan B 3.00% (1 Month LIBOR + 2.25%, 3 Month LIBOR + 2.25%), due 2/14/24 (c)	1,356,092	1,342,532
PQ Corp. 2018 Term Loan B 2.464% (3 Month LIBOR + 2.25%), due 2/7/27	2,727,861	2,644,321

	Principal Amount	Value
Chemicals, Plastics & Rubber (continued)
TricorBraun Holdings, Inc. 2016 1st Lien Term Loan 4.75% (3 Month LIBOR + 3.75%), due 11/30/23	$2,879,591	$2,829,198
Tronox Finance LLC Term Loan B 3.178%-3.22% (1 Month LIBOR + 3.00%, 3 Month LIBOR + 3.00%), due 9/23/24	2,924,647	2,860,670
Univar, Inc. 2019 USD Term Loan B5 2.148% (1 Month LIBOR + 2.00%), due 7/1/26	595,500	578,007
Venator Materials Corp. Term Loan B 3.148% (1 Month LIBOR + 3.00%), due 8/8/24	1,413,856	1,357,302
Zep, Inc. 2017 1st Lien Term Loan 5.00% (6 Month LIBOR + 4.00%), due 8/12/24 (c)	48,056	45,173

		26,261,500

Commercial Services 0.2%
MHI Holdings LLC Term Loan B TBD-% , due 9/21/26	1,800,000	1,777,500

Containers, Packaging & Glass 4.1%
Alliance Laundry Systems LLC Term Loan B 4.25% (3 Month LIBOR + 3.50%), due 10/8/27	1,575,000	1,558,856
Anchor Glass Container Corp. 2017 1st Lien Term Loan 3.75% (1 Month LIBOR + 2.75%), due 12/7/23	2,680,906	1,949,019
Berry Global, Inc. Term Loan Y 2.147% (1 Month LIBOR + 2.00%), due 7/1/26	3,703,125	3,572,194
BWAY Holding Co. 2017 Term Loan B 3.48% (2 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 4/3/24	4,817,755	4,495,568
Charter NEX U.S., Inc. Incremental Term Loan 3.398% (1 Month LIBOR + 3.25%), due 5/16/24	853,890	831,902
Clearwater Paper Corp. Term Loan B 3.237%-3.25% (1 Month LIBOR + 3.00%, 2 Month LIBOR + 3.00%, 3 Month LIBOR + 3.00%), due 7/26/26	1,493,750	1,482,547

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Containers, Packaging & Glass (continued)
Consolidated Container Co. LLC 2017 1st Lien Term Loan 3.75% (1 Month LIBOR + 2.75%), due 5/22/24	$2,890,453	$2,836,257
Fort Dearborn Co.
2016 1st Lien Term Loan 5.00% (1 Month LIBOR + 4.00%, 3 Month LIBOR + 4.00%), due 10/19/23	2,376,332	2,299,101
2016 2nd Lien Term Loan 9.50% (3 Month LIBOR + 8.50%), due 10/21/24 (c)	1,500,000	1,429,999
Graham Packaging Co., Inc. Term Loan 4.50% (1 Month LIBOR + 3.75%), due 8/4/27	2,625,000	2,594,999
Klockner-Pentaplast of America, Inc. 2017 Term Loan B2 5.25% (6 Month LIBOR + 4.25%), due 6/30/22	4,850,000	4,699,306
Pretium Packaging LLC 2020 Term Loan TBD-% , due 10/29/27 (d)	1,733,333	1,703,000
Reynolds Consumer Products LLC Term Loan 1.898% (1 Month LIBOR + 1.75%), due 2/4/27	2,386,490	2,338,760
Reynolds Group Holdings, Inc.
2017 Term Loan 2.898% (1 Month LIBOR + 2.75%), due 2/5/23	1,013,051	993,152
2020 Term Loan 3.398% (1 Month LIBOR + 3.25%), due 2/5/26	1,125,000	1,095,938
Tank Holding Corp. 2020 Term Loan 3.648% (1 Month LIBOR + 3.50%), due 3/26/26	1,730,436	1,672,034
Trident TPI Holdings, Inc. 2017 Term Loan B1 4.00% (3 Month LIBOR + 3.00%), due 10/17/24	2,022,345	1,952,826

		37,505,458

Diversified/Conglomerate Manufacturing 3.6%
Allied Universal Holdco LLC 2019 Term Loan B 4.398% (1 Month LIBOR + 4.25%), due 7/10/26	992,500	970,583
EWT Holdings III Corp. 2020 Term Loan 2.898% (1 Month LIBOR + 2.75%), due 12/20/24	3,727,222	3,643,360

	Principal Amount	Value
Diversified/Conglomerate Manufacturing (continued)
Filtration Group Corp. 2018 1st Lien Term Loan 3.148% (1 Month LIBOR + 3.00%), due 3/29/25	$2,907,173	$2,823,071
Gardner Denver, Inc. 2020 USD Term Loan B2 1.898% (1 Month LIBOR + 1.75%), due 3/1/27	3,411,661	3,291,400
GYP Holdings III Corp. 2018 Term Loan B 2.898% (1 Month LIBOR + 2.75%), due 6/1/25	2,627,058	2,581,554
Hyster-Yale Group, Inc. Term Loan B 3.398% (1 Month LIBOR + 3.25%), due 5/30/23 (c)(d)	837,500	808,187
Ingersoll-Rand Services Co. 2020 USD Spinco Term Loan 1.898% (1 Month LIBOR + 1.75%), due 3/1/27	868,704	838,082
Iron Mountain, Inc. 2018 Term Loan B 1.898% (1 Month LIBOR + 1.75%), due 1/2/26	3,278,283	3,147,152
LTI Holdings, Inc. 2018 Add On 1st Lien Term Loan 3.648% (1 Month LIBOR + 3.50%), due 9/6/25	1,359,595	1,261,874
Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan 3.398% (1 Month LIBOR + 3.25%), due 5/1/25	3,840,993	3,704,158
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 2.648% (1 Month LIBOR + 2.50%), due 2/1/27	2,359,006	2,310,842
Red Ventures LLC
2020 Term Loan B TBD-%, due 11/8/24	2,000,000	1,957,500
2020 Term Loan B2 2.648% (1 Month LIBOR + 2.50%), due 11/8/24	3,696,547	3,549,347
TRC Cos., Inc. Term Loan 4.50% (1 Month LIBOR + 3.50%), due 6/21/24 (c)	2,451,459	2,391,705

		33,278,815

Diversified/Conglomerate Service 4.5%
Applied Systems, Inc. 2017 1st Lien Term Loan 4.25% (3 Month LIBOR + 3.25%), due 9/19/24	906,562	901,059

16	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
BidFair MergerRight, Inc. Term Loan B 6.50% (1 Month LIBOR + 5.50%), due 1/15/27	$2,308,922	$2,285,833
Blackhawk Network Holdings, Inc. 2018 1st Lien Term Loan 3.148% (1 Month LIBOR + 3.00%), due 6/15/25	2,925,113	2,737,175
BrightView Landscapes LLC 2018 1st Lien Term Loan B 2.688% (1 Month LIBOR + 2.50%), due 8/15/25	1,454,176	1,426,304
CCC Information Services, Inc. 2017 1st Lien Term Loan 4.00% (1 Month LIBOR + 3.00%), due 4/29/24	1,885,385	1,862,604
Change Healthcare Holdings LLC 2017 Term Loan B 3.50% (1 Month LIBOR + 2.50%, 3 Month LIBOR + 2.50%), due 3/1/24	2,740,513	2,673,957
Element Materials Technology Group U.S. Holdings, Inc. 2017 Term Loan B 4.50% (3 Month LIBOR + 3.50%), due 6/28/24 (c)	1,925,166	1,826,501
Greeneden U.S. Holdings II LLC 2018 Term Loan B 3.398% (1 Month LIBOR + 3.25%), due 12/1/23	1,436,885	1,429,102
IRI Holdings, Inc. 2018 1st Lien Term Loan 4.398% (1 Month LIBOR + 4.25%), due 12/1/25	3,168,252	3,104,887
Mitchell International, Inc. 2017 1st Lien Term Loan 3.398% (1 Month LIBOR + 3.25%), due 11/29/24	1,923,950	1,828,955
MKS Instruments, Inc. 2019 Term Loan B6 1.898% (1 Month LIBOR + 1.75%), due 2/2/26	1,284,502	1,265,235
Monitronics International, Inc. Takeback Term Loan 7.75% (1 Month LIBOR + 6.50%), due 3/29/24 (c)	1,844,458	1,443,288
MX Holdings U.S., Inc. 2018 Term Loan B1C 3.50% (1 Month LIBOR + 2.75%), due 7/31/25	4,170,898	4,094,433

	Principal Amount	Value
Diversified/Conglomerate Service (continued)
Prime Security Services Borrower LLC 2019 Term Loan B1 4.25% (1 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%, 12 Month LIBOR + 3.25%), due 9/23/26	$4,861,650	$4,788,725
TruGreen, Ltd. Partnership 2019 Term Loan 3.898% (1 Month LIBOR + 3.75%), due 3/19/26	1,992,889	1,972,960
Verint Systems, Inc. 2018 Term Loan B 2.14% (1 Month LIBOR + 2.00%), due 6/28/24	2,902,500	2,858,962
Verscend Holding Corp. 2018 Term Loan B 4.648% (1 Month LIBOR + 4.50%), due 8/27/25	2,939,986	2,878,737
WEX, Inc. Term Loan B3 2.398% (1 Month LIBOR + 2.25%), due 5/15/26	1,915,825	1,843,583

		41,222,300

Ecological 0.1%
Sophia, L.P. 2020 1st Lien Term Loan 4.50% (3 Month LIBOR + 3.75%), due 10/7/27	892,858	876,954

Electronics 12.2%
ASG Technologies Group, Inc. 2018 Term Loan 4.50% (1 Month LIBOR + 3.50%), due 7/31/24 (c)(d)	2,745,035	2,594,058
Banff Merger Sub, Inc. 2018 Term Loan B 4.398% (1 Month LIBOR + 4.25%), due 10/2/25	3,791,338	3,672,858
Barracuda Networks, Inc. 1st Lien Term Loan 4.25% (3 Month LIBOR + 3.75%), due 2/12/25	1,958,693	1,927,681
Camelot U.S. Acquisition 1 Co.
Term Loan B 3.148% (1 Month LIBOR + 3.00%), due 10/30/26	3,267,415	3,185,729
2020 Incremental Term Loan B 4.00% (1 Month LIBOR + 3.00%), due 10/30/26	1,250,000	1,230,469
Castle U.S. Holding Corp. Term Loan B 3.97% (3 Month LIBOR + 3.75%), due 1/29/27	2,300,842	2,155,123

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Cologix, Inc. 2017 1st Lien Term Loan 4.00% (1 Month LIBOR + 3.00%), due 3/20/24	$3,845,180	$3,744,244
Colorado Buyer, Inc. (c)
Term Loan B 4.00% (6 Month LIBOR + 3.00%), due 5/1/24	1,451,250	1,260,514
2nd Lien Term Loan 8.25% (6 Month LIBOR + 7.25%), due 5/1/25	1,200,000	696,000
CommScope, Inc. 2019 Term Loan B 3.398% (1 Month LIBOR + 3.25%), due 4/6/26	5,376,922	5,165,878
DCert Buyer, Inc. 2019 Term Loan B 4.148% (1 Month LIBOR + 4.00%), due 10/16/26	1,990,000	1,945,846
Dell International LLC 2019 Term Loan B 2.75% (1 Month LIBOR + 2.00%), due 9/19/25	2,231,027	2,206,392
Diebold, Inc. 2017 Term Loan B 2.938% (1 Month LIBOR + 2.75%), due 11/6/23	954,632	909,287
ECI Macola Max Holdings LLC
2020 Term Loan TBD-%, due 9/30/27	3,500,000	3,427,084
1st Lien Term Loan 5.25% (1 Month LIBOR + 4.25%), due 9/27/24	3,880,000	3,846,050
EIG Investors Corp. 2018 1st Lien Term Loan 4.75% (3 Month LIBOR + 3.75%), due 2/9/23	2,842,210	2,813,787
Epicor Software Corp. 2020 Term Loan 5.25% (1 Month LIBOR + 4.25%), due 7/30/27	3,817,147	3,799,969
Finastra U.S.A., Inc.
1st Lien Term Loan 4.50% (3 Month LIBOR + 3.50%), due 6/13/24	3,063,642	2,887,057
2nd Lien Term Loan 8.25% (6 Month LIBOR + 7.25%), due 6/13/25	2,450,000	2,381,400
Flexential Intermediate Corp. 2017 1st Lien Term Loan 3.72% (3 Month LIBOR + 3.50%), due 8/1/24	2,716,000	2,360,658

	Principal Amount	Value
Electronics (continued)
Flexera Software LLC 2018 1st Lien Term Loan 4.25% (2 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 2/26/25	$1,817,643	$1,795,681
Go Daddy Operating Co. LLC 2017 Repriced Term Loan 1.898% (1 Month LIBOR + 1.75%), due 2/15/24	2,208,553	2,152,725
Hyland Software, Inc.
2018 1st Lien Term Loan 4.25% (1 Week LIBOR + 3.50%), due 7/1/24	3,451,657	3,398,805
2017 2nd Lien Term Loan 7.75% (1 Month LIBOR + 7.00%), due 7/7/25	1,246,667	1,240,433
Informatica LLC 2020 USD Term Loan B 3.398% (1 Month LIBOR + 3.25%), due 2/25/27	2,985,000	2,877,540
MA FinanceCo. LLC Term Loan B3 2.648% (1 Month LIBOR + 2.50%), due 6/21/24	399,538	376,066
McAfee LLC 2018 Term Loan B 3.895% (1 Month LIBOR + 3.75%), due 9/30/24	5,909,373	5,843,815
MH Sub I LLC 2017 1st Lien Term Loan 3.648% (1 Month LIBOR + 3.50%), due 9/13/24	4,121,466	3,979,791
Project Alpha Intermediate Holding, Inc.
2019 Incremental Term Loan B 4.48% (3 Month LIBOR + 4.25%), due 4/26/24	1,382,500	1,354,850
2017 Term Loan B 4.50% (3 Month LIBOR + 3.50%), due 4/26/24	917,885	897,232
Project Leopard Holdings, Inc. 2018 Term Loan 5.50% (3 Month LIBOR + 4.50%), due 7/7/23	1,940,138	1,896,484
Refinitiv U.S. Holdings, Inc. 2018 Term Loan 3.398% (1 Month LIBOR + 3.25%), due 10/1/25	2,426,628	2,388,545
Rocket Software, Inc. 2018 Term Loan 4.398% (1 Month LIBOR + 4.25%), due 11/28/25	2,068,500	1,994,810

18	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Seattle Spinco, Inc. Term Loan B3 2.648% (1 Month LIBOR + 2.50%), due 6/21/24	$2,698,182	$2,539,664
Solera LLC Term Loan B 2.916% (2 Month LIBOR + 2.75%), due 3/3/23	1,350,987	1,312,628
SS&C Technologies, Inc. 2018 Term Loan B3 1.898% (1 Month LIBOR + 1.75%), due 4/16/25	4,841,135	4,700,224
Surf Holdings LLC Term Loan 3.75% (3 Month LIBOR + 3.50%), due 3/5/27	1,745,625	1,682,783
Tempo Acquisition LLC 2020 Extended Term Loan 3.75% (1 Month LIBOR + 3.25%), due 11/2/26	2,933,005	2,830,350
Tibco Software, Inc.
2020 Term Loan B3 3.90% (1 Month LIBOR + 3.75%), due 6/30/26	1,496,250	1,448,868
2020 2nd Lien Term Loan 7.40% (1 Month LIBOR + 7.25%), due 3/3/28	600,000	582,000
Ultimate Software Group, Inc.
Term Loan B 3.898% (1 Month LIBOR + 3.75%), due 5/4/26	1,980,000	1,941,018
2020 Incremental Term Loan B 4.75% (3 Month LIBOR + 4.00%), due 5/4/26	1,440,000	1,429,000
Vertiv Group Corp. Term Loan B 3.148% (1 Month LIBOR + 3.00%), due 3/2/27	2,985,000	2,908,509
VS Buyer LLC Term Loan B 3.398% (1 Month LIBOR + 3.25%), due 2/28/27	1,492,500	1,460,784
Web.com Group, Inc.
2018 Term Loan B 3.899% (1 Month LIBOR + 3.75%), due 10/10/25	1,589,498	1,523,268
2018 2nd Lien Term Loan 7.899% (1 Month LIBOR + 7.75%), due 10/9/26	1,225,704	1,153,694

	Principal Amount	Value
Electronics (continued)
Western Digital Corp. 2018 Term Loan B4 1.898% (1 Month LIBOR + 1.75%), due 4/29/23	$2,101,934	$2,081,791
Xerox Business Services LLC Term Loan B 2.648% (1 Month LIBOR + 2.50%), due 12/7/23	2,892,189	2,747,580

		112,749,022

Finance 0.9%
Amentum Government Services Holdings LLC Term Loan B 3.648% (1 Month LIBOR + 3.50%), due 2/1/27	623,438	596,941
Brand Energy & Infrastructure Services, Inc. 2017 Term Loan 5.25% (3 Month LIBOR + 4.25%), due 6/21/24	1,540,472	1,428,788
Deerfield Dakota Holding LLC 2020 USD Term Loan B 4.75% (1 Month LIBOR + 3.75%), due 4/9/27	1,496,250	1,472,684
iStar, Inc. 2016 Term Loan B 2.89%-2.898% (1 Month LIBOR + 2.75%), due 6/28/23	630,585	624,280
ON Semiconductor Corp. 2019 Term Loan B 2.148% (1 Month LIBOR + 2.00%), due 9/19/26	490,038	478,399
Transplace Holdings, Inc. 1st Lien Term Loan 4.75% (3 Month LIBOR + 3.75%), due 10/7/24 (c)	1,242,162	1,222,754
USS Ultimate Holdings, Inc.
1st Lien Term Loan 4.75% (3 Month LIBOR + 3.75%), due 8/25/24	1,843,000	1,801,532
2nd Lien Term Loan 8.75% (3 Month LIBOR + 7.75%), due 8/25/25 (c)	600,000	567,000

		8,192,378

Healthcare, Education & Childcare 7.8%
Acadia Healthcare Co., Inc 2018 Term Loan B4 2.648% (1 Month LIBOR + 2.50%), due 2/16/23	1,267,953	1,256,224
Agiliti Health, Inc. Term Loan 3.188% (1 Month LIBOR + 3.00%), due 1/4/26	2,068,500	2,001,274

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
AHP Health Partners, Inc. 2018 Term Loan 5.50% (1 Month LIBOR + 4.50%), due 6/30/25	$3,046,127	$3,030,896
Akorn, Inc. 2020 Take Back Term Loan 8.50% (3 Month LIBOR + 7.50%), due 10/1/25	149,190	149,438
Alliance Healthcare Services, Inc. 2017 Term Loan B 5.50% (1 Month LIBOR + 4.50%), due 10/24/23 (c)	962,002	868,207
Alvogen Pharma U.S., Inc. 2020 Extended Term Loan 6.25% (6 Month LIBOR + 5.25%), due 12/31/23	943,433	904,123
Amneal Pharmaceuticals LLC 2018 Term Loan B 3.688% (1 Month LIBOR + 3.50%), due 5/4/25	4,140,791	3,933,751
Athenahealth, Inc. 2019 Term Loan B 4.75% (3 Month LIBOR + 4.50%), due 2/11/26	2,234,335	2,184,063
Avantor Funding, Inc. Term Loan B3 3.25% (1 Month LIBOR + 2.25%), due 11/21/24	1,670,069	1,655,456
Carestream Dental Equipment, Inc. 2017 1st Lien Term Loan 4.25% (3 Month LIBOR + 3.25%), due 9/1/24	1,944,874	1,789,284
Carestream Health, Inc.
2020 Extended 2nd Lien PIK Term Loan 5.50% (3 Month LIBOR + 4.50%, PIK), due 8/8/23 (d)(e)	2,098,239	1,531,715
2020 Extended Term Loan 7.75% (3 Month LIBOR + 6.75%), due 5/8/23	2,816,616	2,703,952
Compassus Intermediate, Inc. Term Loan B 6.00% (3 Month LIBOR + 5.00%), due 12/31/26 (c)	3,039,531	2,991,406
Da Vinci Purchaser Corp. 2019 Term Loan 5.00% (3 Month LIBOR + 4.00%), due 1/8/27	3,823,750	3,774,359
DaVita, Inc. 2020 Term Loan B 1.898% (1 Month LIBOR + 1.75%), due 8/12/26	3,712,570	3,628,458

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
Elanco Animal Health, Inc. Term Loan B 1.899% (1 Month LIBOR + 1.75%), due 8/1/27	$2,832,164	$2,766,922
Emerald TopCo, Inc. Term Loan 3.714%-3.714% (1 Month LIBOR + 3.50%, 3 Month LIBOR + 3.50%), due 7/24/26	2,475,000	2,380,641
Envision Healthcare Corp. 2018 1st Lien Term Loan 3.898% (1 Month LIBOR + 3.75%), due 10/10/25	3,311,000	2,358,260
eResearchTechnology, Inc. 2020 1st Lien Term Loan 5.50% (1 Month LIBOR + 4.50%), due 2/4/27	2,793,000	2,772,924
ExamWorks Group, Inc. 2017 Term Loan 4.25% (3 Month LIBOR + 3.25%), due 7/27/23	4,697,044	4,639,505
Gentiva Health Services, Inc. 2020 Term Loan 3.438% (1 Month LIBOR + 3.25%), due 7/2/25	3,134,268	3,063,747
Grifols Worldwide Operations U.S.A., Inc. 2019 Term Loan B 2.094% (1 Week LIBOR + 2.00%), due 11/15/27	992,500	967,136
HCA, Inc. Term Loan B12 1.898% (1 Month LIBOR + 1.75%), due 3/13/25	2,462,500	2,449,308
Jaguar Holding Co. II 2018 Term Loan 3.50% (1 Month LIBOR + 2.50%), due 8/18/22	1,649,911	1,636,037
Ortho-Clinical Diagnostics S.A. 2018 Term Loan B 3.39% (1 Month LIBOR + 3.25%), due 6/30/25	1,882,412	1,816,527
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B 3.898% (1 Month LIBOR + 3.75%), due 11/16/25	4,364,175	4,229,614
Select Medical Corp. 2017 Term Loan B 2.78% (3 Month LIBOR + 2.50%), due 3/6/25	4,354,845	4,240,530

20	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Sound Inpatient Physicians 2018 1st Lien Term Loan 2.898% (1 Month LIBOR + 2.75%), due 6/27/25 (c)	$1,955,000	$1,906,125
Team Health Holdings, Inc. 1st Lien Term Loan 3.75% (1 Month LIBOR + 2.75%), due 2/6/24	2,781,921	2,254,747
U.S. Anesthesia Partners, Inc. 2017 Term Loan 4.00% (6 Month LIBOR + 3.00%), due 6/23/24	2,388,953	2,229,940

		72,114,569

Home and Office Furnishings, Housewares & Durable Consumer Products 0.3%
Serta Simmons Bedding LLC 1st Lien Term Loan 4.50% (3 Month LIBOR + 3.50%), due 11/8/23	5,915,884	2,957,942

Hotels, Motels, Inns & Gaming 5.0%
Affinity Gaming LLC Initial Term Loan 4.25% (3 Month LIBOR + 3.25%), due 7/1/23	3,058,621	2,793,539
Aimbridge Acquisition Co., Inc. 2019 Term Loan B 3.902% (1 Month LIBOR + 3.75%), due 2/2/26	2,227,500	1,974,122
AP Gaming I LLC 2018 Incremental Term Loan 4.50% (3 Month LIBOR + 3.50%), due 2/15/24	3,000,751	2,723,181
Caesars Resort Collection LLC
2017 1st Lien Term Loan B 2.898% (1 Month LIBOR + 2.75%), due 12/23/24	2,135,288	1,997,088
2020 Term Loan B1 4.648% (1 Month LIBOR + 4.50%, 3 Month LIBOR + 4.50%), due 7/21/25	1,950,000	1,882,563
Churchill Downs, Inc. 2017 Term Loan B 2.15% (1 Month LIBOR + 2.00%), due 12/27/24	2,431,250	2,340,078
CityCenter Holdings LLC 2017 Term Loan B 3.00% (1 Month LIBOR + 2.25%), due 4/18/24	4,583,281	4,296,826

	Principal Amount	Value
Hotels, Motels, Inns & Gaming (continued)
Everi Payments, Inc.
Term Loan B 3.75% (1 Month LIBOR + 2.75%), due 5/9/24	$4,253,389	$4,090,344
2020 Incremental Term Loan 11.50% (1 Month LIBOR + 10.50%), due 5/9/24 (c)(d)	798,000	798,000
Golden Entertainment, Inc. 2017 1st Lien Term Loan 3.75% (1 Month LIBOR + 3.00%), due 10/21/24	1,600,000	1,542,000
Hilton Worldwide Finance LLC 2019 Term Loan B2 1.899% (1 Month LIBOR + 1.75%), due 6/22/26	1,720,157	1,628,006
PCI Gaming Authority Term Loan 2.648% (1 Month LIBOR + 2.50%), due 5/29/26	658,702	636,059
Penn National Gaming, Inc. 2018 1st Lien Term Loan B 3.00% (1 Month LIBOR + 2.25%), due 10/15/25	1,310,000	1,261,284
Scientific Games International, Inc. 2018 Term Loan B5 2.898% (1 Month LIBOR + 2.75%), due 8/14/24	5,714,781	5,305,820
Station Casinos LLC 2020 Term Loan B 2.50% (1 Month LIBOR + 2.25%), due 2/8/27	1,999,876	1,914,048
UFC Holdings LLC 2019 Term Loan 4.25% (6 Month LIBOR + 3.25%), due 4/29/26	3,858,117	3,775,330
Wyndham Destinations, Inc. 2018 1st Lien Term Loan 2.464% (3 Month LIBOR + 2.25%), due 5/30/25	3,920,000	3,738,700
Wyndham Hotels & Resorts, Inc. Term Loan B 1.898% (1 Month LIBOR + 1.75%), due 5/30/25	3,430,000	3,259,213

		45,956,201

Insurance 3.0%
AmWINS Group, Inc. 2017 Term Loan B 3.75% (1 Month LIBOR + 2.75%), due 1/25/24	1,840,724	1,813,688

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Insurance (continued)
AssuredPartners, Inc. 2020 Term Loan B 3.648% (1 Month LIBOR + 3.50%), due 2/12/27	$5,036,037	$4,852,221
Asurion LLC
2017 Term Loan B4 3.148% (1 Month LIBOR + 3.00%), due 8/4/22	1,823,334	1,793,705
2018 Term Loan B6 3.148% (1 Month LIBOR + 3.00%), due 11/3/23	3,431,039	3,362,418
2018 Term Loan B7 3.148% (1 Month LIBOR + 3.00%), due 11/3/24	806,283	790,013
2017 2nd Lien Term Loan 6.648% (1 Month LIBOR + 6.50%), due 8/4/25	375,758	375,758
Hub International, Ltd. 2018 Term Loan B 3.214%-3.215% (3 Month LIBOR + 3.00%), due 4/25/25	1,601,592	1,537,928
NFP Corp. 2020 Term Loan 3.398% (1 Month LIBOR + 3.25%), due 2/15/27	2,412,875	2,307,312
Ryan Specialty Group LLC Term Loan 4.00% (1 Month LIBOR + 3.25%), due 9/1/27	1,000,000	989,583
Sedgwick Claims Management Services, Inc. 2018 Term Loan B 3.398% (1 Month LIBOR + 3.25%), due 12/31/25	4,905,076	4,698,140
USI, Inc.
2017 Repriced Term Loan 3.22% (3 Month LIBOR + 3.00%), due 5/16/24	4,355,103	4,190,881
2019 Incremental Term Loan B 4.22% (3 Month LIBOR + 4.00%), due 12/2/26	992,500	978,853

		27,690,500

Leisure, Amusement, Motion Pictures & Entertainment 2.4%
Alterra Mountain Co. Term Loan B1 2.898% (1 Month LIBOR + 2.75%), due 7/31/24	4,877,235	4,691,290
Boyd Gaming Corp. Term Loan B3 2.344% (1 Week LIBOR + 2.25%), due 9/15/23	2,004,877	1,945,044

	Principal Amount	Value
Leisure, Amusement, Motion Pictures & Entertainment (continued)
Creative Artists Agency LLC 2019 Term Loan B 3.898% (1 Month LIBOR + 3.75%), due 11/27/26	$2,481,250	$2,378,898
Fitness International LLC
2018 Term Loan A 4.25% (3 Month LIBOR + 3.25%), due 1/8/25	1,660,313	1,232,782
2018 Term Loan B 4.25% (3 Month LIBOR + 3.25%), due 4/18/25	291,959	210,576
Life Time Fitness, Inc. 2017 Term Loan B 3.75% (3 Month LIBOR + 2.75%), due 6/10/22	1,825,527	1,680,137
Lions Gate Capital Holdings LLC 2018 Term Loan B 2.398% (1 Month LIBOR + 2.25%), due 3/24/25	1,381,245	1,327,722
Marriott Ownership Resorts, Inc. 2019 Term Loan B 1.898% (1 Month LIBOR + 1.75%), due 8/29/25	2,724,623	2,581,581
TKC Holdings, Inc. 2017 1st Lien Term Loan 4.75% (2 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 2/1/23	2,711,109	2,530,367
William Morris Endeavor Entertainment LLC 2018 1st Lien Term Loan 2.90% (1 Month LIBOR + 2.75%), due 5/18/25	4,570,581	3,884,994

		22,463,391

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.1%
Advanced Drainage Systems, Inc. Term Loan B 2.438% (1 Month LIBOR + 2.25%), due 7/31/26	581,786	576,453
Altra Industrial Motion Corp. 2018 Term Loan B 2.148% (1 Month LIBOR + 2.00%), due 10/1/25	2,820,896	2,753,899
Columbus McKinnon Corp. 2018 Term Loan B 3.50% (3 Month LIBOR + 2.50%), due 1/31/24	2,536,818	2,511,449
CPM Holdings, Inc.
2018 1st Lien Term Loan 3.899% (1 Month LIBOR + 3.75%), due 11/17/25	1,468,813	1,348,859

22	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
CPM Holdings, Inc. (continued)
2018 2nd Lien Term Loan 8.399% (1 Month LIBOR + 8.25%), due 11/15/26 (c)	$1,000,000	$912,500
Welbilt, Inc. 2018 Term Loan B 2.648% (1 Month LIBOR + 2.50%), due 10/23/25	1,994,060	1,824,565

		9,927,725

Manufacturing 0.1%
Weber-Stephen Products LLC Term Loan B TBD-% , due 10/20/27	720,000	711,450

Mining, Steel, Iron & Non-Precious Metals 1.7%
American Rock Salt Co. LLC 2018 1st Lien Term Loan 4.50% (1 Month LIBOR + 3.50%), due 3/21/25	3,026,891	3,015,540
Covia Holdings Corp. Term Loan 8.25% (PRIME + 5.00%), due 6/1/25 (c)(f)(g)	1,657,063	1,241,761
Gates Global LLC 2017 Repriced Term Loan B 3.75% (1 Month LIBOR + 2.75%), due 4/1/24	3,638,864	3,562,673
GrafTech Finance, Inc. 2018 Term Loan B 4.50% (1 Month LIBOR + 3.50%), due 2/12/25	3,962,449	3,893,107
MRC Global (U.S)., Inc. 2018 1st Lien Term Loan B 3.148% (1 Month LIBOR + 3.00%), due 9/20/24 (d)	3,209,059	2,952,335
U.S. Silica Co. 2018 Term Loan B 5.00% (1 Month LIBOR + 4.00%), due 5/1/25	1,437,637	1,208,128

		15,873,544

Oil & Gas 1.4%
Apergy Corp. 2018 1st Lien Term Loan 2.688% (1 Month LIBOR + 2.50%), due 5/9/25 (c)	640,964	615,325
Buckeye Partners, L.P. 2019 Term Loan B 2.897% (1 Month LIBOR + 2.75%), due 11/1/26	2,363,125	2,308,109

	Principal Amount	Value
Oil & Gas (continued)
Fleet U.S. Bidco, Inc. Term Loan B 3.398% (1 Month LIBOR + 3.25%), due 10/7/26	$1,237,500	$1,206,563
GIP III Stetson I, L.P. 2018 Term Loan B 4.402% (1 Month LIBOR + 4.25%), due 7/18/25 (c)	2,177,830	1,420,644
Keane Group Holdings LLC 2018 1st Lien Term Loan 4.50% (1 Month LIBOR + 3.50%), due 5/25/25	954,065	830,037
Lucid Energy Group II Borrower LLC 2018 1st Lien Term Loan 4.00% (1 Month LIBOR + 3.00%), due 2/17/25	2,535,000	2,292,063
Medallion Midland Acquisition LLC 1st Lien Term Loan 4.25% (1 Month LIBOR + 3.25%), due 10/30/24	1,361,500	1,278,108
PES Holdings LLC 2018 Term Loan C 4.75%-6.99% (PIK, PRIME—0.50%), due 12/31/22 (c)(e)(f)(g)	1,959,972	97,999
Prairie ECI Acquiror L.P. Term Loan B 4.898% (1 Month LIBOR + 4.75%), due 3/11/26	1,185,525	1,058,081
Seadrill Partners Finco LLC Term Loan B 7.00% (3 Month LIBOR + 6.00%), due 2/21/21 (c)(f)(g)	1,470,474	137,594
Summit Midstream Partners Holdings LLC Term Loan B 7.00% (3 Month LIBOR + 6.00%), due 5/13/22 (c)	1,038,051	207,610
Traverse Midstream Partners LLC 2017 Term Loan 6.50% (1 Month LIBOR + 5.50%), due 9/27/24	1,885,414	1,736,151

		13,188,284

Personal & Nondurable Consumer Products 0.1%
Prestige Brands, Inc. Term Loan B4 2.148% (1 Month LIBOR + 2.00%), due 1/26/24	574,967	570,655

Personal & Nondurable Consumer Products (Manufacturing Only) 1.0%
American Builders & Contractors Supply Co., Inc. 2019 Term Loan 2.148% (1 Month LIBOR + 2.00%), due 1/15/27	2,722,500	2,638,271

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
Kronos Acquisition Holdings, Inc. 2015 Term Loan B 5.00% (3 Month LIBOR + 4.00%), due 5/15/23	$1,261,345	$1,247,155
SRAM LLC 2018 Term Loan B 3.75% (1 Month LIBOR + 2.75%, 6 Month LIBOR + 2.75%), due 3/15/24	1,137,876	1,130,764
Varsity Brands, Inc. 2017 Term Loan B 4.50% (1 Month LIBOR + 3.50%), due 12/15/24	4,376,350	3,760,016

		8,776,206

Personal Transportation 0.1%
Delta Air Lines, Inc. 2020 1st Lien Term Loan B 4.75% (3 Month LIBOR + 3.75%), due 10/20/27	514,286	511,929
Uber Technologies, Inc. 2018 Incremental Term Loan 3.648% (1 Month LIBOR + 3.50%), due 7/13/23	527,018	517,026

		1,028,955

Personal, Food & Miscellaneous Services 1.0%
Aramark Services, Inc.
2018 Term Loan B3 1.898% (1 Month LIBOR + 1.75%), due 3/11/25	1,480,650	1,409,394
2019 Term Loan B4 1.898% (1 Month LIBOR + 1.75%), due 1/15/27	1,741,250	1,652,737
IRB Holding Corp. 2020 Term Loan B 3.75% (3 Month LIBOR + 2.75%), due 2/5/25	2,417,602	2,294,996
KFC Holding Co. 2018 Term Loan B 1.897% (1 Month LIBOR + 1.75%), due 4/3/25	2,839,122	2,768,854
Weight Watchers International, Inc. 2017 Term Loan B 5.50% (1 Month LIBOR + 4.75%), due 11/29/24	1,255,620	1,248,295

		9,374,276

	Principal Amount	Value
Printing & Publishing 0.6%
Getty Images, Inc. 2019 Term Loan B 4.688% (1 Month LIBOR + 4.50%), due 2/19/26	$998,088	$928,222
McGraw-Hill Global Education Holdings LLC 2016 Term Loan B 5.00% (1 Week LIBOR + 4.00%), due 5/4/22	1,406,900	1,267,717
Prometric Holdings, Inc. 1st Lien Term Loan 4.00% (1 Month LIBOR + 3.00%), due 1/29/25	1,154,885	1,076,930
Severin Acquisition LLC 2018 Term Loan B 3.397% (1 Month LIBOR + 3.25%), due 8/1/25	2,443,813	2,355,225

		5,628,094

Radio and TV Broadcasting 0.1%
Nielsen Finance LLC Term Loan B4 2.147% (1 Month LIBOR + 2.00%), due 10/4/23	1,198,625	1,169,409

Retail Store 2.3%
Alphabet Holding Co., Inc. 2017 1st Lien Term Loan 3.648% (1 Month LIBOR + 3.50%), due 9/26/24	2,766,029	2,672,675
Applecaramel Buyer LLC Term Loan B 4.50% (6 Month LIBOR + 4.00%), due 10/19/27	2,000,000	1,967,916
Bass Pro Group LLC Term Loan B 5.75% (3 Month LIBOR + 5.00%), due 9/25/24	2,860,256	2,843,970
Belk, Inc. 2019 Term Loan B 7.75% (3 Month LIBOR + 6.75%), due 7/31/25	1,295,444	437,860
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan 2.145% (1 Month LIBOR + 2.00%), due 2/3/24	3,324,541	3,268,958
CNT Holdings III Corp. 2017 Term Loan 4.00% (1 Month LIBOR + 3.00%), due 1/22/23	1,481,304	1,478,712

24	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Retail Store (continued)
EG America LLC 2018 Term Loan 4.22% (3 Month LIBOR + 4.00%), due 2/7/25	$1,452,718	$1,389,162
Harbor Freight Tools USA, Inc. 2020 Term Loan B 4.00% (1 Month LIBOR + 3.25%), due 10/19/27	2,039,095	2,006,596
HD Supply, Inc. Term Loan B5 1.898% (1 Month LIBOR + 1.75%), due 10/17/23	477,613	474,181
Party City Holdings, Inc. 2018 Term Loan B 3.25% (1 Month LIBOR + 2.50%, 3 Month LIBOR + 2.50%), due 8/19/22	1,052,859	802,805
Petco Animal Supplies, Inc. 2017 Term Loan B 4.25% (3 Month LIBOR + 3.25%), due 1/26/23	1,788,981	1,656,596
Sally Holdings LLC Term Loan B2 4.50%, due 7/5/24	1,890,008	1,880,558

		20,879,989

Telecommunications 3.5%
Avaya, Inc. 2018 Term Loan B 4.398% (1 Month LIBOR + 4.25%), due 12/15/24	2,242,575	2,199,726
CenturyLink, Inc. 2020 Term Loan B 2.398% (1 Month LIBOR + 2.25%), due 3/15/27	3,721,875	3,577,652
CSC Holdings LLC 2019 Term Loan B5 2.648% (1 Month LIBOR + 2.50%), due 4/15/27	4,665,370	4,504,028
Frontier Communications Corp. 2017 Term Loan B1 6.00% (PRIME + 2.75%), due 6/15/24 (c)(f)	1,979,644	1,936,092
Level 3 Financing, Inc. 2019 Term Loan B 1.898% (1 Month LIBOR + 1.75%), due 3/1/27	2,500,000	2,406,250
Microchip Technology, Inc. 2018 Term Loan B 2.15% (1 Month LIBOR + 2.00%), due 5/29/25	2,844,438	2,811,252

	Principal Amount	Value
Telecommunications (continued)
SBA Senior Finance II LLC 2018 Term Loan B 1.90% (1 Month LIBOR + 1.75%), due 4/11/25	$6,380,614	$6,177,231
West Corp. 2017 Term Loan 5.00% (1 Month LIBOR + 4.00%), due 10/10/24	3,859,342	3,577,471
Zayo Group Holdings, Inc. Term Loan 3.148% (1 Month LIBOR + 3.00%), due 3/9/27	5,389,583	5,189,156

		32,378,858

Utilities 5.2%
Astoria Energy LLC Term Loan B 5.00% (1 Month LIBOR + 4.00%), due 12/24/21	3,091,652	3,065,889
Brookfield WEC Holdings, Inc. 2020 Term Loan 3.75% (1 Month LIBOR + 3.00%), due 8/1/25	2,456,250	2,395,227
Calpine Corp.
Term Loan B5 2.40% (1 Month LIBOR + 2.25%), due 1/15/24	5,347,560	5,209,010
Term Loan B9 2.40% (1 Month LIBOR + 2.25%), due 4/5/26	2,073,750	2,017,499
Compass Power Generation LLC 2018 Term Loan B 4.50% (1 Month LIBOR + 3.50%), due 12/20/24	1,503,231	1,470,160
Edgewater Generation LLC Term Loan 3.898% (1 Month LIBOR + 3.75%), due 12/13/25	4,888,031	4,714,505
ExGen Renewables IV LLC Term Loan B 4.00% (3 Month LIBOR + 3.00%), due 11/28/24	2,088,830	2,069,681
Granite Acquisition, Inc.
Term Loan B 4.75% (3 Month LIBOR + 3.75%), due 9/19/22	6,283,162	6,264,834
2nd Lien Term Loan B 8.25% (3 Month LIBOR + 7.25%), due 12/19/22	1,513,603	1,487,115
Granite Generation LLC Term Loan B 4.75% (1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 11/9/26	4,829,283	4,773,747

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Utilities (continued)
Hamilton Projects Acquiror LLC Term Loan B 5.75% (3 Month LIBOR + 4.75%), due 6/17/27	$2,493,750	$2,483,359
Helix Gen Funding LLC Term Loan B 4.75% (1 Month LIBOR + 3.75%), due 6/3/24	3,616,568	3,568,850
Pacific Gas & Electric Co. 2020 Term Loan 5.50% (3 Month LIBOR + 4.50%), due 6/23/25	3,241,875	3,215,535
Southeast PowerGen LLC Term Loan B 4.50% (1 Month LIBOR + 3.50%), due 12/2/21	806,048	733,504
Vistra Operations Co. LLC 1st Lien Term Loan B3 1.897%-1.898% (1 Month LIBOR + 1.75%), due 12/31/25	5,000,456	4,876,835

		48,345,750

Total Floating Rate Loans (Cost $770,546,151)		733,240,139

Foreign Floating Rate Loans 10.9% (b)
Aerospace & Defense 0.3%
AI Convoy (Luxembourg) S.A.R.L Term Loan B 4.50% (3 Month LIBOR + 3.50%, 6 Month LIBOR + 3.50%), due 1/17/27	1,616,875	1,584,537
Kestrel Bidco, Inc. Term Loan B 4.00% (6 Month LIBOR + 3.00%), due 12/11/26	1,240,625	1,091,130

		2,675,667

Beverage, Food & Tobacco 0.8%
Froneri International, Ltd. 2020 USD Term Loan 2.398% (1 Month LIBOR + 2.25%), due 1/31/27	3,007,463	2,891,997
JBS USA Lux S.A. 2019 Term Loan B 2.148% (1 Month LIBOR + 2.00%), due 5/1/26	3,413,748	3,329,115
Sunshine Investments B.V. Term Loan B3 3.515% (3 Month LIBOR + 3.25%), due 3/28/25	1,237,500	1,211,203

		7,432,315

	Principal Amount	Value
Broadcasting & Entertainment 0.7%
Altice France S.A.
Term Loan B12 3.836% (1 Month LIBOR + 3.687%), due 1/31/26	$3,879,976	$3,744,177
2018 Term Loan B13 4.237% (3 Month LIBOR + 4.00%), due 8/14/26	2,041,665	1,974,801
Numericable Group S.A. Term Loan B11 2.898% (1 Month LIBOR + 2.75%), due 7/31/25	438,129	417,427

		6,136,405

Chemicals, Plastics & Rubber 1.3%
Allnex (Luxembourg) & Cy S.C.A. 2016 Term Loan B2 4.00% (3 Month LIBOR + 3.25%), due 9/13/23 (c)	1,106,816	1,074,995
Alpha 3 B.V. 2017 Term Loan B1 4.00% (3 Month LIBOR + 3.00%), due 1/31/24	1,866,720	1,830,786
Diamond (BC) B.V. Term Loan 3.214%-3.215% (1 Month LIBOR + 3.00%, 3 Month LIBOR + 3.00%), due 9/6/24	2,251,845	2,148,636
Flint Group GmbH Term Loan C 5.25% (3 Month LIBOR + 4.25%, PIK), due 9/21/23 (c)(e)	344,163	308,026
Oxea Holding Drei GmbH 2017 USD Term Loan B2 3.75% (3 Month LIBOR + 3.50%), due 10/14/24	3,063,699	2,914,343
Starfruit Finco B.V. 2018 Term Loan B 3.145% (1 Month LIBOR + 3.00%), due 10/1/25	3,598,704	3,481,746

		11,758,532

Diversified/Conglomerate Manufacturing 0.3%
AI Ladder (Luxembourg) Subco S.A R.L. 2018 Term Loan 4.648% (1 Month LIBOR + 4.50%), due 7/9/25 (c)	1,992,351	1,897,714
Bright Bidco B.V. 2018 Term Loan B 4.50% (6 Month LIBOR + 3.50%), due 6/30/24	2,885,380	1,346,512

		3,244,226

26	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Ecological 0.3%
GFL Environmental, Inc. 2018 Term Loan B 4.00% (1 Month LIBOR + 3.00%, 3 Month LIBOR + 3.00%), due 5/30/25	$2,670,917	$2,640,869

Electronics 1.2%
ION Trading Technologies S.A R.L. Incremental Term Loan B 5.00% (3 Month LIBOR + 4.00%), due 11/21/24	1,898,368	1,857,688
Oberthur Technologies S.A. 2016 Term Loan B1 3.97% (3 Month LIBOR + 3.75%), due 1/10/24	2,193,696	2,108,006
SS&C Technologies Holdings Europe S.A R.L. 2018 Term Loan B4 1.898% (1 Month LIBOR + 1.75%), due 4/16/25	3,401,234	3,302,235
Trader Corp. 2017 Term Loan B 4.00% (1 Month LIBOR + 3.00%), due 9/28/23	4,034,981	3,934,106

		11,202,035

Healthcare, Education & Childcare 1.6%
Auris Luxembourg III S.A.R.L. 2019 Term Loan B2 3.898% (1 Month LIBOR + 3.75%), due 2/27/26	1,391,069	1,293,694
Bausch Health Cos., Inc. 2018 Term Loan B 3.149% (1 Month LIBOR + 3.00%), due 6/2/25	6,838,827	6,668,923
Endo Luxembourg Finance Co. I S.A R.L. 2017 Term Loan B 5.00% (3 Month LIBOR + 4.25%), due 4/29/24	2,535,083	2,412,132
Mallinckrodt International Finance S.A. Term Loan B 5.50% (3 Month LIBOR + 4.75%), due 9/24/24 (f)	2,147,025	1,974,368
Sunshine Luxembourg VII S.A R.L. Term Loan B1 5.25% (3 Month LIBOR + 4.25%), due 10/1/26	2,888,225	2,854,288

		15,203,405

	Principal Amount	Value
Hotels, Motels, Inns & Gaming 0.8%
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 2.148% (1 Month LIBOR + 2.00%), due 11/30/23	$1,460,894	$1,402,458
Gateway Casinos & Entertainment, Ltd. 2018 Term Loan B 4.50% (3 Month LIBOR + 3.50%, PIK), due 12/1/23 (c)(e)	3,191,609	2,850,905
GVC Holdings (Gibraltar), Ltd. 2020 Term Loan B3 3.25% (3 Month LIBOR + 2.25%), due 3/29/24	2,925,000	2,883,562
Stars Group Holdings B.V. 2018 Incremental Term Loan 3.72% (3 Month LIBOR + 3.50%), due 7/10/25	96,013	95,871

		7,232,796

Leisure, Amusement, Motion Pictures & Entertainment 1.0%
Bombardier Recreational Products, Inc.
2020 Term Loan 2.148% (1 Month LIBOR + 2.00%), due 5/24/27	4,306,750	4,138,067
2020 Incremental Term Loan B2 6.00% (3 Month LIBOR + 5.00%), due 5/24/27	598,500	600,744
Delta 2 (LUX) S.A.R.L. 2018 Term Loan 3.50% (1 Month LIBOR + 2.50%), due 2/1/24	3,650,036	3,499,472
DHX Media, Ltd. Term Loan B 5.25% (1 Month LIBOR + 4.25%), due 12/29/23	1,536,055	1,480,373

		9,718,656

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.3%
Titan Acquisition, Ltd. 2018 Term Loan B 3.361% (3 Month LIBOR + 3.00%), due 3/28/25	2,526,888	2,392,422

Oil & Gas 0.3%
NorthRiver Midstream Finance L.P. 2018 Term Loan B 3.475% (3 Month LIBOR + 3.25%), due 10/1/25	2,744,000	2,570,214

Personal, Food & Miscellaneous Services 0.6%
1011778 B.C. Unlimited Liability Co. Term Loan B4 1.898% (1 Month LIBOR + 1.75%), due 11/19/26	2,100,730	2,013,637

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Personal, Food & Miscellaneous Services (continued)
Jacobs Douwe Egberts International B.V. 2018 Term Loan B 2.188% (1 Month LIBOR + 2.00%), due 11/1/25	$4,069,569	$4,054,309

		6,067,946

Printing & Publishing 0.4%
Springer Nature Deutschland GmbH Term Loan B16 4.50% (1 Month LIBOR + 3.50%), due 8/14/24	3,590,066	3,558,653

Retail Store 0.1%
EG Group, Ltd. 2018 Term Loan B 4.22% (3 Month LIBOR + 4.00%), due 2/7/25	1,241,450	1,187,137

Telecommunications 0.9%
Connect Finco S.A.R.L. Term Loan B 5.50% (1 Month LIBOR + 4.50%), due 12/11/26	2,736,250	2,678,789
Intelsat Jackson Holdings S.A.
2020 DIP Term Loan 5.05% (3 Month LIBOR + 5.50%), due 7/13/22	205,623	208,502
2017 Term Loan B3 8.00% (PRIME + 4.75%), due 11/27/23	2,702,081	2,715,591
Telesat Canada Term Loan B5 2.90% (1 Month LIBOR + 2.75%), due 12/7/26	2,481,250	2,388,203

		7,991,085

Total Foreign Floating Rate Loans (Cost $105,857,721)		101,012,363

Total Long-Term Bonds (Cost $927,939,093)		887,505,209

	Shares
Affiliated Investment Company 0.2%
Fixed Income Fund 0.2%
MainStay MacKay High Yield Corporate Bond Fund Class I	282,663	1,529,207

Total Affiliated Investment Company (Cost $1,605,526)		1,529,207

	Shares	Value
Common Stocks 0.1%
Communications Equipment 0.0%‡
Energy Future Holdings Corp. (c)(d)(h)(i)	175,418	$0
Millennium Corporate Trust (c)(d)(h)	4,973	0
Millennium Lender Trust (c)(d)(h)(i)	5,298	0

		0

Metals & Mining 0.1%
AFGlobal Corp. (c)(d)(h)(i)	60,753	756,982

Oil, Gas & Consumable Fuels 0.0%‡
Ascent Resources (c)(d)(h)(i)	244,062	156,200
Philadelphia Energy Solutions, Inc., Class A (c)(d)(h)(i)	89,705	0

		156,200

Pharmaceuticals 0.0%‡
Akorn, Inc. (c)(d)(h)(i)	12,701	142,886

Total Common Stocks (Cost $3,852,942)		1,056,068

	Number of Rights
Rights 0.0%‡
Independent Power & Renewable Electricity Producers 0.0%‡
Vistra Energy Corp. Expires 12/31/46 (c)(d)(h)(i)	107,130	116,772

Total Rights (Cost $87,847)		116,772

	Number of Warrants
Warrants 0.0%‡
Health Care Equipment & Supplies 0.0%‡
AP Exhaust Acquisition LLC Expires 7/25/24 (c)(d)(h)(i)	1,922	19
Carestream Health, Inc. Expires 12/21/31 (c)(d)(h)(i)	43	1

		20

Oil, Gas & Consumable Fuels 0.0%‡
Ascent Resources (c)(d)(h)(i)
1st Lien Warrants Expires 3/30/23	23,368	234
2nd Lien Tranche A Expires 3/30/23	30,044	300
2nd Lien Tranche B Expires 3/30/23	62,000	620

		1,154

Total Warrants (Cost $140,380)		1,174

28	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investments 4.3%
Repurchase Agreement 0.3%
Fixed Income Clearing Corp. 0.00%, dated 10/31/20 due 11/2/20 Proceeds at Maturity $2,885,656 (Collateralized by a United States Treasury Note with a rate of 2.375% and a maturity date of 5/15/27, with a Principal Amount of $2,609,200 and a Market Value of $2,943,460)	$2,885,656	$2,885,656

Total Repurchase Agreement (Cost $2,885,656)		2,885,656

U.S. Government & Federal Agencies 4.0% (j)
United States Treasury Bills 4.0%
0.076%, due 11/17/20	3,143,000	3,142,896
0.08%, due 11/27/20	2,514,000	2,513,857
0.083%, due 12/15/20	1,161,000	1,160,884
0.084%, due 12/10/20	1,325,000	1,324,882
0.086%, due 11/17/20	10,522,000	10,521,602
0.089%, due 11/5/20	4,263,000	4,262,958
0.092%, due 12/1/20	4,981,000	4,980,622
0.094%, due 11/10/20	7,176,000	7,175,833
0.103%, due 11/3/20	1,837,000	1,836,990

Total U.S. Government & Federal Agencies (Cost $36,920,524)		36,920,524

Total Short-Term Investments (Cost $39,806,180)		39,806,180

Total Investments (Cost $973,431,968)	100.8%	930,014,610
Other Assets, Less Liabilities	(0.8)	(7,073,150)
Net Assets	100.0%	$922,941,460
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2020.

(c)

Illiquid security—As of October 31, 2020, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $51,273,146, which represented 5.6% of the Fund’s net assets. (Unaudited)

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.

(f)	Issue in default.

(g)	Issue in non-accrual status.

(h)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2020, the total market value of fair valued securities was $1,174,014, which represented 0.1% of the Fund’s net assets.

(i)	Non-income producing security.

(j)	Interest rate shown represents yield to maturity.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments October 31, 2020 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$53,252,707	$—	$53,252,707
Floating Rate Loans (b)	—	718,232,549	15,007,590	733,240,139
Foreign Floating Rate Loans	—	101,012,363	—	101,012,363

Total Long-Term Bonds	—	872,497,619	15,007,590	887,505,209

Affiliated Investment Company
Fixed Income Funds	1,529,207	—	—	1,529,207
Common Stocks (c)	—	—	1,056,068	1,056,068
Rights (d)	—	—	116,772	116,772
Warrants (e)	—	—	1,174	1,174
Short-Term Investments
Repurchase Agreement	—	2,885,656	—	2,885,656
U.S. Government & Federal Agencies	—	36,920,524	—	36,920,524

Total Short-Term Investments	—	39,806,180	—	39,806,180

Total Investments in Securities	$1,529,207	$912,303,799	$16,181,604	$930,014,610

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $15,007,590 within the Floating Rate Loans section of the Portfolio of Investments were valued by a pricing service without adjustment.

(c)

The Level 3 securities valued at $0, $756,982, $156,200 and $142,886 are held in Communications Equipment, Metals & Mining, Oil, Gas & Consumable Fuels and Pharmaceuticals, respectively, within the Common Stocks section of the Portfolio of Investments.

(d)	The Level 3 security valued at $116,772 is held in Independent Power & Renewable Electricity Producers within the Rights section of the Portfolio of Investments.

(e)	The Level 3 securities valued at $20 and $1,154 are held in Health Care Equipment & Supplies and Oil, Gas & Consumable Fuels, respectively, within the Warrants section of the Portfolio of Investments.

30	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2020
Long-Term Bonds
Floating Rate Loans	$10,043,998	$73,639	$8,347	$(460,563)	$4,149,579	$(6,571,289)	$8,640,948	$(877,069)	$15,007,590	$(504,616)
Foreign Floating Rate Loans	1,033,251	983	(356,124)	175,215	—	(853,325)	—	—	—	—
Common Stocks	3,834,633	—	(644,724)	(2,324,004)	201,205	(11,042)	—	—	1,056,068	(2,963,185)
Rights	96,417	—	—	20,355	—	—	—	—	116,772	20,355
Warrants	81,492	—	(197,664)	39,177	127,585	(49,416)	—	—	1,174	(133,780)

Total	$15,089,791	$74,622	$(1,190,165)	$(2,549,820)	$4,478,369	$(7,485,072)	$8,640,948	$(877,069)	$16,181,604	$(3,581,226)

(a)	Sales include principal reductions.

As of October 31, 2020, loan assignments with a market value of 8,640,948 transferred from Level 2 to Level 3 as the fair value obtained by an independent pricing service, utilized significant unobservable inputs. As of October 31, 2019, the fair value obtained for this loan assignment, as determined by an independent pricing service, utilized significant other observable inputs.

As of October 31, 2020, loan assignments with a market value of $877,069 transferred from Level 3 to Level 2 as the fair value obtained from an independent pricing service, utilized significant other observable inputs. As of October 31, 2019, the fair value obtained for this loan assignment, as determined by an independent pricing service, utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $971,826,442)	$928,485,403
Investment in affiliated investment company, at value (identified cost $1,605,526)	1,529,207
Unrealized appreciation on unfunded commitments (See Note 5)	2,879
Receivables:
Investment securities sold	5,490,634
Dividends and interest	2,882,420
Fund shares sold	712,102
Other assets	58,804

Total assets	939,161,449

Liabilities
Payables:
Investment securities purchased	13,829,802
Fund shares redeemed	1,130,808
Manager (See Note 3)	472,692
Transfer agent (See Note 3)	319,875
NYLIFE Distributors (See Note 3)	113,040
Shareholder communication	65,284
Professional fees	42,291
Custodian	8,444
Trustees	1,249
Accrued expenses	17,985
Dividend payable	218,519

Total liabilities	16,219,989

Net assets	$922,941,460

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$104,394
Additional paid-in capital	1,053,363,244

1,053,467,638
Total distributable earnings (loss)	(130,526,178)

Net assets	$922,941,460

Class A
Net assets applicable to outstanding shares	$279,188,139

Shares of beneficial interest outstanding	31,583,840

Net asset value per share outstanding	$8.84
Maximum sales charge (3.00% of offering price)	0.27

Maximum offering price per share outstanding	$9.11

Investor Class
Net assets applicable to outstanding shares	$20,568,812

Shares of beneficial interest outstanding	2,326,804

Net asset value per share outstanding	$8.84
Maximum sales charge (2.50% of offering price)	0.23

Maximum offering price per share outstanding	$9.07

Class B
Net assets applicable to outstanding shares	$1,583,983

Shares of beneficial interest outstanding	179,041

Net asset value and offering price per share outstanding	$8.85

Class C
Net assets applicable to outstanding shares	$55,152,694

Shares of beneficial interest outstanding	6,237,079

Net asset value and offering price per share outstanding	$8.84

Class I
Net assets applicable to outstanding shares	$445,467,534

Shares of beneficial interest outstanding	50,388,209

Net asset value and offering price per share outstanding	$8.84

Class R3
Net assets applicable to outstanding shares	$523,289

Shares of beneficial interest outstanding	59,173

Net asset value and offering price per share outstanding	$8.84

Class R6
Net assets applicable to outstanding shares	$120,431,863

Shares of beneficial interest outstanding	13,617,048

Net asset value and offering price per share outstanding	$8.84

SIMPLE Class
Net assets applicable to outstanding shares	$25,146

Shares of beneficial interest outstanding	2,844

Net asset value and offering price per share outstanding	$8.84

32	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Interest	$48,448,230
Dividends-affiliated	149,516
Securities lending	21,855
Dividends-unaffiliated	483
Other	1,023

Total income	48,621,107

Expenses
Manager (See Note 3)	6,171,685
Transfer agent (See Note 3)	2,077,176
Distribution/Service—Class A (See Note 3)	738,729
Distribution/Service—Investor Class (See Note 3)	53,774
Distribution/Service—Class B (See Note 3)	23,049
Distribution/Service—Class C (See Note 3)	701,352
Distribution/Service—Class R3 (See Note 3)	2,296
Distribution/Service—SIMPLE Class (See Note 3)	20
Professional fees	186,966
Registration	180,975
Shareholder communication	109,345
Custodian	53,117
Trustees	24,218
Shareholder service (See Note 3)	459
Miscellaneous	79,136

Total expenses	10,402,297

Net investment income (loss)	38,218,810

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(33,813,117)
Affiliated investment company transactions	(638,612)

Net realized gain (loss)	(34,451,729)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(2,698,707)
Affiliated investments	(47,321)
Unfunded commitments	24,375

Net change in unrealized appreciation (depreciation)	(2,721,653)

Net realized and unrealized gain (loss)	(37,173,382)

Net increase (decrease) in net assets resulting from operations	$1,045,428

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$38,218,810	$67,411,863
Net realized gain (loss)	(34,451,729)	(12,463,278)
Net change in unrealized appreciation (depreciation)	(2,721,653)	(28,522,433)

Net increase (decrease) in net assets resulting from operations	1,045,428	26,426,152

Distributions to shareholders:
Class A	(10,522,933)	(16,596,482)
Investor Class	(762,499)	(1,097,841)
Class B	(66,199)	(169,219)
Class C	(1,995,961)	(4,475,218)
Class I	(20,109,843)	(42,590,379)
Class R3	(14,407)	(13,896)
Class R6	(4,747,393)	(2,449,067)
SIMPLE Class	(114)	—

Total distributions to shareholders	(38,219,349)	(67,392,102)

Capital share transactions:
Net proceeds from sale of shares	421,730,401	408,541,183
Net asset value of shares issued to shareholders in reinvestment of distributions	33,963,067	57,869,792
Cost of shares redeemed	(734,801,144)	(787,347,737)

Increase (decrease) in net assets derived from capital share transactions	(279,107,676)	(320,936,762)

Net increase (decrease) in net assets	(316,281,597)	(361,902,712)

Net Assets
Beginning of year	1,239,223,057	1,601,125,769

End of year	$922,941,460	$1,239,223,057

34	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.02	$9.28	$9.35	$9.29	$9.15

Net investment income (loss)	0.31 (a)	0.43 (a)	0.40	0.35	0.32

Net realized and unrealized gain (loss) on investments	(0.18)	(0.26)	(0.07)	0.06	0.14

Total from investment operations	0.13	0.17	0.33	0.41	0.46

Less distributions:

From net investment income	(0.31)	(0.43)	(0.40)	(0.35)	(0.32)

Net asset value at end of year	$8.84	$9.02	$9.28	$9.35	$9.29

Total investment return (b)	1.55%	1.94%	3.54%	4.50%	5.23%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.56%	4.76%	4.23%	3.76%	3.59	%(c)

Net expenses (d)	1.14%	1.09%	1.05%	1.01%	1.07	%(e)

Portfolio turnover rate	22%	19%	32%	58%	36%

Net assets at end of year (in 000’s)	$279,188	$338,392	$383,590	$371,186	$318,281

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 3.58%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.08%.

	Year ended October 31,

Investor Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.02	$9.28	$9.35	$9.29	$9.15

Net investment income (loss)	0.31 (a)	0.43 (a)	0.40	0.35	0.33

Net realized and unrealized gain (loss) on investments	(0.18)	(0.26)	(0.07)	0.06	0.14

Total from investment operations	0.13	0.17	0.33	0.41	0.47

Less distributions:

From net investment income	(0.31)	(0.43)	(0.40)	(0.35)	(0.33)

Net asset value at end of year	$8.84	$9.02	$9.28	$9.35	$9.29

Total investment return (b)	1.55%	1.95%	3.54%	4.44%	5.24%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.55%	4.77%	4.24%	3.66%	3.60%

Net expenses (c)	1.13%	1.08%	1.05%	1.06%	1.06	%(d)

Portfolio turnover rate	22%	19%	32%	58%	36%

Net assets at end of year (in 000’s)	$20,569	$23,496	$21,731	$21,238	$29,269

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 1.07%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020	2019	2018		2017	2016

Net asset value at beginning of year	$9.03	$9.28	$9.36		$9.29	$9.16

Net investment income (loss)	0.25 (a)	0.37 (a)	0.33		0.28	0.25

Net realized and unrealized gain (loss) on investments	(0.18)	(0.25)	(0.08)		0.07	0.14

Total from investment operations	0.07	0.12	0.25		0.35	0.39

Less distributions:

From net investment income	(0.25)	(0.37)	(0.33)		(0.28)	(0.26)

Net asset value at end of year	$8.85	$9.03	$9.28		$9.36	$9.29

Total investment return (b)	0.79%	1.19%	2.66	%(c)	3.78%	4.34%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.87%	4.04%	3.47%		2.92%	2.85	%(d)

Net expenses (e)	1.88%	1.83%	1.80%		1.81%	1.81	%(f)

Portfolio turnover rate	22%	19%	32%		58%	36%

Net assets at end of year (in 000’s)	$1,584	$3,119	$5,259		$6,536	$7,621

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.82%.

	Year ended October 31,

Class C	2020	2019	2018		2017	2016

Net asset value at beginning of year	$9.03	$9.28	$9.36		$9.29	$9.16

Net investment income (loss)	0.25 (a)	0.37 (a)	0.33		0.28	0.26

Net realized and unrealized gain (loss) on investments	(0.19)	(0.25)	(0.08)		0.07	0.13

Total from investment operations	0.06	0.12	0.25		0.35	0.39

Less distributions:

From net investment income	(0.25)	(0.37)	(0.33)		(0.28)	(0.26)

Net asset value at end of year	$8.84	$9.03	$9.28		$9.36	$9.29

Total investment return (b)	0.68%	1.30%	2.66	%(c)	3.66%	4.34%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.85%	4.03%	3.48%		2.94%	2.85	%(d)

Net expenses (e)	1.88%	1.83%	1.80%		1.81%	1.81	%(f)

Portfolio turnover rate	22%	19%	32%		58%	36%

Net assets at end of year (in 000’s)	$55,153	$86,012	$142,134		$154,399	$159,480

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.82%.

36	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.03	$9.28	$9.35	$9.29	$9.16

Net investment income (loss)	0.33 (a)	0.46 (a)	0.42	0.38	0.35

Net realized and unrealized gain (loss) on investments	(0.19)	(0.25)	(0.07)	0.06	0.13

Total from investment operations	0.14	0.21	0.35	0.44	0.48

Less distributions:

From net investment income	(0.33)	(0.46)	(0.42)	(0.38)	(0.35)

Net asset value at end of year	$8.84	$9.03	$9.28	$9.35	$9.29

Total investment return (b)	1.69%	2.31%	3.80%	4.76%	5.38%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.85%	5.02%	4.49%	4.01%	3.84	%(c)

Net expenses (d)	0.89%	0.84%	0.80%	0.76%	0.82	%(e)

Portfolio turnover rate	22%	19%	32%	58%	36%

Net assets at end of year (in 000’s)	$445,468	$716,692	$1,048,033	$943,093	$805,208

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 3.83%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.83%.

	Year ended October 31,				February 29, 2016^ through October 31, 2016
Class R3	2020	2019	2018	2017

Net asset value at beginning of period	$9.03	$9.28	$9.35	$9.29	$8.82

Net investment income (loss)	0.28 (a)	0.40 (a)	0.36	0.32	0.20

Net realized and unrealized gain (loss) on investments	(0.19)	(0.25)	(0.07)	0.06	0.47

Total from investment operations	0.09	0.15	0.29	0.38	0.67

Less distributions:

From net investment income	(0.28)	(0.40)	(0.36)	(0.32)	(0.20)

Net asset value at end of period	$8.84	$9.03	$9.28	$9.35	$9.29

Total investment return (b)	1.08%	1.69%	3.18%	4.14%	7.64%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.14%	4.37%	3.97%	3.52%	3.25%††

Net expenses (c)	1.49%	1.43%	1.40%	1.35%	1.42%††

Portfolio turnover rate	22%	19%	32%	58%	36%

Net assets at end of period (in 000’s)	$523	$436	$379	$62	$27

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Financial Highlights selected per share data and ratios

Class R6	Year ended October 31, 2020	February 28, 2019^ through October 31, 2019

Net asset value at beginning of period	$9.03	$9.18

Net investment income (loss) (a)	0.35	0.32

Net realized and unrealized gain (loss) on investments	(0.19)	(0.15)

Total from investment operations	0.16	0.17

Less distributions:

From net investment income	(0.35)	(0.32)

Net asset value at end of period	$8.84	$9.03

Total investment return (b)	1.92%	1.84%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.99%	5.18%††

Net expenses (c)	0.67%	0.64%††

Portfolio turnover rate	22%	19%

Net assets at end of period (in 000’s)	$120,432	$71,077

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

SIMPLE Class	August 31, 2020^ through October 31, 2020

Net asset value at beginning of period*	$8.83

Net investment income (loss) (a)	0.04

Net realized and unrealized gain (loss) on investments	0.01

Total from investment operations	0.05

Less distributions:

From net investment income	(0.04)

Net asset value at end of period	$8.84

Total investment return (b)	0.57%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	2.72%

Net expenses ††(c)	1.37%

Portfolio turnover rate	22%

Net assets at end of period (in 000’s)	$25

^	Inception date.
††	Annualized.
*	Based on the net asset value of Investor Class as of August 31, 2020.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

38	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Floating Rate Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. Class A, Class B, Class C and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class R6 shares commenced operations on February 28, 2019. SIMPLE Class shares commenced operations on August 31, 2020.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to

Class A or Investor Class shares at the end of the calendar quarter four years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R3 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plan for Class R3 shares.

The Fund’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The

39

Notes to Financial Statements (continued)

Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of October 31, 2020, are shown in the Portfolio of Investments.

Equity securities, rights and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on

40	MainStay Floating Rate Fund

each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments was determined as of October 31, 2020, and can change at any time. Illiquid investments as of October 31, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with

41

Notes to Financial Statements (continued)

federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source. Premiums and discount on purchased securities other than bank loans, are accreted and amortized, respectively on the effective interest rate method. Premiums and discounts on purchased bank loan securities are accreted and amortized, respectively, on the straight line method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Dividends and distributions received by the Fund from investments in underlying funds are recorded on the ex-dividend date. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2020, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in exchange-traded funds (“ETFs”) and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. Repurchase agreements as of October 31, 2020, are shown in the Portfolio of Investments.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of October 31, 2020 are shown in the Portfolio of Investments.

(I)  Loan Assignments, Participations and Commitments.  The Fund primarily invests in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual

42	MainStay Floating Rate Fund

relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2020, the Fund held unfunded commitments. (See Note 5)

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 12 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund did not have any portfolio securities on loan.

(K)  Debt Securities and Loan Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Fund’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund’s NAVs could decrease and you could lose money.

In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing trans-actions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(L)  LIBOR Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. Management is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Fund or the debt securities or other instruments based on LIBOR in which the Fund invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(M)  Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely

43

Notes to Financial Statements (continued)

to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the year ended October 31, 2020, the effective management fee rate was 0.60%.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $6,171,685 and paid the Subadvisor in the amount of $3,085,842.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until August 31, 2021 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class shares Plan, Class R3 and SIMPLE Class shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.

During the year ended October 31, 2020, shareholder service fees incurred by the Fund were as follows:

Class R3	$459

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $24,162 and $4,783, respectively.

44	MainStay Floating Rate Fund

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2020, of $38,940, $4,587 and $10,771, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021 for SIMPLE Class shares and February 28, 2021 for all other share classes, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived

Class A	$672,833	$—
Investor Class	48,159	—
Class B	5,163	—
Class C	157,116	—
Class I	1,188,100	—
Class R3	1,037	—
Class R6	4,759	—
SIMPLE Class	9	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay MacKay High Yield Corporate Bond Fund Class I	$1,221	$7,000	$(6,006)	$(639)	$(47)	$1,529	$150	$—	283

(G)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R3	$29,649	5.7%
Class R6	25,869	0.0
SIMPLE Class	25,085	99.8

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$973,445,957	$2,079,673	$(45,511,020)	$(43,431,347)

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$438,906	$(87,007,585)	$(520,245)	$(43,437,254)	$(130,526,178)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to defaulted bond income accruals and dividends payable.

As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $87,007,585 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to share-

45

Notes to Financial Statements (continued)

holders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$12,001	$75,006

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019
Distributions paid from:
Ordinary Income	$38,219,349	$67,392,102

Note 5–Commitments and Contingencies

As of October 31, 2020, the Fund had unfunded commitments pursuant to the following loan agreements:

Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
Intelsat Jackson Holdings S.A.
2020 DIP Term Loan 5.05% (3 Month LIBOR + 5.50%), due 7/13/22	$205,623	$2,879

Commitments are available until maturity date.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $215,203 and $488,594, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	7,514,805	$65,926,964
Shares issued to shareholders in reinvestment of distributions	1,092,678	9,580,788
Shares redeemed	(14,895,988)	(128,631,458)

Net increase (decrease) in shares outstanding before conversion	(6,288,505)	(53,123,706)
Shares converted into Class A (See Note 1)	411,788	3,619,575
Shares converted from Class A (See Note 1)	(35,269)	(299,342)

Net increase (decrease)	(5,911,986)	$(49,803,473)

Year ended October 31, 2019:
Shares sold	12,997,002	$118,586,137
Shares issued to shareholders in reinvestment of distributions	1,674,392	15,240,679
Shares redeemed	(19,132,832)	(174,238,387)

Net increase (decrease) in shares outstanding before conversion	(4,461,438)	(40,411,571)
Shares converted into Class A (See Note 1)	785,621	7,170,615
Shares converted from Class A (See Note 1)	(174,295)	(1,589,648)

Net increase (decrease)	(3,850,112)	$(34,830,604)

46	MainStay Floating Rate Fund

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	350,736	$3,071,570
Shares issued to shareholders in reinvestment of distributions	84,641	741,391
Shares redeemed	(554,264)	(4,840,508)

Net increase (decrease) in shares outstanding before conversion	(118,887)	(1,027,547)
Shares converted into Investor Class (See Note 1)	88,715	770,502
Shares converted from Investor Class (See Note 1)	(246,579)	(2,173,906)

Net increase (decrease)	(276,751)	$(2,430,951)

Year ended October 31, 2019:
Shares sold	674,574	$6,144,114
Shares issued to shareholders in reinvestment of distributions	116,710	1,062,606
Shares redeemed	(574,125)	(5,224,802)

Net increase (decrease) in shares outstanding before conversion	217,159	1,981,918
Shares converted into Investor Class (See Note 1)	348,438	3,184,634
Shares converted from Investor Class (See Note 1)	(304,289)	(2,769,718)

Net increase (decrease)	261,308	$2,396,834

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	30,627	$271,910
Shares issued to shareholders in reinvestment of distributions	5,817	51,077
Shares redeemed	(151,686)	(1,315,517)

Net increase (decrease) in shares outstanding before conversion	(115,242)	(992,530)
Shares converted from Class B (See Note 1)	(50,958)	(450,253)

Net increase (decrease)	(166,200)	$(1,442,783)

Year ended October 31, 2019:
Shares sold	77,026	$698,613
Shares issued to shareholders in reinvestment of distributions	15,121	137,731
Shares redeemed	(240,602)	(2,194,521)

Net increase (decrease) in shares outstanding before conversion	(148,455)	(1,358,177)
Shares converted from Class B (See Note 1)	(72,673)	(662,832)

Net increase (decrease)	(221,128)	$(2,021,009)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	626,809	$5,580,245
Shares issued to shareholders in reinvestment of distributions	209,233	1,834,843
Shares redeemed	(3,976,492)	(34,517,599)

Net increase (decrease) in shares outstanding before conversion	(3,140,450)	(27,102,511)
Shares converted from Class C (See Note 1)	(149,408)	(1,309,722)

Net increase (decrease)	(3,289,858)	$(28,412,233)

Year ended October 31, 2019:
Shares sold	1,125,120	$10,269,105
Shares issued to shareholders in reinvestment of distributions	452,872	4,123,342
Shares redeemed	(6,777,779)	(61,742,551)

Net increase (decrease) in shares outstanding before conversion	(5,199,787)	(47,350,104)
Shares converted from Class C (See Note 1)	(587,489)	(5,380,449)

Net increase (decrease)	(5,787,276)	$(52,730,553)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	20,292,680	$178,350,288
Shares issued to shareholders in reinvestment of distributions	1,932,498	16,996,203
Shares redeemed	(51,237,430)	(452,297,579)

Net increase in shares outstanding before conversion	(29,012,252)	(256,951,088)
Shares converted into Class I (See Note 1)	4,755	42,279

Net increase (decrease)	(29,007,497)	$(256,908,809)

Year ended October 31, 2019:
Shares sold	27,498,631	$250,316,560
Shares issued to shareholders in reinvestment of distributions	3,827,830	34,843,484
Shares redeemed	(58,227,942)	(530,288,431)

Net increase (decrease) in shares outstanding before conversion	(26,901,481)	(245,128,387)
Shares converted into Class I (See Note 1)	5,210	47,398
Shares converted from Class I (See Note 1)	(6,647,777)	(61,026,595)

Net increase (decrease)	(33,544,048)	$(306,107,584)

Class R3	Shares	Amount

Year ended October 31, 2020:
Shares sold	14,015	$122,516
Shares issued to shareholders in reinvestment of distributions	1,290	11,295
Shares redeemed	(4,393)	(39,356)

Net increase (decrease)	10,912	$94,455

Year ended October 31, 2019:
Shares sold	31,182	$283,231
Shares issued to shareholders in reinvestment of distributions	1,414	12,883
Shares redeemed	(25,151)	(229,773)

Net increase (decrease)	7,445	$66,341

47

Notes to Financial Statements (continued)

Class R6	Shares	Amount

Year ended October 31, 2020:
Shares sold	18,428,506	$168,381,908
Shares issued to shareholders in reinvestment of distributions	547,422	4,747,356
Shares redeemed	(13,208,597)	(113,159,127)

Net increase (decrease) in shares outstanding before conversion	5,767,331	59,970,137
Shares converted from Class R6 (See Note 1)	(22,832)	(199,133)

Net increase (decrease)	5,744,499	$59,771,004

Period ended October 31, 2019 (a):
Shares sold	2,428,084	$22,243,423
Shares issued to shareholders in reinvestment of distributions	268,318	2,449,067
Shares redeemed	(1,471,630)	(13,429,272)

Net increase (decrease) in shares outstanding before conversion	1,224,772	11,263,218
Shares converted into Class R6 (See Note 1)	6,647,777	61,026,595

Net increase (decrease)	7,872,549	$72,289,813

SIMPLE Class	Shares	Amount

Period ended October 31, 2020 (b):
Shares sold	2,831	$25,000
Shares issued to shareholders in reinvestment of distributions	13	114

Net increase (decrease)	2,844	$25,114

(a)	The inception date of the class was February 28, 2019.

(b)	The inception date of the class was August 31, 2020.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

Note 13–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

48	MainStay Floating Rate Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Floating Rate Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with custodians, the transfer agent, agents, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

49

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2020, the Fund designated approximately $152,830 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

50	MainStay Floating Rate Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

51

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

52	MainStay Floating Rate Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

53

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

54	MainStay Floating Rate Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1717041 MS203-20	MSFR11-12/20 (NYLIM) NL225

MainStay MacKay California Tax Free Opportunities Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2013	–2.16 2.46%	3.27 4.23%	3.58 4.20%	0.81 0.81%
Investor Class Shares[3]	Maximum 4% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2013	–2.08 2.53	3.26 4.22	3.53 4.15	0.83 0.83
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2/28/2013	1.18 2.18	3.96 3.96	3.88 3.88	1.08 1.08
Class C2 Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	8/31/2020	–1.39 –0.40	N/A N/A	N/A N/A	1.23 1.23
Class I Shares	No Sales Charge		2/28/2013	2.81	4.51	4.48	0.56
Class R6 Shares	No Sales Charge		11/1/2019	2.83	N/A	N/A	0.54

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 4.5%, which is reflected in the average annual total return figures shown.

5

Benchmark Performance	One Year	Five Years	Since Inception

Bloomberg Barclays California Municipal Bond Index[4]	3.65%	3.67%	3.62%
Morningstar Muni California Long Category Average[5]	2.31	3.63	3.49

4.

The Bloomberg Barclays California Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays California Municipal Bond Index is a market-value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Muni California Long Category Average is representative of funds that invest at least 80% of assets in California municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay California Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,062.80	$3.89	$1,021.37	$3.81	0.75%

Investor Class Shares	$1,000.00	$1,063.70	$3.99	$1,021.27	$3.91	0.77%

Class C Shares	$1,000.00	$1,062.30	$5.29	$1,020.01	$5.18	1.02%

Class C2 Shares[3,4]	$1,000.00	$996.00	$1.93	$1,006.40	$1.94	1.16%

Class I Shares	$1,000.00	$1,065.10	$2.60	$1,022.62	$2.54	0.50%

Class R6 Shares	$1,000.00	$1,065.20	$2.49	$1,022.72	$2.44	0.48%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period) and 61 days for Class C2 share (to reflect the since-inception period. The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was August 31, 2020.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2020. Had these shares been offered for the full six-month period ended October 31, 2020, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been 5.89 for Class C2 shares and the ending account value would have been $1,019.30 for Class C2 shares.

7

Industry Composition as of October 31, 2020 (Unaudited)

School District	28.7%

General	17.3

General Obligation	11.0

Water	7.2

Airport	7.1

Medical	4.8

Higher Education	3.4

Power	3.0

Education	2.9

Transportation	2.9

Housing	2.8%

Tobacco Settlement	1.8

Development	1.4

Utilities	1.4

Pollution	0.9

Multi-Family Housing	0.8

Nursing Homes	0.3

Mello-Roos	0.2

Other Assets, Less Liabilities	2.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of October 31, 2020 (excluding short-term investment) (Unaudited)

1.	San Francisco City & County International Airports Commission, Revenue Bonds, 5.00%, due 5/1/27–5/1/45

2.	State of California, Unlimited General Obligation, 3.00%–4.00%, due 9/1/34–3/1/46

3.	City of Los Angeles, Department of Airports, Revenue Bonds, 5.00%–5.25%, due 5/15/25–5/15/48

4.	Sacramento Municipal Utility District, Revenue Bonds, 4.00%–5.00%, due 8/15/37–8/15/45

5.	Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds, 5.00%, due 9/1/26–9/1/28
6.	Norman Y Mineta San Jose International Airport SJC, Revenue Bonds, 4.00%–5.25%, due 3/1/22–3/1/47

7.	Los Angeles Unified School District, Unlimited General Obligation, 3.00%–5.00%, due 7/1/25–7/1/38

8.	Guam Government, Waterworks Authority, Revenue Bonds, 5.00%–5.50%, due 7/1/33–1/1/50

9.	Invesco California Value Municipal Income Trust, 1.149%, due 12/1/22

10.	Puerto Rico Sales Tax Financing Corp., Revenue Bonds, 4.50%–5.00%, due 7/1/34–7/1/58

8	MainStay MacKay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay California Tax Free Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay MacKay California Tax Free Opportunities Fund returned 2.81%, underperforming the 3.65% return of the Fund’s primary benchmark, the Bloomberg Barclays California Municipal Bond Index. Over the same period, Class I shares outperformed the 2.31% return of the Morningstar Muni California Long Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the below-investment-grade, tax-exempt segment of the municipal bond market underperformed the investment-grade, tax-exempt segment of the municipal bond market, and the municipal market as a whole underperformed the taxable bond market. Short-end maturities outperformed long-end maturities. Among ratings categories, higher-rated bonds outperformed their lower-rated counterparts.

The Fund underperformed the Bloomberg Barclays California Municipal Bond Index largely due to security selection and yield curve2 positioning. With regard to security selection, the most significant detractors from the Fund’s relative performance were holdings in the education sector. Holdings in the local general obligation sector were the largest detractors with regard to yield curve effect. Conversely, the Fund’s allocation to U.S. territories (which are not included in the benchmark) bolstered relative returns.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

The rapid spread of the COVID-19 pandemic in March 2020 resulted in a significant risk-off response in the global financial markets. The municipal bond market’s response to the crisis reflected the significant disruption to our economy, the financial markets and, of course, our personal lives. During the early months of the pandemic, municipal volatility surged and credit spreads3 widened. The extreme volatility in the municipal market was primarily due to a liquidity squeeze exacerbated by a sharp repricing of credit risk. Market technical conditions were upended as investors in municipal bond mutual funds and exchange-traded funds sought to exit a market that offered little liquidity, resulting in severe price declines. During this time, yields of variable-rate demand notes spiked to over 9% and the new-issue market was shut down. Credit spreads widened as market participants attempted to discount the impact of an abrupt shutdown of the U.S. economy. Notably, some high-yield municipal bonds experienced price swings exceeding 10 points in a day. (A point represents one percent of a bond’s face value.) In our view, leveraged open-end mutual funds that were ill-prepared to meet shareholder redemptions contributed to municipal market volatility as they resorted to forced sales. (Contributions take weightings and total returns into account.)

The pandemic produced a significant credit shift in the municipal market. With mandatory stay-at-home requirements and the closing of large segments of the economy, including travel, leisure and retail, the economic conditions of state and local governments and related entities weakened. Fortunately, the municipal market’s credit condition at the start of 2020 was at an all-time high as state governments had accumulated large reserves due to record tax revenues in the wake of the Great Recession of 2007-2009. Nevertheless, as of the end of the reporting period, we believe that several municipal “front-line” sectors—including infrastructure, hospitals, state and local governments, and higher education—are likely to be the sectors most immediately impacted by the pandemic-related economic slowdown. We expect the magnitude of the impact to be a function of the duration and the severity of the crisis, as well as the specific geographic location of the credits.

Since the end of 2019, our municipal bond management team has increased the Fund’s overall credit quality, and added additional liquidity and cash reserves to offset short-term financial losses. As always, the team continues to assess the ability of each municipal issuer to manage through these times. We continue to believe there will be limited defaults in the municipal market, reflective of historical market trends.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund used U.S. Treasury futures in an attempt to maintain a neutral duration relative to the Bloomberg Barclays California Municipal Bond Index. This hedge detracted from performance.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

9

What was the Fund’s duration4 strategy during the reporting period?

The Fund’s duration was targeted to remain in a neutral range relative to the municipal bonds in which the Fund can invest, as outlined in the Fund’s prospectus. In addition to investment-grade California municipal bonds, the Fund may also invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in municipal securities rated below investment grade. As of October 31, 2020, the Fund’s modified duration to worst5 was 6.26 years, while the benchmark’s modified duration to worst was 5.07 years. The longer duration of the Fund during this time of dislocation was mostly driven by below-investment- grade holdings trading at a discount, as well as lower coupon holdings that were also trading below par.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, bonds in the local general obligation, special tax and transportation sectors made positive contributions to the Fund’s performance relative to the Bloomberg Barclays California Municipal Bond Index. Conversely, hospital-backed bonds detracted from relative returns. In addition, off benchmark U.S. territories added to relative performance. From a credit perspective, bonds rated B-, A+ and AA+ enhanced relative results while bonds rated AA and AA- detracted.6 Among maturities, 15- to 30-year maturities contributed positively to relative performance, while 15-and-shorter-year maturities undermined relative returns.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund remained focused on diversification and liquidity, so no individual transaction was considered significant during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

Although there were no material changes in the Fund’s sector weightings during the reporting period, the Fund increased its sector exposure to local general obligation, leasing and state general obligation bonds, while decreasing sector exposure to special tax, hospital and transportation bonds. From a credit-rating perspective, the Fund increased its exposure to bonds rated AA and AAA, while decreasing its exposure to securities rated BBB, A, and B.7

How was the Fund positioned at the end of the reporting period?

Compared to the Bloomberg Barclays California Municipal Bond Index, as of October 31, 2020 the Fund held overweight exposure to the local general obligation and special tax sectors, and underweight exposure to the state general obligation and prerefunded/ETM (escrowed to maturity) sectors. In addition, the Fund held overweight exposure to U.S. territories that are not held in the benchmark, and overweight exposure to credits rated BB.8 As of the same date, the Fund held relatively underweight exposure to securities rated AA.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

6.

An obligation rated ‘AA’ by Standard & Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. Ratings from ‘AA’ to ‘CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

7.

An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

8.

An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay California Tax Free Opportunities Fund

Portfolio of Investments October 31, 2020

	Principal Amount	Value
Municipal Bonds 97.9%† Long-Term Municipal Bonds 97.8%
Airport 7.1%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (a)	$1,000,000	$1,096,530
California Municipal Finance Authority, LAX Integrated Express Solutions Project, Revenue Bonds (a)
Insured: AGM 3.25%, due 12/31/32	1,000,000	1,048,830
5.00%, due 6/30/31	3,100,000	3,690,302
City of Los Angeles, Department of Airports, Revenue Bonds
Series B 5.00%, due 5/15/25 (a)	710,000	840,448
Series D 5.00%, due 5/15/26 (a)	1,000,000	1,213,110
Series A 5.00%, due 5/15/29 (a)	3,125,000	3,978,719
Series A 5.00%, due 5/15/31 (a)	2,815,000	3,374,453
5.00%, due 5/15/37 (a)	875,000	1,064,954
Subseries E 5.00%, due 5/15/37	1,250,000	1,532,612
Series A 5.00%, due 5/15/40	6,175,000	7,680,650
Series A 5.25%, due 5/15/48 (a)	1,375,000	1,628,770
Norman Y Mineta San Jose International Airport SJC, Revenue Bonds (a)
Series A, Insured: BAM 4.00%, due 3/1/42	4,755,000	5,166,212
Series A 5.00%, due 3/1/41	2,500,000	2,884,700
Series A 5.00%, due 3/1/47	4,390,000	5,018,824
Series A-1 5.25%, due 3/1/22	3,200,000	3,242,624
Palm Springs Airport Passenger Facilities, Palm Springs International Airport, Revenue Bonds (a)
Insured: BAM 5.00%, due 6/1/30	640,000	742,080
Insured: BAM 5.00%, due 6/1/31	1,130,000	1,308,597
Sacramento County, California Airport System, Revenue Bonds Series C 5.00%, due 7/1/38 (a)	3,000,000	3,537,090

	Principal Amount	Value
Airport (continued)
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds Series E 5.00%, due 5/1/50 (a)	$4,100,000	$4,821,559
San Francisco City & County International Airports Commission, Revenue Bonds
Series H 5.00%, due 5/1/27 (a)	7,000,000	8,621,200
Series D 5.00%, due 5/1/30	2,595,000	3,321,055
Series D 5.00%, due 5/1/31	2,200,000	2,793,406
Series D 5.00%, due 5/1/38	4,600,000	5,657,908
Series E 5.00%, due 5/1/45 (a)	3,460,000	4,091,139

		78,355,772

Development 1.4%
California Health Facilities Financing Authority, Los Angeles Biomedical Research Institute, Revenue Bonds
5.00%, due 9/1/30	1,300,000	1,554,345
5.00%, due 9/1/31	1,365,000	1,623,340
5.00%, due 9/1/32	1,435,000	1,696,615
5.00%, due 9/1/34	1,590,000	1,866,596
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds Series B 4.00%, due 7/15/29 (a)	3,000,000	2,986,770
California Statewide Communities Development Authority, Revenue Bonds Insured: AGM 5.00%, due 11/15/49	1,000,000	1,182,540
California Statewide Communities Development Authority, Southern California Edison Co., Revenue Bonds 2.625%, due 11/1/33 (b)	1,655,000	1,731,759
City of Irvine, Special Assessment 5.00%, due 9/2/44	1,800,000	2,228,202

		14,870,167

Education 2.9%
California Enterprise Development Authority, Thacher School Project, Revenue Bonds 4.00%, due 9/1/44	3,450,000	3,954,183

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
California Infrastructure & Economic Development Bank, Equitable School Revolving Fund, Revenue Bonds
Series B 5.00%, due 11/1/39	$300,000	$364,701
Series B 5.00%, due 11/1/44	350,000	419,832
Series B 5.00%, due 11/1/49	500,000	596,715
California Infrastructure & Economic Development Bank, Revenue Bonds
Series B 4.00%, due 11/1/45	850,000	963,041
Series B 4.00%, due 11/1/55	915,000	1,025,614
California Infrastructure & Economic Development Bank, Wonderful Foundations Charter School, Revenue Bonds 5.00%, due 1/1/55 (c)	2,645,000	2,726,625
California Municipal Finance Authority, Creative Center Los Altos Project, Pinewood & Oakwood Schools, Revenue Bonds (c)
Series B 4.00%, due 11/1/36	400,000	388,932
Series B 4.50%, due 11/1/46	1,600,000	1,580,656
California Municipal Finance Authority, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/46 (c)	795,000	836,936
California Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	500,000	509,800
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Insured: AGM (zero coupon), due 8/1/49	7,905,000	2,421,539
California School Finance Authority, Aspire Public Schools, Revenue Bonds (c)
5.00%, due 8/1/27	500,000	580,055
5.00%, due 8/1/28	700,000	806,883
5.00%, due 8/1/36	600,000	671,874
5.00%, due 8/1/41	750,000	831,338
5.00%, due 8/1/46	975,000	1,073,397

	Principal Amount	Value
Education (continued)
California School Finance Authority, Charter School Classical Academies Project, Revenue Bonds
Series A 5.00%, due 10/1/37 (c)	$1,485,000	$1,660,260
California School Finance Authority, Grimmway Schools Obligation, Revenue Bonds Series A 5.00%, due 7/1/46 (c)	750,000	791,115
California School Finance Authority, High Tech High Learning Project, Revenue Bonds (c)
Series A 5.00%, due 7/1/37	500,000	551,380
Series A 5.00%, due 7/1/49	500,000	541,105
California School Finance Authority, KIPP LA Projects, Revenue Bonds Series A 5.00%, due 7/1/34	600,000	658,992
California State Municipal Finance Authority, Charter School, King Chavez Academy, Revenue Bonds (c)
Series A 5.00%, due 5/1/36	1,275,000	1,358,691
Series A 5.00%, due 5/1/46	1,325,000	1,392,442
California State Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/36 (c)	1,300,000	1,391,026
Del Mar Union School District, Special Tax Insured: BAM 4.00%, due 9/1/44	1,450,000	1,661,903
Irvine Unified School District, Community Facilities District No. 9, Special Tax
Series A 5.00%, due 9/1/33	410,000	515,583
Series A 5.00%, due 9/1/34	225,000	281,948
Series A 5.00%, due 9/1/36	550,000	680,746
Oxnard California School District, COPS, Property Acquisition and Improvement Project, Certificate of Participation Insured: BAM 2.00%, due 8/1/45 (b)(d)	1,000,000	1,091,160

		32,328,472

12	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General 17.3%
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds
Series A, Insured: AGM 5.00%, due 9/1/26	$8,000,000	$9,777,600
Series A, Insured: AGM 5.00%, due 9/1/27	5,000,000	6,230,450
Series A, Insured: AGM 5.00%, due 9/1/28	2,250,000	2,838,802
Anaheim Public Financing Authority, Revenue Bonds
Series A 5.00%, due 5/1/33	1,000,000	1,100,210
Series A, Insured: BAM 5.00%, due 9/1/35	4,500,000	5,323,635
Burlingame California Financing Authority, Revenue Bonds 5.00%, due 7/1/47	1,515,000	1,857,223
California Housing Finance, Revenue Bonds Series N 4.00%, due 4/1/45	4,000,000	4,669,840
California Infrastructure & Economic Development Bank, Green Bond, Revenue Bonds
5.00%, due 8/1/37	1,050,000	1,321,152
5.00%, due 8/1/38	1,200,000	1,504,044
California Infrastructure & Economic Development Bank, The Salvation Army Western Territory, Revenue Bonds
4.00%, due 9/1/33	1,225,000	1,355,732
4.00%, due 9/1/34	1,000,000	1,101,640
California Municipal Finance Authority, Orange County Civic Center Infrastructure Program, Revenue Bonds 5.00%, due 6/1/37	2,085,000	2,560,922
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds Series A 6.375%, due 11/1/43	500,000	543,645
Cathedral City Redevelopment Agency Successor Agency, Merged Redevelopment Project Area, Tax Allocation
Series A, Insured: AGM 5.00%, due 8/1/26	1,000,000	1,158,880

	Principal Amount	Value
General (continued)
Cathedral City Redevelopment Agency Successor Agency, Merged Redevelopment Project Area, Tax Allocation (continued)
Series A, Insured: AGM 5.00%, due 8/1/34	$1,000,000	$1,127,240
City of Irvine, Community Facilities District, Special Tax 5.00%, due 9/1/49	1,385,000	1,528,652
City of Newark CA, Civic Center Financing Project, Certificates of Participation
3.00%, due 6/1/39	3,550,000	3,699,348
3.00%, due 6/1/40	3,560,000	3,698,448
3.00%, due 6/1/41	650,000	672,952
City of Santa Ana CA, Gas Tax, Revenue Bonds 4.00%, due 1/1/38	1,360,000	1,591,350
Coronado Community Development Successor Agency, Tax Allocation Series A 5.00%, due 9/1/33	525,000	612,187
County of Los Angeles CA, Vermont Corridor County Administration Building, Revenue Bonds Series A 5.00%, due 12/1/38	1,910,000	2,359,079
Del Mar California Race Track Authority, Revenue Bonds 5.00%, due 10/1/30	1,000,000	994,550
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds 7.50%, due 8/20/40	1,305,459	900,767
Greenfield Redevelopment Agency, Tax Allocation Insured: BAM 4.00%, due 2/1/26	285,000	333,852
Guam Government, Business Privilege Tax, Revenue Bonds Series D 5.00%, due 11/15/27	1,000,000	1,125,860
Invesco California Value Municipal Income Trust 1.149%, due 12/1/22 (b)(c)	15,000,000	15,000,000
Livermore Valley Water Financing Authority, Revenue Bonds Series A 5.00%, due 7/1/47	3,945,000	4,698,613
Lodi CA, Public Financing Authority, Revenue Bonds
Insured: AGM 5.00%, due 9/1/31	1,330,000	1,696,295
Insured: AGM 5.00%, due 9/1/32	1,650,000	2,084,989

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General (continued)
Los Angeles County Metropolitan Transportation Authority, Revenue Bonds
Series A 4.00%, due 6/1/36	$5,000,000	$6,012,900
Series A 4.00%, due 6/1/37	3,750,000	4,491,712
Madera Redevelopment Agency, Tax Allocation Series A 5.00%, due 9/1/37	1,180,000	1,431,564
Mesa Water District, Certificates of Participation 4.00%, due 3/15/45	1,450,000	1,707,447
Montclair Financing Authority, Public Facilities Project, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	1,000,000	1,163,250
Mountain House Public Financing Authority, Green Bond, Revenue Bonds Series B, Insured: BAM 4.00%, due 12/1/40	1,380,000	1,561,498
Mountain View, Shoreline Regional Park Community, Tax Allocation Series A, Insured: AGM 5.00%, due 8/1/36	1,645,000	2,059,211
Orange California Public Facilities Financing Authority, Revenue Bonds Series A 4.00%, due 11/1/50	2,000,000	2,233,460
Orange County Local Transportation Authority, Revenue Bonds 4.00%, due 2/15/38	10,000,000	11,745,400
Pico Rivera Public Financing Authority, Revenue Bonds Insured: NATL-RE 5.25%, due 9/1/34	1,560,000	1,932,606
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	1,100,000	1,100,407
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1 4.50%, due 7/1/34	1,500,000	1,570,500
Series A-1 5.00%, due 7/1/58	12,000,000	12,784,200

	Principal Amount	Value
General (continued)
Riverside County Public Financing Authority, Project Area No. 1 Desert Communities & Interstate 215 Corridor Project, Tax Allocation Series A, Insured: BAM 4.00%, due 10/1/32	$1,050,000	$1,164,072
Riverside County Public Financing Authority, Tax Allocation Series A, Insured: BAM 4.00%, due 10/1/40	1,000,000	1,104,210
Riverside County Transportation Commission, Sales Tax, Revenue Bonds Series B 4.00%, due 6/1/36	5,000,000	5,793,000
Sacramento Transient Occupancy Tax Revenue, Convention Center Complex, Revenue Bonds Series C 5.00%, due 6/1/48	4,860,000	5,398,488
San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds Series C, Insured: NATL-RE 5.50%, due 6/1/37	1,150,000	1,174,633
San Diego County Regional Transportation Commission, Revenue Bonds
Series A 5.00%, due 4/1/38	1,000,000	1,314,920
Series A 5.00%, due 4/1/39	1,000,000	1,310,610
Series A 5.00%, due 4/1/40	675,000	881,159
Series A 5.00%, due 4/1/44	2,800,000	3,610,264
San Francisco Bay Area Rapid Transit District, Revenue Bonds Series A 4.00%, due 7/1/36	1,850,000	2,145,463
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment Project, Tax Allocation Series C 5.00%, due 8/1/36	1,250,000	1,470,438
San Joaquin County Transportation Authority, Sales Tax Revenue, Revenue Bonds Series K 5.00%, due 3/1/37	1,705,000	2,078,071

14	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General (continued)
San Mateo County Joint Powers Financing Authority, Capital Projects, Revenue Bonds Series A 5.00%, due 7/15/43	$3,000,000	$3,675,270
South Orange County Public Financing Authority, Special Tax Series A 5.00%, due 8/15/32	775,000	813,146
Stockton Public Financing Authority, Water Revenue, Revenue Bonds
Series A, Insured: BAM 4.00%, due 10/1/37	2,500,000	2,826,475
Series A, Insured: BAM 5.00%, due 10/1/32	1,275,000	1,592,093
Series A, Insured: BAM 5.00%, due 10/1/34	1,500,000	1,852,680
Territory of Guam, Business Privilege Tax, Revenue Bonds Series B1 5.00%, due 1/1/27	1,500,000	1,550,730
Territory of Guam, Hotel Occupancy Tax, Revenue Bonds Series A 6.50%, due 11/1/40	1,740,000	1,760,306
Territory of Guam, Revenue Bonds Series A 5.125%, due 1/1/42	2,890,000	2,970,284
Transbay Joint Powers Authority, Green Bond, Tax Allocation
5.00%, due 10/1/45	1,000,000	1,225,750
5.00%, due 10/1/49	1,200,000	1,464,528
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 5.00%, due 10/1/25	620,000	617,700
Subseries A 6.00%, due 10/1/39	780,000	745,976
Series A 6.625%, due 10/1/29	280,000	281,140
Series A 6.75%, due 10/1/37	2,450,000	2,459,163
Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	1,205,000	1,288,507
West Hollywood Public Financing Authority, Revenue Bonds Series A 3.00%, due 4/1/42	3,300,000	3,435,861

		189,267,049

	Principal Amount	Value
General Obligation 11.0%
California State, Unlimited General Obligation
5.00%, due 11/1/27	$2,380,000	$3,077,435
5.00%, due 4/1/28	2,930,000	3,816,120
5.00%, due 8/1/37	2,900,000	3,642,951
City & County of San Francisco CA, Unlimited General Obligation Series R1 4.00%, due 6/15/32	1,000,000	1,206,500
City of Foster City CA, Levee Protection Planning & Improvements Project, Unlimited General Obligation 3.00%, due 8/1/45	2,500,000	2,640,575
Coast Community College District, Election 2012, Unlimited General Obligation Series D 4.50%, due 8/1/39	500,000	598,355
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: AMBAC 4.50%, due 7/1/23	330,000	330,406
Series A, Insured: AGC 5.00%, due 7/1/23	270,000	275,481
Series A-4, Insured: AGM 5.00%, due 7/1/31	410,000	411,443
Series A, Insured: AGM 5.00%, due 7/1/35	2,175,000	2,278,530
Series C, Insured: AGM 5.25%, due 7/1/26	445,000	454,972
Series A-4, Insured: AGM 5.25%, due 7/1/30	175,000	175,763
Series A, Insured: AGM 5.50%, due 7/1/27	620,000	634,564
Glendale Community College District, Unlimited General Obligation Series B 3.00%, due 8/1/47	6,500,000	6,810,570
Hartnell Community College District, Unlimited General Obligation
Series A (zero coupon), due 8/1/37	2,500,000	1,386,525
Series B 3.00%, due 8/1/38	375,000	403,774
Series B 3.00%, due 8/1/40	525,000	561,309
Series B 3.00%, due 8/1/45	3,500,000	3,698,030

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Kern Community College District, Safety Repair & Improvement, Unlimited General Obligation Series C 5.75%, due 11/1/34	$650,000	$754,676
Kern Community College District, Unlimited General Obligation (zero coupon), due 8/1/23	2,000,000	1,947,780
Long Beach Community College District, Unlimited General Obligation Series C 4.00%, due 8/1/49	3,000,000	3,444,660
Los Angeles Community College District, Unlimited General Obligation
Series I 4.00%, due 8/1/33	2,865,000	3,325,864
Series I 4.00%, due 8/1/34	4,000,000	4,633,640
Los Rios Community College District, Unlimited General Obligation
Series D 4.00%, due 8/1/35	250,000	291,643
Series D 4.00%, due 8/1/39	1,000,000	1,151,470
Mount San Jacinto Community College District, Election 2014, Unlimited General Obligation Series B 4.00%, due 8/1/38	1,985,000	2,326,202
North Orange County Community College District, Unlimited General Obligation
Series B 4.00%, due 8/1/32	450,000	558,482
Series B 4.00%, due 8/1/33	300,000	368,073
Palo Verde Community College District, Election 2014, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 8/1/45	500,000	553,970
Palomar Community College District, Election 2006, Unlimited General Obligation Series B (zero coupon), due 8/1/39 (d)	2,000,000	2,506,320
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 5.25%, due 8/1/21	300,000	306,258

	Principal Amount	Value
General Obligation (continued)
San Bernardino Community College District, Election 2018, Unlimited General Obligation Series A 4.00%, due 8/1/49	$5,675,000	$6,422,114
San Diego Community College District, Unlimited General Obligation 4.00%, due 8/1/36	6,000,000	6,880,080
San Francisco Bay Area Rapid Transit District, Election 2016, Green Bonds, Unlimited General Obligation Series B-1 4.00%, due 8/1/37	9,695,000	11,608,017
San Francisco Bay Area Rapid Transit District, Green Bonds, Unlimited General Obligation
3.00%, due 8/1/37	1,505,000	1,661,339
3.00%, due 8/1/38	2,590,000	2,834,159
San Jose Evergreen Community College District, Election of 2016, Unlimited General Obligation
Series B 3.00%, due 9/1/38	1,500,000	1,624,935
Series B 3.00%, due 9/1/39	2,250,000	2,425,230
Series B 3.00%, due 9/1/40	2,500,000	2,687,125
Santa Monica Community College District, Election 2016, Unlimited General Obligation Series A 4.00%, due 8/1/47	1,250,000	1,435,187
Southwestern Community College District, Unlimited General Obligation Series A 4.00%, due 8/1/47	2,000,000	2,267,220
State of California, Unlimited General Obligation
3.00%, due 11/1/34	3,750,000	4,181,437
4.00%, due 9/1/34	3,500,000	4,021,185
4.00%, due 3/1/36	5,000,000	5,978,500
4.00%, due 3/1/40	3,500,000	4,137,455
4.00%, due 3/1/46	3,000,000	3,485,310
Tahoe Forest, California Hospital District, Unlimited General Obligation 5.00%, due 8/1/29	1,815,000	2,184,117
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32	1,250,000	1,165,763

16	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Virgin Islands Public Finance Authority, Revenue Bonds Series A 5.00%, due 10/1/29	$1,500,000	$1,421,445

		120,992,959

Higher Education 3.4%
California Educational Facilities Authority, Claremont McKenna College, Revenue Bonds Series A 4.00%, due 1/1/39	1,800,000	1,995,624
California Educational Facilities Authority, Loma Linda University, Revenue Bonds
Series A 5.00%, due 4/1/23	570,000	619,601
Series A 5.00%, due 4/1/24	280,000	313,611
California Educational Facilities Authority, Loyola Marymount University, Revenue Bonds
Series B 5.00%, due 10/1/31	525,000	665,327
Series B 5.00%, due 10/1/35	640,000	796,672
California Educational Facilities Authority, Mount St. Mary’s University, Revenue Bonds Series A 5.00%, due 10/1/38	620,000	762,315
California Municipal Finance Authority, California Lutheran University, Revenue Bonds
5.00%, due 10/1/31	235,000	276,811
5.00%, due 10/1/33	225,000	262,280
5.00%, due 10/1/35	225,000	260,388
5.00%, due 10/1/36	285,000	328,825
5.00%, due 10/1/37	310,000	355,418
California Municipal Finance Authority, Pomona College, Revenue Bonds 4.00%, due 1/1/43	10,000,000	11,498,000
California Municipal Finance Authority, Revenue Bonds Series B 5.00%, due 10/1/54 (c)	1,380,000	1,504,932
California State Municipal Finance Authority, California Baptist University, Revenue Bonds Series A 5.00%, due 11/1/46 (c)	1,000,000	1,043,620

	Principal Amount	Value
Higher Education (continued)
California State Municipal Finance Authority, National University, Revenue Bonds Series A 5.00%, due 4/1/31	$1,000,000	$1,276,890
California State Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds 5.00%, due 12/1/38	845,000	958,805
California State University, Systemwide, Revenue Bonds Series A 4.00%, due 11/1/37	2,375,000	2,674,131
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds 5.875%, due 11/1/43	1,000,000	1,054,150
Rio Hondo Community College District, Election 2004, Unlimited General Obligation Series C (zero coupon), due 8/1/42 (d)	2,000,000	2,626,360
University of California, Revenue Bonds Series BE 4.00%, due 5/15/47	6,500,000	7,599,865

		36,873,625

Housing 2.8%
California Community College Financing Authority, Orange Coast College Project, Revenue Bonds 5.00%, due 5/1/29	800,000	859,936
California Municipal Finance Authority, CHF Davis I LLC, Revenue Bonds Insured: BAM 5.00%, due 5/15/29	5,000,000	6,201,350
California Municipal Finance Authority, Claremont Colleges Project, Revenue Bonds Series A-P3 5.00%, due 7/1/40 (c)	1,000,000	1,093,980
California Municipal Finance Authority, Mobile Home Park Senior Caritas Projects, Revenue Bonds
Series A 4.00%, due 8/15/42	1,540,000	1,655,377
Series A 5.00%, due 8/15/29	805,000	969,920
Series A 5.00%, due 8/15/31	140,000	166,515

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Housing (continued)
California Municipal Finance Authority, Windsor Mobile Country Club, Revenue Bonds Series A 4.00%, due 11/15/37	$1,320,000	$1,421,508
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (c)
Series A 3.00%, due 6/1/29	750,000	714,893
Series A 5.00%, due 6/1/34	375,000	398,351
Series A 5.00%, due 6/1/51	1,750,000	1,799,770
California Statewide Communities Development Authority, Provident Group, Pomona Properties, Revenue Bonds Series A 5.75%, due 1/15/45 (c)	400,000	405,644
California Statewide Communities Development Authority, Student Housing, Revenue Bonds 5.00%, due 5/15/40	1,025,000	1,122,221
California Statewide Communities Development Authority, University of California, Irvine Campus Apartments, Revenue Bonds Series A 5.00%, due 5/15/47	3,500,000	3,849,230
Hastings Campus Housing Finance Authority, Revenue Bonds
Series A 5.00%, due 7/1/45	5,000,000	5,221,550
Series A 5.00%, due 7/1/61	5,000,000	5,126,800

		31,007,045

Medical 4.8%
California Health Facilities Financing Authority, Children’s Hospital of Orange County, Revenue Bonds
Series A 4.00%, due 11/1/36	310,000	362,691
Series A 4.00%, due 11/1/37	500,000	582,105
Series A 4.00%, due 11/1/38	250,000	287,885

	Principal Amount	Value
Medical (continued)
California Health Facilities Financing Authority, Children’s Hospital, Revenue Bonds Series A 5.00%, due 8/15/47	$1,000,000	$1,142,890
California Health Facilities Financing Authority, City of Hope Obligated Group, Revenue Bonds
5.00%, due 11/15/37	1,600,000	1,816,464
5.00%, due 11/15/49	2,500,000	2,917,425
California Health Facilities Financing Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A 4.00%, due 4/1/40	3,000,000	3,362,730
Series A 4.00%, due 4/1/49	7,500,000	8,236,575
California Health Facilities Financing Authority, El Camino Hospital, Revenue Bonds 5.00%, due 2/1/36	1,035,000	1,224,353
California Health Facilities Financing Authority, Stanford Health Care, Revenue Bonds Series A 5.00%, due 11/15/36	3,000,000	3,711,000
California Municipal Finance Authority, Healthright 360, Revenue Bonds Series A 5.00%, due 11/1/39 (c)	1,000,000	1,071,010
California Public Finance Authority, Henry Mayo Newhall Hospital, Revenue Bonds 5.00%, due 10/15/47	1,000,000	1,100,570
California State Educational Facilities Authority, Sutter Health, Revenue Bonds
Series A 5.00%, due 11/15/34	475,000	582,972
Series A 5.00%, due 11/15/37	5,175,000	6,284,106
Series A 5.00%, due 11/15/38	1,600,000	1,937,904
California State Health Facilities Financing Authority, Children’s Hospital, Revenue Bonds Series A 5.00%, due 8/15/42	500,000	575,820
California State Health Facilities Financing Authority, El Camino Hospital, Revenue Bonds 4.125%, due 2/1/47	750,000	818,955

18	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Medical (continued)
California State Health Facilities Financing Authority, Kaiser Permanente, Revenue Bonds Series C 5.00%, due 6/1/41 (b)	$5,000,000	$6,584,000
California State Municipal Finance Authority, Community Medical Centers, Revenue Bonds
Series A 5.00%, due 2/1/27	1,100,000	1,342,242
Series A 5.00%, due 2/1/37	1,000,000	1,158,500
California Statewide Communities Development Authority, Emanate Health, Revenue Bonds
Series A 4.00%, due 4/1/45	1,000,000	1,125,890
Series A 5.00%, due 4/1/34	1,275,000	1,621,443
California Statewide Communities Development Authority, Methodist Hospital of Southern California Project, Revenue Bonds
5.00%, due 1/1/38	1,500,000	1,755,840
5.00%, due 1/1/48	1,000,000	1,143,430
Washington Township Health Care District, Revenue Bonds Series B 4.00%, due 7/1/36	1,380,000	1,470,984

		52,217,784

Mello-Roos 0.2%
City of Rocklin CA, Community Facilities District No. 10, Special Tax 5.00%, due 9/1/39	1,150,000	1,267,105
Rio Elementary School District Community Facilities District No. 1, Special Tax Insured: BAM 5.00%, due 9/1/35	500,000	604,495

		1,871,600

Multi-Family Housing 0.8%
California Community Housing Agency, Revenue Bonds Series A 5.00%, due 2/1/50 (c)	5,250,000	5,856,690
Federal Home Loan Mortgage Corp., Revenue Bonds Series M-057 2.40%, due 10/15/29	3,000,000	3,217,500

		9,074,190

	Principal Amount	Value
Nursing Homes 0.3%
ABAG Finance Authority for Nonprofit Corp., Episcopal Senior Communities, Revenue Bonds Series A 5.00%, due 7/1/42	$500,000	$517,795
California Municipal Finance Authority, Asian Community Center, Revenue Bonds Insured: California Mortgage Insurance 5.00%, due 4/1/48	1,545,000	1,822,714
California Statewide Communities Development Authority, Redwoods Project, Revenue Bonds Insured: California Mortgage Insurance 5.375%, due 11/15/44	535,000	595,642

		2,936,151

Pollution 0.9%
South Bayside Waste Management Authority, Green Bond, Shoreway Environment Center, Revenue Bonds
Series B, Insured: AGM 5.00%, due 9/1/25 (a)	1,515,000	1,839,316
Series B, Insured: AGM 5.00%, due 9/1/27 (a)	1,670,000	2,127,380
Series B, Insured: AGM 5.00%, due 9/1/29 (a)	420,000	553,186
Series B, Insured: AGM 5.00%, due 9/1/30 (a)	715,000	934,355
Series B, Insured: AGM 5.00%, due 9/1/31 (a)	410,000	529,814
Series A, Insured: AGM 5.00%, due 9/1/32	500,000	647,625
Series A, Insured: AGM 5.00%, due 9/1/39	2,530,000	3,187,243

		9,818,919

Power 3.0%
California Riverside Electric, Revenue Bonds Series A 5.00%, due 10/1/31	750,000	981,810
Guam Power Authority, Revenue Bonds
Series A 5.00%, due 10/1/34	1,000,000	1,047,530
Series A 5.00%, due 10/1/40	1,000,000	1,142,960
Los Angeles Department of Water & Power, Revenue Bonds Series C 5.00%, due 7/1/37	2,860,000	3,688,456

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Power (continued)
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGC 4.25%, due 7/1/27	$460,000	$460,248
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	640,000	642,950
Series UU, Insured: AGM 5.00%, due 7/1/24	225,000	229,568
Sacramento Municipal Utility District, Revenue Bonds
4.00%, due 8/15/45	7,500,000	8,846,850
Series G 5.00%, due 8/15/37	8,000,000	10,397,440
Turlock Irrigation District, Revenue Bonds
5.00%, due 1/1/38	600,000	776,520
5.00%, due 1/1/39	500,000	645,015
5.00%, due 1/1/44	3,165,000	4,015,246

		32,874,593

School District 28.7%
Alta Loma School District, Unlimited General Obligation Series B 5.00%, due 8/1/44	3,375,000	4,065,491
Alvord Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/37	825,000	937,019
Banning CA Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 8/1/46	500,000	558,860
Beaumont CA Unified School District, Election 2008, Unlimited General Obligation Series D, Insured: BAM 5.25%, due 8/1/44	1,000,000	1,201,030
Beaumont Unified School District, Unlimited General Obligation Series F 2.50%, due 8/1/46	1,000,000	981,780
Brawley Union High School District, Unlimited General Obligation Insured: BAM 5.00%, due 8/1/44	1,280,000	1,531,597
Cabrillo Unified School District, Election 2018, Unlimited General Obligation Series A 5.00%, due 8/1/45	4,245,000	5,123,630

	Principal Amount	Value
School District (continued)
Campbell Union High School District, Election 2016, Unlimited General Obligation Series B 4.00%, due 8/1/38	$2,500,000	$2,837,075
Central Union High School District, Election 2016, Unlimited General Obligation 5.25%, due 8/1/46	2,000,000	2,424,300
Ceres Unified School District, Unlimited General Obligation Insured: BAM (zero coupon), due 8/1/37	500,000	287,550
Chaffey Joint Union High School District, Unlimited General Obligation Series D 4.00%, due 8/1/49	5,000,000	5,729,500
Chino Valley Unified School District, Limited General Obligation
Series B 3.375%, due 8/1/50	3,050,000	3,319,681
Series B 4.00%, due 8/1/45	1,000,000	1,171,310
Chowchilla Elementary School District, Unlimited General Obligation 5.00%, due 8/1/43	960,000	1,155,158
Compton Unified School District, Unlimited General Obligation Series B, Insured: BAM 3.00%, due 6/1/49	3,125,000	3,236,969
Corona-Norco Unified School District, Unlimited General Obligation Series C 4.00%, due 8/1/49	935,000	1,067,807
Cuyama Joint Unified School District, Unlimited General Obligation Series B, Insured: MAC 5.25%, due 8/1/48	500,000	603,615
Davis Joint Unified School District, Unlimited General Obligation
Insured: BAM 3.00%, due 8/1/38	4,190,000	4,495,912
Insured: BAM 3.00%, due 8/1/41	4,695,000	4,992,945
Denair Unified School District, Election 2007, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/41	4,260,000	2,309,985
Desert Sands Unified School District, Unlimited General Obligation 2.00%, due 8/1/40	1,100,000	1,034,407

20	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
School District (continued)
Dublin Unified School District, Green Bond, Unlimited General Obligation Series C 3.00%, due 8/1/41	$3,000,000	$3,248,490
El Monte Union High School District, Unlimited General Obligation Series A 4.00%, due 6/1/38	1,195,000	1,375,684
El Rancho Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 5.25%, due 8/1/46	2,745,000	3,288,428
El Segundo Unified School District, Unlimited General Obligation
Series B 2.00%, due 8/1/45	1,360,000	1,214,684
Series B 2.00%, due 8/1/46	1,510,000	1,343,356
Series B 2.00%, due 8/1/47	1,675,000	1,481,655
Series B 2.00%, due 8/1/48	1,850,000	1,626,668
Series B 2.125%, due 8/1/50	5,700,000	5,181,357
Enterprise Elementary School District, Unlimited General Obligation Insured: AGM 5.00%, due 8/1/49	4,130,000	4,891,696
Etiwanda School District, Election of 2016, Unlimited General Obligation Series A 4.00%, due 8/1/49	2,000,000	2,292,760
Eureka City Schools, Unlimited General Obligation Insured: BAM 4.00%, due 8/1/49	3,500,000	3,983,665
Folsom Cordova Unified School District, School Facilities Improvement District No. 5, Unlimited General Obligation Series A 5.25%, due 10/1/35	4,710,000	5,676,869
Fontana Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/33	2,825,000	1,595,786
Fresno Unified School District, Election 2010, Unlimited General Obligation Series F 4.00%, due 8/1/32	1,475,000	1,705,292

	Principal Amount	Value
School District (continued)
Holtville Unified School District, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/44	$1,240,000	$1,523,774
Huntington Beach School District, Unlimited General Obligation
Series B 4.00%, due 8/1/44	1,525,000	1,720,535
Series B 4.00%, due 8/1/48	1,500,000	1,685,055
Inglewood Unified School District, Election 2012, Unlimited General Obligation
Series B, Insured: BAM 5.00%, due 8/1/25	250,000	302,538
Series B, Insured: BAM 5.00%, due 8/1/35	800,000	967,064
Inglewood Unified School District, Unlimited General Obligation
Series C, Insured: BAM 5.00%, due 8/1/32	400,000	488,884
Series C, Insured: BAM 5.00%, due 8/1/34	585,000	710,307
Jefferson Union High School District, Unlimited General Obligation Series A 4.00%, due 8/1/45	1,250,000	1,422,213
Jurupa Unified School District, Unlimited General Obligation
Series C 4.00%, due 8/1/43	1,675,000	1,937,925
Series B 5.00%, due 8/1/33	1,555,000	1,936,457
Series B 5.00%, due 8/1/37	1,000,000	1,228,340
Series C 5.25%, due 8/1/43	2,000,000	2,529,740
Kerman CA Unified School District, Election 2016, Unlimited General Obligation Insured: BAM 5.25%, due 8/1/46	1,755,000	2,102,437
Lemoore Union High School District, Election 2016, Unlimited General Obligation Series A 5.50%, due 8/1/42	560,000	695,078
Lennox School District, Election 2016, Unlimited General Obligation Insured: AGM 4.00%, due 8/1/47	3,000,000	3,326,130

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
School District (continued)
Livermore Valley Joint Unified School District, Unlimited General Obligation 3.00%, due 8/1/40	$2,890,000	$3,036,378
Local Public Schools Funding Authority, School Improvement District, Unlimited General Obligation
Series A, Insured: BAM 3.00%, due 8/1/37	1,000,000	1,070,250
Series A, Insured: BAM 3.00%, due 8/1/38	1,250,000	1,331,988
Series A, Insured: BAM 3.00%, due 8/1/40	1,230,000	1,298,782
Lodi Unified School District, Election of 2016, Unlimited General Obligation
Series 2020 3.00%, due 8/1/43	3,475,000	3,617,023
Series 2020 4.00%, due 8/1/38	2,830,000	3,266,782
Series 2020 4.00%, due 8/1/39	1,300,000	1,496,911
Long Beach Unified School District, Election 2016, Unlimited General Obligation
Series A 5.00%, due 8/1/32	3,985,000	4,924,344
Series A 5.00%, due 8/1/33	2,825,000	3,478,422
Long Beach Unified School District, Unlimited General Obligation Series A 4.00%, due 8/1/43	6,500,000	7,314,385
Los Angeles Unified School District, Election of 2005, Unlimited General Obligation Series M-1 5.25%, due 7/1/42	2,990,000	3,701,411
Los Angeles Unified School District, Unlimited General Obligation
Series C 3.00%, due 7/1/38	4,500,000	4,793,085
Series C 4.00%, due 7/1/33	3,125,000	3,753,437
Series C 4.00%, due 7/1/38	4,500,000	5,266,305
Series A 5.00%, due 7/1/25	1,250,000	1,505,862
Lucia Mar Unified School District, Unlimited General Obligation
Series C 3.00%, due 8/1/47	7,000,000	7,402,570

	Principal Amount	Value
School District (continued)
Lucia Mar Unified School District, Unlimited General Obligation (continued)
Series C 4.00%, due 8/1/49	$1,500,000	$1,731,735
Manteca Unified School District, Unlimited General Obligation
Series C 2.25%, due 8/1/42	2,925,000	2,774,889
Series C 4.00%, due 8/1/45	2,000,000	2,291,620
Marysville Joint Unified School District, Unlimited General Obligation
Insured: AGM (zero coupon), due 8/1/35	1,500,000	955,290
Insured: AGM (zero coupon), due 8/1/36	2,000,000	1,212,340
Insured: AGM (zero coupon), due 8/1/37	2,000,000	1,155,720
Moraga Elementary School District, Unlimited General Obligation Series B 3.00%, due 8/1/44	1,335,000	1,404,300
Moreno Valley Unified School District, Unlimited General Obligation Series B, Insured: AGM 5.00%, due 8/1/47	3,250,000	3,961,587
Mountain View-Whisman School District, Unlimited General Obligation
Series A 3.00%, due 9/1/34	505,000	568,302
Series A 3.00%, due 9/1/36	750,000	836,235
Series A 3.00%, due 9/1/40	1,160,000	1,274,585
Napa Valley Unified School District, Unlimited General Obligation Series C, Insured: AGM 4.00%, due 8/1/44	10,000,000	11,150,000
Natomas Unified School District, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 8/1/49	5,000,000	5,551,500
Needles Unified School District, Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/45 (d)	1,250,000	1,265,550
Newport Mesa Unified School District, Capital Appreciation, Election 2005, Unlimited General Obligation Insured: NATL-RE (zero coupon), due 8/1/30	4,000,000	3,470,680

22	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
School District (continued)
Oceanside Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/51	$25,000	$3,880
Oxnard Union High School District, Unlimited General Obligation
Series A 4.00%, due 8/1/38	1,000,000	1,136,590
Series B 4.00%, due 8/1/42	1,500,000	1,734,105
Perris Union High School District, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 9/1/38	3,550,000	4,171,498
Redwood City School District, Election 2015, Unlimited General Obligation 5.25%, due 8/1/44	2,000,000	2,501,860
Redwood City School District, Unlimited General Obligation Series C 4.00%, due 8/1/44	1,800,000	2,092,428
Riverside Unified School District, Election 2016, Unlimited General Obligation Series B 4.00%, due 8/1/42	1,700,000	1,942,403
Robla School District, Election 2018, Unlimited General Obligation
Series A, Insured: AGM 4.00%, due 8/1/35	435,000	501,707
Series A, Insured: AGM 4.00%, due 8/1/36	500,000	574,065
Series A, Insured: AGM 4.00%, due 8/1/37	500,000	572,450
Series A, Insured: AGM 4.00%, due 8/1/40	2,070,000	2,342,474
Series A, Insured: AGM 5.00%, due 8/1/44	1,720,000	2,053,783
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 8/1/34	655,000	777,734
San Bernardino City Unified School District, Unlimited General Obligation Series F, Insured: AGM 3.00%, due 8/1/44	6,335,000	6,613,867
San Diego Unified School District, Election 2012, Unlimited General Obligation Series I 4.00%, due 7/1/34	1,000,000	1,173,130

	Principal Amount	Value
School District (continued)
San Diego Unified School District, Unlimited General Obligation
Series D-2 2.00%, due 7/1/45	$6,750,000	$6,227,415
Series D-2 3.00%, due 7/1/40	7,500,000	8,055,450
San Leandro CA Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 5.25%, due 8/1/42	1,000,000	1,214,680
San Leandro Unified School District, Election 2016, Unlimited General Obligation
Series B, Insured: BAM 5.00%, due 8/1/35	500,000	626,135
Series B, Insured: BAM 5.00%, due 8/1/36	1,955,000	2,439,175
San Lorenzo Valley Unified School District, Unlimited General Obligation
Series A 4.00%, due 8/1/45	1,000,000	1,150,460
Series A 5.00%, due 8/1/50	1,705,000	2,077,883
San Mateo Union High School District, Unlimited General Obligation Series A 2.25%, due 9/1/42	2,000,000	1,951,760
San Rafael CA, Elementary School District, Unlimited General Obligation Series C 4.00%, due 8/1/47	1,720,000	1,949,809
San Ysidro School District, Unlimited General Obligation
Insured: AGM (zero coupon), due 8/1/47	3,000,000	837,930
Series A, Insured: BAM 4.00%, due 8/1/40	975,000	1,109,726
Series A, Insured: BAM 4.00%, due 8/1/45	2,320,000	2,606,822
Sanger Unified School District, Unlimited General Obligation Series B, Insured: BAM 3.00%, due 8/1/45	500,000	523,480
Santa Barbara Unified School District, Election 2010, Unlimited General Obligation
Series A (zero coupon), due 8/1/36 (d)	1,000,000	1,393,150
Series B 5.00%, due 8/1/38	1,000,000	1,130,420

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
School District (continued)
Santa Barbara Unified School District, Election 2016, Unlimited General Obligation Series B 4.00%, due 8/1/42	$2,750,000	$3,185,655
Santa Monica-Malibu Unified School District, School Facilities Improvement District No. 1, Unlimited General Obligation Series A 4.00%, due 8/1/39	1,015,000	1,187,124
Santee CA, School District, Unlimited General Obligation 5.00%, due 8/1/48	2,205,000	2,644,148
Shasta Union High School District, Election 2016, Unlimited General Obligation
4.00%, due 8/1/44	1,135,000	1,291,482
5.25%, due 8/1/43	1,000,000	1,223,070
Simi Valley Unified School District, Unlimited General Obligation
Series B 4.00%, due 8/1/33	175,000	206,626
Series B 4.00%, due 8/1/38	370,000	427,106
Series B 4.00%, due 8/1/39	350,000	403,015
Series B 4.00%, due 8/1/40	1,455,000	1,671,344
Series B 5.00%, due 8/1/42	1,375,000	1,670,845
Series B 5.00%, due 8/1/44	1,200,000	1,452,300
Temecula Valley Unified School District, Election 2012, Unlimited General Obligation Series C 5.25%, due 8/1/44	1,000,000	1,201,380
Turlock Unified School District, School Facilities Improvement District No. 1, Unlimited General Obligation
4.00%, due 8/1/33	480,000	554,318
4.00%, due 8/1/34	515,000	592,250
4.00%, due 8/1/35	545,000	625,126
Vacaville Unified School District, Unlimited General Obligation
Series D 4.00%, due 8/1/30	200,000	247,592
Series C 4.00%, due 8/1/31	490,000	574,167

	Principal Amount	Value
School District (continued)
Vacaville Unified School District, Unlimited General Obligation (continued)
Series C 4.00%, due 8/1/32	$555,000	$646,014
Series C 4.00%, due 8/1/33	625,000	721,769
Series D 4.00%, due 8/1/36	300,000	354,195
Series D 4.00%, due 8/1/37	300,000	352,590
Series D 4.00%, due 8/1/38	500,000	585,945
Series D 4.00%, due 8/1/40	500,000	582,705
Series D 4.00%, due 8/1/45	2,050,000	2,358,443
Series C 5.00%, due 8/1/39	500,000	606,270
Series C 5.00%, due 8/1/40	1,225,000	1,483,855
Series C 5.00%, due 8/1/41	1,350,000	1,632,757
Series C 5.00%, due 8/1/42	1,000,000	1,207,600
Washington Unified School District, Capital Appreciation, Election 2004, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/31	2,400,000	1,981,200
West Contra Costa Unified School District, Unlimited General Obligation
Series E, Insured: AGM 3.00%, due 8/1/35	855,000	927,761
Series E, Insured: AGM 3.00%, due 8/1/36	1,000,000	1,079,980
Series E, Insured: AGM 3.00%, due 8/1/37	750,000	806,760
Series E, Insured: AGM 3.00%, due 8/1/38	675,000	717,336
Series E, Insured: AGM 3.00%, due 8/1/39	700,000	741,300
Series E, Insured: AGM 3.00%, due 8/1/40	650,000	683,105
Series E, Insured: AGM 3.00%, due 8/1/45	4,000,000	4,136,440
Series D 4.00%, due 8/1/38	1,500,000	1,709,775
Series E 4.00%, due 8/1/38	1,500,000	1,709,775

24	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
School District (continued)
Westminster School District, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	$5,000,000	$879,450

		313,959,598

Tobacco Settlement 1.8%
California County Tobacco Securitization Agency, Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/47	1,275,000	1,275,178
California County Tobacco Securitization Agency, Revenue Bonds
Series B-2 (zero coupon), due 6/1/55	3,500,000	624,435
Series A 4.00%, due 6/1/34	300,000	355,503
Series A 4.00%, due 6/1/35	500,000	587,715
Series A 4.00%, due 6/1/36	300,000	349,782
Series A 4.00%, due 6/1/37	275,000	319,597
Series A 4.00%, due 6/1/38	275,000	318,563
Series A 4.00%, due 6/1/39	350,000	404,135
Series A 4.00%, due 6/1/40	500,000	575,470
Series A 4.00%, due 6/1/49	1,500,000	1,668,930
5.25%, due 6/1/46	1,165,000	1,164,977
California Statewide Financing Authority, Turbo Pooled Program C, Revenue Bonds (zero coupon), due 6/1/55	20,000,000	1,439,000
Children’s Trust Fund, Asset-Backed, Revenue Bonds Series A (zero coupon), due 5/15/50	1,500,000	226,905
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A-2 5.30%, due 6/1/37 (d)	2,500,000	2,578,175
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed, Revenue Bonds 5.625%, due 6/1/47	1,025,000	1,025,102

	Principal Amount	Value
Tobacco Settlement (continued)
Tobacco Securitization Authority of Northern California, Revenue Bonds
Series A-1 5.375%, due 6/1/38	$820,000	$822,886
Series A-1 5.50%, due 6/1/45	2,585,000	2,597,899
Tobacco Securitization Authority of Southern California, Revenue Bonds Series A, Class 1 5.00%, due 6/1/48	2,400,000	2,901,888

		19,236,140

Transportation 2.9%
Alameda Corridor Transportation Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/29	1,000,000	1,111,940
City of Long Beach Harbor, Revenue Bonds
Series A 5.00%, due 5/15/36	1,000,000	1,255,070
Series A 5.00%, due 5/15/37	1,000,000	1,250,630
Series A 5.00%, due 5/15/38	2,000,000	2,493,500
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds Series C 6.50%, due 1/15/43	500,000	569,475
Peninsula Corridor Joint Powers Board, Revenue Bonds
Series A 5.00%, due 10/1/32	500,000	615,650
Series A 5.00%, due 10/1/33	500,000	612,580
Series A 5.00%, due 10/1/34	500,000	610,090
Series A 5.00%, due 10/1/35	350,000	425,366
Series A 5.00%, due 10/1/44	4,035,000	4,618,864
Port of Oakland, Revenue Bonds (a)
Series D 5.00%, due 11/1/28	2,250,000	2,784,285
Series D 5.00%, due 11/1/29	1,850,000	2,265,621
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series D, Insured: AGM 5.00%, due 7/1/32	1,205,000	1,229,474
Series G, Insured: AGC 5.00%, due 7/1/42	40,000	40,812

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds (continued)
Series N, Insured: NATL-RE 5.25%, due 7/1/32	$640,000	$666,918
Insured: AMBAC 5.50%, due 7/1/26	460,000	505,126
San Francisco Municipal Transportation Agency, Revenue Bonds 5.00%, due 3/1/44	1,500,000	1,665,495
San Joaquin Hills Transportation Corridor Agency, Junior Lien, Revenue Bonds
Series B 5.25%, due 1/15/44	4,000,000	4,407,840
Series B 5.25%, due 1/15/49	500,000	548,990
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A 5.00%, due 1/15/44	3,500,000	3,848,635
Senior Lien-Series A 5.00%, due 1/15/50	500,000	547,300

		32,073,661

Utilities 1.4%
California Infrastructure & Economic Development Bank, Independent System Operator Corp. Project, Revenue Bonds 5.00%, due 2/1/39	1,000,000	1,076,960
Guam Government, Waterworks Authority, Revenue Bonds
5.25%, due 7/1/33	1,100,000	1,242,329
5.50%, due 7/1/43	3,500,000	3,976,000
Imperial Irrigation District Electric, Revenue Bonds
Series C 5.00%, due 11/1/37	1,000,000	1,210,280
Series B-2 5.00%, due 11/1/41	5,475,000	6,661,980
Turlock Irrigation District, Revenue Bonds 5.50%, due 1/1/41	1,000,000	1,008,000

		15,175,549

Water 7.1%
City of Clovis, California, Sewer Revenue Bonds Insured: AGM 5.25%, due 8/1/29	500,000	608,300
City of Oxnard Wastewater, Revenue Bonds
Insured: BAM 4.00%, due 6/1/32	1,920,000	2,231,885

	Principal Amount	Value
Water (continued)
City of Oxnard Wastewater, Revenue Bonds (continued)
Insured: BAM 4.00%, due 6/1/34	$2,080,000	$2,382,578
Insured: BAM 5.00%, due 6/1/30	1,340,000	1,681,405
City of Oxnard Water Revenue, Revenue Bonds Insured: BAM 5.00%, due 6/1/35	1,125,000	1,363,545
City of San Francisco CA, Public Utilities Commission Water, Green Bond, Revenue Bonds Series A 4.00%, due 11/1/50	4,000,000	4,698,720
City of San Francisco CA, Public Utilities Commission Water, Revenue Bonds Series D 3.00%, due 11/1/50	3,750,000	3,953,175
City of Santa Cruz CA, Water Revenue, Green Bond, Revenue Bonds 5.00%, due 3/1/49	2,000,000	2,517,140
City of Vernon CA, Water System, Revenue Bonds
Series A, Insured: AGM 3.375%, due 8/1/40	650,000	697,723
Series A, Insured: AGM 3.50%, due 8/1/45	725,000	773,669
Series A, Insured: AGM 5.00%, due 8/1/30	985,000	1,287,897
Series A, Insured: AGM 5.00%, due 8/1/35	1,000,000	1,273,250
Colton Utility Authority, Revenue Bonds Insured: AGM 4.00%, due 3/1/47	2,500,000	2,752,750
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds Series A 6.00%, due 7/1/44	1,000,000	1,015,000
Contra Costa Water District, Water Revenue, Revenue Bonds Series V 5.00%, due 10/1/44	6,000,000	7,713,780
Culver City Wastewater Facilities, Revenue Bonds Series A 4.00%, due 9/1/44	1,690,000	1,951,646
Eastern Municipal Water District Financing Authority, Revenue Bonds
Series A 4.00%, due 7/1/37	1,700,000	2,090,881

26	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Water (continued)
Eastern Municipal Water District Financing Authority, Revenue Bonds (continued)
Series A 4.00%, due 7/1/38	$1,500,000	$1,835,340
Eastern Municipal Water District, Water & Wastewater, Revenue Bonds Series A 5.00%, due 7/1/45	2,850,000	3,409,968
Guam Government, Waterworks Authority, Revenue Bonds
5.00%, due 1/1/46	6,290,000	7,037,315
Series A 5.00%, due 1/1/50	2,500,000	2,991,675
Los Angeles County Sanitation Districts Financing Authority, Green Bonds, Revenue Bonds Series A 4.00%, due 10/1/33	1,000,000	1,134,650
Los Angeles Department of Water & Power, Revenue Bonds Series A 5.00%, due 7/1/35	1,500,000	1,845,720
Moulton-Niguel Water District, Revenue Bonds 5.00%, due 9/1/39	3,685,000	4,733,235
Oxnard Financing Authority, Waste Water, Revenue Bonds Insured: AGM 5.00%, due 6/1/34	1,000,000	1,124,170
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/28	100,000	102,030
Series A 5.00%, due 7/1/33	355,000	366,538
Series A 5.50%, due 7/1/28	1,500,000	1,573,125
Rancho Water District Financing Authority, Revenue Bonds Series A 4.00%, due 8/1/37	2,750,000	3,339,902
San Joaquin Area Flood Control Agency, Special Assessment
Insured: AGM 3.00%, due 10/1/32	660,000	690,248
Insured: AGM 3.00%, due 10/1/34	700,000	725,060
Insured: AGM 3.25%, due 10/1/40	2,000,000	2,067,420

	Principal Amount	Value
Water (continued)
San Joaquin Area Flood Control Agency, Special Assessment (continued)
Insured: AGM 3.375%, due 10/1/45	$1,250,000	$1,288,150
Insured: AGM 3.375%, due 10/1/50	1,000,000	1,023,610
Santa Margarita-Dana Point Authority, Water District Improvement, Revenue Bonds 4.00%, due 8/1/36	2,025,000	2,353,009
Silicon Valley Clean Water, Revenue Bonds 5.00%, due 8/1/45	500,000	590,630
Watereuse Finance Authority, Revenue Bonds Series A 5.50%, due 5/1/36	500,000	584,285
West Sacramento CA, Financing Authority, Water Capital Projects, Revenue Bonds Insured: BAM 4.00%, due 10/1/39	300,000	342,147

		78,151,571

Total Long-Term Municipal Bonds (Cost $1,022,723,157)		1,071,084,845

Short-Term Municipal Notes 0.1%
Water 0.1%
Metropolitan Water District of Southern California, Revenue Bonds (e)
Series A-2 0.10%, due 7/1/37	560,000	560,000
Series A 0.11%, due 7/1/47	800,000	800,000

Total Short-Term Municipal Notes (Cost $1,360,000)		1,360,000

Total Municipal Bonds (Cost $1,024,083,157)	97.7%	1,072,444,845

Other Assets, Less Liabilities	2.1	22,669,945
Net Assets	100.0%	$1,095,114,790

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2020 (continued)

†	Percentages indicated are based on Fund net assets.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2020.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Step coupon—Rate shown was the rate in effect as of October 31, 2020.
(e)

Variable-rate demand notes (VRDNs) — Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

Futures Contracts

As of October 31, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
10-Year United States Treasury Note	(220)	December 2020	$(30,608,678)	$(30,408,125)	$200,553
United States Treasury Long Bond	(113)	December 2020	(19,879,789)	(19,488,969)	390,820

Net Unrealized Appreciation					$591,373

1.	As of October 31, 2020, cash in the amount of $872,100 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2020.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

CHF—Collegiate Housing Foundation

MAC—Municipal Assurance Corp.

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$—	$1,071,084,845	$—	$1,071,084,845
Short-Term Municipal Notes	—	1,360,000	—	1,360,000

Total Investments in Securities	—	1,072,444,845	—	1,072,444,845

Other Financial Instruments
Futures Contracts (b)	591,373	—	—	591,373

Total Investments in Securities and Other Financial Instruments	$591,373	$1,072,444,845	$—	$1,073,036,218

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

28	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in securities, at value (identified cost $1,024,083,157)	$1,072,444,845
Cash	29,281,475
Cash collateral on deposit at broker for futures contracts	872,100
Receivables:
Interest	10,517,563
Fund shares sold	4,119,509
Variation margin on futures contracts	83,624
Other assets	13,711

Total assets	1,117,332,827

Liabilities
Payables:
Investment securities purchased	15,684,011
Fund shares redeemed	5,162,972
Manager (See Note 3)	397,986
NYLIFE Distributors (See Note 3)	105,001
Transfer agent (See Note 3)	42,381
Professional fees	33,647
Shareholder communication	17,595
Custodian	5,273
Trustees	1,404
Accrued expenses	1,773
Dividend payable	765,994

Total liabilities	22,218,037

Net assets	$1,095,114,790

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$101,821
Additional paid-in capital	1,073,462,160

1,073,563,981
Total distributable earnings (loss)	21,550,809

Net assets	$1,095,114,790

Class A
Net assets applicable to outstanding shares	$373,965,769

Shares of beneficial interest outstanding	34,772,462

Net asset value per share outstanding	$10.75
Maximum sales charge (4.50% of offering price)	0.51

Maximum offering price per share outstanding	$11.26

Investor Class
Net assets applicable to outstanding shares	$672,155

Shares of beneficial interest outstanding	62,496

Net asset value per share outstanding	$10.76
Maximum sales charge (4.00% of offering price)	0.45

Maximum offering price per share outstanding	$11.21

Class C
Net assets applicable to outstanding shares	$61,661,631

Shares of beneficial interest outstanding	5,732,610

Net asset value and offering price per share outstanding	$10.76

Class C2
Net assets applicable to outstanding shares	$24,904

Shares of beneficial interest outstanding	2,316

Net asset value and offering price per share outstanding	$10.75

Class I
Net assets applicable to outstanding shares	$655,579,186

Shares of beneficial interest outstanding	60,952,496

Net asset value and offering price per share outstanding	$10.76

Class R6
Net assets applicable to outstanding shares	$3,211,145

Shares of beneficial interest outstanding	298,477

Net asset value and offering price per share outstanding	$10.76

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Interest	$25,084,239
Other	166

Total income	25,084,405

Expenses
Manager (See Note 3)	4,627,009
Distribution/Service—Class A (See Note 3)	839,162
Distribution/Service—Investor Class (See Note 3)	1,559
Distribution/Service—Class C (See Note 3)	296,081
Distribution/Service—Class C2 (See Note 3)	27
Transfer agent (See Note 3)	229,546
Professional fees	125,598
Custodian	32,390
Shareholder communication	30,377
Trustees	22,079
Registration	15,846
Miscellaneous	38,357

Total expenses before waiver/reimbursement	6,258,031
Expense waiver/reimbursement from Manager (See Note 3)	(485,454)

Net expenses	5,772,577

Net investment income (loss)	19,311,828

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(4,393,049)
Futures transactions	(3,956,765)

Net realized gain (loss)	(8,349,814)

Net change in unrealized appreciation (depreciation) on:
Investments	11,204,335
Futures contracts	361,887

Net change in unrealized appreciation (depreciation)	11,566,222

Net realized and unrealized gain (loss)	3,216,408

Net increase (decrease) in net assets resulting from operations	$22,528,236

30	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$19,311,828	$16,386,846
Net realized gain (loss)	(8,349,814)	(1,614,721)
Net change in unrealized appreciation (depreciation)	11,566,222	36,136,610

Net increase (decrease) in net assets resulting from operations	22,528,236	50,908,735

Distributions to shareholders:
Class A	(8,444,924)	(5,599,873)
Investor Class	(15,590)	(11,700)
Class C	(1,330,416)	(976,136)
Class C2	(85)	—
Class I	(14,540,611)	(9,795,746)
Class R6	(69,947)	—

Total distributions to shareholders	(24,401,573)	(16,383,455)

Capital share transactions:
Net proceeds from sale of shares	560,826,541	440,709,491
Net asset value of shares issued to shareholders in reinvestment of distributions	16,605,174	10,919,757
Cost of shares redeemed	(255,608,127)	(114,670,427)

Increase (decrease) in net assets derived from capital share transactions	321,823,588	336,958,821

Net increase (decrease) in net assets	319,950,251	371,484,101

Net Assets
Beginning of year	775,164,539	403,680,438

End of year	$1,095,114,790	$775,164,539

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020		2019		2018	2017	2016

Net asset value at beginning of year	$10.76		$10.12		$10.29	$10.48	$10.11

Net investment income (loss)	0.23		0.28		0.31	0.32	0.33

Net realized and unrealized gain (loss) on investments	0.03		0.64		(0.17)	(0.19)	0.37

Total from investment operations	0.26		0.92		0.14	0.13	0.70

Less distributions:

From net investment income	(0.27)		(0.28)		(0.31)	(0.32)	(0.33)

Net asset value at end of year	$10.75		$10.76		$10.12	$10.29	$10.48

Total investment return (a)	2.46%		9.20%		1.39%	1.36%	6.98%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.97%		2.65%		3.04%	3.17%	3.01%

Net expenses (b)	0.75%		0.75%		0.75%	0.75%	0.75%

Expenses (before waiver/reimbursement) (b)	0.80%		0.81%		0.82%	0.82%	0.83%
Portfolio turnover rate	29	%(c)	47	%(c)	32%	83%	27%

Net assets at end of year (in 000’s)	$373,966		$292,589		$145,668	$107,278	$146,843

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

	Year ended October 31,

Investor Class	2020		2019		2018	2017	2016

Net asset value at beginning of year	$10.76		$10.12		$10.29	$10.49	$10.11

Net investment income (loss)	0.23		0.28		0.31	0.32	0.33

Net realized and unrealized gain (loss) on investments	0.04		0.64		(0.17)	(0.20)	0.38

Total from investment operations	0.27		0.92		0.14	0.12	0.71

Less distributions:

From net investment income	(0.27)		(0.28)		(0.31)	(0.32)	(0.33)

Net asset value at end of year	$10.76		$10.76		$10.12	$10.29	$10.49

Total investment return (a)	2.53%		9.18%		1.36%	1.23%	7.04%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.95%		2.65%		3.03%	3.15%	3.04%

Net expenses (b)	0.77%		0.77%		0.78%	0.79%	0.79%

Expenses (before waiver/reimbursement) (b)	0.82%		0.83%		0.85%	0.86%	0.87%
Portfolio turnover rate	29	%(c)	47	%(c)	32%	83%	27%

Net assets at end of year (in 000’s)	$672		$506		$343	$285	$369

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

32	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class C	2020		2019		2018	2017	2016

Net asset value at beginning of year	$10.77		$10.12		$10.29	$10.48	$10.11

Net investment income (loss)	0.19		0.25		0.28	0.30	0.30

Net realized and unrealized gain (loss) on investments	0.04		0.65		(0.17)	(0.19)	0.37

Total from investment operations	0.23		0.90		0.11	0.11	0.67

Less distributions:

From net investment income	(0.24)		(0.25)		(0.28)	(0.30)	(0.30)

Net asset value at end of year	$10.76		$10.77		$10.12	$10.29	$10.48

Total investment return (a)	2.18%		9.01%		1.11%	1.07%	6.67%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.70%		2.38%		2.76%	2.89%	2.75%

Net expenses (b)	1.02%		1.02%		1.03%	1.04%	1.04%

Expenses (before waiver/reimbursement) (b)	1.07%		1.08%		1.10%	1.11%	1.12%
Portfolio turnover rate	29	%(c)	47	%(c)	32%	83%	27%

Net assets at end of year (in 000’s)	$61,662		$52,964		$29,450	$26,623	$26,156

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

Class C2	August 31, 2020^ through October 31, 2020

Net asset value at beginning of period	$10.83

Net investment income (loss)	0.03

Net realized and unrealized gain (loss) on investments	(0.07)

Total from investment operations	(0.04)

Less distributions:

From net investment income	(0.04)

Net asset value at end of period	$10.75

Total investment return (a)	(0.40%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	1.49%

Net expenses ††(b)	1.16%

Expenses (before waiver/reimbursement) ††(b)	1.22%

Portfolio turnover rate (c)	29%

Net assets at end of period (in 000’s)	$25

^	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020		2019		2018	2017	2016

Net asset value at beginning of year	$10.76		$10.12		$10.29	$10.48	$10.11

Net investment income (loss)	0.28		0.31		0.34	0.35	0.36

Net realized and unrealized gain (loss) on investments	0.02		0.64		(0.17)	(0.19)	0.37

Total from investment operations	0.30		0.95		0.17	0.16	0.73

Less distributions:

From net investment income	(0.30)		(0.31)		(0.34)	(0.35)	(0.36)

Net asset value at end of year	$10.76		$10.76		$10.12	$10.29	$10.48

Total investment return (a)	2.81%		9.48%		1.65%	1.62%	7.25%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.20%		2.91%		3.29%	3.42%	3.28%

Net expenses (b)	0.50%		0.50%		0.50%	0.50%	0.50%

Expenses (before waiver/reimbursement) (b)	0.55%		0.56%		0.57%	0.57%	0.58%

Portfolio turnover rate	29	%(c)	47	%(c)	32%	83%	27%

Net assets at end of year (in 000’s)	$655,579		$429,106		$228,220	$148,819	$154,379

(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

Class R6	November 1, 2019^ through October 31, 2020

Net asset value at beginning of period	$10.77

Net investment income (loss)	0.25

Net realized and unrealized gain (loss) on investments	0.04

Total from investment operations	0.29

Less distributions:

From net investment income	(0.30)

Net asset value at end of period	$10.76

Total investment return (a)	2.83%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.25%

Net expenses (b)	0.48%

Expenses (before waiver/reimbursement) (b)	0.53%

Portfolio turnover rate (c)	29%

Net assets at end of period (in 000’s)	$3,211

^	Inception date.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

34	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay California Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares have an inception date of February 28, 2013. Class R6 shares commenced operations on November 1, 2019. Class C2 shares commenced operations on August 31, 2020. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of October 31, 2020, SIMPLE Class shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares based on a shareholder’s account balance as described in the Fund’s prospectus. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and California income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

35

Notes to Financial Statements (continued)

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020 were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker(s) selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

36	MainStay MacKay California Tax Free Opportunities Fund

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a por-

tion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than

37

Notes to Financial Statements (continued)

direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of October 31, 2020, are shown in the Portfolio of Investments.

(H)  Municipal Bond Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in California will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion or declines in tax revenues, budget deficits and other financial difficulties, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from Covid-19 on the Commonwealth’s finances, the Federal Oversight and Management Board or the Commonwealth could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board is changing significantly due to existing members either stepping down or being replaced as the current board’s term has expired. There is no assurance that newly appointed board members will approve the restructuring agreements the prior board had negotiated.

The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2020, 70.8% of the Puerto Rico municipal securities held by the Fund were insured.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2020:

Asset Derivatives

	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$591,373	$591,373

Total Fair Value	$591,373	$591,373

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

Net Realized Gain (Loss) from:

	Interest Rate Contracts Risk	Total

Futures Contracts	$(3,956,765)	$(3,956,765)

Total Net Realized Gain (Loss)	$(3,956,765)	$(3,956,765)

38	MainStay MacKay California Tax Free Opportunities Fund

Net Change in Unrealized Appreciation (Depreciation) from:

	Interest Rate Contracts Risk	Total

Futures Contracts	$361,887	$361,887

Total Net Change in Unrealized Appreciation (Depreciation)	$361,887	$361,887

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short	$(50,940,492)	$(50,940,492)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Effective February 28, 2020, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion and 0.48% in excess of $1 billion. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed he Fund’s average daily net assets as follows: 0.45% up to $1 billion and 0.43% in excess of $1 billion. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Prior to February 28, 2020, pursuant to the Management Agreement, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments had contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets.

During the year ended October 31, 2020, the effective management fee rate was 0.50% of the Fund’s average daily net assets (exclusive of any applicable waivers/reimbursements).

New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C, Class C2 and Class I. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $4,627,009 and waived fees and/or reimbursed expenses in the amount of $485,454 and paid the Subadvisor fees in the amount of $2,070,000.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of

39

Notes to Financial Statements (continued)

0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $22,294 and $1,444, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2020, of $144,937 and $16,627, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021 for Class C2 shares and February 28, 2021 for all other share classes, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived
Class A	$78,743	$—
Investor Class	272	—
Class C2	2	—
Class C	25,775	—
Class I	124,655	—
Class R6	99	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class C2	$24,858	99.8%
Class R6	25,618	0.8

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,028,422,028	$49,171,637	$(5,148,820)	$44,022,817

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$783,575	$(17,905,133)	$(765,994)	$39,438,361	$21,550,809

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts, and cumulative bond amortization adjustments. The other temporary differences are primarily due to dividends payable.

As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $17,905,133 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$14,747	$3,158

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$344,603	$141,328
Exempt Interest Dividends	24,056,970	16,242,127
Total	$24,401,573	$16,383,455

40	MainStay MacKay California Tax Free Opportunities Fund

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $589,579 and $262,047, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	15,364,215	$165,522,071
Shares issued to shareholders in reinvestment of distributions	646,812	6,952,966
Shares redeemed	(8,397,726)	(87,737,921)

Net increase (decrease) in shares outstanding before conversion	7,613,301	84,737,116
Shares converted into Class A (See Note 1)	12,481	134,788
Shares converted from Class A (See Note 1)	(35,652)	(389,338)

Net increase (decrease)	7,590,130	$84,482,566

Year ended October 31, 2019:
Shares sold	16,051,177	$168,848,148
Shares issued to shareholders in reinvestment of distributions	427,979	4,518,728
Shares redeemed	(3,708,661)	(38,776,991)

Net increase (decrease) in shares outstanding before conversion	12,770,495	134,589,885
Shares converted into Class A (See Note 1)	25,348	267,699
Shares converted from Class A (See Note 1)	(7,675)	(81,104)

Net increase (decrease)	12,788,168	$134,776,480

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	34,785	$373,425
Shares issued to shareholders in reinvestment of distributions	1,428	15,340
Shares redeemed	(9,830)	(106,319)

Net increase (decrease) in shares outstanding before conversion	26,383	282,446
Shares converted into Investor Class (See Note 1)	1,596	15,719
Shares converted from Investor Class (See Note 1)	(12,481)	(134,788)

Net increase (decrease)	15,498	$163,377

Year ended October 31, 2019:
Shares sold	35,906	$376,458
Shares issued to shareholders in reinvestment of distributions	1,084	11,421
Shares redeemed	(8,156)	(85,383)

Net increase (decrease) in shares outstanding before conversion	28,834	302,496
Shares converted into Investor Class (See Note 1)	7,994	84,407
Shares converted from Investor Class (See Note 1)	(23,710)	(250,857)

Net increase (decrease)	13,118	$136,046

41

Notes to Financial Statements (continued)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	2,081,990	$22,255,317
Shares issued to shareholders in reinvestment of distributions	94,756	1,018,484
Shares redeemed	(1,358,716)	(14,447,185)

Net increase (decrease) in shares outstanding before conversion	818,030	8,826,616
Shares converted from Class C (See Note 1)	(5,258)	(57,004)

Net increase (decrease)	812,772	$8,769,612

Year ended October 31, 2019:
Shares sold	2,509,999	$26,397,192
Shares issued to shareholders in reinvestment of distributions	72,487	764,506
Shares redeemed	(559,124)	(5,897,045)

Net increase (decrease) in shares outstanding before conversion	2,023,362	21,264,653
Shares converted from Class C (See Note 1)	(13,261)	(142,751)

Net increase (decrease)	2,010,101	$21,121,902

Class C2	Shares	Amount

Period ended October 31, 2020 (a):
Shares sold	2,308	$25,000
Shares issued to shareholders in reinvestment of distributions	8	85

Net increase (decrease)	2,316	$25,085

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	34,582,281	$368,151,490
Shares issued to shareholders in reinvestment of distributions	794,861	8,548,352
Shares redeemed	(14,328,906)	(152,011,170)

Net increase in shares outstanding before conversion	21,048,236	224,688,672
Shares converted into Class I (See Note 1)	39,319	430,623

Net increase (decrease)	21,087,555	$225,119,295

Year ended October 31, 2019:
Shares sold	23,472,252	$245,087,693
Shares issued to shareholders in reinvestment of distributions	533,237	5,625,102
Shares redeemed	(6,702,808)	(69,911,008)

Net increase (decrease) in shares outstanding before conversion	17,302,681	180,801,787
Shares converted into Class I (See Note 1)	11,311	122,606

Net increase (decrease)	17,313,992	$180,924,393

Class R6	Shares	Amount

Year ended October 31, 2020 (b):
Shares sold	412,645	$4,499,238
Shares issued to shareholders in reinvestment of distributions	6,522	69,947
Shares redeemed	(120,690)	(1,305,532)

Net increase (decrease)	298,477	$3,263,653

(a)	The inception date of the class was August 31, 2020.
(b)	The inception date of the class was November 1, 2019.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

42	MainStay MacKay California Tax Free Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay California Tax Free Opportunities Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the

U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

43

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 98.6% of the ordinary income dividends paid during its fiscal year ended October 31, 2020 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

44	MainStay MacKay California Tax Free Opportunities Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

45

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

46	MainStay MacKay California Tax Free Opportunities Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

47

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay MacKay California Tax Free Opportunities Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1716277 MS203-20	MSCTF11-12/20 (NYLIM) NL237

MainStay MacKay Growth Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/7/2006	15.48 22.21%	11.47 12.73%	11.39 12.02%	1.06 1.06%
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges Excluding sales charges	1/18/2013	15.14 21.84	11.18 12.44	11.07 11.88	1.43 1.43
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within First Six Years of Purchase	With sales charges Excluding sales charges	1/18/2013	15.93 20.93	11.35 11.61	11.04 11.04	2.18 2.18
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/18/2013	19.94 20.94	11.60 11.60	11.04 11.04	2.18 2.18
Class I Shares	No Sales Charge		11/2/2009	22.53	13.01	12.30	0.81
Class R2 Shares	No Sales Charge		1/18/2013	22.08	12.63	12.01	1.16

*	Previously, the bar chart presented the Fund’s annual returns for Class A shares. Class I shares are presented for consistency across the MainStay Fund complex
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above if any changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Russell 1000® Growth Index[5]	29.22%	17.32%	16.31%
S&P 500® Index[6]	9.71	11.71	13.01
Morningstar Large Growth Category Average[7]	25.92	14.64	14.19

5.

The Russell 1000® Growth Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” Index is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these portfolios focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,198.90	$5.75	$1,019.91	$5.28	1.04%

Investor Class Shares	$1,000.00	$1,197.20	$7.35	$1,018.45	$6.75	1.33%

Class B Shares	$1,000.00	$1,192.50	$11.46	$1,014.68	$10.53	2.08%

Class C Shares	$1,000.00	$1,193.00	$11.47	$1,014.68	$10.53	2.08%

Class I Shares	$1,000.00	$1,200.40	$4.37	$1,021.17	$4.01	0.79%

Class R2 Shares	$1,000.00	$1,198.30	$6.30	$1,019.41	$5.79	1.14%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2020 (Unaudited)

Software	20.1%

Internet & Direct Marketing Retail	11.0

Interactive Media & Services	10.3

Technology Hardware, Storage & Peripherals	10.2

IT Services	7.0

Semiconductors & Semiconductor Equipment	6.7

Biotechnology	5.8

Health Care Providers & Services	5.6

Specialty Retail	3.6

Entertainment	2.5

Life Sciences Tools & Services	2.3

Automobiles	1.8

Capital Markets	1.4

Multiline Retail	1.2

Pharmaceuticals	1.2

Media	1.1

Health Care Equipment & Supplies	1.0

Aerospace & Defense	0.9

Electronic Equipment, Instruments & Components	0.6

Health Care Technology	0.6

Hotels, Restaurants & Leisure	0.6%

Personal Products	0.6

Beverages	0.5

Construction & Engineering	0.5

Leisure Products	0.5

Professional Services	0.5

Food & Staples Retailing	0.4

Household Products	0.4

Textiles, Apparel & Luxury Goods	0.4

Metals & Mining	0.3

Consumer Finance	0.2

Road & Rail	0.2

Equity Real Estate Investment Trusts	0.1

Oil, Gas & Consumable Fuels	0.1

Diversified Consumer Services	0.0	‡

Exchange- Traded Fund	0.0	‡

Short-Term Investment	0.0	‡

Other Assets, Less Liabilities	–0.2

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2020 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	NVIDIA Corp.

7.	PayPal Holdings, Inc.

8.	Visa, Inc., Class A

9.	Tesla, Inc.

10.	Mastercard, Inc., Class A

8	MainStay MacKay Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Growth Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay MacKay Growth Fund returned 22.53%, underperforming the 29.22% return of the Fund’s primary benchmark, the Russell 1000® Growth Index and outperforming the 9.71% return of the Fund’s secondary benchmark, the S&P 500® Index. Over the same period, Class I shares underperformed the 25.92% return of the Morningstar Large Growth Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, market dynamics were influenced by several significant exogenous factors, most prominently the global COVID-19 pandemic, international trade disputes and uncertainties regarding the U.S. presidential election. Although U.S. equities proved quite resilient during the reporting period, markets were subject to many volatility surges, abrupt short-term style gyrations and frequent risk-appetite reversals. Large-cap growth stocks were the definitive winner both before and after the pandemic-driven market sell-off as investors piled onto familiar technology and Internet names that were seen as less impacted by “contact economy.” Similarly, investors penalized smaller and cheaper stocks, deeming them comparatively risky. These extreme market conditions led to a collapse in market breadth, diminished diversification and factor dislocations, which provided a challenging backdrop for the Fund’s diversified stock selection framework.

As investors’ demand for large-cap growth assets remained unabated, further reinforced by the work-from-home trend and the powerful rally of select bellwether names such as Apple and Amazon.com during the reporting period, the underlying growth benchmark itself became increasingly more concentrated. This led the Fund to hold significantly underweight exposure to the top weights in the Russell 1000® Growth Index, presenting headwinds both in terms of performance and risk controls.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Growth Index came from the materials and utilities sectors.

(Contributions take weightings and total returns into account.) During the same period, the most significant detractors from relative performance were the information technology, health care and consumer discretionary sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included technology hardware, storage & peripherals maker Apple; Internet & direct marketing retailer Amazon.com; and systems software developer Microsoft. The stocks that detracted most significantly from the Fund’s absolute performance during the same period were hotels, resorts & cruise line operator Norwegian Cruise Line; life & health insurer Athene; and aerospace & defense contractor Boeing.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund’s largest initial purchase was in electric car maker Tesla, while its largest increased position was in Apple, mentioned above. During the same period, the Fund sold its full position in semiconductor manufacturer Texas Instruments, while its most significantly reduced position size was in REIT (real estate investment trust) American Tower.

How did the Fund’s sector and/or country weightings change during the reporting period?

The Fund’s largest increases in sector exposures relative to the Russell 1000® Growth Index were in health care and communication services. The Fund’s largest decreases in benchmark-relative sector exposures were in consumer staples and information technology.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund held its largest overweight exposures relative to the Russell 1000® Growth Index in the consumer discretionary and health care sectors. As of the same date, the Fund held its most significantly underweight exposures relative to the Russell 1000® Growth Index in the consumer staples and industrials sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2020

	Shares	Value
Common Stocks 100.2%†
Aerospace & Defense 0.9%
Lockheed Martin Corp.	19,091	$6,684,332

Automobiles 1.8%
Tesla, Inc. (a)	35,167	13,646,203

Beverages 0.5%
Coca-Cola Co.	23,014	1,106,053
PepsiCo., Inc.	17,036	2,270,728

		3,376,781

Biotechnology 5.8%
AbbVie, Inc.	45,866	3,903,197
Alexion Pharmaceuticals, Inc. (a)	36,589	4,212,857
Alkermes PLC (a)	125,142	2,033,558
Amgen, Inc.	30,349	6,583,912
Biogen, Inc. (a)	17,604	4,437,440
Exelixis, Inc. (a)	183,200	3,751,936
Incyte Corp. (a)	57,298	4,964,299
Moderna, Inc. (a)	13,504	911,115
Regeneron Pharmaceuticals, Inc. (a)	12,022	6,534,678
Seagen, Inc. (a)	5,785	964,938
United Therapeutics Corp. (a)	827	111,008
Vertex Pharmaceuticals, Inc. (a)	25,376	5,287,343

		43,696,281

Capital Markets 1.4%
LPL Financial Holdings, Inc.	55,223	4,413,975
S&P Global, Inc.	18,725	6,043,119

		10,457,094

Construction & Engineering 0.5%
Quanta Services, Inc.	55,444	3,461,369

Consumer Finance 0.2%
SLM Corp.	177,754	1,633,559

Diversified Consumer Services 0.0%‡
Graham Holdings Co., Class B	747	284,114

Electronic Equipment, Instruments & Components 0.6%
Jabil, Inc.	121,544	4,027,968
SYNNEX Corp.	4,101	539,856

		4,567,824

Entertainment 2.5%
Activision Blizzard, Inc.	17,935	1,358,218
Electronic Arts, Inc. (a)	32,066	3,842,469
Lions Gate Entertainment Corp., Class B (a)	203,596	1,276,547
Netflix, Inc. (a)	11,479	5,461,019
Roku, Inc. (a)	5,020	1,016,048
Spotify Technology S.A. (a)	4,318	1,035,845

	Shares	Value
Entertainment (continued)
Take-Two Interactive Software, Inc. (a)	30,265	$4,688,654

		18,678,800

Equity Real Estate Investment Trusts 0.1%
American Tower Corp.	3,471	797,115

Food & Staples Retailing 0.4%
Costco Wholesale Corp.	8,336	2,981,120
Sprouts Farmers Market, Inc. (a)	3,949	75,229

		3,056,349

Health Care Equipment & Supplies 1.0%
Hill-Rom Holdings, Inc.	5,930	540,045
Hologic, Inc. (a)	52,241	3,595,226
West Pharmaceutical Services, Inc.	13,087	3,560,580

		7,695,851

Health Care Providers & Services 5.6%
Amedisys, Inc. (a)	9,478	2,454,802
Anthem, Inc.	18,068	4,928,951
Cardinal Health, Inc.	84,994	3,891,875
Centene Corp. (a)	57,723	3,411,429
HCA Healthcare, Inc.	40,627	5,035,311
Humana, Inc.	12,622	5,039,712
McKesson Corp.	33,925	5,003,598
Molina Healthcare, Inc. (a)	14,349	2,675,658
UnitedHealth Group, Inc.	31,900	9,733,966

		42,175,302

Health Care Technology 0.6%
Cerner Corp.	21,624	1,515,626
Veeva Systems, Inc., Class A (a)	12,417	3,353,211

		4,868,837

Hotels, Restaurants & Leisure 0.6%
Domino’s Pizza, Inc.	11,866	4,489,145

Household Products 0.4%
Procter & Gamble Co.	21,590	2,959,989

Interactive Media & Services 10.3%
Alphabet, Inc. (a)
Class A	11,134	17,993,769
Class C	13,062	21,173,632
Facebook, Inc., Class A (a)	130,801	34,415,051
Zillow Group, Inc., Class A (a)	41,802	3,734,173

		77,316,625

Internet & Direct Marketing Retail 11.0%
Amazon.com, Inc. (a)	19,910	60,449,746
Booking Holdings, Inc. (a)	4,447	7,215,258
eBay, Inc.	108,954	5,189,479
Etsy, Inc. (a)	36,387	4,424,295

10	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Internet & Direct Marketing Retail (continued)
Qurate Retail, Inc., Series A	587,676	$3,978,567
Wayfair, Inc., Class A (a)	4,015	995,840

		82,253,185

IT Services 7.0%
Accenture PLC, Class A	11,015	2,389,264
DXC Technology Co.	127,850	2,354,997
GoDaddy, Inc., Class A (a)	64,300	4,548,582
Leidos Holdings, Inc.	4,571	379,393
Mastercard, Inc., Class A	41,964	12,112,489
PayPal Holdings, Inc. (a)	78,570	14,624,234
Twilio, Inc., Class A (a)	5,427	1,513,970
Visa, Inc., Class A	80,292	14,589,859

		52,512,788

Leisure Products 0.5%
Polaris, Inc.	42,500	3,861,550

Life Sciences Tools & Services 2.3%
Bruker Corp.	29,821	1,268,585
Charles River Laboratories International, Inc. (a)	20,556	4,680,601
IQVIA Holdings, Inc. (a)	30,168	4,645,570
PPD, Inc. (a)	53,876	1,771,443
PRA Health Sciences, Inc. (a)	42,729	4,163,514
Thermo Fisher Scientific, Inc.	1,133	536,045

		17,065,758

Media 1.1%
Altice U.S.A., Inc., Class A (a)	63,528	1,712,080
Charter Communications, Inc., Class A (a)	10,667	6,440,948

		8,153,028

Metals & Mining 0.3%
Newmont Corp.	34,941	2,195,692

Multiline Retail 1.2%
Dollar General Corp.	32,140	6,707,940
Target Corp.	16,583	2,524,264

		9,232,204

Oil, Gas & Consumable Fuels 0.1%
Cheniere Energy, Inc. (a)	10,984	525,804

Personal Products 0.6%
Herbalife Nutrition, Ltd. (a)	67,297	3,037,787
Nu Skin Enterprises, Inc., Class A	28,704	1,416,542

		4,454,329

Pharmaceuticals 1.2%
Eli Lilly & Co.	26,184	3,415,965
Merck & Co., Inc.	55,274	4,157,157

	Shares	Value
Pharmaceuticals (continued)
Zoetis, Inc.	7,600	$1,204,980

		8,778,102

Professional Services 0.5%
ManpowerGroup, Inc.	58,892	3,997,000

Road & Rail 0.2%
Schneider National, Inc., Class B	56,282	1,241,581

Semiconductors & Semiconductor Equipment 6.7%
Advanced Micro Devices, Inc. (a)	41,091	3,093,741
Applied Materials, Inc.	75,728	4,485,370
Broadcom, Inc.	29,340	10,258,144
KLA Corp.	18,522	3,652,168
NVIDIA Corp.	35,981	18,039,434
QUALCOMM, Inc.	89,296	11,015,555

		50,544,412

Software 20.1%
Adobe, Inc. (a)	18,820	8,414,422
Alteryx, Inc., Class A (a)	2,470	309,615
Anaplan, Inc. (a)	6,225	344,554
Atlassian Corp. PLC, Class A (a)	6,033	1,156,043
Autodesk, Inc. (a)	25,668	6,045,841
Cadence Design Systems, Inc. (a)	6,498	710,686
CDK Global, Inc.	59,631	2,570,096
Citrix Systems, Inc.	32,482	3,679,236
Coupa Software, Inc. (a)	3,156	844,861
DocuSign, Inc. (a)	8,450	1,709,013
Dropbox, Inc., Class A (a)	231,915	4,234,768
Fair Isaac Corp. (a)	6,773	2,651,291
Fortinet, Inc. (a)	42,137	4,650,661
Manhattan Associates, Inc. (a)	14,670	1,254,285
Microsoft Corp.	352,101	71,289,889
Oracle Corp.	10,655	597,852
Proofpoint, Inc. (a)	42,977	4,114,618
RingCentral, Inc., Class A (a)	3,683	951,466
salesforce.com, Inc. (a)	38,188	8,869,927
ServiceNow, Inc. (a)	17,832	8,872,668
SS&C Technologies Holdings, Inc.	23,506	1,392,025
Synopsys, Inc. (a)	17,220	3,682,669
Workday, Inc., Class A (a)	27,621	5,803,725
Zendesk, Inc. (a)	5,446	604,179
Zoom Video Communications, Inc., Class A (a)	13,519	6,231,042

		150,985,432

Specialty Retail 3.6%
AutoNation, Inc. (a)	73,216	4,153,544
Best Buy Co., Inc.	40,313	4,496,915
Home Depot, Inc.	15,727	4,194,548
Lowe’s Cos., Inc.	62,068	9,812,951
Tractor Supply Co.	35,418	4,718,032

		27,375,990

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals 10.2%
Apple, Inc.	701,341	$76,347,981

Textiles, Apparel & Luxury Goods 0.4%
NIKE, Inc., Class B	24,420	2,932,354

Total Common Stocks (Cost $441,343,000)		752,302,760

Exchange-Traded Fund 0.0%‡
iShares Russell 1000 Growth ETF	471	98,712

Total Exchange-Traded Fund (Cost $62,016)		98,712

Short-Term Investment 0.0%‡
Affiliated Investment Company 0.0%‡
MainStay U.S. Government Liquidity Fund, 0.02% (b)	16,205	16,205

Total Short-Term Investment (Cost $16,205)		16,205

Total Investments (Cost $441,421,221)	100.2%	752,417,677
Other Assets, Less Liabilities	(0.2)	(1,144,925)
Net Assets	100.0%	$751,272,752
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Current yield as of October 31, 2020.

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$752,302,760	$—	$—	$752,302,760
Exchange-Traded Fund	98,712	—	—	98,712
Short-Term Investment
Affiliated Investment Company	16,205	—	—	16,205

Total Investments in Securities	$752,417,677	$—	$—	$752,417,677

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $441,405,016)	$752,401,472
Investment in affiliated investment company, at value (identified cost $16,205)	16,205
Receivables:
Dividends	143,352
Fund shares sold	112,090
Securities lending	15
Other assets	20,102

Total assets	752,693,236

Liabilities
Payables:
Fund shares redeemed	557,432
Manager (See Note 3)	463,477
NYLIFE Distributors (See Note 3)	159,517
Transfer agent (See Note 3)	154,488
Shareholder communication	48,427
Professional fees	28,432
Custodian	4,666
Trustees	1,028
Accrued expenses	3,017

Total liabilities	1,420,484

Net assets	$751,272,752

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$17,667
Additional paid-in capital	414,387,530

414,405,197
Total distributable earnings (loss)	336,867,555

Net assets	$751,272,752

Class A
Net assets applicable to outstanding shares	$531,715,184

Shares of beneficial interest outstanding	12,492,488

Net asset value per share outstanding	$42.56
Maximum sales charge (5.50% of offering price)	2.48

Maximum offering price per share outstanding	$45.04

Investor Class
Net assets applicable to outstanding shares	$97,708,831

Shares of beneficial interest outstanding	2,332,518

Net asset value per share outstanding	$41.89
Maximum sales charge (5.00% of offering price)	2.20

Maximum offering price per share outstanding	$44.09

Class B
Net assets applicable to outstanding shares	$16,381,791

Shares of beneficial interest outstanding	420,435

Net asset value and offering price per share outstanding	$38.96

Class C
Net assets applicable to outstanding shares	$3,068,128

Shares of beneficial interest outstanding	78,776

Net asset value and offering price per share outstanding	$38.95

Class I
Net assets applicable to outstanding shares	$102,290,023

Shares of beneficial interest outstanding	2,339,856

Net asset value and offering price per share outstanding	$43.72

Class R2
Net assets applicable to outstanding shares	$108,795

Shares of beneficial interest outstanding	2,575

Net asset value and offering price per share outstanding (a)	$42.24

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated	$7,833,078
Dividends-affiliated	1,011
Securities lending	137
Other	127

Total income	7,834,353

Expenses
Manager (See Note 3)	5,074,101
Distribution/Service—Class A (See Note 3)	1,196,427
Distribution/Service—Investor Class (See Note 3)	266,747
Distribution/Service—Class B (See Note 3)	175,039
Distribution/Service—Class C (See Note 3)	31,256
Distribution/Service—Class R2 (See Note 3)	177
Transfer agent (See Note 3)	895,816
Professional fees	108,653
Registration	98,461
Shareholder communication	71,115
Custodian	29,434
Trustees	17,666
Shareholder service (See Note 3)	71
Miscellaneous	34,333

Total expenses before waiver/reimbursement	7,999,296
Expense waiver/reimbursement from Manager (See Note 3)	(92,008)

Net expenses	7,907,288

Net investment income (loss)	(72,935)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	29,311,805
Net change in unrealized appreciation (depreciation) on unaffiliated investments	121,106,263

Net realized and unrealized gain (loss)	150,418,068

Net increase (decrease) in net assets resulting from operations	$150,345,133

14	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(72,935)	$1,837,673
Net realized gain (loss)	29,311,805	24,123,585
Net change in unrealized appreciation (depreciation)	121,106,263	35,653,377

Net increase (decrease) in net assets resulting from operations	150,345,133	61,614,635

Distributions to shareholders:
Class A	(15,403,716)	(39,089,823)
Investor Class	(3,676,176)	(9,719,648)
Class B	(628,523)	(2,226,518)
Class C	(104,423)	(470,307)
Class I	(5,087,745)	(8,223,341)
Class R2	(2,047)	(5,344)

Total distributions to shareholders	(24,902,630)	(59,734,981)

Capital share transactions:
Net proceeds from sale of shares	36,498,118	147,078,395
Net asset value of shares issued to shareholders in reinvestment of distributions	24,744,914	59,305,848
Cost of shares redeemed	(144,222,198)	(156,159,398)

Increase (decrease) in net assets derived from capital share transactions	(82,979,166)	50,224,845

Net increase (decrease) in net assets	42,463,337	52,104,499

Net Assets
Beginning of year	708,809,415	656,704,916

End of year	$751,272,752	$708,809,415

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020	2019	2018	2017	2016

Net asset value at beginning of year	$36.07	$36.41	$34.18	$29.07	$32.33

Net investment income (loss) (a)	(0.00)‡	0.10	0.09	0.12	(0.04)

Net realized and unrealized gain (loss) on investments	7.78	2.87	3.47	7.39	(0.97)

Total from investment operations	7.78	2.97	3.56	7.51	(1.01)

Less distributions:

From net investment income	(0.16)	(0.06)	(0.02)	—	—

From net realized gain on investments	(1.13)	(3.25)	(1.31)	(2.40)	(2.25)

Total distributions	(1.29)	(3.31)	(1.33)	(2.40)	(2.25)

Net asset value at end of year	$42.56	$36.07	$36.41	$34.18	$29.07

Total investment return (b)	22.21%	8.90%	10.74%	27.88%	(3.39%)

Ratios of net investment income (loss) to average net assets:

Before waivers and reimbursements	0.01%	0.30%	0.23%	0.39%	(0.15%)

After expense waivers and reimbursements	0.01%	0.30%	0.23%	0.39%	(0.14	%)(c)

Ratios of expenses to average net assets:

Before waivers/reimbursements (d)	1.04%	1.06%	1.06%	1.09%	1.16%

After waivers/reimbursements (d)	1.04%	1.06%	1.06%	1.09%	1.15	% (e)

Portfolio turnover rate	150%	153%	116%	139%	137%

Net assets at end of year (in 000’s)	$531,715	$436,508	$431,854	$391,245	$260,670

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.15)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses After expense waivers and reimbursements would have been 1.16%.

	Year ended October 31,

Investor Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$35.53	$35.94	$33.82	$28.86	$32.17

Net investment income (loss) (a)	(0.10)	0.01	0.00 ‡	0.06	(0.10)

Net realized and unrealized gain (loss) on investments	7.65	2.83	3.43	7.30	(0.96)

Total from investment operations	7.55	2.84	3.43	7.36	(1.06)

Less distributions:

From net investment income	(0.06)	—	—	—	—

From net realized gain on investments	(1.13)	(3.25)	(1.31)	(2.40)	(2.25)

Total distributions	(1.19)	(3.25)	(1.31)	(2.40)	(2.25)

Net asset value at end of year	$41.89	$35.53	$35.94	$33.82	$28.86

Total investment return (b)	21.84%	8.61%	10.47%	27.54%	(3.60%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.26%)	0.03%	0.01%	0.21%	(0.34%)

Net expenses (c)	1.34%	1.33%	1.31%	1.35%	1.35%

Expenses (before waiver/reimbursement) (c)	1.41%	1.42%	1.37%	1.35%	1.35%

Portfolio turnover rate	150%	153%	116%	139%	137%

Net assets at end of year (in 000’s)	$97,709	$110,762	$108,043	$134,867	$200,772

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020	2019	2018	2017	2016

Net asset value at beginning of year	$33.31	$34.13	$32.42	$27.95	$31.45

Net investment income (loss) (a)	(0.36)	(0.22)	(0.26)	(0.16)	(0.30)

Net realized and unrealized gain (loss) on investments	7.14	2.65	3.28	7.03	(0.95)

Total from investment operations	6.78	2.43	3.02	6.87	(1.25)

Less distributions:

From net realized gain on investments	(1.13)	(3.25)	(1.31)	(2.40)	(2.25)

Net asset value at end of year	$38.96	$33.31	$34.13	$32.42	$27.95

Total investment return (b)	20.93%	7.79%	9.63%	26.61%	(4.30%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(1.01%)	(0.69%)	(0.74%)	(0.56%)	(1.09%)

Net expenses (c)	2.08%	2.08%	2.06%	2.10%	2.10%

Expenses (before waiver/reimbursement) (c)	2.15%	2.18%	2.12%	2.10%	2.10%

Portfolio turnover rate	150%	153%	116%	139%	137%

Net assets at end of year (in 000’s)	$16,382	$18,749	$23,554	$30,064	$33,468

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class C	2020	2019	2018	2017	2016

Net asset value at beginning of year	$33.30	$34.12	$32.41	$27.94	$31.44

Net investment income (loss) (a)	(0.36)	(0.21)	(0.27)	(0.17)	(0.31)

Net realized and unrealized gain (loss) on investments	7.14	2.64	3.29	7.04	(0.94)

Total from investment operations	6.78	2.43	3.02	6.87	(1.25)

Less distributions:

From net realized gain on investments	(1.13)	(3.25)	(1.31)	(2.40)	(2.25)

Net asset value at end of year	$38.95	$33.30	$34.12	$32.41	$27.94

Total investment return (b)	20.94%	7.80%	9.63%	26.62%	(4.34%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(1.02%)	(0.67%)	(0.77%)	(0.58%)	(1.10%)

Net expenses (c)	2.08%	2.08%	2.06%	2.10%	2.10%

Expenses (before waiver/reimbursement) (c)	2.15%	2.18%	2.12%	2.10%	2.10%

Portfolio turnover rate	150%	153%	116%	139%	137%

Net assets at end of year (in 000’s)	$3,068	$3,144	$5,331	$4,884	$4,831

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020	2019	2018	2017	2016

Net asset value at beginning of year	$37.01	$37.28	$34.96	$29.62	$32.83

Net investment income (loss) (a)	0.11	0.19	0.18	0.20	(0.02)

Net realized and unrealized gain (loss) on investments	7.97	2.95	3.55	7.54	(0.94)

Total from investment operations	8.08	3.14	3.73	7.74	(0.96)

Less distributions:

From net investment income	(0.24)	(0.16)	(0.10)	—	—

From net realized gain on investments	(1.13)	(3.25)	(1.31)	(2.40)	(2.25)

Total distributions	(1.37)	(3.41)	(1.41)	(2.40)	(2.25)

Net asset value at end of year	$43.72	$37.01	$37.28	$34.96	$29.62

Total investment return (b)	22.53%	9.18%	11.03%	28.16%	(3.17%)

Ratios of net investment income (loss) to average net assets:

Before waivers and reimbursements	0.28%	0.53%	0.49%	0.62%	(0.12%)

After expense waivers and reimbursements	0.28%	0.53%	0.49%	0.62%	(0.07%)

Ratios of expenses to average net assets:

Before waivers/reimbursements (c)	0.79%	0.81%	0.81%	0.83%	0.98%

After waivers/reimbursements (c)	0.79%	0.81%	0.81%	0.83%	0.92%

Portfolio turnover rate	150%	153%	116%	139%	137%

Net assets at end of year (in 000’s)	$102,290	$139,588	$87,866	$87,115	$15,473

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class R2	2020	2019	2018	2017	2016

Net asset value at beginning of year	$35.81	$36.16	$33.97	$28.94	$32.22

Net investment income (loss) (a)	(0.04)	0.07	0.05	0.09	(0.06)

Net realized and unrealized gain (loss) on investments	7.72	2.86	3.45	7.34	(0.97)

Total from investment operations	7.68	2.93	3.50	7.43	(1.03)

Less distributions:

From net investment income	(0.12)	(0.03)	—	—	—

From net realized gain on investments	(1.13)	(3.25)	(1.31)	(2.40)	(2.25)

Total distributions	(1.25)	(3.28)	(1.31)	(2.40)	(2.25)

Net asset value at end of year	$42.24	$35.81	$36.16	$33.97	$28.94

Total investment return (b)	22.08%	8.81%	10.64%	27.72%	(3.46%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.11%)	0.21%	0.13%	0.31%	(0.23%)

Net expenses (c)	1.14%	1.16%	1.16%	1.19%	1.24%

Portfolio turnover rate	150%	153%	116%	139%	137%

Net assets at end of year (in 000’s)	$109	$59	$58	$52	$38

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. Investor Class, Class B, Class C and Class R2 were first offered as of the close of business on January 18, 2013. Class A shares commenced operations on August 7, 2006. Class I shares commenced operations on November 2, 2009. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2020, Class R6 were not yet offered for sale. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of October 31, 2020, SIMPLE Class shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R2 shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if

19

Notes to Financial Statements (continued)

appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020 were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”)

20	MainStay MacKay Growth Fund

are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2020, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 12 for securities

21

Notes to Financial Statements (continued)

lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended October 31, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.68%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.09% of average daily net assets of the Fund’s Class I shares. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) applicable to Class I shares do not exceed 0.92% of its average daily net assets of the Fund’s Class I shares. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $5,074,101 and waived fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $92,008 and paid the Subadvisor in the amount of $2,491,046.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class

22	MainStay MacKay Growth Fund

and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under the Class R2 Plan.

During the year ended October 31, 2020, shareholder service fees incurred by the Fund were as follows:

Class R2	$71

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $30,851 and $10,950, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2020, of $92, $6, $7,058 and $402, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of

New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived
Class A	$278,309	$—
Investor Class	450,549	(77,103)
Class B	73,910	(12,647)
Class C	13,197	(2,258)
Class I	79,810	—
Class R2	41	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$29	$31,786	$(31,799)	$—	$—	$16	$1	$—	16

(G)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R2	$60,473	55.6%

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable

23

Notes to Financial Statements (continued)

derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$443,811,239	$319,022,796	$(10,416,358)	$308,606,438

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$ —	$28,261,117	$ —	$308,606,438	$336,867,555

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2020, were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$(308,997)	$308,997

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$1,475,413	$29,876,958
Long-Term Capital Gain	23,427,217	29,858,023
Total	$24,902,630	$59,734,981

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $1,107,743 and $1,215,071, respectively.

24	MainStay MacKay Growth Fund

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	473,414	$18,528,543
Shares issued to shareholders in reinvestment of distributions	425,258	15,262,561
Shares redeemed	(1,298,637)	(49,809,704)

Net increase (decrease) in shares outstanding before conversion	(399,965)	(16,018,600)
Shares converted into Class A (See Note 1)	826,899	33,047,928
Shares converted from Class A (See Note 1)	(35,553)	(1,252,348)

Net increase (decrease)	391,381	$15,776,980

Year ended October 31, 2019:
Shares sold	1,228,978	$43,512,659
Shares issued to shareholders in reinvestment of distributions	1,159,911	38,706,235
Shares redeemed	(2,262,231)	(78,734,527)

Net increase (decrease) in shares outstanding before conversion	126,658	3,484,367
Shares converted into Class A (See Note 1)	212,425	7,236,196
Shares converted from Class A (See Note 1)	(99,369)	(3,391,088)

Net increase (decrease)	239,714	$7,329,475

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	63,065	$2,351,254
Shares issued to shareholders in reinvestment of distributions	103,520	3,666,605
Shares redeemed	(215,785)	(8,192,794)

Net increase (decrease) in shares outstanding before conversion	(49,200)	(2,174,935)
Shares converted into Investor Class (See Note 1)	29,114	1,058,148
Shares converted from Investor Class (See Note 1)	(765,119)	(30,325,947)

Net increase (decrease)	(785,205)	$(31,442,734)

Year ended October 31, 2019:
Shares sold	364,193	$12,722,734
Shares issued to shareholders in reinvestment of distributions	294,183	9,693,220
Shares redeemed	(570,354)	(19,673,873)

Net increase (decrease) in shares outstanding before conversion	88,022	2,742,081
Shares converted into Investor Class (See Note 1)	143,240	4,784,809
Shares converted from Investor Class (See Note 1)	(120,074)	(4,079,243)

Net increase (decrease)	111,188	$3,447,647

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	3,567	$117,449
Shares issued to shareholders in reinvestment of distributions	18,907	627,151
Shares redeemed	(63,215)	(2,234,960)

Net increase (decrease) in shares outstanding before conversion	(40,741)	(1,490,360)
Shares converted from Class B (See Note 1)	(101,662)	(3,490,030)

Net increase (decrease)	(142,403)	$(4,980,390)

Year ended October 31, 2019:
Shares sold	170,458	$5,626,071
Shares issued to shareholders in reinvestment of distributions	71,379	2,219,881
Shares redeemed	(245,861)	(8,022,985)

Net increase (decrease) in shares outstanding before conversion	(4,024)	(177,033)
Shares converted from Class B (See Note 1)	(123,319)	(3,835,165)

Net increase (decrease)	(127,343)	$(4,012,198)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	10,964	$381,883
Shares issued to shareholders in reinvestment of distributions	3,102	102,837
Shares redeemed	(28,616)	(1,034,924)

Net increase (decrease) in shares outstanding before conversion	(14,550)	(550,204)
Shares converted from Class C (See Note 1)	(1,089)	(37,131)

Net increase (decrease)	(15,639)	$(587,335)

Year ended October 31, 2019:
Shares sold	33,392	$1,058,788
Shares issued to shareholders in reinvestment of distributions	15,030	467,279
Shares redeemed	(86,312)	(2,715,460)

Net increase (decrease) in shares outstanding before conversion	(37,890)	(1,189,393)
Shares converted from Class C (See Note 1)	(23,938)	(742,206)

Net increase (decrease)	(61,828)	$(1,931,599)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	452,184	$15,077,191
Shares issued to shareholders in reinvestment of distributions	138,219	5,083,713
Shares redeemed	(2,049,697)	(82,944,646)

Net increase in shares outstanding before conversion	(1,459,294)	(62,783,742)
Shares converted into Class I (See Note 1)	27,838	999,380

Net increase (decrease)	(1,431,456)	$(61,784,362)

Year ended October 31, 2019:
Shares sold	2,525,805	$84,153,853
Shares issued to shareholders in reinvestment of distributions	240,453	8,213,889
Shares redeemed	(1,352,577)	(47,004,179)

Net increase (decrease) in shares outstanding before conversion	1,413,681	45,363,563
Shares converted into Class I (See Note 1)	773	26,697

Net increase (decrease)	1,414,454	$45,390,260

25

Notes to Financial Statements (continued)

Class R2	Shares	Amount

Year ended October 31, 2020:
Shares sold	994	$41,798
Shares issued to shareholders in reinvestment of distributions	57	2,047
Shares redeemed	(135)	(5,170)

Net increase (decrease)	916	$38,675

Year ended October 31, 2019:
Shares sold	128	$4,290
Shares issued to shareholders in reinvestment of distributions	161	5,344
Shares redeemed	(245)	(8,374)

Net increase (decrease)	44	$1,260

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

26	MainStay MacKay Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Growth Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

27

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $21,949,962 as long term capital gain distributions.

For the fiscal year ended October 31, 2020, the Fund designated approximately $1,475,413 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2020 should be multiplied by 100.00% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

28	MainStay MacKay Growth Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

29

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

30	MainStay MacKay Growth Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay MacKay Growth Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1716827 MS203-20	MSG11-12/20 (NYLIM) NL223

MainStay MacKay High Yield Municipal Bond Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	3/31/2010	–2.97 1.60%	4.15 5.12%	5.69 6.18%	0.86 0.86%
Investor Class Shares[3]	Maximum 4% Initial Sales Charge	With sales charges Excluding sales charges	3/31/2010	–2.98 1.59	4.14 5.10	5.67 6.16	0.87 0.87
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3/31/2010	–0.23 0.75	4.30 4.30	5.36 5.36	1.62 1.62
Class I Shares	No Sales Charge		3/31/2010	1.86	5.38	6.44	0.61
Class R6 Shares	No Sales Charge		11/1/2019	1.80	N/A	N/A	0.56

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 4.5%, which is reflected in the average annual total return figures shown.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Bloomberg Barclays Municipal Bond Index[4]	3.59%	3.70%	3.99%

Bloomberg Barclays High Yield Municipal Bond Index[5]	1.23	5.78	5.93
High Yield Municipal Bond Composite Index[6]	2.27	4.97	5.17
Morningstar High Yield Muni Category Average[7]	0.18	4.05	4.85

4.

The Bloomberg Barclays Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad based market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays High Yield Municipal Bond Index as an additional benchmark. The Bloomberg Barclays Municipal High Yield Bond Index is a flagship measure of the non-investment grade and non-rated U.S. dollar-denominated tax-exempt bond market.

6.	The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. The High Yield Municipal Bond Composite Index consists of the
Bloomberg Barclays High Yield Municipal Bond Index and the Bloomberg Barclays Municipal Bond Index weighted 60%/40%, respectively. The Bloomberg Barclays High Yield Municipal Bond Index is made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The Morningstar High Yield Muni Category Average is representative of funds that invest a substantial portion of assets in high-income municipal securities that are not rated or that are rated at the level of or below BBB by a major ratings agency such as Standard & Poor’s or Moody’s. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Municipal Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,095.00	$4.58	$1,020.76	$4.42	0.87%

Investor Class Shares	$1,000.00	$1,095.00	$4.63	$1,020.71	$4.47	0.88%

Class C Shares	$1,000.00	$1,090.20	$8.56	$1,016.94	$8.26	1.63%

Class I Shares	$1,000.00	$1,096.30	$3.21	$1,022.07	$3.10	0.61%

Class R6 Shares	$1,000.00	$1,095.80	$2.95	$1,022.32	$2.85	0.56%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2020 (Unaudited)

Illinois	11.5%

California	10.7

Puerto Rico	8.9

Texas	5.5

New York	5.3

Ohio	5.2

New Jersey	4.3

Florida	3.6

Pennsylvania	3.2

Colorado	2.9

Massachusetts	2.5

District of Columbia	2.3

Wisconsin	2.3

Virginia	1.9

Michigan	1.8

Minnesota	1.6

Georgia	1.4

Arizona	1.2

Kentucky	1.2

U.S. Virgin Islands	1.2

Guam	1.0

South Carolina	1.0

Alabama	0.7

Arkansas	0.7

Iowa	0.7

Missouri	0.7

Alaska	0.6

Connecticut	0.6

Delaware	0.6

Indiana	0.6%

North Carolina	0.6

Tennessee	0.6

Utah	0.6

Hawaii	0.5

Nevada	0.5

North Dakota	0.5

Washington	0.5

Louisiana	0.4

Maryland	0.4

Multi-State	0.4

West Virginia	0.4

Kansas	0.3

New Hampshire	0.3

Oklahoma	0.3

Rhode Island	0.3

Montana	0.2

Maine	0.1

New Mexico	0.1

Oregon	0.1

Vermont	0.1

Idaho	0.0	‡

Mississippi	0.0	‡

South Dakota	0.0	‡

Wyoming	0.0	‡

Other Assets, Less Liabilities	7.1

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of October 31, 2020 (excluding short-term investment) (Unaudited)

1.	Golden State Tobacco Securitization Corp., Revenue Bonds, (zero coupon)–5.25%, due 6/1/36–6/1/47

2.	Puerto Rico Sales Tax Financing Corp., Revenue Bonds, (zero coupon)–5.00%, due 7/1/27–7/1/58

3.	State of Illinois, Unlimited General Obligation, 3.25%–5.75%, due 11/1/20–10/1/45

4.	Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, 4.00%–5.00%, due 6/1/48–6/1/55

5.	Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds, 5.00%–6.00%, due 7/1/21–7/1/47

6.	Metropolitan Washington Airports Authority Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, 4.00%, due 10/1/44–10/1/53

7.	Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds, 4.00%, due 8/1/50

8.	New York Transportation Development Corp., Delta Air Lines, Inc., Revenue Bonds, 4.00%–5.00%, due 10/1/30–10/1/45

9.	Chicago Board of Education, Unlimited General Obligation, 5.00%–7.00%, due 12/1/20–12/1/46

10.	Tobacco Settlement Financing Corp., Revenue Bonds, (zero coupon)–5.00%, due 6/1/46–6/1/52

8	MainStay MacKay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay High Yield Municipal Bond Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay MacKay High Yield Municipal Bond Fund returned 1.86%, underperforming the 3.59% return of the Fund’s primary benchmark, the Bloomberg Barclays Municipal Bond Index. During the same period, Class I shares outperformed the 1.23% return of the Fund’s secondary benchmark, the Bloomberg Barclays High Yield Municipal Bond Index, but underperformed the 2.27% return of the High Yield Municipal Bond Composite Index, an additional benchmark of the Fund. For the 12 months ended October 31, 2020, Class I shares outperformed the 0.18% return of the Morningstar High Yield Muni Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The below-investment-grade, tax-exempt segment of the municipal bond market underperformed the investment-grade, tax-exempt segment, while the overall municipal market underperformed the taxable bond market. Bonds with short-end maturities outperformed those with long-end maturities. Among ratings categories, higher-quality bonds outperformed their lower-quality counterparts. Municipal bonds from Texas and Michigan generally outperformed the market, while issues from Illinois and New York underperformed.

The Fund underperformed the Bloomberg Barclays Municipal Bond Index during the reporting period primarily due to security selection and relatively overweight allocation to non-investment-grade bonds.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

The rapid spread of the COVID-19 pandemic in March 2020 resulted in a significant risk-off response in the global financial markets. The municipal bond market’s response to the crisis reflected the significant disruption to our economy, the financial markets and, of course, our personal lives. During the early months of the pandemic, municipal volatility surged and credit spreads2 widened. The extreme volatility in the municipal market was primarily due to a liquidity squeeze exacerbated by a sharp repricing of credit risk. Market technical conditions were upended as investors in municipal bond mutual funds and exchange-traded funds sought to exit a market that offered little liquidity, resulting in severe price declines. During this time, yields of variable-rate demand notes spiked to over 9% and the new-issue market was shut down. Credit spreads widened as market participants attempted to discount the impact of an abrupt shutdown of the U.S. economy. Notably, some high-yield municipal bonds experienced price swings exceeding 10 points in a day. (A point represents one percent of a bond’s face value.) In our view, leveraged open-end mutual funds that were ill-prepared to meet shareholder redemptions contributed to municipal market volatility as they resorted to forced sales.

The pandemic produced a significant credit shift in the municipal market. With mandatory stay-at-home requirements and the closing of large segments of the economy, including travel, leisure and retail, the economic conditions of state and local governments and related entities weakened. Fortunately, the municipal market’s credit condition at the start of 2020 was at an all-time high as state governments had accumulated large reserves due to record tax revenues in the wake of the Great Recession of 2007-2009. Nevertheless, as of the end of the reporting period, we believe that several municipal “front-line” sectors, including infrastructure, hospitals, state and local governments and higher education, are likely to be the most immediately impacted by the pandemic-related economic slowdown. We expect the magnitude of the impact to be a function of the duration and the severity of the crisis, as well as the specific geographic location of the credits.

Since the end of 2019, the Fund had been increasing its overall credit quality and its cash reserves leading up to the beginning of the pandemic. Accordingly, the Fund was in a strong position with significant cash reserves at the onset of price declines and spread widening that occurred in March 2020. Although the market staged a strong rally from May through the end of the reporting period, the team continued to assess both the liquidity characteristics and the ability of each municipal issuer’s management team to manage through these challenging times. As of October 31, 2020, we continue to believe there will be limited defaults in the municipal market, reflective of the historical market trends.

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration was targeted to maintain a neutral range relative to the Fund’s investable universe as outlined in the prospectus. In addition to investment-grade bonds, the Fund normally invests a substantial amount of its assets in municipal securities rated below investment grade. Since the Fund’s

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

investable universe is broader than that of the Bloomberg Barclays Municipal Bond Index, the Fund’s duration may differ from that of the Index. As of October 31, 2020, the Fund’s modified duration to worst4 was 5.98 years, while the Index had a modified duration to worst of 4.83 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Across sectors, security selection in the tobacco sector provided the strongest positive contribution to the Fund’s performance relative to the Bloomberg Barclays Municipal Bond Index. (Contributions take weightings and total returns into account.) Tobacco credits rallied as high-yield fund inflows provided an appetite for these bonds. Water/sewer and transportation further bolstered relative results. Conversely, holdings in the education and state general obligation sectors detracted from relative performance. Across states, security selection among bonds from Ohio, Georgia and Colorado proved accretive to performance. Holdings in bonds from Puerto Rico and New York detracted as the pandemic particularly undermined bonds in those locations. From a ratings perspective, underweight exposure to bonds rated AAA and AA detracted from performance relative to the benchmark, while holdings in the A and BBB ratings categories enhanced relative returns.5 Lastly, holdings of bonds maturing in 20 years and over benefited relative results, while exposure to bonds maturing in 10 years or less detracted.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund remained focused on diversification and liquidity, so no individual transaction was considered significant.

How did the Fund’s sector weighting change during the reporting period?

During the reporting period, the Fund increased its sector exposure to transportation and leasing while it decreased holdings in the hospital, prerefunded/ETM (escrowed to maturity) and special tax sectors. Across localities, the Fund increased its exposure to Florida and the District of Columbia, and decreased its exposure to Georgia, Puerto Rico and Pennsylvania. Regarding ratings, the Fund increased its exposure to credits rated BB and B, while decreasing exposure to credits rated AA and BBB.6

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund held overweight exposure relative to the Bloomberg Barclays Municipal Bond Index in the hospital and tobacco sectors, and underweight exposure to the state and local general obligations sectors. Across localities, the Fund held relatively overweight exposure to bonds from Puerto Rico and Illinois, and underweight exposure to bonds from New York and Texas. As of the same date, the Fund held an overweight position relative to the Index in credits rated BBB and lower, and an underweight position in securities rated AA and AAA.

4.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

5.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

6.

An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay High Yield Municipal Bond Fund

Portfolio of Investments October 31, 2020

	Principal Amount	Value
Municipal Bonds 92.1%† Long-Term Municipal Bonds 86%
Alabama 0.7%
Alabama Special Care Facilities Financing Authority-Birmingham AL, Methodist Home for the Aging, Revenue Bonds Series S 5.75%, due 6/1/45	$1,250,000	$1,264,775
County of Jefferson AL, Sewer, Revenue Bonds
Senior Lien-Series A, Insured: AGM 5.50%, due 10/1/53	11,960,000	13,306,935
Series D 6.00%, due 10/1/42	2,500,000	2,898,125
Homewood Educational Building Authority, Samford University Project, Revenue Bonds
Series A 4.00%, due 12/1/33	400,000	453,276
Series A 4.00%, due 12/1/35	1,000,000	1,125,350
Series A 4.00%, due 12/1/36	615,000	689,181
Series A 4.00%, due 12/1/37	650,000	725,940
Series A 4.00%, due 12/1/39	1,760,000	1,953,037
Series A 4.00%, due 12/1/41	2,750,000	3,030,720
Montgomery Educational Building Authority, Faulkner University, Revenue Bonds Series A 5.00%, due 10/1/43	5,080,000	5,260,035
Prichard Water Works & Sewer Board, Revenue Bonds 4.00%, due 11/1/49	3,000,000	3,231,630
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Revenue Bonds (a)
Series A 4.50%, due 5/1/32	5,000,000	5,341,900
Series A 5.25%, due 5/1/44	16,500,000	18,122,445

		57,403,349

Alaska 0.6%
Alaska Industrial Development & Export Authority, Interior Gas Utility Project, Revenue Bonds 5.00%, due 6/1/40	1,795,000	1,982,685
5.00%, due 6/1/50	3,485,000	3,785,442

	Principal Amount	Value
Alaska (continued)
Alaska Industrial Development & Export Authority, Tanana Chiefs Conference Project, Revenue Bonds
Series A 4.00%, due 10/1/44	$10,000,000	$11,128,100
Series A 4.00%, due 10/1/49	6,140,000	6,787,586
Northern Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	24,160,000	24,262,438

		47,946,251

Arizona 1.2%
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	7,945,000	8,258,351
Arizona Industrial Development Authority, Revenue Bonds Series B 5.00%, due 3/1/37 (a)	3,280,000	3,440,130
Arizona Industrial Development Authority, American Charter Schools, Revenue Bonds (a) 6.00%, due 7/1/37	3,035,000	3,542,998
6.00%, due 7/1/47	6,935,000	7,956,803
Arizona Industrial Development Authority, Basis Schools Projects, Revenue Bonds Series A 5.375%, due 7/1/50 (a)	1,500,000	1,605,825
Arizona Industrial Development Authority, Eastern Michigan University Parking Project, Revenue Bonds 5.00%, due 5/1/51	1,000,000	1,003,560
Arizona Industrial Development Authority, NCCU Properties LLC, Central University Project, Revenue Bonds
Series A, Insured: BAM 4.00%, due 6/1/44	2,500,000	2,701,225
Series A, Insured: BAM 5.00%, due 6/1/58	3,000,000	3,453,840
Arizona Industrial Development Authority, Revenue Bonds (a)
5.00%, due 6/1/31	4,000,000	3,933,760
Series B 5.00%, due 3/1/42	3,435,000	3,563,263
Series A 5.00%, due 12/15/50	1,500,000	1,580,685

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
Arizona Industrial Development Authority, University of Indianapolis, Health Pavilion Project, Revenue Bonds
Series A 4.00%, due 10/1/49	$1,000,000	$1,017,060
Series A 5.00%, due 10/1/45	1,875,000	2,092,275
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds 6.00%, due 7/1/43	2,450,000	2,599,719
Industrial Development Authority of the City of Phoenix, Basis Schools Projects, Revenue Bonds (a)
Series A 5.00%, due 7/1/35	1,700,000	1,804,992
5.00%, due 7/1/45	1,000,000	1,045,550
Series A 5.00%, due 7/1/46	4,120,000	4,305,894
Industrial Development Authority of the City of Phoenix, Downtown Phoenix Student LLC, Revenue Bonds
Series A 5.00%, due 7/1/37	1,000,000	1,070,820
Series A 5.00%, due 7/1/59	2,200,000	2,281,246
Industrial Development Authority of the City of Phoenix, Great Hearts Academies, Revenue Bonds 6.40%, due 7/1/47	1,000,000	1,038,880
Industrial Development Authority of the City of Phoenix, Villa Montessori, Inc., Revenue Bonds 5.00%, due 7/1/45	1,150,000	1,222,093
Industrial Development Authority of the County of Pima, American Leadership AC, Revenue Bonds 5.625%, due 6/15/45 (a)	3,985,000	4,202,063
Industrial Development Authority of the County of Pima, Charter Schools Project, Revenue Bonds Series Q 5.375%, due 7/1/31	1,815,000	1,870,866
Industrial Development Authority of the County of Yavapai, Agribusiness & Equine Center, Revenue Bonds 7.875%, due 3/1/42	500,000	512,415

	Principal Amount	Value
Arizona (continued)
Maricopa County Industrial Development Authority, Horizon Community Learning Center, Revenue Bonds 5.00%, due 7/1/35	$3,000,000	$3,124,200
Maricopa County Pollution Control Corp., El Paso Electric Co. Project, Revenue Bonds
Series A 3.60%, due 2/1/40	14,400,000	15,408,864
Series B 3.60%, due 4/1/40	9,000,000	9,625,770
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	895,000	895,448
Pinal County Industrial Development Authority, Environmental Facilities, Revenue Bonds 7.25%, due 10/1/33 (a)(b)	3,300,000	3,203,079

		98,361,674

Arkansas 0.6%
Arkansas Development Finance Authority, Baptist Health, Revenue Bonds 4.00%, due 12/1/44	650,000	715,923
Arkansas Development Finance Authority, Revenue Bonds 4.75%, due 9/1/49 (a)(b)	44,000,000	43,797,160
Series C 5.00%, due 2/1/33	1,425,000	1,582,163
Series C 5.00%, due 2/1/35	1,170,000	1,294,277
Arkansas Development Finance Authority, Washington Regional Medical Center, Revenue Bonds 4.00%, due 2/1/42	6,725,000	7,249,685

		54,639,208

California 8.2%
Alameda Corridor Transportation Authority, Revenue Bonds Series 1999-A, Insured: NATL-RE (zero coupon), due 10/1/35	3,440,000	2,261,766
Antelope Valley Healthcare District, Revenue Bonds Series A 5.00%, due 3/1/46	1,095,000	1,085,200

12	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Bassett Unified School District, Unlimited General Obligation
Series C, Insured: NATL-RE (zero coupon), due 8/1/41	$2,050,000	$1,185,577
Series C, Insured: NATL-RE (zero coupon), due 8/1/42	2,000,000	1,114,060
California Community Housing Agency, Revenue Bonds Series A 5.00%, due 2/1/50 (a)	17,500,000	19,522,300
California County Tobacco Securitization Agency, Revenue Bonds 5.25%, due 6/1/46	3,275,000	3,274,935
California Infrastructure & Economic Development Bank, Wonderful Foundations Charter School, Revenue Bonds 5.00%, due 1/1/55 (a)	3,325,000	3,427,609
California Municipal Finance Authority, Baptist University, Revenue Bonds (a)
Series A 5.375%, due 11/1/40	3,000,000	3,199,050
Series A 5.50%, due 11/1/45	6,000,000	6,387,060
California Municipal Finance Authority, CHF Davis 1 LLC, Revenue Bonds 5.00%, due 5/15/48	20,000,000	22,979,800
California Municipal Finance Authority, Healthright 360, Revenue Bonds Series A 5.00%, due 11/1/49 (a)	2,000,000	2,095,360
California Municipal Finance Authority, LAX Integrated Express Solutions Project, Revenue Bonds (b)
Insured: AGM 3.25%, due 12/31/32	5,965,000	6,256,271
Series A 5.00%, due 12/31/43	36,000,000	41,037,840
Series B 5.00%, due 6/1/48	3,000,000	3,396,750
California Municipal Finance Authority, NorthBay Healthcare, Revenue Bonds Series A 5.00%, due 11/1/47	5,515,000	6,073,283
California Municipal Finance Authority, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/46 (a)	2,665,000	2,805,579

	Principal Amount	Value
California (continued)
California Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	$1,525,000	$1,554,890
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	1,000,000	1,044,190
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds Series B 4.00%, due 7/15/29 (b)	20,000,000	19,911,800
California Municipal Finance Authority, West Village Student Housing Project, Revenue Bonds 5.00%, due 5/15/51	20,000,000	22,928,600
California Municipal Finance Authority, William Jessup University, Revenue Bonds
5.00%, due 8/1/28	1,000,000	1,081,190
5.00%, due 8/1/48	2,675,000	2,729,891
California School Finance Authority, High Tech High Learning Project, Revenue Bonds Series A 5.00%, due 7/1/49 (a)	3,000,000	3,246,630
California School Finance Authority, Teach Public Schools Obligated Group, Revenue Bonds Series A 5.00%, due 6/1/58 (a)	2,000,000	2,085,420
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A 6.375%, due 11/1/43	3,535,000	3,843,570
7.50%, due 11/1/41	1,000,000	1,070,810
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (a)
Series A 5.00%, due 6/1/36	2,250,000	2,335,208
Series A 5.00%, due 6/1/46	2,000,000	2,043,820
Series A 5.00%, due 6/1/51	1,250,000	1,285,550
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds 5.625%, due 11/1/33	680,000	719,943
5.875%, due 11/1/43	435,000	458,555

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds
Series A 5.00%, due 12/1/41 (a)	$1,700,000	$1,857,590
Series A 5.00%, due 12/1/46 (a)	4,545,000	4,918,372
Series A 5.25%, due 12/1/56 (a)	20,000,000	22,006,400
5.50%, due 12/1/54	3,800,000	4,112,132
Series A 5.50%, due 12/1/58 (a)	24,275,000	27,451,384
California Statewide Communities Development Authority, Methodist Hospital of Southern California Project, Revenue Bonds 4.375%, due 1/1/48	2,185,000	2,309,785
5.00%, due 1/1/43	7,500,000	8,666,925
California Statewide Communities Development Authority, Redlands Community Hospital Obligated Group, Revenue Bonds 5.00%, due 10/1/46	1,560,000	1,744,002
California Statewide Communities Development Authority, University of California, Irvine Campus Apartments, Revenue Bonds Series A 5.00%, due 5/15/50	2,000,000	2,195,860
California Statewide Financing Authority, Turbo Pooled Program C, Revenue Bonds (zero coupon), due 6/1/55	128,700,000	9,259,965
Cathedral City Public Financing Authority, Tax Allocation
Series A, Insured: NATL-RE (zero coupon), due 8/1/23	925,000	891,635
Series A, Insured: NATL-RE (zero coupon), due 8/1/26	1,085,000	983,683
City of San Buenaventura CA, Community Memorial Health System, Revenue Bonds 7.50%, due 12/1/41	6,150,000	6,422,875
Davis Redevelopment Agency, Davis Redevelopment Project, Tax Allocation Series A 7.00%, due 12/1/36	1,375,000	1,473,739

	Principal Amount	Value
California (continued)
Del Mar Race Track Authority, Revenue Bonds 5.00%, due 10/1/35	$1,665,000	$1,602,263
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/38	10,000,000	4,074,200
Series C (zero coupon), due 8/1/39	17,900,000	6,863,397
Series C (zero coupon), due 8/1/43	16,000,000	4,833,920
Series C (zero coupon), due 8/1/44	8,000,000	2,283,760
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Subseries B-2 3.50%, due 1/15/53 (c)	13,715,000	14,549,832
Series C 6.50%, due 1/15/43	5,000,000	5,694,750
Fresno Unified School District, Election 2001, Unlimited General Obligation Series G (zero coupon), due 8/1/41	10,000,000	2,516,900
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A-2 5.30%, due 6/1/37 (c)	20,365,000	21,001,814
Golden State Tobacco Securitization Corp., Revenue Bonds
Series B (zero coupon), due 6/1/47	625,000,000	132,825,000
Series A-1 3.50%, due 6/1/36	7,575,000	7,672,566
Series A-1 5.00%, due 6/1/47	20,385,000	20,968,419
Series A-2 5.00%, due 6/1/47	33,460,000	34,417,625
Series A-1 5.25%, due 6/1/47	4,000,000	4,121,680
Hastings Campus Housing Finance Authority, Revenue Bonds Series A 5.00%, due 7/1/61	60,000,000	61,521,600
Inland Empire Tobacco Securitization Authority, Revenue Bonds Series E (zero coupon), due 6/1/57 (a)	30,000,000	1,643,400
Mendocino-Lake Community College District, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/39	8,400,000	2,221,128

14	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Riverside County Transportation Commission, Revenue Bonds Senior Lien-Series A 5.75%, due 6/1/48	$1,480,000	$1,598,444
Rohnerville School District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/42	1,000,000	538,480
Series B, Insured: AGM (zero coupon), due 8/1/47	1,000,000	450,800
San Francisco City & County Redevelopment Agency, District #6 Mission Bay Public, Special Tax
Series C (zero coupon), due 8/1/37	5,015,000	2,066,982
Series C (zero coupon), due 8/1/38	2,000,000	770,960
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment, Tax Allocation Series D 7.00%, due 8/1/41	435,000	442,060
San Joaquin Hills Transportation Corridor Agency, Junior Lien, Revenue Bonds
Series B 5.25%, due 1/15/44	16,500,000	18,182,340
Series B 5.25%, due 1/15/49	4,220,000	4,633,476
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds Senior Lien-Series A 5.00%, due 1/15/50	18,150,000	19,866,990
Santa Ana Unified School District, Election 2008, Unlimited General Obligation Series B, Insured: AGC (zero coupon), due 8/1/47	25,000,000	10,090,500
Sierra Kings Health Care District, Unlimited General Obligation 5.00%, due 8/1/37	2,465,000	2,725,575
Stockton Unified School District, Election 2008, Unlimited General Obligation
Series D, Insured: AGM (zero coupon), due 8/1/42	9,080,000	5,336,679
Series B (zero coupon), due 6/1/50	16,260,000	2,595,909
Tobacco Securitization Authority of Northern California, Revenue Bonds
Series A-1 5.375%, due 6/1/38	2,470,000	2,478,694
Series A-1 5.50%, due 6/1/45	5,100,000	5,125,449

	Principal Amount	Value
California (continued)
Tobacco Securitization Authority of Southern California, Asset-Backed, Revenue Bonds Series B-2, Class A (zero coupon), due 6/1/54	$19,000,000	$3,256,220
Turlock Public Financing Authority, Tax Allocation 7.50%, due 9/1/39	500,000	511,865
Westminster School District, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/53	20,000,000	2,387,800

		698,608,331

Colorado 2.9%
3rd and Havana Metropolitan District, Limited General Obligation Series A 5.25%, due 12/1/49	2,250,000	2,263,140
Arista Metropolitan District, Limited General Obligation Series A 5.125%, due 12/1/48	3,500,000	3,642,555
Arkansas River Power Authority, Revenue Bonds Series A 5.00%, due 10/1/43	14,675,000	16,578,054
Belleview Station Metropolitan District No. 2, Limited General Obligation 5.125%, due 12/1/46	2,375,000	2,410,221
Broadway Park North Metropolitan District No. 2, Limited General Obligation (a) 5.00%, due 12/1/40	1,000,000	1,033,510
5.00%, due 12/1/49	1,000,000	1,022,630
Broadway Station Metropolitan District No. 2, Unlimited General Obligation Series A 5.125%, due 12/1/48	3,000,000	3,110,280
Central Platte Valley Metropolitan District, Unlimited General Obligation Series A 5.375%, due 12/1/33	1,500,000	1,622,730
City & County of Denver CO, United Airlines Project, Revenue Bonds 5.00%, due 10/1/32 (b)	7,100,000	7,195,921
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-2 3.25%, due 8/1/49	12,000,000	11,585,520

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds (continued)
Series A 4.00%, due 8/1/44	$20,195,000	$21,902,083
Series A 4.00%, due 8/1/49	5,905,000	6,360,748
Series A-2 5.00%, due 8/1/44	12,000,000	14,199,840
Colorado Health Facilities Authority, Covenant Retirement Communities, Revenue Bonds 5.00%, due 12/1/35	3,500,000	3,892,210
Series A 5.00%, due 12/1/48	7,500,000	8,479,650
Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project, Revenue Bonds Series A 5.25%, due 5/15/47	2,000,000	2,276,600
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds Series A 5.75%, due 2/1/44	4,175,000	4,411,889
Copper Ridge Metropolitan District, Revenue Bonds 5.00%, due 12/1/39	4,250,000	4,005,455
Copperleaf Metropolitan District No. 4, Limited General Obligation Series A 5.00%, due 12/1/49	1,500,000	1,518,645
Denver Health & Hospital Authority, 550 Acoma, Inc., Certificates of Participation 5.00%, due 12/1/48	1,755,000	2,018,636
Denver Health & Hospital Authority, Revenue Bonds Series A 5.25%, due 12/1/45	4,250,000	4,534,240
Dominion Water & Sanitation District, Revenue Bonds
Senior Lien 5.75%, due 12/1/36	9,935,000	10,357,237
6.00%, due 12/1/46	980,000	1,022,297
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 9/1/22	5,000,000	4,945,100

	Principal Amount	Value
Colorado (continued)
E-470 Public Highway Authority, Revenue Bonds (continued)
Series B, Insured: NATL-RE (zero coupon), due 9/1/25	$245,000	$234,879
Series B, Insured: NATL-RE (zero coupon), due 9/1/26	4,540,000	4,264,240
Series B, Insured: NATL-RE (zero coupon), due 9/1/29	4,510,000	3,917,160
Series B, Insured: NATL-RE (zero coupon), due 9/1/30	500,000	422,190
Series B, Insured: NATL-RE (zero coupon), due 9/1/35	2,245,000	1,301,988
Series B, Insured: NATL-RE (zero coupon), due 9/1/37	1,170,000	612,284
Series B, Insured: NATL-RE (zero coupon), due 9/1/39	515,000	242,962
(zero coupon), due 9/1/40	5,250,000	3,162,023
(zero coupon), due 9/1/41	3,925,000	2,272,340
Eagle County Airport Terminal Corp., Revenue Bonds Series B 5.00%, due 5/1/33 (b)	2,435,000	2,750,211
Fruita Co. Healthcare, Canyons Hospital & Medical Center Project, Revenue Bonds Series A 5.50%, due 1/1/48 (a)	10,000,000	10,699,200
Green Valley Ranch East Metropolitan District No. 6, Limited General Obligation Series A 5.875%, due 12/1/50	1,325,000	1,371,441
Jefferson Center Metropolitan District No. 1, Revenue Bonds Series B 5.75%, due 12/15/50	4,615,000	4,719,991
Jones District Community Authority Board, Revenue Bonds Series A (zero coupon), due 12/1/50	5,050,000	3,821,790
Karl’s Farm Metropolitan District No. 2, Limited General Obligation Series A 5.625%, due 12/1/50 (a)	1,485,000	1,517,239
Mayfield Metropolitan District, Limited General Obligation Series A 5.75%, due 12/1/50	1,190,000	1,251,797
Mirabelle Metropolitan District No. 2, Limited General Obligation Series A 5.00%, due 12/1/49	1,250,000	1,262,900

16	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Nine Mile Metropolitan District, Revenue Bonds 5.125%, due 12/1/40	$1,505,000	$1,508,883
North Range Metropolitan general Obligation 5.25%, due 12/1/50	2,000,000	1,999,840
Park Creek Metropolitan District, Revenue Bonds
Series A, Insured: AGM 4.00%, due 12/1/39	4,055,000	4,750,838
Series A, Insured: AGM 4.00%, due 12/1/46	21,450,000	24,668,358
Park Creek Metropolitan District, Senior Ltd., Property, Tax Allocation Senior Lien-Series A 5.00%, due 12/1/45	4,000,000	4,587,040
Raindance Metropolitan District No. 2, Limited General Obligation Series A 5.00%, due 12/1/49	2,500,000	2,525,125
Raindance Metropolitan District No. 2, Non-Potable Wat Enterprise Revenue Bonds Series 2020 5.25%, due 12/1/50	1,500,000	1,512,690
Southglenn Metropolitan District, Special Revenue, Limited General Obligation 5.00%, due 12/1/46	2,100,000	2,129,274
Sterling Ranch Community Authority Board, Revenue Bonds
Series A 4.25%, due 12/1/50	1,250,000	1,283,000
Series A 5.00%, due 12/1/47	3,500,000	3,546,200
Village Metropolitan District, Limited General Obligation 5.00%, due 12/1/40	750,000	781,328
5.00%, due 12/1/49	1,000,000	1,030,080
Villages at Castle Rock CO, Metropolitan District No. 6, Cobblestone Ranch Project, Limited General Obligation Series 2 (zero coupon), due 12/1/37	44,000,000	13,678,720

		248,215,202

Connecticut 0.6%
City of Hartford CT, Unlimited General Obligation
Series B, Insured: State Guaranteed 5.00%, due 4/1/26	60,000	65,874

	Principal Amount	Value
Connecticut (continued)
City of Hartford CT, Unlimited General Obligation (continued)
Series B, Insured: State Guaranteed 5.00%, due 4/1/27	$500,000	$547,100
Series B, Insured: State Guaranteed 5.00%, due 4/1/30	640,000	694,816
Series B, Insured: State Guaranteed 5.00%, due 4/1/33	100,000	107,959
Connecticut Health & Educational Facilities Authority, Griffin Health Obligated Group, Revenue Bonds Series G-1 5.00%, due 7/1/50 (a)	1,750,000	1,852,917
Connecticut Health & Educational Facilities Authority, Mary Wade Home Issue, Revenue Bonds (a)
Series A-1 4.50%, due 10/1/34	2,350,000	2,353,008
Series A-1 5.00%, due 10/1/39	1,000,000	1,020,250
Connecticut State Health & Educational Facilities Authority, McLean Issue, Revenue Bonds (a)
Series B-1 3.25%, due 1/1/27	750,000	754,335
Series A 5.00%, due 1/1/30	500,000	549,155
Connecticut State Health & Educational Facilities Authority, University of Hartford Issue, Revenue Bonds
Series N 4.00%, due 7/1/39	5,850,000	5,806,827
Series N 4.00%, due 7/1/49	7,750,000	7,333,515
Series N 5.00%, due 7/1/31	575,000	638,210
Series N 5.00%, due 7/1/32	575,000	633,380
Series N 5.00%, due 7/1/33	475,000	518,662
Series N 5.00%, due 7/1/34	700,000	762,006
Connecticut State Health & Educational Facility Authority, Church Home of Hartford, Inc., Revenue Bonds Series A 5.00%, due 9/1/53 (a)	1,500,000	1,527,975
Connecticut State Health & Educational Facility Authority, University of New Haven, Revenue Bonds Series K-3 5.00%, due 7/1/48	3,695,000	3,856,176

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
Connecticut State Higher Education Supplement Loan Authority, Revenue Bonds Series B 3.25%, due 11/15/35 (b)	$9,020,000	$9,026,134
Hartford Stadium Authority, Stadium Authority Lease, Revenue Bonds Series A 5.00%, due 2/1/36	1,475,000	1,398,698
State of Connecticut, Unlimited General Obligation
Series C 5.00%, due 6/15/28	5,000,000	6,435,350
Series E 5.00%, due 9/15/37	2,250,000	2,749,860

		48,632,207

Delaware 0.6%
Delaware State Health Facilities Authority, Beebe Medical Center, Revenue Bonds 4.25%, due 6/1/38	2,235,000	2,447,258
4.375%, due 6/1/48	9,650,000	10,385,137
5.00%, due 6/1/37	1,000,000	1,187,600
5.00%, due 6/1/43	5,000,000	5,858,750
Delaware State Health Facilities Authority, Christiana Health Care System Obligated Group, Revenue Bonds Series A 5.00%, due 10/1/40	7,000,000	8,708,210
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds 5.00%, due 7/1/32	3,855,000	4,317,330
Kent County DE, Student Housing & Dining Facility, CHF-Dover LLC, Delaware State University Project, Revenue Bonds
Series A 5.00%, due 7/1/40	1,050,000	1,019,225
Series A 5.00%, due 7/1/48	2,735,000	2,620,239
Series A 5.00%, due 7/1/53	4,340,000	4,112,758
Series A 5.00%, due 7/1/58	6,950,000	6,514,443

		47,170,950

	Principal Amount	Value
District of Columbia 2.3%
District of Columbia International School, Revenue Bonds 5.00%, due 7/1/49	$1,670,000	$1,881,121
5.00%, due 7/1/54	1,905,000	2,140,420
District of Columbia, Center Strategic & International Studies, Revenue Bonds 6.625%, due 3/1/41	1,000,000	1,020,840
District of Columbia, Friendship Public Charter School, Revenue Bonds 5.00%, due 6/1/46	1,400,000	1,527,358
District of Columbia, Howard University, Revenue Bonds Series A 6.50%, due 10/1/41	885,000	907,302
District of Columbia, KIPP DC Project, Revenue Bonds 4.00%, due 7/1/49	1,375,000	1,453,458
District of Columbia, Methodist Home, Revenue Bonds Series A-R 5.25%, due 1/1/39	1,015,000	904,598
District of Columbia, Provident Group-Howard Properties, Revenue Bonds 5.00%, due 10/1/30	1,500,000	1,479,450
5.00%, due 10/1/45	5,355,000	4,960,444
District of Columbia, Revenue Bonds 5.00%, due 6/1/55	4,200,000	4,711,266
District of Columbia, Tobacco Settlement Financing Corp., Revenue Bonds Series A (zero coupon), due 6/15/46	85,000,000	17,603,500
District of Columbia, Unrefunded-Howard University, Revenue Bonds Series A 6.25%, due 10/1/32	1,400,000	1,434,020
Metropolitan Washington Airports Authority Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds
Series B 4.00%, due 10/1/44	23,780,000	26,124,708
Series B 4.00%, due 10/1/49	6,185,000	6,750,124
Insured: AGM 4.00%, due 10/1/53	17,500,000	19,136,075
Series B 4.00%, due 10/1/53	53,285,000	57,915,999
Metropolitan Washington Airports Authority Dulles Toll Road, Metrorail & Capital, Revenue Bonds 5.00%, due 10/1/53	40,000,000	41,674,000

18	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
District of Columbia (continued)
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds 2nd Senior Lien (zero coupon), due 10/1/39	$5,005,000	$2,732,179

		194,356,862

Florida 3.2%
Capital Projects Finance Authority, Revenue Bonds Series F-1, Insured: NATL-RE 5.00%, due 10/1/31	4,120,000	4,120,000
Capital Trust Agency, Inc., Odyssey Charter School, Revenue Bonds Series A 5.50%, due 7/1/47 (a)	2,000,000	2,129,260
Capital Trust Agency, Inc., Wonderful Foundations Charter School, Revenue Bonds
(zero coupon), due 1/1/60	16,000,000	991,200
5.00%, due 1/1/55 (a)	10,780,000	10,799,727
Celebration Pointe Community Development District, Special Assessment 5.125%, due 5/1/45	2,630,000	2,719,525
City of Atlantic Beach FL, Fleet Landing Project, Revenue Bonds Series B 5.625%, due 11/15/43	1,500,000	1,586,520
City of Atlantic Beach Health Care Facilities, Fleet Landing Project, Revenue Bonds
Series B-2 3.00%, due 11/15/23	3,500,000	3,500,070
Series B-1 3.25%, due 11/15/24	2,155,000	2,155,323
Series A 5.00%, due 11/15/48	3,000,000	3,219,240
City of Fort Myers FL, Utility System Revenue Bonds Series A 4.00%, due 10/1/49	10,500,000	11,994,360
City of Orlando FL, Unrefunded Third Lien, Tourist Development Tax, Revenue Bonds Insured: AGC 5.50%, due 11/1/38	325,000	325,764
City of Tallahassee FL, Memorial Healthcare, Inc., Revenue Bonds Series A 5.00%, due 12/1/55	7,500,000	8,209,800

	Principal Amount	Value
Florida (continued)
Collier County Educational Facilities Authority, Marian University Project, Revenue Bonds 5.25%, due 6/1/28	$2,250,000	$2,328,165
6.125%, due 6/1/43	2,500,000	2,582,000
County of Bay FL, Bay Haven Charter Academy, Inc., Revenue Bonds
Series A 5.00%, due 9/1/45	250,000	262,453
Series A 6.00%, due 9/1/40	1,000,000	1,002,660
County of Osceola FL, Transportation Revenue Bonds
Series A-1 4.00%, due 10/1/54	4,345,000	4,602,311
Series A-1 5.00%, due 10/1/44	4,730,000	5,516,977
Series A-1 5.00%, due 10/1/49	6,900,000	7,995,927
Escambia County Health Facilities Authority Revenue, Baptist Health Care Corp., Revenue Bonds
Insured: AGM 4.00%, due 8/15/50	4,510,000	4,897,860
Series A 4.00%, due 8/15/50	9,990,000	10,590,399
Florida Development Finance Corp., Florida Charter Foundation, Inc. Projects, Revenue Bonds Series A 4.75%, due 7/15/36 (a)	4,605,000	4,822,264
Florida Development Finance Corp., Mater Academy Project, Revenue Bonds
Series A 5.00%, due 6/15/50	6,500,000	7,212,010
Series A 5.00%, due 6/15/55	5,100,000	5,622,954
Florida State Higher Educational Facilities Financial Authority, Ringling College Project, Revenue Bonds 4.00%, due 3/1/47	6,670,000	6,381,523
Florida State Higher Educational Facilities Financial Authority, Saint Leo University Project, Revenue Bonds 5.00%, due 3/1/44	1,370,000	1,454,022
5.00%, due 3/1/49	1,630,000	1,721,459
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds 4.00%, due 8/1/50	100,000,000	107,716,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Lee County Industrial Development Authority, Preserve Project, Revenue Bonds Series A 5.75%, due 12/1/52 (a)	$7,425,000	$7,360,106
Martin County Health Facilities Authority, Martin Memorial Medical Center, Revenue Bonds 5.00%, due 11/15/45	3,500,000	4,149,705
Miami Beach Health Facilities Authority, Sinai Medical Center Florida, Revenue Bonds 5.00%, due 11/15/29	1,825,000	1,926,196
5.00%, due 11/15/39	2,230,000	2,444,258
Mid-Bay Bridge Authority, Revenue Bonds
Series A 5.00%, due 10/1/35	1,500,000	1,688,370
Series C 5.00%, due 10/1/40	1,000,000	1,104,280
Series A 7.25%, due 10/1/40	2,500,000	2,658,200
North Sumter County Utility Dependent District, Revenue Bonds 5.00%, due 10/1/49	2,750,000	3,310,120
5.00%, due 10/1/54	7,000,000	8,392,160
Osceola County Expressway Authority, Poinciana, Revenue Bonds Senior Lien (zero coupon), due 10/1/36 (c)	4,000,000	4,844,520
Pinellas County Educational Facilities Authority, Pinellas Academy Math & Science Project, Revenue Bonds Series A 5.00%, due 12/15/48 (a)	3,280,000	3,595,569
Polk County Industrial Development Authority, Carpenter’s Home Estates, Inc. Project, Revenue Bonds 5.00%, due 1/1/49	1,750,000	1,833,510
5.00%, due 1/1/55	800,000	835,160
Seminole County Industrial Development Authority, Legacy Pointe at UCF Project, Revenue Bonds 5.25%, due 11/15/39	1,000,000	921,940
Series A 5.50%, due 11/15/49	1,000,000	907,490
5.75%, due 11/15/54	1,000,000	918,040
V-Dana Community Development District, Assessment Area 1-2020 Project, Special Assessment 4.00%, due 5/1/51 (a)	1,200,000	1,208,496

		274,557,893

	Principal Amount	Value
Georgia 1.4%
Cedartown Polk County Hospital Authority, Antic Certs-Polk Medical Center, Revenue Bonds 5.00%, due 7/1/39	$8,100,000	$9,077,832
Cobb County Development Authority, Kennesaw State University, Revenue Bonds Junior Lien 5.00%, due 7/15/38	2,390,000	2,540,809
Fulton County Residential Care Facilities for the Elderly Authority, Lenbrook Square Foundation, Inc., Revenue Bonds 5.00%, due 7/1/36	4,000,000	4,238,240
Gainesville & Hall County Development Authority, Educational Facilities, Riverside Military Academy, Revenue Bonds 5.125%, due 3/1/52	1,500,000	1,334,565
Main Street Natural Gas, Inc., Revenue Bonds
Series A 4.00%, due 5/15/39	6,800,000	7,523,656
Series A 5.00%, due 5/15/38	3,500,000	4,700,640
Series A 5.00%, due 5/15/49	18,750,000	26,077,688
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
Series B 4.00%, due 1/1/49	35,610,000	39,048,145
5.00%, due 1/1/56	6,000,000	7,095,960
Series A 5.00%, due 1/1/63	3,000,000	3,547,980
Municipal Electric Authority of Georgia, Revenue Bonds Series A 4.00%, due 1/1/49	7,200,000	7,935,912
Private Colleges & Universities Authority, Mercer University Project, Revenue Bonds 5.00%, due 10/1/45	6,000,000	6,395,400

		119,516,827

Guam 1.0%
Antonio B. Won Pat International Airport Authority, Revenue Bonds Series C 6.375%, due 10/1/43 (b)	3,000,000	3,220,650

20	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Guam (continued)
Guam Department of Education, John F. Kennedy High School Refunding & Energy Efficiency Project, Certificate of Participation
Series A 4.25%, due 2/1/30	$1,190,000	$1,202,400
Series A 5.00%, due 2/1/40	5,125,000	5,231,087
Guam Government Waterworks Authority, Water & Wastewater Systems Revenue, Revenue Bonds 5.00%, due 7/1/40	9,020,000	10,367,498
Guam Government, Business Privilege Tax, Revenue Bonds Series A 5.125%, due 1/1/42	3,420,000	3,515,008
Guam Government, Hotel Occupancy Tax, Revenue Bonds Series A 6.50%, due 11/1/40	3,990,000	4,036,563
Guam Government, Waterworks Authority, Revenue Bonds 5.00%, due 1/1/46	4,200,000	4,699,002
5.50%, due 7/1/43	13,565,000	15,409,840
Port Authority of Guam, Revenue Bonds Series A 5.00%, due 7/1/48	5,200,000	6,024,824
Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/29	1,455,000	1,628,494
Series D 5.00%, due 11/15/39	26,250,000	28,773,150

		84,108,516

Hawaii 0.5%
Kauai County Community Facilities District, Kukui’ula Development Project, Special Tax
Series 2008-1 5.00%, due 5/15/44	1,300,000	1,420,692
Series 2008-1 5.00%, due 5/15/49	2,750,000	2,994,832
State of Hawaii Department of Budget & Finance, Hawaii Pacific University, Revenue Bonds 6.625%, due 7/1/33	2,085,000	2,149,927
Series A 6.875%, due 7/1/43	4,640,000	4,765,466

	Principal Amount	Value
Hawaii (continued)
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Inc, Revenue Bonds (b) 3.50%, due 10/1/49	$25,875,000	$26,117,449
Series B 4.00%, due 3/1/37	4,200,000	4,465,944
State of Hawaii Department of Budget & Finance, Revenue Bonds 5.00%, due 1/1/45 (a)	1,500,000	1,222,980

		43,137,290

Idaho 0.0%‡
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue Bonds 5.00%, due 9/1/37	1,000,000	1,111,300

Illinois 11.2%
Bridgeview Finance Corp., Sales Tax, Revenue Bonds Series A 5.00%, due 12/1/37	1,260,000	1,187,021
Chicago Board of Education Dedicated Capital Improvement, Revenue Bonds 5.00%, due 4/1/37	435,000	475,003
Chicago Board of Education Dedicated Capital Improvement, Unlimited General Obligation
Series C 5.00%, due 12/1/34	2,270,000	2,460,294
Series B 7.00%, due 12/1/42 (a)	10,000,000	12,432,700
Series A 7.00%, due 12/1/46 (a)	4,000,000	4,944,320
Chicago Board of Education, Dedicated Capital Improvement, Revenue Bonds 5.00%, due 4/1/35	1,615,000	1,769,071
5.00%, due 4/1/36	1,270,000	1,390,726
5.00%, due 4/1/42	3,500,000	3,771,635
Chicago Board of Education, Revenue Bonds 5.00%, due 4/1/46	5,000,000	5,350,050
6.00%, due 4/1/46	35,000,000	40,213,600
Chicago Board of Education, School Reform Board, Unlimited General Obligation Series A-A, Insured: AGC 5.50%, due 12/1/26	19,400,000	22,843,888
Chicago Board of Education, School Reform, Unlimited General Obligation
Series A, Insured: NATL-RE (zero coupon), due 12/1/27	5,425,000	4,400,272
Series B-1, Insured: NATL-RE (zero coupon), due 12/1/30	13,300,000	9,451,379

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Chicago Board of Education, School Reform, Unlimited General Obligation (continued)
Series A, Insured: NATL-RE (zero coupon), due 12/1/31	$170,000	$115,615
Series B-1, Insured: NATL-RE (zero coupon), due 12/1/31	1,095,000	744,699
Chicago Board of Education, Unlimited General Obligation
Series F 5.00%, due 12/1/31	21,515,000	21,538,666
Series B 5.00%, due 12/1/32	1,250,000	1,375,063
Series B 5.00%, due 12/1/33	3,450,000	3,634,788
Series G 5.00%, due 12/1/34	5,000,000	5,419,150
Series H 5.00%, due 12/1/36	4,730,000	5,092,223
Series A 5.00%, due 12/1/41	1,805,000	1,818,880
Series A 5.00%, due 12/1/42	21,065,000	21,329,366
Series D 5.00%, due 12/1/46	6,500,000	6,871,735
Series H 5.00%, due 12/1/46	7,000,000	7,379,540
Series A, Insured: NATL-RE 5.25%, due 12/1/20	860,000	863,001
Series C 5.25%, due 12/1/39	1,405,000	1,479,535
Series A 5.25%, due 12/1/41	5,295,000	5,348,903
Series A 5.50%, due 12/1/39	6,995,000	7,088,873
Series B 6.50%, due 12/1/46	1,900,000	2,220,264
Series A 7.00%, due 12/1/44	11,375,000	13,407,030
Chicago O’Hare International Airport Special Facility, AMT-Trips Obligated Group, Revenue Bonds (b)
5.00%, due 7/1/38	1,500,000	1,711,095
5.00%, due 7/1/48	5,000,000	5,587,500
Chicago Transit Authority, Second Lien, Revenue Bonds 5.00%, due 12/1/46	9,000,000	10,386,540
Chicago, Unlimited General Obligation
Series A 5.50%, due 1/1/49	18,650,000	19,751,282
Series A 6.00%, due 1/1/38	40,020,000	43,801,490

	Principal Amount	Value
Illinois (continued)
City of Chicago IL, City Colleges, Unlimited General Obligation Insured: NATL-RE (zero coupon), due 1/1/34	$300,000	$185,796
City of Chicago IL, Unlimited General Obligation
Series A 4.625%, due 1/1/32	145,000	145,000
Series A 5.00%, due 1/1/35	13,020,000	13,248,631
Series A 5.00%, due 1/1/36	3,250,000	3,301,577
Series C 5.00%, due 1/1/38	2,000,000	2,048,260
Series A 5.00%, due 1/1/39	6,000,000	6,113,040
Series A 5.00%, due 1/1/40	7,700,000	7,767,074
Series A 5.00%, due 1/1/44	6,500,000	6,569,030
Series A 5.25%, due 1/1/35	6,000,000	6,002,040
Series B 5.50%, due 1/1/31	2,360,000	2,491,853
Series 2005D 5.50%, due 1/1/37	3,500,000	3,643,115
Series 2005D 5.50%, due 1/1/40	1,245,000	1,292,571
Series A 5.75%, due 1/1/34	3,850,000	4,154,727
City of Chicago IL, Wastewater Transmission Second Lien, Revenue Bonds 5.00%, due 1/1/39	240,000	261,643
City of Chicago IL, Waterworks Second Lien, Revenue Bonds 4.00%, due 11/1/37	15,200,000	15,618,000
City of Romeoville IL, Lewis University, Revenue Bonds
Series B 4.125%, due 10/1/41	1,000,000	1,028,800
Series B 4.125%, due 10/1/46	2,100,000	2,148,909
Series B 5.00%, due 10/1/36	1,000,000	1,075,280
Series B 5.00%, due 10/1/39	1,275,000	1,363,982
Illinois Finance Authority, Charter School Project, Revenue Bonds Series A 7.125%, due 10/1/41	1,500,000	1,546,365

22	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Illinois Finance Authority, Chicago International School Project, Revenue Bonds 5.00%, due 12/1/47	$3,000,000	$3,205,050
Illinois Finance Authority, Christian Homes, Inc., Revenue Bonds 5.00%, due 5/15/40	1,265,000	1,329,136
Illinois Finance Authority, Columbia College Chicago, Revenue Bonds 5.00%, due 12/1/37	10,000,000	10,749,800
Illinois Finance Authority, Franciscan Communities, Inc., Revenue Bonds Series A 5.00%, due 5/15/47	1,155,000	1,232,443
Illinois Finance Authority, Friendship Village Schaumburg, Revenue Bonds 5.00%, due 2/15/37	7,675,000	6,817,779
5.125%, due 2/15/45	6,015,000	5,101,743
Illinois Finance Authority, Navistar International Corp., Revenue Bonds 4.75%, due 10/15/40 (a)(d)	21,800,000	22,155,776
Illinois Finance Authority, Noble Network Charter Schools, Revenue Bonds 5.00%, due 9/1/32	1,830,000	1,964,212
6.25%, due 9/1/39	150,000	163,187
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds 5.50%, due 4/1/32	2,000,000	2,000,320
Illinois Finance Authority, Rosalind Franklin University of Medicine & Science, Revenue Bonds
Series C 4.25%, due 8/1/42	2,900,000	2,982,215
Series C 5.00%, due 8/1/49	1,300,000	1,404,013
Illinois Finance Authority, Student Housing & Academic Facility, CHF-Chicago LLC, University of Illinois at Chicago Project, Revenue Bonds Series A 5.00%, due 2/15/50	1,835,000	1,704,605
Illinois Finance Authority, Student Housing & Academic Facility, University of Illinois at Chicago Project, Revenue Bonds 5.00%, due 2/15/47	6,500,000	6,102,005
Illinois Finance Authority, University of Illinois Health Services, Revenue Bonds 4.00%, due 10/1/50	3,500,000	3,734,185
4.00%, due 10/1/55	6,700,000	7,101,330

	Principal Amount	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority, Capital Appreciation-McCormick Place Expansion, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 12/15/31	$5,000,000	$3,492,400
Series A, Insured: NATL-RE (zero coupon), due 12/15/32	18,945,000	12,635,178
Series A, Insured: NATL-RE (zero coupon), due 6/15/33	26,320,000	17,107,474
Series A, Insured: NATL-RE (zero coupon), due 12/15/33	12,600,000	8,042,328
Series A, Insured: NATL-RE (zero coupon), due 6/15/37	16,000,000	8,800,640
Series A, Insured: NATL-RE (zero coupon), due 12/15/37	65,600,000	35,428,592
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Series B (zero coupon), due 12/15/54	57,560,000	12,243,588
Series A 4.00%, due 6/15/50	22,800,000	22,927,680
Series A, Insured: BAM 5.00%, due 6/15/42	395,000	405,069
Series A 5.00%, due 12/15/45	750,000	828,405
5.00%, due 6/15/50	18,000,000	19,786,140
Series A 5.00%, due 6/15/57	2,000,000	2,157,500
Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 6/15/34	46,915,000	29,255,256
Series A, Insured: NATL-RE (zero coupon), due 12/15/36	33,845,000	18,990,768
Metropolitan Pier & Exposition Authority, McCormick Place Project, Revenue Bonds
Series B (zero coupon), due 12/15/50	35,930,000	9,272,096
Series B (zero coupon), due 12/15/51	56,600,000	13,921,336
(zero coupon), due 12/15/56	22,500,000	4,326,750
Insured: AGM (zero coupon), due 12/15/56	10,000,000	2,507,100
Insured: State Appropriations 4.25%, due 6/15/42	1,660,000	1,673,712
Series A 5.00%, due 6/15/42	7,150,000	7,326,176

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Metropolitan Pier & Exposition Authority, Revenue Bonds Series B, Insured: AGM (zero coupon), due 12/15/50	$10,000,000	$3,210,200
Northern Illinois University, Revenue Bonds
Series B, Insured: BAM 4.00%, due 4/1/37	1,300,000	1,437,241
Series B, Insured: BAM 4.00%, due 4/1/39	1,300,000	1,427,556
Series B, Insured: BAM 4.00%, due 4/1/41	1,350,000	1,472,580
Sangamon County Water Reclamation District, Alternative Revenue Source, Unlimited General Obligation
Series A, Insured: BAM 4.00%, due 1/1/44	5,000,000	5,650,900
Series A 4.00%, due 1/1/49	14,000,000	15,539,720
State of Illinois, Rebuild Illinois Program, Unlimited General Obligation Series C 4.00%, due 11/1/41	20,000,000	19,095,800
State of Illinois, Unlimited General Obligation
Series D 3.25%, due 11/1/26	5,540,000	5,466,761
Insured: BAM 4.00%, due 6/1/41	25,955,000	26,752,597
Series C 4.00%, due 10/1/41	7,900,000	7,543,473
Series C 4.00%, due 10/1/42	9,000,000	8,569,890
Series C 4.25%, due 10/1/45	24,000,000	23,245,680
Series A 4.50%, due 12/1/41	6,775,000	6,747,358
Series D 5.00%, due 11/1/20	2,500,000	2,500,000
Series A 5.00%, due 12/1/25	3,270,000	3,568,649
Series D 5.00%, due 11/1/26	4,245,000	4,587,487
Series D 5.00%, due 11/1/27	11,000,000	11,937,860
Series A 5.00%, due 12/1/27	2,315,000	2,543,722
Series B 5.00%, due 12/1/27	9,365,000	10,290,262
5.00%, due 2/1/28	2,700,000	2,935,251

	Principal Amount	Value
Illinois (continued)
State of Illinois, Unlimited General Obligation (continued)
Series C 5.00%, due 11/1/29	$14,635,000	$15,658,426
Series A 5.00%, due 1/1/31	8,110,000	8,256,142
Series A 5.00%, due 12/1/31	2,985,000	3,176,010
Series A 5.00%, due 12/1/39	2,400,000	2,487,696
Series A 5.00%, due 5/1/40	2,000,000	2,074,620
5.50%, due 7/1/38	3,000,000	3,091,710
5.75%, due 5/1/45	17,420,000	19,304,321
Upper Illinois River Valley Development Authority, Morris Hospital, Revenue Bonds 5.00%, due 12/1/48	15,305,000	17,286,538
Upper Illinois River Valley Development Authority, Prairie View Timber Oaks Apartments, Revenue Bonds Series A-1 5.00%, due 12/1/43	5,700,000	4,998,957
Village of Bridgeview IL, Revenue Bonds Series A 5.00%, due 12/1/42	7,500,000	6,873,075
Village of Bridgeview IL, Unlimited General Obligation
Series A 5.125%, due 12/1/44	100,000	89,149
Series A 5.50%, due 12/1/43	2,805,000	2,650,333
Series A 5.625%, due 12/1/41	4,190,000	4,065,096
Series A 5.75%, due 12/1/35	2,705,000	2,683,008
Village of Matteson IL, Utility Revenue Source, Unlimited General Obligation Insured: AGM 4.00%, due 12/1/26	200,000	200,238
Village of Oak Lawn IL, Unlimited General Obligation
Insured: NATL-RE 4.40%, due 12/1/26	400,000	400,660
Insured: NATL-RE 4.45%, due 12/1/28	430,000	430,692
Insured: NATL-RE 4.50%, due 12/1/30	475,000	475,765
Insured: NATL-RE 4.50%, due 12/1/32	520,000	520,723
Insured: NATL-RE 4.50%, due 12/1/34	575,000	575,817

24	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Village of Riverdale, Unlimited General Obligation 8.00%, due 10/1/36	$1,750,000	$1,808,765

		948,167,605

Indiana 0.4%
Carmel Redevelopment District, Certificates of Participation Series C 6.50%, due 7/15/35	1,000,000	1,012,200
City of Valparaiso IN, Revenue Bonds 7.00%, due 1/1/44 (b)	5,500,000	6,167,315
Gary Chicago International Airport Authority, Revenue Bonds (b)
5.00%, due 2/1/29	1,170,000	1,289,715
5.25%, due 2/1/34	750,000	818,603
Indiana Finance Authority, BHI Senior Living, Inc., Revenue Bonds
5.00%, due 11/15/48	5,000,000	5,358,300
5.00%, due 11/15/53	4,400,000	4,684,152
Indiana Finance Authority, Educational Facilities-Marian University Project, Revenue Bonds 6.375%, due 9/15/41	670,000	705,081
Indiana Finance Authority, King’s Daughters Hospital & Healthcare, Revenue Bonds 5.50%, due 8/15/40	4,835,000	4,843,461
5.50%, due 8/15/45	210,000	210,361
Indiana Finance Authority, Marquette Manor LLC, Revenue Bonds 5.00%, due 3/1/39	5,505,000	5,594,456
Indiana Finance Authority, University of Indianapolis Education Facilities Project, Revenue Bonds 5.00%, due 10/1/43	2,000,000	2,182,180

		32,865,824

Iowa 0.7%
City of Coralville IA, Annual Appropriation, Revenue Bonds Series B 4.25%, due 5/1/37	7,365,000	6,769,393
City of Coralville IA, Tax Allocation Series C 4.50%, due 5/1/47	2,930,000	2,889,800
Iowa Finance Authority, Iowa Fertilizer Company Project, Revenue Bonds 3.125%, due 12/1/22	5,000,000	5,065,850
5.25%, due 12/1/25	7,500,000	7,985,550

	Principal Amount	Value
Iowa (continued)
Iowa Finance Authority, Lifespace Communities, Inc., Revenue Bonds Series A1 4.00%, due 5/15/55	$3,750,000	$3,627,150
Iowa Finance Authority, Northcrest, Inc., Project, Revenue Bonds Series A 5.00%, due 3/1/48	1,500,000	1,552,500
Iowa Higher Education Loan Authority, Des Moines University Project, Revenue Bonds 4.00%, due 10/1/45	3,000,000	3,235,140
4.00%, due 10/1/50	11,000,000	11,764,940
Iowa Tobacco Settlement Authority, Revenue Bonds
Series C 5.375%, due 6/1/38	6,145,000	6,229,125
Series C 5.625%, due 6/1/46	6,730,000	6,822,134
Xenia Rural Water District, Revenue Bonds 5.00%, due 12/1/36	3,000,000	3,459,540
5.00%, due 12/1/41	3,000,000	3,421,680

		62,822,802

Kansas 0.3%
Wyandotte County-Kansas City Unified Government, Revenue Bonds (zero coupon), due 9/1/34 (a)	59,995,000	25,542,271

Kentucky 1.0%
City of Campbellsville KY, Campbellsville University Project, Revenue Bonds 5.00%, due 3/1/39	4,730,000	4,750,055
City of Columbia KY, Lindsey Wilson College Project, Revenue Bonds 5.00%, due 12/1/33	3,855,000	4,085,336
City of Glasgow KY, Healthcare Revenue, T. J. Samson Community Hospital, Revenue Bonds 6.45%, due 2/1/41	1,000,000	1,029,860
Kentucky Economic Development Finance Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-1 5.00%, due 8/1/44	5,000,000	5,916,600
Series A-2 5.00%, due 8/1/44	6,000,000	7,099,920
Series A-2 5.00%, due 8/1/49	6,300,000	7,405,587

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Kentucky (continued)
Kentucky Economic Development Finance Authority, Owensboro Health, Revenue Bonds
Series A 5.00%, due 6/1/41	$4,425,000	$4,820,241
Series A 5.00%, due 6/1/45	9,725,000	10,441,538
Kentucky Economic Development Finance Authority, Revenue Bonds 5.00%, due 7/1/32	6,450,000	6,996,509
Kentucky Municipal Power Agency, Prairie State Project, Revenue Bonds Series 2019A 4.00%, due 9/1/45	21,445,000	23,033,217
Louisville / Jefferson County Metropolitan Government, Norton Healthcare, Inc., Revenue Bonds Series A 4.00%, due 10/1/34	5,575,000	6,164,779

		81,743,642

Louisiana 0.4%
Calcasieu Parish, Lake Charles Memorial Hospital Project, Revenue Bonds 5.00%, due 12/1/34	2,000,000	2,207,720
City of New Orleans LA, Water System, Revenue Bonds 5.00%, due 12/1/44	5,500,000	6,232,765
Louisiana Public Facilities Authority, Belle Chasse Education Foundation, Revenue Bonds 6.50%, due 5/1/31	3,700,000	3,809,298
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Revenue Bonds 5.00%, due 5/15/47	5,000,000	5,589,900
Parish of St. John the Baptist LA, Marathon Oil Corp Project, Revenue Bonds Series B2 2.375%, due 6/1/37 (d)	12,500,000	12,642,375

		30,482,058

Maine 0.1%
City of Portland Airport Revenue, Green Bond, Revenue Bonds 4.00%, due 1/1/40	1,400,000	1,534,078
Maine Health & Higher Educational Facilities Authority, Eastern Maine Medical Center Obligation Group, Revenue Bonds
5.00%, due 7/1/33	3,825,000	4,048,609

	Principal Amount	Value
Maine (continued)
Maine Health & Higher Educational Facilities Authority, Eastern Maine Medical Center Obligation Group, Revenue Bonds (continued)
5.00%, due 7/1/43	$2,590,000	$2,689,223

		8,271,910

Maryland 0.4%
City of Baltimore MD, Convention Center Hotel, Revenue Bonds 5.00%, due 9/1/42	1,595,000	1,392,993
5.00%, due 9/1/46	12,715,000	11,072,603
County of Baltimore, Oak Crest Village, Inc. Facility, Revenue Bonds 4.00%, due 1/1/45	1,750,000	1,860,355
4.00%, due 1/1/50	2,500,000	2,645,400
County of Frederick MD, Oakdale Lake Linganore Project, Tax Allocation 3.75%, due 7/1/39	1,410,000	1,337,188
County of Frederick MD, Special Tax Series C 4.00%, due 7/1/50	1,000,000	983,740
Frederick County Educational Facilities, Mount St. Mary’s University, Revenue Bonds (a)
Series A 5.00%, due 9/1/37	3,000,000	3,164,700
Series A 5.00%, due 9/1/45	500,000	519,740
Maryland Health & Higher Educational Facilities Authority, Broadmead Issue, Revenue Bonds
Series A 5.00%, due 7/1/38	1,000,000	1,095,400
Series A 5.00%, due 7/1/48	3,000,000	3,258,900
Maryland Health & Higher Educational Facilities Authority, Charlestown Community, Revenue Bonds 6.25%, due 1/1/45	1,000,000	1,009,520
Maryland Health & Higher Educational Facilities Authority, Green Street Academy, Inc., Revenue Bonds (a)
Series A 5.125%, due 7/1/37	1,260,000	1,337,566
Series A 5.375%, due 7/1/52	1,530,000	1,614,318
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center, Revenue Bonds 5.00%, due 7/1/45	4,000,000	4,428,240
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds 5.25%, due 1/1/37	1,000,000	1,077,290

		36,797,953

26	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Massachusetts 2.3%
Invesco Muni, Inc. 1.00%, due 12/1/22 (a)	$80,000,000	$80,000,000
Massachusetts Development Finance Agency, CareGroup Obligated Group, Revenue Bonds Series J2 5.00%, due 7/1/53	6,785,000	7,830,772
Massachusetts Development Finance Agency, Dexter Southfield, Revenue Bonds 5.00%, due 5/1/41	3,000,000	3,340,590
Massachusetts Development Finance Agency, Green Bonds-Boston Medical Center, Revenue Bonds 5.00%, due 7/1/44	1,000,000	1,103,060
Massachusetts Development Finance Agency, Lawrence General Hospital, Revenue Bonds Series A 5.50%, due 7/1/44	6,000,000	5,577,480
Massachusetts Development Finance Agency, Linden Ponds, Inc., Revenue Bonds (a)
5.00%, due 11/15/33	3,000,000	3,252,420
5.125%, due 11/15/46	6,000,000	6,387,660
Massachusetts Development Finance Agency, Milford Regional Medical Center, Revenue Bonds (a)
Series G 5.00%, due 7/15/35	270,000	309,023
Series G 5.00%, due 7/15/36	235,000	268,215
Series G 5.00%, due 7/15/37	245,000	278,590
Series G 5.00%, due 7/15/46	1,100,000	1,244,639
Massachusetts Development Finance Agency, North Hill Community, Revenue Bonds Series A 6.50%, due 11/15/43 (a)	2,000,000	2,370,140
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds 5.00%, due 10/1/48	21,405,000	20,925,100
Massachusetts Development Finance Agency, UMass Dartmouth Student Housing Project, Revenue Bonds 5.00%, due 10/1/43	2,000,000	1,910,020
5.00%, due 10/1/48	9,000,000	8,550,090
5.00%, due 10/1/54	15,000,000	14,175,000

	Principal Amount	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group, Revenue Bonds Series L 5.00%, due 7/1/44	$8,455,000	$9,719,192
Massachusetts Development Finance Agency, UMass Memorial Healthcare, Revenue Bonds Series I 5.00%, due 7/1/46	2,000,000	2,260,500
Massachusetts Development Finance Agency, Wellforce Obligated Group, Revenue Bonds Series A 4.00%, due 7/1/44	17,750,000	18,834,347
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds 5.00%, due 9/1/40	1,325,000	1,451,749
5.00%, due 9/1/45	1,175,000	1,277,989
Massachusetts Educational Financing Authority, Revenue Bonds Series B 3.00%, due 7/1/35 (b)	11,100,000	11,234,976

		202,301,552

Michigan 1.8%
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds 5.00%, due 2/15/41	3,260,000	3,536,415
5.00%, due 2/15/47	3,000,000	3,177,960
Chandler Park Academy, Revenue Bonds 5.125%, due 11/1/30	1,050,000	1,051,354
5.125%, due 11/1/35	605,000	605,647
City of Detroit MI, Unlimited General Obligation
Insured: AMBAC 4.60%, due 4/1/24	20,150	20,159
5.00%, due 4/1/27	850,000	929,075
5.00%, due 4/1/31	1,000,000	1,080,490
5.00%, due 4/1/33	1,200,000	1,292,988
5.00%, due 4/1/35	1,000,000	1,075,230
5.00%, due 4/1/37	1,100,000	1,177,869
5.00%, due 4/1/38	850,000	908,846
Insured: AMBAC 5.25%, due 4/1/22	58,125	58,215
Insured: AMBAC 5.25%, due 4/1/24	45,725	45,767
5.50%, due 4/1/50	2,070,000	2,309,830

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
City of Detroit MI, Water Supply System, Great Lakes Water Authority, Revenue Bonds Senior Lien-Series C 4.50%, due 7/1/27	$165,000	$169,707
City of Detroit MI, Water Supply System, Revenue Bonds Senior Lien-Series A 5.00%, due 7/1/36	655,000	675,849
City of Detroit MI, Water Supply System, Unrefunded-2015, Revenue Bonds 2nd Lien-Series B, Insured: NATL-RE 5.00%, due 7/1/34	10,000	10,035
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds Senior Lien-Series A 5.25%, due 7/1/39	5,000,000	5,415,000
Great Lakes Water Authority, Water Supply System, Revenue Bonds
Senior Lien-Series C 5.00%, due 7/1/41	1,620,000	1,671,565
Senior Lien-Series A 5.25%, due 7/1/41	10,840,000	11,202,923
Michigan Finance Authority, College for Creative Studies, Revenue Bonds 5.00%, due 12/1/36	1,000,000	1,023,860
5.00%, due 12/1/40	1,700,000	1,731,841
5.00%, due 12/1/45	4,700,000	4,765,706
Michigan Finance Authority, Landmark Academy Project, Revenue Bonds 5.00%, due 6/1/45	2,920,000	2,941,988
Michigan Finance Authority, Limited Obligation, Lawrence Technological University Project, Revenue Bonds 5.00%, due 2/1/37	1,550,000	1,571,452
5.25%, due 2/1/32	3,600,000	3,769,236
Michigan Finance Authority, Local Government Loan Program, Public Lighting Authority Project, Revenue Bonds Series B 5.00%, due 7/1/44	4,000,000	4,251,720
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
5.00%, due 7/1/34	1,000,000	1,168,470
Series D4 5.00%, due 7/1/34	1,000,000	1,139,550
5.00%, due 7/1/35	2,000,000	2,332,980
Michigan Finance Authority, Presbyterian Villages Hospital, Revenue Bonds 5.50%, due 11/15/45	1,000,000	1,040,010

	Principal Amount	Value
Michigan (continued)
Michigan Finance Authority, Public School Academy-Detroit, Revenue Bonds 7.00%, due 10/1/31	$2,120,000	$1,963,035
7.00%, due 10/1/36	1,740,000	1,549,018
Michigan Finance Authority, Public School Academy-Voyageur, Revenue Bonds 5.90%, due 7/15/46 (a)	2,060,000	1,773,845
Michigan Finance Authority, Revenue Bonds
Series B (zero coupon), due 6/1/45	50,000,000	10,828,500
Series B-2, Class 2 (zero coupon), due 6/1/65	181,000,000	20,628,570
Series A, Class 1 4.00%, due 6/1/49	7,000,000	7,617,470
Series C-1 5.00%, due 7/1/44	1,000,000	1,077,990
Michigan Finance Authority, Universal Learning Academy Project, Revenue Bonds 5.75%, due 11/1/40	2,630,000	2,857,258
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds 4.00%, due 11/1/48	7,000,000	7,837,900
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds Series C, Insured: AMBAC 4.50%, due 5/1/31	305,000	304,997
Michigan Public Educational Facilities Authority, Richfield Public School Academy, Revenue Bonds 5.00%, due 9/1/36	150,000	150,074
Michigan Strategic Fund, Holland Home Obligated Group, Revenue Bonds 5.00%, due 11/15/42	6,265,000	6,621,854
Michigan Strategic Fund, I-75 Improvement Project, Revenue Bonds (b)
5.00%, due 12/31/43	1,500,000	1,713,930
5.00%, due 6/30/48	18,000,000	20,428,920
Michigan Tobacco Settlement Finance Authority, Revenue Bonds Series B (zero coupon), due 6/1/52	19,950,000	1,996,596
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	4,115,000	4,127,592

		153,629,286

28	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Minnesota 1.6%
City of Blaine MN, Senior Housing and Healthcare, Crest View Senior Community, Revenue Bonds Series A 6.125%, due 7/1/45	$2,100,000	$1,945,524
City of Ham Lake MN, Charter School Lease, Parnassus Preparatory School Project, Revenue Bonds Series A 5.00%, due 11/1/47	3,500,000	3,717,490
City of Rochester MN, Samaritan Bethany, Inc., Revenue Bonds 5.00%, due 8/1/48	2,000,000	2,056,780
Crookston Health Care Facilities, Riverview Health Project, Revenue Bonds 5.00%, due 5/1/51	4,000,000	3,827,800
Duluth Economic Development Authority Health Care Facilities, Cambia Hills of Bethel Project, Revenue Bonds 5.625%, due 12/1/55	6,000,000	5,773,560
Duluth Economic Development Authority Health Care Facilities, Essentia Health Obligated Group, Revenue Bonds
Series A 5.00%, due 2/15/48	8,550,000	9,873,369
Series A 5.00%, due 2/15/53	26,250,000	30,197,213
Series A 5.25%, due 2/15/58	50,655,000	59,224,306
Forest Lake Charter School Lease Revenue, Lakes International Language Academy Project, Revenue Bonds Series A 5.375%, due 8/1/50	1,250,000	1,379,175
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Healtheast Care System, Revenue Bonds 5.00%, due 11/15/29	1,745,000	2,139,702
5.00%, due 11/15/40	1,775,000	2,176,487
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Hmong College Preparatory Academy Project, Revenue Bonds Series A 5.75%, due 9/1/46	3,000,000	3,412,170

	Principal Amount	Value
Minnesota (continued)
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Nova Classical Academy, Revenue Bonds Series A 6.625%, due 9/1/42	$1,000,000	$1,052,250
Minneapolis MN, Charter School Lease, Twin Cities International School Project, Revenue Bonds Series A 5.00%, due 12/1/47 (a)	4,085,000	4,255,222
Minnesota Higher Education Facilities Authority, Augsburg College, Revenue Bonds Series A 5.00%, due 5/1/46	325,000	324,626

		131,355,674

Mississippi 0.0%‡
Mississippi Development Bank, Magnolia Regional Health Center Project, Revenue Bonds Series A 6.75%, due 10/1/36	1,250,000	1,276,338

Missouri 0.5%
Branson Industrial Development Authority, Branson Landing-Retail Project, Tax Allocation 5.25%, due 6/1/21	15,000	14,978
5.50%, due 6/1/29	3,510,000	3,420,951
Kansas City Industrial Development Authority, Kansas City Parking LLC, Revenue Bonds 6.25%, due 9/1/32	1,000,000	1,000,000
Kansas City Land Clearance Redevelopment Authority, Convention Center Hotel Project, Tax Allocation 5.00%, due 2/1/50 (a)	5,000,000	5,127,900
Lee’s Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment 5.00%, due 5/1/35	1,130,000	1,126,542
6.00%, due 5/1/42	2,800,000	2,799,832
Lees Summit MO, Special Obligation Tax, Improvement Summit Fair Project, Tax Allocation 4.875%, due 11/1/37 (a)	5,545,000	5,037,189
Maryland Heights Industrial Development Authority, St. Louis Community Ice Center Project, Revenue Bonds Series A 5.00%, due 3/15/49	7,750,000	6,665,077

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Missouri (continued)
Missouri Health & Educational Facilities Authority, A.T. Still University of Health Sciences, Revenue Bonds 4.00%, due 10/1/43	$1,125,000	$1,229,085
Missouri Health & Educational Facilities Authority, Capital Region Medical Center, Revenue Bonds 5.00%, due 11/1/40	2,000,000	2,335,060
Missouri Health & Educational Facilities Authority, Maryville University of St. Louis Project, Revenue Bonds
Series A 4.00%, due 6/15/41	3,300,000	3,461,568
Series A 5.00%, due 6/15/45	3,520,000	4,060,074
Saint Louis MO, Land Clearance Authority, Scottrade Center Project, Revenue Bonds Series A 5.00%, due 4/1/48	3,250,000	3,529,533
St. Joseph Industrial Development Authority, Living Community of St. Joseph, Revenue Bonds Series A 4.50%, due 1/1/40	2,000,000	1,826,780
St. Louis County Industrial Development Authority, Nazareth Living Center Project, Revenue Bonds 5.125%, due 8/15/45	1,900,000	1,906,650

		43,541,219

Montana 0.2%
Montana Facilities Finance Authority, Kalispell Regional Medical Center, Revenue Bonds Series B 5.00%, due 7/1/48	5,765,000	6,530,073
Montana Facility Finance Authority, Montana Children’s Home & Hospital Project, Revenue Bonds 4.00%, due 7/1/50	10,000,000	10,346,000

		16,876,073

Nevada 0.3%
City of Reno NV, Revenue Bonds Series D (zero coupon), due 7/1/58 (a)	9,000,000	872,370
City of Reno NV, Transportation Rail Access Project, Revenue Bonds
Series C (zero coupon), due 7/1/58 (a)	18,000,000	2,475,720
Series A 4.00%, due 6/1/43	2,500,000	2,529,900

	Principal Amount	Value
Nevada (continued)
Las Vegas NV, New Convention & Visitors Authority, Revenue Bonds
Series B 4.00%, due 7/1/39	$4,710,000	$4,958,453
Series B 4.00%, due 7/1/40	4,640,000	4,873,206
Las Vegas Redevelopment Agency, Tax Allocation 5.00%, due 6/15/45	2,750,000	3,022,223
State of Nevada Department of Business & Industry, Somerset Academy of Las Vegas, Revenue Bonds (a)
Series A 5.00%, due 12/15/38	1,000,000	1,038,780
Series A 5.00%, due 12/15/48	3,465,000	3,563,960
Tahoe-Douglas Visitors Authority, Revenue Bonds 5.00%, due 7/1/34	2,000,000	2,202,320
5.00%, due 7/1/40	2,500,000	2,702,425

		28,239,357

New Hampshire 0.2%
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: ACA (zero coupon), due 1/1/21	2,375,000	2,357,377
Series B, Insured: ACA (zero coupon), due 1/1/26	1,975,000	1,508,466
National Finance Authority, The Vista Project, Revenue Bonds Series A 5.75%, due 7/1/54 (a)	1,500,000	1,540,980
New Hampshire Health & Education Facilities Authority Act, Kendal at Hanover, Revenue Bonds 5.00%, due 10/1/46	1,800,000	1,905,516
New Hampshire Health & Education Facilities Authority Act, Southern New Hampshire University, Revenue Bonds 5.00%, due 1/1/42	2,825,000	2,919,185
New Hampshire Health & Education Facilities Authority, Catholic Medical Center, Revenue Bonds 5.00%, due 7/1/44	3,000,000	3,312,990

		13,544,514

New Jersey 3.4%
City of Atlantic NJ, Unlimited General Obligation Insured: AGM 4.00%, due 11/1/26	805,000	852,302

30	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
Essex County Improvement Authority, North Star Academy Charter School, Revenue Bonds 4.00%, due 7/15/60 (a)	$12,255,000	$12,696,180
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds (b) 5.25%, due 9/15/29	10,420,000	10,646,531
Series B 5.625%, due 11/15/30	15,085,000	15,676,181
New Jersey Economic Development Authority, Motor Vehicle Surcharge, Revenue Bonds Series A 4.00%, due 7/1/34	1,000,000	1,041,620
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Revenue Bonds
Series A 4.00%, due 11/1/39	2,000,000	2,088,740
Series A 4.00%, due 11/1/44	11,500,000	11,858,685
Series A 5.00%, due 11/1/35	10,000,000	11,509,200
Series A 5.00%, due 11/1/36	3,500,000	4,011,420
New Jersey Economic Development Authority, Port Newark Container Terminal LLC Project, Revenue Bonds 5.00%, due 10/1/47 (b)	10,000,000	10,805,100
New Jersey Economic Development Authority, Private Activity The Goethals, Revenue Bonds Insured: AGM 5.125%, due 7/1/42 (b)	1,705,000	1,880,069
New Jersey Economic Development Authority, Provident Group-Kean Properties, Revenue Bonds
Series A 5.00%, due 7/1/37	500,000	489,400
Series A 5.00%, due 1/1/50	3,100,000	2,842,297
New Jersey Economic Development Authority, Revenue Bonds (b) 5.125%, due 1/1/34	3,000,000	3,288,630
5.375%, due 1/1/43	2,000,000	2,188,340
New Jersey Economic Development Authority, Rowan Properties LLC, Revenue Bonds Series A 5.00%, due 1/1/48	12,410,000	11,575,676

	Principal Amount	Value
New Jersey (continued)
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds 5.00%, due 6/15/44	$1,000,000	$1,126,330
5.00%, due 6/15/49	7,090,000	7,960,865
New Jersey Economic Development Authority, Team Academy Charter School Project, Revenue Bonds 6.00%, due 10/1/43	2,055,000	2,249,876
New Jersey Economic Development Authority, UMM Energy Partners, Revenue Bonds Series A 5.125%, due 6/15/43 (b)	2,000,000	2,094,400
New Jersey Educational Facilities Authority, College of St. Elizabeth, Revenue Bonds Series D 5.00%, due 7/1/46	2,190,000	2,186,715
New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Revenue Bonds 5.75%, due 7/1/37	2,520,000	2,527,207
6.25%, due 7/1/35	2,725,000	2,793,888
New Jersey Health Care Facilities Financing Authority, University Hospital, Revenue Bonds Series A, Insured: AGM 5.00%, due 7/1/46	3,750,000	4,125,450
New Jersey State Economic Development Authority, State Government Buildings Project, Revenue Bonds Series C 5.00%, due 6/15/42	9,210,000	10,285,083
New Jersey Transportation Trust Fund Authority, Revenue Bonds Series BB 4.00%, due 6/15/50	5,105,000	5,227,061
New Jersey Turnpike Authority, Revenue Bonds Series E 5.00%, due 1/1/45	8,830,000	10,008,010
South Jersey Port Corp., Revenue Bonds
Series B 5.00%, due 1/1/42 (b)	14,845,000	16,112,615
Series B 5.00%, due 1/1/48 (b)	10,710,000	11,513,785
Series A 5.00%, due 1/1/49	8,455,000	9,300,162

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
South Jersey Transportation Authority LLC, Revenue Bonds Series A 5.00%, due 11/1/39	$500,000	$549,030
South Jersey Transportation Authority, Revenue Bonds
Series A 4.00%, due 11/1/50	25,000,000	27,128,250
Series A 5.00%, due 11/1/45	10,500,000	12,563,670
Tobacco Settlement Financing Corp., Revenue Bonds
Series A 5.00%, due 6/1/46	10,215,000	11,784,841
Series B 5.00%, due 6/1/46	38,700,000	43,798,725

		286,786,334

New Mexico 0.1%
New Mexico Hospital Equipment Loan Council, Gerald Champion, Revenue Bonds 5.50%, due 7/1/42	7,250,000	7,617,720
Santa Fe Retirement Facilities, El Castillo Retirement Project, Revenue Bonds Series B-1 2.625%, due 5/15/25	1,000,000	976,320

		8,594,040

New York 5.2%
Albany Industrial Development Agency, Brighter Choice Charter School, Revenue Bonds Series A 5.00%, due 4/1/32	1,500,000	1,501,620
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds Series A 5.00%, due 6/1/47 (a)	1,225,000	1,309,488
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (a)(b)	1,500,000	1,639,200
City of New Rochelle NY, Iona College Project, Revenue Bonds Series A 5.00%, due 7/1/40	3,455,000	3,691,771
City of Newburgh NY, Limited General Obligation
Series A 5.00%, due 6/15/21	750,000	766,043

	Principal Amount	Value
New York (continued)
City of Newburgh NY, Limited General Obligation (continued)
Series A 5.00%, due 6/15/26	$960,000	$1,032,547
Series A 5.50%, due 6/15/31	750,000	812,723
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds
Series A-2 4.50%, due 8/1/36	500,000	467,760
Series A-1 5.00%, due 8/1/46	14,765,000	14,105,447
Erie County Tobacco Asset Securitization Corp., Revenue Bonds Subseries B (zero coupon), due 6/1/47	40,000,000	7,561,600
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds Series A 4.00%, due 11/1/42	3,605,000	3,543,354
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A-1 4.00%, due 11/15/46	21,945,000	22,034,316
Series A-2 5.00%, due 11/15/27	3,400,000	3,668,498
Series B 5.00%, due 11/15/28	1,190,000	1,305,597
Series D1 5.00%, due 11/15/45	26,000,000	28,288,000
Metropolitan Transportation Authority, Revenue Bonds 4.00%, due 11/15/45	11,685,000	11,723,327
Series F 5.00%, due 11/15/22	5,045,000	5,142,520
Series D 5.00%, due 11/15/27	2,305,000	2,487,026
Series F 5.00%, due 11/15/30	10,260,000	10,531,890
Series B 5.00%, due 11/15/40	15,000,000	15,660,300
Monroe County Industrial Development Corp., St. Ann’s Community Project, Revenue Bonds 5.00%, due 1/1/40	3,000,000	3,117,960
MTA Hudson Rail Yards Trust Obligations, Revenue Bonds Series A 5.00%, due 11/15/56	7,400,000	8,039,656

32	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	$2,075,000	$2,075,145
Series A-3 5.125%, due 6/1/46	13,155,000	13,156,579
New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/36	1,500,000	1,500,105
Insured: AMBAC 5.00%, due 1/1/39	5,695,000	5,695,342
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds Series A (zero coupon), due 11/15/47	10,000,000	3,609,600
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	2,500,000	884,675
New York Liberty Development Corp., World Trade Center, Revenue Bonds (a)
Class 1 5.00%, due 11/15/44	2,000,000	2,049,080
Class 2 5.15%, due 11/15/34	4,150,000	4,308,862
Class 2 5.375%, due 11/15/40	6,500,000	6,726,915
Class 3 7.25%, due 11/15/44	10,500,000	10,891,545
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series A 4.00%, due 8/1/37	3,250,000	3,553,972
Series A 4.00%, due 8/1/38	3,250,000	3,543,767
Series A 5.00%, due 8/1/32	3,845,000	4,562,323
Series A 5.00%, due 8/1/35	2,350,000	2,758,947
New York State Dormitory Authority, Orange Regional Medical Center, Revenue Bonds (a) 5.00%, due 12/1/29	1,000,000	1,176,650
5.00%, due 12/1/30	1,200,000	1,404,816

	Principal Amount	Value
New York (continued)
New York State Dormitory Authority, Revenue Bonds
Series A 4.00%, due 7/1/50	$6,000,000	$6,684,720
Series A 4.00%, due 7/1/53	3,845,000	4,276,409
New York State Dormitory Authority, Touro College & University System, Revenue Bonds 5.00%, due 1/1/47	9,000,000	9,534,060
New York Transportation Development Corp., American Airlines, Inc., Revenue Bonds 5.00%, due 8/1/26 (b)	10,200,000	10,240,494
New York Transportation Development Corp., Delta Air Lines, Inc., Revenue Bonds (b) 4.00%, due 10/1/30	4,500,000	4,622,355
4.375%, due 10/1/45	42,540,000	43,102,804
5.00%, due 10/1/35	11,000,000	12,014,750
5.00%, due 10/1/40	42,740,000	45,858,738
New York Transportation Development Corp., John F. Kennedy International Airport, Revenue Bonds (b) 5.25%, due 8/1/31	5,030,000	5,184,371
5.375%, due 8/1/36	6,470,000	6,705,314
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds Series A 5.25%, due 1/1/50 (b)	35,110,000	37,846,122
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series A, Insured: AGM 3.00%, due 12/1/40	3,755,000	3,877,451
Series A, Insured: AGM 3.00%, due 12/1/44	6,750,000	6,884,257
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,430,000	1,451,164
Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds 6.00%, due 12/1/42	3,500,000	3,514,245
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	1,500,000	1,650,135

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Rockland Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds Series B (zero coupon), due 8/15/50 (a)	$13,000,000	$1,866,410
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 4.00%, due 12/1/45	815,000	809,866
Suffolk County Economic Development Corp., Peconic Landing Southold, Revenue Bonds 6.00%, due 12/1/40	900,000	903,915
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds
Series B 6.00%, due 6/1/48	1,125,000	1,126,181
Series C 6.625%, due 6/1/44	13,000,000	13,408,200
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds 5.00%, due 7/1/44	915,000	965,600
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	6,205,000	6,684,088

		445,540,615

North Carolina 0.6%
North Carolina Department of Transportation, I-77 Hot Lanes Project, Revenue Bonds 5.00%, due 6/30/54 (b)	10,000,000	10,527,400
North Carolina Medical Care Commission Retirement Facilities Revenue, Sharon Towers, Revenue Bonds 5.00%, due 7/1/49	1,500,000	1,586,295
North Carolina Medical Care Commission Retirement Facilities Revenue, The Pines at Davidson Project, Revenue Bonds Series A 5.00%, due 1/1/49	4,500,000	4,816,170
North Carolina Medical Care Commission Retirement Facilities Revenue, United Methodist Retirement Homes, Revenue Bonds Series A 5.00%, due 10/1/47	4,100,000	4,327,058

	Principal Amount	Value
North Carolina (continued)
North Carolina Turnpike Authority, Revenue Bonds
Insured: AGM 3.00%, due 1/1/42	$2,800,000	$2,931,208
5.00%, due 1/1/49	10,000,000	11,880,800
Insured: AGM 5.00%, due 1/1/49	5,000,000	6,094,750
Series A 5.00%, due 7/1/54	10,000,000	11,092,000

		53,255,681

North Dakota 0.5%
Cass County Health Facilities, Essentia Health Obligated Group, Revenue Bonds Series B 5.25%, due 2/15/53	9,500,000	11,159,935
Ward County ND, Health Care Facilities, Trinity Health Obligated Group, Revenue Bonds Series C 5.00%, due 6/1/48	28,640,000	31,133,398

		42,293,333

Ohio 5.0%
Akron Bath Copley Joint Township Hospital District, Revenue Bonds 5.25%, due 11/15/46	20,725,000	24,022,969
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds
Series A-2, Class 1 4.00%, due 6/1/48	1,500,000	1,627,155
Series B-2, Class 2 5.00%, due 6/1/55	148,900,000	159,422,763
Cleveland-Cuyahoga County Port Authority, Center for Dialysis Care Project, Revenue Bonds Series A 5.00%, due 12/1/42	5,205,000	5,783,119
Cleveland-Cuyahoga County Port Authority, Euclid Avenue Development Corp. Project, Revenue Bonds 4.00%, due 8/1/44	12,720,000	13,592,210
Cleveland-Cuyahoga County Port Authority, Revenue Bonds
Series A 5.00%, due 12/1/47	1,435,000	1,577,783
7.00%, due 12/1/18 (e)(f)(g)	710,000	184,600
7.35%, due 12/1/31 (e)(f)(g)	6,000,000	1,560,000
County of Cuyahoga OH, MetroHealth System, Revenue Bonds
4.75%, due 2/15/47	1,440,000	1,585,483
5.00%, due 2/15/37	5,350,000	6,117,939

34	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
County of Cuyahoga OH, MetroHealth System, Revenue Bonds (continued)
5.00%, due 2/15/52	$7,000,000	$7,800,100
5.00%, due 2/15/57	8,610,000	9,574,750
5.50%, due 2/15/57	33,730,000	39,095,094
County of Hamilton OH, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,500,000	2,704,875
County of Hamilton OH, Life Enriching Communities Project, Revenue Bonds
5.00%, due 1/1/42	1,080,000	1,115,208
5.00%, due 1/1/46	2,090,000	2,219,517
County of Lucas Ohio Hospital Revenue, ProMedica Healthcare Obligated Group, Revenue Bonds Series A 5.25%, due 11/15/48	53,350,000	60,398,602
Franklin County Convention Facilities Authority, Greater Columbus Convention Center Hotel Expansion Project, Revenue Bonds 5.00%, due 12/1/51	4,500,000	4,513,410
Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Revenue Bonds Series A 3.25%, due 9/1/29	1,500,000	1,515,735
Ohio Higher Educational Facilities Commission, Cleveland Institute of Art, Revenue Bonds
5.25%, due 12/1/48	1,000,000	1,009,130
5.50%, due 12/1/53	1,215,000	1,241,949
Ohio Higher Educational Facilities Commission, Menorah Park Obligated Group, Revenue Bonds 5.25%, due 1/1/48	5,210,000	4,727,815
Ohio Higher Educational Facility Commission, Tiffin University Project, Revenue Bonds
4.00%, due 11/1/49	5,000,000	4,571,900
5.00%, due 11/1/44	750,000	799,875
Ohio Higher Educational Facility Commission, University of Findlay Project, Revenue Bonds
5.00%, due 3/1/39	1,675,000	1,709,153
5.00%, due 3/1/44	9,610,000	9,687,457
Ohio Hospital Revenue, University Hospitals Health System, Inc., Revenue Bonds Series A 4.00%, due 1/15/50	25,000,000	27,297,750

	Principal Amount	Value
Ohio (continued)
Ohio State Air Quality Development Authority Exempt Facilities, Pratt Paper LLC Project, Revenue Bonds 4.50%, due 1/15/48 (a)(b)	$10,560,000	$11,316,730
Port Authority of Greater Cincinnati Development Authority, Convention Center Hotel Acquisition & Demolition Project, Revenue Bonds Series A 3.00%, due 5/1/23	5,500,000	5,478,880
Summit County Development Finance Authority, Cleveland-Flats East Development, Tax Allocation Series B 6.875%, due 5/15/40	1,115,000	1,118,189
Toledo-Lucas County Port Authority, University of Toledo Project, Revenue Bonds
Series A 5.00%, due 7/1/34	1,400,000	1,441,846
Series A 5.00%, due 7/1/39	2,000,000	2,041,240
Series A 5.00%, due 7/1/46	9,790,000	9,930,095

		426,783,321

Oklahoma 0.3%
Norman Regional Hospital Authority, Revenue Bonds
4.00%, due 9/1/37	2,215,000	2,374,303
5.00%, due 9/1/37	3,500,000	3,975,930
Oklahoma Development Finance Authority, Provident OK Educational Resources, Inc. Cross Village Student Housing Project, Revenue Bonds
Series A 5.00%, due 8/1/47	20,110,000	7,842,900
Series A 5.25%, due 8/1/57	25,250,000	9,847,500
Tulsa County Industrial Authority, Montereau, Inc., Project, Revenue Bonds 5.25%, due 11/15/45	1,250,000	1,317,512

		25,358,145

Oregon 0.1%
Astoria Hospital Facilities Authority, Columbia Memorial Hospital, Revenue Bonds 3.50%, due 8/1/42	845,000	878,479

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Oregon (continued)
Medford Hospital Facilities Authority, Revenue Bonds 5.00%, due 10/1/42	$4,605,000	$4,834,099
Oregon State Facilities Authority, College Housing Northwest Project, Revenue Bonds 5.00%, due 10/1/48 (a)	1,560,000	1,525,477
Oregon State Facilities Authority, Prerefunded-Samaritan Health, Revenue Bonds 5.00%, due 10/1/46	190,000	238,729
Oregon State Facilities Authority, Unrefunded-Samaritan Health, Revenue Bonds 5.00%, due 10/1/46	2,810,000	3,183,955
Yamhill County Hospital Authority, Friendsview Retirement Community, Revenue Bonds Series A 5.00%, due 11/15/46	1,000,000	1,042,770

		11,703,509

Pennsylvania 3.2%
Allegheny County Higher Education Building Authority, Carlow University Project, Revenue Bonds 7.00%, due 11/1/40	1,000,000	1,065,440
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group, Revenue Bonds Series A 4.00%, due 4/1/44	16,500,000	17,914,380
Allegheny County Industrial Development Authority, Propel Charitable School Sunrise, Revenue Bonds 6.00%, due 7/15/38	3,100,000	3,264,269
Allegheny County Industrial Development Authority, Propel Charter Montour, Revenue Bonds Series A 6.75%, due 8/15/35	265,000	265,713
Allentown Neighborhood Improvement Development Zone Authority, City Center Project, Revenue Bonds (a)
5.00%, due 5/1/42	28,325,000	29,576,176
5.125%, due 5/1/32	4,600,000	4,833,082
5.375%, due 5/1/42	4,225,000	4,417,238
Chambersburg Area Municipal Authority, Education Facilities, Revenue Bonds
5.50%, due 10/1/33	1,230,000	1,255,486
5.75%, due 10/1/38	3,450,000	3,539,493

	Principal Amount	Value
Pennsylvania (continued)
Chambersburg Area Municipal Authority, Education Facilities, Revenue Bonds (continued)
5.75%, due 10/1/43	$2,290,000	$2,335,548
6.00%, due 10/1/48	3,350,000	3,463,900
Chester County Industrial Development Authority, Woodlands at Greystone Project, Special Assessment 5.125%, due 3/1/48 (a)	1,049,000	1,053,060
City of Erie Higher Education Building Authority, Mercyhurst University Project, Revenue Bonds
5.00%, due 9/15/27	820,000	852,890
5.00%, due 9/15/28	860,000	891,330
5.00%, due 9/15/29	175,000	180,661
5.00%, due 9/15/37	4,590,000	4,596,655
City of Harrisburg PA, Unlimited General Obligation Series F, Insured: AMBAC (zero coupon), due 9/15/22	545,000	501,896
City of York PA, Unlimited General Obligation 7.25%, due 11/15/41	270,000	288,260
Commonwealth Financing Authority PA, Tobacco Master Settlement Payment, Revenue Bonds Insured: AGM 4.00%, due 6/1/39	14,000,000	15,798,860
Cumberland County Municipal Authority, Asbury Pennsylvania Obligation Group, Revenue Bonds 5.25%, due 1/1/32	300,000	301,353
Cumberland County Municipal Authority, Diakon Lutheran Social Ministries Project, Revenue Bonds Series A 5.00%, due 1/1/39	2,000,000	2,230,820
Dauphin County General Authority, Harrisburg University Science Technology Project, Revenue Bonds (a)
5.00%, due 10/15/34	6,150,000	5,893,422
5.125%, due 10/15/41	5,000,000	4,627,800
Delaware County Authority, Cabrini University, Revenue Bonds 5.00%, due 7/1/42	1,405,000	1,470,108
Erie County Hospital Authority, St. Mary’s Home Erie Project, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/23	120,000	120,374

36	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Franklin County Industrial Development Authority, Menno-Haven, Inc. Project, Revenue Bonds
5.00%, due 12/1/39	$375,000	$395,884
5.00%, due 12/1/49	1,020,000	1,056,281
General Authority of Southcentral Pennsylvania, York Academy Regional Charter School Project, Revenue Bonds (a)
Series A 6.00%, due 7/15/38	3,000,000	3,358,200
Series A 6.50%, due 7/15/48	4,500,000	5,101,785
Huntingdon County General Authority, Aicup Financing Program, Juniata College, Revenue Bonds Series 002 5.00%, due 5/1/46	4,255,000	4,424,136
Lancaster County Hospital Authority, St. Anne’s Retirement Community, Inc. Project, Revenue Bonds
5.00%, due 3/1/45	500,000	518,580
5.00%, due 3/1/50	750,000	774,705
Lancaster Industrial Development Authority, Willow Valley Communities Project, Revenue Bonds
4.00%, due 12/1/44	1,550,000	1,666,188
4.00%, due 12/1/49	1,900,000	2,024,127
5.00%, due 12/1/44	1,675,000	1,887,608
5.00%, due 12/1/49	2,365,000	2,655,564
Montgomery County Higher Education & Health Authority, Philadelphia Presbyterian Homes Project, Revenue Bonds 4.00%, due 12/1/48	4,005,000	3,810,077
Montgomery County Higher Education & Health Authority, Thomas Jefferson University Project, Revenue Bonds
4.00%, due 9/1/44	3,000,000	3,225,840
4.00%, due 9/1/49	6,750,000	7,209,810
Series A 4.00%, due 9/1/49	1,660,000	1,761,758
4.00%, due 9/1/51	4,000,000	4,264,640
Montgomery County Industrial Development Authority, ACTS Retirement—Life Communities, Inc., Revenue Bonds 5.00%, due 11/15/36	5,000,000	5,699,000

	Principal Amount	Value
Pennsylvania (continued)
Montgomery County Industrial Development Authority, Albert Einstein Healthcare, Revenue Bonds
5.25%, due 1/15/45	$6,300,000	$6,580,350
5.25%, due 1/15/46	1,000,000	1,043,460
New Wilmington Municipal Authority, Westminster College Project, Revenue Bonds 5.25%, due 5/1/46	3,700,000	3,911,899
Northeastern Pennsylvania Hospital & Education Authority, King’s College Project, Revenue Bonds
5.00%, due 5/1/44	1,000,000	1,080,130
5.00%, due 5/1/49	1,350,000	1,452,803
Northeastern Pennsylvania Hospital & Education Authority, Wilkes University Project, Revenue Bonds Series A 5.25%, due 3/1/42	7,640,000	7,727,325
Pennsylvania Economic Development Financing Authority, American Airlines Group, Revenue Bonds Series B 8.00%, due 5/1/29	245,000	245,750
Pennsylvania Economic Development Financing Authority, Bridges Finance Co., Revenue Bonds 4.125%, due 12/31/38 (b)	4,000,000	4,269,840
Pennsylvania Higher Educational Facilities Authority, Holy Family University, Revenue Bonds
Series A 6.25%, due 9/1/33	1,560,000	1,650,168
Series A 6.50%, due 9/1/38	1,000,000	1,056,610
Pennsylvania Higher Educational Facilities Authority, Shippensburg University Student Services, Revenue Bonds 5.00%, due 10/1/44	1,000,000	1,089,700
Pennsylvania Higher Educational Facilities Authority, Shippensburg University, Revenue Bonds 6.25%, due 10/1/43	1,000,000	1,054,280
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Revenue Bonds 4.00%, due 8/15/49	10,335,000	11,671,729

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Widener University, Revenue Bonds
Series A 5.50%, due 7/15/38	$2,500,000	$2,609,050
5.50%, due 7/15/43	2,400,000	2,492,688
Pennsylvania Turnpike Commission, Revenue Bonds Series C 5.00%, due 12/1/44	16,535,000	18,508,783
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School Project, Revenue Bonds Series A 7.25%, due 6/15/43	4,500,000	5,013,315
Philadelphia Authority for Industrial Development, Health Activity, Revenue Bonds 6.50%, due 6/1/45	2,200,000	2,200,704
Philadelphia Authority for Industrial Development, International Education & Community Initiatives Project, Revenue Bonds (a)
Series A 5.125%, due 6/1/38	2,000,000	2,080,740
Series A 5.25%, due 6/1/48	3,085,000	3,199,978
Philadelphia Authority for Industrial Development, MaST Charter School Project, Revenue Bonds
5.00%, due 8/1/40	600,000	689,760
5.00%, due 8/1/50	1,050,000	1,181,439
Philadelphia Authority for Industrial Development, New Foundation Charter School Project, Revenue Bonds 6.625%, due 12/15/41	1,000,000	1,131,300
Philadelphia Authority for Industrial Development, Nueva Esperanza, Inc., Revenue Bonds 8.20%, due 12/1/43	1,800,000	1,953,306
Philadelphia Authority for Industrial Development, Russel Byers Charter School, Revenue Bonds
5.00%, due 5/1/40	1,105,000	1,213,997
5.00%, due 5/1/50	3,130,000	3,387,317
Philadelphia Authority for Industrial Development, Tacony Academy Charter School, Revenue Bonds 7.375%, due 6/15/43	1,500,000	1,624,500

	Principal Amount	Value
Pennsylvania (continued)
Philadelphia Authority for Industrial Development, University of the Arts, Revenue Bonds 5.00%, due 3/15/45 (a)	$5,500,000	$5,598,010
Scranton Redevelopment Authority, Revenue Bonds Series A 5.00%, due 11/15/28	9,000,000	8,756,280
Scranton-Lackawanna Health & Welfare Authority, Marywood University Project, Revenue Bonds
5.00%, due 6/1/36	1,000,000	1,016,490
5.00%, due 6/1/46	2,625,000	2,627,415
Susquehanna Area Regional Airport Authority, Revenue Bonds Series B, Insured: BAM 4.00%, due 1/1/33	3,000,000	3,067,050
West Shore Area Authority, Holy Spirit Hospital Sisters, Revenue Bonds 6.50%, due 1/1/41	1,200,000	1,212,084

		272,970,647

Puerto Rico 8.9%
Children’s Trust Fund, Asset-Backed, Revenue Bonds
Series A (zero coupon), due 5/15/50	46,000,000	6,958,420
5.375%, due 5/15/33	2,740,000	2,755,618
5.625%, due 5/15/43	37,890,000	38,068,083
Children’s Trust Fund Puerto Rico Tobacco Settlement, Revenue Bonds 5.50%, due 5/15/39	1,475,000	1,510,533
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.125%, due 7/1/47	4,800,000	4,924,368
Series A 6.00%, due 7/1/38	12,180,000	12,362,700
Series A 6.00%, due 7/1/44	36,755,000	37,306,325
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: AMBAC 4.50%, due 7/1/23	605,000	605,744
Series A 4.75%, due 7/1/18 (e)(f)	625,000	422,656
Series A, Insured: AGC 5.00%, due 7/1/25	250,000	255,075
Series A 5.00%, due 7/1/27	160,000	108,600

38	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series A-4, Insured: AGM 5.00%, due 7/1/31	$5,000,000	$5,017,600
Series A, Insured: AGM 5.00%, due 7/1/35	550,000	576,180
Series A 5.25%, due 7/1/20 (e)(f)	1,520,000	1,041,200
Series A 5.25%, due 7/1/24 (e)(f)	7,435,000	5,083,681
Series A-4, Insured: AGM 5.25%, due 7/1/30	7,080,000	7,110,869
Series A, Insured: NATL-RE 5.50%, due 7/1/21	1,205,000	1,218,339
Series B 5.75%, due 7/1/38	2,090,000	1,413,363
Series C 6.00%, due 7/1/39 (e)(f)	1,175,000	797,531
Series B 6.50%, due 7/1/37	5,190,000	3,613,537
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A 5.00%, due 7/1/24	1,240,000	844,750
Series A 5.00%, due 7/1/28	650,000	442,813
Series A 5.25%, due 7/1/29	2,480,000	1,701,900
Series A 5.25%, due 7/1/33	1,370,000	940,163
Series A 5.25%, due 7/1/37	1,500,000	1,029,375
Series A 5.375%, due 7/1/33	1,055,000	714,763
Series A 6.00%, due 7/1/38	12,670,000	8,789,812
Commonwealth of Puerto Rico, Unrefunded, Public Improvement, Unlimited General Obligation Series A 5.00%, due 7/1/33	1,949,000	1,320,448
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds 7.50%, due 8/20/40	138,232,939	95,380,728
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Senior Lien-Series A 5.00%, due 7/1/21	2,080,000	2,121,600
Senior Lien-Series A 5.00%, due 7/1/22	4,705,000	4,893,200

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds (continued)
Series A 5.00%, due 7/1/33	$18,150,000	$18,739,875
Series A 5.25%, due 7/1/42	34,535,000	35,657,387
Series B 5.35%, due 7/1/27	7,625,000	7,529,687
Series A 5.50%, due 7/1/28	13,510,000	14,168,612
Series A 6.00%, due 7/1/47	15,295,000	16,040,631
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: AGC 4.50%, due 7/1/36	6,240,000	6,242,309
Series A, Insured: AMBAC 5.00%, due 7/1/31	7,765,000	7,768,494
Puerto Rico Electric Power Authority, Build America Bonds, Revenue Bonds (e)(f)
Series EEE 5.95%, due 7/1/30	10,225,000	6,518,437
Series EEE-RSA-1 5.95%, due 7/1/30	16,310,000	11,233,512
Series EEE 6.05%, due 7/1/32	1,225,000	791,656
Series EEE-RSA-1 6.05%, due 7/1/32	10,025,000	6,992,437
Series YY 6.125%, due 7/1/40	22,010,000	14,251,475
Series YY-RSA-1 6.125%, due 7/1/40	20,495,000	14,320,881
Series EEE 6.25%, due 7/1/40	8,685,000	5,623,537
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD-RSA-1 3.30%, due 7/1/19 (e)(f)	800,000	536,000
Series ZZ-RSA-1 4.25%, due 7/1/20 (e)(f)	435,000	297,975
Series ZZ-RSA-1 4.375%, due 7/1/21 (e)(f)	25,000	17,188
Series CCC-RSA-1 4.375%, due 7/1/22 (e)(f)	115,000	79,063
Series ZZ-RSA-1 4.50%, due 7/1/23 (e)(f)	95,000	65,550
Series CCC-RSA-1 4.60%, due 7/1/24 (e)(f)	200,000	138,000
Series CCC-RSA-1 4.625%, due 7/1/25 (e)(f)	1,085,000	748,650

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series ZZ-RSA-1 4.625%, due 7/1/25 (e)(f)	$65,000	$44,850
Series XX-RSA-1 4.75%, due 7/1/26 (e)(f)	320,000	220,800
Series ZZ-RSA-1 4.75%, due 7/1/27 (e)(f)	405,000	279,450
Series A-RSA-1 4.80%, due 7/1/29 (e)(f)	690,000	476,100
Series DDD-RSA-1 5.00%, due 7/1/20 (e)(f)	3,020,000	2,091,350
Series TT-RSA-1 5.00%, due 7/1/20 (e)(f)	2,195,000	1,520,038
Series DDD-RSA-1 5.00%, due 7/1/21 (e)(f)	275,000	191,125
Series TT-RSA-1 5.00%, due 7/1/21 (e)(f)	1,215,000	844,425
Series PP, Insured: NATL-RE 5.00%, due 7/1/22	200,000	200,922
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	1,140,000	1,145,255
Series RR, Insured: NATL-RE 5.00%, due 7/1/23	4,580,000	4,608,167
Series TT-RSA-1 5.00%, due 7/1/23 (e)(f)	365,000	253,675
Series RR, Insured: NATL-RE 5.00%, due 7/1/24	115,000	115,886
Series CCC-RSA-1 5.00%, due 7/1/25 (e)(f)	575,000	399,625
Series SS, Insured: NATL-RE 5.00%, due 7/1/25	770,000	775,929
Series TT-RSA-1 5.00%, due 7/1/25 (e)(f)	810,000	562,950
Series TT-RSA-1 5.00%, due 7/1/26 (e)(f)	1,050,000	729,750
Series TT, Insured: AGM 5.00%, due 7/1/27	150,000	153,045
Series TT-RSA-1 5.00%, due 7/1/27 (e)(f)	545,000	378,775
Series TT-RSA-1 5.00%, due 7/1/32 (e)(f)	1,250,000	868,750
Series TT-RSA-1 5.00%, due 7/1/37 (e)(f)	1,620,000	1,125,900
Series A-RSA-1 5.00%, due 7/1/42 (e)(f)	4,525,000	3,144,875
Series A-RSA-1 5.05%, due 7/1/42 (e)(f)	825,000	573,375
Series ZZ-RSA-1 5.25%, due 7/1/23 (e)(f)	620,000	430,900

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series AAA-RSA-1 5.25%, due 7/1/24 (e)(f)	$3,000,000	$2,088,750
Series AAA-RSA-1 5.25%, due 7/1/26 (e)(f)	110,000	76,588
Series ZZ-RSA-1 5.25%, due 7/1/26 (e)(f)	5,030,000	3,502,138
Series VV, Insured: NATL-RE 5.25%, due 7/1/29	630,000	655,471
Series AAA-RSA-1 5.25%, due 7/1/30 (e)(f)	985,000	685,806
Series VV, Insured: NATL-RE 5.25%, due 7/1/30	3,850,000	4,006,233
Series VV, Insured: NATL-RE 5.25%, due 7/1/32	345,000	359,511
Series WW-RSA-1 5.25%, due 7/1/33 (e)(f)	3,060,000	2,130,525
Series XX-RSA-1 5.25%, due 7/1/35 (e)(f)	2,265,000	1,577,006
Series XX-RSA-1 5.25%, due 7/1/40 (e)(f)	13,955,000	9,716,169
Series ZZ-RSA-1 5.25%, due 7/1/49 (e)(f)	225,000	156,094
Series BBB 5.40%, due 7/1/28 (e)(f)	5,620,000	3,779,450
Series WW-RSA-1 5.50%, due 7/1/21 (e)(f)	2,120,000	1,481,350
Series WW-RSA-1 5.50%, due 7/1/38 (e)(f)	3,500,000	2,445,625
Series XX 5.75%, due 7/1/36	4,055,000	2,853,706
Series 2013A-RSA-1 6.75%, due 7/1/36 (e)(f)	11,730,000	8,386,950
Series 2013A-RSA-1 7.00%, due 7/1/33 (e)(f)	1,500,000	1,081,875
Series 2013A-RSA-1 7.00%, due 7/1/40 (e)(f)	140,000	100,975
Series 2013A-RSA-1 7.00%, due 7/1/43 (e)(f)	5,000,000	3,606,250
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Insured: AMBAC (zero coupon), due 7/1/27	200,000	150,856
Series A, Insured: AGM 4.75%, due 7/1/38	650,000	650,306
Series A, Insured: NATL-RE 4.75%, due 7/1/38	1,070,000	1,076,623
Insured: NATL-RE 5.00%, due 7/1/22	345,000	345,555
Insured: AGC 5.00%, due 7/1/23	2,870,000	2,928,261

40	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds (continued)
Insured: NATL-RE 5.00%, due 7/1/28	$460,000	$460,359
Series N, Insured: AMBAC 5.25%, due 7/1/30	3,680,000	3,974,106
Series N, Insured: AMBAC 5.25%, due 7/1/31	9,295,000	9,996,587
Series CC, Insured: AGM 5.25%, due 7/1/32	4,500,000	5,171,670
Series N, Insured: NATL-RE 5.25%, due 7/1/33	7,490,000	7,804,505
Series CC, Insured: AGM 5.25%, due 7/1/36	1,850,000	2,136,917
Series L, Insured: AMBAC 5.25%, due 7/1/38	1,035,000	1,094,130
Series N, Insured: AGC, AGM 5.50%, due 7/1/25	2,245,000	2,492,377
Insured: NATL-RE 5.50%, due 7/1/28	7,550,000	7,972,422
Series CC, Insured: NATL-RE 5.50%, due 7/1/29	5,010,000	5,300,780
Series CC, Insured: AGC 5.50%, due 7/1/31	2,790,000	3,260,143
Series CC, Insured: AGM 5.50%, due 7/1/31	465,000	543,357
Puerto Rico Infrastructure Financing Authority, Revenue Bonds Series A 8.25%, due 5/1/17 (a)(e)(f)(g)	7,100,000	4,490,750
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 5.00%, due 8/1/27	2,530,000	2,581,359
Puerto Rico Public Building Revenue Bonds 7.00%, due 7/1/25 (e)(f)	5,000,000	3,975,000
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series I 5.00%, due 7/1/36	5,785,000	4,201,356
Series N 5.00%, due 7/1/37	6,710,000	5,015,725
Series K, Insured: AGM, State Guaranteed 5.25%, due 7/1/27	5,970,000	6,163,906
Series N 5.50%, due 7/1/22	5,000,000	3,831,250
Series P 6.75%, due 7/1/36 (e)(f)	3,903,000	3,039,461

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Public Buildings Authority, Revenue Bonds
Series G, Insured: AGC 4.75%, due 7/1/32	$270,000	$270,394
Insured: AGC 5.25%, due 7/1/33	680,000	702,086
Series D, Insured: AMBAC 5.45%, due 7/1/31	305,000	305,262
Series Q 5.625%, due 7/1/39	1,845,000	1,406,813
Puerto Rico Public Buildings Authority, Unrefunded, Government Facilities, Revenue Bonds Series I 5.25%, due 7/1/33	3,795,000	2,846,250
Puerto Rico Sales Tax Financing Corp., COFINA, Revenue Bonds Class 2 (zero coupon), due 8/1/54	516,302	99,151
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1 (zero coupon), due 7/1/27	700,000	593,152
Series A-1 (zero coupon), due 7/1/31	879,000	634,840
Series A-1 (zero coupon), due 7/1/33	990,000	650,628
Series A-2 4.329%, due 7/1/40	4,728,000	4,864,072
Series A-1 4.50%, due 7/1/34	725,000	759,075
Series A-2 4.536%, due 7/1/53	112,000	116,274
Series A-1 4.75%, due 7/1/53	31,723,000	33,377,989
Series A-2 4.784%, due 7/1/58	3,639,000	3,825,462
Series A-1 5.00%, due 7/1/58	121,998,000	129,970,569

		755,997,497

Rhode Island 0.3%
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation
Series A, Insured: AGC (zero coupon), due 9/1/24	1,735,000	1,620,351
Series A, Insured: AGC (zero coupon), due 9/1/26	685,000	607,595
Series A, Insured: AGC (zero coupon), due 9/1/29	1,835,000	1,470,697
Series A, Insured: AGC (zero coupon), due 9/1/30	1,835,000	1,416,877

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	41

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Rhode Island (continued)
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation (continued)
Series A, Insured: AGC (zero coupon), due 9/1/32	$1,500,000	$1,076,055
Series A, Insured: AGC (zero coupon), due 9/1/34	1,000,000	665,620
Series A, Insured: AGC (zero coupon), due 9/1/35	360,000	230,238
Series A, Insured: AGC (zero coupon), due 9/1/36	470,000	288,693
Rhode Island Health & Educational Building Corp., Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/39	750,000	829,523
Rhode Island Health & Educational Building Corp., Public Schools Financing Project, Revenue Bonds Insured: AMBAC 5.00%, due 5/15/21	65,000	65,261
Rhode Island Turnpike & Bridge Authority, Motor Fuel Tax, Revenue Bonds Series A 4.00%, due 10/1/44	1,500,000	1,724,595
Tobacco Settlement Financing Corp., Revenue Bonds Series A (zero coupon), due 6/1/52	97,920,000	15,139,411

		25,134,916

South Carolina 1.0%
South Carolina Jobs-Economic Development Authority, Bishop Gadsden Episcopal Retirement Community, Revenue Bonds
Series A 4.00%, due 4/1/54	1,160,000	1,153,609
Series A 5.00%, due 4/1/54	3,000,000	3,258,720
South Carolina Jobs-Economic Development Authority, The Woodlands at Furman, Revenue Bonds 5.25%, due 11/15/52	1,625,000	1,678,950
South Carolina Jobs-Economic Development Authority, Woodlands at Furman Project, Revenue Bonds
Series A 5.00%, due 11/15/54	1,000,000	1,014,960
5.25%, due 11/15/47	5,375,000	5,569,736

	Principal Amount	Value
South Carolina (continued)
South Carolina Public Service Authority, Revenue Bonds
Series B 2.75%, due 12/1/51 (c)	$1,710,000	$1,705,588
Series C 5.00%, due 12/1/46	5,900,000	6,621,334
Series E 5.00%, due 12/1/48	21,570,000	23,593,266
Series A 5.00%, due 12/1/50	4,660,000	5,266,779
Series B 5.00%, due 12/1/56	6,055,000	7,030,400
Series E 5.25%, due 12/1/55	13,900,000	16,029,063
Series A 5.50%, due 12/1/54	5,100,000	5,726,739
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds Series D 5.00%, due 12/1/43	5,570,000	5,864,597

		84,513,741

South Dakota 0.0%‡
South Dakota Health & Educational Facilities Authority, Revenue Bonds Series E 5.00%, due 11/1/42	3,150,000	3,352,419

Tennessee 0.6%
Chattanooga-Hamilton County Hospital Authority, Revenue Bonds 5.00%, due 10/1/44	6,500,000	6,945,250
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds
Series A 5.00%, due 10/1/45	11,910,000	12,431,420
Series A 5.25%, due 10/1/58	9,000,000	9,628,830
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Trevecca Nazarine University Project, Revenue Bonds 5.00%, due 10/1/48	1,000,000	1,075,580
Metropolitan Nashville Airport Authority, Revenue Bonds Series B 5.00%, due 7/1/54 (b)	19,050,000	22,356,699

		52,437,779

42	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas 4.9%
Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation, Revenue Bonds 5.00%, due 7/15/41	$3,300,000	$3,440,877
Central Texas Regional Mobility Authority, Revenue Bonds
(zero coupon), due 1/1/23	1,000,000	972,830
(zero coupon), due 1/1/33	315,000	223,174
(zero coupon), due 1/1/34	3,275,000	2,238,037
(zero coupon), due 1/1/35	3,700,000	2,443,961
(zero coupon), due 1/1/36	2,000,000	1,272,280
(zero coupon), due 1/1/39	3,500,000	1,985,550
4.00%, due 1/1/41	6,250,000	6,695,375
5.00%, due 1/1/33	1,225,000	1,345,846
5.00%, due 1/1/42	2,340,000	2,570,841
5.00%, due 1/1/46	12,215,000	13,810,645
Central Texas Turnpike System, Revenue Bonds Series C 5.00%, due 8/15/42	12,000,000	13,407,000
City of Houston TX, Airport System Revenue, United Airlines, Inc., Revenue Bonds 5.00%, due 7/1/29 (b)	11,400,000	11,669,952
City of Houston TX, Airport System, Revenue Bonds Series B-1 5.00%, due 7/15/30 (b)	2,000,000	2,052,040
City of Lago Vista TX, Tessera on Lake Travis, Special Assessment 4.875%, due 9/1/50 (a)	1,250,000	1,262,563
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds
5.75%, due 8/15/41	1,750,000	1,824,708
6.00%, due 8/15/43	3,500,000	3,848,845
Clifton Higher Education Finance Corp., Revenue Bonds Series A 5.00%, due 12/1/45	2,500,000	2,663,850
Danbury Higher Education Authority, Golden Rule School, Inc., Revenue Bonds Series A 4.00%, due 8/15/49	4,000,000	4,029,960
Decatur Hospital Authority, Wise Regional Health System, Revenue Bonds Series A 5.25%, due 9/1/44	3,250,000	3,470,968

	Principal Amount	Value
Texas (continued)
Grand Parkway Transportation Corp., 1st Tier Toll, Revenue Bonds
4.00%, due 10/1/49	$75,140,000	$85,671,622
Series A 5.50%, due 4/1/53	600,000	689,982
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds 7.00%, due 1/1/43	1,500,000	1,706,850
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds
Series A 5.00%, due 6/1/33	900,000	927,594
Series A 5.00%, due 6/1/38	1,960,000	2,006,530
Harris County-Houston Sports Authority Cap Appreciation, Senior Lien, Revenue Bonds Series A, Insured: AGM (zero coupon), due 11/15/40	1,060,000	418,541
Harris County-Houston Sports Authority, Revenue Bonds
Series H, Insured: NATL-RE (zero coupon), due 11/15/24	970,000	884,177
Series H, Insured: NATL-RE (zero coupon), due 11/15/26	600,000	510,610
Series H, Insured: NATL-RE (zero coupon), due 11/15/29	735,000	542,347
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/32	1,670,000	926,817
Series H, Insured: NATL-RE (zero coupon), due 11/15/32	250,000	156,295
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/33	890,000	464,242
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	185,000	108,589
Series A, Insured: AGM (zero coupon), due 11/15/34	2,035,000	1,179,893
Series A, Insured: NATL-RE (zero coupon), due 11/15/34	1,805,000	897,464
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/38	36,815,000	16,537,298
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	1,395,000	594,465
Series H, Insured: NATL-RE (zero coupon), due 11/15/39	1,525,000	609,100
Series H, Insured: NATL-RE (zero coupon), due 11/15/40	1,855,000	693,566
Series H, Insured: NATL-RE (zero coupon), due 11/15/41	700,000	245,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Hemphill County Hospital District, Unlimited General Obligation 4.625%, due 2/1/39	$2,765,000	$2,961,564
Montgomery County Toll Road Authority, Revenue Bonds 5.00%, due 9/15/48	2,500,000	2,707,400
New Hope Cultural Education Facilities Corp., Collegiate Housing Denton Women’s University Dining Project, Revenue Bonds Insured: AGM 4.00%, due 7/1/48	1,000,000	1,040,660
New Hope Cultural Education Facilities Corp., Collegiate Housing Tarleton State, Revenue Bonds Series A 5.00%, due 4/1/46	3,000,000	3,398,160
New Hope Cultural Education Facilities Corp., Cumberland Academy Project, Revenue Bonds Series A 5.00%, due 8/15/40 (a)	5,000,000	5,188,950
New Hope Cultural Education Facilities Corp., Jubilee Academic Center Project, Revenue Bonds (a)
Series A 5.00%, due 8/15/36	5,000,000	5,036,350
Series A 5.125%, due 8/15/47	2,085,000	2,096,530
New Hope Cultural Education Facilities Corp., Quality Senior Housing Foundation of East Texas, Inc., Revenue Bonds Series A-1 5.00%, due 12/1/54	3,770,000	3,975,201
New Hope Cultural Education Facilities Corp., Stephenville Tarleton State, Revenue Bonds Series A 6.00%, due 4/1/45	3,550,000	3,967,267
New Hope Cultural Education Facilities Finance Corp., Legacy at Midtown Park Project, Revenue Bonds Series A 5.50%, due 7/1/54	1,500,000	1,495,305
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds Series A 5.00%, due 8/15/50 (a)	4,180,000	4,465,619

	Principal Amount	Value
Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Wesleyan Homes, Inc., Project, Revenue Bonds 5.00%, due 1/1/55	$1,500,000	$1,499,880
North East Texas Regional Mobility Authority, Revenue Bonds
Series B 5.00%, due 1/1/41	6,000,000	6,600,180
Series B 5.00%, due 1/1/46	3,535,000	3,859,866
North Texas Tollway Authority, Revenue Bonds 5.00%, due 1/1/50	1,750,000	2,058,263
Port Beaumont Navigation District Dock & Wharf Facilities, Jefferson Gulf Coast Energy Project, Revenue Bonds (a)(b)
Series A 3.625%, due 1/1/35	2,595,000	2,565,132
Series A 4.00%, due 1/1/50	9,930,000	9,937,150
Port Freeport, Senior Lien, Revenue Bonds (b)
Series A 4.00%, due 6/1/38	1,650,000	1,857,455
Series A 4.00%, due 6/1/39	1,620,000	1,818,110
Port of Port Arthur Navigation District, Unlimited General Obligation 4.00%, due 3/1/47 (b)	4,450,000	4,836,927
Red River Educational Finance Corp., Houston Baptist University Project, Revenue Bonds 5.50%, due 10/1/46	6,250,000	6,766,562
Tarrant County Cultural Education Facilities Finance Corp., Barton Creek Senior Living CTR, Revenue Bonds 5.00%, due 11/15/40	1,500,000	1,555,980
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds Series B 5.00%, due 11/15/40	1,250,000	1,400,200
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/26	3,500,000	3,777,060
Texas Private Activity Bond Surface Transportation Corp., North Tarrant Express Managed Lanes Project, Revenue Bonds
Series A 4.00%, due 12/31/38	6,135,000	6,854,390
Series A 4.00%, due 12/31/39	5,000,000	5,568,600

44	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds (b)
5.00%, due 6/30/58	$68,200,000	$77,693,440
Senior Lien 6.75%, due 6/30/43	11,700,000	13,230,477
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, Blueridge Transportation Group LLC, Revenue Bonds (b)
5.00%, due 12/31/50	5,235,000	5,687,827
5.00%, due 12/31/55	10,390,000	11,268,994
Texas Public Finance Authority Charter School Finance Corp., ED—Burnham Wood Project, Revenue Bonds Series A 6.25%, due 9/1/36	400,000	400,000
Texas Transportation Commission, First Tier, State Highway 249, Revenue Bonds Series A 5.00%, due 8/1/57	10,000,000	11,351,100
Travis County Health Facilities Development Corp., Westminster Manor, Revenue Bonds 7.125%, due 11/1/40	1,000,000	1,000,000

		414,920,883

U.S. Virgin Islands 1.2%
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32	15,600,000	14,548,716
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 4.00%, due 10/1/22	855,000	843,842
Series C 5.00%, due 10/1/22	5,815,000	5,763,654
Series B 5.00%, due 10/1/25	2,825,000	2,785,591
Series A 5.00%, due 10/1/29	9,215,000	9,134,922
Series B 5.25%, due 10/1/29	6,410,000	6,302,376
Subseries A 6.00%, due 10/1/39	780,000	745,976
Series A 6.625%, due 10/1/29	2,880,000	2,891,722
Series A 6.75%, due 10/1/37	12,910,000	12,958,283

	Principal Amount	Value
U.S. Virgin Islands (continued)
Virgin Islands Public Finance Authority, Revenue Bonds
Series C 5.00%, due 10/1/30	$17,270,000	$16,271,103
Series A 5.00%, due 10/1/34	2,600,000	2,398,760
Series C 5.00%, due 10/1/39	9,910,000	8,994,019
Virgin Islands Public Finance Authority, Senior Lien-Matching Fund Loan Note, Revenue Bonds Senior Lien-Series B 5.00%, due 10/1/25	14,425,000	14,371,483
Virgin Islands Water & Power Authority-Electric System, Revenue Bonds
Series A 4.00%, due 7/1/21	430,000	424,732
Series A 5.00%, due 7/1/31	1,145,000	1,034,485

		99,469,664

Utah 0.4%
Medical School Campus Public Infrastructure District, Limited General Obligation (a)
Series A 5.25%, due 2/1/40	1,430,000	1,396,023
Series A 5.50%, due 2/1/50	2,915,000	2,817,289
Mida Mountain Village Public Infrastructure District, Special Assessment
Series A 4.50%, due 8/1/40	1,500,000	1,522,020
Series A 5.00%, due 8/1/50	6,000,000	6,084,360
Utah Charter School Finance Authority, Da Vinci Academy, Revenue Bonds 7.75%, due 3/15/39	700,000	718,718
Utah Infrastructure Agency, Telecommunication, Revenue Bonds
4.00%, due 10/15/39	2,175,000	2,256,497
4.00%, due 10/15/42	1,970,000	2,021,122
Series A 5.00%, due 10/15/32	1,615,000	1,808,800
Series A 5.00%, due 10/15/34	3,385,000	3,768,757
Series A 5.00%, due 10/15/37	1,100,000	1,212,794
Series A 5.00%, due 10/15/40	4,130,000	4,520,244
Series A 5.375%, due 10/15/40	6,260,000	7,015,958

		35,142,582

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Vermont 0.1%
Vermont Educational & Health Buildings Financing Agency, Developmental & Mental Health Services, Revenue Bonds Series A, Insured: AGC 4.75%, due 8/15/36	$500,000	$510,340
Vermont Student Assistance Corp., Education Loan, Revenue Bonds Subseries B 4.50%, due 6/15/45 (b)	3,500,000	3,626,000

		4,136,340

Virginia 1.9%
Farmville Industrial Development Authority Facilities, Longwood University Student Project, Revenue Bonds
Series A 5.00%, due 1/1/48	7,000,000	7,294,700
Series A 5.00%, due 1/1/55	16,000,000	16,595,840
Series A 5.00%, due 1/1/59	7,605,000	7,887,754
Henrico County Economic Development Authority, Residential Care Facility, Revenue Bonds Series C 5.00%, due 12/1/47	2,200,000	2,327,424
Lynchburg Economic Development Authority, Randolph College Project, Revenue Bonds 5.00%, due 9/1/48	3,705,000	4,110,179
Newport News Economic Development Authority, LifeSpire, Revenue Bonds 5.00%, due 12/1/38	2,575,000	2,717,629
Norfolk Redevelopment and Housing Authority, Norfolk Retirement Community, Harbors Edge Project, Revenue Bonds
Series B 4.00%, due 1/1/25	1,200,000	1,200,108
Series A 5.25%, due 1/1/54	3,300,000	3,425,334
Roanoke Economic Development Authority, Lynchburg College, Revenue Bonds Series A 4.00%, due 9/1/48	4,890,000	4,779,975

	Principal Amount	Value
Virginia (continued)
Salem Economic Development Authority, Educational Facilities, Roanoke College, Revenue Bonds
4.00%, due 4/1/45	$1,000,000	$1,003,800
5.00%, due 4/1/49	1,000,000	1,095,400
Tobacco Settlement Financing Corp., Convertible-Senior, Revenue Bonds Senior Lien-Series B2 5.20%, due 6/1/46	2,000,000	2,011,680
Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	29,205,000	29,328,537
Virginia College Building Authority, Marymount University Project, Revenue Bonds Series B 5.00%, due 7/1/45 (a)	1,945,000	1,948,948
Virginia Small Business Financing Authority, Elizabeth River Crossing, Revenue Bonds Senior Lien 5.50%, due 1/1/42 (b)	18,245,000	19,052,889
Virginia Small Business Financing Authority, Express Lanes LLC, Revenue Bonds Senior Lien 5.00%, due 1/1/40 (b)	10,000,000	10,338,700
Virginia Small Business Financing Authority, National Senior Campuses Obligated Group, Revenue Bonds 4.00%, due 1/1/51	15,000,000	15,965,400
Virginia Small Business Financing Authority, Transform I-66 P3 Project, Revenue Bonds (b)
5.00%, due 12/31/52	12,160,000	13,593,421
5.00%, due 12/31/56	17,040,000	19,016,981

		163,694,699

Washington 0.5%
Pend Oreille County Public Utility, District No. 1 Box Canyon, Revenue Bonds
4.00%, due 1/1/41	3,000,000	3,060,990
5.00%, due 1/1/48	5,430,000	5,881,993
Port of Seattle Industrial Development Corp., King County Public Hospital District, Special Facilities Delta Airlines, Revenue Bonds 5.00%, due 4/1/30 (b)	1,825,000	1,872,176

46	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Washington (continued)
Washington Higher Educational Facilities Authority, Seattle Pacific University Project, Revenue Bonds 5.00%, due 10/1/45	$3,800,000	$4,423,694
Washington Higher Educational Facilities Authority, Whitworth University Project, Revenue Bonds Series A 5.00%, due 10/1/40	3,000,000	3,225,570
Washington State Convention Center Public Facilities District, Revenue Bonds 4.00%, due 7/1/58	8,760,000	8,888,334
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds 5.00%, due 1/1/48	3,000,000	3,052,020
Whidbey Island Public Hospital District, Unlimited General Obligation
5.375%, due 12/1/39	9,920,000	10,404,493
5.50%, due 12/1/33	2,070,000	2,187,970
Whidbey Island Public Hospital District, Whidbey General Hospital, Limited General Obligation
3.75%, due 12/1/32	100,000	100,694
4.00%, due 12/1/37	290,000	291,911

		43,389,845

West Virginia 0.4%
County of Ohio WV, Special District Excise Tax, The Highlands Project, Revenue Bonds Series B 4.25%, due 3/1/35	4,000,000	3,858,360
Glenville State College, Board of Governors, Revenue Bonds 5.25%, due 6/1/47	4,000,000	3,910,160
Monongalia County Commission Special District, University Town Center, Revenue Bonds Series A 5.50%, due 6/1/37 (a)	4,000,000	4,118,200
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Revenue Bonds
Series A 4.00%, due 1/1/37	5,125,000	5,598,294
Series A 4.00%, due 1/1/38	2,500,000	2,712,975
Series A 4.125%, due 1/1/47	13,650,000	14,557,588

		34,755,577

	Principal Amount	Value
Wisconsin 2.2%
Public Fin Auth Wi Revenue Bonds
5.00%, due 1/1/40	$4,335,000	$4,889,446
5.00%, due 1/1/45	3,060,000	3,408,106
Public Finance Authority Education Revenue, Coral Academy of Science Las Vegas, Revenue Bonds Series A 5.00%, due 7/1/48	2,000,000	2,214,980
Public Finance Authority Education Revenue, Guilford College, Revenue Bonds Series A 5.00%, due 1/1/48	11,495,000	10,522,408
Public Finance Authority Education Revenue, Wilson Preparatory Academy, Revenue Bonds Series A 5.00%, due 6/15/49 (a)	1,100,000	1,133,583
Public Finance Authority Educational Facilities, Lake Erie College Project, Revenue Bonds Series A 5.875%, due 10/1/54 (a)	2,000,000	1,995,500
Public Finance Authority Educational Facilities, Wingate University, Revenue Bonds Series A 5.25%, due 10/1/38	3,250,000	3,480,848
Public Finance Authority, Affinity Living Group NC-12 Obligated Group, Revenue Bonds 6.75%, due 11/1/24 (a)	10,000,000	10,110,900
Public Finance Authority, Appalachian State University Project, Revenue Bonds
Series A, Insured: AGM 4.00%, due 7/1/50	1,000,000	1,070,590
Series A, Insured: AGM 4.00%, due 7/1/55	1,250,000	1,333,700
Series A, Insured: AGM 4.00%, due 7/1/59	1,600,000	1,706,768
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds Series A 5.00%, due 6/1/36 (a)	750,000	802,613
Public Finance Authority, Cullowhee LLC, Revenue Bonds 5.25%, due 7/1/47	2,000,000	2,062,820

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, Fellowship Senior Living Project, Revenue Bonds
Series A 4.00%, due 1/1/46	$2,955,000	$2,806,304
Series A 4.00%, due 1/1/52	12,085,000	11,191,556
Public Finance Authority, FFAH North Carolina & Missouri Portfolio, Revenue Bonds
Series A 4.75%, due 12/1/35	1,150,000	1,211,318
Series A 5.00%, due 12/1/45	3,200,000	3,371,232
Series A 5.15%, due 12/1/50	2,250,000	2,370,668
Public Finance Authority, Glenridge Palmer Ranch, Revenue Bonds Series A 8.25%, due 6/1/46 (a)	1,000,000	1,044,540
Public Finance Authority, Guilford College, Revenue Bonds 5.50%, due 1/1/47	6,160,000	5,786,334
Public Finance Authority, Irving Convention Center Hotel Project, Revenue Bonds Series A-2 7.00%, due 1/1/50 (a)	13,990,000	12,849,115
Public Finance Authority, National Gypsum Co., Revenue Bonds 4.00%, due 8/1/35 (b)	4,000,000	3,810,840
Public Finance Authority, NC A&T Real Estate Foundation LLC Project, Revenue Bonds
Series A 5.00%, due 6/1/44	1,350,000	1,408,320
Series A 5.00%, due 6/1/49	7,125,000	7,395,607
Series B 5.00%, due 6/1/49	2,720,000	2,823,306
Public Finance Authority, Nevada State College, Revenue Bonds 5.00%, due 5/1/55 (a)	8,600,000	7,323,846
Public Finance Authority, North Carolina Leadership Academy, Revenue Bonds 4.00%, due 6/15/29 (a)	325,000	331,880
Public Finance Authority, Roseman University Health Sciences, Revenue Bonds
5.00%, due 4/1/30 (a)	700,000	766,381
5.00%, due 4/1/40 (a)	300,000	321,138

	Principal Amount	Value
Wisconsin (continued)
Public Finance Authority, Roseman University Health Sciences, Revenue Bonds (continued)
5.00%, due 4/1/50 (a)	$1,000,000	$1,054,460
5.50%, due 4/1/32	1,250,000	1,285,300
5.875%, due 4/1/45	6,650,000	7,146,622
Public Finance Authority, Senior-Obligation Group, Revenue Bonds Series B 5.00%, due 7/1/42 (b)	10,000,000	10,356,600
Public Finance Authority, Ultimate Medical Academy Project, Revenue Bonds (a)
5.00%, due 10/1/22	2,245,000	2,324,338
5.00%, due 10/1/24	2,200,000	2,338,600
Series A 5.00%, due 10/1/29	3,000,000	3,274,620
5.00%, due 10/1/34	1,090,000	1,158,376
Series A 5.00%, due 10/1/39	17,000,000	17,821,270
Public Finance Authority, WakeMed Obligated Group, Revenue Bonds Series A 4.00%, due 10/1/49	7,000,000	7,591,360
Public Finance Authority, Wisconsin Airport Facilities, AFCO Investors II Portfolio, Revenue Bonds 5.75%, due 10/1/31 (a)(b)	1,670,000	1,721,436
Public Finance Authority, Wisconsin Senior Living, Rose Villa Project, Revenue Bonds Series A 5.75%, due 11/15/44 (a)	1,400,000	1,487,724
Public Finance Authority, Wonderful Foundations Charter School, Revenue Bonds (a)
Series B (zero coupon), due 1/1/60	70,000,000	4,336,500
Series A-1 5.00%, due 1/1/55	4,295,000	4,302,731
Wisconsin Health & Educational Facilities Authority, Rogers Memorial Hospital, Inc. Revenue Bonds Series A 5.00%, due 7/1/49	2,400,000	2,736,744
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital, Inc., Revenue Bonds 5.375%, due 2/1/48	4,400,000	4,478,188

48	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, St. Camillus Health System, Inc., Revenue Bonds
Series B-3 2.25%, due 11/1/26	$3,000,000	$2,924,130
Series B-2 2.55%, due 11/1/27	3,000,000	2,947,020

		188,830,666

Wyoming 0.0%‡
West Park Hospital District, West Park Hospital Project, Revenue Bonds Series B 6.50%, due 6/1/27	500,000	514,020
Wyoming Community Development Authority, Revenue Bonds 6.50%, due 7/1/43	930,000	941,923

		1,455,943

Total Long-Term Municipal Bonds (Cost $6,981,130,709)		7,315,742,114

Short-Term Municipal Notes 6.1%
Arkansas 0.1%
Tender Option Bond Trust Receipts, Limited General Obligation Series 2020-XF0954, State AId Withholding 0.17%, due 6/1/50 (a)(h)	8,000,000	8,000,000

California 2.4%
Bay Area Toll Authority, Revenue Bonds (h)
Series G1 0.07%, due 4/1/47	23,330,000	23,330,000
Series E1 0.08%, due 4/1/45	25,000,000	25,000,000
California Infrastructure & Economic Development Bank, Brightline West Passenger Rail Project, Revenue Bonds Series A 0.45%, due 1/1/50 (a)(b)(h)	28,000,000	27,988,800
Northern California Gas Authority No. 1, Gas Project, Revenue Bonds Series B 0.871%, due 7/1/27 (h)	34,335,000	34,017,058
Nuveen AMT-Free Quality Municipal Income Fund Series A 0.60%, due 9/11/26 (h)	20,000,000	20,000,000

	Principal Amount	Value
California (continued)
Nuveen Enhanced Dividend Advantage Mutual Fund Series A 0.60%, due 3/1/40 (h)	$38,000,000	$38,000,000
Regents of the University of California Medical Center Pooled, Revenue Bonds Series O-2 0.08%, due 5/15/45 (h)	10,000,000	10,000,000
Sacramento Transportation Authority, Revenue Bonds Series A 0.08%, due 10/1/38 (h)	16,100,000	16,100,000
Tender Option Bond Trust Receipts, Revenue Bonds Series 2018-XF2698 0.14%, due 11/1/25 (a)(h)	4,800,000	4,800,000
University of California, Revenue Bonds Series AL-4 0.10%, due 5/15/48 (h)	8,625,000	8,625,000

		207,860,858

Florida 0.4%
Lee Memorial Health Systems, Revenue Bonds Series B 0.31%, due 4/1/49 (h)	14,000,000	14,000,000
Tender Option Bond Trust Receipts, Revenue Bonds Series 2020-XF2920 0.16%, due 12/1/48 (a)(h)	16,770,000	16,770,000

		30,770,000

Illinois 0.3%
Illinois Finance Authority, Northshore University Health System, Revenue Bonds Series C 0.11%, due 8/15/49 (h)	9,575,000	9,575,000
Illinois Finance Authority, Northwestern Memorial Hospital, Revenue Bonds 0.11%, due 8/15/42 (h)	15,605,000	15,605,000

		25,180,000

Indiana 0.2%
Indiana Finance Authority, Educational Facilities-DePauw University Project, Revenue Bonds Series A 0.10%, due 7/1/36 (h)	3,000,000	3,000,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Short-Term Municipal Notes (continued)
Indiana (continued)
Indiana Finance Authority, Republic Services, Inc., Project, Revenue Bonds (b)(h)
0.28%, due 5/1/34	$6,000,000	$6,001,620
0.28%, due 12/1/37	12,000,000	12,003,240

		21,004,860

Kentucky 0.2%
County of Meade KY, Nucor Corp., Revenue Bonds 0.21%, due 7/1/60 (b)(h)	8,160,000	8,160,000
Kentucky Economic Development Finance Authority, Republic Services, Inc., Revenue Bonds Series A 0.28%, due 4/1/31 (b)(h)	6,000,000	6,001,620

		14,161,620

Massachusetts 0.1%
Massachusetts Development Finance Agency, Boston University, Revenue Bonds Series U-6C 0.09%, due 10/1/42 (h)	7,000,000	7,000,000

Missouri 0.2%
RIB Floater Trust, Revenue Bonds Series 2019-016 0.16%, due 6/1/45 (a)(h)	15,000,000	15,000,000

Nevada 0.2%
State of Nevada Department of Business & Industry, Brightline West Passenger Rail Project, Revenue Bonds 0.50%, due 1/1/50 (a)(b)(h)	12,500,000	12,494,250
Tender Option Bond Trust Receipts, Revenue Bonds Series 2019-XF2806 0.16%, due 7/1/49 (a)(h)	5,000,000	5,000,000

		17,494,250

New Hampshire 0.1%
New Hampshire Business Finance Authority, Waste Management, Revenue Bonds (b)(h)
0.40%, due 9/1/21	4,210,000	4,209,789
0.40%, due 4/1/24	3,000,000	2,999,850

		7,209,639

	Principal Amount	Value
New Jersey 0.8%
New Jersey Turnpike Authority, Revenue Bonds Series D-1 0.804%, due 1/1/24 (h)	$66,500,000	$66,440,150
Tender Option Bond Trust Receipts, Revenue Bonds Series 2018-XF2702 0.15%, due 7/1/24 (a)(h)	2,070,000	2,070,000

		68,510,150

Ohio 0.2%
State of Ohio, University Hospitals Health System, Revenue Bonds 0.11%, due 1/15/46 (h)	9,750,000	9,750,000
Tender Option Bond Trust Receipts, Revenue Bonds Series 2020-XF2906 0.16%, due 11/15/40 (a)(h)	10,140,000	10,140,000

		19,890,000

Puerto Rico 0.0%‡
Puerto Rico Electric Power Authority, Revenue Bonds Series UU, Insured: AGM 0.671%, due 7/1/29 (h)	4,065,000	3,638,988

Texas 0.6%
Harris County Health Facilities Development Corp., Methodist Hospital System, Revenue Bonds (h)
Series A-1 0.10%, due 12/1/41	23,775,000	23,775,000
Series A-2 0.10%, due 12/1/41	16,855,000	16,855,000
Mission Economic Development Corp., Waste Management, Revenue Bonds (b)(h)
0.40%, due 7/1/40	7,500,000	7,499,625
0.40%, due 5/1/46	7,000,000	6,999,650

		55,129,275

Utah 0.2%
City of Murray UT, Murray City Hospital, IHC Health Services, Inc., Revenue Bonds (h)
Series C 0.10%, due 5/15/36	11,180,000	11,180,000
Series D 0.10%, due 5/15/36	1,810,000	1,810,000

		12,990,000

50	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Municipal Notes (continued)
Virginia 0.0%‡
Virginia Small Business Financing Authority, University Real Estate, Revenue Bonds 0.15%, due 7/1/30 (h)	$60,000	$60,000

Wisconsin 0.1%
Tender Option Bond Trust Receipts, Revenue Bonds Series 2020-XL0147 0.18%, due 6/1/45 (a)(h)	5,315,000	5,315,000

Total Short-Term Municipal Notes (Cost $519,300,719)		519,214,640

Total Municipal Bonds (Cost $7,500,431,428)		7,834,956,754

	Shares
Closed-End Funds 0.8%
California 0.1%
BlackRock MuniHoldings California Quality Fund, Inc.	652,094	9,292,340

Massachusetts 0.1%
DWS Municipal Income Trust	124,496	1,353,271
Eaton Vance Municipal Bond Fund	154,604	2,008,306
Pioneer Municipal High Income Trust	332,691	3,772,716

		7,134,293

Michigan 0.0%‡
BlackRock MuniYield Michigan Quality Fund, Inc.	244,978	3,314,552

Multi-State 0.4%
BlackRock Investment Quality Municipal Trust, Inc.	22,632	355,775
BlackRock Muni Intermediate Duration Fund, Inc.	240,316	3,364,424
BlackRock Municipal 2030 Target Term Trust	442,357	10,996,995
BlackRock Municipal Income Investment Quality Trust	38,091	543,939
BlackRock MuniEnhanced Fund, Inc.	383,598	4,284,790
BlackRock MuniHoldings Fund II, Inc.	18,164	263,378
BlackRock MuniHoldings Investment Quality Fund	70,458	927,932
BlackRock MuniHoldings Quality Fund, Inc.	116,998	1,476,515
BlackRock MuniYield Quality Fund II, Inc.	621,423	8,103,356

	Shares	Value
Multi-State (continued)
BNY Mellon Municipal Bond Infrastructure Fund, Inc.	17,508	$227,954
Pioneer Municipal High Income Advantage Trust	316,387	3,448,618

		33,993,676

New Jersey 0.1%
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	394,470	5,337,179

New York 0.1%
BlackRock MuniHoldings New York Quality Fund, Inc.	421,662	5,603,888
BlackRock MuniYield New York Quality Fund, Inc.	223,574	2,825,975
BlackRock New York Municipal Fund	15,812	216,625
BlackRock New York Municipal Income Trust	42,359	566,340

Total New York (Cost $9,618,419)		9,212,828

Pennsylvania 0.0%‡
Invesco Pennsylvania Value Municipal Income Trust	68,544	820,472

Total Closed-End Funds (Cost $69,973,603)		69,105,340

Total Investments (Cost $7,570,405,031)	92.9%	7,904,062,094
Other Assets, Less Liabilities	7.1	599,651,057
Net Assets	100.0%	$8,503,713,151

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Interest on these securities was subject to alternative minimum tax.

(c)	Step coupon—Rate shown was the rate in effect as of October 31, 2020.
(d)	Floating rate—Rate shown was the rate in effect as of October 31, 2020.

(e)	Issue in non-accrual status.

(f)	Issue in default.

(g)

Illiquid security—As of October 31, 2020, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $6,235,350, which represented 0.1% of the Fund’s net assets. (Unaudited)

(h)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	51

Portfolio of Investments October 31, 2020 (continued)

though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

Futures Contracts

As of October 31, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Short Contracts
United States Treasury Long Bond	(250)	December 2020	$(43,981,835)	$(43,117,188)	$864,647

1.	As of October 31, 2020, cash in the amount of $1,175,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2020.

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

CHF—Swiss Franc

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$—	$7,315,742,114	$—	$7,315,742,114
Short-Term Municipal Notes	—	519,214,640	—	519,214,640

Total Municipal Bonds	—	7,834,956,754	—	7,834,956,754

Closed-End Funds	69,105,340	—	—	149,105,340

Total Investments in Securities	69,105,340	7,834,956,754	—	7,904,062,094

Other Financial Instruments
Futures Contracts (b)	864,647	—	—	864,647

Total Investments in Securities and Other Financial Instruments	$69,969,987	$7,834,956,754	$—	$7,904,926,741

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

52	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in securities, at value (identified cost $7,570,405,031)	$7,904,062,094
Cash	538,973,102
Cash collateral on deposit at broker for futures contracts	1,175,000
Receivables:
Dividends and interest	91,032,266
Fund shares sold	44,246,869
Investment securities sold	2,506,500
Variation margin on futures contracts	93,740
Other assets	173,507

Total assets	8,582,263,078

Liabilities
Payables:
Investment securities purchased	48,578,682
Fund shares redeemed	17,235,585
Manager (See Note 3)	3,738,762
NYLIFE Distributors (See Note 3)	743,911
Transfer agent (See Note 3)	674,392
Professional fees	140,402
Shareholder communication	137,641
Custodian	12,020
Trustees	10,506
Accrued expenses	10,698
Dividend payable	7,267,328

Total liabilities	78,549,927

Net assets	$8,503,713,151

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$667,117
Additional paid-in capital	8,232,705,625

8,233,372,742
Total distributable earnings (loss)	270,340,409

Net assets	$8,503,713,151

Class A
Net assets applicable to outstanding shares	$2,073,225,726

Shares of beneficial interest outstanding	162,662,777

Net asset value per share outstanding	$12.75
Maximum sales charge (4.50% of offering price)	0.60

Maximum offering price per share outstanding	$13.35

Investor Class
Net assets applicable to outstanding shares	$5,210,937

Shares of beneficial interest outstanding	409,326

Net asset value per share outstanding	$12.73
Maximum sales charge (4.00% of offering price)	0.53

Maximum offering price per share outstanding	$13.26

Class C
Net assets applicable to outstanding shares	$355,498,181

Shares of beneficial interest outstanding	27,959,375

Net asset value and offering price per share outstanding	$12.71

Class I
Net assets applicable to outstanding shares	$6,063,242,911

Shares of beneficial interest outstanding	475,572,252

Net asset value and offering price per share outstanding	$12.75

Class R6
Net assets applicable to outstanding shares	$6,535,396

Shares of beneficial interest outstanding	513,017

Net asset value and offering price per share outstanding	$12.74

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	53

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Interest	$291,560,023
Dividends	1,698,435
Other	1,272

Total income	293,259,730

Expenses
Manager (See Note 3)	38,975,759
Distribution/Service—Class A (See Note 3)	5,319,422
Distribution/Service—Investor Class (See Note 3)	13,237
Distribution/Service—Class C (See Note 3)	4,038,664
Transfer agent (See Note 3)	4,162,871
Professional fees	569,026
Registration	290,313
Shareholder communication	287,480
Trustees	174,332
Custodian	75,942
Miscellaneous	245,220

Total expenses	54,152,266

Net investment income (loss)	239,107,464

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(5,257,792)
Futures transactions	(13,190,115)

Net realized gain (loss)	(18,447,907)

Net change in unrealized appreciation (depreciation) on:
Investments	(132,381,959)
Futures contracts	(1,714,412)

Net change in unrealized appreciation (depreciation)	(134,096,371)

Net realized and unrealized gain (loss)	(152,544,278)

Net increase (decrease) in net assets resulting from operations	$86,563,186

54	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$239,107,464	$228,840,515
Net realized gain (loss)	(18,447,907)	1,346,567
Net change in unrealized appreciation (depreciation)	(134,096,371)	304,320,466

Net increase (decrease) in net assets resulting from operations	86,563,186	534,507,548

Distributions to shareholders:
Class A	(71,801,368)	(73,277,109)
Investor Class	(178,402)	(175,578)
Class C	(10,617,139)	(12,555,282)
Class I	(171,136,444)	(145,298,311)
Class R6	(1,490,352)	—

Total distributions to shareholders	(255,223,705)	(231,306,280)

Capital share transactions:
Net proceeds from sale of shares	4,385,326,767	3,025,448,392
Net asset value of shares issued to shareholders in reinvestment of distributions	184,287,567	176,215,173
Cost of shares redeemed	(2,962,509,546)	(1,480,797,277)

Increase (decrease) in net assets derived from capital share transactions	1,607,104,788	1,720,866,288

Net increase (decrease) in net assets	1,438,444,269	2,024,067,556

Net Assets
Beginning of year	7,065,268,882	5,041,201,326

End of year	$8,503,713,151	$7,065,268,882

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	55

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020		2019		2018	2017	2016

Net asset value at beginning of year	$12.98		$12.33		$12.32	$12.52	$12.04

Net investment income (loss)	0.40		0.47		0.48	0.49	0.49

Net realized and unrealized gain (loss) on investments	(0.20)		0.66		0.01	(0.19)	0.51

Total from investment operations	0.20		1.13		0.49	0.30	1.00

Less distributions:

From net investment income	(0.43)		(0.47)		(0.48)	(0.49)	(0.49)

From net realized gain on investments	(0.00	)‡	(0.01)		—	(0.01)	(0.03)

Total distributions	(0.43)		(0.48)		(0.48)	(0.50)	(0.52)

Net asset value at end of year	$12.75		$12.98		$12.33	$12.32	$12.52

Total investment return (a)	1.60%		9.28%		4.03%	2.48%	8.43%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.15%		3.69%		3.84%	3.99%	3.91%

Net expenses (b)	0.86%		0.87%		0.87%	0.87%	0.87%

Portfolio turnover rate	37	%(c)	27	%(c)	32%	34%	41%

Net assets at end of year (in 000’s)	$2,073,226		$2,210,862		$1,616,061	$882,736	$874,512

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

	Year ended October 31,

Investor Class	2020		2019		2018	2017	2016

Net asset value at beginning of year	$12.96		$12.32		$12.30	$12.50	$12.02

Net investment income (loss)	0.40		0.47		0.48	0.49	0.49

Net realized and unrealized gain (loss) on investments	(0.20)		0.65		0.02	(0.19)	0.51

Total from investment operations	0.20		1.12		0.50	0.30	1.00

Less distributions:

From net investment income	(0.43)		(0.47)		(0.48)	(0.49)	(0.49)

From net realized gain on investments	(0.00	)‡	(0.01)		—	(0.01)	(0.03)

Total distributions	(0.43)		(0.48)		(0.48)	(0.50)	(0.52)

Net asset value at end of year	$12.73		$12.96		$12.32	$12.30	$12.50

Total investment return (a)	1.59%		9.19%		4.10%	2.45%	8.42%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.15%		3.69%		3.85%	3.98%	3.90%

Net expenses (b)	0.87%		0.88%		0.89%	0.90%	0.90%

Portfolio turnover rate	37	%(c)	27	%(c)	32%	34%	41%

Net assets at end of year (in 000’s)	$5,211		$5,449		$4,383	$3,483	$4,249

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

56	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class C	2020		2019		2018	2017	2016

Net asset value at beginning of year	$12.95		$12.30		$12.29	$12.49	$12.01

Net investment income (loss)	0.29		0.37		0.39	0.39	0.39

Net realized and unrealized gain (loss) on investments	(0.20)		0.66		0.01	(0.19)	0.51

Total from investment operations	0.09		1.03		0.40	0.20	0.90

Less distributions:

From net investment income	(0.33)		(0.37)		(0.39)	(0.39)	(0.39)

From net realized gain on investments	(0.00	)‡	(0.01)		—	(0.01)	(0.03)

Total distributions	(0.33)		(0.38)		(0.39)	(0.40)	(0.42)

Net asset value at end of year	$12.71		$12.95		$12.30	$12.29	$12.49

Total investment return (a)	0.75%		8.47%		3.24%	1.69%	7.61%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.41%		2.94%		3.11%	3.22%	3.14%

Net expenses (b)	1.62%		1.63%		1.63%	1.65%	1.65%

Portfolio turnover rate	37	%(c)	27	%(c)	32%	34%	41%

Net assets at end of year (in 000’s)	$355,498		$433,318		$396,092	$395,042	$401,279

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

	Year ended October 31,

Class I	2020		2019		2018	2017	2016

Net asset value at beginning of year	$12.98		$12.34		$12.32	$12.52	$12.04

Net investment income (loss)	0.45		0.50		0.51	0.52	0.52

Net realized and unrealized gain (loss) on investments	(0.22)		0.65		0.02	(0.19)	0.51

Total from investment operations	0.23		1.15		0.53	0.33	1.03

Less distributions:

From net investment income	(0.46)		(0.50)		(0.51)	(0.52)	(0.52)

From net realized gain on investments	(0.00	)‡	(0.01)		—	(0.01)	(0.03)

Total distributions	(0.46)		(0.51)		(0.51)	(0.53)	(0.55)

Net asset value at end of year	$12.75		$12.98		$12.34	$12.32	$12.52

Total investment return (a)	1.86%		9.46%		4.38%	2.74%	8.70%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.38%		3.93%		4.09%	4.21%	4.16%

Net expenses (b)	0.61%		0.62%		0.62%	0.62%	0.62%

Portfolio turnover rate	37	%(c)	27	%(c)	32%	34%	41%

Net assets at end of year (in 000’s)	$6,063,243		$4,415,639		$3,024,665	$2,094,251	$1,420,936

‡	Less than one cent per share.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Financial Highlights selected per share data and ratios

Class R6	November 1, 2019^ through October 31, 2020

Net asset value at beginning of period	$12.98

Net investment income (loss) (a)	0.43

Net realized and unrealized gain (loss) on investments	(0.21)

Total from investment operations	0.22

Less distributions:

From net investment income	(0.46)

From net realized gain on investments‡	(0.00)

Total distributions	(0.46)

Net asset value at end of period	$12.74

Total investment return (b)	1.80%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.40%

Net expenses (c)	0.56%

Portfolio turnover rate (d)	37%

Net assets at end of period (in 000’s)	$6,535

^	Inception date.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

58	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay High Yield Municipal Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares commenced operations on March 31, 2010. Class R6 shares were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on November 1, 2019. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of October 31, 2020, SIMPLE Class shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

59

Notes to Financial Statements (continued)

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020 were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker(s) selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed end funds are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature

60	MainStay MacKay High Yield Municipal Bond Fund

in 60 days or less at the time of purchase (“Short-Term Investments”)

are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, was determined as of October 31, 2020, and can change at any time. Illiquid investments as of October 31, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2020, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that

61

Notes to Financial Statements (continued)

affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve positioning of its portfolio. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of October 31, 2020, are shown in the Portfolio of Investments.

(H)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of

Puerto Rico began proceedings pursuant to the Puerto Rico Oversight,

Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from Covid-19 on the Commonwealth’s finances, the Federal Oversight and Management Board or the Commonwealth could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board is changing significantly due to existing members either stepping down or being replaced as the current board’s term has expired. There is no assurance that newly appointed board members will approve the restructuring agreements the prior board had negotiated.

The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2020, 30.1% of the Puerto Rico municipal securities held by the Fund were insured.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to

62	MainStay MacKay High Yield Municipal Bond Fund

such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2020:

Asset Derivatives

	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$864,647	$864,647

Total Fair Value	$864,647	$864,647

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

Net Realized Gain (Loss) from:

	Interest Rate Contracts Risk	Total

Futures Contracts	$(13,190,115)	$(13,190,115)

Total Net Realized Gain (Loss)	$(13,190,115)	$(13,190,115)

Net Change in Unrealized Appreciation (Depreciation) from:

	Interest Rate Contracts Risk	Total

Futures Contracts	$(1,714,412)	$(1,714,412)

Total Net Change in Unrealized Appreciation (Depreciation)	$(1,714,412)	$(1,714,412)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short	$(124,438,782)	$(124,438,782)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Effective February 28, 2020, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; 0.53% from $3 billion to $5 billion; 0.52% from $5 billion to $7 billion; 0.51% in excess of $7 billion.

Prior February 28, 2020, under the Management Agreement, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; 0.53% from $3 billion to $5 billion; and 0.52% in excess of $5 billion. During the year ended October 31, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.53%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.875% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C and Class I. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

63

Notes to Financial Statements (continued)

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $38,975,759 and paid the Subadvisor in the amount of $19,488,927.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $132,198 and $5,340, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares during the year ended October 31, 2020, of $494,166, $24 and $63,323, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived
Class A	$1,208,387	$—
Investor Class	3,500	—
Class C	266,827	—
Class I	2,682,541	—
Class R6	1,616	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$25,378	0.4%

Note 4—Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$7,583,621,983	$437,277,634	$(116,837,523)	$320,440,111

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$23,524,910	$(24,019,977)	$(22,777,618)	$293,613,094	$270,340,409

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and

64	MainStay MacKay High Yield Municipal Bond Fund

cumulative bond amortization adjustment. The other temporary differences are primarily due to dividends payable and defaulted bond income accruals.

As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $24,019,977 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Capital Loss Amounts (000’s)	Long-Term Capital Loss Amount (000’s)

Unlimited	$24,020	$ —

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019
Distributions paid from:
Ordinary Income	$13,759,472	$7,734,127
Exempt Interest Dividends	241,353,915	221,140,753
Long-Term Capital Gain	110,318	2,431,400
Total	$255,223,705	$231,306,280

Note 5—Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Cash balances are subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation (FDIC) limits. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $3,709,479 and $2,583,000, respectively.

The Fund may purchase securities from or sell securities to other funds managed by the Subadvisor. These inter-portfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended October 31, 2020, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain / (Loss) (000’s)

$35,427	$1,488	$(89)

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	64,134,306	$808,878,188
Shares issued to shareholders in reinvestment of distributions	4,927,540	62,683,454
Shares redeemed	(76,759,902)	(949,839,658)

Net increase (decrease) in shares outstanding before conversion	(7,698,056)	(78,278,016)
Shares converted into Class A (See Note 1)	237,167	3,013,015
Shares converted from Class A (See Note 1)	(221,310)	(2,861,337)

Net increase (decrease)	(7,682,199)	$(78,126,338)

Year ended October 31, 2019:
Shares sold	70,721,520	$890,988,616
Shares issued to shareholders in reinvestment of distributions	5,217,076	66,359,853
Shares redeemed	(36,571,545)	(460,936,498)

Net increase (decrease) in shares outstanding before conversion	39,367,051	496,411,971
Shares converted into Class A (See Note 1)	173,505	2,190,487
Shares converted from Class A (See Note 1)	(225,099)	(2,904,268)

Net increase (decrease)	39,315,457	$495,698,190

65

Notes to Financial Statements (continued)

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	199,492	$2,547,545
Shares issued to shareholders in reinvestment of distributions	13,647	173,248
Shares redeemed	(73,368)	(934,794)

Net increase (decrease) in shares outstanding before conversion	139,771	1,785,999
Shares converted into Investor Class (See Note 1)	5,726	70,787
Shares converted from Investor Class (See Note 1)	(156,569)	(1,993,820)

Net increase (decrease)	(11,072)	$(137,034)

Year ended October 31, 2019:
Shares sold	256,545	$3,255,635
Shares issued to shareholders in reinvestment of distributions	13,360	169,630
Shares redeemed	(205,350)	(2,595,619)

Net increase (decrease)	64,555	$829,646

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	5,029,236	$63,935,114
Shares issued to shareholders in reinvestment of distributions	626,019	7,935,493
Shares redeemed	(11,060,398)	(139,104,400)

Net increase (decrease) in shares outstanding before conversion	(5,405,143)	(67,233,793)
Shares converted from Class C (See Note 1)	(103,459)	(1,309,737)

Net increase (decrease)	(5,508,602)	$(68,543,530)

Year ended October 31, 2019:
Shares sold	7,192,685	$90,993,696
Shares issued to shareholders in reinvestment of distributions	735,595	9,321,956
Shares redeemed	(6,617,324)	(84,270,817)

Net increase (decrease) in shares outstanding before conversion	1,310,956	16,044,835
Shares converted from Class C (See Note 1)	(36,404)	(453,694)

Net increase (decrease)	1,274,552	$15,591,141

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	276,884,232	$3,499,814,791
Shares issued to shareholders in reinvestment of distributions	8,804,329	112,056,531
Shares redeemed	(143,249,946)	(1,776,211,777)

Net increase in shares outstanding before conversion	142,438,615	1,835,659,545
Shares converted into Class I (See Note 1)	237,826	3,081,092
Shares converted from Class I (See Note 1)	(7,232,876)	(93,882,728)

Net increase (decrease)	135,443,565	$1,744,857,909

Year ended October 31, 2019:
Shares sold	160,892,279	$2,040,210,445
Shares issued to shareholders in reinvestment of distributions	7,880,392	100,363,734
Shares redeemed	(73,902,739)	(932,994,343)

Net increase (decrease) in shares outstanding before conversion	94,869,932	1,207,579,836
Shares converted into Class I (See Note 1)	242,008	3,114,300
Shares converted from Class I (See Note 1)	(154,287)	(1,946,825)

Net increase (decrease)	94,957,653	$1,208,747,311

Class R6	Shares	Amount

Year ended October 31, 2020 (a):
Shares sold	784,866	$10,151,129
Shares issued to shareholders in reinvestment of distributions	111,721	1,438,841
Shares redeemed	(7,616,446)	(96,418,917)

Net increase (decrease) in shares outstanding before conversion	(6,719,859)	(84,828,947)
Shares converted into Class R6 (See Note 1)	7,232,876	93,882,728

Net increase (decrease)	513,017	$9,053,781

(a)	The inception date of the class was November 1, 2019.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

66	MainStay MacKay High Yield Municipal Bond Fund

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

67

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay High Yield Municipal Bond Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

68	MainStay MacKay High Yield Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $111,593 as long term capital gain distributions.

For the fiscal year ended October 31, 2020, the Fund designated approximately $145,858 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2020 should be multiplied by 4.64% to arrive at the amount eligible for the corporate dividend-received deduction.

For Federal individual income tax purposes, the Fund designated 94.6% of the ordinary income dividends paid during its fiscal year ended October 31, 2020 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

69

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

70	MainStay MacKay High Yield Municipal Bond Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
					State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).
	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

71

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

72	MainStay MacKay High Yield Municipal Bond Fund

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

73

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1716278 MS203-20	MSMHY11-12/20 (NYLIM) NL243

MainStay MacKay International Opportunities Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9/28/2007	–14.20 –9.21%	–2.32 –1.21%	2.43 3.02%	1.76 1.76%
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–14.45 –9.47	–2.49 –1.38	2.27 2.85	1.94 1.94
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/28/2007	–10.98 –10.16	–2.11 –2.11	2.09 2.09	2.69 2.69
Class I Shares	No Sales Charge		9/28/2007	–8.98	–0.96	3.26	1.51

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above if any changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 5.5%, which is reflected in the average annual total return figures shown.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

MSCI EAFE® Index[4]	–6.86%	2.85%	3.82%
Morningstar Foreign Large Value Category Average[5]	–13.04	0.43	1.78

4.

The MSCI EAFE® Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Foreign Large Value Category Average is representative of funds invest mainly in big international stocks that are less expensive or growing more slowly than other large-cap stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay International Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay International Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Class A Shares	$1,000.00	$1,099.70	$8.60	$1,016.94	$8.26	1.63%

Investor Class Shares	$1,000.00	$1,096.60	$10.01	$1,015.58	$9.63	1.90%

Class C Shares	$1,000.00	$1,092.20	$13.99	$1,011.76	$13.45	2.66%

Class I Shares	$1,000.00	$1,100.70	$7.29	$1,018.20	$7.00	1.38%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

7

Country Composition as of October 31, 2020 (Unaudited)

Japan	24.3%

United Kingdom	10.8

Germany	9.5

France	8.6

Switzerland	8.3

Australia	5.2

Sweden	5.1

Denmark	4.1

Hong Kong	3.8

Netherlands	3.7

Italy	3.0

United States	2.1

Belgium	2.0

Singapore	1.8

Austria	1.3%

Spain	1.2

New Zealand	0.9

Israel	0.8

Norway	0.8

Ireland	0.7

Jordan	0.6

Luxembourg	0.5

Russia	0.2

China	0.1

Finland	0.0	‡

Investments Sold Short	0.0	‡

Other Assets, Less Liabilities	0.6

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2020 (excluding short-term investments) (Unaudited)

1.	Roche Holding A.G.

2.	UBS Group A.G., Registered

3.	Vestas Wind Systems A/S

4.	Toyota Motor Corp.

5.	Volkswagen A.G.
6.	Novartis A.G., Registered

7.	ING Groep N.V.

8.	Vonovia S.E.

9.	Cie de Saint-Gobain

10.	Sony Corp.

Top Five Short Positions as of October 31, 2020 (Unaudited)

1.	Anxin-China Holdings, Ltd.
2.	Boshiwa International Holding, Ltd.
3.	Virgin Australia International Holdings Pty, Ltd.
4.	Intercell A.G.
5.	Ezion Holdings, Ltd.

8	MainStay MacKay International Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Ping Wang, PhD, and Rui Tang, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay International Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay MacKay International Opportunities Fund returned –8.98%, underperforming the –6.86% return of the Fund’s primary benchmark, the MSCI EAFE® Index. Over the same period, Class I shares outperformed the –13.04% return of the Morningstar Foreign Large Value Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the MSCI EAFE® Index during the reporting period primarily due to stock selection. Strong stock selection in the health care and materials sectors was offset by stock selection in the consumer discretionary, industrials and financials sectors. From the perspective of stock selection model efficacy, the Fund’s valuation signals—which seek to evaluate companies across sales- and cash-based measures on a peer-relative basis—were not rewarded in this market environment, whereas momentum and sentiment signals both enhanced performance. However, from a quantitative investing perspective, the market was primarily driven by a narrow group of macro factors amid the escalation of the coronavirus pandemic. This market environment resulted in a significant increase of correlations among stocks and resulted in little room for bottom-up stock selections based on the fundamentals.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The health care, materials and consumer discretionary sectors provided the Fund’s strongest positive contributions to performance relative to the MSCI EAFE® Index during the reporting period. (Contributions take weightings and total returns into account.) The most significant detractors from relative performance during the same period included the financials, information technology and industrials sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the individual holdings generating the strongest positive contributions to the Fund’s absolute performance included South African diversified capital markets company Investec; French life sciences tools & services provider Sartorius Stedim Biotech; and Australian steel producer Fortescue Metals Group. Over the same period, the stocks that detracted the most from the Fund’s absolute performance were South Africa-based global asset manager Ninety One Group; Dutch integrated oil & gas company Royal Dutch Shell; and U.K. homebuilder Barratt Developments.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund made its largest initial purchase during the reporting period in Danish wind turbine manufacturer Vestas Wind Systems, while its largest increased position size was in French diversified financial services provider BNP Paribas. During the same period, the Fund sold its entire position in Swiss insurer Zurich Insurance Group and decreased its holdings in U.K.-based banking and financial services firm HSBC Holdings.

How did the Fund’s sector weightings change during the reporting period?

The Fund saw its largest increases in sector exposures relative to the MSCI EAFE® Index in communication services and energy. Conversely, the Fund’s most significant decreases in benchmark-relative sector exposures occurred in the financials and utilities sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund held its most overweight exposures relative to the MSCI EAFE® Index in the health care and communication services sectors. As of the same date, the Fund held its most underweight benchmark-relative exposures in the real estate and utilities sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2020

	Shares	Value
Common Stocks 95.1%†
Australia 5.2%
Accent Group, Ltd. (Specialty Retail)	655,820	$765,220
Adairs, Ltd. (Specialty Retail)	129,228	344,262
BHP Group PLC (Metals & Mining)	40,636	784,500
BHP Group, Ltd. (Metals & Mining)	4,915	116,702
Castile Resources, Ltd. (Metals & Mining) (a)(b)	81,468	23,192
Codan, Ltd. (Electronic Equipment, Instruments & Components) (c)	126,153	1,046,341
Commonwealth Bank of Australia (Banks)	16,096	780,884
CSR, Ltd. (Construction Materials)	314,827	975,898
Domino’s Pizza Enterprises, Ltd. (Hotels, Restaurants & Leisure)	13,282	791,032
Evolution Mining, Ltd. (Metals & Mining)	158,190	616,002
Genworth Mortgage Insurance Australia, Ltd. (Thrifts & Mortgage Finance)	426,834	511,537
McMillan Shakespeare, Ltd. (Professional Services)	2,252	14,785
Metcash, Ltd. (Food & Staples Retailing)	228,415	473,631
Nick Scali, Ltd. (Specialty Retail) (b)	84,959	495,657
Pendal Group, Ltd. (Capital Markets)	71,512	325,220
Ramelius Resources, Ltd. (Metals & Mining)	751,139	1,018,993
Scentre Group (Equity Real Estate Investment Trusts)	363,166	536,066
Sigma Healthcare, Ltd. (Health Care Providers & Services)	785,460	292,613
Stockland (Equity Real Estate Investment Trusts)	539,026	1,458,694
Super Retail Group, Ltd. (Specialty Retail)	126,081	991,684
Temple & Webster Group, Ltd. (Internet & Direct Marketing Retail) (a)	89,790	658,273

		13,021,186

Austria 1.3%
ANDRITZ A.G. (Machinery)	16,119	542,915
BAWAG Group A.G. (Banks) (a)(c)(d)	27,000	987,390
OMV A.G. (Oil, Gas & Consumable Fuels) (c)	70,691	1,621,907
Raiffeisen Bank International A.G. (Banks)	12,075	173,539

		3,325,751

Belgium 2.0%
Ageas S.A./N.V. (Insurance)	37,057	1,491,124
bpost S.A. (Air Freight & Logistics) (a)	65,846	583,209
D’ieteren S.A. / N.V. (Distributors)	3,238	162,348
Etablissements Franz Colruyt N.V. (Food & Staples Retailing)	24,872	1,472,112
Euronav N.V. (Oil, Gas & Consumable Fuels)	116,594	850,732
Telenet Group Holding N.V. (Media)	7,875	302,663
UCB S.A. (Pharmaceuticals)	3,136	309,353

		5,171,541

	Shares	Value
China 0.1%
FIH Mobile, Ltd. (Electronic Equipment, Instruments & Components) (a)(b)	975,000	$106,901
Yangzijiang Shipbuilding Holdings, Ltd. (Machinery)	301,600	203,135

		310,036

Denmark 4.1%
A.P. Moeller—Maersk A/S
Class A (Marine)	660	973,686
Class B (Marine)	676	1,079,781
D/S Norden A/S (Marine)	58,830	832,934
Genmab A/S (Biotechnology) (a)	4,374	1,456,860
Novo Nordisk A/S, Class B (Pharmaceuticals) (c)	15,098	969,725
Pandora A/S (Textiles, Apparel & Luxury Goods)	18,837	1,491,754
Scandinavian Tobacco Group A/S (Tobacco) (d)	68,256	964,789
Vestas Wind Systems A/S (Electrical Equipment) (c)	15,271	2,606,486
Zealand Pharma A/S (Biotechnology) (a)	687	22,914

		10,398,929

Finland 0.0%‡
Uponor OYJ (Building Products)	5,642	105,267

France 8.6%
Air Liquide S.A. (Chemicals)	1,062	155,226
BioMerieux (Health Care Equipment & Supplies)	11,286	1,679,834
Bollore S.A. (Entertainment)	94,003	336,762
Cie de Saint-Gobain (Building Products) (a)(c)	57,013	2,224,407
CNP Assurances (Insurance) (a)	123,442	1,390,224
Credit Agricole S.A. (Banks) (a)	139,126	1,098,909
Derichebourg S.A. (Commercial Services & Supplies)	4,927	14,449
Elior Group S.A. (Hotels, Restaurants & Leisure) (d)	137,360	517,683
Eutelsat Communications S.A. (Media)	99,462	1,000,149
Iliad S.A. (Diversified Telecommunication Services)	7,593	1,467,969
Mersen S.A. (Electrical Equipment) (a)	7,230	187,354
Natixis S.A. (Capital Markets) (a)	649,095	1,508,913
Nexity S.A. (Real Estate Management & Development)	11,171	313,548
Orange S.A. (Diversified Telecommunication Services)	145,133	1,627,751
Peugeot S.A. (Automobiles) (a)	98,304	1,766,577
Publicis Groupe S.A. (Media)	49,741	1,726,340
Quadient S.A. (Technology Hardware, Storage & Peripherals)	28,549	372,063
Sartorius Stedim Biotech (Life Sciences Tools & Services)	5,475	2,076,175
Teleperformance (Professional Services)	6,640	1,992,865
Valneva S.E. (Biotechnology) (a)	31,555	223,811

		21,681,009

10	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Germany 7.3%
Aurubis A.G. (Metals & Mining)	15,083	$965,099
BASF S.E. (Chemicals)	4,060	222,569
Covestro A.G. (Chemicals) (c)(d)	36,562	1,744,582
Daimler A.G., Registered Shares (Automobiles)	35,793	1,850,873
Deutsche Post A.G., Registered (Air Freight & Logistics)	7,055	312,560
DWS Group GmbH & Co. KGaA (Capital Markets) (a)(d)	21,251	721,586
Hapag-Lloyd A.G. (Marine) (d)	8,412	525,121
HeidelbergCement A.G. (Construction Materials)	31,281	1,789,511
Hornbach Baumarkt A.G. (Specialty Retail)	8,097	319,683
Hornbach Holding A.G. & Co. KGaA (Specialty Retail)	9,985	961,721
Knorr-Bremse A.G. (Machinery)	12,272	1,421,112
Siemens A.G., Registered (Industrial Conglomerates)	13,231	1,551,735
Takkt A.G. (Internet & Direct Marketing Retail) (a)	28,702	304,193
TUI A.G. (Hotels, Restaurants & Leisure)	138,688	543,682
Uniper S.E. (Independent Power & Renewable Electricity Producers)	12,680	378,941
Volkswagen A.G. (Automobiles)	1,473	229,195
Vonovia S.E. (Real Estate Management & Development) (c)	36,030	2,300,375
Zalando S.E. (Internet & Direct Marketing Retail) (a)(d)	22,873	2,135,918

		18,278,456

Hong Kong 3.8%
AIA Group, Ltd. (Insurance)	88,000	829,204
Bright Smart Securities & Commodities Group, Ltd. (Capital Markets)	328,000	81,233
CK Asset Holdings, Ltd. (Real Estate Management & Development)	145,500	673,776
Cowell e Holdings, Inc. (Electronic Equipment, Instruments & Components)	1,743,000	764,424
Duiba Group, Ltd. (Interactive Media & Services) (a)	294,800	106,094
First Pacific Co., Ltd. (Diversified Financial Services)	2,850,000	882,296
Haitong International Securities Group, Ltd. (Capital Markets) (b)	3,488,000	791,858
Hutchison Port Holdings Trust (Transportation Infrastructure)	1,060,600	153,787
Shun Tak Holdings, Ltd. (Industrial Conglomerates)	2,092,000	612,556
Techtronic Industries Co., Ltd. (Machinery)	162,500	2,167,365
United Laboratories International Holdings, Ltd. (Pharmaceuticals)	1,154,000	988,399
WH Group, Ltd. (Food Products) (d)	1,787,000	1,403,783

		9,454,775

	Shares	Value
Ireland 0.7%
AerCap Holdings N.V. (Trading Companies & Distributors) (a)	37,900	$941,057
Greencore Group PLC (Food Products)	619,858	726,337

		1,667,394

Israel 0.8%
Ashtrom Group, Ltd. (Construction & Engineering)	3,467	44,251
Check Point Software Technologies, Ltd. (Software) (a)	16,400	1,862,384
Electra Consumer Products (1970), Ltd. (Household Durables)	6,064	167,078

		2,073,713

Italy 3.0%
Anima Holding S.p.A. (Capital Markets) (d)	188,484	704,652
ASTM S.p.A. (Transportation Infrastructure) (a)	22,325	414,973
Azimut Holding S.p.A. (Capital Markets)	2,700	45,580
Banca IFIS S.p.A. (Diversified Financial Services) (a)	53,088	425,692
DiaSorin S.p.A. (Health Care Equipment & Supplies)	5,369	1,178,692
EL.En. S.p.A. (Health Care Equipment & Supplies) (a)	6,587	144,072
Enel S.p.A. (Electric Utilities)	74,796	595,318
Esprinet S.p.A. (Electronic Equipment, Instruments & Components) (a)	24,912	211,510
Intesa Sanpaolo S.p.A. (Banks) (a)	115,701	191,293
Leonardo S.p.A. (Aerospace & Defense) (b)	203,674	969,710
Sesa S.p.A. (Electronic Equipment, Instruments & Components) (a)	5,068	475,147
Telecom Italia S.p.A. (Diversified Telecommunication Services)	3,105,648	1,129,587
Terna Rete Elettrica Nazionale S.p.A. (Electric Utilities)	118,834	803,274
Unipol Gruppo S.p.A. (Insurance) (a)	44,360	161,605

		7,451,105

Japan 24.3%
Aeon Mall Co., Ltd. (Real Estate Management & Development)	62,300	966,975
AGC, Inc. (Building Products)	3,600	111,581
Aisin Seiki Co., Ltd. (Auto Components)	34,000	1,021,348
Ajinomoto Co., Inc. (Food Products)	45,800	917,575
Alfresa Holdings Corp. (Health Care Providers & Services)	26,200	478,229
Amada Co., Ltd. (Machinery)	16,100	139,171
Astellas Pharma, Inc. (Pharmaceuticals)	58,800	805,941
Dai Nippon Printing Co., Ltd. (Commercial Services & Supplies)	37,800	700,074
Daicel Corp. (Chemicals)	140,100	995,601
Electric Power Development Co., Ltd. (Independent Power & Renewable Electricity Producers)	74,200	999,303

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Japan (continued)
ENEOS Holdings, Inc. (Oil, Gas & Consumable Fuels)	92,600	$310,097
Fujitsu, Ltd. (IT Services)	11,600	1,354,506
Hikari Tsushin, Inc. (Specialty Retail)	400	93,261
Hitachi, Ltd. (Electronic Equipment, Instruments & Components)	42,000	1,404,881
Honda Motor Co., Ltd. (Automobiles)	15,500	360,500
Iida Group Holdings Co., Ltd. (Household Durables)	57,500	1,034,171
INPEX Corp. (Oil, Gas & Consumable Fuels)	172,700	811,580
ITOCHU Corp. (Trading Companies & Distributors)	18,900	451,311
Japan Post Insurance Co., Ltd. (Insurance)	43,300	682,411
Japan Tobacco, Inc. (Tobacco)	59,000	1,110,177
JGC Holdings Corp. (Construction & Engineering)	118,400	966,923
Kajima Corp. (Construction & Engineering)	93,300	990,970
Kansai Electric Power Co., Inc. (Electric Utilities)	34,700	315,165
KDDI Corp. (Wireless Telecommunication Services) (c)	58,100	1,549,685
Keio Corp. (Road & Rail)	2,000	115,574
Keyence Corp. (Electronic Equipment, Instruments & Components)	3,500	1,579,588
Kirin Holdings Co., Ltd. (Beverages)	16,400	294,337
LIXIL Group Corp. (Building Products)	53,700	1,157,144
M3, Inc. (Health Care Technology)	23,600	1,584,003
Marubeni Corp. (Trading Companies & Distributors)	207,300	1,075,556
Mazda Motor Corp. (Automobiles) (b)	188,300	982,013
Mebuki Financial Group, Inc. (Banks)	521,600	1,041,257
Mitsubishi Chemical Holdings Corp. (Chemicals)	1,400	7,839
Mitsubishi Corp. (Trading Companies & Distributors)	47,300	1,050,634
Mitsubishi Gas Chemical Co., Inc. (Chemicals)	58,300	1,054,128
Mitsubishi UFJ Lease & Finance Co., Ltd. (Diversified Financial Services)	2,900	12,188
Mitsui & Co., Ltd. (Trading Companies & Distributors)	78,500	1,222,169
Mitsui Chemicals, Inc. (Chemicals)	42,400	1,079,692
NEC Corp. (IT Services)	23,300	1,168,394
NEXON Co., Ltd. (Entertainment)	36,200	1,009,292
Nintendo Co., Ltd. (Entertainment)	3,900	2,122,566
Nippon Express Co., Ltd. (Road & Rail)	1,400	78,227
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	24,800	520,185
Nippon Yusen KK (Marine)	57,200	1,046,258
Nomura Holdings, Inc. (Capital Markets)	257,900	1,144,224
Nomura Research Institute, Ltd. (IT Services)	6,200	183,285

	Shares	Value
Japan (continued)
Obayashi Corp. (Construction & Engineering)	132,000	$1,096,901
Odakyu Electric Railway Co., Ltd. (Road & Rail)	5,700	136,817
ORIX Corp. (Diversified Financial Services)	104,500	1,213,236
Otsuka Holdings Co., Ltd. (Pharmaceuticals)	9,200	338,755
Rakuten, Inc. (Internet & Direct Marketing Retail)	28,600	277,272
Resona Holdings, Inc. (Banks)	255,600	836,172
Sekisui House, Ltd. (Household Durables)	12,100	199,538
Seven & i Holdings Co., Ltd. (Food & Staples Retailing)	46,200	1,402,835
SoftBank Corp. (Wireless Telecommunication Services)	72,000	833,851
Sony Corp. (Household Durables)	26,400	2,187,245
Square Enix Holdings Co., Ltd. (Entertainment)	14,300	835,914
Sumitomo Mitsui Financial Group, Inc. (Banks)	51,400	1,414,427
T&D Holdings, Inc. (Insurance)	110,900	1,098,460
Taiheiyo Cement Corp. (Construction Materials)	41,600	971,110
TAISEI Corp. (Construction & Engineering)	25,400	787,268
Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals)	60,200	1,862,437
TDK Corp. (Electronic Equipment, Instruments & Components)	3,900	454,835
Tokyo Electron, Ltd. (Semiconductors & Semiconductor Equipment)	3,400	906,060
Tosoh Corp. (Chemicals)	59,300	957,228
Toyota Motor Corp. (Automobiles)	39,600	2,573,177
Trend Micro, Inc. (Software)	2,600	145,279
Unicharm Corp. (Household Products)	3,300	152,557
Yamada Holdings Co., Ltd. (Specialty Retail)	226,700	1,099,991
Z Holdings Corp. (Interactive Media & Services)	172,000	1,191,243

		61,072,597

Jordan 0.6%
Hikma Pharmaceuticals PLC (Pharmaceuticals)	44,733	1,454,585

Luxembourg 0.5%
APERAM S.A. (Metals & Mining)	13,555	364,360
Aroundtown S.A. (Real Estate Management & Development) (a)	18,005	86,332
Eurofins Scientific S.E. (Life Sciences Tools & Services) (a)	1,124	895,140

		1,345,832

Netherlands 3.7%
Akzo Nobel N.V. (Chemicals)	6,724	647,632
Alfen Beheer B.V. (Electrical Equipment) (a)(d)	15,021	960,432
BE Semiconductor Industries N.V. (Semiconductors & Semiconductor Equipment)	4,079	164,799
Flow Traders (Capital Markets) (d)	31,517	1,032,180
ING Groep N.V. (Banks)	337,276	2,301,465

12	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Netherlands (continued)
NN Group N.V. (Insurance)	51,413	$1,792,752
Prosus N.V. (Internet & Direct Marketing Retail) (a)	6,161	615,507
QIAGEN N.V. (Life Sciences Tools & Services) (a)	15,390	730,760
Signify N.V. (Electrical Equipment) (a)(d)	26,833	955,970

		9,201,497

New Zealand 0.9%
Fisher & Paykel Healthcare Corp., Ltd. (Health Care Equipment & Supplies)	83,793	1,939,137
SKYCITY Entertainment Group, Ltd. (Hotels, Restaurants & Leisure)	188,576	349,122

		2,288,259

Norway 0.8%
Elkem ASA (Chemicals) (d)	127,420	269,611
Europris ASA (Multiline Retail) (d)	168,507	873,720
Nordic Semiconductor ASA (Semiconductors & Semiconductor Equipment) (a)	54,434	572,470
Orkla ASA (Food Products)	28,048	264,655

		1,980,456

Russia 0.2%
Petropavlovsk PLC (Metals & Mining) (a)	1,469,014	508,130

Singapore 1.8%
AEM Holdings, Ltd. (Semiconductors & Semiconductor Equipment)	304,800	754,218
Best World International, Ltd. (Personal Products) (b)(e)(f)(g)	618,500	461,854
BW LPG, Ltd. (Oil, Gas & Consumable Fuels) (d)	220,706	959,426
Hi-P International, Ltd. (Electronic Equipment, Instruments & Components)	489,700	433,791
Riverstone Holdings, Ltd. (Health Care Equipment & Supplies) (b)	372,600	1,036,553
Yanlord Land Group, Ltd. (Real Estate Management & Development)	1,034,200	794,985

		4,440,827

Spain 1.2%
Atresmedia Corp. de Medios de Comunicacion S.A. (Media)	32,308	84,662
CaixaBank S.A. (Banks)	433,293	788,240
Mapfre S.A. (Insurance)	367,056	553,174
Mediaset Espana Comunicacion S.A. (Media) (a)	94,896	317,194
Pharma Mar S.A. (Biotechnology)	7,886	1,057,128
Prosegur CIA de Seguridad S.A. (Commercial Services & Supplies)	75,234	172,088

		2,972,486

	Shares	Value
Sweden 5.1%
Arjo A.B., Class B (Health Care Equipment & Supplies)	116,081	$825,106
Atlas Copco A.B., Class B (Machinery)	37,674	1,444,994
Betsson A.B. (Hotels, Restaurants & Leisure) (a)	92,104	702,807
BHG Group A.B. (Internet & Direct Marketing Retail) (a)	68,122	1,064,119
Bilia A.B., Class A (Specialty Retail) (a)	64,054	855,887
CELLINK A.B., Class B (Life Sciences Tools & Services) (a)	9,737	196,963
Evolution Gaming Group A.B. (Hotels, Restaurants & Leisure) (d)	12,076	897,042
Fortnox A.B. (Software)	14,986	468,186
G5 Entertainment A.B. (Entertainment)	12,155	543,112
Husqvarna A.B., B Shares (Household Durables)	139,631	1,443,636
Inwido A.B. (Building Products) (a)	71,675	759,972
Klovern A.B., Class B (Real Estate)	168,529	257,006
MIPS A.B. (Leisure Products)	8,027	345,674
Paradox Interactive A.B. (Entertainment)	30,464	941,473
Sdiptech A.B., Class B (Commercial Services & Supplies) (a)	5,579	100,315
Stillfront Group A.B. (Entertainment) (a)	8,235	966,167
Swedish Match A.B. (Tobacco)	1,104	83,199
Volvo A.B., Class B (Machinery) (a)	47,671	927,609

		12,823,267

Switzerland 8.3%
ALSO Holding A.G., Registered (Electronic Equipment, Instruments & Components)	3,916	916,061
Credit Suisse Group A.G., Registered (Capital Markets)	199,384	1,875,225
Ferrexpo PLC (Metals & Mining)	448,871	1,107,781
Geberit A.G., Registered (Building Products)	3,348	1,905,945
LafargeHolcim, Ltd., Registered (Construction Materials)	20,011	858,752
Logitech International S.A., Registered (Technology Hardware, Storage & Peripherals)	22,113	1,861,741
Novartis A.G., Registered (Pharmaceuticals) (c)	31,652	2,467,748
Relief Therapeutics Holding A.G. (Biotechnology) (a)(b)	787,470	418,232
Roche Holding A.G. (Pharmaceuticals) (c)	18,902	6,075,974
Siemens Energy A.G. (Electrical Equipment) (a)	6,615	144,838
Swissquote Group Holding S.A., Registered (Capital Markets)	7,188	573,033
UBS Group A.G., Registered (Capital Markets)	226,867	2,633,731

		20,839,061

United Kingdom 10.8%
Airtel Africa PLC (Wireless Telecommunication Services) (d)	103,382	82,636
Anglo American PLC (Metals & Mining) (c)	67,637	1,587,040

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Ashtead Group PLC (Trading Companies & Distributors)	53,570	$1,943,198
AstraZeneca PLC (Pharmaceuticals)	12,839	1,291,712
Aviva PLC (Insurance)	371,482	1,239,231
Berkeley Group Holdings PLC (Household Durables)	13,344	701,339
Bunzl PLC (Trading Companies & Distributors)	47,818	1,486,757
CMC Markets PLC (Capital Markets) (d)	99,494	430,507
Coca-Cola European Partners PLC (Beverages)	47,400	1,692,654
Computacenter PLC (IT Services)	35,181	1,036,420
Diageo PLC (Beverages)	4,426	143,290
Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment) (a)	26,200	1,000,243
Drax Group PLC (Independent Power & Renewable Electricity Producers)	266,063	1,019,577
Evraz PLC (Metals & Mining)	201,680	939,288
Ferguson PLC (Trading Companies & Distributors)	5,710	571,220
Frasers Group PLC (Specialty Retail) (a)	31,129	151,148
Gamesys Group PLC (Hotels, Restaurants & Leisure)	51,561	776,184
Halfords Group PLC (Specialty Retail)	230,043	716,740
HSBC Holdings PLC (Banks)	40,654	170,932
Imperial Brands PLC (Tobacco)	19,135	303,422
Indivior PLC (Pharmaceuticals) (a)	126,205	180,339
Kingfisher PLC (Specialty Retail)	401,684	1,494,015
Legal & General Group PLC (Insurance)	805,885	1,929,356
Micro Focus International PLC (Software)	304,941	852,915
Pearson PLC (Media)	64,876	428,639
Prudential PLC (Insurance)	50,049	611,297
Reach PLC (Media)	45,323	61,652
Royal Mail PLC (Air Freight & Logistics)	341,731	1,004,957
Schroders PLC (Capital Markets)	6,962	235,764
Unilever N.V. (Personal Products) (b)(c)	3,789	214,244
Unilever PLC (Personal Products)	15,896	906,927
United Utilities Group PLC (Water Utilities) (c)	29,654	331,690
Vistry Group PLC (Household Durables)	66,810	471,710
WPP PLC (Media)	146,112	1,167,150

		27,174,193

Total Common Stocks (Cost $236,651,680)		239,040,352

Preferred Stocks 2.2%
Germany 2.2%
Draegerwerk A.G. & Co. KGaA 0.35% (Health Care Equipment & Supplies)	12,429	998,805
Porsche Automobil Holding S.E. 3.54% (Automobiles)	1,478	79,182

	Shares	Value
Germany (continued)
Sartorius A.G. 0.28% (Health Care Equipment & Supplies)	4,902	$2,074,692
Volkswagen A.G. 2.91% (Automobiles)	15,802	2,302,316

Total Preferred Stocks (Cost $4,510,094)		5,454,995

Short-Term Investments 2.1%
Affiliated Investment Company 1.6%
United States 1.6%
MainStay U.S. Government Liquidity Fund, 0.02% (h)	4,026,962	4,026,962

Unaffiliated Investment Company 0.5%
United States 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09% (h)(i)	1,368,547	1,368,547

Total Short-Term Investments (Cost $5,395,509)		5,395,509

Total Investments, Before Investments Sold Short (Cost $246,557,283)	99.4%	249,890,856

Investments Sold Short (0.0%)‡
Common Stocks Sold Short (0.0%)‡
Australia (0.0%)‡
Virgin Australia International Holdings Pty, Ltd. (Airlines) (a)(e)(f)(g)	(444,108)	(31)

China (0.0%)‡
Boshiwa International Holding, Ltd. (Specialty Retail) (a)(e)(f)(g)	(86,000)	(2,773)

Hong Kong (0.0%)‡
Anxin-China Holdings, Ltd. (Electronic Equipment, Instruments & Components) (a)(e)(f)(g)	(1,608,000)	(20,742)

Total Common Stocks Sold Short (Proceeds $310,473)		(23,546)

	Number of Rights
Rights Sold Short (0.0%) ‡
Austria (0.0%) ‡
Intercell A.G. (Biotechnology) (a)(e)(f)(g)	(19,159)	(2)

Total Rights Sold Short (Proceeds $0)		(2)

14	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of Warrants	Value
Warrants Sold Short 0.0%‡
Singapore 0.0%‡
Ezion Holdings, Ltd. Expires 4/13/23 (Energy Equipment & Services) (a)(e)(h)(g)	(2,005,620)	$0

Total Warrants Sold Short (Proceeds $0)		0

Total Investments Sold Short (Proceeds $310,473)		(23,548)

Total Investments, Net of Investments Sold Short (Cost $246,246,810)	99.4%	249,867,308
Other Assets, Less Liabilities	0.6	1,565,309
Net Assets	100.0%	$251,432,617

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of October 31, 2020, the aggregate market value of securities on loan was $5,561,423; the total market value of collateral held by the Fund was $6,001,831. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $4,633,284 (See Note 2(M)).

(c)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities sold short .

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2020, the total market value of the fair valued securities was $438,306, which represented 0.2% of the Fund’s net assets.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)

Illiquid security—As of October 31, 2020, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $438,603, which represented 0.2% of the Fund’s net assets. (Unaudited)

(h)	Current yield as of October 31, 2020.

(i)	Represents a security purchased with cash collateral received for securities on loan.

Swap Contracts

Open OTC total return equity swap contracts as of October 31, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Australia
Citigroup	Coles Group, Ltd.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	$1,672	$265,170
Citigroup	CSL, Ltd.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	2,813	101,422
Citigroup	Flight Centre Travel Group, Ltd.	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(513)	90,536
Citigroup	Fortescue Metals Group, Ltd.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	1,346	929,983
Citigroup	Freedom Foods Group, Ltd.	1 month LIBOR BBA minus 1.848%	1/19/2021	Monthly	(338)	81,169
Citigroup	Iluka Resources, Ltd.	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(346)	148,452
Citigroup	Megaport Ltd.	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(515)	28,220
Citigroup	NIB Holdings, Ltd.	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(494)	13,385
Citigroup	OMNI BRIDGEWAY, Ltd.	1 month LIBOR BBA minus 1.907%	1/19/2021	Monthly	(552)	93,501
Citigroup	Opthea, Ltd.	1 month LIBOR BBA minus 5.904%	1/19/2021	Monthly	(458)	69,230
Citigroup	Paradigm Biopharmaceuticals Ltd.	1 month LIBOR BBA minus 14.00%	1/19/2021	Monthly	(180)	3,520
Citigroup	Uniti Group, Ltd.	1 month LIBOR BBA minus 6.25%	1/19/2021	Monthly	(283)	44,527
Citigroup	Webjet, Ltd.	1 month LIBOR BBA minus 2.25%	1/19/2021	Monthly	(503)	52,718
Citigroup	Wesfarmers, Ltd.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	109	13,903

Austria
Citigroup	DO & CO A.G.	1 month LIBOR BBA minus 1.374%	1/19/2021	Monthly	(243)	56,443
Citigroup	FACC A.G.	1 month LIBOR BBA minus 5.00%	1/19/2021	Monthly	(240)	136,338
Citigroup	IMMOFINANZ A.G.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(527)	60,789

Belgium
Citigroup	Ion Beam Applications S.A.	1 month LIBOR BBA minus 3.50%	1/19/2021	Monthly	(90)	9,334
Citigroup	KBC Ancora	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(101)	1,530
Citigroup	Kinepolis Group N.V.	1 month LIBOR BBA minus 0.811%	1/19/2021	Monthly	(716)	178,324
Citigroup	Xior Student Housing N.V.	1 month LIBOR BBA minus 1.604%	1/19/2021	Monthly	(515)	738

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2020 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Denmark
Citigroup	ISS A/S	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	$(677)	$157,157
Citigroup	Topdanmark A/S	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(406)	46,786

France
Citigroup	Air France-KLM	1 month LIBOR BBA minus 10.50%	1/19/2021	Monthly	(673)	219,441
Citigroup	Altarea SCA	1 month LIBOR BBA minus 0.776%	1/19/2021	Monthly	(125)	25,066
Citigroup	DBV Technologies S.A.	1 month LIBOR BBA minus 4.991%	1/19/2021	Monthly	(869)	698,847
Citigroup	L’Oreal S.A.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	1,356	179,052
Citigroup	LVMH Moet Hennessy Louis Vuitton S.E.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	2,375	20,367

Germany
Citigroup	Aareal Bank A.G.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(537)	109,310
Citigroup	Amadeus Fire A.G.	1 month LIBOR BBA minus 1.00%	1/19/2021	Monthly	(112)	16,905
Citigroup	AURELIUS Equity Opportunities S.E. & Co. KGaA	1 month LIBOR BBA minus 5.918%	1/19/2021	Monthly	(272)	29,437
Citigroup	Borussia Dortmund GmbH & Co KGaA	1 month LIBOR BBA minus 4.00%	1/19/2021	Monthly	(283)	7,052
Citigroup	CTS Eventim AG & Co. KGaA	1 month LIBOR BBA minus 1.212%	1/19/2021	Monthly	(491)	17,122
Citigroup	Deutsche EuroShop A.G.	1 month LIBOR BBA minus 1.00%	1/19/2021	Monthly	(513)	15,115
Citigroup	Hypoport A.G.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(512)	32,793
Citigroup	Instone Real Estate Group A.G.	1 month LIBOR BBA minus 1.50%	1/19/2021	Monthly	(449)	43,627
Citigroup	LPKF Laser & Electronics A.G.	1 month LIBOR BBA minus 12.00%	1/19/2021	Monthly	(124)	28,088
Citigroup	SGL Carbon S.E.	1 month LIBOR BBA minus 4.50%	1/19/2021	Monthly	(304)	107,973
Citigroup	Sixt SE	1 month LIBOR BBA minus 2.25%	1/19/2021	Monthly	(543)	81,181
Citigroup	Stroeer S.E. & Co. KGaA	1 month LIBOR BBA minus 1.052%	1/19/2021	Monthly	(581)	44,188

Hong Kong
Citigroup	CStone Pharmaceuticals	1 month LIBOR BBA minus 4.50%	1/19/2021	Monthly	(309)	18,110
Citigroup	MGM China Holdings, Ltd.	1 month LIBOR BBA minus 2.358%	1/19/2021	Monthly	(567)	38,136

Ireland
Citigroup	C&C Group PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(327)	97,788

Italy
Citigroup	Brunello Cucinelli S.p.A.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(574)	63,759
Citigroup	Cerved Group S.p.A.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(526)	23,263
Citigroup	Credito Valtellinese S.p.A.	1 month LIBOR BBA minus 2.102%	1/19/2021	Monthly	(540)	107,045
Citigroup	doValue S.p.A.	1 month LIBOR BBA minus 1.584%	1/19/2021	Monthly	(476)	27,972
Citigroup	Illimity Bank S.p.A.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(556)	69,723
Citigroup	Juventus Football Club S.p.A.	1 month LIBOR BBA minus 8.00%	1/19/2021	Monthly	(16)	2,723
Citigroup	MARR S.p.A.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(496)	34,119
Citigroup	Salvatore Ferragamo S.p.A.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(675)	205,614
Citigroup	Tamburi Investment Partners S.p.A.	1 month LIBOR BBA minus 0.411%	1/19/2021	Monthly	(383)	42,942
Citigroup	Webuild S.p.A.	1 month LIBOR BBA minus 8.00%	1/19/2021	Monthly	(43)	7,353

Japan
Citigroup	SoftBank Group Corp.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	701	189,608

Netherlands
Citigroup	Accell Group	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(22)	421
Citigroup	AMG Advanced Metallurgical Group N.V.	1 month LIBOR BBA minus 5.50%	1/19/2021	Monthly	(603)	124,111
Citigroup	ASML Holding N.V.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	3,023	54,248
Citigroup	OCI N.V.	1 month LIBOR BBA minus 0.425%	1/19/2021	Monthly	(726)	191,289
Citigroup	TomTom N.V.	1 month LIBOR BBA minus 0.47%	1/19/2021	Monthly	(564)	85,205

16	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Norway
Citigroup	Bakkafrost P/F	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	$(522)	$28,785
Citigroup	FLEX LNG, Ltd.	1 month LIBOR BBA minus 3.445%	1/19/2021	Monthly	(226)	43,051
Citigroup	Golden Ocean Group, Ltd.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(174)	45,782
Citigroup	Quantafuel A/S	1 month LIBOR BBA minus 4.99%	1/19/2021	Monthly	(715)	125,479

Singapore
Citigroup	Mapletree Industrial Trust	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(505)	21,113

Spain
Citigroup	Ence Energia y Celulosa S.A.	1 month LIBOR BBA minus 3.80%	1/19/2021	Monthly	(706)	221,471
Citigroup	Iberdrola S.A.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	2,687	413,288
Citigroup	Tubacex S.A.	1 month LIBOR BBA minus 2.60%	1/19/2021	Monthly	(204)	134,396

Sweden
Citigroup	Attendo A.B.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(503)	52,550
Citigroup	Calliditas Therapeutics AB	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(178)	1,219
Citigroup	Immunovia AB	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(113)	12,501
Citigroup	Nordic Entertainment Group A.B.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(496)	36,647
Citigroup	S.A.ab A.B.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(492)	8,544
Citigroup	Scandic Hotels Group A.B.	1 month LIBOR BBA minus 2.50%	1/19/2021	Monthly	(558)	169,339

Switzerland
Citigroup	GAM Holding A.G.	1 month LIBOR BBA minus 0.423%	1/19/2021	Monthly	(629)	303,807
Citigroup	Inficon Holding A.G.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(238)	35,579
Citigroup	Komax Holding A.G., Registered	1 month LIBOR BBA minus 6.00%	1/19/2021	Monthly	(624)	102,109
Citigroup	Medacta Group S.A.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(101)	1,686
Citigroup	Nestle S.A., Registered	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	7,640	504,163
Citigroup	Orior A.G.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(211)	20,152
Citigroup	Valora Holding AG	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(216)	4,836

United Arab Emirates
Citigroup	Network International Holdings PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(760)	331,572

United Kingdom
Citigroup	4imprint Group PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(105)	17,073
Citigroup	BATM Advanced Communications	1 month LIBOR BBA minus 3.096%	1/19/2021	Monthly	(377)	40,706
Citigroup	Capital & Counties Properties PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(540)	49,815
Citigroup	Hill & Smith Holdings PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(251)	3,779
Citigroup	John Laing Group PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(290)	5,943
Citigroup	Lancashire Holdings, Ltd.	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(154)	16,622
Citigroup	Mitchells & Butlers PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(261)	5,478
Citigroup	On The Beach Group PLC	1 month LIBOR BBA minus 0.49%	1/19/2021	Monthly	(627)	267,805
Citigroup	Royal Dutch Shell PLC, Class A	1 month LIBOR BBA plus 0.35%	1/19/2021	Monthly	2,033	128,350
Citigroup	Sanne Group PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(455)	71,080
Citigroup	Shaftesbury PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(518)	26,868
Citigroup	SSP Group PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(628)	201,933
Citigroup	Superdry PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(737)	471,272
Citigroup	Trainline PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(606)	98,214
Citigroup	UNITE Group PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(281)	22,257

						$9,687,432

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2020 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation

Australia
Citigroup	Aurizon Holdings, Ltd.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	$1,569	$(345,073)
Citigroup	Australia & New Zealand Banking Group	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	2,245	(15,476)
Citigroup	Credit Corp Group, Ltd.	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(434)	(78,409)
Citigroup	Electro Optic Systems Holdings, Ltd.	1 month LIBOR BBA minus 6.75%	1/19/2021	Monthly	(374)	(99,445)
Citigroup	G8 Education, Ltd.	1 month LIBOR BBA minus 0.00%	1/19/2021	Monthly	—	(24,152)
Citigroup	IDP Education, Ltd.	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(443)	(69,332)
Citigroup	InvoCare, Ltd.	1 month LIBOR BBA minus 0.525%	1/19/2021	Monthly	(520)	(8,899)
Citigroup	Lovisa Holdings, Ltd.	1 month LIBOR BBA minus 3.00%	1/19/2021	Monthly	(191)	(6,943)
Citigroup	Magellan Financial Group, Ltd.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	1,427	(271,919)
Citigroup	nearmap, Ltd.	1 month LIBOR BBA minus 3.50%	1/19/2021	Monthly	(493)	(1,155)
Citigroup	Nine Entertainment Co. Holdings, Ltd.	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(243)	(56,140)
Citigroup	Pact Group Holdings, Ltd.	1 month LIBOR BBA minus 0.706%	1/19/2021	Monthly	(375)	(22,157)
Citigroup	PolyNovo, Ltd.	1 month LIBOR BBA minus 0.797%	1/19/2021	Monthly	(512)	(9,616)
Citigroup	Shopping Centres Australasia Property Group	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(458)	(26,710)
Citigroup	Solaria Energia y Medio Ambiente S.A.	1 month LIBOR BBA minus 2.00%	1/19/2021	Monthly	(28)	(43,122)
Citigroup	Vitrolife A.B.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(93)	(6,894)

Belgium
Citigroup	Barco N.V.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(437)	(15,288)

Denmark
Citigroup	Ambu A/S	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(297)	(45,395)
Citigroup	Dfds A/S	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(155)	(87,115)
Citigroup	Ringkjoebing Landbobank A/S	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(152)	(4,097)

France
Citigroup	Akka Technologies	1 month LIBOR BBA minus 1.50%	1/19/2021	Monthly	(152)	(6,592)
Citigroup	BNP Paribas S.A.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	2,464	(72,505)
Citigroup	Eramet S.A.	1 month LIBOR BBA minus 4.70%	1/19/2021	Monthly	(328)	(4,141)
Citigroup	Lagardere SCA	1 month LIBOR BBA minus 3.25%	1/19/2021	Monthly	(336)	(129,941)
Citigroup	Robertet S.A.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(64)	(547)
Citigroup	Sanofi	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	2,392	(236,483)
Citigroup	Soitec S.A.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(338)	(176,385)
Citigroup	TOTAL S.A.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	108	(41,051)

Germany
Citigroup	AIXTRON S.E.	1 month LIBOR BBA minus 0.75%	1/19/2021	Monthly	(393)	(72,661)
Citigroup	Allianz S.E., Registered	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	4,069	(1,217,452)
Citigroup	Metro A.G.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(390)	(92,255)
Citigroup	Deutsche Telekom A.G.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	602	(49,461)
Citigroup	New Work S.E.	1 month LIBOR BBA minus 1.25%	1/19/2021	Monthly	(157)	(20,171)
Citigroup	OSRAM Licht A.G.	1 month LIBOR BBA minus 1.50%	1/19/2021	Monthly	(207)	(8,151)
Citigroup	S.A.P S.E.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	3,298	(686,235)
Citigroup	Salzgitter A.G.	1 month LIBOR BBA minus 1.00%	1/19/2021	Monthly	(359)	(103,986)
Citigroup	Thyssenkrupp A.G.	1 month LIBOR BBA minus 1.50%	1/19/2021	Monthly	(464)	(7,251)

Hong Kong
Citigroup	Prada S.p.A.	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(304)	(10,246)
Citigroup	Vitasoy International Holdings, Ltd.	1 month LIBOR BBA minus 1.50%	1/19/2021	Monthly	(490)	(27,264)

Netherlands
Citigroup	Basic-Fit N.V.	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(370)	(82,438)
Citigroup	Boskalis Westminster	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(284)	(13,693)
Citigroup	GrandVision N.V.	1 month LIBOR BBA minus 1.50%	1/19/2021	Monthly	(362)	(6,416)
Citigroup	Koninklijke Ahold Delhaize N.V.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	2,520	(91,593)

18	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation

Norway
Citigroup	Aker ASA	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	$(416)	$(47,988)
Citigroup	Bonheur ASA	1 month LIBOR BBA minus 1.50%	1/19/2021	Monthly	(51)	(10,083)
Citigroup	Hexagon Composites ASA	1 month LIBOR BBA minus 3.307%	1/19/2021	Monthly	(384)	(83,933)
Citigroup	Kahoot! A/S	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(376)	(112,402)
Citigroup	Sbanken ASA	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(77)	(14,856)
Citigroup	Scatec Solar ASA	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(487)	(20,167)
Citigroup	Schibsted ASA	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(330)	(154,570)
Citigroup	Wallenius Wilhelmsen ASA	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	74	(14,491)

Singapore
Citigroup	SATS, Ltd.	1 month LIBOR BBA minus 1.25%	1/19/2021	Monthly	(470)	(14,096)

Spain
Citigroup	ACS Actividades de Construccion y Servicios S.A.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	2,070	(599,256)

Sweden
Citigroup	Beijer Ref A.B.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(484)	(5,342)
Citigroup	Fingerprint Cards A.B.	1 month LIBOR BBA minus 5.00%	1/19/2021	Monthly	(254)	(21,500)
Citigroup	Granges A.B.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(55)	(4,006)
Citigroup	Modern Times Group MTG A.B.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(500)	(13,689)
Citigroup	Oncopeptides A.B.	1 month LIBOR BBA minus 6.256%	1/19/2021	Monthly	(460)	(36,259)
Citigroup	PowerCell Sweden A.B.	1 month LIBOR BBA minus 5.694%	1/19/2021	Monthly	(467)	(15,090)
Citigroup	Samhallsbyggnadsbolaget i Norden A.B.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(192)	(5,298)
Citigroup	Skandinaviska Enskilda Banken A.B.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	61	(5,993)
Citigroup	Tobii A.B.	1 month LIBOR BBA minus 8.926%	1/19/2021	Monthly	(380)	(52,915)

Switzerland
Citigroup	Dufry A.G., Registered	1 month LIBOR BBA minus 1.50%	1/19/2021	Monthly	(482)	(8,036)
Citigroup	Flughafen Zurich A.G., Registered	1 month LIBOR BBA minus 0.451%	1/19/2021	Monthly	(461)	(29,160)
Citigroup	IWG PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(28)	(4,788)
Citigroup	Lenzing A.G.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(332)	(121,888)
Citigroup	Leonteq A.G.	1 month LIBOR BBA minus 0.75%	1/19/2021	Monthly	(125)	(6,645)
Citigroup	Mobimo Holding A.G., Registered	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(199)	(12,158)
Citigroup	Molecular Partners A.G.	1 month LIBOR BBA minus 2.00%	1/19/2021	Monthly	(338)	(36,172)
Citigroup	Wizz Air Holdings PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(399)	(69,916)
Citigroup	Zur Rose Group A.G.	1 month LIBOR BBA minus 0.75%	1/19/2021	Monthly	(459)	(57,290)

United Kingdom
Citigroup	AJ Bell PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(34)	(13,745)
Citigroup	Ascential PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(447)	(29,163)
Citigroup	British American Tobacco PLC	1 month LIBOR BBA plus 0.35%	1/19/2021	Monthly	4,194	(902,526)
Citigroup	CYBG PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(457)	(39,426)
Citigroup	Euromoney Institutional Investor PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(190)	(5,817)
Citigroup	GlaxoSmithKline PLC	1 month LIBOR BBA plus 0.35%	1/19/2021	Monthly	2,733	(784,655)
Citigroup	Hiscox, Ltd.	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(401)	(90,887)
Citigroup	J D Wetherspoon PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(467)	(2,067)
Citigroup	Marshalls PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(464)	(23,511)
Citigroup	National Express Group PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(447)	(54,539)
Citigroup	Provident Financial PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(32)	(7,298)
Citigroup	Rio Tinto PLC, Registered	1 month LIBOR BBA plus 0.35%	1/19/2021	Monthly	3,157	(127,808)
Citigroup	Royal Dutch Shell PLC, Class B	1 month LIBOR BBA plus 0.35%	1/19/2021	Monthly	1,431	(846,417)
Citigroup	Shaftesbury PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	—	(7,885)
Citigroup	Signature Aviation PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(203)	(59,677)
Citigroup	WH Smith PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(34)	(232)

						$(8,967,895)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2020 (continued)

1.	As of October 31, 2020, cash in the amount $866,644 was pledged from brokers for OTC swap contracts.

2.	Fund pays the floating rate and receives the total return of the reference entity.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks (b)	$238,578,498	$—	$461,854	$239,040,352
Preferred Stocks	5,454,995	—	—	5,454,995
Short-Term Investments
Affiliated Investment Company	4,026,962	—	—	4,026,962
Unaffiliated Investment Company	1,368,547	—	—	1,368,547

Total Short-Term Investments	5,395,509	—	—	5,395,509

Total Investments in Securities	$249,429,002	$—	$461,854	$249,890,856

Other Financial Instruments
Total Return Equity Swap Contracts (c)	—	9,687,432	—	9,687,432

Total Investments in Securities and Other Financial Instruments	$249,429,002	$9,687,432	$461,854	$259,578,288

Liability Valuation Inputs
Common Stocks Sold Short (d)	$—	$—	$(23,546)	$(23,546)
Rights Sold Short (e)	—	—	(2)	(2)
Warrants Sold Short (f)	—	—	(0)	(0)

Total Investments in Securities Sold Short	—	—	(23,548)	(23,548)

Other Financial Instruments
Total Return Equity Swap Contracts (c)	—	(8,967,895)	—	(8,967,895)

Total Investments in Securities Sold Short and Other Financial Instruments	$—	$(8,967,895)	$(23,548)	$(8,991,443)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $461,854 is held in Singapore within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

(d)	The Level 3 securities valued at $(31), $(2,773), and $(20,742) are held in Australia, China, and Hong Kong, respectively, within the Common Stocks Sold Short section of the Portfolio of Investments.

(e)	The Level 3 security valued at $(2) is held in Austria within the Rights Sold Short section of the Portfolio of Investments.

(f)	The Level 3 security valued at $(0) is held in Singapore within the Warrants Sold Short section of the Portfolio of Investments.

20	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$969,710	0.4%
Air Freight & Logistics	1,900,726	0.8
Auto Components	1,021,348	0.4
Automobiles	10,143,833	4.0
Banks	9,784,508	3.9
Beverages	2,130,281	0.9
Biotechnology	3,178,945	1.3
Building Products	6,264,316	2.5
Capital Markets	12,103,706	4.8
Chemicals	7,134,108	2.8
Commercial Services & Supplies	986,926	0.4
Construction & Engineering	3,886,313	1.5
Construction Materials	4,595,271	1.8
Distributors	162,348	0.1
Diversified Financial Services	2,533,412	1.0
Diversified Telecommunication Services	4,745,492	1.9
Electric Utilities	1,713,757	0.7
Electrical Equipment	4,855,080	1.9
Electronic Equipment, Instruments & Components	7,393,479	2.9
Entertainment	6,755,286	2.7
Equity Real Estate Investment Trusts	1,994,760	0.8
Food & Staples Retailing	3,348,578	1.3
Food Products	3,312,350	1.3
Health Care Equipment & Supplies	9,876,891	3.9
Health Care Providers & Services	770,842	0.3
Health Care Technology	1,584,003	0.6
Hotels, Restaurants & Leisure	4,577,552	1.8
Household Durables	6,204,717	2.5
Household Products	152,557	0.1
Independent Power & Renewable Electricity Producers	2,397,821	1.0
Industrial Conglomerates	2,164,291	0.9
Insurance	11,778,838	4.7
Interactive Media & Services	1,297,337	0.5
Internet & Direct Marketing Retail	5,055,282	2.0
IT Services	3,742,605	1.5
Leisure Products	345,674	0.1
Life Sciences Tools & Services	3,899,038	1.6
Machinery	6,846,301	2.7
Marine	4,457,780	1.8
Media	5,088,449	2.0
Metals & Mining	8,031,087	3.2
Multiline Retail	873,720	0.4
Oil, Gas & Consumable Fuels	4,553,742	1.8
Personal Products	1,583,025	0.6
Pharmaceuticals	16,744,968	6.7
Professional Services	2,007,650	0.8
Real Estate	257,006	0.1

	Value	Percent †
Real Estate Management & Development	$5,135,991	2.0%
Road & Rail	330,618	0.1
Semiconductors & Semiconductor Equipment	3,397,790	1.4
Software	3,328,764	1.3
Specialty Retail	8,289,269	3.3
Technology Hardware, Storage & Peripherals	2,233,804	0.9
Textiles, Apparel & Luxury Goods	1,491,754	0.6
Thrifts & Mortgage Finance	511,537	0.2
Tobacco	2,461,587	1.0
Trading Companies & Distributors	8,741,902	3.5
Transportation Infrastructure	568,760	0.2
Water Utilities	331,690	0.1
Wireless Telecommunication Services	2,466,171	1.0

	244,495,346	97.3
Short-Term Investment	5,395,509	2.1
Other Assets, Less Liabilities *	1,541,762	0.6

Net Assets	$251,432,617	100.0%

†	Percentages indicated are based on Fund net assets.

*	Includes Investments sold short (details are shown below).

The table below sets forth the diversification of MainStay MacKay International Opportunities Fund investments sold short by industry.

	Value	Percent †
Airlines	$(31)	(0.0	)%‡
Biotechnology	(2)	(0.0	)‡
Electronic Equipment, Instruments & Components	(20,742)	(0.0	)‡
Energy Equipment & Services	—	(0.0	)‡
Specialty Retail	(2,773)	(0.0	)‡

	$(23,548)	(0.0	)%‡

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities before investments sold short, at value (identified cost $242,530,321) including securities on loan of $5,561,423	$245,863,894
Investment in affiliated investment company, at value (identified cost $4,026,962)	4,026,962
Due from custodian	1,906,995
Cash denominated in foreign currencies (identified cost $900,486)	899,965
Receivables:
Dividends and interest	2,608,529
Investment securities sold	1,217,052
Fund shares sold	37,258
Securities lending	13,723
Variation margin on futures contracts	77
Unrealized appreciation on OTC swap contracts	9,687,432
Other assets	29,590

Total assets	266,291,477

Liabilities
Investments sold short (proceeds $310,473)	23,548
Cash collateral received for securities on loan	1,368,547
Payables:
Investment securities purchased	3,637,586
Fund shares redeemed	410,755
Manager (See Note 3)	246,594
Custodian	62,180
Professional fees	35,789
Interest on investments sold short	30,295
Transfer agent (See Note 3)	29,121
Shareholder communication	22,554
Broker fees and charges on short sales	14,535
NYLIFE Distributors (See Note 3)	9,111
Trustees	350
Unrealized depreciation on OTC swap contracts	8,967,895

Total liabilities	14,858,860

Net assets	$251,432,617

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,058
Additional paid-in capital	384,046,495

384,085,553
Total distributable earnings (loss)	(132,652,936)

Net assets	$251,432,617

Class A
Net assets applicable to outstanding shares	$12,372,643

Shares of beneficial interest outstanding	1,933,716

Net asset value per share outstanding	$6.40
Maximum sales charge (5.50% of offering price)	0.37

Maximum offering price per share outstanding	$6.77

Investor Class
Net assets applicable to outstanding shares	$2,730,552

Shares of beneficial interest outstanding	429,131

Net asset value per share outstanding	$6.36
Maximum sales charge (5.00% of offering price)	0.33

Maximum offering price per share outstanding	$6.69

Class C
Net assets applicable to outstanding shares	$6,229,103

Shares of beneficial interest outstanding	1,010,838

Net asset value and offering price per share outstanding	$6.16

Class I
Net assets applicable to outstanding shares	$230,100,319

Shares of beneficial interest outstanding	35,684,812

Net asset value and offering price per share outstanding	$6.45

22	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$6,425,975
Non-cash dividends	431,556
Securities lending	213,670
Dividends-affiliated	68,420
Interest	100
Other	44

Total income	7,139,765

Expenses
Manager (See Note 3)	3,057,839
Custodian	306,261
Transfer agent (See Note 3)	177,263
Distribution/Service—Class A (See Note 3)	37,514
Distribution/Service—Investor Class (See Note 3)	7,815
Distribution/Service—Class C (See Note 3)	93,903
Professional fees	122,618
Broker fees and charges on short sales	89,299
Registration	66,893
Shareholder communication	20,180
Trustees	6,504
Miscellaneous	33,748

Total expenses	4,019,837

Net investment income (loss)	3,119,928

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(12,408,722)
Investments sold short	524,882
Swap transactions	(612,654)
Foreign currency transactions	56,440

Net realized gain (loss)	(12,440,054)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(11,901,146)
Investments sold short	1,090
Swap contracts	(6,213,184)
Translation of other assets and liabilities in foreign currencies	92,071

Net change in unrealized appreciation (depreciation)	(18,021,169)

Net realized and unrealized gain (loss)	(30,461,223)

Net increase (decrease) in net assets resulting from operations	$(27,341,295)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $664,922.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,119,928	$8,462,308
Net realized gain (loss)	(12,440,054)	(48,559,945)
Net change in unrealized appreciation (depreciation)	(18,021,169)	46,276,583

Net increase (decrease) in net assets resulting from operations	(27,341,295)	6,178,946

Distributions to shareholders:
Class A	(1,739,689)	(1,551,885)
Investor Class	(339,120)	(173,686)
Class C	(1,169,574)	(1,040,461)
Class I	(26,566,143)	(28,117,878)

Total distributions to shareholders	(29,814,526)	(30,883,910)

Capital share transactions:
Net proceeds from sale of shares	20,103,256	36,642,991
Net asset value of shares issued to shareholders in reinvestment of distributions	29,446,340	30,088,851
Cost of shares redeemed	(59,690,310)	(307,323,971)

Increase (decrease) in net assets derived from capital share transactions	(10,140,714)	(240,592,129)

Net increase (decrease) in net assets	(67,296,535)	(265,297,093)

Net Assets
Beginning of year	318,729,152	584,026,245

End of year	$251,432,617	$318,729,152

24	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020	2019	2018		2017	2016

Net asset value at beginning of year	$7.77	$7.93	$9.58		$8.06	$8.36

Net investment income (loss)	0.06 (a)	0.15 (a)	0.13		0.02	0.11

Net realized and unrealized gain (loss) on investments	(0.70)	0.10	(1.63)		1.73	(0.35)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)		0.00	(0.00)

Total from investment operations	(0.64)	0.25	(1.50)		1.75	(0.24)

Less distributions:

From net investment income	(0.73)	(0.41)	(0.15)		(0.23)	(0.06)

Net asset value at end of year	$6.40	$7.77	$7.93		$9.58	$8.06

Total investment return (b)	(9.21%)	3.83%	(15.94	%)(c)	22.36%	(2.85%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.89%	2.04%	1.37%		0.24%	1.37	% (d)

Net expenses (before waiver/reimbursement) (e)(f)	1.63%	1.75%	1.78%		3.22%	3.33%

Portfolio turnover rate	136%	182%	223%		179%	137%

Net assets at end of year (in 000’s)	$12,373	$19,557	$31,870		$55,580	$98,856

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.35%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
October 31, 2020	1.60%		0.03%
October 31, 2019	1.64%		0.11%
October 31, 2018	1.65%		0.13%
October 31, 2017	1.56%		1.66%
October 31, 2016	1.53	%(g)	1.78%

(g)	Without the custody fee reimbursement, net expenses would have been 1.55%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,

Investor Class	2020	2019	2018		2017	2016

Net asset value at beginning of year	$7.73	$7.90	$9.54		$8.02	$8.33

Net investment income (loss)	0.04 (a)	0.15 (a)	0.12		0.04	0.09

Net realized and unrealized gain (loss) on investments	(0.70)	0.08	(1.62)		1.70	(0.34)

Total from investment operations	(0.66)	0.23	(1.50)		1.74	(0.25)

Less distributions:

From net investment income	(0.71)	(0.40)	(0.14)		(0.22)	(0.06)

Net asset value at end of year	$6.36	$7.73	$7.90		$9.54	$8.02

Total investment return (b)	(9.47%)	3.54%	(15.97	%)(c)	22.29%	(3.04%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.66%	2.00%	1.29%		0.43%	1.19	% (d)

Net expenses (before waiver/reimbursement) (e)(f)	1.89%	1.93%	1.88%		3.34%	3.54%

Portfolio turnover rate	136%	182%	223%		179%	137%

Net assets at end of year (in 000’s)	$2,731	$3,690	$3,407		$4,294	$5,755

(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.17%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
October 31, 2020	1.86%		0.03%
October 31, 2019	1.81%		0.12%
October 31, 2018	1.75%		0.13%
October 31, 2017	1.65%		1.66%
October 31, 2016	1.68	%(g)	1.78%

(g)	Without the custody fee reimbursement, net expenses would have been 1.70%.

26	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class C	2020		2019	2018	2017	2016

Net asset value at beginning of year	$7.49		$7.63	$9.23	$7.75	$8.08

Net investment income (loss)	(0.01	)(a)	0.08 (a)	0.05	(0.01)	0.03

Net realized and unrealized gain (loss) on investments	(0.68)		0.10	(1.57)	1.64	(0.34)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)	(0.00)	0.00	(0.00)

Total from investment operations	(0.69)		0.18	(1.52)	1.63	(0.31)

Less distributions:

From net investment income	(0.64)		(0.32)	(0.08)	(0.15)	(0.02)

Net asset value at end of year	$6.16		$7.49	$7.63	$9.23	$7.75

Total investment return (b)	(10.16%)		2.81%	(16.61%)	21.38%	(3.84%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.22%)		1.14%	0.52%	(0.17%)	0.45	% (c)

Net expenses (before waiver/reimbursement) (d)(e)	2.64%		2.66%	2.62%	4.06%	4.27%

Portfolio turnover rate	136%		182%	223%	179%	137%

Net assets at end of year (in 000’s)	$6,229		$14,203	$27,699	$42,231	$36,489

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.43%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
October 31, 2020	2.61%		0.03%
October 31, 2019	2.55%		0.11%
October 31, 2018	2.49%		0.13%
October 31, 2017	2.39%		1.64%
October 31, 2016	2.43	%(f)	1.78%

(f)	Without the custody fee reimbursement, net expenses would have been 2.45%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020	2019	2018		2017	2016

Net asset value at beginning of year	$7.83	$8.00	$9.66		$8.12	$8.42

Net investment income (loss)	0.08 (a)	0.17 (a)	0.15		0.09	0.13

Net realized and unrealized gain (loss) on investments	(0.71)	0.10	(1.64)		1.70	(0.36)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)		0.00	(0.00)

Total from investment operations	(0.63)	0.27	(1.49)		1.79	(0.23)

Less distributions:

From net investment income	(0.75)	(0.44)	(0.17)		(0.25)	(0.07)

Net asset value at end of year	$6.45	$7.83	$8.00		$9.66	$8.12

Total investment return (b)	(8.98%)	4.08%	(15.72	%)(c)	22.78%	(2.69%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.19%	2.20%	1.63%		0.96%	1.66	% (d)

Net expenses (before waiver/reimbursement) (e)(f)	1.38%	1.50%	1.53%		2.93%	3.07%

Portfolio turnover rate	136%	182%	223%		179%	137%

Net assets at end of year (in 000’s)	$230,100	$281,279	$521,050		$653,051	$394,785

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.64%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
October 31, 2020	1.35%		0.03%
October 31, 2019	1.40%		0.10%
October 31, 2018	1.40%		0.13%
October 31, 2017	1.29%		1.63%
October 31, 2016	1.28	%(g)	1.78%

(g)	Without the custody fee reimbursement, net expenses would have been 1.30%.

28	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay International Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Class C and Class I shares commenced operations on September 28, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2020, Class R6 shares were not yet offered for sale. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of October 31, 2020, SIMPLE Class shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.

29

Notes to Financial Statements (continued)

Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended

October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of October 31, 2020, are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy.

Equity securities, including rights, warrants and exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method

30	MainStay MacKay International Opportunities Fund

involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments was determined as of October 31, 2020, and can change at any time. Illiquid investments as of October 31, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Non-cash dividend income is recorded at the fair value of the securities received. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of

31

Notes to Financial Statements (continued)

shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial. As of October 31, 2020, open swap agreements are shown in the Portfolio of Investments.

(J)  Securities Sold Short.  During the year ended October 31, 2020, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recog-

32	MainStay MacKay International Opportunities Fund

nized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of October 31, 2020, securities sold short are shown in the Portfolio of Investments.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2020, rights and warrants are shown in the Portfolio of Investments.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street

Bank and Trust Company (“State Street”) (See Note 12 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund had securities on loan with an aggregate market value of $5,561,423; the total market value of collateral held by the Fund was $6,001,831. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $4,633,284 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $1,368,547.

(N)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(O)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline

33

Notes to Financial Statements (continued)

below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(P)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Fund or the debt securities or other instruments based on LIBOR in which the Fund invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(Q)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to manage currency exposure and total return swap contracts to gain exposure to foreign securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2020:

Asset Derivatives

	Equity Contracts Risk	Total

OTC Swap Contracts—Unrealized appreciation on OTC swap contracts	$9,687,432	$9,687,432

Total Fair Value	$9,687,432	$9,687,432

Liability Derivatives

	Equity Contracts Risk	Total

OTC Swap Contracts—Unrealized depreciation on OTC swap contracts	$(8,967,895)	$(8,967,895)

Total Fair Value	$(8,967,895)	$(8,967,895)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

Net Realized Gain (Loss) from:

	Equity Contracts Risk	Total

Swap Contracts	$(612,654)	$(612,654)

Total Net Realized Gain (Loss)	$(612,654)	$(612,654)

Net Change in Unrealized Appreciation (Depreciation) from:

	Equity Contracts Risk	Total

Swap Contracts	(6,213,184)	(6,213,184)

Total Net Change in Unrealized Appreciation (Depreciation)	$(6,213,184)	$(6,213,184)

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$80,452,835	$80,452,835
Swap Contracts Short	$(69,179,499)	$(69,179,499)

34	MainStay MacKay International Opportunities Fund

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of October 31, 2020.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Net Amount of Derivative Assets*	Collateral pledged/ (Received)

Citigroup	$9,687,432	$(8,967,895)	$719,537	$(866,644)

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of October 31, 2020.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Net Amount of Derivative Liabilities†	Collateral pledged/ (Received)

Citigroup	$8,967,895	$(8,967,895)	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 1.10% of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed 1.85% of the Fund’s average daily net assets for Class A shares. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. These agreements will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: 1.95% for Investor Class shares and 2.70% for Class C shares, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $3,057,839 and paid the Subadvisor in the amount of $1,528,920.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class

35

Notes to Financial Statements (continued)

shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $3,527 and $1,314, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2020, of $653 and $1,258, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life

Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement were as follows:

Class	Expense	Waived
Class A	$7,898	$—
Investor Class	9,619	—
Class C	28,569	—
Class I	131,177	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$8,451	$78,278	$(82,702)	$—	$—	$4,027	$68	$—	4,027

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$247,128,375	$23,026,121	$(20,297,480)	$2,728,641

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$5,536,651	$(140,897,993)	$(89,087)	$2,797,493	$(132,652,936)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of swap contracts and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable.

As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $140,897,993 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these

36	MainStay MacKay International Opportunities Fund

capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$124,851	$16,047

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$29,814,526	$30,883,910

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $358,455 and $390,889, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	304,489	$2,074,100
Shares issued to shareholders in reinvestment of distributions	239,794	1,709,730
Shares redeemed	(1,164,431)	(7,702,927)

Net increase (decrease) in shares outstanding before conversion	(620,148)	(3,919,097)
Shares converted into Class A (See Note 1)	43,011	270,177
Shares converted from Class A (See Note 1)	(5,617)	(32,184)

Net increase (decrease)	(582,754)	$(3,681,104)

Year ended October 31, 2019:
Shares sold	413,008	$3,078,930
Shares issued to shareholders in reinvestment of distributions	220,471	1,530,068
Shares redeemed	(2,107,980)	(15,682,842)

Net increase (decrease) in shares outstanding before conversion	(1,474,501)	(11,073,844)
Shares converted into Class A (See Note 1)	15,609	118,220
Shares converted from Class A (See Note 1)	(41,226)	(311,983)

Net increase (decrease)	(1,500,118)	$(11,267,607)

37

Notes to Financial Statements (continued)

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	54,587	$368,340
Shares issued to shareholders in reinvestment of distributions	47,308	336,357
Shares redeemed	(111,252)	(742,902)

Net increase (decrease) in shares outstanding before conversion	(9,357)	(38,205)
Shares converted into Investor Class (See Note 1)	4,407	26,427
Shares converted from Investor Class (See Note 1)	(42,961)	(268,699)

Net increase (decrease)	(47,911)	$(280,477)

Year ended October 31, 2019:
Shares sold	72,446	$546,463
Shares issued to shareholders in reinvestment of distributions	24,698	170,913
Shares redeemed	(81,689)	(613,180)

Net increase (decrease) in shares outstanding before conversion	15,455	104,196
Shares converted into Investor Class (See Note 1)	42,221	317,600
Shares converted from Investor Class (See Note 1)	(11,987)	(90,418)

Net increase (decrease)	45,689	$331,378

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	82,424	$592,715
Shares issued to shareholders in reinvestment of distributions	161,472	1,118,998
Shares redeemed	(1,126,164)	(7,264,586)

Net increase (decrease) in shares outstanding before conversion	(882,268)	(5,552,873)
Shares converted from Class C (See Note 1)	(2,120)	(13,261)

Net increase (decrease)	(884,388)	$(5,566,134)

Year ended October 31, 2019:
Shares sold	117,641	$851,396
Shares issued to shareholders in reinvestment of distributions	146,975	992,083
Shares redeemed	(1,984,765)	(14,410,691)

Net increase (decrease) in shares outstanding before conversion	(1,720,149)	(12,567,212)
Shares converted from Class C (See Note 1)	(14,781)	(109,920)

Net increase (decrease)	(1,734,930)	$(12,677,132)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	2,542,984	$17,068,101
Shares issued to shareholders in reinvestment of distributions	3,665,446	26,281,255
Shares redeemed	(6,441,307)	(43,979,895)

Net increase in shares outstanding before conversion	(232,877)	(630,539)
Shares converted into Class I (See Note 1)	3,045	17,540

Net increase (decrease)	(229,832)	$(612,999)

Year ended October 31, 2019:
Shares sold	4,225,346	$32,166,202
Shares issued to shareholders in reinvestment of distributions	3,924,898	27,395,787
Shares redeemed	(37,342,408)	(276,617,258)

Net increase (decrease) in shares outstanding before conversion	(29,192,164)	(217,055,269)
Shares converted into Class I (See Note 1)	9,687	76,501

Net increase (decrease)	(29,182,477)	$(216,978,768)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in

38	MainStay MacKay International Opportunities Fund

unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A., except for a subset of custody related services for some of the Fund’s open short positions.

39

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay International Opportunities Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

40	MainStay MacKay International Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2020, the Fund designated approximately $11,485,171 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2020:

•	the total amount of taxes credited to foreign countries was $571,611.

•	the total amount of income sourced from foreign countries was $3,809,790

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

41

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

42	MainStay MacKay International Opportunities Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

43

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

44	MainStay MacKay International Opportunities Fund

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

45

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1716831 MS203-20	MSIR11-12/20 (NYLIM) NL236

MainStay MacKay New York Tax Free Opportunities Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	5/14/2012	–2.26 2.35%	2.91 3.87%	3.65 4.22%	0.83 0.83%
Investor Class Shares[3]	Maximum 4% Initial Sales Charge	With sales charges Excluding sales charges	5/14/2012	–2.27 2.33	2.89 3.84	3.58 4.15	0.85 0.85
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5/14/2012	1.08 2.08	3.56 3.56	3.88 3.88	1.10 1.10
Class C2 Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	8/31/2020	–1.50 –0.50	N/A N/A	N/A N/A	1.25 1.25
Class I Shares	No Sales Charge		5/14/2012	2.61	4.11	4.48	0.58
Class R6 Shares	No Sales Charge		11/1/2019	2.60	N/A	N/A	0.55

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 4.5%, which is reflected in the average annual total return figures shown.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception

Bloomberg Barclays New York Municipal Bond Index[4]	2.25%	3.24%	3.26%
Morningstar Muni New York Long Category Average[5]	1.66	3.28	3.09

4.

The Bloomberg Barclays New York Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Muni New York Long Category Average is representative of funds that invest at least 80% of assets in New York municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay New York Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,065.00	$3.89	$1,021.37	$3.81	0.75%

Investor Class Shares	$1,000.00	$1,064.90	$4.00	$1,021.27	$3.91	0.77%

Class C Shares	$1,000.00	$1,062.50	$5.29	$1,020.01	$5.18	1.02%

Class C2 Shares[3,4]	$1,000.00	$995.00	$1.80	$1,006.53	$1.81	1.08%

Class I Shares	$1,000.00	$1,065.30	$2.60	$1,022.62	$2.54	0.50%

Class R6 Shares	$1,000.00	$1,065.40	$2.49	$1,022.72	$2.44	0.48%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period) and 61 days for Class C2 share (to reflect the since-inception period. The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was August 31, 2020.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2020. Had these shares been offered for the full six-month period ended October 31, 2020, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $5.48 for Class C2 shares and the ending account value would have been $1,019.71 for Class C2 shares.

7

Industry Composition as of October 31, 2020 (Unaudited)

Medical	13.2%

General	12.8

Higher Education	11.1

Transportation	10.6

General Obligation	8.9

Development	8.1

Water	5.9

Tobacco Settlement	3.8

Education	3.7

Multi-Family Housing	2.5

Power	2.4

Airport	2.3

Utilities	2.0%

Housing	1.5

Nursing Homes	1.3

School District	1.1

Pollution	0.6

Single Family Housing	0.4

Closed-End Funds	0.2

Facilities	0.2

Other Assets, Less Liabilities	7.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of October 31, 2020 (excluding short-term investment) (Unaudited)

1.	Metropolitan Transportation Authority, Green Bond, Revenue Bonds, 4.00%–5.25%, due 11/15/27–11/15/52

2.	New York State Dormitory Authority, Revenue Bonds, 0.28%–4.625%, due 7/1/36–7/1/53

3.	Guam Government, Waterworks Authority, Revenue Bonds, 5.00%–5.50%, due 7/1/33–1/1/50

4.	City of New York NY, Unlimited General Obligation, 4.00%, due 8/1/40–3/1/50

5.	Broome County Local Development Corp., United Health Services Hospital, Revenue Bonds, 3.00%–4.00%, due 4/1/39–4/1/50
6.	Long Island Power Authority, Revenue Bonds, (zero coupon)–5.00%, due 12/1/26–9/1/46

7.	New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds, 2.45%–2.80%, due 9/15/69

8.	Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds, 3.00%–4.00%, due 12/1/32–12/1/49

9.	New York State Dormitory Authority, Personal Income Tax, Revenue Bonds, 4.00%, due 2/15/47

10.	Brookhaven Local Development Corp., Long Island Community Hospital, Revenue Bonds, 3.375%–5.00%, due 10/1/33–10/1/50

8	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay New York Tax Free Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay MacKay New York Tax Free Opportunities Fund returned 2.61%, outperforming the 2.25% return of the Fund’s primary benchmark, the Bloomberg Barclays New York Municipal Bond Index. Over the same period, Class I shares also outperformed the 1.66% return of the Morningstar Muni New York Long Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The below-investment-grade, tax-exempt segment of the municipal bond market underperformed the investment-grade, tax-exempt segment, while the overall municipal market underperformed the taxable bond market. Bonds with short-end maturities outperformed those with long-end maturities. Among ratings categories, higher-quality bonds outperformed their lower-quality counterparts.

During the reporting period, the Fund outperformed the Bloomberg Barclays New York Municipal Bond Index primarily due to out-of-benchmark exposures among high-yield bonds and U.S. territory credits from Guam and Puerto Rico. Relative returns also benefited from the selection and timing of the Fund’s purchases in the transportation sector. Although holdings of AAA-rated2 credits and in the special tax and water/sewer sectors produced strong returns, relatively underweight exposure to all three areas detracted from performance compared to the Index.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

The rapid spread of the COVID-19 pandemic in March 2020 resulted in a significant risk-off response in the global financial markets. The municipal bond market’s response to the crisis reflected the significant disruption to our economy, the financial markets and, of course, our personal lives. During the early months of the pandemic, municipal volatility surged and credit spreads3 widened. The extreme volatility in the municipal market was primarily due to a liquidity squeeze exacerbated by a sharp repricing of credit risk. Market technical conditions were upended as investors in municipal bond mutual funds and exchange-traded funds sought to exit a market that offered little liquidity, resulting in severe price declines. During this time, yields of variable-rate demand notes spiked to over 9% and the new-issue market was shut down. Credit spreads widened as market participants attempted to discount the impact of an abrupt shutdown of the U.S. economy. Notably, some high-yield municipal bonds experienced price swings exceeding 10 points in a day. (A point represents one percent of a bond’s face value.) In our view, leveraged open-end mutual funds that were ill-prepared to meet shareholder redemptions contributed to municipal market volatility as they resorted to forced sales.

The pandemic produced a significant credit shift in the municipal market. With mandatory stay-at-home requirements and the closing of large segments of the economy, including travel, leisure and retail, the economic conditions of state and local governments and related entities weakened. Fortunately, the municipal market’s credit condition at the start of 2020 was at an all-time high due to large state government reserves as a result of record tax revenues in the wake of the Great Recession of 2007-2009. Nevertheless, as of the end of the reporting period, we believe that several municipal “front-line” sectors—including infrastructure, hospitals, state and local governments, and higher education—are likely to be the sectors most immediately impacted by the pandemic-related economic slowdown. We expect the magnitude of the impact to be a function of the duration4 and the severity of the crisis, as well as the specific geographic location of the credits.

Since the end of 2019, our municipal bond management team has increased the Fund’s overall credit quality, and added additional liquidity and cash reserves to offset short-term financial losses. This enabled the Fund to take advantage of the market dislocation and rotate into sectors and credits that were most adversely impacted by the pandemic. As the market returns to more historically normal conditions, we believe these positions will benefit from fiscal support from the federal government and medical advances to end the pandemic. As always, we continue to assess the ability of each municipal issuer to manage through these times. We continue to believe there will be limited defaults in the municipal market, reflective of historical market trends.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund used U.S. Treasury futures to try to maintain a neutral duration relative to the Bloomberg Barclays Municipal Bond Index. This hedge did not have a material impact on the Fund’s performance.

What was the Fund’s duration strategy during the reporting period?

The Fund’s duration was targeted to remain in a neutral range relative to the municipal bonds in which the Fund can invest, as outlined in its prospectus. In addition to investment-grade New York municipal bonds, the Fund may also invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in municipal securities rated below investment grade. As of October 31, 2020, the Fund’s modified duration to worst5 was 5.95 years, while the benchmark’s modified duration to worst was 4.83 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest positive contributions to the Fund’s performance relative to the Bloomberg Barclays New York Municipal Bond Index came from security selection and the timing of purchases in the transportation sector. (Contributions take weightings and total returns into account.) Other sectors that provided positive contributions to relative performance included education, tobacco and hospital. Conversely, holdings in the special tax, water/sewer and prerefunded/ETM (escrowed to maturity) sectors detracted from relative performance. Among localities, out-of-benchmark holdings in bonds from U.S. territories enhanced relative returns. From a credit-quality perspective, non-rated credits produced the strongest returns, while an allocation to bonds rated BBB to B bolstered performance as well.6 The Fund’s significantly underweight exposure to bonds rated AAA and AA+ detracted from relative performance.7 Among maturities, bonds maturing in 20 years and over increased relative returns, while bonds maturing in 10 years or less detracted from relative performance.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund remained focused on diversification and liquidity resulting in no individual transaction being considered significant during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

Although there were no material changes in the Fund’s sector weightings during the reporting period, the Fund increased its sector exposure to hospital and water/sewer bonds, while decreasing its sector exposure to housing, education and local general obligation bonds. From a credit-rating perspective, the Fund increased its exposure to bonds rated A8 and B, while decreasing its exposure to securities rated AAA and AA. Among maturities, the Fund increased its exposure to bonds maturing in twenty-five to thirty years, and decreased its exposure to bonds maturing in twenty to twenty-five years.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund held exposure to bonds from U.S. territories that are not included in the Bloomberg Barclays New York Municipal Bond Index. Relative to the Index, the Fund held overweight sector positions in education and hospital bonds, and underweight exposure to special tax, transportation and water/sewer bonds. As of the same date, the Fund held relatively overweight exposure to credits rated BBB, and underweight exposure to credits rated AAA and AA.

5.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

6.

An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

7.

An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund. Ratings from ‘AA’ to ‘CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

8.

An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio of Investments October 31, 2020

	Principal Amount	Value
Municipal Bonds 92.4%† Long-Term Municipal Bonds 90.9%
Airport 2.3%
Albany County Airport Authority, Revenue Bonds
4.00%, due 12/15/44	$835,000	$914,968
Series A 5.00%, due 12/15/43	1,750,000	2,060,643
Series A 5.00%, due 12/15/48	2,585,000	3,021,684
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (a)	1,000,000	1,096,530
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (a)
Series A, Insured: AGM 4.00%, due 7/1/46	5,000,000	5,213,200
Series A 5.00%, due 7/1/41	1,000,000	1,074,810
Series A 5.25%, due 1/1/50	2,000,000	2,155,860
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (a)
Series A 5.00%, due 4/1/23	225,000	245,534
Series A 5.00%, due 4/1/24	490,000	551,965
Series A 5.00%, due 4/1/27	610,000	683,877
Series A 5.00%, due 4/1/29	925,000	1,112,100
Series A 5.00%, due 4/1/30	375,000	464,775
Series A 5.00%, due 4/1/31	350,000	431,347
Series A 5.00%, due 4/1/32	400,000	490,020
Series A 5.00%, due 4/1/34	450,000	546,188
Series A 5.00%, due 4/1/35	400,000	484,060
Series A 5.00%, due 4/1/36	600,000	723,246
Series A 5.00%, due 4/1/38	375,000	449,036

	Principal Amount	Value
Airport (continued)
Ogdensburg Bridge & Port Authority, Revenue Bonds 5.75%, due 7/1/47 (a)(b)	$2,290,000	$2,341,891

		24,061,734

Development 8.1%
Battery Park City Authority, Revenue Bonds Series A 4.00%, due 11/1/44	4,355,000	5,081,153
Buffalo & Erie County Industrial Land Development Corp., Buffalo State College Foundation Housing, Revenue Bonds Series A 5.375%, due 10/1/41	855,000	873,246
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (a)(b)	4,305,000	4,704,504
Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,081,530
5.00%, due 8/1/42	1,000,000	1,081,530
Dobbs Ferry Local Development Corp., Mercy College Project, Revenue Bonds 5.00%, due 7/1/39	1,000,000	1,087,410
Dutchess County Local Development Corp., Revenue Bonds Series A 5.00%, due 7/1/34	500,000	584,305
New York City Industrial Development Agency, Revenue Bonds Series A 5.00%, due 7/1/28 (a)	1,500,000	1,569,075
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds Insured: AGM 4.00%, due 3/1/45	6,500,000	7,382,115
New York City Trust for Cultural Resources, Alvin Ailey Dance Foundation, Revenue Bonds Series A 4.00%, due 7/1/46	1,515,000	1,595,189
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds
Class 1 2.45%, due 9/15/69	4,085,000	4,008,855
Class 3 2.80%, due 9/15/69	14,800,000	14,127,636

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Development (continued)
New York Liberty Development Corp., Goldman Sachs Headquarters, Revenue Bonds 5.50%, due 10/1/37	$700,000	$999,824
New York Liberty Development Corp., World Trade Center, Revenue Bonds
Class 2 5.00%, due 9/15/43	1,040,000	1,091,584
Class 3 5.00%, due 3/15/44	1,500,000	1,561,020
Class 2 5.375%, due 11/15/40 (b)	1,500,000	1,552,365
New York Transportation Development Corp., American Airlines, Inc., Revenue Bonds 5.00%, due 8/1/26 (a)	6,485,000	6,510,745
New York Transportation Development Corp., Delta Air Lines, Inc., Revenue Bonds (a)
4.375%, due 10/1/45	4,000,000	4,052,920
5.00%, due 10/1/35	3,000,000	3,276,750
5.00%, due 10/1/40	3,000,000	3,218,910
New York Transportation Development Corp., John F. Kennedy International Airport, Revenue Bonds (a)
5.25%, due 8/1/31	1,640,000	1,690,332
5.375%, due 8/1/36	2,110,000	2,186,741
Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds
5.50%, due 12/1/31	970,000	973,967
6.00%, due 12/1/36	1,640,000	1,646,708
6.00%, due 12/1/42	8,430,000	8,464,310
6.50%, due 12/1/28	2,065,000	2,091,576
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	3,265,000	3,517,091

		86,011,391

Education 3.7%
Albany Capital Resource Corp., Albany Leadership Charter School for Girls Project, Revenue Bonds 5.00%, due 6/1/49	2,380,000	2,511,900
Albany Industrial Development Agency, Brighter Choice Charter School, Revenue Bonds
Series A 5.00%, due 4/1/27	1,375,000	1,377,324

	Principal Amount	Value
Education (continued)
Albany Industrial Development Agency, Brighter Choice Charter School, Revenue Bonds (continued)
Series A 5.00%, due 4/1/37	$1,000,000	$1,000,660
Buffalo & Erie County Industrial Land Development Corp., Tapestry Charter School Project, Revenue Bonds
5.00%, due 8/1/47	500,000	535,375
5.00%, due 8/1/52	3,995,000	4,265,382
Build NYC Resource Corp., Inwood Academy Leadership Charter School Project, Revenue Bonds (b)
Series A 5.125%, due 5/1/38	800,000	854,048
Series A 5.50%, due 5/1/48	1,500,000	1,613,280
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds (b)
Series A 5.00%, due 6/1/32	1,000,000	1,096,050
Series A 5.00%, due 6/1/37	1,500,000	1,619,970
Series A 5.00%, due 6/1/47	3,100,000	3,313,807
Series A 5.00%, due 6/1/52	1,500,000	1,600,185
Build NYC Resource Corp., The Children’s Aid Society Project, Revenue Bonds 5.00%, due 7/1/45	1,120,000	1,227,520
New York State Dormitory Authority, Brooklyn Law School, Revenue Bonds Series A 5.00%, due 7/1/33	1,650,000	1,893,672
New York State Dormitory Authority, Master BOCES Program, Revenue Bonds Series A 4.00%, due 8/15/42	5,500,000	6,063,420
New York State Dormitory Authority, Revenue Bonds Insured: AMBAC 4.625%, due 7/1/36	200,000	198,120
Rensselaer NY, City School District, Certificates of Participation
Insured: AGM 4.00%, due 6/1/34	650,000	728,592
Insured: AGM 4.00%, due 6/1/35	850,000	950,079

12	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
Riverhead Industrial Development Agency, Revenue Bonds
7.00%, due 8/1/43	$925,000	$1,017,583
7.00%, due 8/1/48	730,000	801,365
Syracuse Industrial Development Agency, Revenue Bonds Series A, Insured: State Aid Withholding 3.25%, due 5/1/34	1,000,000	1,068,250
Syracuse Industrial Development Agency, Syracuse City School District Project, Revenue Bonds Series A. Insured: State Aid Withholding 4.00%, due 5/1/36	1,500,000	1,732,155
Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Revenue Bonds
Series A 4.00%, due 10/15/29	200,000	211,668
Series A 5.00%, due 10/15/39	840,000	923,882
Series A 5.00%, due 10/15/49	640,000	689,734
5.00%, due 10/15/50	1,350,000	1,459,660

		38,753,681

Facilities 0.2%
Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds Insured: AGM 4.75%, due 12/15/32	2,000,000	2,110,360

General 12.1%
Build NYC Resource Corp., Bronx Charter School for Excellence, Revenue Bonds Series A 5.50%, due 4/1/43	1,160,000	1,215,866
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds 7.50%, due 8/20/40	1,205,040	831,478
Guam Government, Business Privilege Tax, Revenue Bonds
Series D 4.00%, due 11/15/39	650,000	669,663
Series D 5.00%, due 11/15/27	1,825,000	2,054,694
Series B-1 5.00%, due 1/1/32	1,070,000	1,101,030

	Principal Amount	Value
General (continued)
Guam Government, Business Privilege Tax, Revenue Bonds (continued)
Series A 5.125%, due 1/1/42	$3,100,000	$3,186,118
Series A 5.25%, due 1/1/36	1,875,000	1,932,356
Hudson Yards Infrastructure Corp., Revenue Bonds
Series A 4.00%, due 2/15/44	4,000,000	4,291,360
Series A 5.00%, due 2/15/42	7,500,000	8,620,800
5.25%, due 2/15/47	1,400,000	1,418,026
5.75%, due 2/15/47	1,570,000	1,593,820
Metropolitan Transportation Authority, Green Bond, Revenue Bonds Series B-2 5.25%, due 11/15/33	5,000,000	6,061,200
New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/31	465,000	465,023
Insured: AMBAC 5.00%, due 1/1/36	1,780,000	1,780,125
Insured: AMBAC 5.00%, due 1/1/39	560,000	560,034
Insured: AMBAC 5.00%, due 1/1/46	2,300,000	2,235,485
Insured: AGC 6.375%, due 1/1/39	500,000	502,170
New York City Industrial Development Agency, United Jewish Appeal, Revenue Bonds 5.00%, due 7/1/34	1,000,000	1,053,190
New York City Industrial Development Agency, Yankee Stadium, Revenue Bonds
Insured: AGC (zero coupon), due 3/1/40	380,000	209,547
Insured: AGC (zero coupon), due 3/1/44	1,065,000	500,699
Insured: AGC (zero coupon), due 3/1/45	200,000	90,236
Insured: AGC (zero coupon), due 3/1/46	3,800,000	1,649,352
Insured: AGC (zero coupon), due 3/1/47	1,115,000	465,557

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General (continued)
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Series S-1, Insured: State Aid Withholding 4.00%, due 7/15/36	$1,500,000	$1,695,645
Series S-3, Insured: State Aid Withholding 4.00%, due 7/15/46	2,905,000	3,224,114
Series S-3, Insured: State Aid Withholding 5.00%, due 7/15/43	2,500,000	3,007,050
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds Series C-1 4.00%, due 11/1/42	7,000,000	7,868,070
New York City Trust for Cultural Resources, American Museum of National History, Revenue Bonds Series A 5.00%, due 7/1/41	1,000,000	1,154,360
New York City Trust For Cultural Resources, The Museum of Modern Art, Revenue Bonds 4.00%, due 4/1/30	1,200,000	1,365,744
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds Series A (zero coupon), due 11/15/47	6,500,000	2,346,240
New York Convention Center Development Corp., Revenue Bonds 5.00%, due 11/15/40	1,620,000	1,810,237
New York Liberty Development Corp., World Trade Center, Revenue Bonds 5.75%, due 11/15/51	1,500,000	1,575,285
New York State Dormitory Authority, Personal Income Tax, Revenue Bonds Series D 4.00%, due 2/15/47	15,500,000	17,368,060
New York State Urban Development Corp., Bidding Group 3, Revenue Bonds Series A 4.00%, due 3/15/44	11,320,000	12,803,712
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	400,000	400,148

	Principal Amount	Value
General (continued)
Puerto Rico Municipal Finance Agency, Revenue Bonds Series C, Insured: AGC 5.25%, due 8/1/23	$100,000	$107,177
Puerto Rico Sales Tax Financing Corp., Revenue Bonds Series A-1 5.00%, due 7/1/58	15,434,000	16,442,612
Schenectady Metroplex Development Authority, Revenue Bonds Series A, Insured: AGM 5.50%, due 8/1/33	1,000,000	1,135,130
Tender Option Bond Trust Receipts, Revenue Bonds Series 2016-ZF0414 0.49%, due 11/15/23 (b)(c)	770,000	770,000
Territory of Guam, Hotel Occupancy Tax, Revenue Bonds
Series A 6.00%, due 11/1/26	3,000,000	3,028,830
Series A 6.50%, due 11/1/40	2,500,000	2,529,175
Territory of Guam, Section 30, Revenue Bonds Series A 5.00%, due 12/1/36	1,020,000	1,144,226
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A-1 5.00%, due 10/1/24	1,265,000	1,265,291
Series A 5.00%, due 10/1/25	410,000	408,479
Subseries A 6.00%, due 10/1/39	640,000	612,083
Series A 6.625%, due 10/1/29	720,000	722,930
Series A 6.75%, due 10/1/37	1,630,000	1,636,096
Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	1,415,000	1,513,059

		128,421,582

General Obligation 8.9%
Buffalo NY, Limited General Obligation
Series A 5.00%, due 4/1/27	500,000	619,460
Series A 5.00%, due 4/1/28	400,000	493,400

14	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
City of New York NY, Unlimited General Obligation
Series C 4.00%, due 8/1/40	$4,200,000	$4,780,608
Series C 4.00%, due 8/1/41	4,885,000	5,538,906
Series B-1 4.00%, due 10/1/41	500,000	553,830
Series A, Subseries A-1, Insured: BAM 4.00%, due 8/1/44	4,930,000	5,487,682
Series D-1, Insured: BAM 4.00%, due 3/1/50	5,440,000	6,044,112
City of Newburgh NY, Limited General Obligation
Series A, Insured: AGM 3.50%, due 7/15/36	725,000	755,435
Series A 5.50%, due 6/15/31	500,000	541,815
City of Ogdensburg NY, Public Improvement, Limited General Obligation
5.50%, due 4/15/23	40,000	42,804
5.50%, due 4/15/24	45,000	49,177
5.50%, due 4/15/26	50,000	55,381
5.50%, due 4/15/28	55,000	60,051
City of Plattsburgh NY, Limited General Obligation
Series B, Insured: AGM 5.00%, due 9/15/21	450,000	466,646
Series B, Insured: AGM 5.00%, due 9/15/22	455,000	490,422
Series B, Insured: AGM 5.00%, due 9/15/24	510,000	588,968
Series B, Insured: AGM 5.00%, due 9/15/25	470,000	559,371
Series B, Insured: AGM 5.00%, due 9/15/26	395,000	480,648
City of Poughkeepsie NY, Limited General Obligation 5.00%, due 6/1/31	600,000	644,940
City of Yonkers NY, Limited General Obligation
Series A, Insured: BAM 4.00%, due 9/1/31	1,500,000	1,730,940
Series A, Insured: BAM 4.00%, due 5/1/35	1,550,000	1,809,764
Series A, Insured: BAM 4.00%, due 5/1/36	1,700,000	1,974,890
Series A, Insured: BAM 4.00%, due 5/1/37	2,000,000	2,314,520

	Principal Amount	Value
General Obligation (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: NATL-RE 5.00%, due 7/1/28	$150,000	$151,155
Series A, Insured: AGM 5.00%, due 7/1/35	835,000	874,746
Series A, Insured: AGM 5.375%, due 7/1/25	340,000	348,143
County of Clinton, Limited General Obligation Insured: AGM 4.00%, due 6/1/38 (a)	1,500,000	1,628,550
County of Nassau NY, Limited General Obligation
Series A 4.00%, due 4/1/27	1,000,000	1,015,690
Series B, Insured: AGM 5.00%, due 4/1/49	10,000,000	12,373,000
County of Rockland NY, Limited General Obligation
Insured: AGM 4.00%, due 5/1/44	915,000	1,002,364
Insured: AGM 4.00%, due 5/1/45	950,000	1,038,378
Insured: AGM 4.00%, due 5/1/46	985,000	1,074,980
Insured: AGM 4.00%, due 5/1/48	1,065,000	1,160,722
Insured: BAM 5.00%, due 6/1/24	500,000	581,070
Insured: BAM 5.00%, due 6/1/25	560,000	674,150
Insured: BAM 5.00%, due 6/1/26	550,000	681,345
Glens Falls NY, Limited General Obligation
Insured: AGM 4.00%, due 1/15/31	500,000	563,400
Insured: AGM 4.00%, due 1/15/32	315,000	352,208
Insured: AGM 4.00%, due 1/15/33	250,000	277,095
Onondaga County NY, Limited General Obligation
3.00%, due 6/1/39	2,150,000	2,226,862
3.25%, due 4/15/34	1,250,000	1,320,400
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 4.75%, due 8/1/22	1,420,000	1,424,572

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Suffolk County NY, Limited General Obligation Series A, Insured: BAM 4.00%, due 4/1/33	$2,190,000	$2,483,263
Suffolk County NY, Public Improvement, Limited General Obligation
Series B, Insured: AGM 3.00%, due 10/15/32	5,480,000	5,823,212
Series B, Insured: AGM 3.00%, due 10/15/33	2,400,000	2,531,712
Series B, Insured: AGM 3.00%, due 10/15/34	5,740,000	6,034,634
Series A, Insured: AGM 3.25%, due 6/1/36	715,000	751,158
Series A, Insured: AGM 3.25%, due 6/1/37	725,000	759,764
Town of Oyster Bay NY, Limited General Obligation Insured: AGM 4.00%, due 8/1/30	365,000	381,407
Town of Oyster Bay NY, Public Improvement Project, Limited General Obligation
4.00%, due 2/15/26	3,440,000	3,881,524
Series A, Insured: BAM 5.00%, due 1/15/28	500,000	558,965
Village of Valley Stream NY, Limited General Obligation
Insured: BAM 4.00%, due 4/1/33	490,000	543,459
Insured: BAM 4.00%, due 4/1/34	510,000	563,938
Insured: BAM 4.00%, due 4/1/35	530,000	585,131
Insured: BAM 4.00%, due 4/1/36	550,000	604,961
Insured: BAM 4.00%, due 4/1/37	570,000	624,481
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A 5.00%, due 10/1/29	1,000,000	947,630
Series A 5.00%, due 10/1/32	1,000,000	932,610
Series A, Insured: AGM 5.00%, due 10/1/32	1,200,000	1,283,160

		94,143,609

	Principal Amount	Value
Higher Education 11.1%
Buffalo & Erie County Industrial Land Development Corp, D’Youville College Project, Revenue Bonds
4.00%, due 11/1/40	$1,000,000	$1,035,010
4.00%, due 11/1/50	5,000,000	5,079,400
Build NYC Resource Corp., Manhattan College Project, Revenue Bonds
4.00%, due 8/1/42	1,500,000	1,593,825
5.00%, due 8/1/47	240,000	270,336
Build NYC Resource Corp., Metropolitan College of New York, Revenue Bonds 5.50%, due 11/1/44	2,500,000	2,626,800
Build NYC Resource Corp., New York Law School Project, Revenue Bonds
5.00%, due 7/1/30	3,865,000	4,192,365
5.00%, due 7/1/33	1,520,000	1,629,212
5.00%, due 7/1/41	1,050,000	1,107,834
City of Amherst NY, Daemen College Project, Revenue Bonds
4.00%, due 10/1/37	1,000,000	1,018,130
5.00%, due 10/1/43	2,000,000	2,180,300
5.00%, due 10/1/48	2,000,000	2,154,400
County of Cattaraugus NY, St. Bonaventure University, Revenue Bonds 5.00%, due 5/1/44	1,200,000	1,248,768
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds Series A-1 5.00%, due 8/1/46	555,000	530,208
Dutchess County Local Development Corp., Culinary Institute of America Project, Revenue Bonds
Series A-1 5.00%, due 7/1/31	375,000	409,965
5.00%, due 7/1/33	700,000	758,450
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds
Series A 5.00%, due 7/1/39	1,000,000	1,074,200
5.00%, due 7/1/43	2,000,000	2,368,240
5.00%, due 7/1/48	4,000,000	4,701,040
Hempstead Town Local Development Corp., Molloy College Project, Revenue Bonds
5.00%, due 7/1/38	870,000	987,963
5.00%, due 7/1/43	1,020,000	1,141,727
5.00%, due 7/1/48	1,100,000	1,222,936

16	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Higher Education (continued)
Madison County Capital Resource Corp., Colgate University Project, Revenue Bonds Series A 5.00%, due 7/1/29	$1,000,000	$1,079,380
Monroe County Industrial Development Corp., St. John Fisher College, Revenue Bonds Series A 5.00%, due 6/1/24	330,000	346,781
Monroe County Industrial Development Corp., University of Rochester Project, Revenue Bonds
Series C 4.00%, due 7/1/43	3,000,000	3,337,050
Series D 4.00%, due 7/1/43	2,470,000	2,747,505
Series A 4.00%, due 7/1/50	6,500,000	7,330,375
Monroe County NY Industrial Development Corp., Rochester General Hospital, Revenue Bonds 4.00%, due 10/1/47	1,695,000	1,682,982
New York City of Albany Capital Resource Corp., Albany College of Pharmacy & Health Sciences Project, Revenue Bonds Series A 5.00% , due 12/1/33	150,000	163,046
New York State Dormitory Authority, Culinary Institute of America, Revenue Bonds 6.00%, due 7/1/38	1,500,000	1,503,780
New York State Dormitory Authority, Fordham University, Revenue Bonds
4.00%, due 7/1/50	13,330,000	14,798,166
Series A 5.00%, due 7/1/41	1,075,000	1,243,463
New York State Dormitory Authority, New York University, Revenue Bonds
Series A 4.00%, due 7/1/43	2,950,000	3,246,210
Series A 4.00%, due 7/1/45	5,800,000	6,600,168
New York State Dormitory Authority, Pace University, Revenue Bonds
Series A 4.00%, due 5/1/33	400,000	409,004
Series A 4.25%, due 5/1/42	450,000	458,541

	Principal Amount	Value
Higher Education (continued)
New York State Dormitory Authority, Rockefeller University, Revenue Bonds Series C 4.00%, due 7/1/49	$4,305,000	$4,938,997
New York State Dormitory Authority, The New School, Revenue Bonds Series A 5.00%, due 7/1/35	210,000	235,135
New York State Dormitory Authority, Touro College & University System, Revenue Bonds 5.00%, due 1/1/42	5,000,000	5,329,750
Oneida County Local Development Corp., Utica College Project, Revenue Bonds 5.00%, due 7/1/49	3,250,000	3,483,610
Onondaga County Trust Cultural Resource Revenue, Syracuse University Project, Revenue Bonds
4.00%, due 12/1/41	5,165,000	5,975,440
4.00%, due 12/1/47	4,000,000	4,562,760
4.00%, due 12/1/49	2,000,000	2,276,260
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,000,000	1,014,800
St. Lawrence County Industrial Development Agency, Civic Development Corp., St. Lawrence University, Revenue Bonds Series A 4.00%, due 7/1/43	3,000,000	3,206,880
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds
5.00%, due 9/1/47	2,975,000	3,248,760
5.375%, due 9/1/41	200,000	204,108
Troy Capital Resource Corp., Rensselaer Polytechnic Institute, Revenue Bonds 5.00%, due 8/1/32	1,000,000	1,129,970

		117,884,030

Housing 1.5%
Albany Capital Resource Corp., Empire Commons Student Housing, Inc. Project, Revenue Bonds
Series A 5.00%, due 5/1/29	600,000	669,378
Series A 5.00%, due 5/1/30	350,000	388,962
Series A 5.00%, due 5/1/31	200,000	221,190

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Housing (continued)
City of Amherst NY, UBF Faculty-Student Housing Corp., Revenue Bonds Series S, Insured: AGM 5.00%, due 10/1/45	$2,000,000	$2,294,140
New York City Housing Development Corp., College of Staten Island Residences, Revenue Bonds Series A, Insured: AGM 3.25%, due 7/1/27	2,950,000	3,037,438
New York State Dormitory Authority, New York University Dormitory Facilities, Revenue Bonds 4.00%, due 7/1/49	3,050,000	3,402,031
New York State Dormitory Authority, University Facilities, Revenue Bonds Series A 5.00%, due 7/1/43	1,500,000	1,776,180
Onondaga Civic Development Corp., Onondaga Community College, Revenue Bonds
5.00%, due 10/1/22	325,000	330,671
5.00%, due 10/1/24	400,000	411,560
5.00%, due 10/1/25	250,000	257,775
Westchester County Local Development Corp., Purchase Housing Corp. II Project, Revenue Bonds
5.00%, due 6/1/29	185,000	204,838
5.00%, due 6/1/30	330,000	363,330
5.00%, due 6/1/31	320,000	350,534
5.00%, due 6/1/37	1,000,000	1,074,050
5.00%, due 6/1/42	1,000,000	1,062,060

		15,844,137

Medical 13.2%
Brookhaven Local Development Corp., Long Island Community Hospital, Revenue Bonds
3.375%, due 10/1/40	6,000,000	5,887,200
4.00%, due 10/1/45	3,500,000	3,706,745
5.00%, due 10/1/33	1,000,000	1,197,550
5.00%, due 10/1/35	1,000,000	1,188,090
5.00%, due 10/1/50	4,000,000	4,597,640
Broome County Local Development Corp., United Health Services Hospital, Revenue Bonds
Insured: AGM 3.00%, due 4/1/45	9,600,000	9,499,776
Insured: AGM 3.00%, due 4/1/50	6,000,000	5,885,340

	Principal Amount	Value
Medical (continued)
Broome County Local Development Corp., United Health Services Hospital, Revenue Bonds (continued)
Insured: AGM 4.00%, due 4/1/39	$700,000	$804,251
Broome County Local Development Corp., United Health Services Hospital, Revenue Bonds (continued)
Insured: AGM 4.00%, due 4/1/50	4,265,000	4,768,355
Build NYC Resource Corp., The Children’s Aid Society Project, Revenue Bonds
4.00%, due 7/1/44	600,000	671,424
4.00%, due 7/1/49	1,300,000	1,439,360
Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds Series B 5.00%, due 7/1/46	6,000,000	6,687,600
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds
4.00%, due 11/1/31	2,705,000	2,927,189
Series A 4.00%, due 11/1/47	880,000	853,890
Monroe County Industrial Development Corp., Highland Hospital of Rochester, Revenue Bonds 4.00%, due 7/1/40	3,100,000	3,489,236
Monroe County Industrial Development Corp., Rochester General Hospital, Revenue Bonds
4.00%, due 12/1/37	1,000,000	1,091,740
Series A 5.00%, due 12/1/32	540,000	573,728
Series A 5.00%, due 12/1/42	1,000,000	1,051,720
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island, Revenue Bonds 5.00%, due 7/1/34	250,000	276,530
New York State Dormitory Authority, Catholic Health System Obligation Group, Revenue Bonds
Series A 4.00%, due 7/1/45	3,490,000	3,716,326
Series A 5.00%, due 7/1/32	600,000	631,440
Series B 5.00%, due 7/1/32	390,000	410,436

18	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Medical (continued)
New York State Dormitory Authority, Maimonides Medical Center, Revenue Bonds 3.00%, due 2/1/50	$8,000,000	$8,158,240
New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center, Revenue Bonds 4.00%, due 7/1/38	8,500,000	9,937,775
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series A 4.00%, due 8/1/36	5,750,000	6,307,635
Series A 4.00%, due 8/1/37	2,750,000	3,007,208
New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds Series B 5.00%, due 5/1/39	1,500,000	1,566,840
New York State Dormitory Authority, Northwell Health Obligated Group, Revenue Bonds Series B-3 5.00%, due 5/1/48 (d)	5,000,000	5,938,250
New York State Dormitory Authority, NYU Langone Hospital, Revenue Bonds 4.00%, due 7/1/40	1,000,000	1,089,910
New York State Dormitory Authority, Orange Regional Medical Center, Revenue Bonds (b)
5.00%, due 12/1/32	800,000	925,408
5.00%, due 12/1/34	3,500,000	4,017,230
5.00%, due 12/1/35	100,000	111,522
New York State Dormitory Authority, Revenue Bonds
Series A 3.00%, due 7/1/48	750,000	756,000
Series A 4.00%, due 7/1/50	9,830,000	10,951,800
Series A 4.00%, due 7/1/53	5,070,000	5,638,854
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series A, Insured: AGM 3.00%, due 12/1/44	4,150,000	4,232,543
Series A, Insured: AGM 4.00%, due 12/1/32	1,000,000	1,174,470

	Principal Amount	Value
Medical (continued)
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds (continued)
Series A, Insured: AGM 4.00%, due 12/1/33	$1,255,000	$1,466,819
Series A, Insured: AGM 4.00%, due 12/1/34	1,585,000	1,847,587
Series A, Insured: AGM 4.00%, due 12/1/36	1,650,000	1,906,988
Series A, Insured: AGM 4.00%, due 12/1/37	1,155,000	1,330,341
Series A, Insured: AGM 4.00%, due 12/1/38	1,000,000	1,148,040
Series A, Insured: AGM 4.00%, due 12/1/49	4,000,000	4,479,440
Suffolk County Economic Development Corp., Catholic Health Services of Long Island, Revenue Bonds Series C 5.00%, due 7/1/33	250,000	276,935
Westchester County Local Development Corp., Westchester Medical Center, Revenue Bonds 5.00%, due 11/1/46	2,500,000	2,715,775

		140,341,176

Multi-Family Housing 2.3%
New York City Housing Development Corp., Revenue Bonds
Series G-1 3.85%, due 11/1/45	595,000	622,382
Series L-2-A 4.00%, due 5/1/44	5,000,000	5,178,800
New York City NY, Housing Development Corp., 8 Spruce Street Multifamily Mortgage, Revenue Bonds Series D 3.00%, due 2/15/48	7,900,000	8,062,029
New York City NY, Housing Development Corp., Multifamily, Sustainable Neighborhood, Revenue Bonds
Series E-1-A 3.40%, due 11/1/47	3,000,000	3,101,370
Series G-1 3.70%, due 11/1/47	1,000,000	1,048,600
Series I-1 4.05%, due 11/1/41	1,000,000	1,075,290
Series I-1 4.15%, due 11/1/46	3,250,000	3,479,742

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Multi-Family Housing (continued)
New York City NY, Housing Development Corp., Revenue Bonds Series A 5.00%, due 7/1/23	$1,300,000	$1,453,244
Rensselaer NY Housing Authority, Van Rensselaer & Renwyck Apartments, Revenue Bonds 5.00%, due 12/1/47	175,000	191,716

		24,213,173

Nursing Homes 1.3%
Brookhaven NY Local Development Corp., Jefferson’s Ferry Project, Revenue Bonds
Series A 4.00%, due 11/1/55	3,595,000	3,671,789
5.25%, due 11/1/36	1,130,000	1,279,804
Monroe County Industrial Development Corp., St. Ann’s Community Project, Revenue Bonds
5.00%, due 1/1/40	2,500,000	2,598,300
5.00%, due 1/1/50	2,400,000	2,462,928
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 5.00%, due 12/1/45	1,625,000	1,692,356
Suffolk County Economic Development Corp., Peconic Landing Southold, Revenue Bonds
Series A 5.00%, due 12/1/29	175,000	197,652
Series A 5.00%, due 12/1/34	165,000	182,035
Series A 5.00%, due 12/1/40	175,000	190,820
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds 5.00%, due 7/1/44	690,000	728,157
Westchester County Local Development Corp., Miriam Osborn Memorial Home Association, Revenue Bonds
5.00%, due 7/1/27	270,000	306,930
5.00%, due 7/1/28	270,000	306,310
5.00%, due 7/1/29	100,000	113,180
5.00%, due 7/1/34	200,000	223,328

		13,953,589

	Principal Amount	Value
Pollution 0.6%
Development Authority of the North Country, Solid Waste Management System, Revenue Bonds
Insured: AGM 3.25%, due 9/1/39	$550,000	$582,714
Insured: AGM 3.25%, due 9/1/40	570,000	602,045
Insured: AGM 3.25%, due 9/1/42	610,000	640,403
Insured: AGM 3.25%, due 9/1/43	630,000	663,793
Insured: AGM 3.25%, due 9/1/44	650,000	683,683
Insured: AGM 3.375%, due 9/1/38	535,000	575,981
Insured: AGM 3.50%, due 9/1/37	515,000	563,750
Dutchess County Resource Recovery Agency, Solid Waste System, Revenue Bonds (a)
5.00%, due 1/1/25	1,000,000	1,171,660
5.00%, due 1/1/26	1,000,000	1,206,630

		6,690,659

Power 2.0%
Guam Power Authority, Revenue Bonds
Series A 5.00%, due 10/1/33	1,055,000	1,228,484
Series A 5.00%, due 10/1/34	2,000,000	2,095,060
Series A 5.00%, due 10/1/38	2,700,000	3,100,896
Series A 5.00%, due 10/1/40	1,250,000	1,428,700
Long Island Power Authority, Revenue Bonds Series A, Insured: AGM (zero coupon), due 12/1/26	1,500,000	1,391,775
New York Power Authority, Revenue Bonds Series A 4.00%, due 11/15/60	10,000,000	11,340,200
Puerto Rico Electric Power Authority, Revenue Bonds
Series TT, Insured: NATL-RE 5.00%, due 7/1/23	265,000	266,630
Series TT, Insured: NATL-RE 5.00%, due 7/1/26	215,000	216,655

		21,068,400

20	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
School District 1.1%
City of Yonkers NY, Unlimited General Obligation Series B, Insured: BAM 4.00%, due 5/1/39	$2,000,000	$2,299,440
Genesee Valley Central School District at Angelica Belmont, Unlimited General Obligation Insured: AGM 4.00%, due 6/15/30	665,000	692,511
Harrison NY, Central School District, Unlimited General Obligation
Insured: State Aid Withholding 3.50%, due 3/15/44	1,015,000	1,070,713
Insured: State Aid Withholding 3.50%, due 3/15/45	1,055,000	1,110,936
Insured: State Aid Withholding 3.55%, due 3/15/47	1,130,000	1,190,636
Lackawanna School District, Unlimited General Obligation Insured: BAM 4.00%, due 6/15/32	745,000	815,574
Niagara Falls City School District, Unlimited General Obligation Insured: BAM 5.00%, due 6/15/27	960,000	1,195,008
Poughkeepsie NY City School District, Unlimited General Obligation Insured: MAC 3.00%, due 5/1/33	400,000	426,872
West Islip Union Free School District, Limited General Obligation Notes Insured: State Aid Witholding 1.75%, due 6/21/21	2,650,000	2,672,022

		11,473,712

Single Family Housing 0.4%
New York Mortgage Agency, Homeowner Mortgage, Revenue Bonds Series 213 4.25%, due 10/1/47	895,000	993,459
State of New York Mortgage Agency, Revenue Bonds Series 208 4.00%, due 10/1/48	2,735,000	2,972,918

		3,966,377

Tobacco Settlement 3.8%
Chautauqua Tobacco Asset Securitization Corp., Revenue Bonds 5.00%, due 6/1/34	750,000	776,775

	Principal Amount	Value
Tobacco Settlement (continued)
Children’s Trust Fund, Asset-Backed, Revenue Bonds
Series A (zero coupon), due 5/15/50	$2,500,000	$378,175
5.625%, due 5/15/43	2,300,000	2,310,810
Erie County Tobacco Asset Securitization Corp., Revenue Bonds Subseries B (zero coupon), due 6/1/47	18,000,000	3,402,720
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	750,000	750,052
Series A-3 5.125%, due 6/1/46	4,015,000	4,015,482
New York Counties Tobacco Trust IV, Settlement Pass Through, Revenue Bonds
Series A 5.00%, due 6/1/42	1,000,000	1,010,690
Series A 5.00%, due 6/1/45	245,000	247,095
Series A 6.25%, due 6/1/41 (b)	5,000,000	5,092,900
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	1,600,000	566,192
New York Counties Tobacco Trust VI, Tobacco Settlement Pass Through, Revenue Bonds Series B 5.00%, due 6/1/30	135,000	156,042
Niagara Tobacco Asset Securitization Corp., Revenue Bonds 5.25%, due 5/15/40	500,000	524,260
Rockland Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds Series B (zero coupon), due 8/15/50 (b)	13,000,000	1,866,410
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds
Series B 5.25%, due 6/1/37	840,000	868,501
Series B 6.00%, due 6/1/48	1,000,000	1,001,050
Series C 6.625%, due 6/1/44	5,600,000	5,775,840
TSASC, Inc., Revenue Bonds
Series B 5.00%, due 6/1/22	500,000	521,280
Series A 5.00%, due 6/1/41	2,000,000	2,246,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Tobacco Settlement (continued)
TSASC, Inc., Revenue Bonds (continued)
Series B 5.00%, due 6/1/48	$8,390,000	$8,669,723
Westchester Tobacco Asset Securitization, Revenue Bonds Series B 5.00%, due 6/1/41	250,000	287,440

		40,467,437

Transportation 10.6%
Buffalo & Fort Erie Public Bridge Authority, Revenue Bonds 5.00%, due 1/1/42	1,500,000	1,768,515
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series C, Insured: AGM 4.00%, due 11/15/47	10,500,000	11,473,140
Series A-1, Insured: AGM 4.00%, due 11/15/50	6,000,000	6,565,500
Series A-1 4.00%, due 11/15/52	1,460,000	1,461,124
Series A-2 5.00%, due 11/15/27	590,000	636,592
Series C 5.00%, due 11/15/42	2,325,000	2,512,604
Series D1 5.00%, due 11/15/45	2,000,000	2,176,000
Metropolitan Transportation Authority, Revenue Bonds
Series D 4.00%, due 11/15/42	1,230,000	1,232,362
4.00%, due 11/15/45	2,000,000	2,006,560
Series B-1 5.00%, due 5/15/22	5,350,000	5,428,698
Series D 5.00%, due 11/15/29	550,000	599,781
Series B 5.00%, due 11/15/40	2,500,000	2,610,050
Series E-1 5.00%, due 11/15/42	685,000	750,657
MTA Hudson Rail Yards Trust Obligations, Revenue Bonds Series A 5.00%, due 11/15/56	7,205,000	7,827,800
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds Series B, Insured: AGM 4.00%, due 1/1/50	13,500,000	15,118,110

	Principal Amount	Value
Transportation (continued)
New York State Thruway Authority, Revenue Bonds
Series L 4.00%, due 1/1/36	$4,000,000	$4,515,280
Series N 4.00%, due 1/1/47	5,500,000	6,165,555
Port Authority of Guam, Revenue Bonds
Series B 5.00%, due 7/1/36 (a)	625,000	735,031
Series B 5.00%, due 7/1/37 (a)	200,000	234,328
Series A 5.00%, due 7/1/48	1,235,000	1,430,896
Port Authority of New York & New Jersey, Consolidated 218th, Revenue Bonds Series 218 4.00%, due 11/1/47 (a)	5,500,000	6,037,845
Port Authority of New York & New Jersey, Revenue Bonds (a)
Series 214 4.00%, due 9/1/37	2,955,000	3,319,263
Series 214 4.00%, due 9/1/39	4,350,000	4,855,383
Series 214 4.00%, due 9/1/43	2,030,000	2,238,765
Series 178 5.00%, due 12/1/38	1,500,000	1,659,375
Series 207 5.00%, due 9/15/48	2,500,000	2,911,250
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Insured: AGC 5.00%, due 7/1/23	340,000	346,902
Series N, Insured: NATL-RE 5.25%, due 7/1/32	1,010,000	1,052,481
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series A 4.00%, due 11/15/44	1,105,000	1,239,821
Series A 4.00%, due 11/15/54	5,000,000	5,639,200
Series A 5.00%, due 11/15/49	5,000,000	6,017,250
Triborough Bridge & Tunnel Authority, Revenue Bonds Series B 5.00%, due 11/15/45	2,000,000	2,319,940

		112,886,058

22	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utilities 2.0%
Guam Government, Waterworks Authority, Revenue Bonds
5.25%, due 7/1/33	$1,230,000	$1,389,150
5.50%, due 7/1/43	1,725,000	1,959,600
Long Island Power Authority, Revenue Bonds
Series A 4.00%, due 9/1/38	2,000,000	2,300,660
Series A 4.00%, due 9/1/39	2,950,000	3,496,163
Series A 4.00%, due 9/1/40	550,000	646,965
5.00%, due 9/1/37	2,000,000	2,486,900
5.00%, due 9/1/38	1,000,000	1,239,080
5.00%, due 9/1/39	1,000,000	1,234,840
5.00%, due 9/1/42	2,000,000	2,401,960
Series A 5.00%, due 9/1/44	2,000,000	2,279,120
Series B 5.00%, due 9/1/45	1,000,000	1,167,180
Series B 5.00%, due 9/1/46	245,000	290,749

		20,892,367

Water 5.7%
Great Neck North, Water Authority, Revenue Bonds
Series A 4.00%, due 1/1/32	250,000	284,280
Series A 4.00%, due 1/1/33	425,000	480,645
Series A 4.00%, due 1/1/34	250,000	281,670
Guam Government, Waterworks Authority, Revenue Bonds
Series A 5.00%, due 7/1/35	4,000,000	4,396,520
5.00%, due 1/1/46	3,365,000	3,764,796
Series A 5.00%, due 1/1/50	9,975,000	11,936,783
Monroe County Water Authority, Revenue Bonds
3.50%, due 3/1/45	2,000,000	2,230,920
5.00%, due 8/1/37	750,000	810,000
New York City Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds Subseries FF-1 4.00%, due 6/15/49	3,000,000	3,396,990

	Principal Amount	Value
Water (continued)
New York City Water & Sewer System, Second General Resolution, Revenue Bonds
Series AA 4.00%, due 6/15/40	$3,000,000	$3,480,030
Subseries DD-3 4.00%, due 6/15/42	5,000,000	5,802,350
Series DD 5.00%, due 6/15/34	1,000,000	1,115,380
Series AA 5.00%, due 6/15/50	755,000	951,859
Niagara Falls Public Water Authority, Water & Sewer System, Revenue Bonds Series A 5.00%, due 7/15/34	770,000	933,255
Onondaga County Water Authority, Revenue Bonds
Series A 4.00%, due 9/15/34	845,000	1,018,462
Series A 4.00%, due 9/15/35	600,000	718,056
Series A 4.00%, due 9/15/36	1,375,000	1,637,336
Series A 4.00%, due 9/15/37	1,945,000	2,306,284
Series A 4.00%, due 9/15/39	700,000	823,480
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Series A 5.00%, due 7/1/33	1,085,000	1,120,262
Series A 5.25%, due 7/1/24	3,000,000	3,138,750
Series A 5.25%, due 7/1/29	1,000,000	1,042,500
Series A 6.00%, due 7/1/44	585,000	593,775
Saratoga County Water Authority, Revenue Bonds 4.00%, due 9/1/48	4,600,000	5,059,310
Upper Mohawk Valley Regional Water Finance Authority, Green Bond, Revenue Bonds Series A, Insured: AGM 4.00%, due 4/1/46	2,675,000	3,073,816

		60,397,509

Total Long-Term Municipal Bonds (Cost $927,593,305)		963,580,981

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Short-Term Municipal Notes 1.5%
General 0.7%
New York State Dormitory Authority, Revenue Bonds Series 2016-XFT910 0.28%, due 3/15/40 (b)(c)	$8,000,000	$8,000,000

Multi-Family Housing 0.2%
Albany Housing Authority, Nutgrove Garden Apartments Project, Revenue Bonds 0.77%, due 12/1/25 (a)(c)	655,000	655,000
New York State Housing Finance Agency, 160 Madison Avenue, Revenue Bonds Series A 0.12%, due 11/1/46 (c)	1,200,000	1,200,000

		1,855,000

Power 0.4%
Puerto Rico Electric Power Authority, Revenue Bonds Series UU, Insured: AGM 0.671%, due 7/1/29 (c)	5,000,000	4,476,000

Water 0.2%
New York City Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds Subseries A-1 0.11%, due 6/15/44 (c)	2,000,000	2,000,000

Total Short-Term Municipal Notes (Cost $16,552,640)		16,331,000

Total Municipal Bonds (Cost $944,145,945)		979,911,981

	Shares	Value
Closed-End Funds 0.2%
New York 0.2%
BlackRock New York Municipal Fund	12,234	$167,606
Eaton Vance New York Municipal Bond Fund	13,241	153,463
Nuveen New York AMT-Free Quality Municipal Income Fund	100,000	1,280,000

Total Closed-End Funds (Cost $1,685,633)		1,601,069

Total Investments (Cost $945,831,578)	92.6%	981,513,050
Other Assets, Less Liabilities	7.4	78,426,412
Net Assets	100.0%	$1,059,939,462

†	Percentages indicated are based on Fund net assets.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

(d)	Floating rate—Rate shown was the rate in effect as of October 31, 2020.

Futures Contracts

As of October 31, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Short Contracts
United States Treasury Long Bond	(14)	December 2020	$(2,462,983)	$(2,414,563)	$48,420

1.	As of October 31, 2020, cash in the amount of $65,800 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2020.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

MAC—Municipal Assurance Corp.

NATL-RE—National Public Finance Guarantee Corp.

24	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$—	$963,580,981	$—	$963,580,981
Short-Term Municipal Notes	—	16,331,000	—	16,331,000

Total Municipal Bonds	—	979,911,981	—	979,911,981

Closed-End Funds	1,601,069	—	—	1,601,069

Total Investments in Securities	1,601,069	979,911,981	—	981,513,050

Other Financial Instruments
Futures Contracts (b)	48,420	—	—	48,420

Total Investments in Securities and Other Financial Instruments	$1,649,489	$979,911,981	$—	$981,561,470

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in securities, at value (identified cost $945,831,578)	$981,513,050
Cash	77,185,092
Cash collateral on deposit at broker for futures contracts	65,800
Receivables:
Dividends and interest	11,632,516
Fund shares sold	3,011,972
Variation margin on futures contracts	5,249
Other assets	16,240

Total assets	1,073,429,919

Liabilities
Payables:
Investment securities purchased	10,136,842
Fund shares redeemed	2,205,271
Manager (See Note 3)	375,977
NYLIFE Distributors (See Note 3)	189,520
Transfer agent (See Note 3)	45,606
Professional fees	32,560
Shareholder communication	17,456
Custodian	5,070
Trustees	1,322
Accrued expenses	1,753
Dividend payable	479,080

Total liabilities	13,490,457

Net assets	$1,059,939,462

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$99,704
Additional paid-in capital	1,050,181,233

1,050,280,937
Total distributable earnings (loss)	9,658,525

Net assets	$1,059,939,462

Class A
Net assets applicable to outstanding shares	$688,870,256

Shares of beneficial interest outstanding	64,804,574

Net asset value per share outstanding	$10.63
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.13

Investor Class
Net assets applicable to outstanding shares	$414,055

Shares of beneficial interest outstanding	38,944

Net asset value per share outstanding	$10.63
Maximum sales charge (4.00% of offering price)	0.44

Maximum offering price per share outstanding	$11.07

Class C
Net assets applicable to outstanding shares	$107,117,008

Shares of beneficial interest outstanding	10,075,477

Net asset value and offering price per share outstanding	$10.63

Class C2
Net assets applicable to outstanding shares	$315,153

Shares of beneficial interest outstanding	29,653

Net asset value and offering price per share outstanding	$10.63

Class I
Net assets applicable to outstanding shares	$261,818,888

Shares of beneficial interest outstanding	24,623,240

Net asset value and offering price per share outstanding	$10.63

Class R6
Net assets applicable to outstanding shares	$1,404,102

Shares of beneficial interest outstanding	132,043

Net asset value and offering price per share outstanding	$10.63

26	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Interest	$27,268,231
Dividends	69,549
Other	158

Total income	27,337,938

Expenses
Manager (See Note 3)	4,360,948
Distribution/Service—Class A (See Note 3)	1,384,313
Distribution/Service—Investor Class (See Note 3)	1,170
Distribution/Service—Class C (See Note 3)	511,529
Distribution/Service—Class C2 (See Note 3)	118
Transfer agent (See Note 3)	230,316
Professional fees	120,855
Custodian	31,545
Shareholder communication	30,092
Registration	22,238
Trustees	20,715
Miscellaneous	37,410

Total expenses before waiver/reimbursement	6,751,249
Expense waiver/reimbursement from Manager (See Note 3)	(474,203)

Net expenses	6,277,046

Net investment income (loss)	21,060,892

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(9,147,812)
Futures transactions	(1,439,613)

Net realized gain (loss)	(10,587,425)

Net change in unrealized appreciation (depreciation) on:
Investments	5,753,868
Futures contracts	(225,714)

Net change in unrealized appreciation (depreciation)	5,528,154

Net realized and unrealized gain (loss)	(5,059,271)

Net increase (decrease) in net assets resulting from operations	$16,001,621

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$21,060,892	$16,843,122
Net realized gain (loss)	(10,587,425)	(1,695,444)
Net change in unrealized appreciation (depreciation)	5,528,154	28,751,721

Net increase (decrease) in net assets resulting from operations	16,001,621	43,899,399

Distributions to shareholders:
Class A	(15,380,566)	(9,358,147)
Investor Class	(13,031)	(12,311)
Class C	(2,583,964)	(1,884,422)
Class C2	(326)	—
Class I	(6,515,603)	(5,614,212)
Class R6	(31,548)	—

Total distributions to shareholders	(24,525,038)	(16,869,092)

Capital share transactions:
Net proceeds from sale of shares	552,007,801	455,648,200
Net asset value of shares issued to shareholders in reinvestment of distributions	19,254,510	12,987,013
Cost of shares redeemed	(217,517,858)	(203,228,740)

Increase (decrease) in net assets derived from capital share transactions	353,744,453	265,406,473

Net increase (decrease) in net assets	345,221,036	292,436,780

Net Assets
Beginning of year	714,718,426	422,281,646

End of year	$1,059,939,462	$714,718,426

28	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020		2019		2018	2017	2016

Net asset value at beginning of year	$10.68		$10.12		$10.34	$10.58	$10.33

Net investment income (loss)	0.29		0.32		0.34	0.36	0.36

Net realized and unrealized gain (loss) on investments	(0.04)		0.56		(0.22)	(0.24)	0.25

Total from investment operations	0.25		0.88		0.12	0.12	0.61

Less distributions:

From net investment income	(0.30)		(0.32)		(0.34)	(0.36)	(0.36)

Net asset value at end of year	$10.63		$10.68		$10.12	$10.34	$10.58

Total investment return (a)	2.35%		8.84%		1.17%	1.23%	5.95%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.38%		3.00%		3.31%	3.50%	3.33%

Net expenses (b)	0.75%		0.75%		0.75%	0.75%	0.75%

Expenses (before waiver/reimbursement) (b)	0.80%		0.82%		0.82%	0.83%	0.85%

Portfolio turnover rate	29	%(c)	28	%(c)	33%	30%	28%

Net assets at end of year (in 000’s)	$688,870		$462,499		$186,579	$148,823	$120,368

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

	Year ended October 31,

Investor Class	2020		2019		2018	2017	2016

Net asset value at beginning of year	$10.68		$10.13		$10.34	$10.59	$10.33

Net investment income (loss)	0.25		0.32		0.34	0.36	0.36

Net realized and unrealized gain (loss) on investments	0.00	‡	0.55		(0.21)	(0.25)	0.26

Total from investment operations	0.25		0.87		0.13	0.11	0.62

Less distributions:

From net investment income	(0.30)		(0.32)		(0.34)	(0.36)	(0.36)

Net asset value at end of year	$10.63		$10.68		$10.13	$10.34	$10.59

Total investment return (a)	2.33%		8.72%		1.25%	1.10%	6.02%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.39%		3.06%		3.29%	3.48%	3.33%

Net expenses (b)	0.77%		0.77%		0.78%	0.79%	0.79%

Expenses (before waiver/reimbursement) (b)	0.82%		0.84%		0.85%	0.87%	0.89%

Portfolio turnover rate	29	%(c)	28	%(c)	33%	30%	28%

Net assets at end of year (in 000’s)	$414		$463		$385	$356	$334

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class C	2020		2019		2018	2017	2016

Net asset value at beginning of year	$10.68		$10.12		$10.34	$10.59	$10.34

Net investment income (loss)	0.24		0.30		0.31	0.33	0.33

Net realized and unrealized gain (loss) on investments	(0.02)		0.56		(0.22)	(0.25)	0.25

Total from investment operations	0.22		0.86		0.09	0.08	0.58

Less distributions:

From net investment income	(0.27)		(0.30)		(0.31)	(0.33)	(0.33)

Net asset value at end of year	$10.63		$10.68		$10.12	$10.34	$10.59

Total investment return (a)	2.08%		8.55%		0.90%	0.85%	5.65%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.13%		2.77%		3.04%	3.23%	3.04%

Net expenses (b)	1.02%		1.02%		1.03%	1.03%	1.04%

Expenses (before waiver/reimbursement) (b)	1.07%		1.09%		1.10%	1.11%	1.14%

Portfolio turnover rate	29	%(c)	28	%(c)	33%	30%	28%

Net assets at end of year (in 000’s)	$107,117		$90,553		$54,258	$45,547	$43,644

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

Class C2	August 31, 2020^ through October 31, 2020

Net asset value at beginning of period	$10.72

Net investment income (loss)	0.04

Net realized and unrealized gain (loss) on investments	(0.09)

Total from investment operations	(0.05)

Less distributions:

From net investment income	(0.04)

Net asset value at end of period	$10.63

Total investment return (a)	(0.50%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	1.32%

Net expenses †† (b)	1.17%

Expenses (before waiver/reimbursement) †† (b)	1.22%

Portfolio turnover rate (c)	29%

Net assets at end of period (in 000’s)	$315

^	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

30	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020		2019		2018	2017	2016

Net asset value at beginning of year	$10.68		$10.13		$10.34	$10.59	$10.34

Net investment income (loss)	0.32		0.35		0.37	0.39	0.39

Net realized and unrealized gain (loss) on investments	(0.05)		0.55		(0.21)	(0.25)	0.25

Total from investment operations	0.27		0.90		0.16	0.14	0.64

Less distributions:

From net investment income	(0.32)		(0.35)		(0.37)	(0.39)	(0.39)

Net asset value at end of year	$10.63		$10.68		$10.13	$10.34	$10.59

Total investment return (a)	2.61%		9.01%		1.53%	1.39%	6.22%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.64%		3.37%		3.54%	3.76%	3.61%

Net expenses (b)	0.50%		0.50%		0.50%	0.50%	0.50%

Expenses (before waiver/reimbursement) (b)	0.55%		0.57%		0.57%	0.58%	0.60%

Portfolio turnover rate	29	%(c)	28	%(c)	33%	30%	28%

Net assets at end of year (in 000’s)	$261,819		$161,203		$181,059	$62,078	$53,894

(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

Class R6	November 1, 2019^ through October 31, 2020

Net asset value at beginning of period	$10.69

Net investment income (loss)	0.29

Net realized and unrealized gain (loss) on investments	(0.03)

Total from investment operations	0.26

Less distributions:

From net investment income	(0.32)

Net asset value at end of period	$10.63

Total investment return (a)	2.60%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.39%

Net expenses (b)	0.48%

Expenses (before waiver/reimbursement) (b)	0.54%

Portfolio turnover rate (c)	29%

Net assets at end of period (in 000’s)	$1,404

^	Inception date.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay New York Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares commenced operation on May 14, 2012. Class R6 shares commenced operations on November 1, 2019. Class C2 shares commenced operations on August 31, 2020. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of October 31, 2020, SIMPLE Class shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares based on a shareholder’s account balance as described in the Fund’s prospectus. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

32	MainStay MacKay New York Tax Free Opportunities Fund

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020 were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker(s) selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

In calculating NAV, each closed end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by

33

Notes to Financial Statements (continued)

independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

34	MainStay MacKay New York Tax Free Opportunities Fund

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of October 31, 2020, are shown in the Portfolio of Investments.

(H)  Municipal Bond Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits or declines in tax revenue and other financial difficulties, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from Covid-19 on the Commonwealth’s finances, the Federal Oversight and Management Board or the Commonwealth could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board is changing significantly due to existing members either stepping down or being replaced as the current board’s term has expired. There is no assurance that newly appointed board members will approve the restructuring agreements the prior board had negotiated.

The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2020, 57.9% of the Puerto Rico municipal securities held by the Fund were insured.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2020:

Asset Derivatives	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$48,420	$48,420

Total Fair Value	$48,420	$48,420

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

35

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total

Futures Contracts	$(1,439,613)	$(1,439,613)

Total Net Realized Gain (Loss)	$(1,439,613)	$(1,439,613)

Net Change in Unrealized Appreciation (Depreciation) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(225,714)	$(225,714)

Total Net Change in Unrealized Appreciation (Depreciation)	$(225,714)	$(225,714)

Average Notional Amount	Interest Rate Contracts Risk	Total

Futures Contracts Short	$(13,177,172)	$(13,177,172)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Effective February 28, 2020, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion and 0.48% in excess of $1 billion. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed the Fund’s average daily net assets as follows: 0.45% up to $1 billion and 0.43% in excess of $1 billion. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Prior to February 28, 2020, pursuant to the Management Agreement, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments had contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets.

During the year ended October 31, 2020, the effective management fee rate was 0.50% of the Fund’s average daily net assets (exclusive of any applicable waivers/reimbursements).

New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C, Class C2 and Class I shares. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $4,360,948 and waived fees and/or reimbursed expenses in the amount of $474,203 and paid the Subadvisor fees in the amount of $1,943,373.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A

36	MainStay MacKay New York Tax Free Opportunities Fund

and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plans, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.65%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $16,328 and $481, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2020, of $173,451 and $25,656, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021 for Class C2 shares and February 28, 2021 for all other share classes, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived
Class A	$135,345	$—
Investor Class	193	—
Class C	42,157	—
Class C2	7	—
Class I	52,573	—
Class R6	41	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class C2	$24,836	7.9%
Class R6	25,565	1.8

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$948,860,034	$39,437,660	$(6,784,644)	$32,653,016

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$460,318	$(18,147,524)	$(479,080)	$27,824,811	$9,658,525

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative bond amortization adjustment. The other temporary differences are primarily due to dividends payable.

As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $18,147,524 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$12,005	$6,143

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$388,295	$150,332
Exempt Interest Dividends	24,136,743	16,718,760
Total	$24,525,038	$16,869,092

37

Notes to Financial Statements (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $512,486 and $238,426, respectively.

The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the year ended October 31, 2020, such purchases were $714.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	32,818,972	$350,186,364
Shares issued to shareholders in reinvestment of distributions	1,231,988	13,097,173
Shares redeemed	(12,530,922)	(130,616,440)

Net increase (decrease) in shares outstanding before conversion	21,520,038	232,667,097
Shares converted into Class A (See Note 1)	18,314	194,381
Shares converted from Class A (See Note 1)	(38,924)	(406,838)

Net increase (decrease)	21,499,428	$232,454,640

Year ended October 31, 2019:
Shares sold	30,142,078	$316,606,464
Shares issued to shareholders in reinvestment of distributions	738,756	7,786,608
Shares redeemed	(6,005,604)	(63,002,349)

Net increase (decrease) in shares outstanding before conversion	24,875,230	261,390,723
Shares converted into Class A (See Note 1)	11,337	118,231
Shares converted from Class A (See Note 1)	(11,880)	(127,392)

Net increase (decrease)	24,874,687	$261,381,562

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	30,793	$329,132
Shares issued to shareholders in reinvestment of distributions	1,137	12,082
Shares redeemed	(19,670)	(209,366)

Net increase (decrease) in shares outstanding before conversion	12,260	131,848
Shares converted into Investor Class (See Note 1)	108	1,102
Shares converted from Investor Class (See Note 1)	(16,815)	(178,343)

Net increase (decrease)	(4,447)	$(45,393)

Year ended October 31, 2019:
Shares sold	15,808	$166,338
Shares issued to shareholders in reinvestment of distributions	1,090	11,427
Shares redeemed	(4,974)	(51,931)

Net increase (decrease) in shares outstanding before conversion	11,924	125,834
Shares converted into Investor Class (See Note 1)	4,815	50,778
Shares converted from Investor Class (See Note 1)	(11,331)	(118,231)

Net increase (decrease)	5,408	$58,381

38	MainStay MacKay New York Tax Free Opportunities Fund

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	3,464,848	$37,021,349
Shares issued to shareholders in reinvestment of distributions	165,339	1,756,947
Shares redeemed	(2,022,224)	(21,378,963)

Net increase (decrease) in shares outstanding before conversion	1,607,963	17,399,333
Shares converted from Class C (See Note 1)	(9,813)	(104,698)

Net increase (decrease)	1,598,150	$17,294,635

Year ended October 31, 2019:
Shares sold	4,156,461	$43,764,145
Shares issued to shareholders in reinvestment of distributions	109,137	1,146,967
Shares redeemed	(1,146,376)	(11,964,420)

Net increase (decrease) in shares outstanding before conversion	3,119,222	32,946,692
Shares converted from Class C (See Note 1)	(845)	(8,727)

Net increase (decrease)	3,118,377	$32,937,965

Class C2	Shares	Amount

Period ended October 31, 2020 (a):
Shares sold	29,644	$314,957
Shares issued to shareholders in reinvestment of distributions	31	326
Shares redeemed	(22)	(229)

Net increase (decrease)	29,653	$315,054

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	15,326,954	$162,719,376
Shares issued to shareholders in reinvestment of distributions	409,861	4,356,434
Shares redeemed	(6,249,028)	(65,266,661)

Net increase in shares outstanding before conversion	9,487,787	101,809,149
Shares converted into Class I (See Note 1)	47,130	494,396

Net increase (decrease)	9,534,917	$102,303,545

Year ended October 31, 2019:
Shares sold	9,125,184	$95,111,253
Shares issued to shareholders in reinvestment of distributions	387,477	4,042,011
Shares redeemed	(12,313,834)	(128,210,040)

Net increase (decrease) in shares outstanding before conversion	(2,801,173)	(29,056,776)
Shares converted into Class I (See Note 1)	7,902	85,341

Net increase (decrease)	(2,793,271)	$(28,971,435)

Class R6	Shares	Amount

Year ended October 31, 2020 (b):
Shares sold	133,535	$1,436,623
Shares issued to shareholders in reinvestment of distributions	2,976	31,548
Shares redeemed	(4,468)	(46,199)

Net increase (decrease)	132,043	$1,421,972

(a)	The inception date of the class was August 31, 2020.

(b)	The inception date of the class was November 1, 2019.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

39

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay New York Tax Free Opportunities Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the

U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

40	MainStay MacKay New York Tax Free Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2020, the Fund designated approximately $1,087 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For Federal individual income tax purposes, the Fund designated 98.4% of the ordinary income dividends paid during its fiscal year ended October 31, 2020 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

41

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

42	MainStay MacKay New York Tax Free Opportunities Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

43

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

44	MainStay MacKay New York Tax Free Opportunities Fund

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

45

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1716276 MS203-20	MSNTF11-12/20 (NYLIM) NL222

MainStay MacKay S&P 500 Index Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 1.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	5.93 9.21%	10.46 11.13%	12.05 12.39%	0.54 0.54%
Investor Class Shares[3,4]	Maximum 1% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	5.76 9.03	10.30 10.98	11.92 12.26	0.89 0.89
Class I Shares	No Sales Charge		1/2/1991	9.47	11.40	12.67	0.29
SIMPLE Class Shares	No Sales Charge		8/31/2020	–6.51	N/A	N/A	1.14

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to March 19, 2020, the maximum initial sales charge for Class A Shares and Investor Class Shares was 3%, which is reflected in the average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 1.5%, which is reflected in the average annual total return figures shown.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[4]	9.71%	11.71%	13.01%
Morningstar Large Blend Category Average[5]	6.30	9.64	11.28

4.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay S&P 500 Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,130.00	$2.89	$1,022.42	$2.75	0.54%

Investor Class Shares	$1,000.00	$1,129.00	$3.75	$1,021.62	$3.56	0.70%

Class I Shares	$1,000.00	$1,131.40	$1.55	$1,023.68	$1.48	0.29%

SIMPLE Class Shares[3,4]	$1,000.00	$934.90	$1.53	$1,006.75	$1.59	0.95%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was August 31, 2020.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2020. Had these shares been offered for the full six-month period ended October 31, 2020, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.82 for SIMPLE Class shares and the ending account value would have been $1,020.36 for SIMPLE Class shares.

7

Industry Composition as of October 31, 2020 (Unaudited)

Software	9.0%

Technology Hardware, Storage & Peripherals	6.7

Interactive Media & Services	5.9

IT Services	5.3

Internet & Direct Marketing Retail	5.2

Semiconductors & Semiconductor Equipment	5.0

Health Care Equipment & Supplies	4.0

Pharmaceuticals	4.0

Banks	3.4

Capital Markets	2.6

Health Care Providers & Services	2.6

Equity Real Estate Investment Trusts	2.5

Specialty Retail	2.4

Biotechnology	2.0

Electric Utilities	2.0

Entertainment	2.0

Chemicals	1.8

Household Products	1.8

Insurance	1.8

Oil, Gas & Consumable Fuels	1.8

Machinery	1.7

Beverages	1.6

Diversified Telecommunication Services	1.6

Food & Staples Retailing	1.6

Hotels, Restaurants & Leisure	1.6

Aerospace & Defense	1.5

Diversified Financial Services	1.5

Life Sciences Tools & Services	1.3

Media	1.3

Food Products	1.1

Industrial Conglomerates	1.1

Multi-Utilities	1.0

Road & Rail	1.0

Communications Equipment	0.8%

Air Freight & Logistics	0.7

Textiles, Apparel & Luxury Goods	0.7

Tobacco	0.7

Electronic Equipment, Instruments & Components	0.6

Building Products	0.5

Consumer Finance	0.5

Electrical Equipment	0.5

Multiline Retail	0.5

Commercial Services & Supplies	0.4

Containers & Packaging	0.4

Household Durables	0.4

Automobiles	0.3

Metals & Mining	0.3

Professional Services	0.3

Airlines	0.2

Energy Equipment & Services	0.2

Personal Products	0.2

Trading Companies & Distributors	0.2

Wireless Telecommunication Services	0.2

Auto Components	0.1

Construction & Engineering	0.1

Construction Materials	0.1

Distributors	0.1

Health Care Technology	0.1

Independent Power & Renewable Electricity Producers	0.1

Real Estate Management & Development	0.1

Water Utilities	0.1

Gas Utilities	0.0	‡

Leisure Products	0.0	‡

Short-Term Investments	1.2
Other Assets, Less Liabilities	–0.3

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2020 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	Berkshire Hathaway, Inc., Class B

7.	Johnson & Johnson

8.	Procter & Gamble Co.

9.	NVIDIA Corp.

10.	Visa, Inc., Class A

8	MainStay MacKay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Francis J. Ok and Lee Baker of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay S&P 500 Index Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay MacKay S&P 500 Index Fund returned 9.47%, underperforming the 9.71% return of the Fund’s primary benchmark, the S&P 500® Index. Over the same period, Class I shares outperformed the 6.30% return of the Morningstar Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Although the Fund seeks investment results that correspond to the total return performance of common stocks in the aggregate, as represented by the S&P 500® Index (the “Index”), the Fund’s relative performance will typically lag that of the Index, as it did during the reporting period, because the Fund incurs operating expenses that the Index does not.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The strongest performing S&P 500® industry groups during the reporting period in terms of total returns included technology hardware, storage & peripherals; Internet & direct marketing retail; and metals & mining. During the same period, the industry groups with the lowest total returns included energy equipment & services; oil, gas & consumable fuels; and airlines.

During the reporting period, which S&P 500® industries made the strongest positive contributions to the Fund’s absolute performance and which industries made the weakest contributions?

The industry groups that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were technology hardware, storage & peripherals; software; and Internet & direct marketing retail. (Contributions take weightings and total returns into account.) During the same period, the industry groups that made the weakest contributions to the Fund’s absolute performance included banks; oil, gas & consumable fuels; and aerospace & defense.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

The S&P 500® stocks producing the highest total returns during the reporting period included NVIDIA, Advanced Micro Devices and L Brands. Conversely, the S&P® 500 stocks with the lowest total returns over the same period were Occidental Petroleum Corporation, Coty and TechnipFMC.

During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

The strongest positive contributors to the Fund’s absolute performance during the reporting period were Apple, Amazon.com and Microsoft. During the same period, the S&P 500® stocks that made the weakest contributions to the Fund’s absolute performance were Exxon Mobil, Wells Fargo & Company and Boeing.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 23 additions and 23 deletions in the S&P 500® Index.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2020

	Shares	Value
Common Stocks 99.1%†
Aerospace & Defense 1.5%
Boeing Co.	21,208	$3,062,223
General Dynamics Corp.	9,290	1,220,056
Howmet Aerospace, Inc.	15,690	270,652
Huntington Ingalls Industries, Inc.	1,618	238,623
L3Harris Technologies, Inc.	8,642	1,392,313
Lockheed Martin Corp.	9,833	3,442,828
Northrop Grumman Corp.	6,198	1,796,304
Raytheon Technologies Corp.	61,062	3,316,888
Teledyne Technologies, Inc. (a)	1,474	455,687
Textron, Inc.	9,115	326,317
TransDigm Group, Inc.	2,166	1,034,070

		16,555,961

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	5,389	476,549
Expeditors International of Washington, Inc.	6,701	592,167
FedEx Corp.	9,635	2,499,994
United Parcel Service, Inc., Class B	28,263	4,440,400

		8,009,110

Airlines 0.2%
Alaska Air Group, Inc.	4,942	187,252
American Airlines Group, Inc. (b)	20,328	229,300
Delta Air Lines, Inc.	25,496	781,198
Southwest Airlines Co.	23,578	932,038
United Airlines Holdings, Inc. (a)	11,631	393,826

		2,523,614

Auto Components 0.1%
Aptiv PLC	10,793	1,041,416
BorgWarner, Inc.	9,770	341,755

		1,383,171

Automobiles 0.3%
Ford Motor Co.	156,190	1,207,349
General Motors Co.	50,339	1,738,205

		2,945,554

Banks 3.4%
Bank of America Corp.	304,758	7,222,765
Citigroup, Inc.	83,215	3,446,765
Citizens Financial Group, Inc.	17,061	464,912
Comerica, Inc.	5,558	252,944
Fifth Third Bancorp	28,469	661,050
First Republic Bank	6,880	867,843
Huntington Bancshares, Inc.	40,664	424,532
JPMorgan Chase & Co.	121,817	11,942,939
KeyCorp	39,012	506,376
M&T Bank Corp.	5,127	531,055
People’s United Financial, Inc.	16,979	181,166
PNC Financial Services Group, Inc.	16,968	1,898,380
Regions Financial Corp.	38,379	510,441

	Shares	Value
Banks (continued)
SVB Financial Group (a)	2,069	$601,458
Truist Financial Corp.	53,866	2,268,836
U.S. Bancorp	54,793	2,134,187
Wells Fargo & Co.	164,684	3,532,472
Zions Bancorp., N.A.	6,555	211,530

		37,659,651

Beverages 1.6%
Brown-Forman Corp., Class B	7,296	508,604
Coca-Cola Co.	154,525	7,426,472
Constellation Brands, Inc., Class A	6,716	1,109,685
Molson Coors Beverage Co., Class B	7,517	265,049
Monster Beverage Corp. (a)	14,757	1,129,944
PepsiCo., Inc.	55,346	7,377,068

		17,816,822

Biotechnology 2.0%
AbbVie, Inc.	70,543	6,003,209
Alexion Pharmaceuticals, Inc. (a)	8,760	1,008,627
Amgen, Inc.	23,411	5,078,782
Biogen, Inc. (a)	6,328	1,595,099
Gilead Sciences, Inc.	50,113	2,914,071
Incyte Corp. (a)	7,430	643,735
Regeneron Pharmaceuticals, Inc. (a)	4,179	2,271,537
Vertex Pharmaceuticals, Inc. (a)	10,411	2,169,236

		21,684,296

Building Products 0.5%
A.O. Smith Corp.	5,411	279,695
Allegion PLC	3,687	363,169
Carrier Global Corp.	32,544	1,086,644
Fortune Brands Home & Security, Inc.	5,522	446,564
Johnson Controls International PLC	29,741	1,255,368
Masco Corp.	10,453	560,281
Trane Technologies PLC	9,567	1,270,019

		5,261,740

Capital Markets 2.6%
Ameriprise Financial, Inc.	4,808	773,271
Bank of New York Mellon Corp.	32,577	1,119,346
BlackRock, Inc.	5,668	3,396,322
Cboe Global Markets, Inc.	4,347	353,368
Charles Schwab Corp.	59,187	2,433,178
CME Group, Inc.	14,334	2,160,420
Franklin Resources, Inc.	10,692	200,475
Goldman Sachs Group, Inc.	13,753	2,599,867
Intercontinental Exchange, Inc.	22,433	2,117,675
Invesco, Ltd.	15,050	197,306
MarketAxess Holdings, Inc.	1,517	817,435
Moody’s Corp.	6,452	1,696,231
Morgan Stanley	57,117	2,750,184
MSCI, Inc.	3,343	1,169,515
Nasdaq, Inc.	4,595	555,949

10	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Northern Trust Corp.	8,318	$651,050
Raymond James Financial, Inc.	4,880	373,027
S&P Global, Inc.	9,633	3,108,858
State Street Corp.	14,086	829,665
T. Rowe Price Group, Inc.	9,073	1,149,186

		28,452,328

Chemicals 1.8%
Air Products & Chemicals, Inc.	8,829	2,438,923
Albemarle Corp.	4,252	396,329
Celanese Corp.	4,728	536,675
CF Industries Holdings, Inc.	8,549	236,038
Corteva, Inc.	29,921	986,795
Dow, Inc.	29,624	1,347,596
DuPont de Nemours, Inc.	29,332	1,668,404
Eastman Chemical Co.	5,410	437,344
Ecolab, Inc.	9,924	1,821,947
FMC Corp.	5,179	532,090
International Flavors & Fragrances, Inc. (b)	4,274	438,769
Linde PLC	20,999	4,626,920
LyondellBasell Industries N.V., Class A	10,275	703,324
Mosaic Co.	13,789	255,097
PPG Industries, Inc.	9,433	1,223,649
Sherwin-Williams Co.	3,275	2,253,134

		19,903,034

Commercial Services & Supplies 0.4%
Cintas Corp.	3,475	1,093,061
Copart, Inc. (a)	8,258	911,353
Republic Services, Inc.	8,402	740,804
Rollins, Inc.	5,895	341,026
Waste Management, Inc.	15,535	1,676,382

		4,762,626

Communications Equipment 0.8%
Arista Networks, Inc. (a)	2,188	457,073
Cisco Systems, Inc.	169,216	6,074,855
F5 Networks, Inc. (a)	2,445	325,038
Juniper Networks, Inc.	13,261	261,507
Motorola Solutions, Inc.	6,787	1,072,753

		8,191,226

Construction & Engineering 0.1%
Jacobs Engineering Group, Inc.	5,205	494,475
Quanta Services, Inc.	5,517	344,426

		838,901

Construction Materials 0.1%
Martin Marietta Materials, Inc.	2,489	662,945
Vulcan Materials Co.	5,294	766,783

		1,429,728

	Shares	Value
Consumer Finance 0.5%
American Express Co.	26,069	$2,378,536
Capital One Financial Corp.	18,252	1,333,856
Discover Financial Services	12,248	796,242
Synchrony Financial	21,701	542,959

		5,051,593

Containers & Packaging 0.4%
Amcor PLC	62,695	653,909
Avery Dennison Corp.	3,336	461,669
Ball Corp.	13,053	1,161,717
International Paper Co.	15,712	687,400
Packaging Corp. of America	3,791	434,032
Sealed Air Corp.	6,223	246,368
Westrock Co.	10,378	389,694

		4,034,789

Distributors 0.1%
Genuine Parts Co.	5,766	521,419
LKQ Corp. (a)	11,190	357,968
Pool Corp.	1,602	560,428

		1,439,815

Diversified Financial Services 1.5%
Berkshire Hathaway, Inc., Class B (a)	79,232	15,996,941

Diversified Telecommunication Services 1.6%
AT&T, Inc.	284,796	7,695,188
CenturyLink, Inc.	39,483	340,343
Verizon Communications, Inc.	165,404	9,426,374

		17,461,905

Electric Utilities 2.0%
Alliant Energy Corp.	9,978	551,584
American Electric Power Co., Inc.	19,832	1,783,492
Duke Energy Corp.	29,396	2,707,665
Edison International	15,118	847,213
Entergy Corp.	8,003	810,064
Evergy, Inc.	9,067	500,498
Eversource Energy	13,697	1,195,337
Exelon Corp.	38,952	1,553,795
FirstEnergy Corp.	21,669	644,003
NextEra Energy, Inc.	78,288	5,731,464
NRG Energy, Inc.	9,759	308,580
Pinnacle West Capital Corp.	4,499	366,983
PPL Corp.	30,730	845,075
Southern Co.	42,215	2,425,252
Xcel Energy, Inc.	20,999	1,470,560

		21,741,565

Electrical Equipment 0.5%
AMETEK, Inc.	9,179	901,378
Eaton Corp. PLC	15,992	1,659,809
Emerson Electric Co.	23,887	1,547,639

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Electrical Equipment (continued)
Rockwell Automation, Inc.	4,635	$1,099,051

		5,207,877

Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	11,926	1,345,730
CDW Corp.	5,702	699,065
Corning, Inc.	30,416	972,400
FLIR Systems, Inc.	5,241	181,810
IPG Photonics Corp. (a)	1,426	265,179
Keysight Technologies, Inc. (a)	7,480	784,428
TE Connectivity, Ltd.	13,192	1,278,041
Vontier Corp. (a)	5,389	154,880
Zebra Technologies Corp., Class A (a)	2,132	604,720

		6,286,253

Energy Equipment & Services 0.2%
Baker Hughes Co.	26,234	387,476
Halliburton Co.	35,114	423,475
National Oilwell Varco, Inc.	15,520	130,368
Schlumberger N.V.	55,484	828,931
TechnipFMC PLC	16,883	93,363

		1,863,613

Entertainment 2.0%
Activision Blizzard, Inc.	30,853	2,336,498
Electronic Arts, Inc. (a)	11,543	1,383,198
Live Nation Entertainment, Inc. (a)	5,681	277,233
Netflix, Inc. (a)	17,628	8,386,345
Take-Two Interactive Software, Inc. (a)	4,570	707,984
Walt Disney Co.	72,230	8,757,887

		21,849,145

Equity Real Estate Investment Trusts 2.5%
Alexandria Real Estate Equities, Inc.	4,688	710,326
American Tower Corp.	17,730	4,071,694
Apartment Investment & Management Co., Class A	5,950	189,805
AvalonBay Communities, Inc.	5,626	782,745
Boston Properties, Inc.	5,661	409,913
Crown Castle International Corp.	16,775	2,620,255
Digital Realty Trust, Inc.	10,752	1,551,514
Duke Realty Corp.	14,811	562,670
Equinix, Inc.	3,540	2,588,590
Equity Residential	13,687	643,015
Essex Property Trust, Inc.	2,606	533,162
Extra Space Storage, Inc.	5,160	598,302
Federal Realty Investment Trust	2,752	189,283
Healthpeak Properties, Inc.	21,518	580,340
Host Hotels & Resorts, Inc.	28,190	295,431
Iron Mountain, Inc.	11,518	300,159
Kimco Realty Corp.	17,288	177,375
Mid-America Apartment Communities, Inc.	4,571	533,116

	Shares	Value
Equity Real Estate Investment Trusts (continued)
Prologis, Inc.	29,530	$2,929,376
Public Storage	6,078	1,392,287
Realty Income Corp.	13,791	797,947
Regency Centers Corp.	6,306	224,431
SBA Communications Corp.	4,474	1,299,115
Simon Property Group, Inc.	12,227	767,978
SL Green Realty Corp.	2,928	125,348
UDR, Inc.	11,794	368,445
Ventas, Inc.	14,912	588,577
Vornado Realty Trust	6,265	192,523
Welltower, Inc.	16,681	896,937
Weyerhaeuser Co.	29,829	814,033

		27,734,692

Food & Staples Retailing 1.6%
Costco Wholesale Corp.	17,648	6,311,278
Kroger Co.	31,095	1,001,570
Sysco Corp.	20,327	1,124,286
Walgreens Boots Alliance, Inc.	28,748	978,582
Walmart, Inc.	55,502	7,700,903

		17,116,619

Food Products 1.1%
Archer-Daniels-Midland Co.	22,210	1,026,991
Campbell Soup Co.	8,092	377,654
Conagra Brands, Inc.	19,525	685,132
General Mills, Inc.	24,419	1,443,651
Hershey Co.	5,892	809,914
Hormel Foods Corp.	11,216	546,107
J.M. Smucker Co.	4,560	511,632
Kellogg Co.	10,143	637,893
Kraft Heinz Co.	25,900	792,281
Lamb Weston Holdings, Inc.	5,809	368,581
McCormick & Co., Inc.	4,954	894,247
Mondelez International, Inc., Class A	57,092	3,032,727
Tyson Foods, Inc., Class A	11,762	673,139

		11,799,949

Gas Utilities 0.0%‡
Atmos Energy Corp.	4,931	452,025

Health Care Equipment & Supplies 4.0%
Abbott Laboratories	70,771	7,438,740
ABIOMED, Inc. (a)	1,800	453,384
Align Technology, Inc. (a)	2,866	1,221,145
Baxter International, Inc.	20,235	1,569,629
Becton Dickinson & Co.	11,587	2,678,103
Boston Scientific Corp. (a)	57,186	1,959,764
Cooper Cos., Inc.	1,964	626,614
Danaher Corp.	25,237	5,792,901
DENTSPLY SIRONA, Inc.	8,734	412,157
DexCom, Inc. (a)	3,827	1,223,033

12	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Edwards Lifesciences Corp. (a)	24,851	$1,781,568
Hologic, Inc. (a)	10,352	712,425
IDEXX Laboratories, Inc. (a)	3,400	1,444,388
Intuitive Surgical, Inc. (a)	4,677	3,119,933
Medtronic PLC	53,730	5,403,626
ResMed, Inc.	5,792	1,111,716
STERIS PLC	3,400	602,446
Stryker Corp.	13,062	2,638,655
Teleflex, Inc.	1,859	591,589
Varian Medical Systems, Inc. (a)	3,642	629,338
West Pharmaceutical Services, Inc.	2,952	803,151
Zimmer Biomet Holdings, Inc.	8,276	1,093,260

		43,307,565

Health Care Providers & Services 2.6%
AmerisourceBergen Corp.	5,875	564,411
Anthem, Inc.	10,053	2,742,458
Cardinal Health, Inc.	11,690	535,285
Centene Corp. (a)	23,162	1,368,874
Cigna Corp.	14,678	2,450,786
CVS Health Corp.	52,311	2,934,124
DaVita, Inc. (a)	2,972	256,335
HCA Healthcare, Inc.	10,539	1,306,204
Henry Schein, Inc. (a)	5,706	362,787
Humana, Inc.	5,288	2,111,393
Laboratory Corp. of America Holdings (a)	3,893	777,704
McKesson Corp.	6,483	956,178
Quest Diagnostics, Inc.	5,369	655,770
UnitedHealth Group, Inc.	37,986	11,591,048
Universal Health Services, Inc., Class B	3,105	340,153

		28,953,510

Health Care Technology 0.1%
Cerner Corp.	12,206	855,519

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	20,701	283,811
Chipotle Mexican Grill, Inc. (a)	1,118	1,343,255
Darden Restaurants, Inc.	5,200	477,984
Domino’s Pizza, Inc.	1,573	595,097
Hilton Worldwide Holdings, Inc.	11,084	973,286
Las Vegas Sands Corp.	13,128	630,932
Marriott International, Inc., Class A	10,630	987,314
McDonald’s Corp.	29,743	6,335,259
MGM Resorts International	16,365	336,628
Norwegian Cruise Line Holdings, Ltd. (a)(b)	11,017	183,213
Royal Caribbean Cruises, Ltd.	7,122	401,823
Starbucks Corp.	46,727	4,063,380
Wynn Resorts, Ltd.	3,880	281,028
Yum! Brands, Inc.	12,048	1,124,440

		18,017,450

	Shares	Value
Household Durables 0.4%
D.R. Horton, Inc.	13,229	$883,830
Garmin, Ltd.	5,962	620,167
Leggett & Platt, Inc.	5,292	220,835
Lennar Corp., Class A	10,977	770,915
Mohawk Industries, Inc. (a)	2,391	246,727
Newell Brands, Inc.	15,094	266,560
NVR, Inc. (a)	139	549,480
PulteGroup, Inc.	10,719	436,906
Whirlpool Corp.	2,490	460,550

		4,455,970

Household Products 1.8%
Church & Dwight Co., Inc.	9,885	873,735
Clorox Co.	5,045	1,045,576
Colgate-Palmolive Co.	34,272	2,703,718
Kimberly-Clark Corp.	13,632	1,807,467
Procter & Gamble Co.	99,514	13,643,370

		20,073,866

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	26,586	518,427

Industrial Conglomerates 1.1%
3M Co.	23,025	3,683,079
General Electric Co.	349,881	2,596,117
Honeywell International, Inc.	28,051	4,627,012
Roper Technologies, Inc.	4,185	1,554,058

		12,460,266

Insurance 1.8%
Aflac, Inc.	26,501	899,709
Allstate Corp.	12,483	1,107,866
American International Group, Inc.	34,433	1,084,295
Aon PLC, Class A	9,260	1,703,933
Arthur J. Gallagher & Co.	7,654	793,796
Assurant, Inc.	2,385	296,622
Chubb, Ltd.	18,042	2,343,836
Cincinnati Financial Corp.	5,979	422,955
Everest Re Group, Ltd.	1,598	314,934
Globe Life, Inc.	3,917	317,630
Hartford Financial Services Group, Inc.	14,317	551,491
Lincoln National Corp.	7,261	254,861
Loews Corp.	9,529	330,466
Marsh & McLennan Cos., Inc.	20,247	2,094,755
MetLife, Inc.	30,839	1,167,256
Principal Financial Group, Inc.	10,205	400,240
Progressive Corp.	23,399	2,150,368
Prudential Financial, Inc.	15,789	1,010,812
Travelers Cos., Inc.	10,120	1,221,585
Unum Group	8,137	143,699
W.R. Berkley Corp.	5,620	337,874
Willis Towers Watson PLC	5,150	939,772

		19,888,755

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Interactive Media & Services 5.9%
Alphabet, Inc. (a)
Class A	12,010	$19,409,481
Class C	11,735	19,022,552
Facebook, Inc., Class A (a)	96,102	25,285,397
Twitter, Inc. (a)	31,615	1,307,597

		65,025,027

Internet & Direct Marketing Retail 5.2%
Amazon.com, Inc. (a)	17,018	51,669,201
Booking Holdings, Inc. (a)	1,637	2,656,032
eBay, Inc.	26,576	1,265,815
Etsy, Inc. (a)	4,769	579,863
Expedia Group, Inc.	5,424	510,669

		56,681,580

IT Services 5.3%
Accenture PLC, Class A	25,430	5,516,021
Akamai Technologies, Inc. (a)	6,504	618,660
Automatic Data Processing, Inc.	17,186	2,714,701
Broadridge Financial Solutions, Inc.	4,604	633,510
Cognizant Technology Solutions Corp., Class A	21,674	1,547,957
DXC Technology Co.	10,160	187,147
Fidelity National Information Services, Inc.	24,767	3,085,721
Fiserv, Inc. (a)	22,216	2,120,962
FleetCor Technologies, Inc. (a)	3,360	742,258
Gartner, Inc. (a)	3,566	428,277
Global Payments, Inc.	11,961	1,886,728
International Business Machines Corp.	35,598	3,974,873
Jack Henry & Associates, Inc.	3,064	454,238
Leidos Holdings, Inc.	5,342	443,386
Mastercard, Inc., Class A	35,309	10,191,590
Paychex, Inc.	12,806	1,053,293
PayPal Holdings, Inc. (a)	46,899	8,729,311
VeriSign, Inc. (a)	4,039	770,237
Visa, Inc., Class A	67,392	12,245,800
Western Union Co.	16,429	319,380

		57,664,050

Leisure Products 0.0%‡
Hasbro, Inc.	5,094	421,376

Life Sciences Tools & Services 1.3%
Agilent Technologies, Inc.	12,324	1,258,157
Bio-Rad Laboratories, Inc., Class A (a)	855	501,389
Illumina, Inc. (a)	5,836	1,708,197
IQVIA Holdings, Inc. (a)	7,645	1,177,254
Mettler-Toledo International, Inc. (a)	958	955,998
PerkinElmer, Inc.	4,469	578,959
Thermo Fisher Scientific, Inc.	15,812	7,480,974
Waters Corp. (a)	2,476	551,702

		14,212,630

	Shares	Value
Machinery 1.7%
Caterpillar, Inc.	21,645	$3,399,347
Cummins, Inc.	5,903	1,298,011
Deere & Co.	12,526	2,829,749
Dover Corp.	5,755	637,136
Flowserve Corp.	5,203	151,511
Fortive Corp.	13,473	829,937
IDEX Corp.	3,018	514,237
Illinois Tool Works, Inc.	11,500	2,252,620
Ingersoll Rand, Inc. (a)	14,837	518,405
Otis Worldwide Corp.	16,272	997,148
PACCAR, Inc.	13,836	1,181,318
Parker-Hannifin Corp.	5,138	1,070,554
Pentair PLC	6,631	329,958
Snap-On, Inc.	2,177	342,943
Stanley Black & Decker, Inc.	6,383	1,060,854
Westinghouse Air Brake Technologies Corp.	7,150	423,995
Xylem, Inc.	7,193	626,798

		18,464,521

Media 1.3%
Charter Communications, Inc., Class A (a)	5,978	3,609,636
Comcast Corp., Class A	182,216	7,696,804
Discovery, Inc. (a)
Class A	6,404	129,617
Class C	12,373	226,673
DISH Network Corp., Class A (a)	9,861	251,357
Fox Corp.
Class A	13,737	364,305
Class B (a)	6,261	163,663
Interpublic Group of Cos., Inc.	15,586	281,951
News Corp.
Class A	15,548	204,145
Class B	4,867	63,368
Omnicom Group, Inc.	8,588	405,354
ViacomCBS, Inc., Class B	22,535	643,825

		14,040,698

Metals & Mining 0.3%
Freeport-McMoRan, Inc.	58,048	1,006,552
Newmont Corp.	32,099	2,017,101
Nucor Corp.	12,067	576,320

		3,599,973

Multi-Utilities 1.0%
Ameren Corp.	9,876	801,141
CenterPoint Energy, Inc.	21,777	460,148
CMS Energy Corp.	11,443	724,685
Consolidated Edison, Inc.	13,370	1,049,411
Dominion Energy, Inc.	33,581	2,697,898
DTE Energy Co.	7,701	950,458
NiSource, Inc.	15,310	351,671
Public Service Enterprise Group, Inc.	20,216	1,175,560

14	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Multi-Utilities (continued)
Sempra Energy	11,562	$1,449,412
WEC Energy Group, Inc.	12,609	1,267,835

		10,928,219

Multiline Retail 0.5%
Dollar General Corp.	9,954	2,077,500
Dollar Tree, Inc. (a)	9,485	856,685
Target Corp.	20,010	3,045,922

		5,980,107

Oil, Gas & Consumable Fuels 1.8%
Apache Corp.	15,087	125,222
Cabot Oil & Gas Corp.	15,931	283,412
Chevron Corp.	76,921	5,346,009
Concho Resources, Inc.	7,863	326,393
ConocoPhillips	42,872	1,226,997
Devon Energy Corp.	15,301	136,638
Diamondback Energy, Inc.	6,309	163,782
EOG Resources, Inc.	23,273	796,867
Exxon Mobil Corp.	169,008	5,513,041
Hess Corp.	10,927	406,703
HollyFrontier Corp.	5,958	110,283
Kinder Morgan, Inc.	77,810	925,939
Marathon Oil Corp.	31,555	124,958
Marathon Petroleum Corp.	26,009	767,265
Occidental Petroleum Corp.	33,461	305,499
ONEOK, Inc.	17,755	514,895
Phillips 66	17,456	814,497
Pioneer Natural Resources Co.	6,567	522,471
Valero Energy Corp.	16,298	629,266
Williams Cos., Inc.	48,508	930,868

		19,971,005

Personal Products 0.2%
Estee Lauder Cos., Inc., Class A	9,016	1,980,455

Pharmaceuticals 4.0%
Bristol-Myers Squibb Co.	90,093	5,265,936
Catalent, Inc. (a)	6,561	575,859
Eli Lilly & Co.	31,732	4,139,757
Johnson & Johnson	105,237	14,429,045
Merck & Co., Inc.	101,097	7,603,505
Mylan N.V. (a)	20,663	300,440
Perrigo Co. PLC	5,456	239,355
Pfizer, Inc.	222,116	7,880,676
Zoetis, Inc.	18,992	3,011,181

		43,445,754

Professional Services 0.3%
Equifax, Inc.	4,855	663,193
IHS Markit, Ltd.	14,909	1,205,691

	Shares	Value
Professional Services (continued)
Nielsen Holdings PLC	14,260	$192,653
Robert Half International, Inc.	4,582	232,261
Verisk Analytics, Inc.	6,491	1,155,203

		3,449,001

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	13,401	675,410

Road & Rail 1.0%
CSX Corp.	30,580	2,413,985
J.B. Hunt Transport Services, Inc.	3,332	405,638
Kansas City Southern	3,772	664,400
Norfolk Southern Corp.	10,197	2,132,397
Old Dominion Freight Line, Inc.	3,845	731,973
Union Pacific Corp.	27,134	4,807,873

		11,156,266

Semiconductors & Semiconductor Equipment 5.0%
Advanced Micro Devices, Inc. (a)	46,929	3,533,284
Analog Devices, Inc.	14,772	1,750,925
Applied Materials, Inc.	36,505	2,162,191
Broadcom, Inc.	16,076	5,620,652
Intel Corp.	169,998	7,527,511
KLA Corp.	6,214	1,225,277
Lam Research Corp.	5,821	1,991,248
Maxim Integrated Products, Inc.	10,672	743,305
Microchip Technology, Inc.	10,091	1,060,362
Micron Technology, Inc. (a)	44,408	2,235,499
NVIDIA Corp.	24,662	12,364,540
Qorvo, Inc. (a)	4,566	581,526
QUALCOMM, Inc.	45,098	5,563,289
Skyworks Solutions, Inc.	6,677	943,393
Teradyne, Inc.	6,636	582,973
Texas Instruments, Inc.	36,612	5,293,729
Xilinx, Inc.	9,765	1,159,008

		54,338,712

Software 9.0%
Adobe, Inc. (a)	19,173	8,572,248
ANSYS, Inc. (a)	3,429	1,043,685
Autodesk, Inc. (a)	8,765	2,064,508
Cadence Design Systems, Inc. (a)	11,144	1,218,819
Citrix Systems, Inc.	4,938	559,327
Fortinet, Inc. (a)	5,369	592,577
Intuit, Inc.	10,465	3,293,126
Microsoft Corp.	302,489	61,244,948
NortonLifeLock, Inc.	23,623	485,925
Oracle Corp.	77,276	4,335,957
Paycom Software, Inc. (a)	1,957	712,524
salesforce.com, Inc. (a)	36,374	8,448,589
ServiceNow, Inc. (a)	7,667	3,814,869
Synopsys, Inc. (a)	6,066	1,297,275

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Software (continued)
Tyler Technologies, Inc. (a)	1,608	$618,083

		98,302,460

Specialty Retail 2.4%
Advance Auto Parts, Inc.	2,764	407,082
AutoZone, Inc. (a)	934	1,054,467
Best Buy Co., Inc.	9,208	1,027,152
CarMax, Inc. (a)	6,518	563,416
Gap, Inc.	8,213	159,743
Home Depot, Inc.	43,027	11,475,731
L Brands, Inc.	9,330	298,653
Lowe’s Cos., Inc.	30,208	4,775,885
O’Reilly Automotive, Inc. (a)	2,961	1,292,773
Ross Stores, Inc.	14,227	1,211,714
Tiffany & Co.	4,317	564,836
TJX Cos., Inc.	47,928	2,434,743
Tractor Supply Co.	4,646	618,894
Ulta Beauty, Inc. (a)	2,251	465,439

		26,350,528

Technology Hardware, Storage & Peripherals 6.7%
Apple, Inc. (c)	642,595	69,952,892
Hewlett Packard Enterprise Co.	51,418	444,251
HP, Inc.	54,901	986,022
NetApp, Inc.	8,873	389,436
Seagate Technology PLC	8,921	426,602
Western Digital Corp.	12,092	456,231
Xerox Holdings Corp.	7,152	124,302

		72,779,736

Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	13,917	223,646
NIKE, Inc., Class B	49,759	5,975,061
PVH Corp.	2,836	165,311
Ralph Lauren Corp.	1,925	128,686
Tapestry, Inc.	11,042	245,464
Under Armour, Inc. (a)
Class A	7,536	104,298
Class C	7,773	95,064
VF Corp.	12,771	858,211

		7,795,741

Tobacco 0.7%
Altria Group, Inc.	74,282	2,680,095
Philip Morris International, Inc.	62,247	4,420,782

		7,100,877

Trading Companies & Distributors 0.2%
Fastenal Co.	22,929	991,221
United Rentals, Inc. (a)	2,881	513,653
W.W. Grainger, Inc.	1,798	629,336

		2,134,210

	Shares	Value
Water Utilities 0.1%
American Water Works Co., Inc.	7,243	$1,090,144

Wireless Telecommunication Services 0.2%
T-Mobile U.S., Inc. (a)	23,254	2,547,941

Total Common Stocks (d) (Cost $347,966,585)		1,084,122,292

Short-Term Investments 1.2%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 0.02% (e)	3,587,642	3,587,642

Total Affiliated Investment Company (Cost $3,587,642)		3,587,642

Unaffiliated Investment Company 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09% (e)(f)	675,681	675,681

Total Unaffiliated Investment Company (Cost $675,681)		675,681

	Principal Amount
U.S. Governments 0.8%
United States Treasury Bills (g)
0.089%, due 1/28/21 (c)	$3,500,000	3,499,197
0.093%, due 1/7/21	100,000	99,984
0.094%, due 1/7/21	100,000	99,984
0.098%, due 1/7/21	5,500,000	5,499,143

Total U.S. Governments (Cost $9,198,224)		9,198,308

Total Short-Term Investments (Cost $13,461,547)		13,461,631

Total Investments (Cost $361,428,132)	100.3%	1,097,583,923
Other Assets, Less Liabilities	(0.3)	(3,532,227)
Net Assets	100.0%	$1,094,051,696

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of October 31, 2020, the aggregate market value of securities on loan was $833,341; the total market value of collateral held by the Fund was $851,580. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $175,899 (See Note 2(I)).

16	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(c)	Represents a security, or portion thereof, which was maintained at the broker as collateral for futures contracts.

(d)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 99.93% of the Portfolio’s net assets.
(e)	Current yield as of October 31, 2020.

(f)	Represents a security purchased with cash collateral received for securities on loan.

(g)	Interest rate shown represents yield to maturity.

Futures Contracts

As of October 31, 2020, the Portfolio held the following futures contracts:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
Long Contracts
S&P 500 Index Mini	56	December 2020	$9,459,166	$9,141,160	$(318,006)

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2020.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$1,084,122,292	$—	$—	$1,084,122,292
Short-Term Investments
Affiliated Investment Company	3,587,642	—	—	3,587,642
Unaffiliated Investment Company	675,681	—	—	675,681
U.S. Governments	—	9,198,308	—	9,198,308

Total Short-Term Investments	4,263,323	9,198,308	—	13,461,631

Total Investments in Securities	1,088,385,615	9,198,308	—	1,097,583,923

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(318,006)	$—	$—	$(318,006)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $357,840,490) including securities on loan of $833,341	$1,093,996,281
Investment in affiliated investment company, at value (identified cost $3,587,642)	3,587,642
Receivables:
Dividends	1,075,882
Fund shares sold	851,177
Securities lending	1,266
Other assets	41,211

Total assets	1,099,553,459

Liabilities
Due to custodian	3,500,046
Cash collateral received for securities on loan	675,681
Payables:
Fund shares redeemed	636,366
Transfer agent (See Note 3)	171,656
NYLIFE Distributors (See Note 3)	146,248
Manager (See Note 3)	144,417
Variation margin on futures contracts	110,233
Shareholder communication	38,605
Professional fees	33,796
Custodian	9,851
Trustees	1,439
Accrued expenses	33,425

Total liabilities	5,501,763

Net assets	$1,094,051,696

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$23,708
Additional paid-in capital	263,339,660

263,363,368
Total distributable earnings (loss)	830,688,328

Net assets	$1,094,051,696

Class A
Net assets applicable to outstanding shares	$602,036,479

Shares of beneficial interest outstanding	13,138,790

Net asset value per share outstanding	$45.82
Maximum sales charge (1.50% of offering price)	0.70

Maximum offering price per share outstanding	$46.52

Investor Class
Net assets applicable to outstanding shares	$55,545,769

Shares of beneficial interest outstanding	1,216,068

Net asset value per share outstanding	$45.68
Maximum sales charge (1.00% of offering price)	0.46

Maximum offering price per share outstanding	$46.14

Class I
Net assets applicable to outstanding shares	$436,446,075

Shares of beneficial interest outstanding	9,353,041

Net asset value and offering price per share outstanding	$46.66

SIMPLE Class
Net assets applicable to outstanding shares	$23,373

Shares of beneficial interest outstanding	512

Net asset value and offering price per share outstanding	$45.65

18	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Dividends	$18,724,440
Interest	57,305
Securities lending	11,549
Other	176

Total income	18,793,470

Expenses
Manager (See Note 3)	1,625,969
Distribution/Service—Class A (See Note 3)	1,443,166
Distribution/Service—Investor Class (See Note 3)	141,778
Distribution/Service—SIMPLE Class (See Note 3)	20
Transfer agent (See Note 3)	936,353
Professional fees	134,622
Custodian	100,387
Registration	76,811
Shareholder communication	61,045
Trustees	23,811
Miscellaneous	130,512

Total expenses before waiver/reimbursement	4,674,474
Expense waiver/reimbursement from Manager (See Note 3)	(102,091)

Net expenses	4,572,383

Net investment income (loss)	14,221,087

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	88,098,836
Futures transactions	12,133,938

Net realized gain (loss)	100,232,774

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(6,682,336)
Futures contracts	(415,904)

Net change in unrealized appreciation (depreciation)	(7,098,240)

Net realized and unrealized gain (loss)	93,134,534

Net increase (decrease) in net assets resulting from operations	$107,355,621

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,221,087	$16,041,754
Net realized gain (loss)	100,232,774	172,513,379
Net change in unrealized appreciation (depreciation)	(7,098,240)	(65,769,039)

Net increase (decrease) in net assets resulting from operations	107,355,621	122,786,094

Distributions to shareholders:
Class A	(87,928,163)	(60,986,418)
Investor Class	(8,636,257)	(5,025,851)
Class I	(62,882,463)	(68,053,474)

Total distributions to shareholders	(159,446,883)	(134,065,743)

Capital share transactions:
Net proceeds from sale of shares	296,472,066	176,855,946
Net asset value of shares issued to shareholders in reinvestment of distributions	157,434,383	132,327,267
Cost of shares redeemed	(321,890,809)	(429,183,530)

Increase (decrease) in net assets derived from capital share transactions	132,015,640	(120,000,317)

Net increase (decrease) in net assets	79,924,378	(131,279,966)

Net Assets
Beginning of year	1,014,127,318	1,145,407,284

End of year	$1,094,051,696	$1,014,127,318

20	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020	2019	2018	2017	2016

Net asset value at beginning of year	$49.60	$49.27	$53.27	$47.57	$48.27

Net investment income (loss) (a)	0.58	0.67	0.69	0.65	0.74

Net realized and unrealized gain (loss) on investments	3.44	5.52	2.61	9.47	1.06

Total from investment operations	4.02	6.19	3.30	10.12	1.80

Less distributions:

From net investment income	(0.91)	(0.77)	(0.79)	(1.07)	(0.74)

From net realized gain on investments	(6.89)	(5.09)	(6.51)	(3.35)	(1.76)

Total distributions	(7.80)	(5.86)	(7.30)	(4.42)	(2.50)

Net asset value at end of year	$45.82	$49.60	$49.27	$53.27	$47.57

Total investment return (b)	9.21%	13.80%	6.77%	22.93%	3.92%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.32%	1.44%	1.39%	1.33%	1.60%

Net expenses (c)	0.54%	0.54%	0.54%	0.60%	0.60%

Expenses (before waiver/reimbursement) (c)	0.54%	0.54%	0.54%	0.64%	0.61%

Portfolio turnover rate	15%	3%	3%	3%	4%

Net assets at end of year (in 000’s)	$602,036	$559,780	$511,043	$527,768	$597,791

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Investor Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$49.50	$49.18	$53.18	$47.51	$48.22

Net investment income (loss) (a)	0.51	0.59	0.62	0.63	0.69

Net realized and unrealized gain (loss) on investments	3.43	5.52	2.58	9.43	1.05

Total from investment operations	3.94	6.11	3.20	10.06	1.74

Less distributions:

From net investment income	(0.87)	(0.70)	(0.69)	(1.04)	(0.69)

From net realized gain on investments	(6.89)	(5.09)	(6.51)	(3.35)	(1.76)

Total distributions	(7.76)	(5.79)	(7.20)	(4.39)	(2.45)

Net asset value at end of year	$45.68	$49.50	$49.18	$53.18	$47.51

Total investment return (b)	9.03%	13.62%	6.58%	22.81%	3.81%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.16%	1.26%	1.23%	1.29%	1.49%

Net expenses (c)	0.70%	0.70%	0.70%	0.70%	0.70%

Expenses (before waiver/reimbursement) (c)	0.88%	0.89%	0.87%	0.82%	0.84%

Portfolio turnover rate	15%	3%	3%	3%	4%

Net assets at end of year (in 000’s)	$55,546	$54,505	$41,907	$38,052	$46,999

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020	2019	2018	2017	2016

Net asset value at beginning of year	$50.38	$49.97	$53.93	$48.12	$48.81

Net investment income (loss) (a)	0.70	0.81	0.83	0.78	0.87

Net realized and unrealized gain (loss) on investments	3.50	5.59	2.64	9.56	1.06

Total from investment operations	4.20	6.40	3.47	10.34	1.93

Less distributions:

From net investment income	(1.03)	(0.90)	(0.92)	(1.18)	(0.86)

From net realized gain on investments	(6.89)	(5.09)	(6.51)	(3.35)	(1.76)

Total distributions	(7.92)	(5.99)	(7.43)	(4.53)	(2.62)

Net asset value at end of year	$46.66	$50.38	$49.97	$53.93	$48.12

Total investment return (b)	9.47%	14.08%	7.05%	23.20%	4.17%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.56%	1.74%	1.64%	1.58%	1.88%

Net expenses (c)	0.29%	0.29%	0.29%	0.35%	0.35%

Expenses (before waiver/reimbursement) (c)	0.29%	0.29%	0.29%	0.39%	0.35%

Portfolio turnover rate	15%	3%	3%	3%	4%

Net assets at end of year (in 000’s)	$436,446	$399,842	$592,457	$717,528	$755,952

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

SIMPLE Class	August 31, 2020^ through October 31, 2020

Net asset value at beginning of period *	$48.83

Net investment income (loss) (a)	0.02

Net realized and unrealized gain (loss) on investments	(3.20)

Total from investment operations	(3.18)

Net asset value at end of period	$45.65

Total investment return (b)	(6.51%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	0.30%

Net expenses (c) ††	0.95%

Expenses (before waiver/reimbursement) (c) ††	1.15%

Portfolio turnover rate	15%

Net assets at end of period (in 000’s)	$23

^	Inception date.
††	Annualized.
*	Based on the net asset value of Investor Class as of August 31, 2020.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

22	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay S&P 500 Index Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. SIMPLE Class shares commenced operations on August 31, 2020. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2020, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class I and SIMPLE Class shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and SIMPLE Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

23

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020 were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker(s) selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using

24	MainStay MacKay S&P 500 Index Fund

the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2020, the Fund did not hold any repurchase agreements.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial

25

Notes to Financial Statements (continued)

margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of October 31, 2020, are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 13 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund had securities on loan with an aggregate market value of $833,341; the total market value of collateral held by the Fund was $851,580. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $175,899 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $675,681.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2020:

Liability Derivatives	Equity Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized depreciation on investments and futures contracts (a)	(318,006)	(318,006)

Total Fair Value	$(318,006)	$(318,006)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

Net Realized Gain (Loss) from:	Equity Contracts Risk	Total

Futures Contracts	$12,133,938	$12,133,938

Total Net Realized Gain (Loss)	$12,133,938	$12,133,938

26	MainStay MacKay S&P 500 Index Fund

Net Change in Unrealized Appreciation (Depreciation) from:

	Equity Contracts Risk	Total

Futures Contracts	$(415,904)	$(415,904)

Total Net Change in Unrealized Appreciation (Depreciation)	$(415,904)	$(415,904)

Average Notional Amount

	Equity Contracts Risk	Total

Futures Contracts Long	$20,208,299	$20,208,299

(L)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion. During the year ended October 31, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.16%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses

(excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses for Class A shares do not exceed 0.60% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. These agreements will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Investor Class and SIMPLE Class shares of the Fund do not exceed 0.70% and 0.95%, respectively, of the Fund’s average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $1,625,969 and waived fees and/or reimbursed certain class specific expenses in the amount of $102,091 and paid the Subadvisor in the amount of $761,939.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 13 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the SIMPLE Class Plan, SIMPLE Class shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

27

Notes to Financial Statements (continued)

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $118,219 and $33,095, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares during the year ended October 31, 2020, of $11,831.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021 for SIMPLE Class shares and February 28, 2021 for all other share classes, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived
Class A	$422,035	$—
Investor Class	237,288	—
Class I	277,013	—
SIMPLE Class	17	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$241,319	$(237,731)	$—	$—	$3,588	$3	$—	3,588

(G)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

SIMPLE Class	$23,372	100.0%

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$366,389,454	$744,500,980	$(13,306,511)	$731,194,469

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$16,264,486	$83,229,373	$—	$731,194,469	$830,688,328

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts.

28	MainStay MacKay S&P 500 Index Fund

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2020, were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(10,162,397)	$10,162,397

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$19,445,300	$19,817,199
Long-Term Capital Gain	140,001,583	114,248,544
Total	$159,446,883	$134,065,743

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 13 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $152,790 and $157,944, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	2,324,681	$99,157,653
Shares issued to shareholders in reinvestment of distributions	2,011,976	86,132,703
Shares redeemed	(2,829,898)	(120,164,291)

Net increase (decrease) in shares outstanding before conversion	1,506,759	65,126,065
Shares converted into Class A (See Note 1)	363,219	16,153,296
Shares converted from Class A (See Note 1)	(16,104)	(654,326)

Net increase (decrease)	1,853,874	$80,625,035

Year ended October 31, 2019:
Shares sold	1,890,827	$88,707,493
Shares issued to shareholders in reinvestment of distributions	1,321,239	59,389,687
Shares redeemed	(2,434,394)	(113,380,629)

Net increase (decrease) in shares outstanding before conversion	777,672	34,716,551
Shares converted into Class A (See Note 1)	166,343	7,798,219
Shares converted from Class A (See Note 1)	(30,696)	(1,437,972)

Net increase (decrease)	913,319	$41,076,798

29

Notes to Financial Statements (continued)

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	467,524	$19,715,548
Shares issued to shareholders in reinvestment of distributions	201,967	8,630,158
Shares redeemed	(201,322)	(8,582,450)

Net increase (decrease) in shares outstanding before conversion	468,169	19,763,256
Shares converted into Investor Class (See Note 1)	10,855	432,724
Shares converted from Investor Class (See Note 1)	(364,103)	(16,153,296)

Net increase (decrease)	114,921	$4,042,684

Year ended October 31, 2019:
Shares sold	490,967	$22,997,263
Shares issued to shareholders in reinvestment of distributions	111,752	5,020,026
Shares redeemed	(217,808)	(10,326,169)

Net increase (decrease) in shares outstanding before conversion	384,911	17,691,120
Shares converted into Investor Class (See Note 1)	30,741	1,437,972
Shares converted from Investor Class (See Note 1)	(166,581)	(7,798,219)

Net increase (decrease)	249,071	$11,330,873

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	4,290,457	$177,573,865
Shares issued to shareholders in reinvestment of distributions	1,440,725	62,671,522
Shares redeemed	(4,319,173)	(193,144,068)

Net increase in shares outstanding before conversion	1,412,009	47,101,319
Shares converted into Class I (See Note 1)	5,187	221,602

Net increase (decrease)	1,417,196	$47,322,921

Year ended October 31, 2019:
Shares sold	1,422,312	$65,151,190
Shares issued to shareholders in reinvestment of distributions	1,491,055	67,917,554
Shares redeemed	(6,833,596)	(305,476,732)

Net increase (decrease)	(3,920,229)	$(172,407,988)

SIMPLE Class	Shares	Amount

Period ended October 31, 2020 (a):
Shares sold	512	$25,000

Net increase (decrease)	512	$25,000

(a)	The inception date of the class was August 31, 2020.

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO.

Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed

30	MainStay MacKay S&P 500 Index Fund

a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Fund. Defendants filed an opposition to the certiorari petition on August 26, 2020.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay MacKay S&P 500 Index Fund*	$1,025,100	$907,116

*	Inclusive of payments received into MainStay Equity Index Fund prior to its acquisition by the Fund.

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged

31

Notes to Financial Statements (continued)

quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and trans-

actions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

32	MainStay MacKay S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay S&P 500 Index Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and the broker or by other appropriate auditing procedures when a reply from the broker was not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

33

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $140,001,583 as long term capital gain distributions.

For the fiscal year ended October 31, 2020, the Fund designated approximately $19,142,358 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2020 should be multiplied by 98.01% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

34	MainStay MacKay S&P 500 Index Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

35

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

36	MainStay MacKay S&P 500 Index Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

38	MainStay MacKay S&P 500 Index Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1715991 MS203-20	MSSP11-12/20 (NYLIM) NL226

MainStay MacKay Short Duration High Yield Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	12/17/2012	–2.37 0.65%	3.31 3.94%	3.48 3.88%	1.05 1.05%
Investor Class Shares[3]	Maximum 2.5% Initial Sales Charge	With sales charges Excluding sales charges	12/17/2012	–2.35 0.67	3.25 3.89	3.38 3.78	1.12 1.12
Class C Shares	Maximum 1% CDSC if Redeemed Within 18 months of Purchase	With sales charges Excluding sales charges	12/17/2012	–1.15 –0.19	3.11 3.11	3.01 3.01	1.87 1.87
Class I Shares	No Sales Charge		12/17/2012	1.01	4.23	4.14	0.80
Class R2 Shares	No Sales Charge		12/17/2012	0.55	3.84	3.77	1.15
Class R3 Shares	No Sales Charge		2/29/2016	0.41	N/A	4.74	1.40

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 3.0%, which is reflected in the average annual total return figures shown.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception

ICE BofAML 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[4]	1.38%	4.92%	4.36%
Morningstar High Yield Bond Category Average[5]	1.43	4.78	3.98

4.

ICE BofAML 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofAML 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Short Duration High Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,083.10	$5.34	$1,020.01	$5.18	1.02%

Investor Class Shares	$1,000.00	$1,083.70	$5.81	$1,019.56	$5.63	1.11%

Class C Shares	$1,000.00	$1,078.50	$9.72	$1,015.79	$9.42	1.86%

Class I Shares	$1,000.00	$1,085.50	$4.04	$1,021.27	$3.91	0.77%

Class R2 Shares	$1,000.00	$1,082.50	$5.86	$1,019.51	$5.69	1.12%

Class R3 Shares	$1,000.00	$1,082.40	$7.17	$1,018.25	$6.95	1.37%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2020 (excluding short-term investments) (Unaudited)

1.	HCA, Inc., 5.375%–8.36%, due 5/1/23–2/15/26
2.	Sprint Corp., 7.875%, due 9/15/23
3.	Bass Pro Group LLC, 5.75%, due 9/25/24
4.	MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc., 4.625%–5.625%, due 5/1/24–6/15/25
5.	Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd., 7.375%, due 12/15/23
6.	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 4.75%–6.75%, due 2/1/22–9/15/24
7.	CenturyLink, Inc., 5.80%–6.75%, due 6/15/21–12/1/23
8.	Ford Motor Credit Co. LLC, 2.979%–5.584%, due 3/18/21–6/16/25
9.	DISH Network Corp., 2.375%, due 3/15/24
10.	Centene Corp., 4.75%, due 1/15/25

8	MainStay MacKay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Short Duration High Yield Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay MacKay Short Duration High Yield Fund returned 1.01%, underperforming the 1.38% return of the Fund’s primary benchmark, the ICE BofAML 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index. Over the same period, Class I shares also underperformed the 1.43% return of the Morningstar High Yield Bond Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the ICE BofAML 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index due to underweight exposure to health care and security selection in capital goods. Conversely, security selection in energy, the weakest-performing sector in the Index, was accretive to returns. Relative returns also benefited from security selection in the telecom and leisure sectors, and underweight exposure to riskier credits rated CCC.2

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

In the first quarter of 2020, the U.S. high-yield market experienced its highest levels of volatility in more than a decade as the COVID-19 pandemic spread fear, sharply slowed the global economy and shook investor sentiment. Mirroring the steep decline in broad-based equity indices, the ICE BofAML 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index declined sharply in the first three weeks of March before partly rebounding in the final week, then continuing to recover through the end of the reporting period.

The U.S. Federal Reserve (“Fed”) played a significant role in the recovery of credit markets by taking unprecedented actions. The recovery started on March 23, triggered by the Fed’s announcement that it would begin buying investment-grade corporate bonds and exchanged-traded funds (“ETFs”). The easing of stress in the investment-grade market carried over to the high-yield market. Further, on April 9, the Fed announced more expansive measures, including extending loans to companies and a further expansion of its direct purchase program to include recent “fallen angels” (credits downgraded from investment grade to high yield), syndicated loans and high-yield ETFs.

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration is the result of our bottom-up fundamental analysis and is a residual of the investment process. However, the Fund did have a lower duration than the ICE BofAML 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index throughout the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Security selection in the energy sector, the weakest performing sector during the reporting period, provided the strongest positive contributions to the Fund’s benchmark-relative returns. (Contributions take weightings and total returns into account.) Security selection in telecom and leisure were also positive contributors to the Fund’s relative performance, as was the Fund’s underweight exposure to CCC-rated credits. Relatively underweight exposure to health care and security selection in capital goods detracted from relative performance.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund’s purchases focused on crossover investment-grade and fallen-angel credits that traded at attractive spreads.4 For example, the Fund purchased bonds issued by food product firm The Kraft Heinz Company as the issuer was downgraded from investment grade. The Fund also purchased bonds issued by oil & gas exploration & production company EQT at lower dollar prices later in the reporting period. In terms of sales, the Fund trimmed positions in pandemic-affected sectors such as bonds from Tenneco in the automotive sector and Triumph Group in the aerospace/defense sector.

How did the Fund’s sector weightings change during the reporting period?

There were no material changes to the Fund’s sector weightings during the reporting period. Minor changes included a decrease in telecommunications exposure and slight increases in both health care and leisure exposure.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund held underweight exposure relative to the ICE BofAML 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index in the leisure and media sectors. As of the same date, the Fund held relatively underweight exposure to the automotive and capital goods sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Short Duration High Yield Fund

Portfolio of Investments October 31, 2020

	Principal Amount	Value
Long-Term Bonds 94.6%† Convertible Bonds 2.1%
Investment Companies 0.4%
Ares Capital Corp. 3.75%, due 2/1/22	$2,435,000	$2,454,480
4.625%, due 3/1/24	3,500,000	3,644,550

		6,099,030

Media 1.4%
DISH Network Corp. 2.375%, due 3/15/24	21,650,000	19,528,190

Oil & Gas Services 0.3%
Forum Energy Technologies, Inc. 9.00% (6.25% Cash and 2.75% PIK), due 8/4/25 (a)	6,066,299	3,761,105

Total Convertible Bonds (Cost $31,344,530)		29,388,325

Corporate Bonds 75.8%
Advertising 0.3%
Outfront Media Capital LLC / Outfront Media Capital Corp. 6.25%, due 6/15/25 (b)	4,000,000	4,082,500

Aerospace & Defense 1.2%
F-Brasile S.p.A. / F-Brasile U.S. LLC 7.375%, due 8/15/26 (b)	5,500,000	4,771,250
Spirit AeroSystems, Inc. 5.50%, due 1/15/25 (b)	2,125,000	2,162,187
SSL Robotics LLC 9.75%, due 12/31/23 (b)	1,000,000	1,112,125
TransDigm, Inc. 6.25%, due 3/15/26 (b)	1,000,000	1,042,490
6.50%, due 7/15/24	6,545,000	6,536,819
Triumph Group, Inc. 8.875%, due 6/1/24 (b)	1,000,000	1,061,550

		16,686,421

Airlines 0.5%
Delta Air Lines, Inc. 7.00%, due 5/1/25 (b)	2,575,000	2,810,144
7.375%, due 1/15/26	500,000	517,500
Delta Air Lines, Inc. / SkyMiles I.P. Ltd. 4.50%, due 10/20/25 (b)	2,000,000	2,029,892
Spirit Loyalty Cayman, Ltd. / Spirit I.P. Cayman, Ltd. 8.00%, due 9/20/25 (b)	1,650,000	1,749,000

		7,106,536

	Principal Amount	Value
Apparel 0.2%
Levi Strauss & Co. 5.00%, due 5/1/25	$1,500,000	$1,537,500
William Carter Co. 5.50%, due 5/15/25 (b)	1,300,000	1,365,000

		2,902,500

Auto Manufacturers 3.3%
Aston Martin Capital Holdings, Ltd. 6.50%, due 4/15/22 (b)	1,680,000	1,678,320
BCD Acquisition, Inc. 9.625%, due 9/15/23 (b)	4,942,000	4,948,177
Ford Motor Co. 8.50%, due 4/21/23	1,800,000	1,986,750
9.00%, due 4/22/25	3,290,000	3,876,920
Ford Motor Credit Co. LLC 2.979%, due 8/3/22	1,797,000	1,785,391
3.087%, due 1/9/23	2,400,000	2,376,000
3.096%, due 5/4/23	1,065,000	1,051,688
3.219%, due 1/9/22	700,000	695,632
3.336%, due 3/18/21	1,500,000	1,500,000
3.339%, due 3/28/22	2,000,000	1,995,000
3.37%, due 11/17/23	4,000,000	3,965,000
3.664%, due 9/8/24	1,150,000	1,140,168
4.14%, due 2/15/23	1,100,000	1,108,250
5.125%, due 6/16/25	3,000,000	3,126,870
5.584%, due 3/18/24	840,000	882,806
J.B. Poindexter & Company, Inc. 7.125%, due 4/15/26 (b)	6,700,000	7,120,827
McLaren Finance PLC 5.75%, due 8/1/22 (b)	7,300,000	6,697,750

		45,935,549

Auto Parts & Equipment 0.9%
American Axle & Manufacturing, Inc. 6.25%, due 4/1/25 (c)	2,000,000	2,026,880
Exide Global Holding Netherlands C.V. 10.75%, due 6/30/24 (d)(e)(f)	1,610,000	1,288,000
Exide Technologies 11.00%, due 10/31/24 (b)(d)(e)(f)(i)	8,372,864	8,373
Meritor, Inc. 6.25%, due 2/15/24	2,000,000	2,037,500
6.25%, due 6/1/25 (b)	1,335,000	1,395,075
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (b)	6,162,000	6,168,992

		12,924,820

Building Materials 0.2%
BMC East LLC 5.50%, due 10/1/24 (b)	330,000	338,250
James Hardie International Finance DAC 4.75%, due 1/15/25 (b)	240,000	246,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials (continued)
Summit Materials LLC / Summit Materials Finance Corp. 5.125%, due 6/1/25 (b)	$1,690,000	$1,711,125

		2,295,375

Chemicals 1.7%
Blue Cube Spinco LLC 9.75%, due 10/15/23	1,537,000	1,581,235
Neon Holdings, Inc. 10.125%, due 4/1/26 (b)	2,000,000	2,115,000
NOVA Chemicals Corp. 4.875%, due 6/1/24 (b)	2,150,000	2,126,780
Olin Corp. 9.50%, due 6/1/25 (b)	1,000,000	1,182,620
TPC Group, Inc. 10.50%, due 8/1/24 (b)	18,863,000	15,750,605
Valvoline, Inc. 4.375%, due 8/15/25	1,000,000	1,028,750

		23,784,990

Coal 0.0%‡
Natural Resource Partners LP / NRP Finance Corp. 9.125%, due 6/30/25 (b)	295,000	263,288

Commercial Services 0.8%
Graham Holdings Co. 5.75%, due 6/1/26 (b)	1,000,000	1,048,450
IHS Markit, Ltd. 5.00%, due 11/1/22 (b)	1,630,000	1,744,548
Jaguar Holding Co. II / PPD Development, L.P. 4.625%, due 6/15/25 (b)	3,600,000	3,718,764
Nielsen Co. Luxembourg S.A.R.L. 5.50%, due 10/1/21 (b)	683,000	683,854
Nielsen Finance LLC / Nielsen Finance Co. 5.00%, due 4/15/22 (b)	1,794,000	1,794,897
Ritchie Bros. Auctioneers, Inc. 5.375%, due 1/15/25 (b)	2,175,000	2,237,531

		11,228,044

Cosmetics & Personal Care 0.2%
Edgewell Personal Care Co. 4.70%, due 5/24/22	3,254,000	3,351,620

Distribution & Wholesale 0.5%
Avient Corp. 5.25%, due 3/15/23	1,750,000	1,871,424
5.75%, due 5/15/25 (b)	1,775,000	1,868,187
G III Apparel Group, Ltd. 7.875%, due 8/15/25 (b)	3,500,000	3,543,750

		7,283,361

	Principal Amount	Value
Diversified Financial Services 2.6%
Credit Acceptance Corp. 5.125%, due 12/31/24 (b)	$10,090,000	$10,014,325
Genworth Mortgage Holdings, Inc. 6.50%, due 8/15/25 (b)	2,860,000	2,981,550
Ld Holdings Group Llc 6.50%, due 11/1/25 (b)	2,500,000	2,537,500
LPL Holdings, Inc. 5.75%, due 9/15/25 (b)	9,665,000	10,006,658
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22 (b)	7,750,000	7,688,000
PRA Group, Inc. 7.375%, due 9/1/25 (b)	1,700,000	1,783,300
StoneX Group, Inc. 8.625%, due 6/15/25 (b)	1,118,000	1,179,490

		36,190,823

Electric 0.9%
DPL, Inc. 4.125%, due 7/1/25 (b)	3,650,000	3,814,250
NextEra Energy Operating Partners, L.P.(b) 4.25%, due 7/15/24	1,250,000	1,306,250
4.25%, due 9/15/24	1,000,000	1,047,500
Pacific Gas & Electric Co. 1.75%, due 6/16/22	2,000,000	2,000,187
Vistra Operations Co., LLC 3.55%, due 7/15/24 (b)	4,650,000	4,954,840

		13,123,027

Electrical Components & Equipment 0.3%
WESCO Distribution, Inc. 5.375%, due 12/15/21	1,000,000	998,750
7.125%, due 6/15/25 (b)	2,600,000	2,801,500

		3,800,250

Energy 0.1%
KeyStone Power Pass-Through Holders 9.00%, due 12/1/23 (f)	810,709	802,602

Energy—Alternate Sources 0.2%
TerraForm Power Operating LLC 4.25%, due 1/31/23 (b)	2,520,000	2,564,100

Engineering & Construction 0.3%
Great Lakes Dredge & Dock Corp. 8.00%, due 5/15/22	3,180,000	3,250,691
PowerTeam Services LLC 9.033%, due 12/4/25 (b)	1,500,000	1,588,125

		4,838,816

Entertainment 0.9%
Boyne USA, Inc. 7.25%, due 5/1/25 (b)	1,950,000	2,037,750

12	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Entertainment (continued)
International Game Technology PLC (b) 6.25%, due 2/15/22	$1,500,000	$1,535,632
6.50%, due 2/15/25	1,400,000	1,498,000
Jacobs Entertainment, Inc. 7.875%, due 2/1/24 (b)	1,000,000	980,000
Live Nation Entertainment, Inc. 4.875%, due 11/1/24 (b)	2,875,000	2,768,280
Powdr Corp. 6.00%, due 8/1/25 (b)	1,930,000	1,946,019
Vail Resorts, Inc. 6.25%, due 5/15/25 (b)	2,000,000	2,100,000

		12,865,681

Environmental Controls 0.1%
Covanta Holding Corp. 5.875%, due 7/1/25	1,665,000	1,721,543

Food 0.5%
B&G Foods, Inc. 5.25%, due 4/1/25	2,000,000	2,060,000
Ingles Markets, Inc. 5.75%, due 6/15/23	990,000	997,425
Kraft Heinz Foods Co. 3.95%, due 7/15/25	2,348,000	2,539,060
Lamb Weston Holdings, Inc. 4.625%, due 11/1/24 (b)	880,000	908,600

		6,505,085

Food Services 0.4%
Aramark Services, Inc. 6.375%, due 5/1/25 (b)	5,635,000	5,910,439

Forest Products & Paper 0.8%
Mercer International, Inc. 6.50%, due 2/1/24	3,740,000	3,758,700
7.375%, due 1/15/25	4,905,000	4,987,796
Smurfit Kappa Treasury Funding DAC 7.50%, due 11/20/25	1,631,000	1,973,510

		10,720,006

Gas 1.0%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 5.625%, due 5/20/24	7,500,000	7,968,750
Rockpoint Gas Storage Canada, Ltd. 7.00%, due 3/31/23 (b)	6,800,000	6,307,000

		14,275,750

Hand & Machine Tools 0.2%
Colfax Corp. 6.00%, due 2/15/24 (b)	3,175,000	3,302,667

	Principal Amount	Value
Health Care—Services 6.9%
Acadia Healthcare Co., Inc. 5.625%, due 2/15/23	$7,410,000	$7,437,788
AHP Health Partners, Inc. 9.75%, due 7/15/26 (b)	1,800,000	1,908,000
Catalent Pharma Solutions, Inc. 4.875%, due 1/15/26 (b)	2,720,000	2,774,400
Centene Corp. 4.75%, due 1/15/25	17,250,000	17,724,375
Encompass Health Corp. 5.125%, due 3/15/23	8,675,000	8,740,062
5.75%, due 11/1/24	4,030,000	4,030,000
HCA, Inc. 5.375%, due 2/1/25	13,100,000	14,506,023
5.875%, due 5/1/23	9,255,000	10,064,812
5.875%, due 2/15/26	2,000,000	2,260,000
7.50%, due 12/15/23	7,910,000	8,997,625
7.58%, due 9/15/25	1,663,000	1,970,655
8.36%, due 4/15/24	10,000,000	11,625,000
Molina Healthcare, Inc. 5.375%, due 11/15/22	1,750,000	1,818,504
Providence Service Corp. 5.875%, due 11/15/25 (b)	3,500,000	3,561,250

		97,418,494

Holding Company—Diversified 0.8%
Stena International S.A. 6.125%, due 2/1/25 (b)	12,220,000	11,486,800

Home Builders 1.2%
Adams Homes, Inc. 7.50%, due 2/15/25 (b)	4,915,000	4,939,575
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.375%, due 5/15/25 (b)	1,500,000	1,507,500
Century Communities, Inc. 5.875%, due 7/15/25	1,500,000	1,545,000
Meritage Homes Corp. 7.00%, due 4/1/22	2,350,000	2,499,812
New Home Co., Inc. 7.25%, due 4/1/22	3,185,000	3,230,864
Picasso Finance Sub, Inc. 6.125%, due 6/15/25 (b)	2,000,000	2,109,200
STL Holding Co., LLC 7.50%, due 2/15/26 (b)	1,600,000	1,592,000

		17,423,951

Household Products & Wares 0.6%
Prestige Brands, Inc. 6.375%, due 3/1/24 (b)	5,165,000	5,281,213
Spectrum Brands, Inc. 6.125%, due 12/15/24	2,800,000	2,863,000

		8,144,213

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Housewares 0.4%
CD&R Smokey Buyer, Inc. 6.75%, due 7/15/25 (b)	$1,355,000	$1,429,525
Newell Brands, Inc. 4.35%, due 4/1/23	2,250,000	2,348,374
4.875%, due 6/1/25	1,750,000	1,894,900

		5,672,799

Insurance 0.6%
MGIC Investment Corp. 5.75%, due 8/15/23	4,000,000	4,260,000
NMI Holdings, Inc. 7.375%, due 6/1/25 (b)	3,910,000	4,261,900

		8,521,900

Internet 2.0%
Expedia Group, Inc.(b) 6.25%, due 5/1/25	1,000,000	1,099,668
7.00%, due 5/1/25	2,515,000	2,693,157
Netflix, Inc. 3.625%, due 6/15/25 (b)	1,000,000	1,038,750
5.375%, due 2/1/21	2,000,000	2,017,500
5.50%, due 2/15/22	6,300,000	6,618,937
5.75%, due 3/1/24	4,980,000	5,509,125
5.875%, due 2/15/25	665,000	752,281
NortonLifeLock, Inc. 5.00%, due 4/15/25 (b)	1,725,000	1,756,844
Uber Technologies, Inc. 7.50%, due 5/15/25 (b)	1,000,000	1,051,250
VeriSign, Inc. 4.625%, due 5/1/23	5,627,000	5,685,352

		28,222,864

Investment Companies 3.1%
Ares Capital Corp. 3.875%, due 1/15/26	1,000,000	1,024,937
Compass Group Diversified Holdings LLC 8.00%, due 5/1/26 (b)	4,397,000	4,623,138
FS Energy & Power Fund 7.50%, due 8/15/23 (b)	18,834,000	16,809,345
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 4.75%, due 9/15/24	15,315,000	15,583,012
6.25%, due 2/1/22	1,700,000	1,704,250
6.75%, due 2/1/24	2,950,000	3,009,885

		42,754,567

Iron & Steel 0.2%
Allegheny Technologies, Inc. 7.875%, due 8/15/23	3,000,000	3,028,350

Leisure Time 2.0%
Carlson Travel, Inc.(b) 6.75%, due 12/15/25	12,865,000	9,005,500
8.50%, due 3/31/25	1,992,006	1,992,006

	Principal Amount	Value
Leisure Time (continued)
Carnival Corp. 10.50%, due 2/1/26 (b)	$7,550,000	$8,172,875
Silversea Cruise Finance, Ltd. 7.25%, due 2/1/25 (b)	8,200,000	8,253,710

		27,424,091

Lodging 2.4%
Boyd Gaming Corp. 6.375%, due 4/1/26	1,500,000	1,556,370
8.625%, due 6/1/25 (b)	3,740,000	4,094,178
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24	6,935,000	6,896,858
5.375%, due 5/1/25 (b)	2,500,000	2,583,450
Hyatt Hotels Corp. 5.375%, due 4/23/25	5,070,000	5,498,562
Marriott International, Inc. 3.75%, due 10/1/25	1,000,000	1,027,881
4.15%, due 12/1/23	1,500,000	1,584,817
5.75%, due 5/1/25	8,845,000	9,834,439

		33,076,555

Machinery—Diversified 0.3%
Briggs & Stratton Corp. 6.875%, due 12/15/20 (h)(i)	3,425,000	312,531
Tennant Co. 5.625%, due 5/1/25	3,754,000	3,892,898

		4,205,429

Media 3.6%
CCO Holdings LLC / CCO Holdings Capital Corp.(b) 5.375%, due 5/1/25	5,725,000	5,879,575
5.75%, due 2/15/26	1,610,000	1,669,023
CSC Holdings LLC 5.25%, due 6/1/24	9,250,000	9,874,375
5.875%, due 9/15/22	3,250,000	3,428,750
DISH DBS Corp. 5.875%, due 7/15/22	3,550,000	3,656,500
5.875%, due 11/15/24	2,292,000	2,305,832
Meredith Corp. 6.50%, due 7/1/25 (b)	1,500,000	1,541,250
Quebecor Media, Inc. 5.75%, due 1/15/23	6,920,000	7,428,620
Sirius XM Radio, Inc.(b) 3.875%, due 8/1/22	1,000,000	1,007,500
4.625%, due 7/15/24	5,000,000	5,156,000
Sterling Entertainment Enterprises LLC 10.25%, due 1/15/25 (d)(e)(f)(g)	3,000,000	3,144,300
Videotron, Ltd. 5.00%, due 7/15/22	4,869,000	5,100,764

		50,192,489

14	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Metal Fabricate & Hardware 1.6%
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, due 12/15/23 (b)	$21,546,000	$21,761,460

Mining 1.9%
Arconic Corp. 6.00%, due 5/15/25 (b)	3,000,000	3,176,250
Century Aluminum Co. 12.00%, due 7/1/25 (b)	2,440,000	2,555,900
Compass Minerals International, Inc. 4.875%, due 7/15/24 (b)	12,860,000	13,052,900
Constellium S.E. (b)
5.75%, due 5/15/24	3,500,000	3,544,485
6.625%, due 3/1/25	1,000,000	1,015,000
First Quantum Minerals, Ltd. 7.25%, due 4/1/23 (b)	3,856,000	3,875,280

		27,219,815

Miscellaneous—Manufacturing 0.6%
FXI Holdings, Inc. 7.875%, due 11/1/24 (b)	1,965,000	1,837,275
Hill-Rom Holdings, Inc. 5.00%, due 2/15/25 (b)	388,000	397,215
Hillenbrand, Inc. 5.75%, due 6/15/25	2,865,000	3,058,388
Koppers, Inc. 6.00%, due 2/15/25 (b)	2,950,000	3,016,375

		8,309,253

Oil & Gas 7.3%
Apache Corp. 4.625%, due 11/15/25	1,280,000	1,216,000
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 9.00%, due 11/1/27 (b)	1,556,000	1,509,320
Endeavor Energy Resources, L.P. / EER Finance, Inc. 6.625%, due 7/15/25 (b)	900,000	933,750
Energy Ventures Gom LLC / EnVen Finance Corp. 11.00%, due 2/15/23 (b)	3,770,000	2,780,375
EQT Corp. 7.875%, due 2/1/25	7,850,000	8,733,125
Gulfport Energy Corp. 6.00%, due 10/15/24	2,862,000	1,559,790
6.625%, due 5/1/23	9,562,000	5,242,367
Hess Corp. 3.50%, due 7/15/24	910,000	936,087
Montage Resources Corp. 8.875%, due 7/15/23	5,565,000	5,648,475

	Principal Amount	Value
Oil & Gas (continued)
Newfield Exploration Co. 5.75%, due 1/30/22	$4,000,000	$4,028,018
Noble Energy, Inc. 3.90%, due 11/15/24	4,550,000	5,027,348
Occidental Petroleum Corp. 2.70%, due 2/15/23	3,111,000	2,784,345
5.875%, due 9/1/25	2,160,000	1,900,800
8.00%, due 7/15/25	5,000,000	4,875,000
Parkland Corp. 6.00%, due 4/1/26 (b)	4,505,000	4,651,413
PBF Holding Co. LLC / PBF Finance Corp. 7.25%, due 6/15/25	7,845,000	3,255,675
9.25%, due 5/15/25 (b)	2,800,000	2,485,000
PDC Energy, Inc. 6.125%, due 9/15/24	3,700,000	3,598,250
PetroQuest Energy, Inc. 10.00% (10.00% PIK), due 2/15/24 (a)(d)(e)(f)(i)	801,387	80
QEP Resources, Inc. 5.25%, due 5/1/23	1,000,000	795,000
5.375%, due 10/1/22	2,674,000	2,353,120
Range Resources Corp. 5.875%, due 7/1/22	2,828,000	2,828,000
9.25%, due 2/1/26 (b)	4,343,000	4,603,580
Southwestern Energy Co. 6.45%, due 1/23/25	12,463,000	12,486,368
Sunoco, L.P. / Sunoco Finance Corp. 4.875%, due 1/15/23	2,000,000	2,015,000
Talos Production LLC / Talos Production Finance, Inc. 11.00%, due 4/3/22	15,782,468	14,914,432
Transocean Guardian, Ltd. 5.875%, due 1/15/24 (b)	936,000	570,960
Ultra Resources, Inc. 6.875%, due 4/15/22 (b)(f)(i)	4,455,000	14,479

		101,746,157

Oil & Gas Services 0.1%
Nine Energy Service, Inc. 8.75%, due 11/1/23 (b)	3,775,000	1,113,625

Packaging & Containers 0.3%
Cascades, Inc. / Cascades U.S.A., Inc. 5.125%, due 1/15/26 (b)	3,416,000	3,569,720
Sealed Air Corp. 5.25%, due 4/1/23 (b)	1,000,000	1,056,250

		4,625,970

Pharmaceuticals 1.2%
Bausch Health Cos., Inc. (b)
5.875%, due 5/15/23	233,000	232,418
6.125%, due 4/15/25	6,700,000	6,879,225
7.00%, due 3/15/24	6,146,000	6,368,792

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 5.875%, due 10/15/24 (b)	$3,900,000	$3,900,000

		17,380,435

Pipelines 4.8%
Antero Midstream Partners, L.P. / Antero Midstream Finance Corp. 5.375%, due 9/15/24	2,000,000	1,870,400
Cheniere Energy Partners, L.P. 5.25%, due 10/1/25	1,500,000	1,525,800
Enable Midstream Partners, L.P. 3.90%, due 5/15/24	1,500,000	1,473,985
EQM Midstream Partners, L.P. 6.00%, due 7/1/25 (b)	4,500,000	4,612,500
NGPL PipeCo LLC 4.375%, due 8/15/22 (b)	5,565,000	5,771,549
NuStar Logistics, L.P. 5.75%, due 10/1/25	3,000,000	3,020,490
6.75%, due 2/1/21	2,950,000	2,975,813
PBF Logistics, L.P. / PBF Logistics Finance Corp. 6.875%, due 5/15/23	4,000,000	3,140,000
Plains All American Pipeline, L.P. 6.125%, due 11/15/22 (j)(k)	18,663,000	11,524,402
Rattler Midstream, L.P. 5.625%, due 7/15/25 (b)	760,000	780,900
Rockies Express Pipeline LLC 3.60%, due 5/15/25 (b)	2,905,000	2,897,738
Ruby Pipeline LLC 7.75%, due 4/1/22 (b)	7,442,962	6,389,378
Tallgrass Energy Partners, L.P. / Tallgrass Energy Finance Corp.(b) 4.75%, due 10/1/23	5,850,000	5,555,745
5.50%, due 9/15/24	5,810,000	5,583,294
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23	2,500,000	2,498,750
Western Midstream Operating, L.P. 4.00%, due 7/1/22	500,000	500,000
4.65%, due 7/1/26	4,315,000	4,142,400
5.375%, due 6/1/21	3,350,000	3,370,937

		67,634,081

Real Estate 1.3%
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	5,800,000	5,597,000
Newmark Group, Inc. 6.125%, due 11/15/23	12,225,000	12,925,158

		18,522,158

	Principal Amount	Value
Real Estate Investment Trusts 4.8%
CTR Partnership, L.P. / CareTrust Capital Corp. 5.25%, due 6/1/25	$2,400,000	$2,472,000
Diversified Healthcare Trust 9.75%, due 6/15/25	3,875,000	4,262,500
GLP Capital, L.P. / GLP Financing II, Inc. 5.25%, due 6/1/25	2,500,000	2,731,200
5.375%, due 11/1/23	3,110,000	3,328,167
Ladder Capital Finance Holdings LLP / Ladder Capital Finance Corp. 5.875%, due 8/1/21 (b)	5,085,000	5,065,931
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc. 4.625%, due 6/15/25 (b)	1,935,000	1,970,720
5.625%, due 5/1/24	19,681,000	20,718,189
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.50%, due 5/1/24	8,563,000	8,670,037
RHP Hotel Properties, L.P. / RHP Finance Corp. 5.00%, due 4/15/23	4,000,000	3,880,000
Starwood Property Trust, Inc. 5.00%, due 12/15/21	3,485,000	3,467,575
VICI Properties, L.P. / VICI Note Co., Inc. 3.50%, due 2/15/25 (b)	10,640,000	10,679,368

		67,245,687

Retail 1.3%
Dave & Buster’s, Inc. 7.625%, due 11/1/25 (b)	2,000,000	1,962,500
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.25%, due 6/1/26 (b)	2,000,000	2,066,650
Kohl’s Corp. 9.50%, due 5/15/25	2,475,000	2,961,500
L Brands, Inc. 6.875%, due 7/1/25 (b)	350,000	375,193
Penske Automotive Group, Inc. 3.50%, due 9/1/25	2,500,000	2,506,250
5.375%, due 12/1/24	6,560,000	6,699,400
Yum! Brands, Inc. 3.875%, due 11/1/23	1,000,000	1,040,000

		17,611,493

Semiconductors 0.1%
Microchip Technology, Inc. 4.25%, due 9/1/25 (b)	1,300,000	1,349,620

Software 1.3%
BY Crown Parent LLC 7.375%, due 10/15/24 (b)	1,687,000	1,703,870

16	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
BY Crown Parent LLC / BY Bond Finance, Inc. 4.25%, due 1/31/26 (b)	$1,500,000	$1,518,750
CDK Global, Inc. 5.00%, due 10/15/24	3,150,000	3,433,500
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, due 3/1/25 (b)	1,500,000	1,499,355
Open Text Corp. 5.875%, due 6/1/26 (b)	2,500,000	2,600,000
PTC, Inc. 3.625%, due 2/15/25 (b)	6,870,000	6,994,519

		17,749,994

Telecommunications 5.8%
CenturyLink, Inc. 5.80%, due 3/15/22	9,200,000	9,568,000
6.45%, due 6/15/21	3,500,000	3,574,375
6.75%, due 12/1/23	6,000,000	6,525,000
CommScope Technologies LLC 6.00%, due 6/15/25 (b)	1,161,000	1,150,992
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	2,255,000	2,317,013
Level 3 Financing, Inc. 5.375%, due 5/1/25	5,550,000	5,708,119
Qualitytech, L.P. / QTS Finance Corp. 4.75%, due 11/15/25 (b)	1,000,000	1,036,100
Sprint Communications, Inc. 9.25%, due 4/15/22	2,500,000	2,756,250
Sprint Corp. 7.875%, due 9/15/23	29,145,000	33,225,300
T-Mobile USA, Inc. 4.00%, due 4/15/22	6,045,000	6,235,327
5.125%, due 4/15/25	2,000,000	2,050,000
6.00%, due 3/1/23	6,755,000	6,755,000

		80,901,476

Textiles 0.1%
Eagle Intermediate Global Holding B.V. / Ruyi U.S. Finance LLC 7.50%, due 5/1/25 (b)	1,925,000	1,347,500

Toys, Games & Hobbies 1.0%
Mattel, Inc. 3.15%, due 3/15/23	3,760,000	3,741,200
6.75%, due 12/31/25 (b)	9,245,000	9,723,429

		13,464,629

	Principal Amount	Value
Transportation 0.1%
Teekay Corp. 9.25%, due 11/15/22 (b)	$1,935,000	$1,858,374

Total Corporate Bonds (Cost $1,081,795,877)		1,061,880,022

Loan Assignments 16.7%
Aerospace & Defense 0.8%
Spirit Aerosystems, Inc. 2020 Term Loan B 6.00% ((1 Month LIBOR + 5.25%)), due 1/30/25 (l)	1,300,000	1,296,750
TransDigm, Inc. 2020 Term Loan F 2.398% (1 Month LIBOR + 2.25%), due 12/9/25 (l)	9,925,000	9,318,473

		10,615,223

Airlines 0.2%
Mileage Plus Holdings LLC 2020 Term Loan B 6.25% (3 Month LIBOR + 5.25%), due 6/25/27 (l)	2,500,000	2,541,993

Automobile 0.5%
Dealer Tire LLC 2020 Term Loan B 4.398% (1 Month LIBOR + 4.25%), due 12/12/25 (l)	4,168,500	4,048,656
Tenneco, Inc. 2018 Term Loan B 3.148% (1 Month LIBOR + 3.00%), due 10/1/25 (l)	2,969,773	2,726,005

		6,774,661

Beverage, Food & Tobacco 0.7%
B&G Foods, Inc. 2019 Term Loan B4 2.648% (1 Month LIBOR + 2.50%), due 10/10/26 (l)	3,303,333	3,278,558
United Natural Foods, Inc. Term Loan B 4.398% (1 Month LIBOR + 4.25%), due 10/22/25 (l)	6,358,102	6,252,800

		9,531,358

Chemicals, Plastics & Rubber 0.6%
Innophos, Inc. 2020 Term Loan B 3.648% (1 Month LIBOR + 3.50%), due 2/7/27 (l)	4,278,500	4,195,604

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Chemicals, Plastics & Rubber (continued)
Meredith Corp. 2020 Term Loan B2 2.648% (1 Month LIBOR + 2.50%), due 1/31/25 (l)	$2,140,080	$2,070,528
SCIH Salt Holdings, Inc. Term Loan B 5.50% (3 Month LIBOR + 4.50%), due 3/16/27 (l)	2,294,250	2,277,043

		8,543,175

Containers, Packaging & Glass 0.2%
Neenah Foundry Co. 2017 Term Loan 10.00% (2 Month LIBOR + 9.00%), due 12/13/22 (e)(l)	2,835,138	2,409,868

Diversified/Conglomerate Service 0.4%
WEX, Inc. Term Loan B3 2.398% (1 Month LIBOR + 2.25%), due 5/15/26 (l)	6,484,331	6,239,820

Electronics 1.1%
Camelot U.S. Acquisition 1 Co. (l) Term Loan B 3.148% (1 Month LIBOR + 3.00%), due 10/30/26	9,287,606	9,055,415
2020 Incremental Term Loan B 4.00% (1 Month LIBOR + 3.00%), due 10/30/26	3,000,000	2,953,125
CommScope, Inc. 2019 Term Loan B 3.398% (1 Month LIBOR + 3.25%), due 4/6/26 (l)	2,970,000	2,853,428

		14,861,968

Entertainment 0.4%
CCM Merger, Inc. 2020 Term Loan B TBD-% , due 10/29/25 (e)	2,500,000	2,468,750
NAI Entertainment Holdings LLC Term Loan B 3.50% (1 Month LIBOR + 2.50%), due 5/8/25 (l)	3,280,667	2,973,104

		5,441,854

Finance 0.3%
Jefferies Finance LLC 2019 Term Loan 3.188% (1 Month LIBOR + 3.00%), due 6/3/26 (l)	3,950,000	3,828,221

	Principal Amount	Value
Healthcare, Education & Childcare 1.6%
Ascend Learning LLC 2017 Term Loan B 4.00% (1 Month LIBOR + 3.00%), due 7/12/24 (l)	$7,941,705	$7,726,619
Catalent Pharma Solutions, Inc. Term Loan B2 3.25% (1 Month LIBOR + 2.25%), due 5/18/26 (l)	2,521,725	2,505,964
Jaguar Holding Co. II 2018 Term Loan 3.50% (1 Month LIBOR + 2.50%), due 8/18/22 (l)	4,909,326	4,868,044
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B 3.898% (1 Month LIBOR + 3.75%), due 11/16/25 (l)	8,000,000	7,753,336

		22,853,963

Hotels, Motels, Inns & Gaming 0.9%
Churchill Downs, Inc. 2017 Term Loan B 2.15% (1 Month LIBOR + 2.00%), due 12/27/24 (l)	3,890,000	3,744,125
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 2.148% (1 Month LIBOR + 2.00%), due 11/30/23 (l)	5,524,059	5,303,097
Twin River Worldwide Holdings, Inc. Term Loan B 2.898% (1 Month LIBOR + 2.75%), due 5/10/26 (l)	3,456,250	3,291,000

		12,338,222

Insurance 0.6%
USI, Inc. 2017 Repriced Term Loan 3.22% (3 Month LIBOR + 3.00%), due 5/16/24 (l)	9,400,305	9,045,838

Leisure, Amusement, Motion Pictures & Entertainment 0.2%
NASCAR Holdings, Inc. Term Loan B 2.902% (1 Month LIBOR + 2.75%), due 10/19/26 (l)	3,074,032	2,987,848

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.2%
Altra Industrial Motion Corp. 2018 Term Loan B 2.148% (1 Month LIBOR + 2.00%), due 10/1/25 (l)	2,223,760	2,170,946

18	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Manufacturing 0.8%
Adient U.S. LLC Term Loan B 4.42%-4.492% (1 Month LIBOR + 4.25%, 3 Month LIBOR + 4.25%), due 5/6/24 (l)	$11,704,350	$11,514,154

Media 1.7%
Allen Media LLC 2020 Term Loan B 5.72% (3 Month LIBOR + 5.50%), due 2/10/27 (l)	5,123,438	4,952,659
Block Communications, Inc. 2020 Term Loan 2.47% (3 Month LIBOR + 2.25%), due 2/25/27 (l)	11,691,250	11,467,164
Lamar Media Corp. 2020 Term Loan B 1.643% (1 Month LIBOR + 1.50%), due 2/5/27 (l)	7,368,750	7,061,716

		23,481,539

Oil & Gas 0.4%
Ascent Resources—Utica 2020 Fixed 2nd Lien Term Loan 9.00%, due 11/1/25	3,240,000	3,402,000
PetroQuest Energy LLC 2020 Term Loan 8.50% (1 Month LIBOR + 7.50%), due 11/8/23 (d)(f)(l)	201,417	201,417
PetroQuest Energy, Inc. Term Loan Note 10.013%, due 11/8/23 (d)(e)(f)	3,092,688	2,536,004

		6,139,421

Personal & Nondurable Consumer Products 0.1%
Prestige Brands, Inc. Term Loan B4 2.148% (1 Month LIBOR + 2.00%), due 1/26/24 (l)	1,647,764	1,635,406

Personal Transportation 0.3%
Delta Air Lines, Inc. 2020 1st Lien Term Loan B 4.75% (3 Month LIBOR + 3.75%), due 10/20/27 (l)	4,500,000	4,479,376

Personal, Food & Miscellaneous Services 0.2%
KFC Holding Co. 2018 Term Loan B 1.897% (1 Month LIBOR + 1.75%), due 4/3/25 (l)	3,378,375	3,294,760

	Principal Amount	Value
Retail Store 1.6%
Bass Pro Group LLC Term Loan B 5.75% (3 Month LIBOR + 5.00%), due 9/25/24 (l)	$23,007,515	$22,876,510

Software 0.5%
Ascend Learning, LLC 2020 Incremental Term Loan TBD, due 7/12/24	2,000,000	1,977,500
By Crown Parent LLC Term Loan B1 4.00% (1 Month LIBOR + 3.00%), due 1/31/26 (l)	4,593,725	4,478,882

		6,456,382

Telecommunications 1.2%
Connect Finco S.A.R.L. Term Loan B 5.50% (1 Month LIBOR + 4.50%), due 12/11/26 (l)	8,855,500	8,669,534
EFS Cogen Holdings I LLC 2020 Term Loan B 4.50% (3 Month LIBOR + 3.50%), due 10/1/27 (l)	3,150,000	3,118,500
LCPR Loan Financing LLC Term Loan B 5.148% (1 Month LIBOR + 5.00%), due 10/15/26 (l)	4,000,000	3,993,752
LogMeIn, Inc. Term Loan B TBD-% , due 8/31/27	1,500,000	1,452,188

		17,233,974

Utilities 1.2%
Hamilton Projects Acquiror LLC Term Loan B 5.75% (3 Month LIBOR + 4.75%), due 6/17/27 (l)	4,189,500	4,172,042
Pacific Gas & Electric Co. 2020 Term Loan 5.50% (3 Month LIBOR + 4.50%), due 6/23/25 (l)	12,967,500	12,862,139

		17,034,181

Total Loan Assignments (Cost $238,073,905)		234,330,661

Total Long-Term Bonds (Cost $1,351,214,312)		1,325,599,008

	Shares
Common Stocks 0.4%
Auto Parts & Equipment 0.1%
Energy Technology (d)(e)(f)(m)	2,021	1,125,899

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Commercial Services 0.0% ‡
Carlson Travel, Inc. (d)(e)(g)	1,992	$110,675

Independent Power & Renewable Electricity Producers 0.2%
GenOn Energy, Inc. (d)(e)(g)	20,915	3,346,400

		3,346,400

Oil & Gas 0.0% ‡
PetroQuest Energy, Inc.(d)(e)(f)(m)	94,872	0

Oil, Gas & Consumable Fuels 0.1%
California Resources (g)(m)	12,256	78,229
California Resources Corp. (m)	8,590	115,106
Talos Energy, Inc. (m)	95,598	629,035
Whiting Petroleum Corp. (m)	45,138	659,015

		1,481,385

Total Common Stocks (Cost $9,314,994)		6,064,359

	Principal Amount
Preferred Stocks 0.3%
Auto Parts & Equipment 0.3%
Energy Technology (d)(e)(f)(m)	$4,501	4,054,951

Total Preferred Stocks (Cost $4,295,472)		4,054,951

	Number of Warrants
Warrants 0.0%‡
Oil, Gas & Consumable Fuels 0.0%‡
California Resources Corp. Expires 10/27/24 (m)	2,650	1,060

Total Warrants (Cost $1,060)		1,060

	Shares
Short-Term Investments 4.2%
Unaffiliated Investment Company 4.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (n)	57,461,524	57,461,524
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09% (n)(o)	1,114,695	1,114,695

Total Short-Term Investments (Cost $58,576,219)		58,576,219

Total Investments (Cost $1,423,402,057)	99.5%	1,394,295,597
Other Assets, Less Liabilities	0.5	7,444,643
Net Assets	100.0%	$1,401,740,240
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

All or a portion of this security was held on loan. As of October 31, 2020, the aggregate market value of securities on loan was $1,096,896. The Fund received cash collateral with a value of $1,114,695 (See Note 2(H)).

(d)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2020, the total market value of fair valued securities was $15,816,099, which represented 1.1% of the Fund’s net assets.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)

Illiquid security—As of October 31, 2020, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $13,176,105, which represented 0.9% of the Fund’s net assets. (Unaudited)

(g)	Restricted security. (See Note 5)

(h)	Issue in non-accrual status.

(i)	Issue in default.

(j)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2020.

(k)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(l)	Floating rate—Rate shown was the rate in effect as of October 31, 2020.

(m)	Non-income producing security.

(n)	Current yield as of October 31, 2020.

(o)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

LIBOR —London Interbank Offered Rate

20	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$—	$29,388,325	$—	$29,388,325
Corporate Bonds (b)	—	1,057,439,269	4,440,753	1,061,880,022
Loan Assignments (c)	—	226,916,039	7,414,622	234,330,661

Total Long-Term Bonds	—	1,313,743,633	11,855,375	1,325,599,008

Common Stocks (d)	1,481,385	—	4,582,974	6,064,359
Preferred Stocks (e)	—	—	4,054,951	4,054,951
Warrants	1,060	—	—	1,060
Short-Term Investments
Unaffiliated Investment Company	58,576,219	—	—	58,576,219

Total Investments in Securities	$60,058,664	$1,313,743,633	$20,493,300	$1,394,295,597

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)

The Level 3 securities valued at $1,296,373, $3,144,300 and $80 are held in Auto Parts & Equipment, Media and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)

The Level 3 securities valued at $2,409,868, $2,468,750 and $2,536,004 are held in Containers, Packaging & Glass, Entertainment and Oil & Gas, respectively, within the Loan Assignments section of the Portfolio of Investments.

(d)

The Level 3 securities valued at $1,125,899, $110,675, $3,346,400 and $0 are held in Auto Parts & Equipment, Commercial Services, Independent Power & Renewable Electricity Producers and Oil & Gas, respectively, within the Common Stocks section of the Portfolio of Investments.

(e)	The Level 3 security valued at $4,054,951 is held in Auto Parts & Equipment within the Preferred Stocks section of the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2020 (b)
Long-Term Bonds
Convertible Bonds	$839,191	$10,121	$—	$80,198	$78,002	(a)	$(1,007,512)	$—	$—	$—	$—
Corporate Bonds	17,009,270	38,451	(8,979,243)	(472,603)	1,925,103	(a)	(5,080,225)	—	—	4,440,753	(472,603)
Loan Assignments	2,935,847	5,904	854	(892,837)	2,630,680		(163,698)	2,897,872	—	7,414,622	(892,837)
Common Stock	415,146	—	(1,431,278)	(1,146,481)	2,091,999		—	4,653,588	—	4,582,974	(1,143,873)
Preferred Stock	—	—	—	(240,521)	4,295,472		—	—	—	4,054,951	(240,521)

Total	$21,199,454	$54,476	$(10,409,667)	$(2,672,244)	$11,021,256		$(6,251,435)	$7,551,460	$—	$20,493,300	$(2,749,834)

(a)	Purchases include PIK securities.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

As of October 31, 2020, a Loan Assignment with a market value of $2,897,872 transferred from Level 2 to Level 3 as the the fair value obtained by an independent pricing service, utilized significant unobservable inputs. As of October 31, 2019, the fair value obtained for this Loan Assignment, as determined by an independent pricing service, utilized significant other observable inputs.

As of October 31, 2020, a common stock with a market value of $4,653,588 transferred from Level 2 to Level 3 as the fair value obtained by an independent pricing service, utilized significant unobservable inputs. As of October 31, 2019 the fair value obtained for this loan assignment, as determined by an independent pricing service, utilized significant other observable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in securities, at value (identified cost $1,423,402,057) including securities on loan of $1,096,896	$1,394,295,597
Receivables:
Interest	19,353,534
Fund shares sold	4,123,801
Investment securities sold	1,582,704
Securities lending	490
Other assets	30,035

Total assets	1,419,386,161

Liabilities
Due to custodian	115,114
Cash collateral received for securities on loan	1,114,695
Payables:
Investment securities purchased	11,990,673
Fund shares redeemed	2,704,343
Manager (See Note 3)	777,249
Transfer agent (See Note 3)	193,107
NYLIFE Distributors (See Note 3)	90,372
Shareholder communication	41,917
Professional fees	39,977
Custodian	6,017
Trustees	1,849
Accrued expenses	7,456
Dividend payable	563,152

Total liabilities	17,645,921

Net assets	$1,401,740,240

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$148,230
Additional paid-in capital	1,486,677,767

1,486,825,997
Total distributable earnings (loss)	(85,085,757)

Net assets	$1,401,740,240

Class A
Net assets applicable to outstanding shares	$252,753,077

Shares of beneficial interest outstanding	26,734,730

Net asset value per share outstanding	$9.45
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.74

Investor Class
Net assets applicable to outstanding shares	$6,277,706

Shares of beneficial interest outstanding	663,791

Net asset value per share outstanding	$9.46
Maximum sales charge (2.50% of offering price)	0.24

Maximum offering price per share outstanding	$9.70

Class C
Net assets applicable to outstanding shares	$40,948,222

Shares of beneficial interest outstanding	4,332,352

Net asset value and offering price per share outstanding	$9.45

Class I
Net assets applicable to outstanding shares	$1,101,084,325

Shares of beneficial interest outstanding	116,427,400

Net asset value and offering price per share outstanding	$9.46

Class R2
Net assets applicable to outstanding shares	$522,792

Shares of beneficial interest outstanding	55,304

Net asset value and offering price per share outstanding	$9.45

Class R3
Net assets applicable to outstanding shares	$154,118

Shares of beneficial interest outstanding	16,300

Net asset value and offering price per share outstanding	$9.46

22	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Interest	$76,981,080
Dividends	2,329,692
Securities lending	18,259
Other	234

Total income	79,329,265

Expenses
Manager (See Note 3)	9,403,737
Transfer agent (See Note 3)	1,212,333
Distribution/Service—Class A (See Note 3)	622,882
Distribution/Service—Investor Class (See Note 3)	16,747
Distribution/Service—Class C (See Note 3)	453,467
Distribution/Service—Class R2 (See Note 3)	1,305
Distribution/Service—Class R3 (See Note 3)	684
Professional fees	164,321
Registration	160,929
Shareholder communication	89,730
Custodian	43,310
Trustees	34,936
Shareholder service (See Note 3)	659
Miscellaneous	62,791

Total expenses	12,267,831

Net investment income (loss)	67,061,434

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(38,702,247)
Net change in unrealized appreciation (depreciation) on investments	(28,547,224)

Net realized and unrealized gain (loss)	(67,249,471)

Net increase (decrease) in net assets resulting from operations	$(188,037)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$67,061,434	$56,307,226
Net realized gain (loss)	(38,702,247)	(6,255,505)
Net change in unrealized appreciation (depreciation)	(28,547,224)	13,968,071

Net increase (decrease) in net assets resulting from operations	(188,037)	64,019,792

Distributions to shareholders:
Class A	(11,620,625)	(8,570,153)
Investor Class	(305,824)	(292,900)
Class C	(1,732,272)	(1,732,935)
Class I	(56,139,473)	(46,139,683)
Class R2	(23,902)	(4,426)
Class R3	(5,766)	(6,722)

Total distributions to shareholders	(69,827,862)	(56,746,819)

Capital share transactions:
Net proceeds from sale of shares	762,341,966	1,009,499,688
Net asset value of shares issued to shareholders in reinvestment of distributions	62,981,555	50,792,072
Cost of shares redeemed	(916,343,150)	(511,190,712)

Increase (decrease) in net assets derived from capital share transactions	(91,019,629)	549,101,048

Net increase (decrease) in net assets	(161,035,528)	556,374,021

Net Assets
Beginning of year	1,562,775,768	1,006,401,747

End of year	$1,401,740,240	$1,562,775,768

24	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.84	$9.76	$9.96	$9.90	$9.77

Net investment income (loss)	0.42	0.44	0.42	0.42	0.50

Net realized and unrealized gain (loss) on investments	(0.37)	0.08	(0.21)	0.06	0.13

Total from investment operations	0.05	0.52	0.21	0.48	0.63

Less distributions:

From net investment income	(0.44)	(0.44)	(0.41)	(0.42)	(0.50)

Net asset value at end of year	$9.45	$9.84	$9.76	$9.96	$9.90

Total investment return (a)	0.65%	5.40%	2.09%	4.90%	6.79%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.46%	4.48%	4.06%	4.18%	5.29%

Net expenses (b)	1.02%	1.04%	1.05%	1.04%	1.02%

Expenses (before waiver/reimbursement) (b)	1.02%	1.04%	1.07%	1.04%	1.02%

Portfolio turnover rate	64%	32%	62%	57%	50%

Net assets at end of year (in 000’s)	$252,753	$237,475	$180,140	$341,056	$163,500

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Investor Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.84	$9.76	$9.96	$9.90	$9.77

Net investment income (loss)	0.42	0.43	0.40	0.41	0.49

Net realized and unrealized gain (loss) on investments	(0.36)	0.08	(0.20)	0.06	0.13

Total from investment operations	0.06	0.51	0.20	0.47	0.62

Less distributions:

From net investment income	(0.44)	(0.43)	(0.40)	(0.41)	(0.49)

Net asset value at end of year	$9.46	$9.84	$9.76	$9.96	$9.90

Total investment return (a)	0.67%	5.33%	2.05%	4.82%	6.67%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.38%	4.40%	4.03%	4.16%	5.18%

Net expenses (b)	1.11%	1.11%	1.09%	1.11%	1.13%

Expenses (before waiver/reimbursement) (b)	1.11%	1.11%	1.11%	1.11%	1.13%

Portfolio turnover rate	64%	32%	62%	57%	50%

Net assets at end of year (in 000’s)	$6,278	$7,156	$6,193	$5,564	$6,044

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class C	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.84	$9.76	$9.96	$9.90	$9.76

Net investment income (loss)	0.34	0.36	0.32	0.34	0.42

Net realized and unrealized gain (loss) on investments	(0.37)	0.08	(0.19)	0.05	0.14

Total from investment operations	(0.03)	0.44	0.13	0.39	0.56

Less distributions:

From net investment income	(0.36)	(0.36)	(0.33)	(0.33)	(0.42)

Net asset value at end of year	$9.45	$9.84	$9.76	$9.96	$9.90

Total investment return (a)	(0.19%)	4.54%	1.29%	4.04%	5.99%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.64%	3.65%	3.28%	3.42%	4.43%

Net expenses (b)	1.86%	1.86%	1.84%	1.86%	1.88%

Expenses (before waiver/reimbursement) (b)	1.86%	1.86%	1.86%	1.86%	1.88%

Portfolio turnover rate	64%	32%	62%	57%	50%

Net assets at end of year (in 000’s)	$40,948	$48,550	$48,415	$51,738	$51,063

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class I	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.84	$9.76	$9.97	$9.90	$9.77

Net investment income (loss)	0.45	0.46	0.43	0.44	0.53

Net realized and unrealized gain (loss) on investments	(0.36)	0.08	(0.21)	0.07	0.13

Total from investment operations	0.09	0.54	0.22	0.51	0.66

Less distributions:

From net investment income	(0.47)	(0.46)	(0.43)	(0.44)	(0.53)

Net asset value at end of year	$9.46	$9.84	$9.76	$9.97	$9.90

Total investment return (a)	1.01%	5.67%	2.26%	5.27%	7.05%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.72%	4.73%	4.31%	4.46%	5.53%

Net expenses (b)	0.77%	0.79%	0.80%	0.79%	0.77%

Expenses (before waiver/reimbursement) (b)	0.77%	0.79%	0.82%	0.79%	0.77%

Portfolio turnover rate	64%	32%	62%	57%	50%

Net assets at end of year (in 000’s)	$1,101,084	$1,268,856	$771,533	$626,617	$431,040

(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

26	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R2	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.84	$9.76	$9.96	$9.90	$9.77

Net investment income (loss)	0.41	0.40	0.39	0.41	0.47

Net realized and unrealized gain (loss) on investments	(0.37)	0.11	(0.20)	0.06	0.16

Total from investment operations	0.04	0.51	0.19	0.47	0.63

Less distributions:

From net investment income	(0.43)	(0.43)	(0.39)	(0.41)	(0.50)

Net asset value at end of year	$9.45	$9.84	$9.76	$9.96	$9.90

Total investment return (a)	0.55%	5.31%	1.99%	4.80%	6.69%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.36%	4.34%	3.97%	4.14%	5.19%

Net expenses (b)	1.12%	1.14%	1.15%	1.14%	1.12%

Expenses (before waiver/reimbursement) (b)	1.12%	1.14%	1.17%	1.14%	1.12%

Portfolio turnover rate	64%	32%	62%	57%	50%

Net assets at end of year (in 000’s)	$523	$538	$63	$119	$111

(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,				February 29, 2016 ^ through October 31, 2016
Class R3	2020	2019	2018	2017

Net asset value at beginning of period	$9.84	$9.76	$9.97	$9.91	$9.23

Net investment income (loss)	0.40	0.39	0.37	0.38	0.32

Net realized and unrealized gain (loss) on investments	(0.37)	0.09	(0.21)	0.06	0.67

Total from investment operations	0.03	0.48	0.16	0.44	0.99

Less distributions:

From net investment income	(0.41)	(0.40)	(0.37)	(0.38)	(0.31)

Net asset value at end of period	$9.46	$9.84	$9.76	$9.97	$9.91

Total investment return (a)	0.41%	5.05%	1.61%	4.54%	10.83%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.13%	4.12%	3.72%	3.86%	4.84	%††

Net expenses (b)	1.36%	1.39%	1.40%	1.39%	1.37	%††

Expenses (before reimbursement/waiver) (b)	1.36%	1.39%	1.42%	1.39%	1.37	%††

Portfolio turnover rate	64%	32%	62%	57%	50%

Net assets at end of period (in 000’s)	$154	$201	$58	$55	$28

^	Inception date.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Short Duration High Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. The inception date for Class A, Class I, Investor, Class C and Class R2 was on December 17, 2012. Class R3 shares commenced operations on February 29, 2016. SIMPLE class shares were registered for sale effective as of August 31, 2020. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2020, Class R6 and SIMPLE Class shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective April 15, 2019, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on certain redemptions of such shares made within 18 months of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. Class I, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek high current income. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market partic-

28	MainStay MacKay Short Duration High Yield Fund

ipants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of October 31, 2020, are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker(s) selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

29

Notes to Financial Statements (continued)

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 10/31/20*	Valuation Technique	Unobservable Inputs	Inputs/ Range

Corporate Bonds	$1,288,000	Income Approach	Spread Adjustment	7.22%

	8,373	Qualitative Assessment

	80	Market Approach	Implied natural gas price	$2.00

Loan Assignment	2,536,004	Market Approach	Implied natural gas price	$2.00

Common Stocks	1,125,899	Market Approach	Implied Enterprise Value	$332m

			EBITDA Multiple	5.9x

	110,675	Market Approach	Implied Enterprise Value	$139m

	0	Market Approach	Implied natural gas price	$2.00

Preferred Stock	4,054,951	Market Approach	Spread Adjustment	4.43%

	$9,123,982

*

The table above does not include the Level 3 investments that were valued by a broker. As of October 31, 2020, the value of the investments were $11,369,318. The input for these investments were not readily available or cannot be reasonably estimated.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments was determined as of October 31, 2020, and can change at any time. Illiquid investments as of October 31, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

30	MainStay MacKay Short Duration High Yield Fund

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(G)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2020, the Fund did not hold any unfunded commitments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 13 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund had securities on loan with an aggregate market value of $1,096,896 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $1,114,695.

(I)  High-Yield Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific

31

Notes to Financial Statements (continued)

country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high yield debt securities (commonly referred to as ‘‘junk bonds’’), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

(J)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. Management is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Fund or the debt securities or other instruments based on LIBOR in which the Fund invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.65% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.05% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. These agreements will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $9,403,737 and paid the Subadvisor in the amount of $4,701,868.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 13 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

32	MainStay MacKay Short Duration High Yield Fund

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class R3 shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2020, shareholder service fees incurred by the Fund were as follows:

Class R2	$522
Class R3	137

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $27,366 and $2,482, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2020, of $50,068 and $30,947, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived

Class A	$202,022	$—
Investor Class	11,353	—
Class C	76,824	—
Class I	921,603	—
Class R2	424	—
Class R3	107	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$5,401,313	2.1%
Class R2	33,335	6.4
Class R3	30,928	20.1

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,422,113,350	$30,755,712	$(58,573,465)	$(27,817,753)

33

Notes to Financial Statements (continued)

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$804,149	$(54,367,146)	$(1,129,635)	$(30,393,125)	$(85,085,757)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative bond amortization adjustment. The other temporary differences are primarily due to interest accrual on defaulted bond and dividends payable.

As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $54,367,146 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$24,034	$30,333

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$69,827,862	$56,746,819

Note 5–Restricted Securities

Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

As of October 31, 2020, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	10/31/20 Value	Percent of Net Assets
California Resources Common Stock	10/27/20	12,256	$78,219	$78,229	0.0	%‡
Carlson Travel, Inc. Common Stock	9/4/20	1,992	—	110,675	0.0	‡
GenOn Energy, Inc. Common Stock	12/14/18	20,915	2,342,005	3,346,400	0.3
Sterling Entertainment Enterprises LLC Corporate Bond 10.250%, due 1/15/25	12/28/17	$3,000,000	2,966,388	3,144,300	0.2
Total			$5,386,612	$6,679,604	0.5%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 13 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but

State Street served as agent to the syndicate. During the year ended

34	MainStay MacKay Short Duration High Yield Fund

October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $877,248 and $913,512, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	13,960,236	$133,282,869
Shares issued to shareholders in reinvestment of distributions	1,126,550	10,638,146
Shares redeemed	(12,630,727)	(118,787,800)

Net increase (decrease) in shares outstanding before conversion	2,456,059	25,133,215
Shares converted into Class A (See Note 1)	169,440	1,618,620
Shares converted from Class A (See Note 1)	(18,596)	(170,363)

Net increase (decrease)	2,606,903	$26,581,472

Year ended October 31, 2019:
Shares sold	13,049,117	$128,267,067
Shares issued to shareholders in reinvestment of distributions	810,187	7,939,747
Shares redeemed	(8,261,055)	(80,862,110)

Net increase (decrease) in shares outstanding before conversion	5,598,249	55,344,704
Shares converted into Class A (See Note 1)	119,642	1,176,455
Shares converted from Class A (See Note 1)	(41,928)	(414,008)

Net increase (decrease)	5,675,963	$56,107,151

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	202,029	$1,923,818
Shares issued to shareholders in reinvestment of distributions	31,380	296,387
Shares redeemed	(158,710)	(1,497,290)

Net increase (decrease) in shares outstanding before conversion	74,699	722,915
Shares converted into Investor Class (See Note 1)	14,414	131,050
Shares converted from Investor Class (See Note 1)	(152,314)	(1,454,814)

Net increase (decrease)	(63,201)	$(600,849)

Year ended October 31, 2019:
Shares sold	234,818	$2,306,119
Shares issued to shareholders in reinvestment of distributions	29,014	284,275
Shares redeemed	(121,889)	(1,197,059)

Net increase (decrease) in shares outstanding before conversion	141,943	1,393,335
Shares converted into Investor Class (See Note 1)	50,974	502,705
Shares converted from Investor Class (See Note 1)	(100,270)	(986,028)

Net increase (decrease)	92,647	$910,012

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	1,114,889	$10,742,150
Shares issued to shareholders in reinvestment of distributions	158,615	1,497,650
Shares redeemed	(1,854,606)	(17,264,735)

Net increase (decrease) in shares outstanding before conversion	(581,102)	(5,024,935)
Shares converted from Class C (See Note 1)	(21,382)	(203,996)

Net increase (decrease)	(602,484)	$(5,228,931)

Year ended October 31, 2019:
Shares sold	1,422,322	$13,934,554
Shares issued to shareholders in reinvestment of distributions	156,492	1,531,997
Shares redeemed	(1,575,005)	(15,416,007)

Net increase (decrease) in shares outstanding before conversion	3,809	50,544
Shares converted from Class C (See Note 1)	(30,308)	(297,560)

Net increase (decrease)	(26,499)	$(247,016)

35

Notes to Financial Statements (continued)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	65,528,828	$616,300,499
Shares issued to shareholders in reinvestment of distributions	5,332,877	50,519,704
Shares redeemed	(83,336,097)	(778,632,650)

Net increase in shares outstanding before conversion	(12,474,392)	(111,812,447)
Shares converted into Class I (See Note 1)	8,406	79,503

Net increase (decrease)	(12,465,986)	$(111,732,944)

Year ended October 31, 2019:
Shares sold	87,966,140	$864,285,314
Shares issued to shareholders in reinvestment of distributions	4,182,676	41,024,905
Shares redeemed	(42,275,122)	(413,612,489)

Net increase (decrease) in shares outstanding before conversion	49,873,694	491,697,730
Shares converted into Class I (See Note 1)	1,868	18,436

Net increase (decrease)	49,875,562	$491,716,166

Class R2	Shares	Amount

Year ended October 31, 2020:
Shares sold	323	$3,200
Shares issued to shareholders in reinvestment of distributions	2,534	23,902
Shares redeemed	(2,203)	(20,833)

Net increase (decrease)	654	$6,269

Year ended October 31, 2019:
Shares sold	47,757	$470,773
Shares issued to shareholders in reinvestment of distributions	451	4,426
Shares redeemed	(3)	(31)

Net increase (decrease)	48,205	$475,168

Class R3	Shares	Amount

Year ended October 31, 2020:
Shares sold	9,500	$89,430
Shares issued to shareholders in reinvestment of distributions	605	5,766
Shares redeemed	(14,226)	(139,842)

Net increase (decrease)	(4,121)	$(44,646)

Year ended October 31, 2019:
Shares sold	24,304	$235,861
Shares issued to shareholders in reinvestment of distributions	685	6,722
Shares redeemed	(10,513)	(103,016)

Net increase (decrease)	14,476	$139,567

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards

Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

36	MainStay MacKay Short Duration High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Short Duration High Yield Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with custodians, agents, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

37

Federal Income Tax Information

(Unaudited)

For the fiscal year ended October 31, 2020, the Fund designated approximately $2,303,374 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2020 should be multiplied by 3.30% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

38	MainStay MacKay Short Duration High Yield Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

39

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

40	MainStay MacKay Short Duration High Yield Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

41

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay MacKay Short Duration High Yield Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1717395 MS203-20	MSSHY11-12/20 (NYLIM) NL232

MainStay MacKay Small Cap

Core Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 20202

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–12.83 –7.76%	0.75 1.90%	6.01 6.61%	1.23 1.23%
Investor Class Shares[4]	Maximum 5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–13.08 –8.02	0.47 1.61	5.71 6.31	1.62 1.62
Class B Shares[5]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–13.29 –8.72	0.54 0.85	5.51 5.51	2.37 2.37
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/30/2002	–9.60 –8.69	0.85 0.85	5.51 5.51	2.37 2.37
Class I Shares	No Sales Charge		1/12/1987	–7.55	2.14	6.87	0.98
Class R1 Shares	No Sales Charge		7/31/2012	–7.62	2.05	7.10	1.08
Class R2 Shares	No Sales Charge		7/31/2012	–7.84	1.79	6.83	1.33
Class R3 Shares	No Sales Charge		2/29/2016	–8.10	3.81	N/A	1.58

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The Fund replaced its subadvisor, changed its investment objective and modified its principal investment strategies as of April 1, 2019. Therefore, the performance information shown in this report prior to April 1, 2019 reflects that of the Fund’s prior subadvisor, investment objective and principal investment strategies.

3.

The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 5.5%, which is reflected in the average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Russell 2000® Index[6]	–0.14%	7.27%	9.64%

Russell 2500TM Index[7]	2.12	8.18	10.60

Morningstar Small Blend Category Average[8]	–6.45	5.00	8.48

6.

The Fund has selected the Russell 2000® Index as its primary benchmark as a replacement for the Russell 2500TM Index because it believes that the Russell 2000® Index is more reflective of its current investment style. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

7.

The Russell 2500TM Index is the Fund’s previous broad-based securities market index. The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.

The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Small Cap Core Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Small Cap Core Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,157.60	$6.78	$1,018.85	$6.34	1.25%

Investor Class Shares	$1,000.00	$1,155.50	$8.24	$1,017.50	$7.71	1.52%

Class B Shares	$1,000.00	$1,151.10	$12.27	$1,013.72	$11.49	2.27%

Class C Shares	$1,000.00	$1,151.20	$12.27	$1,013.72	$11.49	2.27%

Class I Shares	$1,000.00	$1,158.40	$5.43	$1,020.11	$5.08	1.00%

Class R1 Shares	$1,000.00	$1,158.50	$5.97	$1,019.61	$5.58	1.10%

Class R2 Shares	$1,000.00	$1,156.80	$7.32	$1,018.35	$6.85	1.35%

Class R3 Shares	$1,000.00	$1,155.00	$8.67	$1,017.09	$8.11	1.60%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2020 (Unaudited)

Biotechnology	10.8%

Banks	7.3

Software	6.5

Equity Real Estate Investment Trusts	4.5

Health Care Providers & Services	4.4

Specialty Retail	4.0

Semiconductors & Semiconductor Equipment	3.7

Health Care Equipment & Supplies	3.2

Household Durables	3.2

Machinery	3.0

Pharmaceuticals	2.7

Building Products	2.6

Hotels, Restaurants & Leisure	2.6

Electronic Equipment, Instruments & Components	2.2

Capital Markets	1.9

Electrical Equipment	1.9

Chemicals	1.6

IT Services	1.6

Commercial Services & Supplies	1.5

Exchange-Traded Funds	1.5

Insurance	1.5

Oil, Gas & Consumable Fuels	1.4

Auto Components	1.3

Construction & Engineering	1.3

Metals & Mining	1.3

Thrifts & Mortgage Finance	1.3

Internet & Direct Marketing Retail	1.2

Communications Equipment	1.1

Health Care Technology	1.1

Professional Services	1.1

Trading Companies & Distributors	1.1

Beverages	1.0

Food & Staples Retailing	1.0

Textiles, Apparel & Luxury Goods	1.0

Leisure Products	0.9%

Life Sciences Tools & Services	0.9

Consumer Finance	0.8

Independent Power & Renewable Electricity Producers	0.8

Mortgage Real Estate Investment Trusts	0.8

Road & Rail	0.8

Water Utilities	0.8

Food Products	0.7

Personal Products	0.6

Diversified Consumer Services	0.5

Interactive Media & Services	0.5

Air Freight & Logistics	0.4

Energy Equipment & Services	0.4

Household Products	0.4

Marine	0.4

Media	0.4

Multiline Retail	0.4

Real Estate Management & Development	0.4

Diversified Telecommunication Services	0.3

Gas Utilities	0.3

Real Estate	0.3

Automobiles	0.2

Construction Materials	0.2

Paper & Forest Products	0.2

Aerospace & Defense	0.1

Distributors	0.1

Diversified Financial Services	0.1

Tobacco	0.1

Airlines	0.0	‡

Entertainment	0.0	‡

Wireless Telecommunication Services	0.0	‡

Short-Term Investment	1.7

Other Assets, Less Liabilities	–1.9

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2020 (excluding short-term investments) (Unaudited)

1.	iShares Russell 2000 ETF

2.	Deckers Outdoor Corp.

3.	Mirati Therapeutics, Inc.

4.	MyoKardia, Inc.

5.	Clearway Energy, Inc.
6.	Ultragenyx Pharmaceutical, Inc.

7.	SPS Commerce, Inc.

8.	Penn National Gaming, Inc.

9.	Stamps.com, Inc.

10.	Medpace Holdings, Inc.

8	MainStay MacKay Small Cap Core Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Small Cap Core Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay MacKay Small Cap Core Fund returned –7.55%, underperforming the –0.14% return of the Fund’s primary benchmark, the Russell 2000® Index, and the 2.12% return of the Russell 2500™ Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares also underperformed the –6.45% return of the Morningstar Small Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, stock selection was positive, but not enough to outperform the Russell 2000® Index. Market dynamics were influenced by several significant exogenous factors, most prominently the global COVID-19 pandemic, international trade disputes and uncertainties regarding the U.S. presidential election. While domestic equities rallied in the final months of 2019, the investment landscape abruptly changed during the first quarter of 2020 when the pandemic provoked the worst quarterly drop for most major equity market indices since the financial crisis of 2007-2008. Stock performance in the second quarter proved equally dramatic in the opposite direction: As global central banks intervened and massive fiscal stimulus was deployed, U.S. equity markets reported their best quarterly gain since 1999. The third quarter saw an extension of the equity market rally despite continuing restrictions on global mobility and economic activities.

Although U.S. equities proved quite resilient during the reporting period, markets were subject to many volatility surges, abrupt short-term style gyrations and frequent risk appetite reversals. Large-cap growth stocks were the definitive winner both before and after the pandemic-driven market sell-off as investors piled onto familiar technology and Internet names that were seen as less impacted by “contact economy.” Similarly, investors penalized smaller and cheaper stocks, deeming them comparatively risky. These extreme market conditions led to a collapse in market breadth, diminished diversification and factor dislocations, which provided a challenging backdrop for the Fund’s diversified stock selection framework. In this environment, valuation suffered one of the worst drawdowns in its history. The Fund’s trend-following stock selection factors mitigated some of the headwinds from the value sell-off, but trend-following factors were also subject to sharp, volatile sell-offs amid market uncertainties and inflection points. Quality and profitability signals mitigated some downside risk, particularly during the March market downturn; however, hedge fund sentiment was not efficacious, with the hedge fund community in aggregate having a challenging time coping with market turmoil. The Fund’s balanced approach and defensive positioning with respect to risk helped contain some of the losses in this adverse investment climate.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The financials sector provided the Fund’s strongest positive contribution to performance relative to the Russell 2000® Index, during the reporting period. (Contributions take weightings and total returns into account.) The weakest contributors to relative performance during the same period included the health care, industrials and information technology sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the individual holdings generating the strongest positive contributions to the Fund’s absolute performance included medical diagnostic systems maker Quidel, health care distributor Owens & Minor and brewer Boston Beer Company. Over the same period, the stocks that detracted the most from the Fund’s absolute performance were real estate services provider Newmark Group, thrifts & mortgage finance firm Radian Group and automotive retailer Lithia Motors.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund made its largest initial purchase during the reporting period in biopharmaceutical developer MyoKardia, while its largest increased position size was in clinical-stage oncology company Mirati Therapeutics. During the same period, the Fund sold its entire position in utility Portland General Electric Company and decreased its holdings in Internet services provider J2 Global.

How did the Fund’s sector and/or country weightings change during the reporting period?

The Fund’s largest increases in exposure relative to the Russell 2000® Index were in the information technology and materials sectors. Conversely, the Fund’s most significant decreases in benchmark-relative exposures occurred in the industrials and consumer staples sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund held its most overweight exposure relative to the Russell 2000® Index in the consumer discretionary and health care sectors. As of the same date, the Fund held its most underweight benchmark-relative exposures in the financials and utilities sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2020

	Shares	Value
Common Stocks 98.7%†
Aerospace & Defense 0.1%
Maxar Technologies, Inc.	5,900	$152,043
Vectrus, Inc. (a)	903	35,687

		187,730

Air Freight & Logistics 0.4%
Atlas Air Worldwide Holdings, Inc. (a)	2,100	124,236
Echo Global Logistics, Inc. (a)	6,800	183,396
Hub Group, Inc., Class A (a)	19,000	952,470

		1,260,102

Airlines 0.0%‡
SkyWest, Inc.	1,300	37,739
Spirit Airlines, Inc. (a)	1,700	29,869

		67,608

Auto Components 1.3%
American Axle & Manufacturing Holdings, Inc. (a)	8,700	58,464
Cooper Tire & Rubber Co.	3,700	127,243
Dana, Inc.	22,800	318,972
Fox Factory Holding Corp. (a)	3,300	277,464
Goodyear Tire & Rubber Co.	3,400	28,152
LCI Industries	8,300	910,178
Modine Manufacturing Co. (a)	28,100	179,840
Patrick Industries, Inc.	16,639	927,624
Standard Motor Products, Inc.	20,500	938,900
Workhorse Group, Inc. (a)(b)	9,800	150,724

		3,917,561

Automobiles 0.2%
Winnebago Industries, Inc.	13,100	615,045

Banks 7.3%
Amalgamated Bank, Class A	23,200	257,520
American National Bankshares, Inc.	1,000	22,800
Ameris Bancorp	200	5,860
Arrow Financial Corp.	2,290	62,677
Atlantic Capital Bancshares, Inc. (a)	4,000	55,520
Bancorp, Inc. (a)	72,655	697,488
BancorpSouth Bank	1,200	28,092
Bank of Commerce Holdings	300	2,403
Bank of N.T. Butterfield & Son, Ltd.	1,600	42,336
Bank7 Corp.	600	5,442
BankUnited, Inc.	27,800	701,950
Boston Private Financial Holdings, Inc.	56,800	351,024
Bridge Bancorp, Inc.	30,374	593,508
C&F Financial Corp.	300	9,345
Capstar Financial Holdings, Inc.	1,400	14,546
Cathay General Bancorp	36,200	851,786
Central Pacific Financial Corp.	12,100	166,617
Century Bancorp, Inc., Class A	3,565	255,147
CIT Group, Inc.	2,800	82,460

	Shares	Value
Banks (continued)
Civista Bancshares, Inc.	19,429	$277,057
CNB Financial Corp.	400	7,256
Columbia Banking System, Inc.	100	2,841
Community Bank System, Inc.	2,700	156,573
ConnectOne Bancorp, Inc.	2,200	33,946
Customers Bancorp, Inc. (a)	52,578	726,628
CVB Financial Corp.	2,200	38,500
Eagle Bancorp, Inc.	25,400	759,968
Esquire Financial Holdings, Inc. (a)	3,800	59,242
Evans Bancorp, Inc.	700	15,967
Farmers National Banc Corp.	22,763	265,189
Financial Institutions, Inc.	38,731	686,701
First BanCorp	132,700	861,223
First Bank	8,100	60,669
First Business Financial Services, Inc.	13,599	233,223
First Choice Bancorp	4,500	63,360
First Financial Bancorp	2,300	32,890
First Financial Bankshares, Inc.	9,600	286,176
First Foundation, Inc.	43,260	643,276
First Guaranty Bancshares, Inc.	200	2,910
First Internet Bancorp	24,456	526,293
First Merchants Corp.	6,300	164,493
First Midwest Bancorp, Inc.	1,700	21,335
First Northwest Bancorp	13,300	156,275
First of Long Island Corp.	39,285	606,168
Flushing Financial Corp.	55,953	715,639
Franklin Financial Services Corp.	200	4,400
Glacier Bancorp, Inc.	5,500	196,900
Great Southern Bancorp, Inc.	1,934	79,197
Great Western Bancorp, Inc.	25,800	335,142
Hancock Whitney Corp.	36,500	834,755
Hanmi Financial Corp.	23,400	210,366
Home BancShares, Inc.	4,700	78,020
Hope Bancorp, Inc.	93,500	754,545
Horizon Bancorp, Inc.	4,700	58,280
Independent Bank Corp.	8,100	125,489
International Bancshares Corp.	2,900	80,272
Investors Bancorp, Inc.	98,300	831,618
Lakeland Bancorp, Inc.	42,700	475,251
LCNB Corp.	1,500	20,640
Macatawa Bank Corp.	500	3,595
MainStreet Bancshares, Inc. (a)	900	13,419
Mercantile Bank Corp.	4,400	96,184
Meridian Corp.	600	10,548
Metropolitan Bank Holding Corp. (a)	17,303	518,225
Midland States Bancorp, Inc.	1,300	19,370
MidWestOne Financial Group, Inc.	5,803	116,930
MVB Financial Corp.	100	1,595
OceanFirst Financial Corp.	41,700	624,249
Old National Bancorp	2,300	32,154
Orrstown Financial Services, Inc.	8,901	124,436
PCB Bancorp	959	9,015

10	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Banks (continued)
Peapack-Gladstone Financial Corp.	19,308	$325,919
Preferred Bank / Los Angeles CA	12,200	412,726
QCR Holdings, Inc.	5,100	158,253
RBB Bancorp	15,600	199,212
Republic Bancorp, Inc., Class A	9,731	324,334
Sierra Bancorp	6,100	121,024
SmartFinancial, Inc.	11,364	169,778
South Plains Financial, Inc.	8,100	118,665
South State Corp.	4,800	294,720
Southern National Bancorp of Virginia, Inc.	23,300	225,078
Texas Capital Bancshares, Inc. (a)	1,600	72,000
UMB Financial Corp.	800	48,696
United Bankshares, Inc.	6,500	170,495
United Community Banks, Inc.	9,700	203,118
Unity Bancorp, Inc.	1,300	18,226
Valley National Bancorp	24,900	190,236
WesBanco, Inc.	35,937	872,910
West Bancorp., Inc.	9,000	149,310

		21,339,614

Beverages 1.0%
Boston Beer Co., Inc., Class A (a)	800	831,344
Coca-Cola Consolidated, Inc.	4,318	988,606
Primo Water Corp.	88,000	1,102,640

		2,922,590

Biotechnology 10.8%
Adverum Biotechnologies, Inc. (a)	29,500	321,845
Allakos, Inc. (a)	5,700	542,241
Amicus Therapeutics, Inc. (a)	58,501	1,043,073
Apellis Pharmaceuticals, Inc. (a)	18,900	602,910
Arena Pharmaceuticals, Inc. (a)	14,589	1,250,569
Arrowhead Pharmaceuticals, Inc. (a)	19,126	1,095,920
Atara Biotherapeutics, Inc. (a)	25,839	333,582
Biohaven Pharmaceutical Holding Co., Ltd. (a)	13,800	1,068,948
Blueprint Medicines Corp. (a)	10,669	1,091,225
Bridgebio Pharma, Inc. (a)(b)	15,900	610,242
ChemoCentryx, Inc. (a)	12,000	576,000
Deciphera Pharmaceuticals, Inc. (a)	12,800	743,296
Editas Medicine, Inc. (a)	21,934	678,638
Emergent BioSolutions, Inc. (a)	8,537	768,074
Enanta Pharmaceuticals, Inc. (a)	9,883	431,195
Epizyme, Inc. (a)	34,600	427,656
Fate Therapeutics, Inc. (a)	17,600	781,440
FibroGen, Inc. (a)	21,647	830,812
Halozyme Therapeutics, Inc. (a)	36,723	1,028,244
Heron Therapeutics, Inc. (a)	39,751	648,339
Inovio Pharmaceuticals, Inc. (a)(b)	28,900	284,665
Insmed, Inc. (a)	26,736	880,684
Intercept Pharmaceuticals, Inc. (a)	13,765	382,529
Invitae Corp. (a)(b)	23,100	905,751
Ironwood Pharmaceuticals, Inc. (a)	62,072	613,271

	Shares	Value
Biotechnology (continued)
Kadmon Holdings, Inc. (a)	106,200	$361,080
Kodiak Sciences, Inc. (a)	7,700	699,237
Ligand Pharmaceuticals, Inc. (a)(b)	5,083	419,093
Madrigal Pharmaceuticals, Inc. (a)	4,267	542,976
Mirati Therapeutics, Inc. (a)	7,800	1,693,692
Myriad Genetics, Inc. (a)	32,813	407,866
Natera, Inc. (a)	13,100	881,106
Novavax, Inc. (a)	10,500	847,455
OPKO Health, Inc. (a)(b)	110,600	389,312
PTC Therapeutics, Inc. (a)	17,383	907,219
REGENXBIO, Inc. (a)	21,412	615,809
Retrophin, Inc. (a)	25,273	511,526
Sangamo Therapeutics, Inc. (a)	43,133	445,995
Sorrento Therapeutics, Inc. (a)(b)	42,200	292,868
TG Therapeutics, Inc. (a)	25,400	641,858
Turning Point Therapeutics, Inc. (a)	8,200	755,958
Twist Bioscience Corp. (a)	8,500	651,440
Ultragenyx Pharmaceutical, Inc. (a)	13,936	1,400,568
Vir Biotechnology, Inc. (a)(b)	12,600	396,144
Xencor, Inc. (a)	18,443	707,842

		31,510,193

Building Products 2.6%
American Woodmark Corp. (a)	8,500	702,185
Builders FirstSource, Inc. (a)	40,400	1,224,120
Griffon Corp.	500	10,720
Insteel Industries, Inc.	12,900	280,704
JELD-WEN Holding, Inc. (a)	48,300	1,015,749
Masonite International Corp. (a)	12,500	1,100,000
PGT Innovations, Inc. (a)	54,300	900,294
Quanex Building Products Corp.	4,400	80,080
Simpson Manufacturing Co., Inc.	10,100	896,072
UFP Industries, Inc.	25,000	1,247,750

		7,457,674

Capital Markets 1.9%
Artisan Partners Asset Management, Inc., Class A	27,600	1,105,656
Brightsphere Investment Group, Inc.	46,300	638,940
Cowen, Inc., Class A	47,400	1,017,204
Donnelley Financial Solutions, Inc. (a)	58,600	740,118
Federated Hermes, Inc.	29,500	705,050
GAMCO Investors, Inc., Class A	900	11,070
Stifel Financial Corp.	9,300	543,678
StoneX Group, Inc. (a)	16,319	864,581
Waddell & Reed Financial, Inc., Class A	2,100	32,235

		5,658,532

Chemicals 1.6%
AdvanSix, Inc. (a)	55,800	849,276
Avient Corp.	32,800	1,019,096
FutureFuel Corp.	750	8,917
GCP Applied Technologies, Inc. (a)	12,400	270,444
Ingevity Corp. (a)	9,100	499,408
Koppers Holdings, Inc. (a)	14,600	327,478

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Chemicals (continued)
Kraton Corp. (a)	1,900	$53,770
Minerals Technologies, Inc.	200	10,938
Orion Engineered Carbons S.A.	18,600	272,862
Quaker Chemical Corp.	100	19,079
Stepan Co.	10,100	1,176,044
Tredegar Corp.	12,103	176,462
Trinseo S.A.	500	15,910

		4,699,684

Commercial Services & Supplies 1.5%
ACCO Brands Corp.	35,700	188,139
Brink’s Co.	1,800	77,094
Deluxe Corp.	6,900	147,936
Herman Miller, Inc.	38,357	1,168,738
HNI Corp.	28,300	921,165
Interface, Inc.	12,600	77,238
KAR Auction Services, Inc.	1,700	24,752
Kimball International, Inc., Class B	2,700	27,810
Matthews International Corp., Class A	3,600	78,588
McGrath RentCorp.	7,300	416,684
Pitney Bowes, Inc.	94,300	500,733
Steelcase, Inc., Class A	43,400	453,096
Tetra Tech, Inc.	3,300	333,003

		4,414,976

Communications Equipment 1.1%
Calix, Inc. (a)	3,400	79,594
Cambium Networks Corp. (a)	13,900	320,256
Clearfield, Inc. (a)	5,200	108,836
Extreme Networks, Inc. (a)	222,700	904,162
Genasys, Inc. (a)	1,200	7,224
Infinera Corp. (a)	10,800	67,608
Inseego Corp. (a)(b)	800	6,960
InterDigital, Inc.	3,100	173,538
NETGEAR, Inc. (a)	23,300	718,106
NetScout Systems, Inc. (a)	6,914	141,875
PCTEL, Inc.	6,400	32,640
Ribbon Communications, Inc. (a)	50,600	218,086
Viavi Solutions, Inc. (a)	27,500	339,625

		3,118,510

Construction & Engineering 1.3%
Comfort Systems USA, Inc.	21,900	1,003,020
EMCOR Group, Inc.	14,900	1,016,031
Fluor Corp.	1,400	15,890
IES Holdings, Inc. (a)	1,100	35,112
MYR Group, Inc. (a)	5,400	230,850
Primoris Services Corp.	54,500	1,028,415
Sterling Construction Co., Inc. (a)	11,126	163,552
Tutor Perini Corp. (a)	18,300	247,233
WillScot Mobile Mini Holdings Corp. (a)	800	14,864

		3,754,967

	Shares	Value
Construction Materials 0.2%
Forterra, Inc. (a)	51,100	$666,855

Consumer Finance 0.8%
Curo Group Holdings Corp.	55,700	417,193
Enova International, Inc. (a)	39,700	609,395
Green Dot Corp., Class A (a)	22,500	1,199,700

		2,226,288

Distributors 0.1%
Core-Mark Holding Co., Inc.	8,700	237,945
Weyco Group, Inc.	1,900	30,096

		268,041

Diversified Consumer Services 0.5%
American Public Education, Inc. (a)	28,100	794,387
Carriage Services, Inc.	9,300	240,033
K12, Inc. (a)	7,300	174,251
Perdoceo Education Corp. (a)	25,000	282,250
Strategic Education, Inc.	600	49,836
Universal Technical Institute, Inc. (a)	1,900	8,721

		1,549,478

Diversified Financial Services 0.1%
A-Mark Precious Metals, Inc.	2,800	87,024
Alerus Financial Corp.	400	8,604
BBX Capital, Inc. (a)	960	3,312
Marlin Business Services Corp.	3,600	26,280
SWK Holdings Corp. (a)	900	13,005

		138,225

Diversified Telecommunication Services 0.3%
Alaska Communications Systems Group, Inc.	59,300	113,263
ATN International, Inc.	200	8,940
Bandwidth, Inc., Class A (a)	1,300	208,462
Consolidated Communications Holdings, Inc. (a)	37,300	174,191
IDT Corp., Class B (a)	35,500	338,315
Liberty Latin America, Ltd., Class C (a)	2,300	22,356

		865,527

Electrical Equipment 1.9%
Allied Motion Technologies, Inc.	4,400	166,232
Atkore International Group, Inc. (a)	44,724	925,340
AZZ, Inc.	13,359	448,729
Encore Wire Corp.	21,535	995,132
Generac Holdings, Inc. (a)	2,900	609,435
LSI Industries, Inc.	28,700	196,308
Orion Energy Systems, Inc. (a)	100	642
Plug Power, Inc. (a)	41,600	582,400
Powell Industries, Inc.	23,800	562,394
Preformed Line Products Co.	1,967	108,244
Sunrun, Inc. (a)	19,600	1,019,592

		5,614,448

12	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components 2.2%
Bel Fuse, Inc., Class B	100	$1,171
Benchmark Electronics, Inc.	32,500	676,975
Daktronics, Inc.	6,700	26,130
II-VI, Inc. (a)	13,000	591,110
Insight Enterprises, Inc. (a)	400	21,340
Kimball Electronics, Inc. (a)	57,100	692,052
Luna Innovations, Inc. (a)	700	4,417
MTS Systems Corp.	24,200	587,576
Novanta, Inc. (a)	3,400	369,648
Plexus Corp. (a)	6,100	424,194
Sanmina Corp. (a)	35,373	864,516
ScanSource, Inc. (a)	22,500	452,250
Vishay Intertechnology, Inc.	72,300	1,172,706
Vishay Precision Group, Inc. (a)	27,300	652,197

		6,536,282

Energy Equipment & Services 0.4%
Bristow Group, Inc. (a)	4,200	87,276
Exterran Corp. (a)	3,000	12,690
Matrix Service Co. (a)	9,285	70,566
NexTier Oilfield Solutions, Inc. (a)	19,900	37,611
ProPetro Holding Corp. (a)	214,600	847,670

		1,055,813

Entertainment 0.0%‡
Cinemark Holdings, Inc.	400	3,276
Glu Mobile, Inc. (a)	4,800	34,368

		37,644

Equity Real Estate Investment Trusts 4.5%
Agree Realty Corp.	6,000	372,420
Alexander’s, Inc.	100	24,319
Alpine Income Property Trust, Inc.	15,600	217,620
American Assets Trust, Inc.	300	6,279
CareTrust REIT, Inc.	39,000	666,900
Columbia Property Trust, Inc.	3,400	35,972
DiamondRock Hospitality Co.	4,000	19,760
EastGroup Properties, Inc.	6,383	849,450
First Industrial Realty Trust, Inc.	10,300	410,043
Four Corners Property Trust, Inc.	9,800	248,332
Front Yard Residential Corp.	16,400	219,596
GEO Group, Inc.	60,038	531,937
Getty Realty Corp.	20,500	538,740
Gladstone Land Corp.	2,400	33,288
Global Net Lease, Inc.	20,700	294,561
Healthcare Realty Trust, Inc.	4,900	136,220
Industrial Logistics Properties Trust	29,500	565,810
Innovative Industrial Properties, Inc.	3,700	431,531
Lexington Realty Trust	83,451	828,668
LTC Properties, Inc.	800	26,408
Macerich Co. (b)	1,000	6,960
Monmouth Real Estate Investment Corp.	44,400	614,940

	Shares	Value
Equity Real Estate Investment Trusts (continued)
National Health Investors, Inc.	10,800	$605,340
National Storage Affiliates Trust	3,200	108,448
New Senior Investment Group, Inc.	25,000	97,750
Pebblebrook Hotel Trust	3,600	43,128
Physicians Realty Trust	29,300	493,998
Piedmont Office Realty Trust, Inc., Class A	34,700	396,274
Plymouth Industrial REIT, Inc.	1,300	16,523
PotlatchDeltic Corp.	19,900	826,845
PS Business Parks, Inc.	6,621	754,992
QTS Realty Trust, Inc., Class A	9,200	565,892
Retail Properties of America, Inc., Class A	1,500	7,860
Retail Value, Inc.	3,800	47,500
RLJ Lodging Trust	2,500	20,450
Ryman Hospitality Properties, Inc.	1,700	67,745
Sabra Health Care REIT, Inc.	46,900	617,204
Service Properties Trust	5,500	39,655
SITE Centers Corp.	700	4,767
STAG Industrial, Inc.	9,000	280,080
Terreno Realty Corp.	6,200	348,936
Uniti Group, Inc.	74,300	655,326
Universal Health Realty Income Trust	700	37,429
Urban Edge Properties	2,500	23,500

		13,139,396

Food & Staples Retailing 1.0%
Andersons, Inc.	29,400	637,686
BJ’s Wholesale Club Holdings, Inc. (a)	17,700	677,733
Ingles Markets, Inc., Class A	100	3,586
Performance Food Group Co. (a)	18,500	621,785
PriceSmart, Inc.	300	20,700
SpartanNash Co.	42,200	776,902
United Natural Foods, Inc. (a)	17,100	249,147
Village Super Market, Inc., Class A	1,900	43,035

		3,030,574

Food Products 0.7%
Darling Ingredients, Inc. (a)	18,400	791,200
Fresh Del Monte Produce, Inc.	26,200	564,086
Freshpet, Inc. (a)	2,100	240,450
Seneca Foods Corp., Class A (a)	12,367	455,724
Simply Good Foods Co. (a)	100	1,880

		2,053,340

Gas Utilities 0.3%
Southwest Gas Holdings, Inc.	13,000	854,360
Spire, Inc.	1,800	100,872

		955,232

Health Care Equipment & Supplies 3.2%
AngioDynamics, Inc. (a)	1,400	14,476
Antares Pharma, Inc. (a)	110,800	302,484
AtriCure, Inc. (a)	400	13,824
Cantel Medical Corp.	300	14,352
CONMED Corp.	10,600	826,482

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
CryoPort, Inc. (a)	200	$8,028
Electromed, Inc. (a)	800	6,648
FONAR Corp. (a)	1,900	37,316
GenMark Diagnostics, Inc. (a)	51,300	626,886
Glaukos Corp. (a)	700	39,144
Integer Holdings Corp. (a)	5,674	331,646
iRhythm Technologies, Inc. (a)	2,800	592,060
Lantheus Holdings, Inc. (a)	68,400	742,824
LivaNova PLC (a)	1,100	55,374
Meridian Bioscience, Inc. (a)	49,700	852,355
Merit Medical Systems, Inc. (a)	22,200	1,111,110
Natus Medical, Inc. (a)	24,100	438,861
Neogen Corp. (a)	6,900	481,206
Nevro Corp. (a)	1,900	283,499
NuVasive, Inc. (a)	22,754	1,010,960
OraSure Technologies, Inc. (a)	51,200	764,928
Orthofix Medical, Inc. (a)	9,900	309,474
Repro-Med Systems, Inc. (a)	24,000	132,480
Shockwave Medical, Inc. (a)	500	34,160
STAAR Surgical Co. (a)	100	7,250
Surmodics, Inc. (a)	3,000	110,250
Vapotherm, Inc. (a)	1,100	32,945
Zynex, Inc. (a)(b)	3,500	44,835

		9,225,857

Health Care Providers & Services 4.4%
Amedisys, Inc. (a)	2,800	725,200
AMN Healthcare Services, Inc. (a)	1,900	124,032
Corvel Corp. (a)	7,400	675,028
Covetrus, Inc. (a)	44,700	1,103,643
Ensign Group, Inc.	19,300	1,135,612
HealthEquity, Inc. (a)	1,600	82,384
InfuSystem Holdings, Inc. (a)	11,200	137,984
LHC Group, Inc. (a)	4,600	996,130
Magellan Health, Inc. (a)	4,600	332,442
MEDNAX, Inc. (a)	900	11,475
National Healthcare Corp.	12,600	797,580
Option Care Health, Inc. (a)	25,400	338,582
Owens & Minor, Inc.	49,800	1,250,976
Pennant Group, Inc. (a)	18,600	774,876
Providence Service Corp. (a)	9,100	1,069,705
R1 RCM, Inc. (a)	7,300	130,816
RadNet, Inc. (a)	1,500	21,765
Select Medical Holdings Corp. (a)	58,200	1,221,036
Tenet Healthcare Corp. (a)	38,500	944,790
Tivity Health, Inc. (a)	37,300	512,875
Triple-S Management Corp., Class B (a)	18,700	346,324
Viemed Healthcare, Inc. (a)	3,000	24,030

		12,757,285

	Shares	Value
Health Care Technology 1.1%
Allscripts Healthcare Solutions, Inc. (a)	1,700	$17,136
Computer Programs & Systems, Inc.	7,250	202,202
HealthStream, Inc. (a)	21,026	384,776
HMS Holdings Corp. (a)	30,200	803,924
Inovalon Holdings, Inc., Class A (a)	31,200	592,488
Inspire Medical Systems, Inc. (a)	2,200	262,746
NextGen Healthcare, Inc. (a)	36,000	489,600
Omnicell, Inc. (a)	6,200	536,610
Phreesia, Inc. (a)	500	18,485
Schrodinger, Inc. (a)	200	9,756
Tabula Rasa Healthcare, Inc. (a)(b)	600	20,724

		3,338,447

Hotels, Restaurants & Leisure 2.6%
Bloomin’ Brands, Inc.	1,100	15,378
Bluegreen Vacations Corp.	13,700	66,719
Bluegreen Vacations Holding Corp.	960	7,824
Boyd Gaming Corp.	2,700	85,644
Brinker International, Inc.	19,200	835,968
Caesars Entertainment, Inc. (a)	14,900	667,818
Churchill Downs, Inc.	1,700	253,555
Cracker Barrel Old Country Store, Inc.	500	56,910
Del Taco Restaurants, Inc. (a)	68,000	504,220
Fiesta Restaurant Group, Inc. (a)	16,500	142,560
Golden Entertainment, Inc. (a)	2,600	33,436
Hilton Grand Vacations, Inc. (a)	12,300	253,380
Jack in the Box, Inc.	3,200	256,192
Monarch Casino & Resort, Inc. (a)	5,800	251,662
Nathan’s Famous, Inc.	200	10,152
Papa John’s International, Inc.	6,000	459,600
Penn National Gaming, Inc. (a)	25,000	1,349,500
RCI Hospitality Holdings, Inc.	18,100	387,340
Red Rock Resorts, Inc., Class A	4,600	87,952
Scientific Games Corp., Class A (a)	3,700	117,956
Texas Roadhouse, Inc.	6,315	442,239
Twin River Worldwide Holdings, Inc.	40,400	980,508
Wingstop, Inc.	2,700	314,091

		7,580,604

Household Durables 3.2%
Beazer Homes USA, Inc. (a)	66,900	814,842
Cavco Industries, Inc. (a)	2,900	499,206
Century Communities, Inc. (a)	13,600	528,224
Ethan Allen Interiors, Inc.	2,500	40,125
Green Brick Partners, Inc. (a)	32,200	576,058
Hamilton Beach Brands Holding Co., Class A	8,100	178,605
Hooker Furniture Corp.	800	22,000
KB Home	1,300	41,925
La-Z-Boy, Inc.	15,000	513,450
Lifetime Brands, Inc.	1,700	17,085
M/I Homes, Inc. (a)	22,600	924,792
MDC Holdings, Inc.	22,900	996,608
Meritage Homes Corp. (a)	14,000	1,219,260

14	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Household Durables (continued)
Taylor Morrison Home Corp. (a)	13,400	$289,440
TopBuild Corp. (a)	8,400	1,286,964
TRI Pointe Group, Inc. (a)	51,700	849,431
Tupperware Brands Corp.	6,500	206,180
Turtle Beach Corp. (a)	400	7,208
VOXX International Corp. (a)	16,400	185,812

		9,197,215

Household Products 0.4%
Central Garden & Pet Co., Class A (a)	30,300	1,072,317
Oil-Dri Corp. of America	2,000	68,320

		1,140,637

Independent Power & Renewable Electricity Producers 0.8%
Atlantic Power Corp. (a)(b)	8,200	16,318
Clearway Energy, Inc.
Class A	39,700	1,040,537
Class C	15,100	425,216
Ormat Technologies, Inc.	2,000	141,740
Sunnova Energy International, Inc. (a)	34,300	825,258

		2,449,069

Insurance 1.5%
American Equity Investment Life Holding Co.	22,200	551,004
AMERISAFE, Inc.	4,200	247,716
CNO Financial Group, Inc.	17,700	314,175
Crawford & Co., Class A	900	5,760
Donegal Group, Inc., Class A	3,300	47,883
eHealth, Inc. (a)	1,900	127,509
Employers Holdings, Inc.	12,304	393,851
FedNat Holding Co.	7,000	35,910
Global Indemnity Group LLC, Class A	500	12,255
Heritage Insurance Holdings, Inc.	9,700	91,568
Horace Mann Educators Corp.	12,900	437,439
Kinsale Capital Group, Inc.	600	112,482
National Western Life Group, Inc., Class A	2,000	339,260
Palomar Holdings, Inc. (a)	100	8,917
ProSight Global, Inc. (a)	1,100	13,013
Protective Insurance Corp., Class B	1,100	14,465
Safety Insurance Group, Inc.	400	28,000
Stewart Information Services Corp.	23,862	1,011,510
Trupanion, Inc. (a)	3,600	257,544
Universal Insurance Holdings, Inc.	18,800	234,436
Watford Holdings, Ltd. (a)	1,500	54,000

		4,338,697

Interactive Media & Services 0.5%
Cargurus, Inc. (a)	7,700	153,461
Cars.com, Inc. (a)	66,300	489,957
DHI Group, Inc. (a)	56,100	94,809
Eventbrite, Inc., Class A (a)(b)	700	6,461
Yelp, Inc. (a)	28,900	568,463

		1,313,151

	Shares	Value
Internet & Direct Marketing Retail 1.2%
1-800-Flowers.com, Inc., Class A (a)	37,050	$734,701
CarParts.com, Inc. (a)	6,200	78,678
Groupon, Inc. (a)	5,400	104,706
Lands’ End, Inc. (a)	24,000	385,200
Liquidity Services, Inc. (a)	5,400	46,062
Overstock.com, Inc. (a)	5,300	297,330
PetMed Express, Inc. (b)	6,100	180,438
Shutterstock, Inc.	6,400	418,880
Stamps.com, Inc. (a)	5,900	1,317,116

		3,563,111

IT Services 1.6%
Brightcove, Inc. (a)	27,800	351,670
Conduent, Inc. (a)	282,400	984,164
CSG Systems International, Inc.	2,400	90,912
Endurance International Group Holdings, Inc. (a)	161,400	937,734
EVERTEC, Inc.	600	19,968
KBR, Inc.	500	11,145
Limelight Networks, Inc. (a)	42,700	150,731
ManTech International Corp., Class A	5,300	343,864
Perspecta, Inc.	39,400	706,442
PFSweb, Inc. (a)	4,200	26,040
Sykes Enterprises, Inc. (a)	27,700	948,448
TTEC Holdings, Inc.	1,700	93,126
Tucows, Inc., Class A (a)	300	22,137

		4,686,381

Leisure Products 0.9%
Escalade, Inc.	10,600	197,266
Johnson Outdoors, Inc., Class A	2,100	183,393
Malibu Boats, Inc., Class A (a)	18,200	925,106
MasterCraft Boat Holdings, Inc. (a)	39,400	812,428
Nautilus, Inc. (a)	23,200	503,208
YETI Holdings, Inc. (a)	300	14,844

		2,636,245

Life Sciences Tools & Services 0.9%
Harvard Bioscience, Inc. (a)	100	338
Luminex Corp.	21,800	480,472
Medpace Holdings, Inc. (a)	11,700	1,297,998
NanoString Technologies, Inc. (a)	100	3,665
NeoGenomics, Inc. (a)	400	15,692
Pacific Biosciences of California, Inc. (a)	14,500	190,095
Syneos Health, Inc. (a)	10,700	567,956

		2,556,216

Machinery 3.0%
Alamo Group, Inc.	800	96,264
Altra Industrial Motion Corp.	1,100	47,036
Blue Bird Corp. (a)	3,700	42,698
Columbus McKinnon Corp.	4,600	155,894
EnPro Industries, Inc.	6,700	395,434
Evoqua Water Technologies Corp. (a)	41,200	944,716

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Machinery (continued)
Franklin Electric Co., Inc.	21,700	$1,296,141
Helios Technologies, Inc.	3,600	150,624
Hyster-Yale Materials Handling, Inc.	4,100	173,840
L.B. Foster Co., Class A (a)	17,436	236,432
Luxfer Holdings PLC	300	3,726
Lydall, Inc. (a)	16,800	332,472
Manitowoc Co., Inc. (a)	10,500	79,065
Meritor, Inc. (a)	5,030	122,430
Miller Industries, Inc.	3,549	106,257
Mueller Industries, Inc.	39,784	1,150,951
Mueller Water Products, Inc., Class A	100,800	1,044,288
Navistar International Corp. (a)	28,300	1,220,013
Rexnord Corp.	1,500	48,120
SPX Corp. (a)	23,900	1,013,121
Tennant Co.	830	49,485
Watts Water Technologies, Inc., Class A	1,400	155,078

		8,864,085

Marine 0.4%
Costamare, Inc.	9,600	54,624
Matson, Inc.	19,900	1,033,805
Safe Bulkers, Inc. (a)	7,200	6,384

		1,094,813

Media 0.4%
Cardlytics, Inc. (a)(b)	100	7,382
Entravision Communications Corp., Class A	161,128	294,864
Fluent, Inc. (a)	59,600	151,980
Scholastic Corp.	2,200	43,472
TEGNA, Inc.	400	4,812
Tribune Publishing Co.	11,200	128,352
WideOpenWest, Inc. (a)	77,400	386,226

		1,017,088

Metals & Mining 1.3%
Alcoa Corp. (a)	7,700	99,484
Allegheny Technologies, Inc. (a)	600	5,526
Arconic Corp. (a)	13,900	302,186
Caledonia Mining Corp. PLC	32,100	524,193
Coeur Mining, Inc. (a)	5,600	39,592
Commercial Metals Co.	800	16,520
Gold Resource Corp.	32,054	87,828
Hecla Mining Co.	78,800	360,904
Kaiser Aluminum Corp.	14,200	893,606
Materion Corp.	600	30,714
Novagold Resources, Inc. (a)	1,500	15,540
Ryerson Holding Corp. (a)	39,200	308,504
Schnitzer Steel Industries, Inc., Class A	46,700	980,700
SunCoke Energy, Inc.	9,300	32,457
Warrior Met Coal, Inc.	9,600	144,000

		3,841,754

	Shares	Value
Mortgage Real Estate Investment Trusts 0.8%
Apollo Commercial Real Estate Finance, Inc.	8,000	$69,600
Ares Commercial Real Estate Corp.	42,000	391,020
Capstead Mortgage Corp.	21,700	110,887
Cherry Hill Mortgage Investment Corp.	78,300	717,228
Chimera Investment Corp.	94,000	784,900
Granite Point Mortgage Trust, Inc.	16,700	112,558
MFA Financial, Inc.	2,800	7,896
Two Harbors Investment Corp.	6,200	31,372

		2,225,461

Multiline Retail 0.4%
Big Lots, Inc.	24,300	1,156,680
Macy’s, Inc. (b)	10,700	66,447

		1,223,127

Oil, Gas & Consumable Fuels 1.4%
Arch Resources, Inc.	2,100	64,155
Ardmore Shipping Corp.	23,300	65,240
Berry Corp.	11,600	30,392
Bonanza Creek Energy, Inc. (a)	48,900	866,019
CNX Resources Corp. (a)	70,000	679,000
DHT Holdings, Inc.	25,700	123,617
Diamond S Shipping, Inc. (a)	27,600	156,216
Dorian LPG, Ltd. (a)	64,300	527,260
Ovintiv, Inc.	5,400	49,680
PDC Energy, Inc. (a)	600	7,152
Renewable Energy Group, Inc. (a)	11,200	631,680
World Fuel Services Corp.	48,500	1,020,925

		4,221,336

Paper & Forest Products 0.2%
Boise Cascade Co.	13,400	514,292
Domtar Corp.	2,900	69,252

		583,544

Personal Products 0.6%
LifeVantage Corp. (a)	21,000	232,050
Medifast, Inc.	7,200	1,011,528
Nature’s Sunshine Products, Inc. (a)	4,400	45,848
USANA Health Sciences, Inc. (a)	6,300	476,595

		1,766,021

Pharmaceuticals 2.7%
Amneal Pharmaceuticals, Inc. (a)	19,500	81,120
Amphastar Pharmaceuticals, Inc. (a)	47,200	924,648
ANI Pharmaceuticals, Inc. (a)	2,514	64,082
Avenue Therapeutics, Inc. (a)(b)	200	628
Axsome Therapeutics, Inc. (a)	100	6,631
BioDelivery Sciences International, Inc. (a)	127,800	403,848
Corcept Therapeutics, Inc. (a)	55,100	924,578
Durect Corp. (a)	5,100	9,206
Endo International PLC (a)	34,278	156,650
Harrow Health, Inc. (a)	32,300	153,748
Innoviva, Inc. (a)	57,900	625,899
Intersect ENT, Inc. (a)	24,000	372,000

16	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Intra-Cellular Therapies, Inc. (a)	400	$9,868
MyoKardia, Inc. (a)	7,500	1,676,475
Pacira BioSciences, Inc. (a)	14,388	752,492
Phibro Animal Health Corp., Class A	18,592	305,653
Prestige Consumer Healthcare, Inc. (a)	30,400	1,004,112
Strongbridge Biopharma PLC (a)	9,700	18,915
Supernus Pharmaceuticals, Inc. (a)	21,800	400,248
Zogenix, Inc. (a)	400	8,528

		7,899,329

Professional Services 1.1%
CRA International, Inc.	100	4,095
Heidrick & Struggles International, Inc.	500	11,425
Insperity, Inc.	14,900	1,141,042
Kelly Services, Inc., Class A	21,600	375,408
Kforce, Inc.	28,200	978,540
Mastech Digital, Inc. (a)	8,700	136,416
TriNet Group, Inc. (a)	1,900	130,948
TrueBlue, Inc. (a)	19,700	305,744

		3,083,618

Real Estate 0.3%
eXp World Holdings, Inc. (a)	6,100	258,579
Redfin Corp. (a)	13,100	547,187

		805,766

Real Estate Management & Development 0.4%
Newmark Group, Inc., Class A	12,200	57,767
Realogy Holdings Corp. (a)	82,100	916,236
RMR Group, Inc., Class A	11,000	293,260

		1,267,263

Road & Rail 0.8%
ArcBest Corp.	30,900	943,068
Covenant Logistics Group, Inc. (a)	21,100	290,547
Marten Transport, Ltd.	8,700	133,502
U.S. Xpress Enterprises, Inc., Class A (a)	19,400	139,874
Universal Logistics Holdings, Inc.	700	13,811
Werner Enterprises, Inc.	18,900	718,578

		2,239,380

Semiconductors & Semiconductor Equipment 3.7%
Advanced Energy Industries, Inc. (a)	18,707	1,262,161
Alpha & Omega Semiconductor, Ltd. (a)	41,700	661,362
Amkor Technology, Inc. (a)	87,024	1,031,234
Axcelis Technologies, Inc. (a)	26,600	587,062
CEVA, Inc. (a)	1,100	44,352
CyberOptics Corp. (a)	6,800	156,672
Diodes, Inc. (a)	19,100	1,104,553
FormFactor, Inc. (a)	44,600	1,264,410
Ichor Holdings, Ltd. (a)	36,676	853,084
Lattice Semiconductor Corp. (a)	17,500	610,750
MACOM Technology Solutions Holdings, Inc. (a)	4,700	171,550

	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
MaxLinear, Inc. (a)	35,300	$933,332
NeoPhotonics Corp. (a)	2,200	14,982
NVE Corp.	1,800	83,034
Photronics, Inc. (a)	72,737	709,186
Rambus, Inc. (a)	11,800	162,722
Semtech Corp. (a)	200	10,978
Silicon Laboratories, Inc. (a)	1,600	163,936
Smart Global Holdings, Inc. (a)	7,000	184,730
Ultra Clean Holdings, Inc. (a)	42,100	896,309

		10,906,399

Software 6.5%
A10 Networks, Inc. (a)	81,800	551,332
Alarm.com Holdings, Inc. (a)	1,200	69,996
American Software, Inc., Class A	16,000	234,880
Appfolio, Inc., Class A (a)	2,400	342,888
Appian Corp. (a)(b)	4,200	265,860
Avaya Holdings Corp. (a)	65,129	1,120,219
Blackbaud, Inc.	5,987	295,398
Blackline, Inc. (a)	6,600	644,688
Bottomline Technologies, Inc. (a)	600	23,832
Box, Inc., Class A (a)	73,000	1,131,500
Cerence, Inc. (a)	3,500	191,030
ChannelAdvisor Corp. (a)	58,700	950,940
Cloudera, Inc. (a)	22,300	216,756
CommVault Systems, Inc. (a)	27,801	1,100,642
Cornerstone OnDemand, Inc. (a)	6,919	262,853
Digital Turbine, Inc. (a)	7,200	206,352
Domo, Inc., Class B (a)	9,700	308,169
eGgain Corp. (a)	3,100	49,135
Envestnet, Inc. (a)	6,200	475,788
J2 Global, Inc. (a)	900	61,092
LivePerson, Inc. (a)	1,700	90,882
MicroStrategy, Inc., Class A (a)	5,478	915,209
Mimecast, Ltd. (a)	26,500	1,012,565
Mitek Systems, Inc. (a)	75,600	941,220
Progress Software Corp.	30,306	1,102,229
PROS Holdings, Inc. (a)	500	14,085
Q2 Holdings, Inc. (a)	6,500	593,060
Rapid7, Inc. (a)	700	43,351
Rimini Street, Inc. (a)	73,200	232,044
SailPoint Technologies Holding, Inc. (a)	8,300	344,533
Sapiens International Corp. N.V.	20,100	545,313
SPS Commerce, Inc. (a)	16,308	1,395,802
SVMK, Inc. (a)	31,300	655,109
Telenav, Inc. (a)	10,700	43,549
Tenable Holdings, Inc. (a)	300	10,233
Varonis Systems, Inc. (a)	900	104,013
Verint Systems, Inc. (a)	25,800	1,251,816
Workiva, Inc. (a)	4,300	237,833
Xperi Holding Corp.	9,800	121,520
Zix Corp. (a)	145,400	891,302

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Software (continued)
Zuora, Inc., Class A (a)	6,900	$66,378

		19,115,396

Specialty Retail 4.0%
Aaron’s Holdings Co., Inc.	21,600	1,128,816
America’s Car-Mart, Inc. (a)	3,500	302,820
American Eagle Outfitters, Inc.	3,800	52,098
Asbury Automotive Group, Inc. (a)	4,500	463,410
Bed Bath & Beyond, Inc.	14,400	285,120
Caleres, Inc.	20,000	153,600
Citi Trends, Inc.	20,200	527,422
Envela Corp. (a)	4,000	16,160
Haverty Furniture Cos., Inc.	1,100	27,522
Hibbett Sports, Inc. (a)	3,100	117,211
Lithia Motors, Inc., Class A	4,900	1,124,893
Lumber Liquidators Holdings, Inc. (a)	1,400	30,968
MarineMax, Inc. (a)	34,400	1,031,312
Michaels Cos., Inc. (a)	17,700	143,547
Murphy USA, Inc. (a)	10,146	1,240,754
ODP Corp.	49,166	958,737
Onewater Marine, Inc., Class A (a)	5,200	96,876
Rent-A-Center, Inc.	35,400	1,093,860
RH (a)	2,300	771,029
Sleep Number Corp. (a)	16,400	1,039,104
Sportsman’s Warehouse Holdings, Inc. (a)	63,600	828,072
Urban Outfitters, Inc. (a)	300	6,702
Winmark Corp.	600	101,646
Zumiez, Inc. (a)	3,100	86,800

		11,628,479

Textiles, Apparel & Luxury Goods 1.0%
Crocs, Inc. (a)	4,000	209,320
Deckers Outdoor Corp. (a)	7,000	1,773,590
Rocky Brands, Inc.	27,945	751,721
Steven Madden, Ltd.	2,200	52,822
Superior Group of Cos., Inc.	2,300	49,726
Vera Bradley, Inc. (a)	13,200	83,688

		2,920,867

Thrifts & Mortgage Finance 1.3%
Bridgewater Bancshares, Inc. (a)	17,634	195,914
Flagstar Bancorp, Inc.	34,998	1,027,191
FS Bancorp, Inc.	7,153	331,255
HomeStreet, Inc.	2,500	77,675
Luther Burbank Corp.	8,536	80,495
Merchants Bancorp	31,900	688,402
Meridian Bancorp, Inc.	69,700	867,765
Mr. Cooper Group, Inc. (a)	200	4,216
NMI Holdings, Inc., Class A (a)	200	4,298
OP Bancorp.	23,500	151,105
PennyMac Financial Services, Inc.	2,300	116,886

	Shares	Value
Thrifts & Mortgage Finance (continued)
Provident Financial Services, Inc.	2,100	$28,497
Radian Group, Inc.	9,200	165,140
Riverview Bancorp, Inc.	6,700	31,423
Sterling Bancorp, Inc.	700	2,471
Territorial Bancorp, Inc.	700	14,847
Waterstone Financial, Inc.	200	3,376

		3,790,956

Tobacco 0.1%
Universal Corp.	960	38,256
Vector Group, Ltd.	27,800	255,482

		293,738

Trading Companies & Distributors 1.1%
GMS, Inc. (a)	35,200	795,520
Herc Holdings, Inc. (a)	1,900	84,284
Lawson Products, Inc. (a)	300	12,363
Rush Enterprises, Inc.
Class A	31,350	1,123,584
Class B	4,750	149,387
Systemax, Inc.	4,500	127,935
Textainer Group Holdings, Ltd. (a)	4,800	69,408
Triton International, Ltd.	23,200	855,616
Veritiv Corp. (a)	2,500	36,000

		3,254,097

Water Utilities 0.8%
American States Water Co.	2,589	193,372
Artesian Resources Corp., Class A	5,684	200,247
California Water Service Group	8,779	391,280
Consolidated Water Co., Ltd.	70,924	713,496
Middlesex Water Co.	400	25,656
Pure Cycle Corp. (a)	16,800	147,840
SJW Corp.	6,603	400,736
York Water Co.	5,900	249,275

		2,321,902

Wireless Telecommunication Services 0.0%‡
Shenandoah Telecommunications Co.	400	17,448
Spok Holdings, Inc.	500	4,540

		21,988

Total Common Stocks (Cost $269,872,605)		288,231,251

Exchange-Traded Fund 1.5%
iShares Russell 2000 ETF (b)	28,265	4,327,089

Total Exchange-Traded Fund (Cost $4,303,147)		4,327,089

18	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Short-Term Investments 1.7%
Affiliated Investment Company 0.0%‡
MainStay U.S. Government Liquidity Fund, 0.02% (c)	14,110	$14,110

Unaffiliated Investment Company 1.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09% (c)(d)	5,084,301	5,084,301

Total Short-Term Investments (Cost $5,098,411)		5,098,411

Total Investments (Cost $279,274,163)	101.9%	297,656,751
Other Assets, Less Liabilities	(1.9)	(5,468,356)
Net Assets	100.0%	$292,188,395
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of October 31, 2020, the aggregate market value of securities on loan was $8,064,233; the total market value of collateral held by the Fund was $8,557,477. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,473,176 (See Note 2(H)).

(c)	Current yield as of October 31, 2020.

(d)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$288,231,251	$—	$—	$288,231,251
Exchange-Traded Fund	4,327,089	—	—	4,327,089
Short-Term Investments
Affiliated Investment Company	14,110	—	—	14,110
Unaffiliated Investment Company	5,084,301	—	—	5,084,301

Total Short-Term Investments	5,098,411	—	—	5,098,411

Total Investments in Securities	$297,656,751	$—	$—	$297,656,751

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $279,260,053) including securities on loan of $8,064,233	$297,642,641
Investment in affiliated investment company, at value (identified cost $14,110)	14,110
Receivables:
Dividends	145,787
Fund shares sold	20,248
Securities lending	10,956
Investment securities sold	3,220
Other assets	29,730

Total assets	297,866,692

Liabilities
Cash collateral received for securities on loan	5,084,301
Payables:
Manager (See Note 3)	209,305
Fund shares redeemed	196,229
Transfer agent (See Note 3)	77,559
NYLIFE Distributors (See Note 3)	42,165
Shareholder communication	32,182
Professional fees	21,691
Custodian	11,296
Trustees	387
Accrued expenses	3,182

Total liabilities	5,678,297

Net assets	$292,188,395

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$12,834
Additional paid-in capital	309,711,551

309,724,385
Total distributable earnings (loss)	(17,535,990)

Net assets	$292,188,395

Class A
Net assets applicable to outstanding shares	$115,403,381

Shares of beneficial interest outstanding	5,102,830

Net asset value per share outstanding	$22.62
Maximum sales charge (5.50% of offering price)	1.32

Maximum offering price per share outstanding	$23.94

Investor Class
Net assets applicable to outstanding shares	$41,546,915

Shares of beneficial interest outstanding	1,876,679

Net asset value per share outstanding	$22.14
Maximum sales charge (5.00% of offering price)	1.17

Maximum offering price per share outstanding	$23.31

Class B
Net assets applicable to outstanding shares	$4,447,066

Shares of beneficial interest outstanding	233,554

Net asset value and offering price per share outstanding	$19.04

Class C
Net assets applicable to outstanding shares	$3,201,309

Shares of beneficial interest outstanding	168,214

Net asset value and offering price per share outstanding	$19.03

Class I
Net assets applicable to outstanding shares	$127,115,056

Shares of beneficial interest outstanding	5,432,081

Net asset value and offering price per share outstanding	$23.40

Class R1
Net assets applicable to outstanding shares	$44,035

Shares of beneficial interest outstanding	1,889

Net asset value and offering price per share outstanding	$23.31

Class R2
Net assets applicable to outstanding shares	$87,525

Shares of beneficial interest outstanding	3,890

Net asset value and offering price per share outstanding	$22.50

Class R3
Net assets applicable to outstanding shares	$343,108

Shares of beneficial interest outstanding	15,350

Net asset value and offering price per share outstanding	$22.35

20	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$2,803,759
Securities lending	78,573
Dividends-affiliated	1,271

Total income	2,883,603

Expenses
Manager (See Note 3)	2,445,808
Distribution/Service—Class A (See Note 3)	303,642
Distribution/Service—Investor Class (See Note 3)	107,982
Distribution/Service—Class B (See Note 3)	55,075
Distribution/Service—Class C (See Note 3)	41,917
Distribution/Service—Class R2 (See Note 3)	223
Distribution/Service—Class R3 (See Note 3)	1,656
Transfer agent (See Note 3)	496,832
Registration	115,962
Professional fees	84,451
Custodian	75,757
Shareholder communication	51,128
Trustees	7,234
Shareholder service (See Note 3)	475
Miscellaneous	20,121

Total expenses before waiver/reimbursement	3,808,263
Expense waiver/reimbursement from Manager (See Note 3)	(98,935)

Net expenses	3,709,328

Net investment income (loss)	(825,725)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(31,360,140)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	5,309,960

Net realized and unrealized gain (loss)	(26,050,180)

Net increase (decrease) in net assets resulting from operations	$(26,875,905)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $4,306.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(825,725)	$1,642,566
Net realized gain (loss)	(31,360,140)	(3,656,329)
Net change in unrealized appreciation (depreciation)	5,309,960	8,634,669

Net increase (decrease) in net assets resulting from operations	(26,875,905)	6,620,906

Distributions to shareholders:
Class A	(282,121)	(22,158,344)
Investor Class	(788)	(6,953,040)
Class B	—	(1,704,580)
Class C	—	(2,258,032)
Class I	(535,257)	(42,922,944)
Class R1	(203)	(8,911)
Class R2	(155)	(19,726)
Class R3	—	(29,548)

	(818,524)	(76,055,125)

Distributions to shareholders from return of capital:
Class A	(112,552)	—
Investor Class	(315)	—
Class I	(213,538)	—
Class R1	(81)	—
Class R2	(62)	—

	(326,548)	—

Total distributions to shareholders	(1,145,072)	(76,055,125)

Capital share transactions:
Net proceeds from sale of shares	19,857,172	77,148,002
Net asset value of shares issued to shareholders in reinvestment of distributions	1,124,044	74,731,164
Cost of shares redeemed	(51,616,882)	(267,808,665)

Increase (decrease) in net assets derived from capital share transactions	(30,635,666)	(115,929,499)

Net increase (decrease) in net assets	(58,656,643)	(185,363,718)

Net Assets
Beginning of year	350,845,038	536,208,756

End of year	$292,188,395	$350,845,038

22	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020	2019	2018	2017	2016

Net asset value at beginning of year	$24.59	$28.34	$31.91	$26.45	$26.35

Net investment income (loss) (a)	(0.07)	0.07	0.06	0.03	0.22

Net realized and unrealized gain (loss) on investments	(1.83)	0.24	(0.98)	5.54	(0.09)

Total from investment operations	(1.90)	0.31	(0.92)	5.57	0.13

Less distributions:

From net investment income	(0.05)	(0.05)	—	(0.11)	(0.03)

From net realized gain on investments	—	(4.01)	(2.65)	—	—

Return of capital	(0.02)	—	—	—	—

Total distributions	(0.07)	(4.06)	(2.65)	(0.11)	(0.03)

Net asset value at end of year	$22.62	$24.59	$28.34	$31.91	$26.45

Total investment return (b)	(7.76%)	1.41%	(3.48%)	21.09%	0.49%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.30%)	0.27%	0.19%	0.10%	0.85%

Net expenses (c)	1.25%	1.25%	1.23%	1.24%	1.25%

Portfolio turnover rate	208%	205%	92%	60%	65%

Net assets at end of year (in 000’s)	$115,403	$141,548	$155,636	$163,350	$114,041

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Investor Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$24.07	$27.85	$31.48	$26.09	$26.05

Net investment income (loss) (a)	(0.13)	(0.01)	(0.02)	(0.05)	0.14

Net realized and unrealized gain (loss) on investments	(1.80)	0.24	(0.96)	5.48	(0.10)

Total from investment operations	(1.93)	0.23	(0.98)	5.43	0.04

Less distributions:

From net investment income	(0.00)‡	—	—	(0.04)	—

From net realized gain on investments	—	(4.01)	(2.65)	—	—

Return of capital	(0.00)‡	—	—	—	—

Total distributions	(0.00)‡	(4.01)	(2.65)	(0.04)	—

Net asset value at end of year	$22.14	$24.07	$27.85	$31.48	$26.09

Total investment return (b)	(8.02%)	1.09%	(3.74%)	20.82%	0.15%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.57%)	(0.05%)	(0.06%)	(0.16%)	0.57	%(c)

Net expenses (d)	1.52%	1.55%	1.49%	1.50%	1.52	%(e)

Expenses (before waiver/reimbursement) (d)	1.70%	1.64%	1.56%	1.50%	1.52	%(e)

Portfolio turnover rate	208%	205%	92%	60%	65%

Net assets at end of year (in 000’s)	$41,547	$49,342	$48,569	$57,488	$79,614

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.56%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.53%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020	2019	2018	2017	2016

Net asset value at beginning of year	$20.86	$24.83	$28.54	$23.80	$23.94

Net investment income (loss) (a)	(0.25)	(0.16)	(0.22)	(0.23)	(0.03)

Net realized and unrealized gain (loss) on investments	(1.57)	0.20	(0.84)	4.97	(0.11)

Total from investment operations	(1.82)	0.04	(1.06)	4.74	(0.14)

Less distributions:

From net realized gain on investments	—	(4.01)	(2.65)	—	—

Net asset value at end of year	$19.04	$20.86	$24.83	$28.54	$23.80

Total investment return (b)	(8.72%)	0.35%	(4.46%)	19.92%	(0.58%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(1.30%)	(0.74%)	(0.80%)	(0.86%)	(0.15	%)(c)

Net expenses (d)	2.27%	2.30%	2.24%	2.25%	2.27	% (e)

Expenses (before waiver/reimbursement) (d)	2.45%	2.39%	2.31%	2.25%	2.27	% (e)

Portfolio turnover rate	208%	205%	92%	60%	65%

Net assets at end of year (in 000’s)	$4,447	$7,442	$10,698	$15,188	$17,670

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.16)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.28%.

	Year ended October 31,

Class C	2020	2019	2018	2017	2016

Net asset value at beginning of year	$20.84	$24.81	$28.52	$23.79	$23.93

Net investment income (loss) (a)	(0.25)	(0.13)	(0.22)	(0.24)	(0.04)

Net realized and unrealized gain (loss) on investments	(1.56)	0.17	(0.84)	4.97	(0.10)

Total from investment operations	(1.81)	0.04	(1.06)	4.73	(0.14)

Less distributions:

From net realized gain on investments	—	(4.01)	(2.65)	—	—

Net asset value at end of year	$19.03	$20.84	$24.81	$28.52	$23.79

Total investment return (b)	(8.69%)	0.35%	(4.47%)	19.88%	(0.59%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(1.30%)	(0.60%)	(0.81%)	(0.88%)	(0.16	%)(c)

Net expenses (d)	2.27%	2.30%	2.24%	2.25%	2.27	% (e)

Expenses (before waiver/reimbursement) (d)	2.45%	2.39%	2.31%	2.25%	2.27	% (e)

Portfolio turnover rate	208%	205%	92%	60%	65%

Net assets at end of year (in 000’s)	$3,201	$5,469	$14,156	$17,770	$17,921

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.17)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.28%.

24	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020	2019	2018	2017	2016

Net asset value at beginning of year	$25.44	$29.19	$32.72	$27.11	$27.02

Net investment income (loss) (a)	(0.01)	0.17	0.14	0.11	0.29

Net realized and unrealized gain (loss) on investments	(1.90)	0.22	(1.02)	5.68	(0.10)

Total from investment operations	(1.91)	0.39	(0.88)	5.79	0.19

Less distributions:

From net investment income	(0.09)	(0.13)	—	(0.18)	(0.10)

From net realized gain on investments	—	(4.01)	(2.65)	—	—

Return of capital	(0.04)	—	—	—	—

Total distributions	(0.13)	(4.14)	(2.65)	(0.18)	(0.10)

Net asset value at end of year	$23.40	$25.44	$29.19	$32.72	$27.11

Total investment return (b)	(7.55%)	1.67%	(3.26%)	21.40%	0.71%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.06)%	0.66%	0.45%	0.36%	1.10%

Net expenses (c)	1.00%	1.00%	0.98%	0.99%	1.00%

Portfolio turnover rate	208%	205%	92%	60%	65%

Net assets at end of year (in 000’s)	$127,115	$146,525	$306,746	$332,900	$325,316

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,

Class R1	2020	2019	2018	2017	2016

Net asset value at beginning of year	$25.34	$29.09	$32.65	$27.05	$26.96

Net investment income (loss) (a)	(0.04)	0.10	0.12	0.08	0.26

Net realized and unrealized gain (loss) on investments	(1.88)	0.26	(1.03)	5.68	(0.10)

Total from investment operations	(1.92)	0.36	(0.91)	5.76	0.16

Less distributions:

From net investment income	(0.08)	(0.10)	—	(0.16)	(0.07)

From net realized gain on investments	—	(4.01)	(2.65)	—	—

Return of capital	(0.03)	—	—	—	—

Total distributions	(0.11)	(4.11)	(2.65)	(0.16)	(0.07)

Net asset value at end of year	$23.31	$25.34	$29.09	$32.65	$27.05

Total investment return (b)	(7.62%)	1.57%	(3.36%)	21.34%	0.61%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.18%)	0.41%	0.38%	0.25%	0.97%

Net expenses (c)	1.10%	1.10%	1.08%	1.09%	1.10%

Portfolio turnover rate	208%	205%	92%	60%	65%

Net assets at end of year (in 000’s)	$44	$65	$63	$97	$85

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R2	2020	2019	2018	2017	2016

Net asset value at beginning of year	$24.47	$28.21	$31.81	$26.37	$26.28

Net investment income (loss) (a)	(0.09)	0.04	0.03	(0.01)	0.19

Net realized and unrealized gain (loss) on investments	(1.83)	0.25	(0.98)	5.54	(0.10)

Total from investment operations	(1.92)	0.29	(0.95)	5.53	0.09

Less distributions:

From net investment income	(0.04)	(0.02)	—	(0.09)	(0.00	)‡

From net realized gain on investments	—	(4.01)	(2.65)	—	—

Return of capital	(0.01)	—	—	—	—

Total distributions	(0.05)	(4.03)	(2.65)	(0.09)	(0.00	)‡

Net asset value at end of year	$22.50	$24.47	$28.21	$31.81	$26.37

Total investment return (b)	(7.84%)	1.30%	(3.59%)	21.00%	0.34	%(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.40%)	0.18%	0.09%	(0.03%)	0.73%

Net expenses (d)	1.35%	1.35%	1.33%	1.34%	1.35%

Portfolio turnover rate	208%	205%	92%	60%	65%

Net assets at end of year (in 000’s)	$88	$111	$137	$137	$112

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,				February 29, 2016^ through October 31,

Class R3	2020	2019	2018	2017	2016

Net asset value at beginning of period	$24.32	$28.11	$31.78	$26.39	$23.88

Net investment income (loss) (a)	(0.15)	(0.04)	(0.05)	(0.10)	(0.01)

Net realized and unrealized gain (loss) on investments	(1.82)	0.26	(0.97)	5.55	2.52

Total from investment operations	(1.97)	0.22	(1.02)	5.45	2.51

Less distributions:

From net investment income	—	—	—	(0.06)	—

From net realized gain on investments	—	(4.01)	(2.65)	—	—

Total distributions	—	(4.01)	(2.65)	(0.06)	—

Net asset value at end of period	$22.35	$24.32	$28.11	$31.78	$26.39

Total investment return (b)	(8.10%)	1.04%	(3.83%)	20.68%	10.51	% (c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.67%)	(0.15%)	(0.15%)	(0.32%)	(0.07	%)††(d)

Net expenses (e)	1.60%	1.60%	1.58%	1.59%	1.60	% ††(f)

Portfolio turnover rate	208%	205%	92%	60%	65%

Net assets at end of period (in 000’s)	$343	$342	$204	$181	$81

^	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.08)%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.61%.

26	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Small Cap Core Fund (the “Fund”), a “diversified” fund as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class I shares commenced operations on January 12, 1987. Class A and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class shares commenced operations on February 28, 2008. Class R1 and R2 shares commenced operations on July 31, 2012. Class R3 shares commenced operations on February 29, 2016. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of October 31, 2020, SIMPLE Class shares were not yet offered for sale. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2020, Class R6 shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

27

Notes to Financial Statements (continued)

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund of October 31, 2020, were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as

28	MainStay MacKay Small Cap Core Fund

security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2020, the Fund did not hold any repurchase agreements.

29

Notes to Financial Statements (continued)

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 12 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund had securities on loan with an aggregate market value of $8,064,233; the total market value of collateral held by the Fund was $8,557,477. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $3,473,176 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $5,084,301.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective April 1, 2019 due to the termination of Epoch Investment Partners, Inc. as the Fund’s subadvisor and the appointment of MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”) as the Fund’s subadvisor. MacKay Shields, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $1 billion, 0.775% from $1 billion to $2 billion and 0.75% in excess of $2 billion. During the year ended October 31, 2020, the effective management fee rate was 0.80%, (exclusive of any applicable waivers/reimbursements).

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $2,445,808 and waived fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $98,935 and paid the Subadvisor in the amount of $1,173,437.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York

30	MainStay MacKay Small Cap Core Fund

Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, and Class R1 shares are not subject to a distribution and/or service fee.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2020, shareholder service fees incurred by the Fund were as follows:

Class R1	$55
Class R2	89
Class R3	331

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $18,253 and $12,642, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2020, of $1,224, $5, $5,749 and $146, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived
Class A	$102,147	$—
Investor Class	232,058	(80,883)
Class B	29,509	(10,233)
Class C	22,490	(7,819)
Class I	110,228	—
Class R1	46	—
Class R2	75	—
Class R3	279	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$4	$19,394	$(19,384)	$—	$—	$14	$1	$—	14

31

Notes to Financial Statements (continued)

(G)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R1	$44,035	100.0%
Class R2	43,134	49.3
Class R3	29,772	8.7

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$284,476,679	$32,561,901	$(19,381,829)	$13,180,072

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$ —	$(30,716,062)	$ —	$13,180,072	$(17,535,990)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale and loss deferral adjustments.

As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $28,988,630 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$28,329	$660

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019
Distributions paid from:
Ordinary Income	$818,524	$16,851,924
Long-Term Capital Gain	—	59,203,201
Return of Capital	326,548	—
Total	$1,145,072	$76,055,125

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $635,307 and $666,313, respectively.

32	MainStay MacKay Small Cap Core Fund

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	419,388	$9,148,407
Shares issued to shareholders in reinvestment of distributions	15,292	386,723
Shares redeemed	(1,188,798)	(26,796,187)

Net increase (decrease) in shares outstanding before conversion	(754,118)	(17,261,057)
Shares converted into Class A (See Note 1)	129,031	3,002,869
Shares converted from Class A (See Note 1)	(28,861)	(553,897)

Net increase (decrease)	(653,948)	$(14,812,085)

Year ended October 31, 2019:
Shares sold	1,402,813	$34,493,673
Shares issued to shareholders in reinvestment of distributions	903,233	21,722,758
Shares redeemed	(2,062,995)	(50,113,845)

Net increase (decrease) in shares outstanding before conversion	243,051	6,102,586
Shares converted into Class A (See Note 1)	149,633	3,670,632
Shares converted from Class A (See Note 1)	(127,737)	(3,133,952)

Net increase (decrease)	264,947	$6,639,266

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	111,230	$2,363,416
Shares issued to shareholders in reinvestment of distributions	13	523
Shares redeemed	(222,057)	(4,907,783)

Net increase (decrease) in shares outstanding before conversion	(110,814)	(2,543,844)
Shares converted into Investor Class (See Note 1)	37,113	770,934
Shares converted from Investor Class (See Note 1)	(99,326)	(2,314,940)

Net increase (decrease)	(173,027)	$(4,087,850)

Year ended October 31, 2019:
Shares sold	481,043	$11,560,647
Shares issued to shareholders in reinvestment of distributions	293,787	6,936,312
Shares redeemed	(579,795)	(13,923,669)

Net increase (decrease) in shares outstanding before conversion	195,035	4,573,290
Shares converted into Investor Class (See Note 1)	190,842	4,573,321
Shares converted from Investor Class (See Note 1)	(80,141)	(1,939,055)

Net increase (decrease)	305,736	$7,207,556

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	2,350	$43,292
Shares redeemed	(63,078)	(1,203,362)

Net increase (decrease) in shares outstanding before conversion	(60,728)	(1,160,070)
Shares converted from Class B (See Note 1)	(62,534)	(1,153,862)

Net increase (decrease)	(123,262)	$(2,313,932)

Year ended October 31, 2019:
Shares sold	145,968	$3,037,994
Shares issued to shareholders in reinvestment of distributions	78,956	1,626,496
Shares redeemed	(223,781)	(4,666,084)

Net increase (decrease) in shares outstanding before conversion	1,143	(1,594)
Shares converted from Class B (See Note 1)	(75,210)	(1,534,640)

Net increase (decrease)	(74,067)	$(1,536,234)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	19,589	$345,692
Shares redeemed	(105,175)	(1,949,802)

Net increase (decrease) in shares outstanding before conversion	(85,586)	(1,604,110)
Shares converted from Class C (See Note 1)	(8,584)	(155,033)

Net increase (decrease)	(94,170)	$(1,759,143)

Year ended October 31, 2019:
Shares sold	47,042	$975,041
Shares issued to shareholders in reinvestment of distributions	106,563	2,193,068
Shares redeemed	(381,010)	(7,997,538)

Net increase (decrease) in shares outstanding before conversion	(227,405)	(4,829,429)
Shares converted from Class C (See Note 1)	(80,680)	(1,697,961)

Net increase (decrease)	(308,085)	$(6,527,390)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	314,190	$7,865,459
Shares issued to shareholders in reinvestment of distributions	28,199	736,297
Shares redeemed	(690,650)	(16,663,151)

Net increase in shares outstanding before conversion	(348,261)	(8,061,395)
Shares converted into Class I (See Note 1)	20,359	403,929

Net increase (decrease)	(327,902)	$(7,657,466)

Year ended October 31, 2019:
Shares sold	1,077,763	$26,925,498
Shares issued to shareholders in reinvestment of distributions	1,699,366	42,195,266
Shares redeemed	(7,526,978)	(191,065,053)

Net increase (decrease) in shares outstanding before conversion	(4,749,849)	(121,944,289)
Shares converted into Class I (See Note 1)	2,415	61,655

Net increase (decrease)	(4,747,434)	$(121,882,634)

33

Notes to Financial Statements (continued)

Class R1	Shares	Amount

Year ended October 31, 2020:
Shares sold	29	$650
Shares issued to shareholders in reinvestment of distributions	11	284
Shares redeemed	(705)	(15,558)

Net increase (decrease)	(665)	$(14,624)

Year ended October 31, 2019:
Shares sold	28	$721
Shares issued to shareholders in reinvestment of distributions	360	8,911
Shares redeemed	(1)	(18)

Net increase (decrease)	387	$9,614

Class R2	Shares	Amount

Year ended October 31, 2020:
Shares sold	151	$3,457
Shares issued to shareholders in reinvestment of distributions	9	217
Shares redeemed	(826)	(20,394)

Net increase (decrease)	(666)	$(16,720)

Year ended October 31, 2019:
Shares sold	238	$5,889
Shares issued to shareholders in reinvestment of distributions	824	19,726
Shares redeemed	(1,371)	(30,004)

Net increase (decrease)	(309)	$(4,389)

Class R3	Shares	Amount

Year ended October 31, 2020:
Shares sold	3,989	$86,799
Shares redeemed	(2,718)	(60,645)

Net increase (decrease)	1,271	$26,154

Year ended October 31, 2019:
Shares sold	6,168	$148,539
Shares issued to shareholders in reinvestment of distributions	1,199	28,627
Shares redeemed	(529)	(12,454)

Net increase (decrease)	6,838	$164,712

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

34	MainStay MacKay Small Cap Core Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Small Cap Core Fund (the Fund) one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

35

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2020, the Fund designated approximately $1,145,072 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2020 should be multiplied by 100.00% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

36	MainStay MacKay Small Cap Core Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

37

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

38	MainStay MacKay Small Cap Core Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

39

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

40	MainStay MacKay Small Cap Core Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1716820 MS203-20	MSSCC11-12/20 (NYLIM) NL227

MainStay MacKay Total Return Bond Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	1.75 6.55%	3.23 4.19%	3.22 3.69%	0.89 0.89%
Investor Class Shares[3]	Maximum 4% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	1.62 6.40	3.16 4.12	3.13 3.61	1.06 1.06
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	0.64 5.64	2.98 3.33	2.84 2.84	1.81 1.81
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/2/2004	4.64 5.64	3.33 3.33	2.84 2.84	1.81 1.81
Class I Shares	No Sales Charge		1/2/1991	6.91	4.53	4.03	0.64
Class R1 Shares	No Sales Charge		6/29/2012	6.81	4.40	3.56	0.74
Class R2 Shares	No Sales Charge		6/29/2012	6.54	4.13	3.30	0.99
Class R3 Shares	No Sales Charge		2/29/2016	6.28	4.30	N/A	1.24
Class R6 Shares	No Sales Charge		12/29/2014	6.89	4.58	3.94	0.54
SIMPLE Class Shares	No Sales Charge		8/31/2020	–0.66	N/A	N/A	1.31

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 4.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Bloomberg Barclays U.S. Aggregate Bond Index[5]	6.19%	4.08%	3.55%
Morningstar Intermediate Core-Plus Bond Category Average[6]	5.74	4.16	3.87

5.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Intermediate Core-Plus Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, but generally have greater flexibility than core offerings to hold non-core sectors such as corporate high yield, bank loan, emerging-markets debt, and non-U.S. currency exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Total Return Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,041.50	$4.26	$1,020.96	$4.22	0.83%

Investor Class Shares	$1,000.00	$1,041.20	$5.23	$1,020.01	$5.18	1.02%

Class B Shares	$1,000.00	$1,037.50	$9.07	$1,016.24	$8.97	1.77%

Class C Shares	$1,000.00	$1,037.40	$9.06	$1,016.24	$8.97	1.77%

Class I Shares	$1,000.00	$1,043.60	$3.08	$1,022.12	$3.05	0.60%

Class R1 Shares	$1,000.00	$1,042.20	$3.54	$1,021.67	$3.51	0.69%

Class R2 Shares	$1,000.00	$1,041.80	$4.82	$1,020.41	$4.77	0.94%

Class R3 Shares	$1,000.00	$1,039.60	$6.10	$1,019.15	$6.04	1.19%

Class R6 Shares	$1,000.00	$1,043.00	$2.72	$1,022.47	$2.69	0.53%

SIMPLE Class Shares[3,4]	$1,000.00	$993.40	$2.08	$1,006.25	$2.09	1.25%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period) and 61 days for SIMPLE Class share (to reflect the since-inception period. The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was August 31, 2020.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2020. Had these shares been offered for the full six-month period ended October 31, 2020, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.34 for SIMPLE Class shares and the ending account value would have been $1,018.85 for SIMPLE Class shares.

7

Portfolio Composition as of October 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2020 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.125%–0.50%, due 10/31/22–10/31/27

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.00%–6.50%, due 9/1/33–6/1/57

3.	United States Treasury Bonds, 1.375%–4.50%, due 5/15/38–8/15/50

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.00%–6.50%, due 5/1/30–9/1/50

5.	Bank of America Corp., 2.496%–6.30%, due 1/28/25–6/19/41
6.	United States Treasury Inflation—Indexed Notes, 0.125%–0.875%, due 7/15/28–1/15/30

7.	JPMorgan Chase & Co., 2.182%–5.50%, due 2/1/25–10/15/40

8.	Federal Home Loan Mortgage Corporation, 3.00%–4.00%, due 11/15/47–1/25/50

9.	Benchmark Mortgage Trust, 2.148%–3.229%, due 9/15/43–9/15/53

10.	Fannie Mae Connecticut Avenue Securities, 3.799%–4.599%, due 1/25/29–9/25/29

8	MainStay MacKay Total Return Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD,1 Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Total Return Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay MacKay Total Return Bond Fund returned 6.91%, outperforming the 6.19% return of the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Over the same period, Class I shares also outperformed the 5.74% return of the Morningstar Intermediate Core-Plus Bond Category Average.2

Were there any changes to the Fund during the reporting period?

Effective February 28, 2020, the Fund’s principal investment strategies were modified to allow the Fund to invest up to 30% of its total assets in securities rated below investment grade by an independent rating agency or, if unrated, determined by the subadvisor to be of comparable quality. For more information about this change, refer to the prospectus supplement dated December 13, 2019.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index due to advantageous positioning among asset-backed securities (“ABS”), investment-grade corporate bonds and longer-duration3 Treasury bonds, as well as positive asset allocation decisions. Holdings among high-yield bonds and collateralized mortgage obligations underperformed the Index return during the same period.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

During the first quarter of 2020, it became increasingly evident that the COVID-19 virus was not merely a medical concern, but an economic one—with perhaps larger fiscal implications than those related to personal health. Other than the Treasury sector, steep losses were seen among all asset classes, including gold, which is usually a haven during times of uncertainty. Though liquidity was challenged in this environment, the Fund did not encounter any problems selling securities where and when needed.

The liquidity program implemented by the U.S. Federal Reserve (“Fed”) stimulated a recovery in the credit markets during the second quarter of 2020. The Fed provided a supportive hand for investment-grade bond spreads4 (and eventually select high-yield bonds) with the purchase of individual corporate bonds under the Secondary Market Corporate Credit Facility. The stock and credit market rally carried over into the third quarter as well, as the Fed stayed active in the markets, and low interest rates created a supportive environment for bond refinancings.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund’s use of U.S. Treasury futures had minimal impact on returns.

What was the Fund’s duration strategy during the reporting period?

The Fund’s strategy was to remain duration neutral relative to the Bloomberg Barclays U.S. Aggregate Bond Index throughout the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

As mentioned above, the strongest positive contributions to the Fund’s performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index came from holdings of ABS, investment-grade corporate bonds and longer-duration Treasury bonds. (Contributions take weightings and total returns into account.) Select asset allocation decisions made near the height of the pandemic market sell-off further bolstered relative returns. Conversely, holdings of high-yield bonds and collateralized mortgage obligations underperformed the Index return during the reporting period.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund purchased a seasoned credit risk transfer deal from Freddie Mac (the Federal Home Loan Mortgage Corporation) backed by four-year-old prime mortgage loans. At the time of purchase, the liquidity premium was high as there were forced sellers of this type of paper.

1.	Dan Roberts served as a portfolio manager of the Fund until January 1, 2020.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

9

Given the underlying fundamentals of the borrower’s credit and the bond structure, we believed the market would eventually price those in. The Fund also purchased corporate bonds issued by graphics processor and software maker NVIDIA, a high-quality, low-levered name in a rapidly growing industry. The issue came to market during the height of the market’s volatility; as a result, it is priced with a very attractive new-issue premium.

To pay for increased exposure to credit after the market correction, we sold down the Fund’s position in agency mortgages as the Fed was an active buyer in that paper. Additionally, we sold the Fund’s position in an ABS deal backed by equipment loans from DLL Finance at a time in early February when ABS spreads were historically tight, and liquidity was readily available.

How did the Fund’s sector weightings change during the reporting period?

Early in the reporting period, we focused on diversifying the Fund’s holdings while dialing down risk as credit spreads had been narrowing. This led to an increase in securitized5 assets while decreasing the Fund’s credit positions, specifically high yield. After the March 2020 correction, we reversed course and increased the Fund’s exposure to high yield and other spread product at discounted prices. Based on these moves we increased the Fund’s exposure to high-yield bonds, commercial mortgage-back securities and emerging-market bonds, while decreasing exposure to agency mortgages.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund held overweight exposure relative to the Bloomberg Barclays U.S. Aggregate Bond Index in high-yield securities, investment-grade corporate bonds and securitized assets. As of the same date, the Fund held relatively underweight exposure to Treasury securities and agency mortgages.

5.	A securitization is a financial instrument created by an issuer by combining a pool of financial assets (such as mortgages). The financial instrument is then marketed to investors, sometimes in tiers.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Total Return Bond Fund

Portfolio of Investments October 31, 2020

	Principal Amount	Value
Long-Term Bonds 95.9%† Asset-Backed Securities 4.8%
Auto Floor Plan Asset-Backed Securities 1.1%
Ford Credit Floorplan Master Owner Trust
Series 2019-4, Class A 2.44%, due 9/15/26	$3,215,000	$3,410,375
Series 2017-3, Class A 2.48%, due 9/15/24	1,485,000	1,538,679
Series 2018-4, Class A 4.06%, due 11/15/30	4,610,000	5,246,638
General Motors Floorplan Owner Revolving Trust (a)
Series 2020-2, Class C 1.31%, due 10/15/25	1,675,000	1,674,689
Series 2019-2, Class A 2.90%, due 4/15/26	4,200,000	4,502,766

		16,373,147

Automobile Asset-Backed Securities 1.6%
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2020-1A, Class A 2.33%, due 8/20/26	1,945,000	1,990,204
Series 2017-2A, Class A 2.97%, due 3/20/24	2,130,000	2,192,867
Series 2018-2A, Class A 4.00%, due 3/20/25	1,500,000	1,605,197
Chase Auto Credit Linked Notes Series 2020-1, Class B 0.991%, due 1/25/28 (a)	820,000	821,668
Drive Auto Receivables Trust Series 2020-2, Class C 2.28%, due 8/17/26	1,800,000	1,851,682
Flagship Credit Auto Trust Series 2020-4, Class C 1.28%, due 2/16/27 (a)	2,445,000	2,443,289
Ford Credit Auto Owner Trust (a)
Series 2020-2, Class A 1.06%, due 4/15/33	3,835,000	3,840,555
Series 2020-1, Class A 2.04%, due 8/15/31	2,560,000	2,677,291
GM Financial Automobile Leasing Trust Series 2020-2, Class B 1.56%, due 7/22/24	1,780,000	1,811,639
Santander Drive Auto Receivables Trust Series 2020-2, Class C 1.46%, due 9/15/25	2,340,000	2,363,788
Santander Revolving Auto Loan Trust Series 2019-A, Class A 2.51%, due 1/26/32 (a)	2,215,000	2,348,341

		23,946,521

	Principal Amount	Value
Credit Cards 0.1%
Capital One Multi-Asset Execution Trust Series 2019-A3, Class A3 2.06%, due 8/15/28	$2,420,000	$2,575,218

Other Asset-Backed Securities 1.9%
Carrington Mortgage Loan Trust Series 2007-HE1, Class A3 0.339% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	6,156,935	5,905,333
CF Hippolyta LLC (a)
Series 2020-1, Class A1 1.69%, due 7/15/60	2,744,272	2,773,277
Series 2020-1, Class A2 1.99%, due 7/15/60	1,870,876	1,885,899
Hilton Grand Vacations Trust Series 2019-AA, Class A 2.34%, due 7/25/33 (a)	3,009,445	3,084,456
MVW LLC (a)
Series 2020-1A, Class A 1.74%, due 10/20/37	1,889,904	1,918,717
Series 2019-2A, Class A 2.22%, due 10/20/38	2,661,854	2,730,966
PFS Financing Corp. Series 2020-E, Class A 1.00%, due 10/15/25 (a)	3,140,000	3,152,060
Sierra Timeshare Receivables Funding LLC (a)
Series 2020-2A, Class A 1.33%, due 7/20/37	2,101,888	2,110,690
Series 2019-3A, Class A 2.34%, due 8/20/36	1,580,554	1,614,089
Series 2020-2A, Class C 3.51%, due 7/20/37	3,664,596	3,728,709

		28,904,196

Student Loans 0.1%
Navient Private Education Refi Loan Trust Series 2020-DA, Class A 1.69%, due 5/15/69 (a)	1,366,877	1,387,682

Total Asset-Backed Securities (Cost $70,476,537)		73,186,764

Corporate Bonds 52.5%
Aerospace & Defense 0.4%
BAE Systems PLC 3.00%, due 9/15/50 (a)	3,250,000	3,275,064
L3Harris Technologies, Inc.
4.854%, due 4/27/35	585,000	754,791
5.054%, due 4/27/45	1,215,000	1,617,445

		5,647,300

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Agriculture 0.4%
Altria Group, Inc. 4.80%, due 2/14/29	$2,555,000	$3,000,937
BAT Capital Corp. 3.734%, due 9/25/40	1,355,000	1,333,066
JBS Investments II GmbH 7.00%, due 1/15/26 (a)	1,800,000	1,923,120

		6,257,123

Airlines 1.5%
American Airlines Pass-Through Trust
Series 2019-1, Class AA 3.15%, due 2/15/32	2,166,945	1,986,525
Series 2013-2, Class A 4.95%, due 1/15/23	7,121,017	6,171,880
Delta Air Lines, Inc. 7.00%, due 5/1/25 (a)	3,565,000	3,890,549
Delta Air Lines, Inc. / SkyMiles I.P. Ltd. 4.50%, due 10/20/25 (a)	1,850,000	1,877,650
Delta Air Lines, Inc. / SkyMiles I.P.Ltd. 4.75%, due 10/20/28 (a)	1,470,000	1,502,652
JetBlue Pass Through Trust Series 2019-1, Class AA 2.75%, due 5/15/32	2,573,238	2,506,466
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd. 6.50%, due 6/20/27 (a)	2,995,000	3,118,544
United Airlines Pass-Through Trust Series 2020-1, Class A 5.875%, due 10/15/27	2,238,000	2,243,038

		23,297,304

Apparel 0.4%
Hanesbrands, Inc.(a)
4.875%, due 5/15/26	1,409,000	1,514,675
5.375%, due 5/15/25	1,960,000	2,062,900
NIKE, Inc. 3.375%, due 3/27/50	2,205,000	2,535,528

		6,113,103

Auto Manufacturers 1.3%
Ford Motor Co.
8.50%, due 4/21/23	3,330,000	3,675,487
9.00%, due 4/22/25	3,300,000	3,888,703
Ford Motor Credit Co. LLC
3.35%, due 11/1/22	1,280,000	1,275,200
4.063%, due 11/1/24	3,630,000	3,640,164
4.25%, due 9/20/22	1,015,000	1,029,370
General Motors Co. 6.125%, due 10/1/25	2,915,000	3,411,524
General Motors Financial Co., Inc. 5.20%, due 3/20/23	3,105,000	3,369,297

		20,289,745

	Principal Amount	Value
Banks 9.7%
Banco Santander Mexico S.A. 5.375%, due 4/17/25 (a)	$3,200,000	$3,584,032
Bank of America Corp.
2.496%, due 2/13/31 (c)	3,850,000	3,984,760
2.676%, due 6/19/41 (c)	4,310,000	4,351,548
3.248%, due 10/21/27	5,450,000	6,011,934
3.419%, due 12/20/28 (c)	468,000	519,911
3.593%, due 7/21/28 (c)	2,300,000	2,571,329
3.705%, due 4/24/28 (c)	5,000,000	5,618,445
4.25%, due 10/22/26	6,900,000	7,981,680
4.30%, due 1/28/25 (c)(d)	5,410,000	5,278,158
6.30%, due 3/10/26 (c)(d)	1,500,000	1,702,500
Barclays PLC 4.61%, due 2/15/23 (c)	1,205,000	1,262,154
BNP Paribas S.A. 3.052%, due 1/13/31 (a)(c)	5,020,000	5,320,566
Citigroup, Inc.
3.887%, due 1/10/28 (c)	3,489,000	3,938,748
4.05%, due 7/30/22	580,000	614,599
5.30%, due 5/6/44	3,464,000	4,589,761
Credit Suisse Group A.G. 2.593%, due 9/11/25 (a)(c)	3,550,000	3,721,024
First Horizon National Corp. 4.00%, due 5/26/25	5,300,000	5,808,768
Goldman Sachs Group, Inc.
3.50%, due 11/16/26	4,305,000	4,766,251
6.75%, due 10/1/37	2,300,000	3,351,025
HSBC Holdings PLC 3.973%, due 5/22/30 (c)	1,830,000	2,052,462
JPMorgan Chase & Co.
2.182%, due 6/1/28 (c)	4,380,000	4,567,595
2.956%, due 5/13/31 (c)	3,015,000	3,210,817
3.782%, due 2/1/28 (c)	3,900,000	4,432,186
4.005%, due 4/23/29 (c)	4,000,000	4,641,358
4.60%, due 2/1/25 (c)(d)	11,707,000	11,543,102
5.50%, due 10/15/40	1,805,000	2,586,132
Lloyds Banking Group PLC 4.582%, due 12/10/25	8,183,000	9,060,884
Morgan Stanley
3.591%, due 7/22/28 (c)	5,265,000	5,923,064
5.00%, due 11/24/25	4,535,000	5,345,308
6.25%, due 8/9/26	2,000,000	2,532,244
Natwest Group PLC
3.073% (CMT + 2.55%), due 5/22/28 (b)	3,880,000	4,098,341
5.125%, due 5/28/24	3,550,000	3,911,724
PNC Financial Services Group, Inc. 2.55%, due 1/22/30	3,105,000	3,341,625
Truist Financial Corp. 4.95% (5 Year Treasury Constant Maturity Rate + 4.61%), due 9/1/25 (b)(d)	3,515,000	3,725,900

12	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Wachovia Corp. 5.50%, due 8/1/35	$1,220,000	$1,581,370
Wells Fargo Bank N.A. 5.85%, due 2/1/37	555,000	744,057

		148,275,362

Beverages 0.7%
Anheuser-Busch InBev Worldwide, Inc. 4.75%, due 1/23/29	4,695,000	5,685,763
Constellation Brands, Inc. 4.50%, due 5/9/47	2,740,000	3,348,915
PepsiCo, Inc. 3.625%, due 3/19/50	1,220,000	1,474,761

		10,509,439

Biotechnology 0.3%
Biogen, Inc. 3.15%, due 5/1/50	4,315,000	4,175,679

Building Materials 0.6%
Builders FirstSource, Inc. 5.00%, due 3/1/30 (a)	3,839,000	4,050,145
Carrier Global Corp. 2.242%, due 2/15/25 (a)	4,130,000	4,307,118
Cemex S.A.B. de C.V. 7.375%, due 6/5/27 (a)	1,080,000	1,189,631

		9,546,894

Chemicals 1.2%
Air Liquide Finance S.A. 1.75%, due 9/27/21 (a)	2,470,000	2,499,965
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (a)	2,830,000	2,718,272
Huntsman International LLC 4.50%, due 5/1/29	4,289,000	4,784,742
Nutrition & Biosciences, Inc. 2.30%, due 11/1/30 (a)	5,155,000	5,183,960
Orbia Advance Corp. S.A.B. de C.V. 4.00%, due 10/4/27 (a)	2,400,000	2,594,400

		17,781,339

Commercial Services 1.3%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, due 7/15/26 (a)	2,570,000	2,692,165
Ashtead Capital, Inc. 4.00%, due 5/1/28 (a)	1,435,000	1,495,988
California Institute of Technology 3.65%, due 9/1/19	2,914,000	2,959,125
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	2,800,000	2,877,350

	Principal Amount	Value
Commercial Services (continued)
IHS Markit, Ltd. 4.25%, due 5/1/29	$5,055,000	$5,805,162
PayPal Holdings, Inc. 2.65%, due 10/1/26	3,455,000	3,757,347

		19,587,137

Computers 1.1%
Dell International LLC / EMC Corp.(a)
4.90%, due 10/1/26	6,467,000	7,364,311
5.30%, due 10/1/29	1,275,000	1,477,233
8.10%, due 7/15/36	1,750,000	2,363,806
NCR Corp.(a)
5.00%, due 10/1/28	3,298,000	3,265,020
6.125%, due 9/1/29	1,535,000	1,607,912

		16,078,282

Cosmetics & Personal Care 0.1%
Estee Lauder Cos., Inc. 2.60%, due 4/15/30	1,130,000	1,228,583

Distribution & Wholesale 0.6%
Avient Corp. 5.75%, due 5/15/25 (a)	3,664,000	3,856,360
Performance Food Group, Inc. 5.50%, due 10/15/27 (a)	5,420,000	5,555,500

		9,411,860

Diversified Financial Services 2.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.50%, due 5/26/22	3,690,000	3,747,219
Air Lease Corp. 4.25%, due 9/15/24	6,445,000	6,727,476
Ally Financial, Inc.
3.875%, due 5/21/24	2,695,000	2,898,336
8.00%, due 11/1/31	6,085,000	8,399,512
Avolon Holdings Funding, Ltd. 3.25%, due 2/15/27 (a)	2,895,000	2,642,529
BOC Aviation, Ltd. 2.625%, due 9/17/30 (a)	4,250,000	4,137,207
Charles Schwab Corp. 5.375% (5 Year Treasury Constant Maturity Rate + 4.97%), due 6/1/25 (b)(d)	3,600,000	3,939,480
Discover Financial Services 3.85%, due 11/21/22	1,526,000	1,629,085
Intercontinental Exchange, Inc. 3.00%, due 9/15/60	3,535,000	3,554,354
International Lease Finance Corp. 5.875%, due 8/15/22	2,200,000	2,347,538
PennyMac Financial Services, Inc. 5.375%, due 10/15/25 (a)	3,253,000	3,317,084

		43,339,820

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric 2.2%
Arizona Public Service Co. 3.35%, due 5/15/50	$2,700,000	$2,986,614
Comision Federal De Electricidad 4.75%, due 2/23/27 (a)	2,490,000	2,714,100
Connecticut Light & Power Co. 4.00%, due 4/1/48	1,805,000	2,261,880
Duke Energy Progress LLC 3.45%, due 3/15/29	3,695,000	4,232,175
Duquesne Light Holdings, Inc. 3.616%, due 8/1/27 (a)	1,645,000	1,769,497
Evergy Kansas Central, Inc. 3.45%, due 4/15/50	4,230,000	4,769,551
N.V. Energy, Inc. 6.25%, due 11/15/20	5,000,000	5,009,832
Pacific Gas & Electric Co.
2.10%, due 8/1/27	4,405,000	4,252,914
3.50%, due 8/1/50	3,715,000	3,357,572
Southern California Edison Co. 4.00%, due 4/1/47	2,055,000	2,216,588

		33,570,723

Entertainment 0.1%
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Operations LLC 5.50%, due 5/1/25 (a)	1,991,000	2,015,888

Environmental Controls 0.1%
Waste Connections, Inc. 3.50%, due 5/1/29	1,880,000	2,131,818

Food 1.1%
JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc. 5.50%, due 1/15/30 (a)	1,930,000	2,098,875
Kraft Heinz Foods Co.
3.875%, due 5/15/27 (a)	1,362,000	1,440,802
5.00%, due 7/15/35	1,689,000	1,946,646
Mars, Inc.(a)
3.20%, due 4/1/30	1,100,000	1,258,908
3.60%, due 4/1/34	930,000	1,101,818
Smithfield Foods, Inc. 5.20%, due 4/1/29 (a)	960,000	1,109,069
Sysco Corp. 3.30%, due 2/15/50	1,745,000	1,651,771
Tyson Foods, Inc. 5.15%, due 8/15/44	3,000,000	3,946,236
U.S. Foods, Inc. 6.25%, due 4/15/25 (a)	2,610,000	2,727,450

		17,281,575

	Principal Amount	Value
Food Services 0.2%
Aramark Services, Inc. 6.375%, due 5/1/25 (a)	$2,383,000	$2,499,481

Gas 0.4%
Atmos Energy Corp. 4.30%, due 10/1/48	1,465,000	1,877,229
NiSource, Inc. 3.49%, due 5/15/27	2,935,000	3,247,137
Southern California Gas Co. 3.20%, due 6/15/25	915,000	1,002,553

		6,126,919

Health Care—Services 0.5%
Health Care Service Corp. A Mutual Legal Reserve Co. 3.20%, due 6/1/50 (a)	4,630,000	4,751,902
NYU Langone Hospitals 3.38%, due 7/1/55	2,400,000	2,342,427

		7,094,329

Holding Company—Diversified 0.3%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (a)	3,675,000	4,009,078

Home Builders 0.9%
Lennar Corp. 4.75%, due 11/29/27	1,546,000	1,770,170
NVR, Inc. 3.95%, due 9/15/22	6,420,000	6,765,746
Toll Brothers Finance Corp.
3.80%, due 11/1/29	2,233,000	2,372,205
4.35%, due 2/15/28	1,364,000	1,489,242
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24	1,320,000	1,428,075

		13,825,438

Home Furnishing 0.4%
Whirlpool Corp. 4.85%, due 6/15/21	5,890,000	6,044,529

Housewares 0.1%
Newell Brands, Inc. 4.875%, due 6/1/25	840,000	909,552

Insurance 2.1%
Equitable Holdings, Inc. 4.35%, due 4/20/28	5,025,000	5,772,010
Liberty Mutual Group, Inc. 3.951%, due 10/15/50 (a)	3,675,000	4,070,368
Markel Corp. 3.625%, due 3/30/23	2,515,000	2,679,970

14	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Nippon Life Insurance Co. 3.40% (5 Year Treasury Constant Maturity Rate + 2.61%), due 1/23/50 (a)(b)	$3,065,000	$3,289,205
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	1,780,000	1,958,874
Reliance Standard Life Global Funding II(a)
2.15%, due 1/21/23	645,000	661,223
2.50%, due 10/30/24	3,950,000	4,098,509
Voya Financial, Inc. 3.65%, due 6/15/26	1,305,000	1,480,239
Willis North America, Inc.
2.95%, due 9/15/29	3,915,000	4,262,963
3.875%, due 9/15/49	2,620,000	3,048,577

		31,321,938

Internet 1.3%
Alibaba Group Holding, Ltd. 3.40%, due 12/6/27	5,000,000	5,578,700
Cablevision Lightpath LLC 3.875%, due 9/15/27 (a)	1,625,000	1,612,813
Expedia Group, Inc.
3.25%, due 2/15/30	4,965,000	4,822,089
3.60%, due 12/15/23 (a)	1,780,000	1,830,338
6.25%, due 5/1/25 (a)	730,000	802,757
Match Group Holdings II LLC 4.125%, due 8/1/30 (a)	263,000	268,589
Weibo Corp.
3.375%, due 7/8/30	2,660,000	2,667,911
3.50%, due 7/5/24	1,825,000	1,905,105

		19,488,302

Iron & Steel 0.6%
ArcelorMittal S.A. 4.55%, due 3/11/26	3,215,000	3,461,208
Steel Dynamics, Inc. 3.25%, due 1/15/31	1,940,000	2,096,251
Vale Overseas, Ltd.
6.25%, due 8/10/26	2,290,000	2,732,428
6.875%, due 11/21/36	1,094,000	1,470,073

		9,759,960

Lodging 0.8%
Boyd Gaming Corp. 8.625%, due 6/1/25 (a)	872,000	954,578
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	2,640,000	2,715,900
5.75%, due 5/1/28 (a)	1,135,000	1,189,713
Las Vegas Sands Corp. 3.20%, due 8/8/24	2,205,000	2,230,283

	Principal Amount	Value
Lodging (continued)
MGM Resorts International 6.00%, due 3/15/23	$5,000,000	$5,187,500

		12,277,974

Media 2.0%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, due 7/23/22	4,000,000	4,238,729
Comcast Corp.
3.70%, due 4/15/24	1,584,900	1,745,572
3.75%, due 4/1/40	2,565,000	2,985,581
3.95%, due 10/15/25	2,086,600	2,390,872
4.25%, due 10/15/30	1,435,000	1,750,892
4.70%, due 10/15/48	3,170,000	4,229,944
Grupo Televisa S.A.B. 5.25%, due 5/24/49	1,890,000	2,214,870
Sirius XM Radio, Inc. 4.125%, due 7/1/30 (a)	3,235,000	3,325,613
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	3,660,000	4,284,331
Walt Disney Co. 6.65%, due 11/15/37	2,645,000	3,967,636

		31,134,040

Mining 0.7%
Anglo American Capital PLC 4.875%, due 5/14/25 (a)	2,780,000	3,161,580
Corp. Nacional del Cobre de Chile 3.00%, due 9/30/29 (a)	2,435,000	2,566,622
Glencore Funding LLC 1.625%, due 9/1/25 (a)	4,610,000	4,581,965

		10,310,167

Miscellaneous—Manufacturing 0.9%
General Electric Co.
3.625%, due 5/1/30	2,340,000	2,471,135
4.25%, due 5/1/40	4,050,000	4,268,927
4.35%, due 5/1/50	3,395,000	3,616,999
Textron Financial Corp. 2.015% (3 Month LIBOR + 1.74%), due 2/15/42 (a)(b)	5,685,000	3,951,075

		14,308,136

Oil & Gas 2.4%
BP Capital Markets America, Inc. 3.00%, due 2/24/50	3,260,000	3,057,660
BP Capital Markets PLC 4.875% (5 Year Treasury Constant Maturity Rate + 4.4%), due 3/22/30 (b)(d)	4,215,000	4,402,736
Continental Resources, Inc. 5.00%, due 9/15/22	2,886,000	2,842,710

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Gazprom PJSC Via Gaz Capital S.A. (a)
4.95%, due 3/23/27	$358,000	$397,626
4.95%, due 2/6/28	2,531,000	2,820,040
Marathon Petroleum Corp.
4.50%, due 5/1/23	2,245,000	2,415,976
4.70%, due 5/1/25	2,445,000	2,705,138
6.50%, due 3/1/41	2,665,000	3,111,570
Petroleos Mexicanos 6.75%, due 9/21/47	5,835,000	4,529,652
Total Capital International S.A. 3.127%, due 5/29/50	4,275,000	4,286,666
Valero Energy Corp.
4.00%, due 4/1/29	2,270,000	2,369,296
6.625%, due 6/15/37	2,690,000	3,163,821

		36,102,891

Packaging & Containers 0.4%
Berry Global, Inc. 4.875%, due 7/15/26 (a)	282,000	294,959
Graham Packaging Co., Inc. 7.125%, due 8/15/28 (a)	1,500,000	1,567,500
Owens Brockway Glass Container, Inc. 6.625%, due 5/13/27 (a)	3,800,000	4,075,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, due 7/15/23 (a)	125,000	126,563
Sealed Air Corp. 4.00%, due 12/1/27 (a)	268,000	280,730

		6,345,252

Pharmaceuticals 1.4%
AbbVie, Inc. 4.05%, due 11/21/39 (a)	4,385,000	5,028,512
Abbvie, Inc. 4.50%, due 5/14/35	2,570,000	3,123,859
Bausch Health Cos., Inc. 6.25%, due 2/15/29 (a)	1,895,000	1,952,911
Becton Dickinson & Co. 4.669%, due 6/6/47	3,575,000	4,424,822
CVS Health Corp. 4.78%, due 3/25/38	750,000	905,859
5.05%, due 3/25/48	2,275,000	2,885,341
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)	39,835	43,254
Eli Lilly & Co. 2.50%, due 9/15/60	2,700,000	2,528,797
Teva Pharmaceutical Finance Netherlands III B.V. 3.15%, due 10/1/26	4,688,000	4,125,440

		25,018,795

	Principal Amount	Value
Pipelines 1.5%
Enterprise Products Operating LLC
3.95%, due 1/31/60	$2,200,000	$2,156,200
4.20%, due 1/31/50	630,000	681,200
Hess Midstream Operations L.P. 5.625%, due 2/15/26 (a)	726,000	726,000
MPLX, L.P. 4.875%, due 6/1/25	5,305,000	5,990,784
Sabine Pass Liquefaction LLC
5.625%, due 3/1/25	800,000	915,938
5.875%, due 6/30/26	3,426,000	4,025,535
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	5,137,000	5,709,287
Western Midstream Operating L.P. 6.25%, due 2/1/50	2,485,000	2,282,597

		22,487,541

Real Estate 0.3%
American Tower Corp. 3.375%, due 5/15/24	4,000,000	4,322,571

Real Estate Investment Trusts 1.6%
Alexandria Real Estate Equities, Inc. 3.375%, due 8/15/31	2,090,000	2,344,523
Boston Properties, L.P. 3.20%, due 1/15/25	4,050,000	4,392,781
Crown Castle International Corp. 3.20%, due 9/1/24	5,580,000	6,022,886
CyrusOne L.P. / CyrusOne Finance Corp. 3.45%, due 11/15/29	2,430,000	2,584,947
Equinix, Inc.
1.25%, due 7/15/25	1,825,000	1,836,695
1.80%, due 7/15/27	1,335,000	1,355,887
2.625%, due 11/18/24	2,855,000	3,034,643
Iron Mountain, Inc.(a)
4.875%, due 9/15/29	480,000	485,040
5.25%, due 7/15/30	2,720,000	2,791,400

		24,848,802

Retail 2.7%
Alimentation Couche-Tard, Inc. 2.70%, due 7/26/22 (a)	7,345,000	7,582,459
AutoNation, Inc. 4.75%, due 6/1/30	6,765,000	7,933,331
Darden Restaurants, Inc. 3.85%, due 5/1/27	5,980,000	6,384,425
Home Depot, Inc. 3.35%, due 4/15/50	1,235,000	1,395,551
Macy’s, Inc. 8.375%, due 6/15/25 (a)	4,660,000	4,865,506
QVC, Inc. 4.375%, due 9/1/28	3,580,000	3,582,685

16	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Retail (continued)
Starbucks Corp.
3.35%, due 3/12/50		$3,365,000	$3,505,018
4.45%, due 8/15/49		2,300,000	2,798,909
TJX Cos., Inc. 3.50%, due 4/15/25		610,000	677,086

			38,724,970

Semiconductors 1.2%
Broadcom, Inc.
3.125%, due 10/15/22		3,750,000	3,928,931
3.15%, due 11/15/25		2,670,000	2,877,673
Intel Corp. 4.75%, due 3/25/50		1,800,000	2,455,157
NVIDIA Corp. 3.50%, due 4/1/50		2,730,000	3,170,239
NXP B.V. / NXP Funding LLC 4.625%, due 6/1/23 (a)		3,825,000	4,193,811
NXP B.V. / NXP Funding LLC / NXP USA, Inc. 3.40%, due 5/1/30 (a)		1,775,000	1,949,460

			18,575,271

Software 0.1%
Fiserv, Inc. 3.20%, due 7/1/26		810,000	896,809

Telecommunications 3.6%
Altice France S.A. 7.375%, due 5/1/26 (a)		5,216,000	5,443,939
AT&T, Inc.
2.875% (5 Month EUAMDB05 + 3.14%), due 3/2/25 (b)(d)	EUR	3,100,000	3,438,921
3.80%, due 2/15/27		$5,660,000	6,367,165
3.85%, due 6/1/60		2,097,000	2,070,518
4.35%, due 3/1/29		1,040,000	1,211,194
CommScope Technologies LLC 5.00%, due 3/15/27 (a)		4,200,000	3,919,209
CommScope, Inc. 7.125%, due 7/1/28 (a)		2,790,000	2,805,485
Level 3 Financing, Inc.
3.40%, due 3/1/27 (a)		4,555,000	4,872,802
5.375%, due 1/15/24		2,160,000	2,175,574
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 3/20/25 (a)		6,245,000	6,792,811
T-Mobile USA, Inc. 4.50%, due 4/15/50 (a)		2,995,000	3,482,691
VEON Holdings B.V. 4.95%, due 6/16/24 (a)		3,950,000	4,259,364

	Principal Amount	Value
Telecommunications (continued)
Verizon Communications, Inc. 4.00%, due 3/22/50	$2,870,000	$3,458,111
Vodafone Group PLC 4.25%, due 9/17/50	3,835,000	4,418,009

		54,715,793

Toys, Games & Hobbies 0.2%
Hasbro, Inc. 2.60%, due 11/19/22	2,275,000	2,357,878

Total Corporate Bonds (Cost $754,588,340)		800,045,390

Foreign Government Bonds 0.7%
Brazil 0.3%
Brazilian Government International Bond 4.625%, due 1/13/28	4,789,000	5,203,248

Mexico 0.4%
Mexico Government International Bond 3.25%, due 4/16/30	5,882,000	6,077,753

Total Foreign Government Bonds (Cost $10,890,584)		11,281,001

Loan Assignments 1.0% (b)
Buildings & Real Estate 0.3%
Realogy Group LLC 2018 Term Loan B 3.00% (1 Month LIBOR + 2.25%), due 2/8/25	4,650,749	4,453,092

Containers, Packaging & Glass 0.3%
BWAY Holding Co. 2017 Term Loan B 3.48% (2 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 4/3/24	4,904,309	4,576,334

Diversified/Conglomerate Service 0.1%
TruGreen, Ltd. Partnership 2020 Term Loan (zero coupon), due 10/29/27	2,360,000	2,342,300

Finance 0.3%
Alliant Holdings Intermediate, LLC 2018 Term Loan B 2.898% (1 Month LIBOR + 2.75%), due 5/9/25	4,889,975	4,698,194

Total Loan Assignments (Cost $16,402,150)		16,069,920

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Mortgage-Backed Securities 11.1%
Agency (Collateralized Mortgage Obligations) 2.5%
Federal Home Loan Mortgage Corporation
REMIC, Series 4913, Class UA 3.00%, due 3/15/49	$3,405,116	$3,571,684
REMIC, Series 4908, Class BD 3.00%, due 4/25/49	3,032,459	3,126,452
REMIC, Series 4926, Class BP 3.00%, due 10/25/49	7,500,000	7,997,771
REMIC Series 4869, Class BA 3.50%, due 11/15/47	3,498,254	3,670,862
REMIC Series 4888, Class BA 3.50%, due 9/15/48	1,785,715	1,867,099
REMIC Series 4877, Class AT 3.50%, due 11/15/48	2,932,149	3,098,089
REMIC, Series 4958, Class DL 4.00%, due 1/25/50	6,962,088	7,485,710
Federal National Mortgage Association
REMIC, Series 2013-77, Class CY 3.00%, due 7/25/43	2,941,000	3,188,971
REMIC, Series 2019-13, Class PE 3.00%, due 3/25/49	3,002,841	3,191,473

		37,198,111

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 6.7%
Bank
Series 2019-BN21, Class A5 2.851%, due 10/17/52	5,015,000	5,488,759
Series 2019-BN19, Class A2 2.926%, due 8/15/61	4,715,000	5,026,403
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.379% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	38,109	35,439
Benchmark Mortgage Trust
Series 2020-B19, Class AS 2.148%, due 9/15/53	1,605,000	1,608,595
Series 2020-B18, Class AM 2.335%, due 7/15/53	3,400,000	3,472,187
Series 2020-IG1, Class A1 2.702%, due 9/15/43	2,905,000	3,056,065
Series 2019-B12, Class A5 3.116%, due 8/15/52	4,417,000	4,899,618
Series 2020-IG3, Class AS 3.229%, due 9/15/48 (a)(e)	2,270,000	2,444,698
BX Commercial Mortgage Trust (a)
Series 2018-GW, Class A 0.948% (1 Month LIBOR + 0.8%), due 5/15/35 (b)	2,825,000	2,708,247
Series 2020-VIV3, Class B 3.543%, due 3/9/44	1,826,153	1,816,516

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Commercial Mortgage Trust (a) (continued)
Series 2019-OC11, Class B 3.605%, due 12/9/41	$1,525,000	$1,542,740
Series 2019-OC11, Class C 3.856%, due 12/9/41	3,665,000	3,570,958
Series 2019-OC11, Class E 4.076%, due 12/9/41 (f)	2,484,000	2,258,610
BX Trust Series 2019-OC11, Class A 3.202%, due 12/9/41 (a)	1,935,000	2,009,561
COMM Mortgage Trust
Series 2014-CR20, Class A3 3.326%, due 11/10/47	3,600,000	3,825,050
Series 2013-CR8, Class A4 3.334%, due 6/10/46	2,368,399	2,469,054
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, due 8/15/48	2,535,000	2,775,192
FREMF Mortgage Trust (a)(e)
Series 2015-K720, Class B 3.393%, due 7/25/22	1,545,000	1,593,732
Series 2013-K33, Class B 3.498%, due 8/25/46	3,345,000	3,554,068
Series 2015-K721, Class B 3.565%, due 11/25/47	3,845,000	4,005,290
Series 2014-K41, Class B 3.833%, due 11/25/47	1,285,000	1,408,247
Series 2013-K35, Class B 3.935%, due 12/25/46	1,735,000	1,870,125
GB Trust 2020 FLIX Series 2020-FLIX, Class A 1.268% (1 Month LIBOR + 1.12%), due 8/15/37 (a)(b)	4,260,000	4,259,999
GS Mortgage Securities Trust
Series 2019-GC42, Class A4 3.001%, due 9/1/52	1,795,000	1,967,272
Series 2019-GC40, Class A4 3.16%, due 7/10/52	3,114,000	3,459,971
Hawaii Hotel Trust Series 2019-MAUI, Class A 1.298% (1 Month LIBOR + 1.15%), due 5/15/38 (a)(b)	1,810,000	1,748,798
Hudson Yards Mortgage Trust Series 2019-30HY, Class A 3.228%, due 7/10/39 (a)	2,465,000	2,729,122
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-AON, Class A 4.128%, due 7/5/31 (a)	4,545,000	4,799,745
Manhattan West Series 2020-1MW, Class A 2.13%, due 9/10/39 (a)	4,225,000	4,348,138

18	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series-2015-C23, Class A3 3.451%, due 7/15/50	$1,794,699	$1,920,436
Morgan Stanley Capital I Trust Series 2015-UBS8, Class A4 3.809%, due 12/15/48	2,910,000	3,230,758
One Bryant Park Trust Series 2019-OBP, Class A 2.516%, due 9/15/54 (a)	4,140,000	4,363,027
Wells Fargo Commercial Mortgage Trust (a)(e)
Series 2018-1745, Class A 3.749%, due 6/15/36	3,250,000	3,542,181
Series 2018-AUS, Class A 4.058%, due 8/17/36	4,125,000	4,466,827

		102,275,428

Residential Mortgages (Collateralized Mortgage Obligations) 0.1%
JP Morgan Mortgage Trust (a)(f)
Series 2019-1, Class A3 4.00%, due 5/25/49	756,954	776,944
Series 2019-LTV1, Class A4 4.00%, due 6/25/49	226,872	227,342

		1,004,286

Whole Loan (Collateralized Mortgage Obligations) 1.9%
Chase Home Lending Mortgage Trust Series 2019-ATR2, Class A3 3.50%, due 7/25/49 (a)(f)	566,368	581,523
Fannie Mae Connecticut Avenue Securities (b)
Series 2017-C02, Class 2M2 3.799% (1 Month LIBOR + 3.65%), due 9/25/29	1,661,854	1,677,144
Series 2016-C04, Class 1M2 4.399% (1 Month LIBOR + 4.25%), due 1/25/29	2,803,895	2,897,949
Series 2016-C06, Class 1M2 4.399% (1 Month LIBOR + 4.25%), due 4/25/29	2,618,766	2,707,409
Series 2016-C07, Class 2M2 4.499% (1 Month LIBOR + 4.35%), due 5/25/29	5,021,627	5,222,914
Series 2016-C05, Class 2M2 4.599% (1 Month LIBOR + 4.45%), due 1/25/29	1,940,349	2,014,655

	Principal Amount	Value
Whole Loan (Collateralized Mortgage Obligations) (continued)
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes (b)
Series 2015-DNA1, Class M3 3.449% (1 Month LIBOR + 3.3%), due 10/25/27	$1,148,743	$1,183,213
Series 2016-DNA4, Class M3 3.949% (1 Month LIBOR + 3.8%), due 3/25/29	3,134,209	3,249,892
Series 2016-HQA3, Class M3 3.999% (1 Month LIBOR + 3.85%), due 3/25/29	1,628,000	1,684,993
Series 2016-DNA2, Class M3 4.799% (1 Month LIBOR + 4.65%), due 10/25/28	2,807,150	2,915,543
JP Morgan Mortgage Trust (a)(f)
Series 2019-3, Class A3 4.00%, due 9/25/49	473,736	485,991
Series 2019-5, Class A4 4.00%, due 11/25/49	577,473	580,865
Wells Fargo Mortgage Backed Securities Trust Series 2020-2, Class A1 3.00%, due 12/25/49 (a)(f)	2,999,672	3,087,218

		28,289,308

Total Mortgage-Backed Securities (Cost $164,435,633)		168,767,134

Municipal Bonds 0.3%
California 0.2%
Regents of the University of California Medical Center Pooled, Revenue Bonds Series N 3.006%, due 5/15/50	4,410,000	4,546,930

New York 0.1%
New York State Thruway Authority, Revenue Bonds Series M 2.90%, due 1/1/35	735,000	782,643

Total Municipal Bonds (Cost $5,145,000)		5,329,573

U.S. Government & Federal Agencies 25.5%
Fannie Mae (Collateralized Mortgage Obligation) 0.0%‡
Series 1991-66, Class J 8.125%, due 6/25/21	5	6

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 3.1%
2.00%, due 6/1/35	$2,671,276	$2,771,933
2.00%, due 7/1/50	3,020,578	3,116,457
2.00%, due 8/1/50	8,078,264	8,415,367
2.00%, due 9/1/50	2,153,422	2,227,598
2.50%, due 5/1/30	298,810	311,294
2.50%, due 4/1/50	195,506	204,612
3.50%, due 1/1/43	1,201,657	1,355,759
3.50%, due 1/1/44	1,845,633	1,997,223
3.50%, due 1/1/45	1,624,561	1,817,251
3.50%, due 11/1/45	1,528,372	1,671,193
3.50%, due 3/1/46	2,662,520	2,941,088
3.50%, due 1/1/50	3,903,989	4,123,672
4.00%, due 6/1/42	2,260,125	2,480,124
4.00%, due 3/1/45	1,100,070	1,212,612
4.00%, due 10/1/48	1,335,948	1,465,227
4.50%, due 8/1/44	1,192,964	1,386,920
4.50%, due 12/1/44	4,836,279	5,434,253
4.50%, due 4/1/46	524,577	589,443
4.50%, due 8/1/47	1,085,805	1,243,671
5.00%, due 11/1/41	1,579,093	1,820,334
6.50%, due 4/1/37	51,308	58,857

		46,644,888

Federal National Mortgage Association (Mortgage Pass-Through Securities) 6.7%
2.00%, due 10/1/50	735,000	761,442
2.50%, due 8/1/35	4,650,818	4,836,802
2.50%, due 3/1/50	2,409,740	2,532,655
2.50%, due 5/1/50	3,189,990	3,326,293
2.50%, due 8/1/50	623,013	652,390
2.50%, due 8/1/50	4,771,744	5,006,505
3.00%, due 12/1/47	408,322	427,904
3.00%, due 3/1/50	3,833,507	4,098,848
3.00%, due 3/1/50	11,283,642	11,802,651
3.00%, due 4/1/50	4,187,587	4,379,915
3.00%, due 6/1/57	4,731,028	5,126,657
3.50%, due 2/1/42	2,902,916	3,154,555
3.50%, due 2/1/43	1,225,113	1,381,825
3.50%, due 5/1/43	3,064,649	3,337,313
3.50%, due 7/1/43	3,246,816	3,630,701
3.50%, due 11/1/44	1,574,048	1,708,463
3.50%, due 12/1/44	1,179,690	1,302,778
3.50%, due 3/1/46	6,008,013	6,496,947
4.00%, due 3/1/42	1,086,308	1,191,861
4.00%, due 1/1/43	1,999,621	2,194,319
4.00%, due 1/1/46	4,887,560	5,381,674
4.00%, due 3/1/46	504,743	557,417
4.00%, due 9/1/48	3,325,424	3,600,644
4.50%, due 2/1/41	1,754,501	1,989,414

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 4/1/41	$555,097	$638,286
4.50%, due 8/1/42	8,485,736	9,532,438
4.50%, due 12/1/43	2,716,711	3,051,236
4.50%, due 8/1/44	1,490,116	1,673,851
5.00%, due 9/1/33	1,861,533	2,138,938
5.00%, due 9/1/41	473,442	545,637
5.00%, due 10/1/41	2,304,827	2,654,959
5.50%, due 7/1/41	2,074,650	2,445,516
6.00%, due 4/1/37	8,091	9,164
6.00%, due 10/1/37	26,477	29,355
6.00%, due 7/1/39	419,478	496,208
6.50%, due 10/1/39	424,589	489,069

		102,584,630

United States Treasury Bonds 4.9%
1.375%, due 8/15/50	47,170,000	44,266,097
2.50%, due 2/15/45	4,940,000	5,908,510
4.375%, due 11/15/39	8,855,000	13,487,618
4.375%, due 5/15/40	3,360,000	5,137,781
4.50%, due 5/15/38	4,255,000	6,483,556

		75,283,562

United States Treasury Notes 8.5%
0.125%, due 10/31/22	40,545,000	40,521,243
0.125%, due 10/15/23	42,796,000	42,709,070
0.25%, due 10/31/25	25,395,000	25,232,320
0.50%, due 10/31/27	21,160,000	20,971,549

		129,434,182

United States Treasury Inflation—Indexed Notes 2.3% (g)
0.125%, due 1/15/30	6,823,496	7,449,693
0.75%, due 7/15/28	6,460,646	7,368,334
0.875%, due 1/15/29	17,507,713	20,176,271

		34,994,298

Total U.S. Government & Federal Agencies (Cost $376,266,169)		388,941,566

Total Long-Term Bonds (Cost $1,398,204,413)		1,463,621,348

	Shares
Common Stocks 0.0%‡
Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	1	2

Media 0.0%‡
ION Media Networks, Inc. (h)(i)(j)(k)	2	1,584

Total Common Stocks (Cost $0)		1,586

20	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Short-Term Investment 3.1%
Affiliated Investment Company 3.1%
MainStay U.S. Government Liquidity Fund, 0.02% (l)	46,575,909	$46,575,909

Total Short-Term Investment (Cost $46,575,909)		46,575,909

Total Investments (Cost $1,444,780,322)	99.0%	1,510,198,843

Other Assets, Less Liabilities	1.0	14,628,580
Net Assets	100.0%	$1,524,827,423

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2020.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2020.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2020.

(f)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2020.

(g)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)

Illiquid security—As of October 31, 2020, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $1,584, which represented less than one-tenth of a percent of the Fund’s net assets. (Unaudited)

(j)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2020, the total market value of the fair valued security was $1,584, which represented less than one-tenth of a percent of the Fund’s net assets.

(k)	Restricted security. (See Note 5)

(l)	Current yield as of October 31, 2020.

Futures Contracts

As of October 31, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Long Contracts
2-Year United States Treasury Note	371	December 2020	$81,965,711	$81,933,031	$(32,680)
United States Treasury Long Bond	63	December 2020	11,077,616	10,865,531	(212,085)
United States Treasury Ultra Bond	72	December 2020	15,650,548	15,480,000	(170,548)

Total Long Contracts					(415,313)

Short Contracts
10-Year United States Treasury Note	(303)	December 2020	(42,180,139)	(41,880,281)	299,858
10-Year United States Treasury Ultra Note	(275)	December 2020	(43,934,687)	(43,252,344)	682,343
5-Year United States Treasury Note	(236)	December 2020	(29,732,762)	(29,641,969)	90,793

Total Short Contracts					1,072,994

Net Unrealized Appreciation					$657,681

1.	As of October 31, 2020, cash in the amount of $553,855 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2020.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2020 (continued)

Foreign Currency Forward Contracts

As of October 31, 2020, the Fund held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,618,315	EUR	3,055,000	JPMorgan Chase Bank N.A.	2/1/21	$52,551

Total Unrealized Appreciation						52,551

EUR	3,099,000	USD	3,662,628	JPMorgan Chase Bank N.A.	11/2/20	(53,377)
USD	3,539,077	EUR	3,099,000	JPMorgan Chase Bank N.A.	11/2/20	(70,173)

Total Unrealized Depreciation						(123,550)

Net Unrealized Depreciation						$(70,999)

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

The following abbreviations are used in the preceding pages:

CMT—1 Year Treasury Constant Maturity Rate

EUAM—European Union Advisory Mission

EUR—Euro

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

USD—United States Dollar

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$73,186,764	$—	$73,186,764
Corporate Bonds	—	800,045,390	—	800,045,390
Foreign Government Bonds	—	11,281,001	—	11,281,001
Loan Assignments	—	16,069,920	—	16,069,920
Mortgage-Backed Securities	—	168,767,134	—	168,767,134
Municipal Bonds	—	5,329,573	—	5,329,573
U.S. Government & Federal Agencies	—	388,941,566	—	388,941,566

Total Long-Term Bonds	—	1,463,621,348	—	1,463,621,348

Common Stocks (b)	2	—	1,584	1,586
Short-Term Investment
Affiliated Investment Company	46,575,909	—	—	46,575,909

Total Investments in Securities	46,575,911	1,463,621,348	1,584	1,510,198,843

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	52,551	—	52,551
Futures Contracts (c)	1,072,994	—	—	1,072,994

Total Other Financial Instruments	1,072,994	52,551	—	1,125,545

Total Investments in Securities and Other Financial Instruments	$47,648,905	$1,463,673,899	$1,584	$1,511,324,388

22	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (c)	$—	$(123,550)	$—	$(123,550)
Futures Contracts (c)	(415,313)	—	—	(415,313)

Total Other Financial Instruments	$(415,313)	$(123,550)	$—	$(538,863)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,584 is held in Media within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $1,398,204,413)	$1,463,622,934
Investment in affiliated investment company, at value (identified cost $46,575,909)	46,575,909
Cash collateral on deposit at broker for futures contracts	553,855
Cash	11,804
Receivables:
Investment securities sold	98,136,494
Dividends and interest	10,231,397
Fund shares sold	504,616
Variation margin on futures contracts	461,617
Securities lending	1,501
Other assets	62,469
Unrealized appreciation on foreign currency forward contracts	52,551

Total assets	1,620,215,147

Liabilities
Payables:
Investment securities purchased	93,756,539
Manager (See Note 3)	658,859
Fund shares redeemed	590,344
Transfer agent (See Note 3)	108,655
Professional fees	42,748
NYLIFE Distributors (See Note 3)	38,285
Shareholder communication	36,096
Custodian	7,438
Trustees	1,940
Accrued expenses	11,913
Unrealized depreciation on foreign currency forward contracts	123,550
Dividend payable	11,357

Total liabilities	95,387,724

Net assets	$1,524,827,423

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$134,277
Additional paid-in capital	1,445,910,391

1,446,044,668
Total distributable earnings (loss)	78,782,755

Net assets	$1,524,827,423

Class A
Net assets applicable to outstanding shares	$92,996,841

Shares of beneficial interest outstanding	8,191,331

Net asset value per share outstanding	$11.35
Maximum sales charge (4.50% of offering price)	0.53

Maximum offering price per share outstanding	$11.88

Investor Class
Net assets applicable to outstanding shares	$7,557,725

Shares of beneficial interest outstanding	662,034

Net asset value per share outstanding	$11.42
Maximum sales charge (4.00% of offering price)	0.48

Maximum offering price per share outstanding	$11.90

Class B
Net assets applicable to outstanding shares	$1,838,017

Shares of beneficial interest outstanding	161,714

Net asset value and offering price per share outstanding	$11.37

Class C
Net assets applicable to outstanding shares	$18,433,606

Shares of beneficial interest outstanding	1,619,849

Net asset value and offering price per share outstanding	$11.38

Class I
Net assets applicable to outstanding shares	$686,829,088

Shares of beneficial interest outstanding	60,472,930

Net asset value and offering price per share outstanding	$11.36

Class R1
Net assets applicable to outstanding shares	$28,790

Shares of beneficial interest outstanding	2,536

Net asset value and offering price per share outstanding	$11.35

Class R2
Net assets applicable to outstanding shares	$86,721

Shares of beneficial interest outstanding	7,641

Net asset value and offering price per share outstanding	$11.35

Class R3
Net assets applicable to outstanding shares	$328,791

Shares of beneficial interest outstanding	28,964

Net asset value and offering price per share outstanding	$11.35

Class R6
Net assets applicable to outstanding shares	$716,703,008

Shares of beneficial interest outstanding	63,127,379

Net asset value and offering price per share outstanding	$11.35

SIMPLE Class
Net assets applicable to outstanding shares	$24,836

Shares of beneficial interest outstanding	2,177

Net asset value and offering price per share outstanding	$11.41

24	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Interest (a)	$42,460,377
Dividends—affiliated	328,968
Securities lending	46,427
Other	554

Total income	42,836,326

Expenses
Manager (See Note 3)	6,696,137
Transfer agent (See Note 3)	636,174
Distribution/Service—Class A (See Note 3)	173,744
Distribution/Service—Investor Class (See Note 3)	17,261
Distribution/Service—Class B (See Note 3)	21,052
Distribution/Service—Class C (See Note 3)	151,289
Distribution/Service—Class R2 (See Note 3)	210
Distribution/Service—Class R3 (See Note 3)	1,546
Distribution/Service—SIMPLE Class (See Note 3)	20
Registration	170,391
Professional fees	160,250
Custodian	50,564
Shareholder communication	41,391
Trustees	31,779
Shareholder service (See Note 3)	421
Miscellaneous	57,961

Total expenses before waiver/reimbursement	8,210,190
Expense waiver/reimbursement from Manager (See Note 3)	(2,949)

Net expenses	8,207,241

Net investment income (loss)	34,629,085

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	41,155,493
Futures transactions	(1,417,707)
Foreign currency transactions	(129,309)

Net realized gain (loss)	39,608,477

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	9,744,429
Futures contracts	1,302,343
Foreign currency forward contracts	(70,999)
Translation of other assets and liabilities in foreign currencies	4,032

Net change in unrealized appreciation (depreciation)	10,979,805

Net realized and unrealized gain (loss)	50,588,282

Net increase (decrease) in net assets resulting from operations	$85,217,367

(a)	Interest recorded net of foreign withholding taxes in the amount of $2,045.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$34,629,085	$36,546,738
Net realized gain (loss)	39,608,477	14,315,136
Net change in unrealized appreciation (depreciation)	10,979,805	82,910,698

Net increase (decrease) in net assets resulting from operations	85,217,367	133,772,572

Distributions to shareholders:
Class A	(1,681,729)	(1,280,678)
Investor Class	(151,048)	(143,070)
Class B	(30,592)	(44,686)
Class C	(216,290)	(233,901)
Class I	(18,994,611)	(29,763,400)
Class R1	(708)	(47,586)
Class R2	(1,926)	(1,981)
Class R3	(6,322)	(4,787)
Class R6	(14,452,517)	(4,801,485)
SIMPLE Class	(73)	—

Total distributions to shareholders	(35,535,816)	(36,321,574)

Capital share transactions:
Net proceeds from sale of shares	777,060,770	331,151,915
Net asset value of shares issued to shareholders in reinvestment of distributions	35,393,832	36,167,837
Cost of shares redeemed	(657,455,223)	(352,868,893)

Increase (decrease) in net assets derived from capital share transactions	154,999,379	14,450,859

Net increase (decrease) in net assets	204,680,930	111,901,857

Net Assets
Beginning of year	1,320,146,493	1,208,244,636

End of year	$1,524,827,423	$1,320,146,493

26	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020	2019		2018		2017		2016

Net asset value at beginning of year	$10.91	$10.10		$10.64		$10.66		$10.46

Net investment income (loss)	0.24	0.27		0.25	(a)	0.29		0.28

Net realized and unrealized gain (loss) on investments	0.47	0.82		(0.54)		(0.06)		0.18

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.01

Total from investment operations	0.71	1.09		(0.29)		0.23		0.47

Less distributions:

From net investment income	(0.27)	(0.28)		(0.25)		(0.25)		(0.27)

Return of capital	—	—		(0.00	)‡	(0.00	)‡	—

Total distributions	(0.27)	(0.28)		(0.25)		(0.25)		(0.27)

Net asset value at end of year	$11.35	$10.91		$10.10		$10.64		$10.66

Total investment return (b)	6.55%	10.88%		(2.78%)		2.23%		4.56%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.30%	2.63%		2.40%		2.44%		2.55%

Net expenses (c)	0.85%	0.88%		0.90%		0.91%		1.00%

Expenses (before waiver/reimbursement) (c)	0.85%	0.89%		0.90%		0.94%		1.13%

Portfolio turnover rate	123%	100	%(d)	95	% (d)	56	%(d)	21%

Net assets at end of year (in 000’s)	$92,997	$56,473		$44,527		$55,474		$294,002

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

	Year ended October 31,

Investor Class	2020	2019		2018		2017		2016

Net asset value at beginning of year	$10.97	$10.15		$10.70		$10.71		$10.51

Net investment income (loss)	0.24	0.26		0.24	(a)	0.24		0.29

Net realized and unrealized gain (loss) on investments	0.46	0.82		(0.56)		(0.01)		0.19

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.01

Total from investment operations	0.70	1.08		(0.32)		0.23		0.49

Less distributions:

From net investment income	(0.25)	(0.26)		(0.23)		(0.24)		(0.29)

Return of capital	—	—		(0.00	)‡	(0.00	)‡	—

Total distributions	(0.25)	(0.26)		(0.23)		(0.24)		(0.29)

Net asset value at end of year	$11.42	$10.97		$10.15		$10.70		$10.71

Total investment return (b)	6.40%	10.74%		(2.99%)		2.11%		4.81%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.11%	2.46%		2.27%		2.28%		2.71%

Net expenses (c)	1.05%	1.05%		1.04%		1.00%		0.83%

Expenses (before waiver/reimbursement) (c)	1.05%	1.06%		1.05%		1.03%		0.98%

Portfolio turnover rate	123%	100	%(d)	95	% (d)	56	%(d)	21%

Net assets at end of year (in 000’s)	$7,558	$6,557		$5,514		$6,265		$9,232

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class B	2020	2019		2018		2017		2016

Net asset value at beginning of year	$10.92	$10.11		$10.65		10.67		$10.47

Net investment income (loss)	0.18	0.20		0.16	(a)	0.17		0.21

Net realized and unrealized gain (loss) on investments	0.43	0.79		(0.55)		(0.03)		0.19

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.01

Total from investment operations	0.61	0.99		(0.39)		0.14		0.41

Less distributions:

From net investment income	(0.16)	(0.18)		(0.15)		(0.16)		(0.21)

Return of capital	—	—		(0.00	)‡	(0.00	)‡	—

Total distributions	(0.16)	(0.18)		(0.15)		(0.16)		(0.21)

Net asset value at end of year	$11.37	$10.92		$10.11		$10.65		$10.67

Total investment return (b)	5.64%	9.85%		(3.64%)		1.36%		3.95%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.36%	1.73%		1.51%		1.53%		1.96%

Net expenses (c)	1.80%	1.80%		1.79%		1.75%		1.57%

Expenses (before waiver/reimbursement) (c)	1.80%	1.81%		1.80%		1.78%		1.73%

Portfolio turnover rate	123%	100	%(d)	95	% (d)	56	%(d)	21%

Net assets at end of year (in 000’s)	$1,838	$2,515		$2,987		$4,913		$6,746

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

	Year ended October 31,

Class C	2020	2019		2018		2017		2016

Net asset value at beginning of year	$10.93	$10.12		$10.66		$10.68		$10.48

Net investment income (loss)	0.14	0.20		0.16	(a)	0.17		0.21

Net realized and unrealized gain (loss) on investments	0.47	0.79		(0.55)		(0.03)		0.19

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.01

Total from investment operations	0.61	0.99		(0.39)		0.14		0.41

Less distributions:

From net investment income	(0.16)	(0.18)		(0.15)		(0.16)		(0.21)

Return of capital	—	—		(0.00	)‡	(0.00	)‡	—

Total distributions	(0.16)	(0.18)		(0.15)		(0.16)		(0.21)

Net asset value at end of year	$11.38	$10.93		$10.12		$10.66		$10.68

Total investment return (b)	5.64%	9.84%		(3.64%)		1.36%		3.95%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.35%	1.74%		1.51%		1.53%		1.96%

Net expenses (c)	1.80%	1.80%		1.79%		1.75%		1.58%

Expenses (before waiver/reimbursement) (c)	1.80%	1.81%		1.80%		1.78%		1.73%

Portfolio turnover rate	123%	100	%(d)	95	% (d)	56	%(d)	21%

Net assets at end of year (in 000’s)	$18,434	$11,916		$14,837		$20,215		$28,430

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

28	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020	2019		2018		2017		2016

Net asset value at beginning of year	$10.91	$10.10		$10.64		$10.66		$10.46

Net investment income (loss)	0.29	0.31		0.28	(a)	0.28		0.31

Net realized and unrealized gain (loss) on investments	0.45	0.81		(0.54)		(0.01)		0.19

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	0.01

Total from investment operations	0.74	1.12		(0.26)		0.27		0.51

Less distributions:

From net investment income	(0.29)	(0.31)		(0.28)		(0.29)		(0.31)

Return of capital	—	—		(0.00	)‡	(0.00	)‡	—

Total distributions	(0.29)	(0.31)		(0.28)		(0.29)		(0.31)

Net asset value at end of year	$11.36	$10.91		$10.10		$10.64		$10.66

Total investment return (b)	6.91%	11.20%		(2.49%)		2.56%		4.96%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.56%	2.93%		2.70%		2.66%		2.94%

Net expenses (c)	0.60%	0.60%		0.60%		0.60%		0.60%

Expenses (before waiver/reimbursement) (c)	0.60%	0.64%		0.65%		0.67%		0.88%

Portfolio turnover rate	123%	100	%(d)	95	% (d)	56	%(d)	21%

Net assets at end of year (in 000’s)	$686,829	$1,056,594		$1,016,022		$1,173,384		$935,533

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

	Year ended October 31,

Class R1	2020	2019		2018		2017		2016

Net asset value at beginning of year	$10.90	$10.10		$10.64		$10.66		$10.46

Net investment income (loss)	0.26	0.29		0.27	(a)	0.27		0.30

Net realized and unrealized gain (loss) on investments	0.47	0.80		(0.54)		(0.01)		0.19

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.01

Total from investment operations	0.73	1.09		(0.27)		0.26		0.50

Less distributions:

From net investment income	(0.28)	(0.29)		(0.27)		(0.28)		(0.30)

Return of capital	—	—		(0.00	)‡	(0.00	)‡	—

Total distributions	(0.28)	(0.29)		(0.27)		(0.28)		(0.30)

Net asset value at end of year	$11.35	$10.90		$10.10		$10.64		$10.66

Total investment return (b)	6.81%	10.98%		(2.59%)		2.46%		4.86%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.47%	2.97%		2.61%		2.58%		2.84%

Net expenses (c)	0.70%	0.70%		0.70%		0.70%		0.70%

Expenses (before waiver/reimbursement) (c)	0.70%	0.74%		0.75%		0.77%		0.98%

Portfolio turnover rate	123%	100	%(d)	95	% (d)	56	%(d)	21%

Net assets at end of year (in 000’s)	$29	$27		$4,148		$3,627		$3,846

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R2	2020	2019		2018		2017		2016

Net asset value at beginning of year	$10.90	$10.09		$10.63		$10.65		$10.46

Net investment income (loss)	0.25	0.27		0.24	(a)	0.24		0.31

Net realized and unrealized gain (loss) on investments	0.46	0.81		(0.54)		(0.01)		0.15

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.00 ‡

Total from investment operations	0.71	1.08		(0.30)		0.23		0.46

Less distributions:

From net investment income	(0.26)	(0.27)		(0.24)		(0.25)		(0.27)

Return of capital	—	—		(0.00	)‡	(0.00	)‡	—

Total distributions	(0.26)	(0.27)		(0.24)		(0.25)		(0.27)

Net asset value at end of year	$11.35	$10.90		$10.09		$10.63		$10.65

Total investment return (b)	6.54%	10.82%		(2.83%)		2.18%		4.44%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.21%	2.57%		2.35%		2.32%		2.64%

Net expenses (c)	0.95%	0.95%		0.95%		0.95%		0.95%

Expenses (before waiver/reimbursement) (c)	0.95%	0.99%		1.00%		1.02%		1.24%

Portfolio turnover rate	123%	100	%(d)	95	% (d)	56	%(d)	21%

Net assets at end of year (in 000’s)	$87	$81		$73		$127		$115

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

	Year ended October 31,							February 29, 2016^ through October 31, 2016
Class R3	2020	2019		2018		2017

Net asset value at beginning of period	$10.90	$10.10		$10.64		$10.66		$10.31

Net investment income (loss)	0.22	0.24		0.22	(a)	0.21		0.15

Net realized and unrealized gain (loss) on investments	0.46	0.80		(0.54)		(0.01)		0.35

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.01

Total from investment operations	0.68	1.04		(0.32)		0.20		0.51

Less distributions:

From net investment income	(0.23)	(0.24)		(0.22)		(0.22)		(0.16)

Return of capital	—	—		(0.00	)‡	(0.00	)‡	—

Total distributions	(0.23)	(0.24)		(0.22)		(0.22)		(0.16)

Net asset value at end of period	$11.35	$10.90		$10.10		$10.64		$10.66

Total investment return (b)	6.28%	10.44%		(3.08%)		1.93%		4.98%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.96%	2.30%		2.15%		2.07%		2.26%††

Net expenses (c)	1.20%	1.20%		1.20%		1.20%		1.20%††

Expenses (before reimbursement/waiver) (c)	1.20%	1.24%		1.24%		1.27%		1.48%††

Portfolio turnover rate	123%	100	%(d)	95	% (d)	56	%(d)	21%

Net assets at end of period (in 000’s)	$329	$251		$173		$93		$79

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

30	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class R6	2020	2019		2018		2017		2016

Net asset value at beginning of year	$10.91	$10.10		$10.64		$10.66		$10.46

Net investment income (loss)	0.28	0.30		0.29	(a)	0.29		0.36

Net realized and unrealized gain (loss) on investments	0.46	0.82		(0.54)		(0.02)		0.15

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.01

Total from investment operations	0.74	1.12		(0.25)		0.27		0.52

Less distributions:

From net investment income	(0.30)	(0.31)		(0.29)		(0.29)		(0.32)

Return of capital	—	—		(0.00	)‡	(0.00	)‡	—

Total distributions	(0.30)	(0.31)		(0.29)		(0.29)		(0.32)

Net asset value at end of year	$11.35	$10.91		$10.10		$10.64		$10.66

Total investment return (b)	6.89%	11.27%		(2.42%)		2.62%		5.04%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.61%	2.98%		2.81%		2.74%		3.02%

Net expenses (c)	0.53%	0.53%		0.53%		0.54%		0.53%

Expenses (before waiver/reimbursement) (c)	0.53%	0.53%		0.53%		0.54%		0.53%

Portfolio turnover rate	123%	100	%(d)	95	% (d)	56	%(d)	21%

Net assets at end of year (in 000’s)	$716,703	$185,733		$119,963		$27		$26

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 63% and 42% for the years ended October 31, 2019, 2018 and 2017, respectively.

SIMPLE Class	August 31, 2020^ through October 31, 2020

Net asset value at beginning of period *	$11.52

Net investment income (loss)	0.03

Net realized and unrealized gain (loss) on investments	(0.11)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00

Total from investment operations	(0.08)

Less distributions:

From net investment income	(0.03)

Net asset value at end of period	$11.41

Total investment return (a)	(0.66%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	1.80%

Net expenses †† (b)	1.26%

Portfolio turnover rate	123%

Net assets at end of period (in 000’s)	$25

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
*	Based on the net asset value of Investor Class as of August 31, 2020.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Total Return Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A, Class B, and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R1 and Class R2 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on December 29, 2014. Class R3 shares commenced operations on February 29, 2016. SIMPLE Class shares commenced operations on August 31, 2020.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such

32	MainStay MacKay Total Return Bond Fund

methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of October 31, 2020, are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker(s) selected by the Manager, in consultation with the Subadvisor. The

33

Notes to Financial Statements (continued)

evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments was determined as of October 31, 2020 and can change at any time. Illiquid investments as of October 31, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, for the Fund are accreted and amortized, respectively. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

34	MainStay MacKay Total Return Bond Fund

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2020, the Fund did not hold any repurchase agreements.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of October 31, 2020, are shown in the Portfolio of Investments.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized

35

Notes to Financial Statements (continued)

gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of October 31, 2020, are shown in the Portfolio of Investments.

(J)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

Rights and warrants are speculative investments. The Fund could lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. To the extent the Fund investments in rights and warrants, the Fund exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2020, the Fund did not hold any rights or warrants.

(L)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 13 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which

36	MainStay MacKay Total Return Bond Fund

may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund did not have any portfolio securities on loan.

(N)  Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(O)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. Management is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Fund or the debt securities or other instruments based on LIBOR in which the Fund invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. In order to keep the Fund nearly fully invested, while maintaining a short duration posture, the Fund executed a duration tilt with U.S. Treasury futures. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

37

Notes to Financial Statements (continued)

Fair value of derivative instruments as of October 31, 2020:

Asset Derivatives

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$—	$1,072,994	$1,072,994
Forward Contracts—Unrealized appreciation on foreign currency forward contracts	52,551	—	52,551

Total Fair Value	$52,551	$1,072,994	$1,125,545

Liability Derivatives

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$—	$(415,313)	$(415,313)
Forward Contracts—Unrealized depreciation on foreign currency forward contracts	(123,550)	—	(123,550)

Total Fair Value	$(123,550)	$(415,313)	$(538,863)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

Net Realized Gain (Loss) from:

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	$—	$(1,417,707)	$(1,417,707)

Total Net Realized Gain (Loss)	$—	$(1,417,707)	$(1,417,707)

Net Change in Unrealized Appreciation (Depreciation) from:

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	$—	$1,302,343	$1,302,343
Forward Contracts	(70,999)	—	(70,999)

Total Net Change in Unrealized Appreciation (Depreciation)	$(70,999)	$1,302,343	$1,231,344

Average Notional Amount

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts Long	$—	$155,843,784	$155,843,784
Futures Contracts Short	$—	$(127,614,752)	$(127,614,752)
Forward Contracts Long	$2,268,012	$—	$2,268,012
Forward Contracts Short	$(4,562,536)	$—	$(4,562,536)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion; 0.475% from $1 billion to $3 billion; and 0.465% in excess of $3 billion. During the year ended October 31, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.49%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.88% and Class I, 0.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class R1 shares, Class R2 shares, Class R3 shares and SIMPLE Class shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These

38	MainStay MacKay Total Return Bond Fund

agreements will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

In addition, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R1, Class R2 and Class R3 shares of the Fund do not exceed 0.70%, 0.95% and 1.20%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $6,696,137 and waived fees and/or reimbursed expenses in the amount of $2,949 and paid the Subadvisor fees in the amount of $3,346,662.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 13 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan under the Class R2 and R3 Plans.

During the year ended October 31, 2020, shareholder service fees incurred by the Fund were as follows:

Class R1	$28
Class R2	84
Class R3	309

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $50,715 and $4,179, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2020, of $4,923, $1,223 and $2,060, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021 for SIMPLE Class shares and February 28, 2021 for all other share classes, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended

39

Notes to Financial Statements (continued)

October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived
Class A	$44,331	$—
Investor Class	18,536	—
Class B	5,738	—
Class C	39,795	—
Class I	506,470	—
Class R1	19	—
Class R2	56	—
Class R3	197	—
Class R6	21,022	—
SIMPLE Class	10	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$83,216	$1,151,335	$(1,187,975)	$—	$—	$46,576	$329	$—	46,576

(G)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R1	$28,724	99.8%
Class R2	32,715	37.7
Class R3	30,386	9.2
Class R6	31,273	0.0
SIMPLE Class	24,799	99.9

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,448,784,944	$70,949,725	$(9,535,826)	$61,413,899

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$17,476,661	$(3,992,419)	$(11,357)	$65,309,870	$78,782,755

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to straddle loss deferral adjustments, mark to market on futures contracts and mark to market on forwards contracts. The other temporary differences are primarily due to dividends payable.

The Fund utilized $21,237,829 of capital loss carryforwards during the year ended October 31, 2020.

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019
Distributions paid from:
Ordinary Income	$35,535,816	$36,321,574

Note 5–Restricted Securities

Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

As of October 31, 2020, the Fund held the following restricted security:

Security	Date(s) of Acquisition	Shares	Cost	10/31/20 Value	Percent of Net Assets
ION Media Networks, Inc.

Common Stock	3/12/10	2	$—	$1,584	0.0	%‡

‡	Less than one-tenth of a percent.

40	MainStay MacKay Total Return Bond Fund

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 13 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of U.S. government securities were $1,154,187 and $1,275,333, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $603,145 and $344,652, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	4,364,085	$48,920,444
Shares issued to shareholders in reinvestment of distributions	139,978	1,563,529
Shares redeemed	(1,641,401)	(18,280,554)

Net increase (decrease) in shares outstanding before conversion	2,862,662	32,203,419
Shares converted into Class A (See Note 1)	154,863	1,724,553
Shares converted from Class A (See Note 1)	(4,596)	(50,828)

Net increase (decrease)	3,012,929	$33,877,144

Year ended October 31, 2019:
Shares sold	1,961,925	$20,782,770
Shares issued to shareholders in reinvestment of distributions	110,347	1,164,200
Shares redeemed	(1,368,306)	(14,364,700)

Net increase (decrease) in shares outstanding before conversion	703,966	7,582,270
Shares converted into Class A (See Note 1)	96,727	1,017,787
Shares converted from Class A (See Note 1)	(32,288)	(342,020)

Net increase (decrease)	768,405	$8,258,037

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	271,891	$3,040,611
Shares issued to shareholders in reinvestment of distributions	13,324	149,269
Shares redeemed	(124,522)	(1,378,361)

Net increase (decrease) in shares outstanding before conversion	160,693	1,811,519
Shares converted into Investor Class (See Note 1)	29,424	331,865
Shares converted from Investor Class (See Note 1)	(126,019)	(1,412,571)

Net increase (decrease)	64,098	$730,813

Year ended October 31, 2019:
Shares sold	173,484	$1,869,342
Shares issued to shareholders in reinvestment of distributions	13,294	140,875
Shares redeemed	(130,835)	(1,397,745)

Net increase (decrease) in shares outstanding before conversion	55,943	612,472
Shares converted into Investor Class (See Note 1)	53,502	567,455
Shares converted from Investor Class (See Note 1)	(54,590)	(580,575)

Net increase (decrease)	54,855	$599,352

41

Notes to Financial Statements (continued)

Class B	Shares	Amount

Year ended October 31, 2020:
Shares sold	33,861	$373,748
Shares issued to shareholders in reinvestment of distributions	2,604	28,947
Shares redeemed	(77,332)	(854,199)

Net increase (decrease) in shares outstanding before conversion	(40,867)	(451,504)
Shares converted from Class B (See Note 1)	(27,800)	(309,902)

Net increase (decrease)	(68,667)	$(761,406)

Year ended October 31, 2019:
Shares sold	38,675	$416,459
Shares issued to shareholders in reinvestment of distributions	3,852	40,495
Shares redeemed	(88,087)	(925,155)

Net increase (decrease) in shares outstanding before conversion	(45,560)	(468,201)
Shares converted from Class B (See Note 1)	(19,572)	(206,789)

Net increase (decrease)	(65,132)	$(674,990)

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	1,156,557	$12,889,926
Shares issued to shareholders in reinvestment of distributions	18,554	207,818
Shares redeemed	(620,031)	(6,951,253)

Net increase (decrease) in shares outstanding before conversion	555,080	6,146,491
Shares converted from Class C (See Note 1)	(25,228)	(283,117)

Net increase (decrease)	529,852	$5,863,374

Year ended October 31, 2019:
Shares sold	323,808	$3,392,307
Shares issued to shareholders in reinvestment of distributions	20,603	216,688
Shares redeemed	(675,789)	(7,150,038)

Net increase (decrease) in shares outstanding before conversion	(331,378)	(3,541,043)
Shares converted from Class C (See Note 1)	(44,673)	(466,470)

Net increase (decrease)	(376,051)	$(4,007,513)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	15,167,128	$168,259,219
Shares issued to shareholders in reinvestment of distributions	1,706,197	18,986,074
Shares redeemed	(50,277,250)	(548,717,800)

Net increase in shares outstanding before conversion	(33,403,925)	(361,472,507)
Shares converted from Class I (See Note 1)	(2,981,884)	(34,261,845)

Net increase (decrease)	(36,385,809)	$(395,734,352)

Year ended October 31, 2019:
Shares sold	22,359,355	$236,859,763
Shares issued to shareholders in reinvestment of distributions	2,824,136	29,753,290
Shares redeemed	(22,826,631)	(242,710,140)

Net increase (decrease) in shares outstanding before conversion	2,356,860	23,902,913
Shares converted into Class I (See Note 1)	1,037	10,612
Shares converted from Class I (See Note 1)	(6,097,904)	(63,113,303)

Net increase (decrease)	(3,740,007)	$(39,199,778)

Class R1	Shares	Amount

Year ended October 31, 2020:
Shares issued to shareholders in reinvestment of distributions	64	708

Net increase (decrease)	64	$708

Year ended October 31, 2019:
Shares sold	20,574	$210,604
Shares issued to shareholders in reinvestment of distributions	4,637	47,586
Shares redeemed	(433,599)	(4,522,526)

Net increase (decrease)	(408,388)	$(4,264,336)

Class R2	Shares	Amount

Year ended October 31, 2020:
Shares issued to shareholders in reinvestment of distributions	173	1,926

Net increase (decrease)	173	$1,926

Year ended October 31, 2019:
Shares issued to shareholders in reinvestment of distributions	188	1,981

Net increase (decrease)	188	$1,981

Class R3	Shares	Amount

Year ended October 31, 2020:
Shares sold	8,735	$96,904
Shares issued to shareholders in reinvestment of distributions	268	2,994
Shares redeemed	(3,038)	(34,629)

Net increase (decrease)	5,965	$65,269

Year ended October 31, 2019:
Shares sold	6,170	$65,149
Shares issued to shareholders in reinvestment of distributions	116	1,237
Shares redeemed	(461)	(4,687)

Net increase (decrease)	5,825	$61,699

Class R6	Shares	Amount

Year ended October 31, 2020:
Shares sold	49,412,201	$543,454,918
Shares issued to shareholders in reinvestment of distributions	1,294,237	14,452,494
Shares redeemed	(7,591,919)	(81,238,427)

Net increase (decrease) in shares outstanding before conversion	43,114,519	476,668,985
Shares converted into Class R6 (See Note 1)	2,981,884	34,261,845

Net increase (decrease)	46,096,403	$510,930,830

Year ended October 31, 2019:
Shares sold	6,429,841	$67,555,521
Shares issued to shareholders in reinvestment of distributions	454,761	4,801,485
Shares redeemed	(7,834,175)	(81,793,902)

Net increase (decrease) in shares outstanding before conversion	(949,573)	(9,436,896)
Shares converted into Class R6 (See Note 1)	6,097,904	63,113,303

Net increase (decrease)	5,148,331	$53,676,407

42	MainStay MacKay Total Return Bond Fund

SIMPLE Class	Shares	Amount

Period ended October 31, 2020 (a):
Shares sold	2,171	$25,000
Shares issued to shareholders in reinvestment of distributions	6	73

Net increase (decrease)	2,177	$25,073

(a)	The inception date of the class was August 31, 2020.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through

December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

43

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Total Return Bond Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

44	MainStay MacKay Total Return Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2020, the Fund designated approximately $155,981 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

45

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

46	MainStay MacKay Total Return Bond Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

47

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay MacKay Total Return Bond Fund

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

49

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1716155 MS203-20	MSTRB11-12/20 (NYLIM) NL229

MainStay MacKay U.S. Equity

Opportunities Fund

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 2020

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	–5.77 –0.29%	5.05 6.24%	10.81 11.44%	1.50 1.50%
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–5.96 –0.49	4.95 6.14	10.65 11.28	1.57 1.57
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/29/2007	–2.00 –1.13	5.37 5.37	10.45 10.45	2.32 2.32
Class I Shares	No Sales Charge		6/29/2007	0.01	6.53	11.72	1.25

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 5.5%, which is reflected in the average annual total return figures shown.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Russell 1000® Index[4]	10.87%	11.79%	13.05%
Morningstar Large Blend Category Average[5]	6.30	9.64	11.28

4.

The Russell 1000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay U.S. Equity Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay U.S. Equity Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Class A Shares	$1,000.00	$1,100.30	$8.08	$1,017.44	$7.76	1.53%

Investor Class Shares	$1,000.00	$1,099.70	$8.60	$1,016.94	$8.26	1.63%

Class C Shares	$1,000.00	$1,097.00	$12.39	$1,013.32	$11.89	2.35%

Class I Shares	$1,000.00	$1,103.20	$5.76	$1,019.66	$5.53	1.09%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

7

Industry Composition as of October 31, 2020 (Unaudited)

Software	11.8%

Semiconductors & Semiconductor Equipment	5.9

Internet & Direct Marketing Retail	5.2

IT Services	4.6

Capital Markets	4.1

Specialty Retail	3.6

Banks	3.3

Health Care Equipment & Supplies	3.3

Pharmaceuticals	3.1

Health Care Providers & Services	3.0

Equity Real Estate Investment Trusts	2.7

Food & Staples Retailing	2.3

Biotechnology	2.2

Life Sciences Tools & Services	2.2

Interactive Media & Services	2.1

Chemicals	1.9

Electronic Equipment, Instruments & Components	1.6

Entertainment	1.6

Metals & Mining	1.6

Machinery	1.5

Hotels, Restaurants & Leisure	1.4

Household Products	1.3

Media	1.2

Diversified Financial Services	1.1

Electric Utilities	1.1

Insurance	1.1

Air Freight & Logistics	1.0

Consumer Finance	1.0

Independent Power & Renewable Electricity Producers	1.0

Professional Services	1.0

Automobiles	0.9

Commercial Services & Supplies	0.9%

Diversified Consumer Services	0.9

Multiline Retail	0.9

Personal Products	0.9

Beverages	0.8

Electrical Equipment	0.8

Food Products	0.7

Industrial Conglomerates	0.7

Multi-Utilities	0.7

Oil, Gas & Consumable Fuels	0.7

Aerospace & Defense	0.6

Health Care Technology	0.6

Road & Rail	0.6

Thrifts & Mortgage Finance	0.6

Diversified Telecommunication Services	0.5

Household Durables	0.5

Leisure Products	0.5

Trading Companies & Distributors	0.5

Communications Equipment	0.4

Construction & Engineering	0.4

Containers & Packaging	0.4

Technology Hardware, Storage & Peripherals	0.4

Textiles, Apparel & Luxury Goods	0.4

Building Products	0.3

Tobacco	0.2

Airlines	0.0 ‡

Short-Term Investment	1.9

Other Assets, Less Liabilities	3.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2020 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Amazon.com, Inc.

3.	Alphabet, Inc., Class A

4.	NVIDIA Corp.

5.	PayPal Holdings, Inc.
6.	Procter & Gamble Co.

7.	Walmart, Inc.

8.	Johnson & Johnson

9.	Visa, Inc., Class A

10.	Intel Corp.

8	MainStay MacKay U.S. Equity Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Mona Patni and Migene Kim, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay U.S. Equity Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay MacKay U.S. Equity Opportunities Fund returned 0.01%, underperforming the 10.87% return of the Fund’s primary benchmark, the Russell 1000® Index. Over the same period, Class I shares also underperformed the 6.30% return of the Morningstar Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, market dynamics were influenced by several significant exogenous factors, most prominently the global COVID-19 pandemic, international trade disputes and uncertainties regarding the U.S. presidential election. While domestic equities rallied in the final months of 2019, the investment landscape abruptly changed during the first quarter of 2020 when the pandemic provoked the worst quarterly drop for most major equity market indices since the financial crisis of 2007-2008. Stock performance in the second quarter proved equally dramatic in the opposite direction: As global central banks intervened and massive fiscal stimulus was deployed, U.S. equity markets reported their best quarterly gain since 1999. The third quarter saw an extension of the equity market rally despite continuing restrictions on global mobility and economic activities.

Although U.S. equities proved quite resilient during the reporting period, markets were subject to many volatility surges, abrupt short-term style gyrations and frequent risk appetite reversals. Large-cap growth stocks were the definitive winner both before and after the pandemic-driven market sell-off as investors piled onto familiar technology and Internet names that were seen as less impacted by “contact economy.” Similarly, investors penalized smaller and cheaper stocks, deeming them comparatively risky. These extreme market conditions led to a collapse in market breadth, diminished diversification and factor dislocations, which provided a challenging backdrop for the Fund’s diversified stock selection framework. In this environment, valuation suffered one of the worst drawdowns in its history. The Fund’s trend-following stock selection factors mitigated some of the headwinds from the value sell-off, but trend-following factors were also subject to sharp, volatile sell-offs amid market uncertainties and inflection points. Quality and profitability signals mitigated some downside risk, particularly during the March market downturn; however hedge fund sentiment was not efficacious, with the hedge fund community in aggregate having a challenging time coping with market turmoil. The Fund’s balanced approach and defensive positioning with respect to risk helped contain some of the losses in this adverse investment climate.

During the reporting period, were there any liquidity events that materially impacted the Fund’s performance?

There were several liquidity episodes during the reporting period; however, they did not materially impact Fund performance as we avoided reacting to short-term events and making binary calls during moments of market turmoil. Trade implementation was challenging at these times, as brokers priced market volatility in their bids, although our trading team navigated through this environment with care and caution.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance, and which sectors were particularly weak?

The energy sector provided the Fund’s strongest positive contribution to performance relative to the Russell 1000® Index during the reporting period. (Contributions take weightings and total returns into account.) The weakest contributors to relative performance during the same period included the information technology, consumer staples and health care sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the individual holdings generating the strongest positive contributions to the Fund’s absolute performance included technology hardware, storage & peripherals maker Apple; Internet retailer Amazon.com; and systems software company Microsoft. Over the same period, the stocks that detracted the most from the Fund’s absolute performance were mortgage REIT (real estate investment trust) MFA Financial; diversified bank JPMorgan Chase; and oil & gas refining and marketing company HollyFrontier.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund made its largest initial purchase during the reporting period in financial data and analytics firm S&P Global, while its largest increased position size was in Apple, mentioned above. During the same period, the Fund sold its entire position in integrated oil & gas company Exxon Mobil, and decreased its holdings in JPMorgan Chase, also mentioned above.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

How did the Fund’s sector weightings change during the reporting period?

The Fund’s largest increases in sector exposures relative to the Russell 1000® Index were in health care and utilities. Conversely, the Fund’s largest decreases in benchmark-relative sector exposures were in financials and communication services.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund held its most overweight exposures relative to the Russell 1000® Index in the consumer discretionary and health care sectors. As of the same date, the Fund held its most underweight benchmark-relative exposures in the communication services and real estate sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay U.S. Equity Opportunities Fund

Portfolio of Investments October 31, 2020

	Shares	Value

Common Stocks 94.6%†
Aerospace & Defense 0.6%
Boeing Co. (a)	2,500	$360,975
Raytheon Technologies Corp. (a)	6,500	353,080
Textron, Inc.	5,300	189,740

		903,795

Air Freight & Logistics 1.0%
FedEx Corp.	2,800	726,516
United Parcel Service, Inc., Class B	1,700	267,087
XPO Logistics, Inc. (b)	4,500	405,000

		1,398,603

Airlines 0.0%‡
Southwest Airlines Co.	1,600	63,248

Automobiles 0.9%
Tesla, Inc. (a)(b)	3,365	1,305,755
Thor Industries, Inc.	100	8,458

		1,314,213

Banks 3.3%
Bank of America Corp. (a)	45,483	1,077,947
Comerica, Inc.	10,100	459,651
First Horizon National Corp.	17,600	183,216
PacWest Bancorp	28,400	546,416
Signature Bank	8,100	653,994
SVB Financial Group (b)	1,400	406,980
Synovus Financial Corp.	27,680	719,680
TCF Financial Corp.	9,800	266,658
Wintrust Financial Corp.	5,600	275,688

		4,590,230

Beverages 0.8%
Coca-Cola Co. (a)	4,389	210,935
Molson Coors Beverage Co., Class B	14,400	507,744
PepsiCo., Inc. (a)	2,984	397,738

		1,116,417

Biotechnology 2.2%
AbbVie, Inc. (a)	8,200	697,820
ACADIA Pharmaceuticals, Inc. (b)	100	4,645
Acceleron Pharma, Inc. (b)	100	10,458
Alexion Pharmaceuticals, Inc. (b)	1,000	115,140
Alkermes PLC (b)	1,700	27,625
Alnylam Pharmaceuticals, Inc. (b)	400	49,188
Amgen, Inc.	2,745	595,500
Biogen, Inc. (b)	782	197,119
BioMarin Pharmaceutical, Inc. (b)	800	59,544
Exact Sciences Corp. (b)	600	74,298
Exelixis, Inc. (b)	2,200	45,056
Gilead Sciences, Inc.	5,900	343,085
Incyte Corp. (b)	1,100	95,304
Ionis Pharmaceuticals, Inc. (b)	400	18,780

	Shares	Value

Biotechnology (continued)
Iovance Biotherapeutics, Inc. (b)	300	$10,704
Moderna, Inc. (b)	1,100	74,217
Neurocrine Biosciences, Inc. (b)	400	39,468
Regeneron Pharmaceuticals, Inc. (b)	455	247,320
Sarepta Therapeutics, Inc. (b)	300	40,773
Seagen, Inc. (b)	560	93,408
United Therapeutics Corp. (b)	300	40,269
Vertex Pharmaceuticals, Inc. (b)	1,148	239,197

		3,118,918

Building Products 0.3%
Masco Corp.	1,100	58,960
Owens Corning	6,000	392,820

		451,780

Capital Markets 4.1%
Ameriprise Financial, Inc.	4,542	730,490
Bank of New York Mellon Corp.	22,200	762,792
BlackRock, Inc.	1,500	898,815
Evercore, Inc., Class A	1,900	151,126
Intercontinental Exchange, Inc.	1,200	113,280
Lazard, Ltd., Class A	19,000	639,730
LPL Financial Holdings, Inc.	8,500	679,405
Moody’s Corp.	300	78,870
Raymond James Financial, Inc.	6,400	489,216
S&P Global, Inc. (a)	2,900	935,917
State Street Corp.	4,800	282,720

		5,762,361

Chemicals 1.9%
CF Industries Holdings, Inc.	24,600	679,206
Element Solutions, Inc. (b)	27,100	317,612
Huntsman Corp.	16,387	398,040
Mosaic Co.	17,000	314,500
Sherwin-Williams Co. (a)	1,304	897,126

		2,606,484

Commercial Services & Supplies 0.9%
ADT, Inc.	85,700	564,763
Cintas Corp.	134	42,150
Clean Harbors, Inc. (a)(b)	11,800	625,046

		1,231,959

Communications Equipment 0.4%
Cisco Systems, Inc. (a)	15,525	557,347

Construction & Engineering 0.4%
Quanta Services, Inc.	7,800	486,954

Consumer Finance 1.0%
American Express Co. (a)	800	72,992
SLM Corp.	75,000	689,250
Synchrony Financial	26,600	665,532

		1,427,774

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value

Common Stocks (continued)
Containers & Packaging 0.4%
Ardagh Group S.A.	7,500	$123,600
Berry Global Group, Inc. (b)	8,000	373,040

		496,640

Diversified Consumer Services 0.9%
Graham Holdings Co., Class B	1,700	646,578
H&R Block, Inc.	38,400	662,784

		1,309,362

Diversified Financial Services 1.1%
Berkshire Hathaway, Inc., Class B (a)(b)	5,562	1,122,968
Jefferies Financial Group, Inc.	23,300	454,583

		1,577,551

Diversified Telecommunication Services 0.5%
AT&T, Inc. (a)	8,469	228,832
Verizon Communications, Inc. (a)	7,538	429,591

		658,423

Electric Utilities 1.1%
NextEra Energy, Inc.	6,800	497,828
NRG Energy, Inc.	8,200	259,284
OGE Energy Corp.	22,200	683,094
PPL Corp. (a)	2,200	60,500

		1,500,706

Electrical Equipment 0.8%
GrafTech International, Ltd.	29,900	201,825
nVent Electric PLC	12,100	218,405
Regal Beloit Corp.	6,900	680,685

		1,100,915

Electronic Equipment, Instruments & Components 1.6%
Arrow Electronics, Inc. (b)	3,400	264,826
Avnet, Inc.	24,500	604,415
IPG Photonics Corp. (a)(b)	200	37,192
Jabil, Inc.	19,941	660,845
SYNNEX Corp.	4,900	645,036

		2,212,314

Entertainment 1.6%
Electronic Arts, Inc. (b)	2,200	263,626
Lions Gate Entertainment Corp., Class B (b)	77,100	483,417
Netflix, Inc. (a)(b)	1,597	759,757
Roku, Inc. (b)	100	20,240
Spotify Technology S.A. (b)	400	95,956
Walt Disney Co.	5,449	660,691

		2,283,687

Equity Real Estate Investment Trusts 2.7%
American Tower Corp. (a)	3,000	688,950
Crown Castle International Corp.	3,600	562,320
Digital Realty Trust, Inc.	1,400	202,020
Duke Realty Corp.	8,900	338,111

	Shares	Value

Equity Real Estate Investment Trusts (continued)
Equinix, Inc. (a)	757	$553,549
First Industrial Realty Trust, Inc.	1,000	39,810
Gaming & Leisure Properties, Inc.	1,700	61,795
Life Storage, Inc.	100	11,415
Prologis, Inc.	6,100	605,120
Public Storage (a)	400	91,628
SBA Communications Corp.	1,400	406,518
Weyerhaeuser Co.	5,500	150,095

		3,711,331

Food & Staples Retailing 2.3%
Costco Wholesale Corp. (a)	2,600	929,812
Kroger Co. (a)	23,400	753,714
Walmart, Inc. (a)	10,900	1,512,375

		3,195,901

Food Products 0.7%
Ingredion, Inc.	2,700	191,403
Tyson Foods, Inc., Class A	12,700	726,821

		918,224

Health Care Equipment & Supplies 3.3%
Abbott Laboratories (a)	9,900	1,040,589
Baxter International, Inc. (a)	4,700	364,579
Becton Dickinson & Co.	700	161,791
Boston Scientific Corp. (b)	3,600	123,372
Danaher Corp.	2,900	665,666
DexCom, Inc. (b)	200	63,916
Edwards Lifesciences Corp. (b)	3,800	272,422
Hill-Rom Holdings, Inc.	2,700	245,889
Hologic, Inc. (b)	4,400	302,808
IDEXX Laboratories, Inc. (b)	700	297,374
Intuitive Surgical, Inc. (b)	449	299,519
Medtronic PLC (a)	5,100	512,907
Stryker Corp.	1,000	202,010
Tandem Diabetes Care, Inc. (b)	200	21,800
Zimmer Biomet Holdings, Inc.	100	13,210

		4,587,852

Health Care Providers & Services 3.0%
Amedisys, Inc. (b)	500	129,500
Anthem, Inc.	3,376	920,973
Cardinal Health, Inc.	3,900	178,581
HCA Healthcare, Inc.	6,200	768,428
Humana, Inc.	2,136	852,862
McKesson Corp.	2,149	316,956
Molina Healthcare, Inc. (b)	3,500	652,645
Universal Health Services, Inc., Class B	2,800	306,740

		4,126,685

Health Care Technology 0.6%
Cerner Corp.	9,000	630,810

12	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Health Care Technology (continued)
Veeva Systems, Inc., Class A (b)	600	$162,030

		792,840

Hotels, Restaurants & Leisure 1.4%
Domino’s Pizza, Inc. (a)	1,800	680,976
Extended Stay America, Inc.	53,500	607,225
McDonald’s Corp. (a)	2,735	582,555
Starbucks Corp.	1,100	95,656

		1,966,412

Household Durables 0.5%
Mohawk Industries, Inc. (b)	5,100	526,269
PulteGroup, Inc. (a)	4,200	171,192

		697,461

Household Products 1.3%
Procter & Gamble Co.	11,159	1,529,899
Spectrum Brands Holdings, Inc.	4,100	233,167

		1,763,066

Independent Power & Renewable Electricity Producers 1.0%
AES Corp. (a)	36,400	709,800
Vistra Corp.	38,700	672,219

		1,382,019

Industrial Conglomerates 0.7%
3M Co.	2,900	463,884
Carlisle Cos., Inc.	2,000	247,740
Honeywell International, Inc.	1,700	280,415

		992,039

Insurance 1.1%
Allstate Corp.	8,700	772,125
American National Group, Inc.	3,800	261,440
First American Financial Corp.	1,100	49,049
Unum Group	22,200	392,052

		1,474,666

Interactive Media & Services 2.1%
Alphabet, Inc., Class A (b)	1,381	2,231,848
Twitter, Inc. (b)	1,100	45,496
Zillow Group, Inc., Class A (b)	7,100	634,243

		2,911,587

Internet & Direct Marketing Retail 5.2%
Amazon.com, Inc. (a)(b)	2,125	6,451,819
eBay, Inc.	14,900	709,687
Etsy, Inc. (b)	1,100	133,749

		7,295,255

IT Services 4.6%
Accenture PLC, Class A	123	26,680
Alliance Data Systems Corp.	14,100	726,714

	Shares	Value

IT Services (continued)
Amdocs, Ltd.	2,900	$163,502
DXC Technology Co.	12,800	235,776
Euronet Worldwide, Inc. (b)	1,400	124,376
GoDaddy, Inc., Class A (b)	9,600	679,104
ManTech International Corp., Class A	810	52,553
Mastercard, Inc., Class A	4,062	1,172,456
PayPal Holdings, Inc. (b)	8,600	1,600,718
Square, Inc., Class A (b)	1,000	154,880
Twilio, Inc., Class A (b)	400	111,588
Visa, Inc., Class A	7,685	1,396,441

		6,444,788

Leisure Products 0.5%
Polaris, Inc.	7,300	663,278

Life Sciences Tools & Services 2.2%
Bruker Corp.	7,900	336,066
Charles River Laboratories International, Inc. (b)	400	91,080
IQVIA Holdings, Inc. (b)	4,900	754,551
PPD, Inc. (b)	17,500	575,400
PRA Health Sciences, Inc. (b)	6,400	623,616
Thermo Fisher Scientific, Inc.	1,497	708,261
Waters Corp. (b)	200	44,564

		3,133,538

Machinery 1.5%
AGCO Corp.	8,600	662,458
Caterpillar, Inc.	1,000	157,050
Crane Co.	1,200	60,900
Deere & Co.	4,100	926,231
Gates Industrial Corp. PLC (b)	21,800	241,980
Parker-Hannifin Corp.	300	62,508
Timken Co.	700	41,790

		2,152,917

Media 1.2%
Altice U.S.A., Inc., Class A (b)	15,400	415,030
Charter Communications, Inc., Class A (a)(b)	1,740	1,050,646
Comcast Corp., Class A (a)	5,920	250,061

		1,715,737

Metals & Mining 1.6%
Newmont Corp. (a)	14,000	879,760
Reliance Steel & Aluminum Co.	6,200	675,738
Southern Copper Corp.	1,000	52,340
Steel Dynamics, Inc.	19,500	613,860

		2,221,698

Multi-Utilities 0.7%
Dominion Energy, Inc.	3,600	289,224
MDU Resources Group, Inc.	29,300	696,168

		985,392

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Shares	Value

Common Stocks (continued)
Multiline Retail 0.9%
Dollar General Corp.	1,400	$292,194
Target Corp.	6,400	974,208

		1,266,402

Oil, Gas & Consumable Fuels 0.7%
Chevron Corp. (a)	2,859	198,700
Devon Energy Corp.	10,800	96,444
HollyFrontier Corp.	35,000	647,850
Valero Energy Corp.	2,100	81,081

		1,024,075

Personal Products 0.9%
Herbalife Nutrition, Ltd. (a)(b)	13,783	622,165
Nu Skin Enterprises, Inc., Class A (a)	12,566	620,132

		1,242,297

Pharmaceuticals 3.1%
Eli Lilly & Co.	1,000	130,460
Johnson & Johnson	10,992	1,507,113
Merck & Co., Inc.	15,200	1,143,192
Perrigo Co. PLC	15,300	671,211
Pfizer, Inc. (a)	25,311	898,034

		4,350,010

Professional Services 1.0%
CoreLogic, Inc. (a)	9,900	761,607
ManpowerGroup, Inc. (a)	9,298	631,055

		1,392,662

Road & Rail 0.6%
Knight-Swift Transportation Holdings, Inc.	6,800	258,332
Schneider National, Inc., Class B (a)	27,400	604,444

		862,776

Semiconductors & Semiconductor Equipment 5.9%
Advanced Micro Devices, Inc. (b)	3,700	278,573
Applied Materials, Inc.	11,200	663,376
Broadcom, Inc.	3,500	1,223,705
Cirrus Logic, Inc. (b)	9,300	640,491
Intel Corp. (a)	30,032	1,329,817
Lam Research Corp.	900	307,872
NVIDIA Corp. (a)	3,750	1,880,100
Qorvo, Inc. (b)	5,500	700,480
QUALCOMM, Inc. (a)	10,500	1,295,280

		8,319,694

Software 11.8%
Adobe, Inc. (b)	2,496	1,115,961
Alteryx, Inc., Class A (b)	200	25,070
Autodesk, Inc. (b)	3,700	871,498
CDK Global, Inc.	15,800	680,980
Citrix Systems, Inc.	5,600	634,312
Coupa Software, Inc. (b)	100	26,770

	Shares	Value

Software (continued)
DocuSign, Inc. (b)	400	$80,900
Dropbox, Inc., Class A (b)	34,600	631,796
Fair Isaac Corp. (b)	977	382,447
Fortinet, Inc. (b)	5,900	651,183
Intuit, Inc. (a)	745	234,436
Manhattan Associates, Inc. (b)	5,700	487,350
Microsoft Corp.	37,038	7,499,084
Oracle Corp.	2,700	151,497
Proofpoint, Inc. (b)	1,600	153,184
RingCentral, Inc., Class A (b)	400	103,336
salesforce.com, Inc. (a)(b)	4,000	929,080
ServiceNow, Inc. (a)(b)	1,603	797,605
Teradata Corp. (b)	4,700	86,339
Workday, Inc., Class A (b)	900	189,108
Zoom Video Communications, Inc., Class A (b)	1,600	737,456

		16,469,392

Specialty Retail 3.6%
AutoNation, Inc. (b)	11,300	641,049
Best Buy Co., Inc.	6,800	758,540
Dick’s Sporting Goods, Inc.	11,400	645,810
Foot Locker, Inc.	17,800	656,464
Home Depot, Inc. (a)	4,529	1,207,929
L Brands, Inc.	6,200	198,462
Lowe’s Cos., Inc. (a)	2,100	332,010
Tractor Supply Co.	4,500	599,445

		5,039,709

Technology Hardware, Storage & Peripherals 0.4%
HP, Inc. (a)	22,900	411,284
Xerox Holdings Corp.	10,600	184,228

		595,512

Textiles, Apparel & Luxury Goods 0.4%
NIKE, Inc., Class B (a)	4,800	576,384

Thrifts & Mortgage Finance 0.6%
MGIC Investment Corp.	28,400	285,704
New York Community Bancorp, Inc.	70,600	586,686

		872,390

Tobacco 0.2%
Philip Morris International, Inc. (a)	3,600	255,672

Trading Companies & Distributors 0.5%
HD Supply Holdings, Inc. (b)	16,800	669,648

Total Common Stocks (Cost $110,121,902)		132,238,990

14	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of Rights	Value

Rights 0.0%‡
Pharmaceuticals 0.0%‡
Bristol-Myers Squibb Co. (b)	11,100	$36,186

Total Rights (Cost $23,643)		36,186

	Shares
Short-Term Investment 1.9%
Affiliated Investment Company 1.9%
MainStay U.S. Government Liquidity Fund, 0.02% (c)	2,646,195	2,646,195

Total Short-Term Investment (Cost $2,646,195)		2,646,195

Total Investments (Cost $112,791,740)	96.5%	134,921,371
Other Assets, Less Liabilities	3.5	4,960,775
Net Assets	100.0%	$139,882,146

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for swap contracts. (See Note 2(P))

(b)	Non-income producing security.

(c)	Current yield as of October 31, 2020.

Swap Contracts

Open OTC total return equity swap contracts as of October 31, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation
Citigroup	Alphabet, Inc., Class C	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	$1,565	$528,837
Citigroup	Ambac Financial Group, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(4)	55
Citigroup	Amyris, Inc.	1 month LIBOR BBA minus 3.35%	5/19/2021	Monthly	(308)	80,870
Citigroup	Anterix, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(329)	102,231
Citigroup	Apollo Global Management, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(320)	76,418
Citigroup	Apple Hospitality REIT, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(177)	16,769
Citigroup	Apple, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	5,260	3,341,433
Citigroup	ArcBest Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	207	18,991
Citigroup	Arvinas, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(64)	5,342
Citigroup	Atomera, Inc.	1 month LIBOR BBA minus 10.00%	5/19/2021	Monthly	(147)	29,378
Citigroup	Beazer Homes USA, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	238	24,932
Citigroup	BellRing Brands, Inc. Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(282)	26,081
Citigroup	Bonanza Creek Energy, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	218	10,307
Citigroup	BRP Group, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(102)	7,962
Citigroup	Cerus Corp	1 month LIBOR BBA minus 0.50%	5/19/2021	Monthly	(38)	6,795

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2020 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation
Citigroup	Cinemark Holdings, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	$(164)	$24,329
Citigroup	Corporate Office Properties Trust	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(263)	27,092
Citigroup	Coty, Inc. , Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(138)	8,396
Citigroup	Cousins Properties, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(284)	39,211
Citigroup	Credit Acceptance Corp.	1 month LIBOR BBA minus 0.75%	5/19/2021	Monthly	(377)	138,023
Citigroup	Customers BanCorp, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	170	28,969
Citigroup	Empire State Realty Trust, Inc., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(138)	9,237
Citigroup	Equity Commonwealth	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(108)	16,000
Citigroup	Eros Global Corp.	1 month LIBOR BBA minus 3.30%	5/19/2021	Monthly	(320)	74,359
Citigroup	Eventbrite, Inc., Class A	1 month LIBOR BBA minus 0.50%	5/19/2021	Monthly	(93)	1,539
Citigroup	Everbridge, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(67)	4,671
Citigroup	Evofem Biosciences Inc	1 month LIBOR BBA minus 20.10%	5/19/2021	Monthly	(165)	27,754
Citigroup	Evolus, Inc.	1 month LIBOR BBA minus 16.10%	5/19/2021	Monthly	(50)	10,377
Citigroup	Facebook, Inc., Class A	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	2,279	1,061,764
Citigroup	Fastly Inc. , Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(72)	8,046
Citigroup	Flagstar BanCorp, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	207	68,576
Citigroup	FormFactor, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	151	5,150
Citigroup	Fossil Group, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(172)	687
Citigroup	GoHealth, Inc. , Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(315)	59,643
Citigroup	Hancock Whitney Corp	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	112	4,237
Citigroup	Harsco Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(250)	25,754
Citigroup	HealthEquity, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(283)	199
Citigroup	HMS Holdings Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	107	2,574
Citigroup	Hope Bancorp, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	267	10,458
Citigroup	Impinj, Inc.	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(146)	12,940
Citigroup	Independent Bank Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(313)	15,122
	Interactive Brokers
Citigroup	Group, Inc., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(294)	3,833
Citigroup	Invesco Mortgage Capital, Inc.	1 month LIBOR BBA minus 2.40%	5/19/2021	Monthly	(75)	3,464
Citigroup	Jones Lang LaSalle, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(270)	10,339
Citigroup	JPMorgan Chase & Co.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	682	29,264
Citigroup	Kennedy-Wilson Holdings, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(291)	21,096
Citigroup	Liberty Media Corp., Class A	1 month LIBOR BBA minus 0.50%	5/19/2021	Monthly	(68)	1,503
	Live Nation
Citigroup	Entertainment, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(112)	18,774
Citigroup	Mack-Cali Realty Corp.	1 month LIBOR BBA minus 0.50%	5/19/2021	Monthly	(293)	32,373
	ManTech International
Citigroup	Corp. Class A	1 month LIBOR BBA minus 0.50%	5/19/2021	Monthly	(62)	9,479
Citigroup	Matson, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	293	7,949
Citigroup	MBIA, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(330)	70,659
Citigroup	Medallia, Inc.	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(64)	1,408
Citigroup	Medpace Holdings, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	254	12,044
Citigroup	Merit Medical Systems, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	158	22,134
Citigroup	Meritage Homes Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	119	133,524
Citigroup	Nautilus, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	216	54,606
Citigroup	New York Mortgage Trust, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(73)	2,672
Citigroup	Newage, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(106)	6,986
Citigroup	Nexstar Media Group, Inc. Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(173)	25,043
Citigroup	OrthoPediatrics Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(297)	6,636
Citigroup	Owens & Minor, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	230	58,606
Citigroup	Oxford Industries, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(205)	13,689
Citigroup	PagerDuty, Inc.	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(283)	17,868
Citigroup	Palomar Holdings, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(85)	4,566
Citigroup	Pluralsight, Inc., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(238)	55,645
Citigroup	Progyny, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(219)	16,721
Citigroup	PROS Holdings, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(296)	45,119
Citigroup	Quotient, Ltd.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(58)	23,880

16	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation
Citigroup	Realogy Holdings Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	$200	$8,906
Citigroup	Renewable Energy Group, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	101	23,489
Citigroup	Rocket Cos., Inc., Class A	1 month LIBOR BBA minus 1.80%	5/19/2021	Monthly	(298)	53,742
Citigroup	Rush Enterprises, Inc., Class A	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	287	1,876
Citigroup	Sabre Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(139)	5,785
Citigroup	Slack Technologies, Inc., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(155)	24,920
Citigroup	Smartsheet, Inc. Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(147)	12,617
	Sportsman’s Warehouse
Citigroup	Holdings, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	24	2,089
Citigroup	Stamps.com, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	119	37,645
	Stewart Information
Citigroup	Services Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	212	3,911
Citigroup	Tabula Rasa HealthCare, Inc.	1 month LIBOR BBA minus 0.54%	5/19/2021	Monthly	(121)	27,323
Citigroup	TFS Financial Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(261)	2,158
Citigroup	The 3D Systems Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(55)	2,870
Citigroup	The Brink’s Co	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(97)	2,437
Citigroup	The Carlyle Group, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(335)	48,118
Citigroup	The Chefs’ Warehouse, Inc.	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(188)	22,152
Citigroup	The Providence Service Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	102	16,038
Citigroup	The RealReal, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(205)	19,657
Citigroup	The Simply Good Foods Co.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(252)	552
Citigroup	Theravance Biopharma, Inc.	1 month LIBOR BBA minus 1.05%	5/19/2021	Monthly	(76)	74
Citigroup	Tootsie Roll Industries, Inc.	1 month LIBOR BBA minus 0.55%	5/19/2021	Monthly	(310)	23,109
Citigroup	Ultra Clean Holdings, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	120	30,968
Citigroup	UnitedHealth Group, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	1,651	229,839
Citigroup	ViacomCBS, Inc., Class B	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(69)	3,224
Citigroup	Viad Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(139)	8,886
Citigroup	ViaSat, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(310)	21,452
Citigroup	Western Digital Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(193)	19,870
Citigroup	Zuora, Inc., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(124)	25,516

						$7,350,611

						Unrealized Depreciation
Citigroup	1Life Healthcare, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(23)	(2,118)
Citigroup	Adaptive Biotechnologies Corp.	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(199)	(59,374)
Citigroup	Air Lease Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(241)	(31,190)
Citigroup	Albemarle Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(201)	(78,245)
Citigroup	Ambarella, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(109)	(6,068)
Citigroup	Amkor Technology, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	295	(4,566)
Citigroup	Appian Corp.	1 month LIBOR BBA minus 1.40%	5/19/2021	Monthly	(80)	(14,700)
Citigroup	Ares Management Corp. Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(282)	(14,534)
Citigroup	Atkore International Group, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	330	(67,682)
Citigroup	Avaya Holdings Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	293	(14,245)
Citigroup	Axon Enterprise, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(169)	(28,594)
Citigroup	Banc of California, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(113)	(55,026)
Citigroup	Bill.com Holdings, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(92)	(8,442)
Citigroup	BOK Financial Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(255)	(56,499)
Citigroup	Bright Horizons Family Solutions, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(167)	(7,084)
Citigroup	Brookfield Infrastructure Corp.	1 month LIBOR BBA minus 2.25%	5/19/2021	Monthly	(63)	(13,523)
Citigroup	Calavo Growers, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(295)	(43)
Citigroup	Capitol Federal Financial, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(292)	(6,050)
Citigroup	Cardlytics, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(89)	(43,532)
Citigroup	Central Garden & Pet Co., Class A	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	179	(8,960)
Citigroup	Ceridian HCM Holding, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(257)	(27,406)
Citigroup	ChannelAdvisor Corp	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	48	(3,792)
Citigroup	Cloudflare, Inc., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(29)	(12,855)
Citigroup	CNX Resources Corp	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	171	(6,691)
Citigroup	Coca-Cola Consolidated, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	288	(11,600)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2020 (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation
Citigroup	Codexis, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	$(84)	$(22,671)
Citigroup	Cognex Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(255)	(34,932)
Citigroup	Columbia Banking System, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(3)	(280)
Citigroup	CommVault Systems, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	118	(11,097)
Citigroup	Covanta Holding Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(37)	(1,030)
Citigroup	Cree, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(177)	(102,914)
Citigroup	Del Taco Restaurants Inc	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	72	(16,493)
Citigroup	DHT Holdings, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	116	(5,534)
Citigroup	Endo International PLC	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	83	(8,959)
Citigroup	First Solar, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(76)	(2,267)
Citigroup	Fresh Del Monte Produce, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	78	(4,333)
Citigroup	Glacier BanCorp, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(7)	(128)
Citigroup	Goosehead Insurance, Inc. Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(22)	(2,980)
Citigroup	Grocery Outlet Holding Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(284)	(15,718)
Citigroup	Health Catalyst, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(230)	(48,982)
Citigroup	Herman Miller, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	231	(8,331)
Citigroup	Ichor Holdings, Ltd.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	32	(2,212)
Citigroup	Innoviva, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	292	(60,941)
Citigroup	Inovalon Holdings, Inc., Class A	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	182	(54,660)
Citigroup	International Seaways, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	44	(10,416)
Citigroup	Investors Bancorp, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	276	(25,934)
Citigroup	JBG SMITH Properties	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(26)	(114)
Citigroup	JELD-WEN Holding Inc	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	24	(4,595)
Citigroup	Lakeland Financial Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(93)	(15,005)
Citigroup	Lantheus Holdings, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	164	(31,044)
Citigroup	Lemonade, Inc.	1 month LIBOR BBA minus 34.50%	5/19/2021	Monthly	(187)	(144)
Citigroup	LendingTree, Inc.	1 month LIBOR BBA minus 0.50%	5/19/2021	Monthly	(146)	(48,626)
Citigroup	M/I Homes, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	123	(8,815)
Citigroup	Magellan Health, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	60	(2,500)
Citigroup	Magnite, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(45)	(8,093)
Citigroup	Malibu Boats, Inc., Class A	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	299	(24,688)
Citigroup	Meridian Bioscience, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	313	(67,667)
Citigroup	Murphy USA, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	13	(1,126)
Citigroup	Northwest Bancshares, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(171)	(11,892)
Citigroup	ODP Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	143	(2,341)
Citigroup	Ontrak, Inc.	1 month LIBOR BBA minus 9.90%	5/19/2021	Monthly	(157)	(26,981)
Citigroup	Park Hotels & Resorts, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(164)	(19,579)
Citigroup	Park National Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(303)	(8,226)
Citigroup	Penumbra, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(23)	(3,007)
Citigroup	PotlatchDeltic Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	114	(2,213)
Citigroup	Premier, Inc., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(20)	(125)
Citigroup	Primo Water Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	110	(2,581)
Citigroup	Primoris Services Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	213	(3,912)
Citigroup	Progress Software Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	150	(15,202)
Citigroup	ProPetro Holding Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	333	(57,273)
Citigroup	Pure Storage, Inc., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(92)	(5,015)
Citigroup	Quaker Chemical Corp.	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(298)	(7,984)
Citigroup	Santander Consumer USA Holdings, Inc.	1 month LIBOR BBA minus 0.50%	5/19/2021	Monthly	(34)	(6,464)
Citigroup	Schweitzer-Mauduit International, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(291)	(8,086)
Citigroup	SeaWorld Entertainment, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(19)	(762)
Citigroup	Select Medical Holdings Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	248	(4,904)
Citigroup	Six Flags Entertainment Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(184)	(20,985)
Citigroup	StoneCo Ltd., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(156)	(11,677)
Citigroup	TEGNA Inc	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	60	(575)
Citigroup	Tenet Healthcare Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	22	(2,727)
Citigroup	The Ensign Group Inc	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	179	(2,611)
Citigroup	The Howard Hughes Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(256)	(11,921)

18	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation
Citigroup	The Lovesac Co.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	$(58)	$(70,492)
Citigroup	Tivity Health, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	45	(941)
Citigroup	TransDigm Group, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(149)	(15,282)
Citigroup	Trex Co., Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(177)	(3,849)
Citigroup	Triumph BanCorp, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(102)	(7,087)
Citigroup	U.S. Ecology, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(244)	(21,214)
Citigroup	UBIQUITI, Inc.	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(111)	(192)
Citigroup	UFP Industries Inc	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	122	(7,466)
Citigroup	Under Armour, Inc. Class A	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(76)	(15,173)
Citigroup	Under Armour, Inc., Class C	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(36)	(13,071)
Citigroup	Universal Display Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(229)	(68,691)
Citigroup	Upwork, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(87)	(49,642)
Citigroup	Verint Systems Inc	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	132	(1,282)
Citigroup	Veritex Holdings, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(110)	(6,450)
Citigroup	World Fuel Services Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	288	(10,379)

						$(1,764,302)

1.	As of October 31, 2020, cash in the amount of $6,116,482 was pledged from brokers for OTC swap contracts.

2.	Fund pays the floating rate and receives the total return of the reference entity.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$132,238,990	$—	$—	$132,238,990
Rights	36,186	—	—	36,186
Short-Term Investment
Affiliated Investment Company	2,646,195	—	—	2,646,195

Total Investments in Securities	$134,921,371	$—	$—	$134,921,371

Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	7,350,611	—	7,350,611

Total Investments in Securities and Other Financial Instruments	$134,921,371	$7,350,611	$—	$142,271,982

Liability Valuation Inputs
Other Financial Instruments
Total Return Equity Swap Contracts (b)	$—	$(1,764,302)	$—	$(1,764,302)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $110,145,545)	$132,275,176
Investment in affiliated investment company, at value (identified cost $2,646,195)	2,646,195
Due from custodian	209,568
Receivables:
Dividends and interest	89,570
Investment securities sold	48,369
Fund shares sold	11,523
Unrealized appreciation on OTC swap contracts	7,350,611
Other assets	22,539

Total assets	142,653,551

Liabilities
Payables:
Investment securities purchased	377,133
Fund shares redeemed	267,596
Custodian	120,229
Manager (See Note 3)	102,653
NYLIFE Distributors (See Note 3)	42,375
Transfer agent (See Note 3)	34,327
Professional fees	26,322
Shareholder communication	22,981
Interest on investments sold short	7,206
Broker fees and charges on short sales	345
Trustees	199
Accrued expenses	5,737
Unrealized depreciation on OTC swap contracts	1,764,302

Total liabilities	2,771,405

Net assets	$139,882,146

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,315
Additional paid-in capital	87,192,531

87,211,846
Total distributable earnings (loss)	52,670,300

Net assets	$139,882,146

Class A
Net assets applicable to outstanding shares	$53,681,804

Shares of beneficial interest outstanding	7,094,301

Net asset value per share outstanding	$7.57
Maximum sales charge (5.50% of offering price)	0.44

Maximum offering price per share outstanding	$8.01

Investor Class
Net assets applicable to outstanding shares	$4,826,394

Shares of beneficial interest outstanding	652,958

Net asset value per share outstanding	$7.39
Maximum sales charge (5.00% of offering price)	0.39

Maximum offering price per share outstanding	$7.78

Class C
Net assets applicable to outstanding shares	$32,165,214

Shares of beneficial interest outstanding	5,174,022

Net asset value and offering price per share outstanding	$6.22

Class I
Net assets applicable to outstanding shares	$49,208,734

Shares of beneficial interest outstanding	6,393,337

Net asset value and offering price per share outstanding	$7.70

20	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$4,358,614
Dividends-affiliated	42,514
Interest	126
Securities lending	113

Total income	4,401,367

Expenses
Manager (See Note 3)	2,231,388
Custodian	800,657
Distribution/Service—Class A (See Note 3)	154,208
Distribution/Service—Investor Class (See Note 3)	12,709
Distribution/Service—Class C (See Note 3)	415,094
Dividends on investments sold short	57,564
Transfer agent (See Note 3)	227,299
Professional fees	99,163
Registration	73,767
Broker fees and charges on short sales	33,699
Shareholder communication	23,593
Trustees	5,134
Miscellaneous	15,693

Total expenses before waiver/reimbursement	4,149,968
Expense waiver/reimbursement from Manager (See Note 3)	(718,670)

Net expenses	3,431,298

Net investment income (loss)	970,069

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	38,758,955
Investments sold short	(815,081)
Swap transactions	191,469

Net realized gain (loss)	38,135,343

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(34,341,972)
Investments sold short	585
Swap contracts	(3,784,191)

Net change in unrealized appreciation (depreciation)	(38,125,578)

Net realized and unrealized gain (loss)	9,765

Net increase (decrease) in net assets resulting from operations	$979,834

(a)	Dividends recorded net of foreign withholding taxes in the amount of $778.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$970,069	$3,774,061
Net realized gain (loss)	38,135,343	46,187,369
Net change in unrealized appreciation (depreciation)	(38,125,578)	(21,572,369)

Net increase (decrease) in net assets resulting from operations	979,834	28,389,061

Distributions to shareholders:
Class A	(8,419,082)	(16,107,715)
Investor Class	(621,601)	(875,062)
Class C	(6,497,424)	(16,515,227)
Class I	(31,107,216)	(91,597,537)

Total distributions to shareholders	(46,645,323)	(125,095,541)

Capital share transactions:
Net proceeds from sale of shares	19,752,199	74,492,224
Net asset value of shares issued to shareholders in reinvestment of distributions	45,057,238	119,698,369

Cost of shares redeemed	(347,466,931)	(487,603,220)

Increase (decrease) in net assets derived from capital share transactions	(282,657,494)	(293,412,627)

Net increase (decrease) in net assets	(328,322,983)	(390,119,107)

Net Assets
Beginning of year	468,205,129	858,324,236

End of year	$139,882,146	$468,205,129

22	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020	2019	2018	2017	2016

Net asset value at beginning of year	$8.53	$9.51	$10.91	$8.60	$8.93

Net investment income (loss) (a)	0.03	0.04	0.01	(0.02)	0.00 ‡

Net realized and unrealized gain (loss) on investments	(0.02)	0.43	0.11	2.48	(0.15)

Total from investment operations	0.01	0.47	0.12	2.46	(0.15)

Less distributions:

From net investment income	(0.33)	(0.06)	(0.30)	—	—

From net realized gain on investments	(0.64)	(1.39)	(1.22)	(0.15)	(0.18)

Total distributions	(0.97)	(1.45)	(1.52)	(0.15)	(0.18)

Net asset value at end of year	$7.57	$8.53	$9.51	$10.91	$8.60

Total investment return (b)	(0.29%)	6.17%	0.89%	28.96%	(1.72%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.35%	0.49%	0.11%	(0.20%)	0.03%

Net Expenses (including short sale expenses) (c)(d)	1.55%	1.49%	1.50%	2.26%	2.62%

Expenses (including short sales expenses, before waiver/reimbursement) (c)(d)	1.87%	1.49%	1.50%	2.26%	2.62%

Portfolio turnover rate	176%	177%	167%	124%	159%

Net assets at end of year (in 000’s)	$53,682	$77,482	$109,168	$124,552	$157,903

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2020	1.50%	0.05%
October 31, 2019	1.46%	0.03%
October 31, 2018	1.41%	0.09%
October 31, 2017	1.37%	0.89%
October 31, 2016	1.35%	1.27%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended October 31,

Investor Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$8.36	$9.35	$10.75	$8.49	$8.82

Net investment income (loss) (a)	0.02	0.03	0.01	(0.03)	(0.00)‡

Net realized and unrealized gain (loss) on investments	(0.03)	0.43	0.10	2.44	(0.15)

Total from investment operations	(0.01)	0.46	0.11	2.41	(0.15)

Less distributions:

From net investment income	(0.32)	(0.06)	(0.29)	—	(0.00)‡

From net realized gain on investments	(0.64)	(1.39)	(1.22)	(0.15)	(0.18)

Total distributions	(0.96)	(1.45)	(1.51)	(0.15)	(0.18)

Net asset value at end of year	$7.39	$8.36	$9.35	$10.75	$8.49

Total investment return (b)	(0.49%)	6.13%	0.84%	28.75%	(1.75%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.23%	0.40%	0.05%	(0.28%)	(0.05%)

Net Expenses (including short sale expenses) (c)(d)	1.64%	1.57%	1.56%	2.29%	2.72%

Expenses (including short sales expenses, before waiver/reimbursement) (c)(d)	1.96%	1.57%	1.56%	2.29%	2.72%

Portfolio turnover rate	176%	177%	167%	124%	159%

Net assets at end of year (in 000’s)	$4,826	$5,413	$5,602	$5,449	$4,702

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2020	1.59%	0.05%
October 31, 2019	1.54%	0.03%
October 31, 2018	1.46%	0.10%
October 31, 2017	1.45%	0.84%
October 31, 2016	1.44%	1.28%

24	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class C	2020	2019	2018	2017	2016

Net asset value at beginning of year	$7.16	$8.21	$9.62	$7.66	$8.04

Net investment income (loss) (a)	(0.03)	(0.02)	(0.06)	(0.09)	(0.06)

Net realized and unrealized gain (loss) on investments	(0.02)	0.36	0.09	2.20	(0.14)

Total from investment operations	(0.05)	0.34	0.03	2.11	(0.20)

Less distributions:

From net investment income	(0.25)	—	(0.22)	—	—

From net realized gain on investments	(0.64)	(1.39)	(1.22)	(0.15)	(0.18)

Total distributions	(0.89)	(1.39)	(1.44)	(0.15)	(0.18)

Net asset value at end of year	$6.22	$7.16	$8.21	$9.62	$7.66

Total investment return (b)	(1.13%)	5.35%	0.02%	27.93%	(2.55%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.47%)	(0.31%)	(0.70%)	(1.04%)	(0.81%)

Net Expenses (including short sale expenses) (c)(d)	2.39%	2.32%	2.32%	3.05%	3.46%

Expenses (including short sales expenses, before waiver/reimbursement) (c)(d)	2.71%	2.32%	2.32%	3.05%	3.46%

Portfolio turnover rate	176%	177%	167%	124%	159%

Net assets at end of year (in 000’s)	$32,165	$55,308	$101,169	$102,745	84,108

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2020	2.34%	0.05%
October 31, 2019	2.29%	0.03%
October 31, 2018	2.22%	0.10%
October 31, 2017	2.21%	0.84%
October 31, 2016	2.19%	1.27%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020	2019	2018	2017	2016

Net asset value at beginning of year	$8.66	$9.63	$11.03	$8.69	$9.00

Net investment income (loss) (a)	0.07	0.06	0.04	0.00 ‡	0.02

Net realized and unrealized gain (loss) on investments	(0.04)	0.45	0.10	2.50	(0.14)

Total from investment operations	0.03	0.51	0.14	2.50	(0.12)

Less distributions:

From net investment income	(0.35)	(0.09)	(0.32)	(0.01)	(0.01)

From net realized gain on investments	(0.64)	(1.39)	(1.22)	(0.15)	(0.18)

Total distributions	(0.99)	(1.48)	(1.54)	(0.16)	(0.19)

Net asset value at end of year	$7.70	$8.66	$9.63	$11.03	$8.69

Total investment return (b)	0.01%	6.52%	1.14%	29.17%	(1.40%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.81%	0.77%	0.37%	0.05%	0.28%

Net Expenses (including short sale expenses) (c)(d)	1.25%	1.25%	1.26%	1.98%	2.38%

Expenses (including short sales expenses, before waiver/reimbursement) (c)(d)	1.57%	1.25%	1.26%	1.98%	2.38%

Portfolio turnover rate	176%	177%	167%	124%	159%

Net assets at end of year (in 000’s)	$49,209	$330,002	$642,384	$738,876	$668,653

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
October 31, 2020	1.20%	0.05%
October 31, 2019	1.22%	0.03%
October 31, 2018	1.16%	0.10%
October 31, 2017	1.12%	0.86%
October 31, 2016	1.10%	1.28%

26	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay U.S. Equity Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Class C and Class I shares commenced operations on June 29, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 shares of the Fund were registered for sale effective as of February 28, 2017. As of October 31, 2020, Class R6 shares were not yet offered for sale. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of October 31, 2020, SIMPLE Class shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

27

Notes to Financial Statements (continued)

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020 were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The

28	MainStay MacKay U.S. Equity Opportunities Fund

valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2020, the Fund did not hold any repurchase agreements.

(H)  Securities Sold Short.  During the year ended October 31, 2020, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the

29

Notes to Financial Statements (continued)

short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of October 31, 2020, the Fund did not enter into any securities sold short.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2020, rights are shown in the Portfolio of Investments.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 13 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund did not have any portfolio securities on loan.

(L)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. Management is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Fund or the debt securities or other instruments based on LIBOR in which the Fund invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be

30	MainStay MacKay U.S. Equity Opportunities Fund

exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the

1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial. As of October 31, 2020, open swap agreements are shown in the Portfolio of Investments.

(O)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into total return swap contracts to gain exposure to emerging market securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2020:

Asset Derivatives

	Equity Contracts Risk	Total

OTC Swap Contracts—Unrealized appreciation on OTC swap contracts	$7,350,611	$7,350,611

Total Fair Value	$7,350,611	$7,350,611

31

Notes to Financial Statements (continued)

Liability Derivatives

	Equity Contracts Risk	Total

OTC Swap Contracts—Unrealized depreciation on OTC swap contracts	$(1,764,302)	$(1,764,302)

Total Fair Value	$(1,764,302)	$(1,764,302)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

Net Realized Gain (Loss) from:

	Equity Contracts Risk	Total

Swap Contracts	$191,469	$191,469

Total Net Realized Gain (Loss)	$191,469	$191,469

Net Change in Unrealized Appreciation (Depreciation) from:

	Equity Contracts Risk	Total

Swap Contracts	$(3,784,191)	$(3,784,191)

Total Net Change in Unrealized Appreciation (Depreciation)	$(3,784,191)	$(3,784,191)

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$51,251,512	$51,251,512
Swap Contracts Short	$(46,249,028)	$(46,249,028)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of October 31, 2020.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Net Amount of Derivative Assets*	Collateral Pledged/ (Received)
Citigroup	$7,350,611	$(1,764,302)	$5,586,309	$(6,116,482)

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of October 31, 2020.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Net Amount of Derivative Liabilities†	Collateral Pledged/ (Received)
Citigroup	$1,764,302	$(1,764,302)	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

(Q)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the year ended

32	MainStay MacKay U.S. Equity Opportunities Fund

October 31, 2020, the effective management fee rate was 1.00% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.50% of the Fund’s average daily net assets for Class A shares. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. These agreements will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages:1.60% for Investor Class shares and 2.35% for Class C shares, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $2,231,388 and waived fees and/or reimbursed expenses in the amount of $718,670 and paid the Subadvisor in the amount of $756,359.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 13 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $8,085 and $3,452, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2020, of $388 and $2,442, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived

Class A	$52,927	$—
Investor Class	8,347	—
Class C	68,172	—
Class I	97,853	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

33

Notes to Financial Statements (continued)

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$4,851	$72,009	$(74,214)	$—	$—	$2,646	$43	$—	2,646

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$114,181,995	$26,773,866	$(6,034,492)	$20,739,374

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$12,557,946	$19,372,980	$ —	$20,739,374	$52,670,300

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market swap adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2020, were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$(604,094)	$604,094

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$15,869,720	$6,287,986
Long-Term Capital Gain	30,775,603	118,807,555
Total	$46,645,323	$125,095,541

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 13 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

34	MainStay MacKay U.S. Equity Opportunities Fund

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of securities, other than short-term securities, were $385,846 and $713,326, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	1,065,670	$8,039,301
Shares issued to shareholders in reinvestment of distributions	1,061,140	8,276,895
Shares redeemed	(4,220,674)	(31,651,498)

Net increase (decrease) in shares outstanding before conversion	(2,093,864)	(15,335,302)
Shares converted into Class A (See Note 1)	112,354	860,197
Shares converted from Class A (See Note 1)	(3,229)	(21,822)

Net increase (decrease)	(1,984,739)	$(14,496,927)

Year ended October 31, 2019:
Shares sold	1,424,239	$11,625,078
Shares issued to shareholders in reinvestment of distributions	2,006,808	15,853,780
Shares redeemed	(5,858,066)	(47,354,501)

Net increase (decrease) in shares outstanding before conversion	(2,427,019)	(19,875,643)
Shares converted into Class A (See Note 1)	49,867	407,578
Shares converted from Class A (See Note 1)	(22,998)	(186,387)

Net increase (decrease)	(2,400,150)	$(19,654,452)

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	137,802	$947,495
Shares issued to shareholders in reinvestment of distributions	81,500	621,034
Shares redeemed	(104,655)	(752,912)

Net increase (decrease) in shares outstanding before conversion	114,647	815,617
Shares converted into Investor Class (See Note 1)	3,219	21,342
Shares converted from Investor Class (See Note 1)	(112,382)	(840,745)

Net increase (decrease)	5,484	$(3,786)

Year ended October 31, 2019:
Shares sold	101,334	$819,022
Shares issued to shareholders in reinvestment of distributions	112,774	872,877
Shares redeemed	(151,580)	(1,188,850)

Net increase (decrease) in shares outstanding before conversion	62,528	503,049
Shares converted into Investor Class (See Note 1)	28,585	226,106
Shares converted from Investor Class (See Note 1)	(42,881)	(344,168)

Net increase (decrease)	48,232	$384,987

Class C	Shares	Amount

Year ended October 31, 2020:
Shares sold	245,134	$1,530,543
Shares issued to shareholders in reinvestment of distributions	935,890	6,036,490
Shares redeemed	(3,726,518)	(23,366,554)

Net increase (decrease) in shares outstanding before conversion	(2,545,494)	(15,799,521)
Shares converted from Class C (See Note 1)	(4,743)	(30,439)

Net increase (decrease)	(2,550,237)	$(15,829,960)

Year ended October 31, 2019:
Shares sold	1,008,669	$6,806,210
Shares issued to shareholders in reinvestment of distributions	2,309,129	15,424,979
Shares redeemed	(7,899,134)	(53,665,267)

Net increase (decrease) in shares outstanding before conversion	(4,581,336)	(31,434,078)
Shares converted from Class C (See Note 1)	(15,257)	(103,129)

Net increase (decrease)	(4,596,593)	$(31,537,207)

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	1,188,608	$9,234,860
Shares issued to shareholders in reinvestment of distributions	3,808,195	30,122,819
Shares redeemed	(36,720,167)	(291,695,967)

Net increase in shares outstanding before conversion	(31,723,364)	(252,338,288)
Shares converted into Class I (See Note 1)	1,438	11,467

Net increase (decrease)	(31,721,926)	$(252,326,821)

Year ended October 31, 2019:
Shares sold	6,832,042	$55,241,914
Shares issued to shareholders in reinvestment of distributions	10,943,342	87,546,733
Shares redeemed	(46,352,637)	(385,394,602)

Net increase (decrease)	(28,577,253)	$(242,605,955)

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co.,

35

Notes to Financial Statements (continued)

No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Fund. Defendants filed an opposition to the certiorari petition on August 26, 2020.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss

Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court held that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. On June 22, 2020, the Court scheduled oral argument to occur on August 24, 2020. The Court held oral argument on August 24, 2020. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant.

36	MainStay MacKay U.S. Equity Opportunities Fund

Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay MacKay U.S. Equity Opportunities Fund	$45,424	$44,515

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A., except for a subset of custody related services for some of the Fund’s open short positions.

37

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay U.S. Equity Opportunities Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

38	MainStay MacKay U.S. Equity Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $30,775,603 as long term capital gain distributions.

For the fiscal year ended October 31, 2020, the Fund designated approximately $10,986,386 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2020 should be multiplied by 67.36% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

39

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

40	MainStay MacKay U.S. Equity Opportunities Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

41

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay MacKay U.S. Equity Opportunities Fund

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

43

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1716832 MS203-20	MSUER11-12/20 (NYLIM) NL234

MainStay Short Term Bond Fund

(Formerly known as MainStay Indexed Bond Fund)

Message from the President and Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended October 31, 2020.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. However, in mid-February 2020, stock and bond indices began to dip as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March, the disease reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) twice cut interest rates and announced unlimited quantitative easing. The federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as to a gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached new record levels. However, a resurgence of coronavirus cases in many parts of the country and uncertainties related to the November 3, 2020, U.S. presidential election caused markets to falter as the reporting period drew to a close.

Nevertheless, for the reporting period as a whole, U.S. equity indices generally produced moderate gains. Returns proved strongest among large-cap, growth-oriented stocks, while small- and mid-cap issues lagged. Within the S&P 500® Index, the information technology and consumer discretionary sectors produced exceptionally strong gains, buoyed by strong corporate and consumer spending, while the health care sector outperformed by a smaller margin. Materials and consumer staples sectors generated positive returns, but lagged the S&P 500® Index. The industrials, utilities, communication services, financials, real estate and energy sectors ended the reporting period in negative territory, with the energy sector suffering the steepest losses due to weak global demand. International equities declined sharply in February and March 2020 before recovering somewhat, but tended to lag their U.S. counterparts due to weaker underlying economic growth and somewhat less aggressive monetary and fiscal stimulus. Emerging-market equities tracked the performance of U.S. equity markets more closely, led by relatively strong returns in Asian markets, such as China and South Korea.

Fixed-income markets experienced an environment that tended to favor higher credit quality and longer duration securities. Corporate bonds followed the pattern of equities, with prices declining in March 2020 before subsequently recovering. Relatively speculative high-yield credit was hardest hit during the market sell-off in early 2020 and continued to underperform during the remainder of the reporting period. Similarly, among municipal bond issues, high-grade bonds outperformed, dipping briefly in mid-March before regaining the lost ground. Recognized safe havens, such as U.S. government bonds, attracted increased investment during the height of the market sell-off, driving yields lower and prices higher. As a result, long-term Treasury bonds delivered particularly strong gains for the reporting period as a whole. Emerging-market debt, on the other hand, underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Although the ongoing pandemic continues to change the way that many of us work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. By taking appropriate steps to minimize community spread of COVID-19 within our organization and despite the challenges posed by the coronavirus pandemic, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year-Ended October 31, 20202

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years	Ten Years	Gross Expense Ratio[3]

Class A Shares[4]	Maximum 1% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–1.06 2.00%	2.02 2.64%	2.15 2.46%	0.74 0.74%
Investor Class Shares[4,5]	Maximum .5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–1.29 1.76	1.79 2.41	1.95 2.26	1.22 1.22
Class I Shares	No Sales Charge		1/2/1991	2.29	2.95	2.79	0.49
SIMPLE Class Shares	No Sales Charge		8/31/2020	–0.17	N/A	N/A	1.47

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	Effective December 5, 2019, the Fund’s investment objective and principal investment strategies changed. Prior to that date, the Fund operated as an index fund and sought to match the return of its former benchmark gross of fees. The past performance in the bar chart and table prior to that date reflects the Fund’s prior investment objective and principal investment strategies.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	Prior to February 28, 2020, the maximum initial sales charge applicable was 3.0%, which is reflected in the average annual total return figures shown.
5.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 1.0%, which is reflected in the average annual total return figures shown.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index[6]	3.39%	2.10%	1.54%
Bloomberg Barclays U.S. Aggregate Bond Index[7]	6.19	4.08	3.55
Morningstar US Fund Short-Term Bond Category Average[8]	3.09	2.37	1.95

6.

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index comprised of investment grade, U.S. dollar-denominated, fixed-rate Treasurys, government-related and corporate securities, with maturities of one to three years. Results assume reinvestment of all income.

7.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.

The Morningstar US Fund Short-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years. These portfolios are attractive to fairly conservative investors, because they are less sensitive to interest rates than portfolios with longer durations. Morningstar calculates monthly breakpoints using the effective duration of the Morningstar Core Bond Index in determining duration assignment. Short-term is defined as 25% to 75% of the three-year average effective duration of the MCBI. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Term Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,037.80	$3.74	$1,021.47	$3.71	0.73%

Investor Class Shares	$1,000.00	$1,036.60	$4.71	$1,020.51	$4.67	0.92%

Class I Shares	$1,000.00	$1,040.40	$2.05	$1,023.13	$2.03	0.40%

SIMPLE Class Shares[3,4]	$1,000.00	$998.30	$1.95	$1,006.38	$1.96	1.17%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period) and 61 days for SIMPLE Class share (to reflect the since-inception period. The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was August 31, 2020.
4.

Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2020. Had these shares been offered for the full six-month period ended October 31, 2020, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $5.74 for SIMPLE Class shares and the ending account value would have been $1,019.46 for SIMPLE Class shares.

7

Portfolio Composition as of October 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of October 31, 2020 (excluding short-term investments) (Unaudited)

1.	Federal Farm Credit Bank, 0.68%–1.14%, due 6/17/24–8/20/29

2.	United States Treasury Notes, 0.125%, due 10/31/22

3.	Federal Home Loan Mortgage Corporation, 0.65%–1.125%, due 10/27/25–12/30/27

4.	Sequoia Mortgage Trust, 3.00%–3.50%, due 10/25/47–4/25/50

5.	iShares 1-5 Year Investment Grade Corporate Bond ETF
6.	COLT Mortgage Loan Trust, 1.853%–2.764%, due 8/25/49–3/25/65

7.	Palmer Square CLO, Ltd., 1.318%–1.768%, due 7/20/30

8.	Goldman Sachs Group, Inc., 3.625%, due 2/20/24

9.	AstraZeneca PLC, 0.945%, due 8/17/23

10.	Discovery Communications LLC, 3.80%, due 3/13/24

8	MainStay Short Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Short Term Bond Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2020?

For the 12 months ended October 31, 2020, Class I shares of MainStay Short Term Bond Fund returned 2.29%, underperforming the 3.39% return of the Fund’s primary benchmark, the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index. Over the same period, Class I shares also underperformed the 6.19% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which was the Fund’s primary benchmark prior to December 5, 2019, and the 3.09% return of the Morningstar US Fund Short-Term Bond Category Average.1

Were there any changes to the Fund during the reporting period?

Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund and the Fund’s investment objective, principal investment strategies, investment process and primary benchmark were modified, among other changes. For more information about these and other changes, refer to the supplement dated October 4, 2019.

What factors affected the Fund’s relative performance during the reporting period?

MainStay Indexed Bond Fund

From November 1, 2019, through December 4, 2019, the Fund was managed as an index fund. As such, the Fund’s strategy was to match the benchmark rather than exceed it.

MainStay Short Term Bond Fund

The Fund was managed as MainStay Short Term Bond Fund from December 5, 2019, through October 31, 2020. During this portion of the reporting period, the Fund held overweight positions in U.S. government agencies, corporates, asset-backed securities and commercial mortgage-backed securities. To facilitate these overweight positions, the Fund maintained an underweight position in the U.S. Treasury sector. In the first half of the reporting period, spreads moved drastically wider as volatility spiked due to the coronavirus pandemic. The move wider in option-adjusted spreads (“OAS”)2 caused the Fund’s overweight positions to underperform matched-duration U.S. Treasury bonds. OAS recovered during the second half of the reporting period as the Federal Reserve stepped into financial markets to increase liquidity and support smooth market func-

tioning. Overall, OAS on the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index finished two basis points tighter during the reporting period. (A basis point is one one-hundredth of a percentage point.) Overweight positions relative to the Index in commercial mortgage-backed securities and U.S. government agencies detracted from performance during the reporting period, as did the Fund’s underweight position in the U.S. Treasury sector. Conversely, the Fund’s relatively overweight position in asset-backed securities was accretive to performance during the period, as was the Fund’s commercial paper allocation.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

MainStay Short Term Bond Fund

From a liquidity perspective, the first quarter of 2020 proved to be a challenging environment for all fixed-income investors. As investors flocked to the relative safety of cash and/or U.S. Treasury holdings, portfolio redemptions resulted in forced selling across the corporate landscape. This led to wider bid-ask spreads3 and a more difficult environment in which to transact. While the U.S. Federal Reserve’s heavy-handed response opened the primary market, secondary liquidity remained challenging until investors became more confident in the stability of the market.

During the reporting period, the Fund’s performance was materially impacted by the coronavirus pandemic. During March 2020, OAS on risk assets moved sharply wider as the virus spread throughout the United States, undermining the relative performance of the Fund’s overweight positions in corporates, commercial mortgage-backed securities and mortgage-backed securities compared to matched-duration4 U.S. Treasury bonds.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

MainStay Indexed Bond Fund

During the portion of the reporting period in which the Fund was managed as MainStay Indexed Bond Fund, U.S. Treasury futures were used to reduce variations between the Fund and its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. These trades reduced tracking error for the Fund and its benchmark.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	An option-adjusted spread is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option.
3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

MainStay Short Term Bond Fund

During the portion of the reporting period in which the Fund was managed as MainStay Short Term Bond Fund, the only derivatives employed were interest rate derivatives used to keep the duration of the Fund in line with our target duration. The interest rate derivatives had a negative impact on Fund performance during the reporting period.

What was the Fund’s duration strategy during the reporting period?

MainStay Indexed Bond Fund

During the portion of the reporting period in which the Fund was managed as MainStay Indexed Bond Fund, the Fund maintained a passive strategy that attempted to replicate the duration of its benchmark. The Fund’s duration strategy had a neutral impact on performance during this portion of the reporting period.

MainStay Short Term Bond Fund

During the portion of the reporting period in which the Fund was managed as MainStay Short Term Bond Fund, the Fund maintained a duration that was relatively close to that of the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index. There was one occasion during which the Fund maintained a duration shorter than the benchmark, and one occasion during which the duration of the Fund was longer than the benchmark. Both instances detracted from the overall performance of the Fund. As of October 31, 2020, the effective duration of the Fund was 1.91 years compared to a duration of 1.92 years for the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index.

During the reporting period, which market sectors made the strongest positive contributions to the Fund’s performance, and which market sectors detracted the most?

MainStay Indexed Bond Fund

During the portion of the reporting period in which the Fund was managed as MainStay Indexed Bond Fund, the U.S. corporate sector, led by long-end financials and industrials, produced the highest total return among all the asset classes in the Bloomberg Barclays U.S. Aggregate Bond Index. All non-corporate subsectors produced negative total returns, with foreign agencies performing worst. Within securitized products, commercial mortgage-backed securities underperformed both mortgage-backed securities and asset-backed securities. U.S. government agency securities underperformed U.S. Treasury securities during this portion of the reporting period.

MainStay Short Term Bond Fund

During the portion of the reporting period in which the Fund was managed as MainStay Short Term Bond Fund, the U.S. corporate sector made the strongest total return contribution to the Fund’s performance. (Contributions take weightings and total returns into account.) Among corporates, the financials subsector was the most accretive to performance, followed by industrials and utilities. The asset-backed securities sector had the second highest total return contribution during the same period, followed by the mortgage-backed securities sector. The commercial mortgage-backed securities sector, driven primarily by the non-agency component, detracted the most from the Fund’s performance based on total return contribution. The commercial paper sector was the second worst performer, followed by U.S. government agencies.

How did the Fund’s sector weightings change during the reporting period?

MainStay Indexed Bond Fund

MainStay Indexed Bond Fund was managed as an index fund. Therefore, the Fund’s sector weightings changed only as a function of their relative performance during the portion of the reporting period in which the Fund was managed as an index fund.

MainStay Short Term Bond Fund

During the portion of the reporting period in which the Fund was managed MainStay Short Term Bond Fund, the Fund held overweight exposure to the financials and industrials subsectors within the corporate sector. Toward the end of the reporting period, the Fund’s corporate credit allocation was modestly reduced as credit spreads tightened to the tightest levels since February 2020 in response to an increase in virus cases, lack of further fiscal stimulus and the impending U.S. election.

Throughout the reporting period, we added to the Fund’s position in U.S. government agency securities. Because of newly introduced Federal Housing Finance Agency liquidity rules, Fannie Mae and Freddie Mac were forced to extend the duration of their issuance, creating attractive opportunities in the three- to five-year part of the agency yield curve.5 The Fund sold U.S. Treasury securities to pay for U.S. government agency purchases, thereby reducing the Fund’s exposure to the Treasury sector. In addition, the Fund reduced its overweight exposure to asset-backed securities, commercial mortgage-backed securities and collateralized loan obligations ahead of the $59.7 million redemption that took place in the first half of September 2020. As of October 31, 2020, we remain constructive on the fundamentals of these asset classes,

10	MainStay Short Term Bond Fund
5.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

6.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

particularly AAA-rated6 collateralized loan obligations, which remains one of our highest conviction sectors in terms of relative value within investment-grade fixed income.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2020, the Fund held overweight exposure relative to the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index in corporate bonds. Within the corporate sector, the Fund held overweight exposure to financials and industrials. The Fund also held overweight positions in asset-backed securities, commercial mortgage-backed securities, mortgage-backed securities and U.S. government agencies. The Fund’s largest overweight allocation among spread assets was to the corporate sector. As of the same date, the Fund held underweight positions relative to the Index in the sovereign, supranational, foreign agency and foreign local government sectors. The Fund’s largest underweight position was within the U.S. Treasury sector.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2020

	Principal Amount	Value
Long-Term Bonds 95.0%† Asset-Backed Securities 16.6%
Automobile Asset-Backed Securities 0.8%
Avis Budget Rental Car Funding AESOP LLC Series 2020-2A, Class A 2.02%, due 2/20/27 (a)	$600,000	$605,585

Other Asset-Backed Securities 13.6%
AIMCO CLO 10, Ltd. Series 2019-10A, Class A 1.536% (3 Month LIBOR + 1.32%), due 7/22/32 (a)(b)	500,000	493,810
Apidos CLO XXXII Series 2019-32A, Class A1 1.538% (3 Month LIBOR + 1.32%), due 1/20/33 (a)(b)	500,000	497,323
Aqua Finance Trust Series 2020-AA, Class A 1.90%, due 7/17/46 (a)	722,213	724,773
ARES CLO, Ltd. Series 2015-38A, Class BR 1.618%, due 4/20/30 (a)	500,000	482,499
Ares XXXIV CLO, Ltd. Series 2015-2A, Class AR2 1.468% (3 Month LIBOR + 1.25%), due 4/17/33 (a)(b)	500,000	493,773
Betony CLO 2, Ltd. Series 2018-1A, Class A1 1.294% (3 Month LIBOR + 1.08%), due 4/30/31 (a)(b)	500,000	490,686
CAL Funding IV, Ltd. Series 2020-1A, Class A 2.22%, due 9/25/45 (a)	744,688	744,980
Cedar Funding XII CLO, Ltd. Series 2020-12A, Class A 1.495% (3 Month LIBOR + 1.27%), due 10/25/32 (a)(b)	400,000	400,000
ELFI Graduate Loan Program LLC Series 2020-A, Class A 1.73%, due 8/25/45 (a)	442,159	446,386
Galaxy XV CLO, Ltd. Series 2013-15A, Class AR 1.437% (3 Month LIBOR + 1.20%), due 10/15/30 (a)(b)	500,000	492,998
Magnetite XVIII, Ltd. Series 2016-18A, Class AR 1.36% (3 Month LIBOR + 1.08%), due 11/15/28 (a)(b)	250,000	248,152
MVW Owner Trust Series 2017-1A, Class A 2.42%, due 12/20/34 (a)	64,670	65,883

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Neuberger Berman CLO XIV, Ltd. Series 2013-14A, Class BR2 1.722% (3 Month LIBOR + 1.50%), due 1/28/30 (a)(b)	$500,000	$487,723
Orange Lake Timeshare Trust Series 2018-A, Class A 3.10%, due 11/8/30 (a)	820,146	839,029
Palmer Square CLO, Ltd. (a)(b)
Series 2015-2A, Class A1R2 1.318% (3 Month LIBOR + 1.10%), due 7/20/30	500,000	493,338
Series-2015-2A, Class A2R2 1.768% (3 Month LIBOR + 1.55%), due 7/20/30	500,000	487,363
Regatta VI Funding, Ltd. Series 2016-1A, Class BR 1.668% (3 Month LIBOR + 1.45%), due 7/20/28 (a)(b)	500,000	489,347
Silver Creek CLO, Ltd. Series 2014-1A, Class AR 1.458% (3 Month LIBOR + 1.24%), due 7/20/30 (a)(b)	500,000	495,631
Triton Container Finance VIII LLC Series 2020-1A, Class A 2.11%, due 9/20/45 (a)	744,688	744,489
Vantage Data Centers LLC Series 2020-1A, Class A2 1.645%, due 9/15/45 (a)	350,000	347,826
Venture XXVI CLO, Ltd. Series 2017-26A, Class A 1.668% (3 Month LIBOR + 1.45%), due 1/20/29 (a)(b)	500,000	495,379
Voya CLO, Ltd. Series 2019-1A, Class BR 1.787% (3 Month LIBOR + 1.55%), due 4/15/31 (a)(b)	500,000	480,528

		10,941,916

Student Loans 2.2%
Laurel Road Prime Student Loan Trust Series 2020-A, Class A2FX 1.40%, due 11/25/50 (a)	356,000	353,999
Navient Private Education Refi Loan Trust (a)
Series 2020-GA, Class A 1.17%, due 9/16/69	300,000	300,584
Series 2020-FA, Class A 1.22%, due 7/15/69	210,274	210,890
SMB Private Education Loan Trust (a)
Series 2020-B, Class A1A 1.29%, due 7/15/53	416,193	416,377

12	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Asset-Backed Securities (continued)
Student Loans (continued)
Series 2020-PTB, Class A2A 1.60%, due 9/15/54	$500,000	$501,223

		1,783,073

Total Asset-Backed Securities (Cost $13,408,731)		13,330,574

Corporate Bonds 47.4%
Aerospace & Defense 1.1%
Boeing Co. 2.70%, due 5/1/22	825,000	839,243

Apparel 0.2%
Ralph Lauren Corp. 1.70%, due 6/15/22	150,000	153,007

Auto Manufacturers 4.3%
American Honda Finance Corp. 2.40%, due 6/27/24	675,000	713,714
BMW U.S. Capital LLC 3.45%, due 4/12/23 (a)	675,000	717,012
Daimler Finance North America LLC 1.18% (3 Month LIBOR + 0.90%), due 2/15/22 (a)(b)	610,000	613,963
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	275,000	272,250
3.664%, due 9/8/24	600,000	594,870
General Motors Financial Co., Inc. 3.70%, due 5/9/23	525,000	551,684

		3,463,493

Auto Parts & Equipment 0.5%
Aptiv Corp. 4.15%, due 3/15/24	375,000	412,575

Automobile 0.6%
Volkswagen Group of America Finance LLC 2.90%, due 5/13/22 (a)	500,000	516,247

Banks 14.1%
Banco Santander S.A. 2.746%, due 5/28/25	200,000	210,853
Bank of America Corp. 4.20%, due 8/26/24	500,000	557,182
Bank of Nova Scotia 3.40%, due 2/11/24	375,000	407,082
Barclays Bank PLC 1.70%, due 5/12/22	400,000	407,508

	Principal Amount	Value
Banks (continued)
BNP Paribas S.A. 4.25%, due 10/15/24	$600,000	$664,832
Citigroup, Inc. 3.106%, (SOFR + 2.75%) due 4/8/26 (c)	850,000	915,019
Credit Agricole S.A. 3.375%, due 1/10/22 (a)	450,000	464,574
Credit Suisse A.G. 1.00%, due 5/5/23	700,000	708,647
Fifth Third Bancorp 1.625%, due 5/5/23	275,000	282,069
Goldman Sachs Group, Inc. 3.625%, due 2/20/24	900,000	977,537
HSBC Holdings PLC 4.25%, due 8/18/25	750,000	830,614
JPMorgan Chase & Co. 3.875%, due 2/1/24	850,000	938,341
Lloyds Banking Group PLC 1.326% (CMT + 1.10%), due 6/15/23 (b)	350,000	352,799
Mizuho Financial Group, Inc. 1.099% (3 Month LIBOR + 0.85%), due 9/13/23 (b)	750,000	754,114
Morgan Stanley 4.10%, due 5/22/23	600,000	649,502
Nordea Bank Abp 0.75%, due 8/28/25 (a)	200,000	199,618
Standard Chartered PLC 1.319% (CMT + 1.17%), due 10/14/23 (a)(b)	425,000	426,764
Sumitomo Mitsui Financial Group, Inc. 2.696%, due 7/16/24	675,000	718,132
UBS Group A.G. 1.364% (CMT + 1.08%), due 1/30/27 (a)(b)	325,000	324,062
Wells Fargo & Co. 3.45%, due 2/13/23	500,000	530,534

		11,319,783

Building Materials 0.2%
Carrier Global Corp. 1.923%, due 2/15/23 (a)	150,000	154,449

Chemicals 2.3%
Dow Chemical Co. 3.625%, due 5/15/26	350,000	390,410
DuPont de Nemours, Inc. 2.169%, due 5/1/23	350,000	353,325
LYB International Finance III LLC 1.23% (3 Month LIBOR + 1.00%), due 10/1/23 (b)	250,000	250,147

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
Nutrien, Ltd.
1.90%, due 5/13/23	$300,000	$309,521
3.625%, due 3/15/24	525,000	570,603

		1,874,006

Commercial Services—Finance 0.5%
Hyundai Capital America 1.25%, due 9/18/23 (a)	400,000	400,937

Computers 0.5%
Hewlett Packard Enterprise Co. 0.929% (3 Month LIBOR + 0.68%), due 3/12/21 (b)	375,000	375,617

Diversified Financial Services 1.1%
AIG Global Funding (a)
0.80%, due 7/7/23	325,000	327,374
0.90%, due 9/22/25	175,000	174,228
Ares Finance Co. LLC 4.00%, due 10/8/24 (a)	375,000	398,263

		899,865

Electric 1.2%
DTE Energy Co. 1.05%, due 6/1/25	200,000	200,698
Pacific Gas & Electric Co. 1.75%, due 6/16/22	300,000	300,028
Pinnacle West Capital Corp. 1.30%, due 6/15/25	250,000	253,907
Southern California Edison Co. 1.20%, due 2/1/26	175,000	173,634

		928,267

Electronics 1.0%
Agilent Technologies, Inc. 3.875%, due 7/15/23	505,000	545,911
Flex, Ltd. 3.75%, due 2/1/26	250,000	273,565

		819,476

Food 0.4%
Conagra Brands, Inc. 3.20%, due 1/25/23	275,000	289,192

Gas 0.6%
Dominion Energy Gas Holdings LLC 3.55%, due 11/1/23	450,000	483,893

Health Care—Products 0.3%
Stryker Corp. 1.15%, due 6/15/25	200,000	202,118

	Principal Amount	Value
Health Care—Services 0.6%
Laboratory Corp. of America Holdings 3.25%, due 9/1/24	$450,000	$489,354

Household Products & Wares 0.6%
Reckitt Benckiser Treasury Services PLC 0.783% (3 Month LIBOR + 0.56%), due 6/24/22 (a)(b)	500,000	501,855

Housewares 0.3%
Newell Brands, Inc. 4.35%, due 4/1/23	205,000	213,963

Insurance 1.1%
Aon PLC 3.50%, due 6/14/24	375,000	408,359
Metropolitan Life Global Funding I 3.60%, due 1/11/24 (a)	240,000	261,846
Protective Life Global Funding 1.082%, due 6/9/23 (a)	200,000	202,594

		872,799

Iron & Steel 0.2%
Steel Dynamics, Inc. 2.40%, due 6/15/25	125,000	131,165

Machinery—Diversified 1.1%
CNH Industrial Capital LLC 4.375%, due 4/5/22	125,000	131,116
CNH Industrial N.V. 4.50%, due 8/15/23	660,000	715,388

		846,504

Media 1.9%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.50%, due 2/1/24	500,000	553,208
Discovery Communications LLC 3.80%, due 3/13/24	875,000	952,352

		1,505,560

Miscellaneous—Manufacturing 0.4%
Trane Technologies Global Holding Co., Ltd. 2.90%, due 2/21/21	300,000	302,241

Oil & Gas 1.1%
BP Capital Markets America, Inc. 3.216%, due 11/28/23	505,000	541,096
Equinor ASA 1.75%, due 1/22/26	125,000	129,681
Occidental Petroleum Corp. 2.90%, due 8/15/24	270,000	224,721

		895,498

14	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas Services 0.7%
Schlumberger Holdings Corp. 3.75%, due 5/1/24 (a)	$525,000	$566,773

Pharmaceuticals 3.5%
AbbVie, Inc. 3.80%, due 3/15/25 (a)	180,000	199,782
AstraZeneca PLC 0.945% (3 Month LIBOR + 0.665%), due 8/17/23 (b)	950,000	955,787
Bayer U.S. Finance II LLC 3.875%, due 12/15/23 (a)	655,000	713,216
CVS Health Corp. 3.375%, due 8/12/24	645,000	700,842
Upjohn, Inc. 1.125%, due 6/22/22 (a)	250,000	252,247

		2,821,874

Pipelines 2.2%
Energy Transfer Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	525,000	548,696
Kinder Morgan Energy Partners, L.P. 4.15%, due 2/1/24	525,000	569,915
Phillips 66 Partners, L.P. 2.45%, due 12/15/24	275,000	284,858
Plains All American Pipeline L.P. / PAA Finance Corp. 3.85%, due 10/15/23	375,000	391,774

		1,795,243

Real Estate Investment Trusts 3.9%
American Campus Communities Operating Partnership, L.P. 3.30%, due 7/15/26	550,000	590,698
Healthpeak Properties, Inc. 4.20%, due 3/1/24	525,000	576,544
National Retail Properties, Inc. 3.90%, due 6/15/24	675,000	728,601
Regency Centers, L.P. 3.90%, due 11/1/25	500,000	545,018
SBA Tower Trust 1.884%, due 7/15/50 (a)	250,000	257,761
VEREIT Operating Partnership, L.P. 4.60%, due 2/6/24	425,000	457,695

		3,156,317

Software 0.7%
Fidelity National Information Services, Inc. 3.875%, due 6/5/24	400,000	439,556
Infor, Inc. 1.75%, due 7/15/25 (a)	150,000	154,241

		593,797

	Principal Amount	Value
Telecommunications 0.2%
T-Mobile USA, Inc. 2.05%, due 2/15/28 (a)	$150,000	$152,250

Total Corporate Bonds (Cost $37,088,640)		37,977,361

Mortgage-Backed Securities 6.1%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.0%
BX Commercial Mortgage Trust (a)(b)
Series 2019-IMC, Class A 1.148% (1 Month LIBOR + 1.00%), due 4/15/34	500,000	480,620
Series 2019-IMC, Class B 1.448% (1 Month LIBOR + 1.30%), due 4/15/34	175,000	164,935
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class A 1.218% (1 Month LIBOR + 1.07%), due 12/15/37 (a)(b)	500,000	499,051
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A1 3.087%, due 3/5/37 (a)	500,000	505,268

		1,649,874

Whole Loan (Collateralized Mortgage Obligations) 4.1%
COLT Mortgage Loan Trust (a)(d)
Series 2020-2, Class A1 1.853%, due 3/25/65	211,794	213,326
Series 2019-3, Class A1 2.764%, due 8/25/49	831,980	840,799
New Residential Mortgage Loan Trust Series 2020-NQM1, Class A1 2.464%, due 1/26/60 (a)(d)	258,266	262,248
Sequoia Mortgage Trust (a)(d)
Series 2020-3, Class A1 3.00%, due 4/25/50	438,891	449,931
Series 2017-7, Class A4 3.50%, due 10/25/47	690,442	697,536
Series 2020-1, Class A1 3.50%, due 2/25/50	364,430	372,529
Series 2020-2, Class A1 3.50%, due 3/25/50	408,344	419,588

		3,255,957

Total Mortgage-Backed Securities (Cost $4,921,987)		4,905,831

U.S. Government & Federal Agencies 24.9%
Federal Farm Credit Bank 10.0%
0.68%, due 6/17/24	1,300,000	1,300,131
0.75%, due 4/5/27	225,000	222,155
0.95%, due 7/21/28	775,000	773,559

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2020 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Farm Credit Bank (continued)
1.00%, due 8/3/27	$1,300,000	$1,284,324
1.04%, due 5/27/27	900,000	901,103
1.05%, due 6/22/28	450,000	447,783
1.09%, due 6/4/27	1,600,000	1,601,223
1.14%, due 8/20/29	1,500,000	1,475,435

		8,005,713

Federal Home Loan Mortgage Corporation 5.8%
0.65%, due 10/27/25	1,275,000	1,275,034
0.80%, due 11/25/25	625,000	625,022
0.83%, due 11/5/26	1,300,000	1,298,482
0.85%, due 12/30/27	175,000	173,071
1.125%, due 5/12/27	1,275,000	1,275,065

		4,646,674

Federal National Mortgage Association 0.4%
0.75%, due 10/8/27	350,000	347,822

United States Treasury Notes 8.7%
0.125%, due 10/31/22	7,000,000	6,995,898

Total U.S. Government & Federal Agencies (Cost $20,043,852)		19,996,107

Total Long-Term Bonds (Cost $75,463,210)		76,209,873

	Shares
Exchange-Traded Fund 1.9%
iShares 1-5 Year Investment Grade Corporate Bond ETF	28,094	1,542,080

Total Exchange-Traded Fund (Cost $1,541,799)		1,542,080

	Principal Amount
Short-Term Investments 6.6%
Commercial Paper 0.9%
Toyota Motor Credit Corp. 2.059%, due 1/4/21 (e)	$700,000	699,826

Total Commercial Paper (Cost $697,511)		699,826

	Principal Amount	Value
Repurchase Agreement 5.7%
Fixed Income Clearing Corp. 0.00%, dated 10/30/20 due 11/2/20 Proceeds at Maturity $4,577,489 (Collateralized by a United States Treasury Note with a rate 1.50% and a maturity date of 11/30/24, with a Principal Amount of $4,423,600 and a Market Value of $4,669,055)	$4,577,489	$4,577,489

Total Repurchase Agreement (Cost $4,577,489)		4,577,489

Total Short-Term Investments (Cost $5,275,000)		5,277,315

Total Investments (Cost $82,280,009)	103.5%	83,029,268
Other Assets, Less Liabilities	(3.5)	(2,846,053)
Net Assets	100.0%	$80,183,215

†	Percentages indicated are based on Fund net assets.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2020.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2020.

(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2020.

(e)	Interest rate shown represents yield to maturity.

16	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Futures Contracts

As of October 31, 2020, the Fund held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts

2-Year United States Treasury Note	84	December 2020	$18,557,886	$18,550,875	$(7,011)

Total Long Contracts					(7,011)

Short Contracts

5-Year United States Treasury Note	(62)	December 2020	(7,810,928)	(7,787,297)	23,631

10-Year United States Treasury Note	(30)	December 2020	(4,173,072)	(4,146,562)	26,510

10-Year United States Treasury Ultra Note	(6)	December 2020	(955,992)	(943,688)	12,304

Total Short Contracts					62,445

Net Unrealized Appreciation					$55,434

1.	As of October 31, 2020, cash in the amount of $90,308 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2020.

The following abbreviations are used in the preceding pages:

CMT—1 Year Treasury Constant Maturity Rate

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$13,330,574	$—	$13,330,574
Corporate Bonds	—	37,977,361	—	37,977,361
Mortgage-Backed Securities	—	4,905,831	—	4,905,831
U.S. Government & Federal Agencies	—	19,996,107	—	19,996,107

Total Long-Term Bonds	—	76,209,873	—	76,209,873

Exchange-Traded Fund	1,542,080	—	—	1,542,080
Short-Term Investments
Commercial Paper	—	699,826	—	699,826
Repurchase Agreement	—	4,577,489	—	4,577,489

Total Short-Term Investments	—	5,277,315	—	5,277,315

Total Investments in Securities	1,542,080	81,487,188	—	83,029,268

Other Financial Instruments
Futures Contracts (b)	62,445	—	—	62,445

Total Investments in Securities and Other Financial Instruments	$1,604,525	$81,487,188	$—	$83,091,713

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(7,011)	$—	$—	$(7,011)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in securities, at value (identified cost $82,280,009)	$83,029,268
Cash collateral on deposit at broker for futures contracts	90,308
Receivables:
Investment securities sold	5,297,495
Interest	332,311
Fund shares sold	220,925
Variation margin on futures contracts	1,935
Other assets	34,629

Total assets	89,006,871

Liabilities
Payables:
Investment securities purchased	8,696,494
Fund shares redeemed	51,724
Professional fees	24,132
Transfer agent (See Note 3)	13,903
Shareholder communication	11,873
NYLIFE Distributors (See Note 3)	9,547
Manager (See Note 3)	8,102
Custodian	5,063
Trustees	108
Accrued expenses	2,075
Dividend payable	635

Total liabilities	8,823,656

Net assets	$80,183,215

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$7,471
Additional paid-in capital	72,523,365

72,530,836
Total distributable earnings (loss)	7,652,379

Net assets	$80,183,215

Class A
Net assets applicable to outstanding shares	$43,452,130

Shares of beneficial interest outstanding	4,051,776

Net asset value per share outstanding	$10.72
Maximum sales charge (1.00% of offering price)	0.11

Maximum offering price per share outstanding	$10.83

Investor Class
Net assets applicable to outstanding shares	$3,375,822

Shares of beneficial interest outstanding	312,781

Net asset value per share outstanding	$10.79
Maximum sales charge (0.50% of offering price)	0.05

Maximum offering price per share outstanding	$10.84

Class I
Net assets applicable to outstanding shares	$33,330,303

Shares of beneficial interest outstanding	3,103,885

Net asset value and offering price per share outstanding	$10.74

SIMPLE Class
Net assets applicable to outstanding shares	$24,960

Shares of beneficial interest outstanding	2,313

Net asset value and offering price per share outstanding	$10.79

18	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Interest	$2,536,679
Dividends	43,126
Securities lending	768
Other	38

Total income	2,580,611

Expenses
Manager (See Note 3)	301,445
Distribution/Service—Class A (See Note 3)	78,604
Distribution/Service—Investor Class (See Note 3)	8,551
Distribution/Service—SIMPLE Class (See Note 3)	21
Professional fees	83,716
Transfer agent (See Note 3)	75,381
Registration	61,152
Custodian	41,883
Shareholder communication	18,870
Trustees	2,414
Miscellaneous	12,333

Total expenses before waiver/reimbursement	684,370
Expense waiver/reimbursement from Manager (See Note 3)	(82,754)

Net expenses	601,616

Net investment income (loss)	1,978,995

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	12,912,546
Futures transactions	(642,088)

Net realized gain (loss)	12,270,458

Net change in unrealized appreciation (depreciation) on:
Investments	(12,813,305)
Futures contracts	204,419

Net change in unrealized appreciation (depreciation)	(12,608,886)

Net realized and unrealized gain (loss)	(338,428)

Net increase (decrease) in net assets resulting from operations	$1,640,567

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,978,995	$7,867,811
Net realized gain (loss)	12,270,458	2,567,242
Net change in unrealized appreciation (depreciation)	(12,608,886)	19,265,893

Net increase (decrease) in net assets resulting from operations	1,640,567	29,700,946

Distributions to shareholders:
Class A	(985,038)	(488,355)
Investor Class	(114,145)	(69,074)
Class I	(3,110,582)	(7,301,040)
SIMPLE Class	(26)	—

Total distributions to shareholders	(4,209,791)	(7,858,469)

Capital share transactions:
Net proceeds from sale of shares	101,741,689	119,650,475
Net asset value of shares issued to shareholders in reinvestment of distributions	4,173,588	7,832,437
Cost of shares redeemed	(340,777,292)	(137,283,689)

Increase (decrease) in net assets derived from capital share transactions	(234,862,015)	(9,800,777)

Net increase (decrease) in net assets	(237,431,239)	12,041,700

Net Assets
Beginning of year	317,614,454	305,572,754

End of year	$80,183,215	$317,614,454

20	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class A	2020	2019	2018	2017	2016

Net asset value at beginning of year	$10.91	$10.09	$10.66	$11.01	$10.99

Net investment income (loss)	0.15	0.27	0.24	0.23	0.23

Net realized and unrealized gain (loss) on investments	0.05	0.82	(0.54)	(0.22)	0.14

Total from investment operations	0.20	1.09	(0.30)	0.01	0.37

Less distributions:

From net investment income	(0.17)	(0.27)	(0.24)	(0.23)	(0.24)

From net realized gain on investments	(0.22)	—	(0.03)	(0.13)	(0.11)

Total distributions	(0.39)	(0.27)	(0.27)	(0.36)	(0.35)

Net asset value at end of year	$10.72	$10.91	$10.09	$10.66	$11.01

Total investment return (a)	2.00%	10.77%	(2.82%)	0.23%	3.50%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.32%	2.50%	2.26%	2.13%	2.09	%(b)

Net expenses (c)	0.72%	0.60%	0.63%	0.71%	0.67	%(d)

Expenses (before waiver/reimbursement) (c)	0.75%	0.60%	0.63%	0.71%	0.67%

Portfolio turnover rate (e)	299%	75%	103%	89%	89%

Net assets at end of year (in 000’s)	$43,452	$23,771	$17,506	$22,258	$36,822

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.01%.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 0.75%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 298%, 72%, 72%, 82% and 76% for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

	Year ended October 31,

Investor Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$10.97	$10.15	$10.71	$11.06	$11.04

Net investment income (loss)	0.13	0.23	0.21	0.22	0.21

Net realized and unrealized gain (loss) on investments	0.06	0.82	(0.53)	(0.23)	0.14

Total from investment operations	0.19	1.05	(0.32)	(0.01)	0.35

Less distributions:

From net investment income	(0.15)	(0.23)	(0.21)	(0.21)	(0.22)

From net realized gain on investments	(0.22)	—	(0.03)	(0.13)	(0.11)

Total distributions	(0.37)	(0.23)	(0.24)	(0.34)	(0.33)

Net asset value at end of year	$10.79	$10.97	$10.15	$10.71	$11.06

Total investment return (a)	1.76%	10.46%	(2.99%)	(0.01%)	3.31%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.18%	2.18%	1.98%	1.92%	1.92	%(b)

Net expenses (c)	0.92%	0.92%	0.92%	0.92%	0.84	%(d)

Expenses (before waiver/reimbursement) (c)	1.22%	1.12%	1.13%	0.98%	0.98%

Portfolio turnover rate (e)	299%	75%	103%	89%	89%

Net assets at end of year (in 000’s)	$3,376	$3,433	$2,850	$3,094	$5,381

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 1.84%.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 0.92%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 298%, 72%, 72%, 82% and 76% for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,

Class I	2020	2019	2018	2017	2016

Net asset value at beginning of year	$10.92	$10.10	$10.67	$11.02	$11.00

Net investment income (loss)	0.25	0.29	0.25	0.28	0.27

Net realized and unrealized gain (loss) on investments	(0.01)	0.82	(0.52)	(0.23)	0.14

Total from investment operations	0.24	1.11	(0.27)	0.05	0.41

Less distributions:

From net investment income	(0.20)	(0.29)	(0.27)	(0.27)	(0.28)

From net realized gain on investments	(0.22)	—	(0.03)	(0.13)	(0.11)

Total distributions	(0.42)	(0.29)	(0.30)	(0.40)	(0.39)

Net asset value at end of year	$10.74	$10.92	$10.10	$10.67	$11.02

Total investment return (a)	2.29%	11.14%	(2.57%)	0.53%	3.86%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.78%	2.77%	2.58%	2.44%	2.43	%(b)

Net expenses (c)	0.40%	0.35%	0.37%	0.40%	0.32	%(d)

Expenses (before waiver/reimbursement) (c)	0.48%	0.35%	0.37%	0.46%	0.50%

Portfolio turnover rate (e)	299%	75%	103%	89%	89%

Net assets at end of year (in 000’s)	$33,330	$290,411	$285,216	$109,750	$195,784

(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.35%.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 0.40%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 298%, 72%, 72%, 82% and 76% for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

SIMPLE Class	August 31, 2020^ through October 31, 2020

Net asset value at beginning of period *	$10.82

Net investment income (loss)	0.01

Net realized and unrealized gain (loss) on investments	(0.03)

Total from investment operations	(0.02)

Less distributions:

From net investment income	(0.01)

Net asset value at end of period	$10.79

Total investment return (a)	(0.17%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	0.38%

Net expenses (b) ††	1.17%

Expenses (before waiver/reimbursement) (b) ††	1.55%

Portfolio turnover rate (c)	299%

Net assets at end of period (in 000’s)	$25

^	Inception date.
††	Annualized.
*	Based on the net asset value of Investor Class as of August 31, 2020.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate not including mortgage dollar rolls was 298% for the year ended October 31, 2020.

22	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Short Term Bond Fund (formerly known as MainStay Indexed Bond Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. SIMPLE Class shares commenced operations on August 31, 2020. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2020, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. Class I and SIMPLE Class shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and SIMPLE Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income consistent with capital preservation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

23

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020 were fair valued in such a manner.

Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker(s) selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using

24	MainStay Short Term Bond Fund

the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a por tion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs, which are subject to management fees and other fees that may cause the costs of investing in ETFs to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. Repurchase agreements as of October 31, 2020, are shown in the Portfolio of Investments.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a

25

Notes to Financial Statements (continued)

specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of October 31, 2020, are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, currently State Street Bank and Trust Company (“State Street”) (See Note 12 for securities lending agent change), acting as securities lending agent on behalf of the Fund. Under the current arrangement, State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2020, the Fund did not have any portfolio securities on loan.

(K)  Debt Securities Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money. The Fund is subject to interest-rate risk and its holdings in bonds can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Fund may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in

26	MainStay Short Term Bond Fund

emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. Management is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Fund or the debt securities or other instruments based on LIBOR in which the Fund invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as help manage the duration and yield curve positioning of the portfolio.

Fair value of derivative instruments as of October 31, 2020:

Asset Derivatives

	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$62,445	$62,445

Total Fair Value	$62,445	$62,445

Liability Derivatives

	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(7,011)	$(7,011)

Total Fair Value	$(7,011)	$(7,011)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2020:

Net Realized Gain (Loss) from:

	Interest Rate Contracts Risk	Total

Futures Contracts	$(642,088)	$(642,088)

Total Net Realized Gain (Loss)	$(642,088)	$(642,088)

Net Change in Unrealized Appreciation (Depreciation) from:

	Interest Rate Contracts Risk	Total

Futures Contracts	$204,419	$204,419

Total Net Change in Unrealized Appreciation (Depreciation)	$204,419	$204,419

27

Notes to Financial Statements (continued)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$33,783,624	$33,783,624

Futures Contracts Short	$(19,136,824)	$(19,136,824)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Pusuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the year ended October 31, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; Class I, 0.40% and SIMPLE Class, 1.17%. These agreements will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $301,445 and waived fees and/or reimbursed expenses in the amount of $82,754 and paid the Subadvisor fees in the amount of $109,345.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the SIMPLE Class Plan, SIMPLE Class shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2020, were $6,289 and $428, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Investor Class shares during the year ended October 31, 2020, of $1,377 and $428, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021 for SIMPLE Class shares and February 28, 2021 for all other share classes, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of

28	MainStay Short Term Bond Fund

the next term or upon approval of the Board. During the year ended October 31, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:

Class	Expense	Waived
Class A	$17,269	$—
Investor Class	18,036	—
Class I	40,053	—
SIMPLE Class	23	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F)  Capital.  As of October 31, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

SIMPLE Class	$24,960	100.0%

Note 4–Federal Income Tax

As of October 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$82,286,984	$1,004,877	$(262,593)	$742,284

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$3,080,438	$3,833,326	$(635)	$739,250	$7,652,379

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the mark to market of futures contracts and cumulative bond amortization adjustment. The other temporary differences are primarily due to wash sales and dividends payable.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2020, were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(4,581,170)	$4,581,170

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019
Distributions paid from:
Ordinary Income	$3,620,275	$7,858,469
Long-Term Capital Gain	589,516	—
Total	$4,209,791	$7,858,469

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 12 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended October 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may

29

Notes to Financial Statements (continued)

participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2020, purchases and sales of U.S. government securities were $191,632 and $385,381, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $182,105 and $222,684, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	3,064,011	$32,464,295
Shares issued to shareholders in reinvestment of distributions	91,320	969,261
Shares redeemed	(1,337,274)	(14,165,355)

Net increase (decrease) in shares outstanding before conversion	1,818,057	19,268,201
Shares converted into Class A (See Note 1)	58,281	618,638
Shares converted from Class A (See Note 1)	(4,184)	(43,689)

Net increase (decrease)	1,872,154	$19,843,150

Year ended October 31, 2019:
Shares sold	889,253	$9,476,945
Shares issued to shareholders in reinvestment of distributions	45,055	476,236
Shares redeemed	(526,380)	(5,543,885)

Net increase (decrease) in shares outstanding before conversion	407,928	4,409,296
Shares converted into Class A (See Note 1)	47,384	507,755
Shares converted from Class A (See Note 1)	(10,638)	(113,035)

Net increase (decrease)	444,674	$4,804,016

Investor Class	Shares	Amount

Year ended October 31, 2020:
Shares sold	132,232	$1,390,248
Shares issued to shareholders in reinvestment of distributions	10,491	112,091
Shares redeemed	(89,128)	(950,967)

Net increase (decrease) in shares outstanding before conversion	53,595	551,372
Shares converted into Investor Class (See Note 1)	4,156	43,689
Shares converted from Investor Class (See Note 1)	(57,916)	(618,638)

Net increase (decrease)	(165)	$(23,577)

Year ended October 31, 2019:
Shares sold	129,029	$1,382,272
Shares issued to shareholders in reinvestment of distributions	6,338	67,304
Shares redeemed	(66,786)	(714,737)

Net increase (decrease) in shares outstanding before conversion	68,581	734,839
Shares converted into Investor Class (See Note 1)	10,585	113,035
Shares converted from Investor Class (See Note 1)	(47,137)	(507,755)

Net increase (decrease)	32,029	$340,119

Class I	Shares	Amount

Year ended October 31, 2020:
Shares sold	6,369,691	$67,862,146
Shares issued to shareholders in reinvestment of distributions	291,166	3,092,210
Shares redeemed	(30,159,210)	(325,660,970)

Net increase (decrease)	(23,498,353)	$(254,706,614)

Year ended October 31, 2019:
Shares sold	10,232,605	$108,791,258
Shares issued to shareholders in reinvestment of distributions	690,604	7,288,897
Shares redeemed	(12,560,727)	(131,025,067)

Net increase (decrease)	(1,637,518)	$(14,944,912)

SIMPLE Class	Shares	Amount

Period ended October 31, 2020 (a):
Shares sold	2,311	$25,000
Shares issued to shareholders in reinvestment of distributions	2	26

Net increase (decrease)	2,313	$25,026

(a)	The inception date of the class was August 31, 2020.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of

30	MainStay Short Term Bond Fund

ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

31

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Short Term Bond Fund (formerly, MainStay Indexed Bond Fund) (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

32	MainStay Short Term Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $589,516 as long term capital gain distributions.

For the fiscal year ended October 31, 2020, the Fund designated approximately $16,824 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

33

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

34	MainStay Short Term Bond Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

35

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay Short Term Bond Fund

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

State Street Bank and Trust Company

Boston, Massachusetts

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.

JPMorgan Chase Bank, N.A., New York, New York is the custodian for the MainStay ETF Asset Allocation Funds and effective at the close of business on November 20, 2020, became the custodian for other MainStay Funds. The custodian for MainStay Cushing MLP Premier Fund is U.S. Bank National Association, Milwaukee, Wisconsin.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1716014 MS203-20	MSSTB11-12/20 (NYLIM) NL228

MainStay U.S. Government Liquidity Fund

Annual Report

October 31, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

Cost in Dollars of a $1,000 Investment in MainStay U.S. Government Liquidity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2020, to October 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2020, to October 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/20	Ending Account Value (Based on Actual Returns and Expenses) 10/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class I Shares	$1,000.00	$1,000.20	$0.55	$1,024.58	$0.56	0.11%

1	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

1

Portfolio Composition as of October 31, 2020 (Unaudited)

Treasury Debt	70.0%
Government Agency Debt	30.0

Other Assets, Less Liabilities	-0.0	‡

‡	Less than one-tenth of a percent.

See Portfolio of Investments beginning on page 3 for specific holdings within these categories. The Fund’s holdings are subject to change.

2	MainStay U.S. Government Liquidity Fund

Portfolio of Investments October 31, 2020

	Principal Amount		Value
Short-Term Investments 100.0% †
Government Agency Debt 30.0%
Federal Agricultural Mortgage Corp. 0.18% (SOFR + 0.09%), due 2/10/21 (a)	$50,000,000		$50,000,000
Federal Home Loan Banks 0.091%, due 12/11/20 (b)	15,000,000		14,998,500
0.34% (SOFR + 0.23%), due 4/13/21 (a)	57,000,000		57,000,000
Federal Home Loan Mortgage Corp. 0.12% (SOFR + 0.03%), due 2/24/21 (a)	70,000,000		70,000,000

Total Government Agency Debt (Cost $191,998,500)			191,998,500

Treasury Debt 70.0%
United States Treasury Bills (b) 0.061%, due 11/3/20	58,337,000		58,336,708
0.063%, due 11/10/20	13,808,000		13,807,673
0.072%, due 11/17/20	5,797,000		5,796,789
0.073%, due 11/5/20	26,941,000		26,940,748
0.081%, due 11/19/20	45,554,000		45,552,291
0.083%, due 12/1/20	121,077,000		121,068,502
0.086%, due 12/3/20	71,273,000		71,267,552
0.088%, due 12/8/20	30,549,000		30,546,331
0.091%, due 12/10/20	8,690,000		8,689,224
0.096%, due 1/28/21	65,167,000		65,153,117

Total Treasury Debt
(Cost $447,158,935)			447,158,935
Total Investments
(Amortized Cost $639,157,435)	100.0%		639,157,435
Other Assets, Less Liabilities	(0.0	) ‡	(56,734)
Net Assets	100.0	% $	639,100,701

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2020.
(b)	Interest rate shown represents yield to maturity.

The following abbreviation is used in the preceding pages:

SOFR —Secured Overnight Financing Rate

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	3

Portfolio of Investments October 31, 2020 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$—	$191,998,500	$—	$191,998,500
Treasury Debt	—	447,158,935	—	447,158,935

Total Investments in Securities	$—	$639,157,435	$—	$639,157,435

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

4	MainStay U.S. Government Liquidity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2020

Assets
Investment in securities, at value (amortized cost $639,157,435)	$639,157,435
Cash	1,583
Receivables:
Interest	45,128
Other assets	1,548

Total assets	639,205,694

Liabilities
Payables:
Manager (See Note 3)	64,641
Professional fees	19,584
Shareholder communication	13,994
Custodian	3,395
Trustees	968
Accrued expenses	2,411

Total liabilities	104,993

Net assets	$639,100,701

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$638,952
Additional paid-in capital	638,313,368

638,952,320
Total distributable earnings (loss)	148,381
Net assets	$639,100,701
Shares of beneficial interest outstanding	638,952,320

Net asset value per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	5

Statement of Operations for the year ended October 31, 2020

Investment Income (Loss)
Income
Interest	$6,481,183
Other	8,403

Total income	6,489,586

Expenses
Manager (See Note 3)	1,031,795
Professional fees	85,172
Custodian	14,860
Trustees	5,870
Shareholder communication	12
Miscellaneous	16,853

Total expenses before waiver/reimbursement	1,154,562

Expense waiver/reimbursement from Manager (See Note 3)	(29,967)
Net expenses	1,124,595
Net investment income (loss)	5,364,991

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	100,500

Net increase (decrease) in net assets resulting from operations	$5,465,491

6	MainStay U.S. Government Liquidity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2020 and October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,364,991	$17,272,420
Net realized gain (loss)	100,500	48,302

Net increase (decrease) in net assets resulting from operations	5,465,491	17,320,722

Distributions to shareholders	(5,366,919)	(17,275,236)

Capital share transactions:
Net proceeds from sale of shares	12,595,285,893	13,143,762,458
Net asset value of shares issued to shareholders in reinvestment of distributions	5,366,919	17,274,052
Cost of shares redeemed	(12,876,127,593)	(13,115,048,854)

Increase (decrease) in net assets derived from capital share transactions	(275,474,781)	45,987,656

Net increase (decrease) in net assets	(275,376,209)	46,033,142

Net Assets
Beginning of year	914,476,910	868,443,768

End of year	$639,100,701	$914,476,910

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	7

Financial Highlights selected per share data and ratios

	Year ended October 31,		July 2, 2018^ through October 31,

Class I	2020	2019	2018

Net asset value at beginning of period	$1.00	$1.00	$1.00

Net investment income (loss)	0.01	0.02	0.01

Total from investment operations	0.01	0.02	0.01

Less distributions:

From net investment income	(0.01)	(0.02)	(0.01)

Net asset value at end of period	$1.00	$1.00	$1.00

Total investment return (a)	0.55%	2.14%	0.61%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.62%	2.11%	1.82	%††

Net expenses	0.13%	0.15%	0.15	%††

Expenses (before waiver/reimbursement)	0.13%	0.15%	0.16	%††

Net assets at end of period (in 000’s)	$639,101	$914,477	$868,444

^	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

8	MainStay U.S. Government Liquidity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay U.S. Government Liquidity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers one class of shares. Class I shares commenced operations on July 2, 2018. Shares of the Fund are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Fund’s shares.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

(B)  Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs”

9

Notes to Financial Statements (continued)

refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the year ended October 31, 2020, there were no material changes to the fair value methodologies. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2020, were fair valued in such a manner.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the

“Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (since inception) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)   Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

10	MainStay U.S. Government Liquidity Fund

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest rate for short-term investments.

(F)   Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

(H)  Securities Risk.  The ability of issuers of debt securities, including the U.S. Government, held by the fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. The Fund’s investments may include securities such as variable rate notes and floaters. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund

(I)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The

United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate

(“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. Management is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments.

Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Fund or the debt securities or other instruments based on LIBOR in which the Fund invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3—Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the

‘‘Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

11

Notes to Financial Statements (continued)

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.12% of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.15% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2020, New York Life Investments earned fees from the Fund in the amount of $1,031,795 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $29,967 and paid the Subadvisor in the amount of $515,898.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments (See Note 9 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund to a maximum of 0.35% of the Fund’s average daily net assets on an annual basis after deducting any applicable Fund level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2021 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. For the year ended October 31, 2020, the Fund did not record any transfer agent expenses.

Note 4—Federal Income Tax

The amortized cost also represents the aggregate cost for federal income tax purposes.

As of October 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$166,694	$ —	$(18,313)	$ —	$148,381

The other temporary differences are primarily due to amortization of organizational costs.

During the years ended October 31, 2020, and October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$5,366,919	$17,275,236

Note 5—Custodian

State Street is the custodian of cash and securities held by the Fund (See Note 9 for custodian change). Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

12	MainStay U.S. Government Liquidity Fund

Note 6—Capital Share Transactions

Transactions in capital shares for the years ended October 31, 2020, and October 31, 2019, were as follows:

Year ended October 31, 2020:
Shares sold	12,595,285,893
Shares issued to shareholders in reinvestment of distributions	5,366,919
Shares redeemed	(12,876,127,593)

Net increase (decrease)	(275,474,781)

Year ended October 31, 2019:
Shares sold	13,143,762,458
Shares issued to shareholders in reinvestment of distributions	17,274,052
Shares redeemed	(13,115,048,854)

Net increase (decrease)	45,987,656

Note 7—Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of October 31, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 8—Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 9—Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on November 20, 2020, all services provided by State Street were transitioned to JPMorgan Chase Bank, N.A.

13

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay U.S. Government Liquidity Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended and the period from July 2, 2018 (commencement of operations) through October 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from July 2, 2018 through October 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 23, 2020

14	MainStay U.S. Government Liquidity Fund

Federal Income Tax Information

(Unaudited)

In February 2021, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2020. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts reported for the Fund’s fiscal year ended October 31, 2020.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the Securities and Exchange Commission’s (“SEC”) website at sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund’s Form N-MFP is available free of charge by visiting the SEC’s website at sec.gov or upon request by calling New York Life Investments at 800-624-6782.

15

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

16	MainStay U.S. Government Liquidity Fund

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Main Stay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange- Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President— Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health:

Trustee since 2019;

Allstate Corporation: Director since 2015;

MSCI, Inc.: and Director since 2017.

17

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

18	MainStay U.S. Government Liquidity Fund

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017

Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment

Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of

Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee,

President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF

Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and

MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development

(2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment

Management LLC

	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009

Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal

Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund

since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life

Investment Management Holdings LLC (2008 to 2012)

	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020

Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since

January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm

Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and

Associate General Counsel, New York Life Insurance Company (2015 to 2019)

	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010

Managing Director and Associate General Counsel, New York Life Investment Management LLC

since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal

Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**

	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009

Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company

since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities

Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

19

Item 2.    Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). During the period covered by this report, no amendments were made to the provisions of the Code. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. A copy of the Code is filed herewith.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three “audit committee financial experts” (as defined by Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, David H. Chow and Susan B. Kerley. Mr. Latshaw, Mr. Chow and Ms. Kerley are “independent” (as defined by Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2020 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,253,238.

The aggregate fees billed for the fiscal year ended October 31, 2019 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,399,400.

(b)  Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2020; and (ii) $0 for the fiscal year ended October 31, 2019.

(c)    Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $0 during the fiscal year ended October 31, 2020; and (ii) $0 during the fiscal year ended October 31, 2019. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)    All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended October 31, 2020; and $0 during the fiscal year ended October 31, 2019.

(e)    Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)  All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2020 and October 31, 2019 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $197,052 for the fiscal year ended October 31, 2020; and $24,200 for the fiscal year ended October 31, 2019.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2018 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	January 8, 2021

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	January 8, 2021

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.